The information in this prospectus supplement is not complete and may be changed. We may not sell these securities, nor will we accept offers to buy these securities, prior to the time a final prospectus supplement is delivered.
This prospectus supplement is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any state where the offer or sale is not permitted.

                                               Filed Pursuant to Rule 424(b) (5)
                                               Registration File No.: 333-126218

                  SUBJECT TO COMPLETION, DATED AUGUST 1, 2005

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED JUNE 10, 2005)

                                 $1,900,725,000
                                  (Approximate)

                     MERRILL LYNCH MORTGAGE TRUST 2005-CIP1
                                    as Issuer
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                  as Depositor

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                          IXIS REAL ESTATE CAPITAL INC.
                         PNC BANK, NATIONAL ASSOCIATION
                            as Mortgage Loan Sellers
                                 -------------

     We, Merrill Lynch Mortgage Investors, Inc., are establishing a trust fund.
The offered certificates are mortgage-backed securities issued by the trust fund. Only the classes of mortgage pass-through certificates listed in the table below are being offered by this prospectus supplement and the accompanying prospectus. The offered certificates are not obligations of us, any of the mortgage loan sellers, any of our or their respective affiliates or any other person, and are not guaranteed or insured by any person, including any private or governmental insurer. The trust fund will consist of a pool of
139 commercial, multifamily and manufactured housing community mortgage loans with an initial mortgage pool balance of approximately $2,074,461,260 and the other characteristics described in this prospectus supplement. The trust fund will issue multiple classes of commercial mortgage pass-through certificates, twelve of which are being offered by this prospectus supplement. The offered certificates will accrue interest from August 1, 2005.

     INVESTING IN THE OFFERED CERTIFICATES INVOLVES RISKS. YOU SHOULD CAREFULLY
REVIEW THE FACTORS DESCRIBED UNDER "RISK FACTORS" BEGINNING ON PAGE S-43
OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE 14 OF THE ACCOMPANYING PROSPECTUS.

                                 -------------



                                                    APPROXIMATE                                ASSUMED
                             EXPECTED              INITIAL TOTAL      APPROXIMATE INITIAL       FINAL      RATED FINAL
                              RATINGS          PRINCIPAL BALANCE OR       PASS-THROUGH      DISTRIBUTION   DISTRIBUTION
                      (DBRS/FITCH/ MOODY'S)       NOTIONAL AMOUNT             RATE              DATE           DATE
                     ------------------------ ---------------------- --------------------- -------------- -------------

Class A-1 ..........        AAA/AAA/Aaa            $ 76,000,000                 %            May 2010
Class A-2 ..........        AAA/AAA/Aaa            $523,400,000                 %           August 2010
Class A-3 ..........        AAA/AAA/Aaa            $208,000,000                 %           August 2012
Class A-SB .........        AAA/AAA/Aaa            $101,000,000                 %           March 2015
Class A-4 ..........        AAA/AAA/Aaa            $430,722,000                 %            July 2015
Class A-1A .........        AAA/AAA/Aaa            $113,000,000                 %            July 2015
Class AM ...........        AAA/AAA/Aaa            $207,447,000                 %            July 2015
Class AJ ...........        AAA/AAA/Aaa            $140,026,000                 %           August 2015
Class B ............         AA/AA/Aa2             $ 44,082,000                 %           August 2015
Class C ............      AA(low)/AA-/Aa3          $ 18,151,000                 %           August 2015
Class D ............          A/A/A2               $ 38,897,000                 %           August 2015
Class XP ...........        AAA/AAA/Aaa            $                            %


     No one will list the offered certificates on any national securities exchange or any automated quotation system of any registered securities association. The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the certificates offered to you or determined if this prospectus supplement or the accompanying prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

                                 -------------

     Merrill Lynch, Pierce, Fenner & Smith Incorporated, Countrywide Securities
Corporation, IXIS Securities North America Inc., PNC Capital Markets, Inc. and
Wachovia Capital Markets, LLC are the underwriters of this offering. Merrill
Lynch, Pierce, Fenner & Smith Incorporated and Countrywide Securities
Corporation are acting as joint bookrunning managers in the following manner:
Countrywide Securities Corporation is acting as sole bookrunning manager with
respect to    % of the class    certificates, and Merrill Lynch, Pierce, Fenner
& Smith Incorporated is acting as sole bookrunning manager with respect to the
remainder of the class     certificates and all other classes of offered
certificates. IXIS Securities North America Inc., PNC Capital Markets, Inc. and
Wachovia Capital Markets, LLC will act as co-managers. We will sell the offered certificates to the underwriters, who will sell their respective allotments of those certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriters expect to deliver the offered certificates to purchasers on or about August 24, 2005. We
expect to receive from this offering approximately $     in sale proceeds, plus
accrued interest on the offered certificates from and including August 1, 2005, before deducting expenses payable by us. Not every underwriter will have an obligation to buy offered certificates from us. See "Method of
Distribution" in this prospectus supplement.

                                 -------------

MERRILL LYNCH & CO.                           COUNTRYWIDE SECURITIES CORPORATION
                         IXIS SECURITIES NORTH AMERICA
PNC CAPITAL MARKETS, INC.                                    WACHOVIA SECURITIES

                                  -------------

            The date of this prospectus supplement is      , 2005.

                     MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

        Commercial Mortgage Pass-Through Certificates, Series 2005-CIP1
                      Geographic Overview of Mortgage Pool

MONTANA           NEW YORK             SOUTH CAROLINA      NEW MEXICO
1 property        12 properties        2 properties        2 properties
$2,295,823        $417,785,560         $15,417,671         $5,259,349
0.1% of IPB       20.1% of IPB         0.7% of IPB         0.3% of IPB

KANSAS            VERMONT              GEORGIA             COLORADO
4 properties      2 properties         6 properties        7 properties
$41,585,000       $26,962,591          $19,706,839         $82,070,837
2.0% of IPB       1.3% of IPB          0.9% of IPB         4.0% of IPB

NORTH DAKOTA      MAINE                FLORIDA             ARIZONA
1 property        2 properties         27 properties       5 properties
$4,450,000        $2,084,278           $173,682,240        $45,000,000
0.2% of IPB       0.1% of IPB          8.4% of IPB         2.2% of IPB

MISSOURI          MASSACHUSETTS        KENTUCKY            SOUTHERN CALIFORNIA
3 properties      3 properties         3 properties        34 properties
$27,286,760       $16,867,797          $8,558,657          $305,625,912
1.3% of IPB       0.8% opf IPB         0.4% of IPB         14.7% of IPB

ILLINOIS          CONNECTICUT          ALABAMA             CALIFORNIA
3 properties      5 properties         2 properties        49 properties
$5,078,340        $35,290,192          $3,547,572          $349,627,326
0.2% of IPB       1.7% of IPB          0.2% of IPB         16.9% of IPB

WISCONSIN         RHODE ISLAND         TENNESSEE           NORTHERN CALIFORNIA
2 properties      1 property           5 properties        15 properties
$9,148,000        $8,548,034           $6,151,233          $44,001,414
0.4% of IPB       0.4% of IPB          0.3% of IPB         2.1% of IPB

INDIANA           NEW JERSEY           MISSISSIPPI         NEVADA
2 properties      4 properties         1 property          6 properties
$188,513,820      $38,650,000          $1,255,922          $42,055,000
9.1% of IPB       1.9% of IPB          0.1% of IPB         2.0% of IPB

MICHIGAN          DELAWARE             LOUISIANA           WASHINGTON
2 properties      2 properties         1 property          4 properties
$8,934,534        $17,015,272          $1,196,116          $32,784,158
0.4% of IPB       0.8% of IPB          0.1% of IPB         1.6% of IPB

PENSYLVANIA       MARYLAND             ARKANSAS
12 properties     3 properties         4 properties
$72,038,237       $33,000,000          $7,139,367
3.5% of IPB       1.6% of IPB          0.3% of IPB

OHIO              VIRGINIA             TEXAS
5 properties      4 poroperties        34 properties
$45,274,921       $14,823,918          $161,612,100
2.2% of IPB       0.7% of IPB          7.8% of IPB

NEW HAMPSHIRE     NORTH CAROLINA       OKLAHOMA
2 properties      21 properties        2 properties
$8,320,037        $90,934,654          $4,509,107
0.4% of IPB       4.4% of IPB          0.2% of IPB

                                TABLE OF CONTENTS

                              PROSPECTUS SUPPLEMENT
                              ---------------------

                                                                           Page
                                                                           ----

Important Notice About the Information Contained in this Prospectus
   Supplement, the Accompanying Prospectus and the Related

Capitalized Terms Used in this Prospectus

Annex A-1    --     Certain Characteristics of the Mortgage Loans
Annex A-2    --     Certain Statistical Information Regarding the Mortgage Loans
Annex B      --     Certain Characteristics Regarding Multifamily Properties
Annex C      --     Structural and Collateral Term Sheet
Annex D      --     Class XP Reference Rate Schedule
Annex E      --     Form of Trustee Report
Annex F      --     Class A-SB Planned Principal Balance Schedule

                                   PROSPECTUS
                                   ----------

                                                                           Page
                                                                           ----

                                      S-3

IMPORTANT NOTICE ABOUT THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT,
       THE ACCOMPANYING PROSPECTUS AND THE RELATED REGISTRATION STATEMENT

         Information about the offered certificates is contained in two separate documents--

         o     this prospectus supplement, which describes the specific terms of the offered certificates; and

         o     the accompanying prospectus, which provides general information, some of which may not apply to the offered certificates.

         You should read both this prospectus supplement and the accompanying prospectus in full to obtain material information concerning the offered certificates.

         You should only rely on the information contained in this prospectus supplement, the accompanying prospectus and our registration statement. We have not authorized any person to give any other information or to make any representation that is different from the information contained in this prospectus supplement, the accompanying prospectus or our registration statement.

         If the descriptions of the offered certificates vary between the accompanying prospectus and this prospectus supplement, you should rely on the information in this prospectus supplement.

         This prospectus supplement and the accompanying prospectus include cross-references to sections in these materials where you can find further related discussions. The table of contents in each of this prospectus supplement and the accompanying prospectus identify the pages where these sections are located.

                              --------------------

                      DEALER PROSPECTUS DELIVERY OBLIGATION

         Until         , 2005, all dealers effecting transactions in the offered
certificates, whether or not participating in this distribution, may be required to deliver a prospectus supplement and the accompanying prospectus. This is in addition to the obligation of dealers acting as underwriters to deliver a prospectus supplement and the accompanying prospectus with respect to their unsold allotments and subscriptions.

                              --------------------

                                      S-4

                        SUMMARY OF PROSPECTUS SUPPLEMENT

         This summary contains selected information regarding the offering being made by this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. To understand more fully the terms of the offering of the offered certificates, you should read carefully this prospectus supplement and the accompanying prospectus in full.

                  OVERVIEW OF THE SERIES 2005-CIP1 CERTIFICATES

         The offered certificates will be part of a series of commercial mortgage pass-through certificates designated as Commercial Mortgage
Pass-Through Certificates, Series 2005-CIP1, and issued in multiple classes. The immediately following table identifies and specifies various characteristics for those classes of certificates, both offered and non-offered, that bear interest.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1



                                               APPROX.
                                  APPROX.   INITIAL TOTAL     APPROX. %                      APPROX.
                                     %        PRINCIPAL      OF INITIAL        PASS-         INITIAL     WEIGHTED
                 EXPECTED          TOTAL       BALANCE        MORTGAGE        THROUGH         PASS-       AVERAGE
                 RATINGS          CREDIT     OR NOTIONAL        POOL            RATE         THROUGH       LIFE       PRINCIPAL
  CLASS    DBRS/FITCH/ MOODY'S    SUPPORT       AMOUNT        BALANCE       DESCRIPTION        RATE       (YEARS)       WINDOW
 -------  --------------------- ---------- ---------------- ------------   -------------    ----------   ---------   -----------

Offered Certificates
A-1           AAA/AAA/Aaa         30.000%   $   76,000,000      3.664%                          %           2.876    09/05-05/10
A-2           AAA/AAA/Aaa         30.000%   $  523,400,000     25.231%                          %           4.895    05/10-08/10
A-3           AAA/AAA/Aaa         30.000%   $  208,000,000     10.027%                          %           6.915    07/12-08/12
A-SB          AAA/AAA/Aaa         30.000%   $  101,000,000      4.869%                          %           7.319    08/10-03/15
A-4           AAA/AAA/Aaa         30.000%   $  430,722,000     20.763%                          %           9.808    03/15-07/15
A-1A          AAA/AAA/Aaa         30.000%   $  113,000,000      5.447%                          %           8.908    09/05-07/15
AM            AAA/AAA/Aaa         20.000%   $  207,447,000     10.000%                          %           9.883    07/15-07/15
AJ            AAA/AAA/Aaa         13.250%   $  140,026,000      6.750%                          %           9.900    07/15-08/15
B              AA/AA/Aa2          11.125%   $   44,082,000      2.125%                          %           9.967    08/15-08/15
C           AA(low)/AA-/Aa3       10.250%   $   18,151,000      0.875%                          %           9.967    08/15-08/15
D                A/A/A2            8.375%   $   38,897,000      1.875%                          %           9.967    08/15-08/15
XP             AAA/AAA/Aaa          N/A     $                   N/A         Variable IO         %           N/A          N/A
Certificates Not Offered
E                  --             7.125%    $   25,930,000      1.250%                          %           --           --
F                  --             5.500%    $   33,710,000      1.625%                          %           --           --
G                  --             4.500%    $   20,745,000      1.000%                          %           --           --
H                  --             3.250%    $   25,931,000      1.250%                          %           --           --
J                  --             2.750%    $   10,372,000      0.500%                          %           --           --
K                  --             2.500%    $    5,186,000      0.250%                          %           --           --
L                  --             2.125%    $    7,779,000      0.375%                          %           --           --
M                  --             1.750%    $    7,780,000      0.375%                          %           --           --
N                  --             1.500%    $    5,186,000      0.250%                          %           --           --
P                  --             1.250%    $    5,186,000      0.250%                          %           --           --
Q                  --             0.000%    $   25,931,259      1.250%                          %           --           --
XC                 --               N/A     $2,074,461,259      N/A         Variable IO         %           N/A          N/A


         In reviewing the foregoing table, prospective investors should note that--

         o     The class A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AJ, B, C, D, E, F,
               G, H, J, K, L, M, N, P and Q certificates are the only
               certificates identified in the table that have principal
               balances. The principal balance of any of those certificates at any time represents the maximum amount that the

                                      S-5

               holder may receive as principal out of cash flow received on or with respect to the mortgage loans.

         o     The class XC and XP certificates do not have principal balances.
               They are interest-only certificates and each of those classes will accrue interest on a notional amount.

         o     For purposes of calculating the amount of accrued interest on the class XC certificates, that class of certificates will have a total notional amount equal to the total principal balance of the class A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AJ, B, C, D, E, F, G,
               H, J, K, L, M, N, P and Q certificates outstanding from time to time.

         o     For purposes of calculating the amount of accrued interest on the class XP certificates, that class of certificates will have a total notional amount that initially equals the sum of (a) the
               lesser of $    and the total principal balance of the class
               certificates outstanding from time to time, (b) the lesser of $
               and the total principal balance of the class certificates
               outstanding from time to time, and (c) the total principal
               balance of the class      ,     ,     ,    , and certificates
               outstanding from time to time. The total notional amount of the class XP certificates will decline from time to time, in the manner described under "Description of the Offered
               Certificates--General" in this prospectus supplement. In any event, the total notional amount of the class XP certificates will be zero following the distribution date in .

         o     The actual total principal balance or notional amount, as
               applicable, of any class of certificates at initial issuance may be larger or smaller than the amount shown above, depending on the actual size of the initial mortgage pool balance or for other reasons. The actual size of the initial mortgage pool balance may be as much as 5% larger or smaller than the amount presented in this prospectus supplement.

         o     The ratings shown in the table are those expected of Dominion
               Bond Rating Service, Inc., Fitch, Inc. and Moody's Investors
               Service, Inc., respectively. The rated final distribution date
               for the offered certificates is the distribution date in      . A
               security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the likelihood or frequency of voluntary or
               involuntary prepayments, the possibility that you might suffer a lower than expected yield, the likelihood of receipt of
               prepayment premiums or yield maintenance charges, any allocation of prepayment interest shortfalls, the likelihood of collection of default interest, or the tax treatment of the certificates or the trust fund.

         o     The percentages indicated under the column "Approx. % Total
               Credit Support" with respect to the class A-1, A-2, A-3, A-SB,
               A-4 and A-1A certificates represent the approximate credit support for the class A-1, A-2, A-3, A-SB, A-4 and A-1A
               certificates, collectively.

         o     Each class of certificates identified in the table as having a
               "Fixed" pass-through rate will have a fixed pass-through rate that will remain constant at the initial pass-through rate shown for that class in the table.

         o     Each class of certificates identified in the table as having a
               "WAC Cap" pass-through rate will have a variable pass-through rate equal to the lesser of--

               (a)  the initial pass-through rate identified in the table with respect to that class, and

               (b)  a weighted average of the adjusted net mortgage interest rates on the mortgage loans from time to time.

         o     Each class of certificates identified in the table as having a
               "WAC" pass-through rate will have a variable pass-through rate equal to a weighted average of the adjusted net mortgage interest rates

                                      S-6

               on the mortgage loans from time to time minus, in the case of the class and certificates, a specified percentage that may vary on a class by class basis.

         o     The pass-through rates for the class XC and XP certificates will be variable and, as to each such class, will equal the weighted average of the respective strip rates at which interest accrues from time to time on the respective components of the total notional amount of the subject class of certificates; provided that the class XP certificates will in no event accrue interest
               following the end of the     interest accrual period. Those strip
               rates will be calculated by reference to, among other things, a weighted average of the adjusted net mortgage interest rates on the mortgage loans and/or a reference rate.

         o     The pass-through rates applicable to the class XC and XP
               certificates will, as an aggregate matter, generally equal the excess, if any, of--

               1.   a weighted average of the adjusted net mortgage interest
                    rates on the mortgage loans from time to time, over

               2.   the weighted average of the pass-through rates from time to time on the classes of certificates identified in the table that have principal balances.

         o     The initial pass-through rates listed for the class XC and XP certificates and each class of certificates identified in the table as having a WAC pass-through rate are approximate.

         o     As to any given class of offered certificates with a principal balance, the weighted average life is the average amount of time in years between the assumed settlement date for that class of certificates and the payment of each dollar of principal of that class of certificates.

         o     As to any given class of offered certificates with a principal balance, the principal window is the period during which holders of those certificates would receive distributions of principal.

         o     The weighted average lives and principal windows for the
               respective classes of offered certificates with principal
               balances have been calculated based on the assumptions, among others, that--

               1.   each mortgage loan with an anticipated repayment date is
                    paid in full on that date,

               2.   no mortgage loan is otherwise prepaid prior to maturity
                    (which means a 0% CPR; see "Yield and Maturity
                    Considerations" in this prospectus supplement, including
                    "--CPR Model"),

               3.   no defaults or losses occur with respect to the mortgage
                    loans, and

               4.   no extensions of maturity dates of mortgage loans occur. See
                    "Yield and Maturity Considerations--Weighted Average Lives"
                    in this prospectus supplement.

         o     The certificates will also include the class R-I, R-II and Z certificates, which are not presented in the table. The class
               R-I, R-II and Z certificates do not have principal balances or notional amounts and do not accrue interest. The class R-I, R-II and Z certificates are not offered by this prospectus supplement.

                                      S-7

         o     When we refer to the "adjusted net mortgage interest rate" of a mortgage loan in the bullets above, we mean the mortgage interest rate for that mortgage loan in effect as of the date of initial issuance of the certificates--

               1.   net of the sum of the per annum rates at which the related master servicing fee (which is inclusive of primary
                    servicing fees with respect to each mortgage loan except
                    those identified in 2. below) and the trustee fee accrue,

               2.   solely in the case of the mortgage loan that we intend to
                    include in the trust that is secured by the mortgaged real property identified on Annex A-1 to this prospectus
                    supplement as The Westchester and that will be serviced and administered under a separate agreement from the rest of the mortgage pool, net of the per annum rate at which the
                    servicing fee for that mortgage loan under that separate
                    servicing agreement is calculated,

               3.   without regard to any increase in the mortgage interest rate that may occur in connection with a default,

               4.   without regard to any modification of the mortgage interest rate that may occur after the date of initial issuance of
                    the certificates,

               5.   without regard to any increase in the mortgage interest rate that may occur if that mortgage loan, if it has an
                    anticipated repayment date, is not repaid in full on or
                    before that anticipated repayment date, and

               6.   as that net mortgage interest rate for that mortgage loan, if it accrues interest on the basis of the actual number of days during each one-month accrual period in a year assumed to consist of 360 days, may be adjusted in the manner
                    described in this prospectus supplement for purposes of
                    calculating the pass-through rates of the various classes of interest-bearing certificates.

         The offered certificates will evidence beneficial ownership interests in the trust fund. The primary assets of the trust fund will consist of a segregated pool of mortgage loans. When we refer to mortgage loans in this prospectus supplement, we are referring to the mortgage loans that we intend to include in the trust fund, unless the context clearly indicates otherwise. We identify the mortgage loans that we intend to include in the trust fund on Annex
A-1 to this prospectus supplement.

         The governing document for purposes of issuing the offered certificates, as well as the other certificates, and forming the trust fund will be a pooling and servicing agreement to be dated as of August 1, 2005. The pooling and servicing agreement will, with one exception, also govern the servicing and administration of the mortgage loans and the other assets that back the certificates. The parties to the pooling and servicing agreement will include us, a trustee, a fiscal agent, a master servicer and a special servicer.
A copy of the pooling and servicing agreement will be filed with the Securities and Exchange Commission as an exhibit to a current report on Form 8-K, within 15 days of the initial issuance of the certificates. The Securities and Exchange
Commission will make that current report on Form 8-K and its exhibits available to the public for inspection. See "Available Information; Incorporation by
Reference" in the accompanying prospectus.

         For purposes of making distributions to the class A-1, A-2, A-3, A-SB,
A-4 and A-1A certificates, the mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group 2. Loan group 1 will consist of 120 mortgage loans, with an initial loan group 1 balance of $1,961,450,834 and representing approximately 94.6% of the initial mortgage pool balance, that are secured by the various property types that constitute collateral for those mortgage loans. Loan group 2 will consist of 19 mortgage loans, with an initial loan group 2 balance of $113,010,426 and representing approximately 5.4% of the initial mortgage pool balance, that

                                      S-8

are secured by multifamily and manufactured housing community properties. Annex
A-1 to this prospectus supplement sets forth the loan group designation with respect to each mortgage loan.

                                RELEVANT PARTIES
                                ----------------

WE AND US...................................   Our name is Merrill Lynch
                                               Mortgage Investors, Inc. We are a
                                               special purpose Delaware
                                               corporation. Our address is 4
                                               World Financial Center, 16th
                                               Floor, 250 Vesey Street, New
                                               York, New York 10080 and our
                                               telephone number is (212)
                                               449-1000. See "Merrill Lynch
                                               Mortgage Investors, Inc." in the
                                               accompanying prospectus.

TRUSTEE.....................................   LaSalle Bank National
                                               Association, a national banking
                                               association with corporate trust
                                               offices located in Chicago,
                                               Illinois, will act as trustee on
                                               behalf of all the
                                               certificateholders. The corporate
                                               trust office of LaSalle Bank is
                                               located at 135 S. LaSalle Street,
                                               Suite 1625, Chicago, Illinois
                                               60603, Attention: Global
                                               Securities and Trust Services
                                               Group--Merrill Lynch Mortgage
                                               Trust 2005-CIP1. The trustee will
                                               be responsible for distributing
                                               payments to certificateholders
                                               and delivering certain reports to
                                               certificateholders that provide
                                               various details regarding the
                                               certificates and the mortgage
                                               loans. In addition, the trustee
                                               will also be primarily
                                               responsible for back-up
                                               advancing. The trustee will also
                                               have, or be responsible for
                                               appointing an agent to perform,
                                               additional duties with respect to
                                               tax administration. See
                                               "Description of the Offered
                                               Certificates--The Trustee" in
                                               this prospectus supplement.

FISCAL AGENT................................   ABN AMRO Bank N.V., a Netherlands
                                               banking corporation, will act as
                                               fiscal agent. The fiscal agent
                                               will be responsible for back-up
                                               advancing if the trustee fails to
                                               perform its back-up advancing
                                               obligation. See "Description of
                                               the Offered Certificates--The
                                               Fiscal Agent" in this prospectus
                                               supplement.

MASTER SERVICER.............................   Midland Loan Services, Inc., a
                                               Delaware corporation, will act as
                                               master servicer with respect to
                                               the mortgage loans. The master
                                               servicer will be primarily
                                               responsible for collecting
                                               payments and gathering
                                               information with respect to the
                                               mortgage loans, subject to the
                                               discussion under "--Merrill Lynch
                                               Mortgage Trust Series 2005-MCP1
                                               Trustee, Master Servicer and
                                               Special Servicer" below. The
                                               primary servicing offices of
                                               Midland Loan Services, Inc. are
                                               located at 10851 Mastin Street,
                                               Suite 700, Overland Park, Kansas
                                               66210. See "Servicing of the
                                               Mortgage Loans--The Master
                                               Servicer and the Special
                                               Servicer" in this prospectus
                                               supplement. Midland Loan
                                               Services, Inc. is a subsidiary of
                                               PNC Bank, National Association,
                                               one of the mortgage loan sellers,
                                               and an affiliate of PNC Capital
                                               Markets, Inc., one of the
                                               underwriters.

SPECIAL SERVICER............................   LNR Partners, Inc., a Florida
                                               corporation, will act as special
                                               servicer with respect to the
                                               mortgage loans and any related

                                      S-9

                                               foreclosure properties. The
                                               special servicer will be
                                               primarily responsible for making
                                               decisions and performing certain
                                               servicing functions with respect
                                               to the mortgage loans that, in
                                               general, are in default or as to
                                               which default is imminent,
                                               subject to the discussion under
                                               "--Merrill Lynch Mortgage Trust
                                               Series 2005-MCP1 Trustee, Master
                                               Servicer and Special Servicer"
                                               below. The primary servicing
                                               offices of LNR Partners, Inc. are
                                               located at 1601 Washington
                                               Avenue, Miami Beach, Florida
                                               33139. See "--Master Servicer"
                                               above and "Servicing of the
                                               Mortgage Loans--The Master
                                               Servicer and the Special
                                               Servicer" in this prospectus
                                               supplement.

MERRILL LYNCH MORTGAGE TRUST
SERIES 2005-MCP1 TRUSTEE,
MASTER SERVICER AND SPECIAL SERVICER........   The mortgage loan secured by the
                                               mortgaged real property
                                               identified on Annex A-1 to this
                                               prospectus supplement as The
                                               Westchester, which we refer to in
                                               this prospectus supplement as the
                                               Westchester trust mortgage loan,
                                               has a cut-off date principal
                                               balance of $100,000,000,
                                               representing approximately 4.8%
                                               of the initial mortgage pool
                                               balance and approximately 5.1% of
                                               the initial loan group 1 balance,
                                               and is one of a group of loans
                                               made to the same borrower that
                                               are secured by the same mortgaged
                                               real property, which we refer to
                                               as a loan combination, which
                                               other loans will not be included
                                               in the trust and will not be part
                                               of the mortgage pool backing the
                                               certificates. One (1) of those
                                               other loans, which we refer to in
                                               this prospectus supplement as the
                                               Westchester pari passu non-trust
                                               loan, is pari passu in right of
                                               payment and in other respects to
                                               the Westchester trust mortgage
                                               loan, while the remaining loans
                                               in that loan combination, which
                                               we refer to in this prospectus
                                               supplement as the Westchester
                                               subordinate non-trust loans, are
                                               subordinate in right of payment
                                               and in other respects to the
                                               Westchester trust mortgage loan
                                               and the Westchester pari passu
                                               non-trust loan. The Westchester
                                               subordinate non-trust loans are
                                               grouped into three (3) tiers of
                                               respective seniority--a "B note"
                                               tier, a "C note" tier and a "D
                                               note" tier, each of which
                                               consists of one or more
                                               subordinate non-trust loans.

                                               The Westchester pari passu
                                               non-trust loan referred to above
                                               has been deposited in the trust
                                               fund for a commercial mortgage
                                               securitization involving the
                                               issuance of a separate series of
                                               commercial mortgage-backed
                                               securities, in respect of which
                                               we were the depositor, captioned
                                               Merrill Lynch Mortgage Trust
                                               2005-MCP1, Commercial Mortgage
                                               Pass-Through Certificates, Series
                                               2005-MCP1, which we sometimes
                                               refer to in this prospectus
                                               supplement as MLMT Series
                                               2005-MCP1.

                                               The intercreditor agreement for
                                               the Westchester loan combination
                                               generally provides that the loans
                                               secured by the Westchester
                                               mortgaged real property are to be
                                               serviced and administered
                                               pursuant to the MLMT Series
                                               2005-MCP1 pooling

                                      S-10

                                               and servicing agreement (the
                                               governing document for the MLMT
                                               Series 2005-MCP1 securitization),
                                               which provides for servicing
                                               arrangements that are generally
                                               similar but not identical to
                                               those under the pooling and
                                               servicing agreement for our
                                               Series 2005-CIP1 certificates. In
                                               that regard--

                                               o  Wells Fargo Bank, N.A., a
                                                  national banking association,
                                                  which is the trustee under the
                                                  MLMT Series 2005-MCP1 pooling
                                                  and servicing agreement, is,
                                                  in that capacity, the
                                                  mortgagee of record for all
                                                  loans secured by the
                                                  Westchester mortgaged real
                                                  property; and

                                               o  Midland Loan Services, Inc.,
                                                  which is the master servicer
                                                  under the pooling and
                                                  servicing agreement for our
                                                  Series 2005-CIP1 certificates,
                                                  is the master servicer and the
                                                  special servicer under the
                                                  MLMT Series 2005-MCP1 pooling
                                                  and servicing agreement, and
                                                  is therefore the master
                                                  servicer and the special
                                                  servicer for all loans secured
                                                  by the Westchester mortgaged
                                                  real property.

                                               Notwithstanding the foregoing,
                                               references in this prospectus
                                               supplement to the "trustee", the
                                               "master servicer" or the "special
                                               servicer" mean, unless indicated
                                               otherwise, the party acting in
                                               that capacity under the pooling
                                               and servicing agreement for our
                                               Series 2005-CIP1 certificates.

                                               For more information regarding
                                               the loan combination referred to
                                               above, see "--The Mortgage Loans
                                               and the Mortgaged Real
                                               Properties--Payment and Other
                                               Terms--Westchester Loan
                                               Combination" below and
                                               "Description of the Mortgage
                                               Pool--Westchester Loan
                                               Combination" in this prospectus
                                               supplement.

CONTROLLING CLASS OF CERTIFICATEHOLDERS.....   The holders--or, if applicable,
                                               beneficial owners--of
                                               certificates representing A
                                               majority interest in a designated
                                               controlling class of the
                                               certificates (initially the class
                                               Q certificates) will have the
                                               right, subject to the conditions
                                               described under "Servicing of the
                                               Mortgage Loans--The Controlling
                                               Class Representative and
                                               "--Replacement of the Special
                                               Servicer" in this prospectus
                                               supplement, to--

                                               o  replace the special servicer;
                                                  and

                                               o  select a representative that
                                                  may direct and advise the
                                                  special servicer on various
                                                  servicing matters with respect
                                                  to the mortgage loans (other
                                                  than the Westchester trust
                                                  mortgage loan).

                                               Unless there are significant
                                               losses on the mortgage loans, the
                                               controlling class of
                                               certificateholders will be the
                                               holders of a non-offered class of
                                               certificates. We anticipate that
                                               an affiliate

                                      S-11

                                               of the initial special servicer,
                                               will purchase certain non-offered
                                               classes of certificates,
                                               including the class Q
                                               certificates, and will be the
                                               initial controlling class
                                               representative.

THE WESTCHESTER CONTROLLING SUBORDINATE
NOTEHOLDER(S) AND WESTCHESTER PARI PASSU
NON-TRUST LOAN NOTEHOLDER...................   As indicated under "--Merrill
                                               Lynch Mortgage Trust Series
                                               2005-MCP1 Trustee, Master
                                               Servicer and Special Servicer"
                                               above and under "--The Mortgage
                                               Loans and the Mortgaged Real
                                               Properties--Westchester Loan
                                               Combination" below, the mortgage
                                               loan we refer to in this
                                               prospectus supplement as the
                                               Westchester trust mortgage loan,
                                               is part of a loan combination
                                               that includes multiple other
                                               loans, one (1) of which is pari
                                               passu in right of payment and in
                                               other respects to the Westchester
                                               trust mortgage loan, and the
                                               others of which are subordinate
                                               in right of payment and in other
                                               respects to the Westchester trust
                                               mortgage loan and the Westchester
                                               pari passu non-trust loan. The
                                               Westchester subordinate non-trust
                                               loans are grouped into three (3)
                                               tiers of relative seniority--a "B
                                               note" tier, a "C note" tier and a
                                               "D note" tier -- each of which
                                               consists of one or more
                                               subordinate non-trust loans.

                                               The holder (or, in the case of a
                                               tier of subordinate non-trust
                                               loans, the holders) of the most
                                               junior Westchester subordinate
                                               non-trust loan (or tier of loans)
                                               that has an outstanding principal
                                               balance, as reduced by, among
                                               other things, any appraisal
                                               reduction amounts and principal
                                               payments, that is equal to or
                                               greater than 25% of its original
                                               principal balance, will have the
                                               right, in lieu of the controlling
                                               class of certificateholders, to
                                               direct and advise the MLMT Series
                                               2005-MCP1 master servicer and
                                               special servicer on various
                                               servicing matters with respect to
                                               the Westchester loan combination
                                               and the related mortgaged real
                                               property in similar but not
                                               identical manner to that
                                               described in "--Controlling Class
                                               of Certificateholders" above. See
                                               "Description of the Mortgage
                                               Pool--Westchester Loan
                                               Combination" in this prospectus
                                               supplement.

                                               The controlling class of
                                               certificateholders will not have
                                               any rights to direct the
                                               servicing and/or administration
                                               of the Westchester loan
                                               combination, but will have the
                                               right to consult with the MLMT
                                               Series 2005-MCP1 master servicer
                                               and/or special servicer regarding
                                               the servicing of the Westchester
                                               trust mortgage loan.

MORTGAGE LOAN SELLERS.......................   We will acquire the mortgage
                                               loans that will back the
                                               certificates from--

                                               o  Merrill Lynch Mortgage
                                                  Lending, Inc., a Delaware
                                                  corporation;

                                      S-12

                                               o  Countrywide Commercial Real
                                                  Estate Finance, Inc., a
                                                  California corporation;

                                               o  IXIS Real Estate Capital Inc.,
                                                  a New York corporation; and

                                               o  PNC Bank, National
                                                  Association, a national
                                                  banking association;

                                               each of which originated or
                                               acquired the mortgage loans to be
                                               included in the trust.

                                               See "Description of the Mortgage
                                               Pool--The Mortgage Loan Sellers"
                                               in this prospectus supplement.

                                               The following table shows the
                                               number of mortgage loans that we
                                               expect will be sold to us by each
                                               mortgage loan seller and the
                                               respective percentages that those
                                               mortgage loans represent of the
                                               initial mortgage pool balance,
                                               the initial loan group 1 balance
                                               and the initial loan group 2
                                               balance.



                                                                                                      % OF           % OF
                                                                  AGGREGATE           % OF           INITIAL        INITIAL
                                                 NUMBER OF       CUT-OFF DATE        INITIAL          LOAN           LOAN
                  MORTGAGE                       MORTGAGE         PRINCIPAL       MORTGAGE POOL      GROUP 1        GROUP 2
                 LOAN SELLER                       LOANS           BALANCE           BALANCE         BALANCE        BALANCE
------------------------------------------      -----------   ----------------   ---------------    ---------      ---------

1.   Merrill Lynch Mortgage Lending, Inc.           50        $  1,084,720,719        52.3%           53.3%          34.6%
2.   Countrywide Commercial Real Estate
       Finance, Inc.                                41             401,846,582        19.4            17.2           57.2
3.   IXIS Real Estate Capital Inc.                  22             380,991,702        18.4            19.0            6.7
4.   PNC Bank, National Association                 26             206,902,256        10.0            10.5            1.5

                                                   139        $  2,074,461,260       100.0%          100.0%         100.0%


UNDERWRITERS................................   The underwriters for this
                                               offering are: Merrill Lynch,
                                               Pierce, Fenner & Smith
                                               Incorporated, a Delaware
                                               corporation; Countrywide
                                               Securities Corporation, a
                                               California corporation; IXIS
                                               Securities North America Inc., a
                                               Delaware corporation; PNC Capital
                                               Markets, Inc., a Pennsylvania
                                               corporation; and Wachovia Capital
                                               Markets, LLC, a Delaware limited
                                               liability company. See "Method of
                                               Distribution" in this prospectus
                                               supplement. Merrill Lynch,
                                               Pierce, Fenner & Smith
                                               Incorporated is our affiliate and
                                               is an affiliate of one of the
                                               mortgage loan sellers.
                                               Countrywide Securities
                                               Corporation is an affiliate of
                                               another of the mortgage loan
                                               sellers. IXIS Securities North
                                               America Inc. is an affiliate of
                                               another of the mortgage loan
                                               sellers. PNC Capital Markets,
                                               Inc. is an affiliate of the
                                               remaining mortgage loan seller
                                               and Midland Loan Services, Inc.,
                                               the initial master servicer.

                                               Merrill Lynch, Pierce, Fenner &
                                               Smith Incorporated and
                                               Countrywide Securities
                                               Corporation are acting as co-lead
                                               managers for this offering. IXIS
                                               Securities North America Inc.,

                                      S-13

                                               PNC Capital Markets, Inc. and
                                               Wachovia Capital Markets, LLC are
                                               acting as co-managers for this
                                               offering. Merrill Lynch, Pierce,
                                               Fenner & Smith Incorporated and
                                               Countrywide Securities
                                               Corporation are acting as joint
                                               bookrunning managers in the
                                               following manner: Countrywide
                                               Securities Corporation is acting
                                               as sole bookrunning manager with
                                               respect to     % of the class
                                               certificates, and Merrill Lynch,
                                               Pierce, Fenner & Smith
                                               Incorporated is acting as sole
                                               bookrunning manager with respect
                                               with respect to the remainder of
                                               the class    certificates and all
                                               other classes of offered
                                               certificates.

                           RELEVANT DATES AND PERIODS
                           --------------------------

CUT-OFF DATE................................   References in this prospectus
                                               supplement to the "cut-off date"
                                               mean, individually and
                                               collectively, as the context may
                                               require, with respect to each
                                               mortgage loan, the related due
                                               date of that mortgage loan in
                                               August 2005 or, with respect to
                                               those mortgage loans, if any,
                                               that were originated in July or
                                               August 2005 and have their first
                                               due date in September 2005,
                                               August 1, 2005 or, with respect
                                               to those mortgage loans, if any,
                                               that were originated in August
                                               2005 and have their first due
                                               date in October 2005, the date of
                                               origination. All payments and
                                               collections received on each
                                               mortgage loan after the cut-off
                                               date, excluding any payments or
                                               collections that represent
                                               amounts due on or before that
                                               date, will belong to the trust
                                               fund.

                                               With respect to five (5) mortgage
                                               loans (loan numbers 52, 64, 68,
                                               96 and 123), representing 1.6% of
                                               the initial mortgage pool
                                               balance, which were originated in
                                               August 2005, the related mortgage
                                               loan sellers will each deposit,
                                               for the benefit of the trust, an
                                               amount that will cause the trust
                                               to receive, in September 2005, a
                                               full month's interest with
                                               respect to each of those mortgage
                                               loans. For purposes of
                                               determining distributions on the
                                               certificates, those supplemental
                                               interest payments should be
                                               considered payments by the
                                               related borrowers.

CLOSING DATE................................   The date of initial issuance for
                                               the offered certificates will be
                                               on or about August 24, 2005.

DETERMINATION DATE..........................   For any distribution date, the
                                               fourth business day prior to the
                                               distribution date.

                                               Notwithstanding the foregoing,
                                               the master servicer may make its
                                               determination as to the
                                               collections received in respect
                                               of certain mortgage loans as of a
                                               later date during each month
                                               because those mortgage loans
                                               provide for monthly debt-service
                                               payments to be due on a day later
                                               than the first day of each month,
                                               but which, subject to the
                                               applicable business day
                                               convention, is not later than the
                                               8th day of each month. In
                                               addition, the MLMT Series
                                               2005-MCP1 master servicer may
                                               make its determination

                                      S-14

                                               as to the collections received in
                                               respect of the Westchester trust
                                               mortgage loan as of an earlier
                                               date during each month.

                                               With respect to any distribution
                                               date, references in this
                                               prospectus supplement to
                                               "determination date" mean, as to
                                               each mortgage loan, the
                                               applicable determination date
                                               occurring in the same month as
                                               that distribution date.

DISTRIBUTION DATE...........................   Payments on the offered
                                               certificates are scheduled to
                                               occur monthly, commencing in
                                               September 2005. During any given
                                               month, the distribution date will
                                               be the 12th day of such month or,
                                               if the 12th day is not a business
                                               day, the next succeeding business
                                               day.

RECORD DATE.................................   The record date for each monthly
                                               payment on an offered certificate
                                               will be the last business day of
                                               the prior calendar month. The
                                               registered holders of the offered
                                               certificates at the close of
                                               business on each record date will
                                               be entitled to receive any
                                               payments on those certificates on
                                               the following distribution date.

RATED FINAL DISTRIBUTION DATE...............   The rated final distribution date
                                               for each class of the offered
                                               certificates is the distribution
                                               date in                     .

ASSUMED FINAL DISTRIBUTION DATES............   The distribution date on which
                                               each class of offered
                                               certificates is expected to be
                                               paid in full (or, in the case of
                                               the class XP certificates, the
                                               distribution date on which its
                                               notional amount is expected to be
                                               reduced to zero), assuming, among
                                               other things, no delinquencies,
                                               losses, modifications, extensions
                                               of maturity dates, repurchases
                                               or, except as contemplated by the
                                               next sentence, prepayments of the
                                               mortgage loans after the initial
                                               issuance of the certificates, is
                                               set forth opposite that class in
                                               the table below. For purposes of
                                               the table, each mortgage loan
                                               with an anticipated repayment
                                               date is assumed to repay in full
                                               on its anticipated repayment
                                               date.

                                      S-15

                                                 MONTH AND YEAR OF
                  CLASS                   ASSUMED FINAL DISTRIBUTION DATE
             --------------          ----------------------------------------
                   A-1                               May 2010
                   A-2                              August 2010
                   A-3                              August 2012
                  A-SB                              March 2015
                   A-4                               July 2015
                  A-1A                               July 2015
                   AM                                July 2015
                   AJ                               August 2015
                    B                               August 2015
                    C                               August 2015
                    D                               August 2015
                   XP

                                               See the maturity assumptions
                                               described under "Yield and
                                               Maturity Considerations" in this
                                               prospectus supplement for further
                                               assumptions that were taken into
                                               account in determining the
                                               assumed final distribution dates.

COLLECTION PERIOD...........................   On any distribution date, amounts
                                               available for payment on the
                                               offered certificates will depend
                                               on the payments and other
                                               collections received, and any
                                               advances of payments due, on the
                                               mortgage loans during the related
                                               collection period. Each
                                               collection period--

                                               o  will relate to a particular
                                                  distribution date;

                                               o  will be approximately one
                                                  month long;

                                               o  will begin on the day after
                                                  the determination date in the
                                                  immediately preceding month
                                                  or, in the case of the first
                                                  collection period, will begin
                                                  immediately following the
                                                  cut-off date; and

                                               o  will end on the determination
                                                  date in the month of the
                                                  related distribution date.

                                               However, the collection period
                                               for any distribution date for
                                               certain mortgage loans and for
                                               the Westchester trust mortgage
                                               loan may differ from the
                                               collection period with respect to
                                               the rest of the mortgage pool for
                                               that distribution date because
                                               the determination dates for those
                                               mortgage loans may not be the
                                               same as the determination date
                                               for the rest of the mortgage
                                               pool. Accordingly, there may be
                                               more than one collection period
                                               with respect to some distribution
                                               dates.

                                               With respect to any distribution
                                               date, references in this
                                               prospectus supplement to
                                               "collection period" mean, as to
                                               each mortgage loan, the
                                               applicable collection period
                                               ending in the month in which that
                                               distribution date occurs.

                                      S-16

INTEREST ACCRUAL PERIOD.....................   The amount of interest payable
                                               with respect to the offered
                                               certificates on any distribution
                                               date will be a function of the
                                               interest accrued during the
                                               related interest accrual period.
                                               The interest accrual period for
                                               any distribution date will be the
                                               calendar month immediately
                                               preceding the month in which that
                                               distribution date occurs;
                                               provided that, for the purposes
                                               of calculating interest on the
                                               interest-bearing classes of the
                                               certificates, each interest
                                               accrual period will be deemed to
                                               consist of 30 days and each year
                                               will be deemed to consist of 360
                                               days.

                     DESCRIPTION OF THE OFFERED CERTIFICATES
                     ---------------------------------------

GENERAL.....................................   The trust fund will issue 27
                                               classes of the certificates with
                                               an approximate total principal
                                               balance at initial issuance equal
                                               to $2,074,461,259. Twelve (12) of
                                               those classes of the certificates
                                               are being offered by this
                                               prospectus supplement. The
                                               remaining classes of the
                                               certificates will be offered
                                               separately in a private offering.

                                               The classes offered by this
                                               prospectus supplement are:

                                               o  class A-1, A-2, A-3, A-SB, A-4
                                                  and A-1A,

                                               o  class AM,

                                               o  class AJ,

                                               o  class B,

                                               o  class C,

                                               o  class D, and

                                               o  class XP.

                                               Distributions on the offered
                                               certificates will be made solely
                                               from collections on the mortgage
                                               pool. The offered certificates
                                               are mortgage-backed securities
                                               issued by the trust fund.

REGISTRATION AND DENOMINATIONS..............   We intend to deliver the offered
                                               certificates in book-entry form
                                               in original denominations of--

                                               o  in the case of the class XP
                                                  certificates, $100,000 initial
                                                  notional amount and in any
                                                  whole dollar denominations in
                                                  excess of $100,000; and

                                               o  in the case of the other
                                                  classes of offered
                                                  certificates, $25,000 initial
                                                  principal balance and in any
                                                  whole dollar denomination in
                                                  excess of $25,000.

                                               You will initially hold your
                                               offered certificates through The
                                               Depository Trust Company and they
                                               will be registered in the name of
                                               Cede & Co. as nominee for The
                                               Depository Trust

                                      S-17

                                               Company. As a result, you will
                                               not receive a fully registered
                                               physical certificate representing
                                               your interest in any offered
                                               certificate, except under the
                                               limited circumstances described
                                               under "Description of the Offered
                                               Certificates--Registration and
                                               Denominations" in this prospectus
                                               supplement and under "Description
                                               of the Certificates--Book-Entry
                                               Registration" in the accompanying
                                               prospectus.

TOTAL PRINCIPAL BALANCE OR
NOTIONAL AMOUNT AT INITIAL ISSUANCE.........   The table appearing under the
                                               caption "--Overview of the Series
                                               2005-CIP1 Certificates" above
                                               identifies for each class of the
                                               certificates, excluding the class
                                               Z, R-I and R-II certificates, the
                                               approximate total initial
                                               principal balance or notional
                                               amount, as applicable, of that
                                               class.

                                               The actual total initial
                                               principal balance or notional
                                               amount of any class of
                                               certificates may be larger or
                                               smaller than the amount shown
                                               above, depending on the actual
                                               size of the initial mortgage pool
                                               balance or for other reasons. The
                                               actual size of the initial
                                               mortgage pool balance may be as
                                               much as 5% larger or smaller than
                                               the amount presented in this
                                               prospectus supplement.

                                               The class A-1, A-2, A-3, A-SB,
                                               A-4, A-1A, AM, AJ, B, C, D, E, F,
                                               G, H, J, K, L, M, N, P and Q
                                               certificates are the only
                                               certificates with principal
                                               balances and are sometimes
                                               referred to as the principal
                                               balance certificates. The
                                               principal balance of any of those
                                               certificates at any time
                                               represents the maximum amount
                                               that the holder may receive as
                                               principal out of cash flow
                                               received on or with respect to
                                               the mortgage loans.

                                               The class XC and XP certificates
                                               do not have principal balances.
                                               They are interest-only
                                               certificates. For a description
                                               of the notional amounts of the
                                               class XC and XP certificates, see
                                               "Description of the Offered
                                               Certificates--General" in this
                                               prospectus supplement.

                                               The class R-I, R-II and Z
                                               certificates do not have
                                               principal balances or notional
                                               amounts. The class R-I and R-II
                                               certificates are residual
                                               interest certificates, and the
                                               holders of the class R-I and R-II
                                               certificates are not expected to
                                               receive any material payments.
                                               The class Z certificates
                                               represent the right to receive
                                               additional interest, if any,
                                               accrued and received in respect
                                               of mortgage loans with
                                               anticipated repayment dates.

PASS-THROUGH RATE...........................   The table appearing under the
                                               caption "--Overview of the Series
                                               2005-CIP1    Certificates" above
                                               provides the indicated
                                               information regarding the
                                               pass-through rate at which each
                                               interest-bearing class of the
                                               certificates will accrue
                                               interest.

                                      S-18

                                               The pass-through rates for the
                                               class    , and    certificates
                                               will, in the case of each of
                                               these classes, be fixed at the
                                               rate per annum identified in the
                                               table appearing under the caption
                                               "--Overview of the Series
                                               2005-CIP1 Certificates" above as
                                               the initial pass-through rate for
                                               the subject class.

                                               The pass-through rates for the
                                               class   ,   ,   ,   ,   ,   ,   ,
                                               ,   ,   ,   ,   ,   ,   , and
                                               certificates will, in the case of
                                               each of these classes, be a
                                               variable rate that, with respect
                                               to any interest accrual period,
                                               is equal to the lesser of:

                                               (a) the rate per annum identified
                                                  in the table appearing under
                                                  the caption "--Overview of the
                                                  Series 2005-CIP1 Certificates"
                                                  above as the initial
                                                  pass-through rate for the
                                                  subject class, and

                                               (b) a weighted average of the
                                                  adjusted net mortgage interest
                                                  rates on the mortgage loans
                                                  for the related distribution
                                                  date.

                                               The pass-through rate for the
                                               class    ,    and certificates
                                               will, in the case of each of
                                               these classes, be a variable rate
                                               that, with respect to any
                                               interest accrual period, is equal
                                               to a weighted average of the
                                               adjusted net mortgage interest
                                               rates on the mortgage loans for
                                               the related distribution date
                                               minus, in the case of the
                                               class    and    certificates, %.

                                               The pass-through rates for the
                                               class XC and XP certificates will
                                               be variable and, as to each such
                                               class, will equal the weighted
                                               average of the respective strip
                                               rates at which interest accrues
                                               from time to time on the
                                               respective components of the
                                               total notional amount of the
                                               subject class of certificates;
                                               provided that the class XP
                                               certificates will in no event
                                               accrue interest following the end
                                               of the   interest accrual period.

                                               When we refer to the adjusted net
                                               mortgage interest rate of a
                                               mortgage loan in this
                                               "--Pass-Through Rate" subsection,
                                               we mean the net mortgage interest
                                               rate for that mortgage loan as
                                               calculated and adjusted in the
                                               manner described in the final
                                               bullet under "--Overview of the
                                               Series 2005-CIP1 Certificates"
                                               above.

                                               For additional information
                                               regarding the pass-through rates
                                               for the interest-bearing classes
                                               of the certificates, see
                                               "Description of the Offered
                                               Certificates--Calculation of
                                               Pass-Through Rates" in this
                                               prospectus supplement.

PAYMENTS

A. GENERAL..................................   For purposes of making
                                               distributions to the class A-1,
                                               A-2, A-3, A-SB, A-4 and A-1A
                                               certificates, the mortgage loans
                                               will be deemed to consist of two
                                               distinct groups, loan group 1 and
                                               loan

                                      S-19

                                               group 2. Loan group 1 will
                                               consist of 120 mortgage loans,
                                               with an initial loan group 1
                                               balance of $1,961,450,834 and
                                               representing approximately 94.6%
                                               of the initial mortgage pool
                                               balance, that are secured by the
                                               various property types that
                                               constitute collateral for those
                                               mortgage loans. Loan group 2 will
                                               consist of 19 mortgage loans,
                                               with an initial loan group 2
                                               balance of $113,010,426 and
                                               representing approximately 5.4%
                                               of the initial mortgage pool
                                               balance, that are secured by
                                               multifamily and manufactured
                                               housing community properties.
                                               Annex A-1 to this prospectus
                                               supplement sets forth the loan
                                               group designation with respect to
                                               each mortgage loan.

                                               On each distribution date, to the
                                               extent of available funds
                                               attributable to the mortgage
                                               loans as described below, the
                                               trustee will make payments of
                                               interest and, except in the case
                                               of the class XC and XP
                                               certificates, principal to the
                                               holders of the following classes
                                               of certificates, in the following
                                               order:

                 PAYMENT ORDER                            CLASS
          --------------------------            -------------------------
                       1                        A-1, A-2, A-3, A-SB, A-4,
                                                     A-1A, XC and XP
                       2                                   AM
                       3                                   AJ
                       4                                    B
                       5                                    C
                       6                                    D
                       7                                    E
                       8                                    F
                       9                                    G
                      10                                    H
                      11                                    J
                      12                                    K
                      13                                    L
                      14                                    M
                      15                                    N
                      16                                    P
                      17                                    Q

                                               Payments of interest in respect
                                               of the class A-1, A-2, A-3, A-SB
                                               and A-4 certificates will be made
                                               pro rata, based on entitlement,
                                               to the extent of available funds
                                               attributable to the mortgage
                                               loans in loan group 1. Payments
                                               of interest in respect of the
                                               class A-1A certificates will be
                                               made to the extent of available
                                               funds attributable to the
                                               mortgage loans in loan group 2.
                                               Payments of interest on the class
                                               XC and XP certificates will be
                                               made pro rata, based on
                                               entitlement, and without regard
                                               to loan groups. If, on any
                                               distribution date, the funds
                                               available for distribution are
                                               insufficient to pay in full the
                                               total amount of interest to be
                                               paid to any of the class A-1,
                                               A-2, A-3, A-SB, A-4, A-1A, XC
                                               and/or XP certificates, then the
                                               funds available for distribution
                                               will be

                                      S-20

                                               allocated among all these classes
                                               pro rata in accordance with their
                                               interest entitlements, without
                                               regard to loan groups.

                                               Allocation of principal payments
                                               among the class A-1, A-2, A-3,
                                               A-SB, A-4 and A-1A certificates
                                               is described under
                                               "--Payments--Payments of
                                               Principal" below. The class XC
                                               and XP certificates do not have
                                               principal balances and do not
                                               entitle their holders to payments
                                               of principal. See "Description of
                                               the Offered
                                               Certificates--Payments--Priority
                                               of Payments" in this prospectus
                                               supplement.

                                               No payments or other collections
                                               on the Westchester non-trust
                                               loans described under "--The
                                               Mortgage Loans and the Mortgaged
                                               Real Properties--Payment and
                                               OtheR Terms-- Westchester Loan
                                               Combination" below, which are not
                                               part of the trust fund, will be
                                               available for distributions on
                                               the certificates. In addition,
                                               certain reimbursements to the
                                               MLMT Series 2005-MCP1 master
                                               servicer, special servicer and
                                               trustee may affect distributions
                                               on the certificates. See
                                               "Description of the Mortgage
                                               Pool--Westchester Loan
                                               Combination" in this prospectus
                                               supplement.

B. PAYMENTS OF INTEREST.....................   Each class of certificates will
                                               bear interest, with the exception
                                               of the class Z, R-I and R-II
                                               certificates. With respect to
                                               each interest-bearing class of
                                               certificates, that interest will
                                               accrue during each interest
                                               accrual period based upon--

                                               o  the pass-through rate
                                                  applicable for the particular
                                                  class for that interest
                                                  accrual period;

                                               o  the total principal balance or
                                                  notional amount, as the case
                                                  may be, of the particular
                                                  class outstanding immediately
                                                  prior to the related
                                                  distribution date; and

                                               o  the assumption that each year
                                                  consists of twelve 30-day
                                                  months.

                                               A whole or partial prepayment on
                                               a mortgage loan may not be
                                               accompanied by the amount of one
                                               full month's interest on the
                                               prepayment. As and to the extent
                                               described under "Description of
                                               the Offered
                                               Certificates--Payments--Payments
                                               oF Interest" in this prospectus
                                               supplement, these shortfalls may
                                               be allocated to reduce the amount
                                               of accrued interest otherwise
                                               payable to the holders of the
                                               respective interest-bearing
                                               classes of the certificates
                                               (other than the class XC and XP
                                               certificates).

                                               On each distribution date,
                                               subject to available funds and
                                               the payment priorities described
                                               under "--Payments--General"
                                               above, you will be entitled to
                                               receive your proportionate share
                                               of all unpaid interest accrued
                                               with respect to your class of
                                               offered certificates through the
                                               end of the related interest
                                               accrual period less (other than
                                               in the case of the class XP
                                               certificates) your

                                      S-21

                                               class's share of any shortfalls
                                               in interest collections due to
                                               prepayments on mortgage loans
                                               that are not offset by certain
                                               payments made by the master
                                               servicer.

                                               If, as described below under
                                               "--Payments of Principal",
                                               collections of principal are
                                               insufficient to make a full
                                               reimbursement for nonrecoverable
                                               advances, those amounts may be
                                               reimbursed from interest on the
                                               mortgage loans, thereby reducing
                                               the amount of interest otherwise
                                               distributable on the
                                               interest-bearing certificates on
                                               the related distribution date.

                                               See "Description of the Offered
                                               Certificates--Payments--Payments
                                               of Interest", "--Payments--
                                               Priority of Payments" and
                                               "--Calculation of Pass-Through
                                               Rates" in this prospectus
                                               supplement.

                                               No payments or other collections
                                               of interest on the Westchester
                                               non-trust loans described under
                                               "--The Mortgage Loans and the
                                               Mortgaged Real
                                               Properties--Payment and Other
                                               Terms--Westchester Loan
                                               Combination" below, which are not
                                               part of the trust fund, will be
                                               available for distribution on the
                                               interest-bearing classes of the
                                               certificates.

C. PAYMENTS OF PRINCIPAL....................   The class XC, XP, R-I, R-II and Z
                                               certificates do not have
                                               principal balances and do not
                                               entitle their holders to payments
                                               of principal. Subject to
                                               available funds and the payment
                                               priorities described under
                                               "--Payments--General" above,
                                               however, the holders of each
                                               class of principal balance
                                               certificates will be entitled to
                                               receive a total amount of
                                               principal over time equal to the
                                               initial principal balance of
                                               their particular class. The
                                               trustee will be required to make
                                               payments of principal in a
                                               specified sequential order to
                                               ensure that--

                                               o  no payments of principal will
                                                  be made to the holders of the
                                                  class E, F, G, H, J, K, L, M,
                                                  N, P or Q certificates until
                                                  the total principal balance of
                                                  the offered certificates,
                                                  exclusive of the class XP
                                                  certificates, is reduced to
                                                  zero;

                                               o  no payments of principal will
                                                  be made to the holders of the
                                                  class AM, AJ, B, C or D
                                                  certificates until, in the
                                                  case of each of those classes,
                                                  the total principal balance of
                                                  all more senior classes of
                                                  offered certificates,
                                                  exclusive of the class XP
                                                  certificates, is reduced to
                                                  zero; and

                                               o  except as described below in
                                                  the following two paragraphs,
                                                  payments of principal will be
                                                  made--

                                                  (i)  to the holders of the
                                                       class A-1, A-2, A-3, A-SB
                                                       and A-4 certificates, in
                                                       sequential order, in an
                                                       amount equal to the funds
                                                       allocated to principal
                                                       with respect to mortgage
                                                       loans in loan group 1
                                                       and, after the total
                                                       principal balance of the
                                                       class

                                      S-22

                                                       A-1A certificates has
                                                       been reduced to zero, the
                                                       funds allocated to
                                                       principal with respect to
                                                       mortgage loans in loan
                                                       group 2, until the
                                                       respective total
                                                       principal balances of the
                                                       class A-1, A-2, A-3, A-SB
                                                       and A-4 certificates, in
                                                       that order, are reduced
                                                       to zero, and

                                                  (ii) to the holders of the
                                                       class A-1A certificates,
                                                       in an amount equal to the
                                                       funds allocated to
                                                       principal with respect to
                                                       mortgage loans in loan
                                                       group 2 and, after the
                                                       total principal balance
                                                       of the class A-1, A-2,
                                                       A-3, A-SB and A-4
                                                       certificates has been
                                                       reduced to zero, the
                                                       funds allocated to
                                                       principal with respect to
                                                       mortgage loans in loan
                                                       group 1, until the total
                                                       principal balance of the
                                                       class A-1A certificates
                                                       is reduced to zero.

                                               The discussion in the foregoing
                                               paragraph notwithstanding, and
                                               except as otherwise described in
                                               the following paragraph, on each
                                               distribution date the total
                                               principal balance of the class
                                               A-SB certificates must, subject
                                               to available funds, be paid down,
                                               if necessary, to the scheduled
                                               principal balance for that class
                                               for that distribution date that
                                               is set forth on Annex F to this
                                               prospectus supplement before any
                                               payments of principal are made
                                               with respect to the class A-1,
                                               A-2 and/or A-3 certificates.

                                               Because of losses on the mortgage
                                               loans and/or default-related or
                                               other unanticipated expenses of
                                               the trust, the total principal
                                               balance of the class AM, AJ, B,
                                               C, D, E, F, G, H, J, K, L, M, N,
                                               P and Q certificates could be
                                               reduced to zero at a time when
                                               the class A-1, A-2, A-3, A-SB,
                                               A-4 and A-1A certificates remain
                                               outstanding. If the total
                                               principal balance of the class
                                               AM, AJ, B, C, D, E, F, G, H, J,
                                               K, L, M, N, P and Q certificates
                                               is reduced to zero at a time when
                                               the class A-1, A-2, A-3, A-SB,
                                               A-4 and A-1A certificates, or any
                                               two or more of those classes,
                                               remain outstanding, any payments
                                               of principal will be distributed
                                               to the holders of the outstanding
                                               class A-1, A-2, A-3, A-SB, A-4
                                               and A-1A certificates, pro rata,
                                               rather than sequentially, in
                                               accordance with their respective
                                               principal balances and without
                                               regard to loan groups.

                                               The total payments of principal
                                               to be made on the certificates on
                                               any distribution date will
                                               generally be a function of--

                                               o  the amount of scheduled
                                                  payments of principal due or,
                                                  in some cases, deemed due on
                                                  the mortgage loans during the
                                                  related collection period,
                                                  which payments are either
                                                  received as of the end of that
                                                  collection period or advanced
                                                  by the master servicer, the
                                                  trustee or the fiscal agent;
                                                  and

                                      S-23

                                               o  the amount of any prepayments
                                                  and other unscheduled
                                                  collections of previously
                                                  unadvanced principal with
                                                  respect to the mortgage loans
                                                  that are received during the
                                                  related collection period.

                                               However, if the master servicer,
                                               the special servicer, the trustee
                                               or the fiscal agent reimburses
                                               itself out of general collections
                                               on the mortgage pool for any
                                               advance, together with any
                                               interest accrued on that advance,
                                               that it has determined is not
                                               recoverable out of collections on
                                               the related mortgage loan, then
                                               (subject to the discussions in
                                               the second and third following
                                               paragraphs) that advance,
                                               together with interest accrued on
                                               that advance, will be reimbursed
                                               first out of payments and other
                                               collections of principal on all
                                               the mortgage loans, thereby
                                               reducing the amount of principal
                                               otherwise distributable on the
                                               principal balance certificates on
                                               the related distribution date,
                                               prior to being reimbursed out of
                                               payments and other collections of
                                               interest on all the mortgage
                                               loans.

                                               Additionally, if any advance,
                                               together with interest accrued on
                                               that advance, with respect to a
                                               defaulted mortgage loan remains
                                               unreimbursed following the time
                                               that the mortgage loan is
                                               modified and returned to
                                               performing status, then (subject
                                               to the discussion in the
                                               following two paragraphs and even
                                               though that advance has not been
                                               deemed nonrecoverable from
                                               collections on the related
                                               mortgage loan) the master
                                               servicer, the special servicer,
                                               the trustee or the fiscal agent,
                                               as applicable, will be entitled
                                               to reimbursement for that
                                               advance, with interest, on a
                                               monthly basis, out of payments
                                               and other collections of
                                               principal on all the mortgage
                                               loans after the application of
                                               those principal payments and
                                               collections to reimburse any
                                               party for advances that are
                                               nonrecoverable on a loan-specific
                                               basis as described in the prior
                                               paragraph, thereby reducing the
                                               amount of principal otherwise
                                               distributable in respect of the
                                               principal balance certificates on
                                               the related distribution date.

                                               Reimbursements of the advances
                                               described in the prior two
                                               paragraphs will generally be made
                                               first from principal collections
                                               on the mortgage loans included in
                                               the loan group which includes the
                                               mortgage loan in respect of which
                                               the advance was made, and if
                                               those collections are
                                               insufficient to make a full
                                               reimbursement, then from
                                               principal collections on the
                                               mortgage loans in the other loan
                                               group. As a result, distributions
                                               of principal of the class A-1,
                                               A-2, A-3, A-SB, A-4 and A-1A
                                               certificates may be reduced even
                                               if the advances being reimbursed
                                               were made in respect of mortgage
                                               loans included in the loan group
                                               that does not primarily relate to
                                               such class of certificates.

                                               If any advance described above is
                                               not reimbursed in whole on any
                                               distribution date due to
                                               insufficient principal
                                               collections or, in the case of an
                                               advance that is nonrecoverable on
                                               a loan-

                                      S-24

                                               specific basis, interest
                                               collections on the mortgage pool
                                               during the related collection
                                               period, then the portion of that
                                               advance which remains
                                               unreimbursed will be carried
                                               over, and continue to accrue
                                               interest, for reimbursement on
                                               the following distribution date.

                                               The payment of certain
                                               default-related or otherwise
                                               unanticipated expenses with
                                               respect to any mortgage loan may
                                               reduce the amounts allocable as
                                               principal of that mortgage loan
                                               and, accordingly, the principal
                                               distributions on the principal
                                               balance certificates.

                                               See "Description of the Offered
                                               Certificates--Payments--Payments
                                               of Principal" and
                                               "--Payments--Priority of
                                               Payments" in this prospectus
                                               supplement.

                                               No payments or other collections
                                               of principal on the Westchester
                                               non-trust loans described under
                                               "--The Mortgage Loans and the
                                               Mortgaged Real Properties--
                                               Payment and Other Terms--
                                               Westchester Loan Combination"
                                               below, which are not part of the
                                               trust fund, will be available for
                                               distribution on the principal
                                               balance certificates.

D.  PAYMENTS OF PREPAYMENT PREMIUMS
      AND YIELD MAINTENANCE CHARGES.........   You may, in certain
                                               circumstances, also receive
                                               distributions of prepayment
                                               premiums and yield maintenance
                                               charges collected on the mortgage
                                               loans. Any distributions of those
                                               amounts would be in addition to
                                               the distributions of principal
                                               and interest described above.

                                               If any prepayment premium or
                                               yield maintenance charge is
                                               collected on any of the mortgage
                                               loans, then the trustee will pay
                                               that amount in the proportions
                                               described under "Description of
                                               the Offered
                                               Certificates--Payments--Payments
                                               oF Prepayment Premiums and Yield
                                               Maintenance Charges" in this
                                               prospectus supplement, to--

                                               o  the holders of any of the
                                                  class A-1, A-2, A-3, A-SB,
                                                  A-4, A-1A, AM, AJ, B, C, D, E,
                                                  F, G and/or H certificates
                                                  that are then entitled to
                                                  receive payments of principal
                                                  with respect to the loan group
                                                  that includes the prepaid
                                                  mortgage loan;

                                               o  the holders of the class XC
                                                  certificates; and/or

                                               o  the holders of the class XP
                                                  certificates.

                                               All prepayment premiums and yield
                                               maintenance charges payable as
                                               described above will be reduced,
                                               with respect to specially
                                               serviced mortgage loans, by an
                                               amount equal to certain expenses
                                               of the trust fund and losses
                                               realized in respect of the
                                               mortgage loans previously
                                               allocated to any class of
                                               certificates.

                                      S-25

                                               See "Description of the Offered
                                               Certificates--Payments--Payments
                                               of PrepaymenT Premiums and Yield
                                               Maintenance Charges" in this
                                               prospectus supplement.

E. ALLOCATION OF ADDITIONAL INTEREST........   On each distribution date, any
                                               additional interest collected
                                               during the related collection
                                               period on a mortgage loan with an
                                               anticipated repayment date will
                                               be distributed to the holders of
                                               the class Z certificates. See
                                               "Description of the Offered
                                               Certificates--Payments--Payments
                                               of Additional Interest" in thiS
                                               prospectus supplement.

EFFECT OF LOSSES ON THE MORTGAGE LOANS
AND OTHER UNANTICIPATED EXPENSES............   Because of losses on the mortgage
                                               loans, reimbursements of advances
                                               determined to be nonrecoverable
                                               on a loan-specific basis and
                                               interest on such advances and/or
                                               default-related and other
                                               unanticipated expenses of the
                                               trust, the total principal
                                               balance of the mortgage pool,
                                               less any related outstanding
                                               advances of principal, may fall
                                               below the total principal balance
                                               of the principal balance
                                               certificates. For purposes of
                                               this determination only, effect
                                               will not be given to any
                                               reductions of the principal
                                               balance of any mortgage loan for
                                               payments of principal collected
                                               on the mortgage loans that were
                                               used to reimburse any advances
                                               outstanding after a workout of
                                               another mortgage loan to the
                                               extent those advances are not
                                               otherwise determined to be
                                               nonrecoverable on a loan-specific
                                               basis. If and to the extent that
                                               those losses, reimbursements and
                                               expenses cause the total
                                               principal balance of the mortgage
                                               pool, less any related
                                               outstanding advances of
                                               principal, to be less than the
                                               total principal balance of the
                                               principal balance certificates
                                               following the payments made on
                                               the certificates on any
                                               distribution date, the total
                                               principal balances of the
                                               following classes of principal
                                               balance certificates will be
                                               successively reduced in the
                                               following order, until the
                                               deficit is eliminated:

                                      S-26

               REDUCTION ORDER                          CLASS
           ----------------------            ---------------------------
                      1                                   Q
                      2                                   P
                      3                                   N
                      4                                   M
                      5                                   L
                      6                                   K
                      7                                   J
                      8                                   H
                      9                                   G
                     10                                   F
                     11                                   E
                     12                                   D
                     13                                   C
                     14                                   B
                     15                                  AJ
                     16                                  AM
                     17                         A-1, A-2, A-3, A-SB,
                                                    A-4 and A-1A

                                               Any reduction to the total
                                               principal balances of the class
                                               A-1, A-2, A-3, A-SB, A-4 and A-1A
                                               certificates will be made on a
                                               pro rata basis in accordance with
                                               the relative sizes of those
                                               principal balances.

                                               Any losses realized on the
                                               mortgage loans or additional
                                               trust fund expenses allocated in
                                               reduction of the principal
                                               balance of any class of principal
                                               balance certificates will result
                                               in a corresponding reduction in
                                               the notional amount of the class
                                               XC certificates and may result in
                                               a reduction in the notional
                                               amount of the class XP
                                               certificates.

                                               See "Description of the Offered
                                               Certificates--Reductions to
                                               Certificate Principal Balances in
                                               Connection with Realized Losses
                                               and Additional Trust Fund
                                               Expenses" in this prospectus
                                               supplement.

ADVANCES OF DELINQUENT MONTHLY
DEBT SERVICE PAYMENTS.......................   Except as described in the next
                                               two paragraphs, the master
                                               servicer will be required to make
                                               advances of principal and/or
                                               interest due on the mortgage
                                               loans (including the Westchester
                                               trust mortgage loan) with respect
                                               to any delinquent monthly
                                               payments, other than balloon
                                               payments. In addition, the
                                               trustee or the fiscal agent must
                                               make any of those advances that
                                               the master servicer is required
                                               to but fails to make. As
                                               described under "Description of
                                               the Offered
                                               Certificates--Advances of
                                               Delinquent Monthly Debt Service
                                               Payments and Reimbursement of
                                               Advances" in this prospectus
                                               supplement, any party that makes
                                               an advance will be entitled to be
                                               reimbursed for the advance,
                                               together with interest at the
                                               prime rate, as described in that
                                               section of this prospectus
                                               supplement.

                                      S-27

                                               Notwithstanding the foregoing,
                                               none of the master servicer, the
                                               trustee or the fiscal agent will
                                               be required to make any advance
                                               that it determines (together with
                                               interest accrued on that
                                               advance), in its reasonable
                                               judgment, will not be recoverable
                                               from proceeds of the related
                                               mortgage loan. The trustee and
                                               the fiscal agent will be entitled
                                               to rely on any determination of
                                               non-recoverability made by the
                                               master servicer. The special
                                               servicer may also determine that
                                               any interest and/or principal
                                               advance made or proposed to be
                                               made by the master servicer, the
                                               trustee or the fiscal agent is
                                               not or will not be, as
                                               applicable, recoverable, together
                                               with interest accrued on that
                                               advance, from proceeds of the
                                               mortgage loan to which that
                                               advance relates, and the master
                                               servicer, the trustee and the
                                               fiscal agent will be entitled to
                                               rely on any determination of
                                               nonrecoverability made by the
                                               special servicer and will be
                                               required to act in accordance
                                               with that determination.

                                               In addition, if any of the
                                               adverse events or circumstances
                                               that we refer to under "Servicing
                                               of the Mortgage Loans--Required
                                               Appraisals" in, and describe in
                                               the glossary to, this prospectus
                                               supplement occur or exist with
                                               respect to any mortgage loan or
                                               the mortgaged real property for
                                               that mortgage loan (excluding the
                                               Westchester trust mortgage loan),
                                               the special servicer will be
                                               obligated to obtain a new
                                               appraisal or, at the special
                                               servicer's option in cases
                                               involving mortgage loans with
                                               relatively small principal
                                               balances, conduct a valuation of
                                               that property. If, based on that
                                               appraisal or other valuation, it
                                               is determined that the sum of the
                                               principal balance of the subject
                                               mortgage loan plus other
                                               delinquent amounts due under the
                                               subject mortgage loan exceeds 90%
                                               of the new estimated value of the
                                               related mortgaged real property,
                                               which value may be reduced by the
                                               special servicer based on its
                                               review of the related appraisal
                                               and other relevant information,
                                               plus certain other amounts, then
                                               the amount otherwise required to
                                               be advanced with respect to
                                               interest on that mortgage loan
                                               will be reduced in the same
                                               proportion that the excess,
                                               sometimes referred to as an
                                               appraisal reduction amount, bears
                                               to the principal balance of the
                                               mortgage loan, which will be
                                               deemed to be reduced by any
                                               outstanding advances of principal
                                               in respect of that mortgage loan.
                                               In the event advances of interest
                                               are so reduced, funds available
                                               to make payments on the
                                               certificates then outstanding
                                               will be reduced.

                                               In the case of the Westchester
                                               trust mortgage loan, if adverse
                                               events or circumstances similar
                                               to those referred to above occur
                                               or exist with respect to the
                                               Westchester loan combination, the
                                               MLMT Series 2005-MCP1 special
                                               servicer will be similarly
                                               required to obtain a new
                                               appraisal and determine, in a
                                               manner similar to the foregoing
                                               discussion, whether an appraisal
                                               reduction amount exists with
                                               respect to the Westchester loan
                                               combination, which would be
                                               treated as a single mortgage loan

                                      S-28

                                               for those purposes, taking into
                                               account the Westchester non-trust
                                               loans. Any resulting appraisal
                                               reduction amount with respect to
                                               the Westchester loan combination
                                               will be allocated, first to the
                                               Westchester subordinate non-trust
                                               loans (up to the amount of the
                                               outstanding principal balance of
                                               those subordinate non-trust
                                               loans), and then to the
                                               Westchester trust mortgage loan
                                               and the Westchester pari passu
                                               non-trust mortgage loan, on a
                                               pari passu basis. The interest
                                               portion of any advance in respect
                                               of a delinquent debt service
                                               payment with respect to the
                                               Westchester trust mortgage loan
                                               will be reduced as a result of an
                                               appraisal reduction calculation
                                               by the MLMT Series 2005-MCP1
                                               master servicer that results in a
                                               portion of the resulting
                                               appraisal reduction amount being
                                               allocated to that mortgage loan.

                                               See "Description of the Offered
                                               Certificates--Advances of
                                               Delinquent Monthly Debt Service
                                               Payments and Reimbursement of
                                               Advances" and "Servicing of the
                                               Mortgage Loans--Required
                                               Appraisals" in this prospectus
                                               supplement. See also "Description
                                               of the Certificates--Advances" in
                                               the accompanying prospectus.

REPORTS TO CERTIFICATEHOLDERS...............   On each distribution date, the
                                               trustee will make available on
                                               its internet website, initially
                                               located at www.etrustee.net, or
                                               provide on request, to the
                                               registered holders of the offered
                                               certificates, a monthly report
                                               substantially in the form of
                                               Annex E to this prospectus
                                               supplement. The trustee's report
                                               will detail, among other things,
                                               the distributions made to the
                                               certificateholders on that
                                               distribution date and the
                                               performance of the mortgage loans
                                               and the mortgaged real
                                               properties.

                                               You may also review on the
                                               trustee's website or, upon
                                               reasonable prior notice, at the
                                               trustee's offices during normal
                                               business hours, a variety of
                                               information and documents that
                                               pertain to the mortgage loans and
                                               the mortgaged real properties for
                                               those loans. We expect that the
                                               additional information and
                                               documents available at the
                                               trustee's offices will include
                                               loan documents, borrower
                                               operating statements, rent rolls
                                               and property inspection reports,
                                               to the extent received by the
                                               trustee.

                                               See "Description of the Offered
                                               Certificates--Reports to
                                               Certificateholders; Available
                                               Information" in this prospectus
                                               supplement.

OPTIONAL AND OTHER TERMINATION..............   Specified parties to the
                                               transaction may purchase all of
                                               the mortgage loans and any
                                               foreclosure properties remaining
                                               in the trust fund, and thereby
                                               terminate the trust, when the
                                               aggregate principal balance of
                                               the mortgage loans, less any
                                               outstanding advances of
                                               principal, is less than
                                               approximately 1.0% of the initial
                                               mortgage pool balance.

                                               In addition, if, following the
                                               date on which the total principal
                                               balances of the class A-1, A-2,
                                               A-3, A-SB, A-4, A-1A, AM, AJ, B,
                                               C and D certificates are reduced
                                               to zero, all of the remaining

                                      S-29

                                               certificates, including the class
                                               XP certificates (but excluding
                                               the class Z, R-I and R-II
                                               certificates), are held by the
                                               same certificateholder, the trust
                                               fund may also be terminated,
                                               subject to such additional
                                               conditions as may be set forth in
                                               the pooling and servicing
                                               agreement, in connection with an
                                               exchange of all the remaining
                                               certificates (other than the
                                               class Z, R-I and R-II
                                               certificates) for all the
                                               mortgage loans and any
                                               foreclosure properties remaining
                                               in the trust fund at the time of
                                               exchange.

                                                     See "Description of the
                                                     Offered Certificates--
                                                     Termination" in this
                                                     prospectus supplement.

              THE MORTGAGE LOANS AND THE MORTGAGED REAL PROPERTIES
              ----------------------------------------------------

GENERAL.....................................   In this section, we provide
                                               summary information with respect
                                               to the mortgage loans that we
                                               intend to include in the trust
                                               fund. For more detailed
                                               information regarding those
                                               mortgage loans, you should review
                                               the following sections in this
                                               prospectus supplement:

                                               o  "Description of the Mortgage
                                                  Pool";

                                               o  "Risk Factors--Risks Related
                                                  to the Mortgage Loans";

                                               o  Annex A-1--Certain
                                                  Characteristics of the
                                                  Mortgage Loans;

                                               o  Annex A-2--Certain Statistical
                                                  Information Regarding the
                                                  Mortgage Loans;

                                               o  Annex B--Certain
                                                  Characteristics Regarding
                                                  Multi- family Properties; and

                                               o  Annex C--Structural and
                                                  Collateral Term Sheet (which
                                                  contains a description of the
                                                  ten largest mortgage loans or
                                                  groups of cross-collateralized
                                                  mortgage loans).

                                               When reviewing the information
                                               that we have included in this
                                               prospectus supplement with
                                               respect to the mortgage loans
                                               that are to be included in the
                                               trust fund, please note that--

                                               o  all numerical information
                                                  provided with respect to the
                                                  mortgage loans is provided on
                                                  an approximate basis;

                                               o  all cut-off date principal
                                                  balances assume the timely
                                                  receipt of the scheduled
                                                  payments for each mortgage
                                                  loan and that no prepayments
                                                  occur prior to the cut-off
                                                  date;

                                               o  all weighted average
                                                  information provided with
                                                  respect to the mortgage loans
                                                  reflects a weighting of the
                                                  subject mortgage loans based
                                                  on their respective cut-off
                                                  date principal balances; the
                                                  initial mortgage pool balance
                                                  will equal the total cut-off
                                                  date principal balance of the
                                                  entire mortgage pool, and the
                                                  initial loan group 1 balance
                                                  and

                                      S-30

                                               the initial loan group 2 balance
                                               will each equal the total cut-off
                                               date principal balance of the
                                               mortgage loans in the subject
                                               loan group; we show the cut-off
                                               date principal balance for each
                                               of the mortgage loans on Annex
                                               A-1 to this prospectus
                                               supplement;

                                               o  when information with respect
                                                  to the mortgage loans is
                                                  expressed as a percentage of
                                                  the initial mortgage pool
                                                  balance, the percentages are
                                                  based upon the cut-off date
                                                  principal balances of the
                                                  subject mortgage loans;

                                               o  when information with respect
                                                  to the mortgaged real
                                                  properties is expressed as a
                                                  percentage of the initial
                                                  mortgage pool balance, the
                                                  percentages are based upon the
                                                  cut-off date principal
                                                  balances of the related
                                                  mortgage loans;

                                               o  if any mortgage loan is
                                                  secured by multiple mortgaged
                                                  real properties, the related
                                                  cut-off date principal balance
                                                  has been allocated among the
                                                  individual properties based on
                                                  any of (i) an individual
                                                  property's appraised value as
                                                  a percentage of the total
                                                  appraised value of all the
                                                  related mortgaged real
                                                  properties, including the
                                                  subject individual property,
                                                  securing that mortgage loan,
                                                  (ii) an individual property's
                                                  underwritten net operating
                                                  income as a percentage of the
                                                  total underwritten net
                                                  operating income of all the
                                                  related mortgaged real
                                                  properties, including the
                                                  subject individual property,
                                                  securing that mortgage loan
                                                  and (iii) an allocated loan
                                                  balance specified in the
                                                  related loan documents;

                                               o  unless specifically indicated
                                                  otherwise (for example, with
                                                  respect to loan-to-value and
                                                  debt service coverage ratios
                                                  and cut-off date balances per
                                                  unit of mortgaged real
                                                  property, in which cases, the
                                                  Westchester pari passu
                                                  non-trust loan is taken into
                                                  account), statistical
                                                  information presented in this
                                                  prospectus supplement with
                                                  respect to the Westchester
                                                  trust mortgage loan excludes
                                                  the related non-trust loans;

                                               o  statistical information
                                                  regarding the mortgage loans
                                                  may change prior to the date
                                                  of initial issuance of the
                                                  offered certificates due to
                                                  changes in the composition of
                                                  the mortgage pool prior to
                                                  that date, which may result in
                                                  the initial mortgage pool
                                                  balance being as much as 5%
                                                  larger or smaller than
                                                  indicated;

                                               o  the sum of numbers presented
                                                  in any column within a table
                                                  may not equal the indicated
                                                  total due to rounding; and

                                               o  when a mortgage loan is
                                                  identified by loan number, we
                                                  are referring to the loan
                                                  number indicated for that

                                      S-31

                                                  mortgage loan on Annex A-1 to
                                                  this prospectus supplement.

SOURCE OF THE MORTGAGE LOANS................   We are not the originator of the
                                               mortgage loans that we intend to
                                               include in the trust. We will
                                               acquire the mortgage loans from
                                               four separate parties. Each of
                                               those mortgage loans was
                                               originated by--

                                               o  the related mortgage loan
                                                  seller from whom we acquired
                                                  the mortgage loan; or

                                               o  an affiliate of the related
                                                  mortgage loan seller; or

                                               o  an unaffiliated third party
                                                  from whom the related mortgage
                                                  loan seller (or an affiliate
                                                  of the related Mortgage loan
                                                  seller) acquired the subject
                                                  mortgage loan.

PAYMENT AND OTHER TERMS.....................   Each of the mortgage loans is the
                                               obligation of a borrower to repay
                                               a specified sum with interest.
                                               Each of the mortgage loans is
                                               secured by a first mortgage lien
                                               on the fee or leasehold interest
                                               of the related borrower or
                                               another party in one or more
                                               commercial, multifamily or
                                               manufactured housing community
                                               real properties. Each mortgage
                                               lien will be subject to the
                                               limited permitted encumbrances
                                               that we describe in the glossary
                                               to this prospectus supplement.

                                               All of the mortgage loans are or
                                               should be considered nonrecourse.
                                               None of the mortgage loans is
                                               insured or guaranteed by any
                                               governmental agency or
                                               instrumentality, by any private
                                               mortgage insurer, by any mortgage
                                               loan seller or by any of the
                                               parties to the pooling and
                                               servicing agreement.

                                               Each of the mortgage loans
                                               currently accrues interest at the
                                               annual rate specified with
                                               respect to that loan on Annex A-1
                                               to this prospectus supplement.
                                               Except as otherwise described
                                               below with respect to mortgage
                                               loans that have anticipated
                                               repayment dates, the mortgage
                                               interest rate for each mortgage
                                               loan is, in the absence of
                                               default, fixed for the entire
                                               term of the mortgage loan.

A. Partial Interest-Only Balloon Loans......   Fifty-six (56) of the mortgage
                                               loans, representing approximately
                                               35.5% of the initial mortgage
                                               pool balance (47 mortgage loans
                                               in loan group 1, representing
                                               approximately 34.3% of the
                                               initial loan group 1 balance, and
                                               nine (9) mortgage loans in loan
                                               group 2, representing
                                               approximately 56.0% of the
                                               initial loan group 2 balance),
                                               require:

                                               o  the payment of interest only
                                                  on each due date until the
                                                  expiration of a designated
                                                  period;

                                               o  the amortization of principal
                                                  following the expiration of
                                                  that interest-only period
                                                  based on an amortization

                                      S-32

                                                  schedule that is significantly
                                                  longer than its remaining term
                                                  to stated maturity; and

                                               o  a substantial payment of
                                                  principal on its maturity
                                                  date.

B. Interest-Only Balloon Loans..............   Thirteen (13) of the mortgage
                                               loans, representing approximately
                                               27.5% of the initial mortgage
                                               pool balance (12 mortgage loans
                                               in loan group 1, representing
                                               approximately 28.9% of the
                                               initial loan group 1 balance and
                                               one (1) mortgage loan in loan
                                               group 2, representing
                                               approximately 2.7% of the initial
                                               loan group 2 balance), require
                                               the payment of interest only for
                                               the entire term of the mortgage
                                               loan and the payment of all
                                               principal on the maturity date.

C. Amortizing Balloon Loans.................   Sixty-eight (68) of the mortgage
                                               loans, representing approximately
                                               35.7% of the initial mortgage
                                               pool balance (59 mortgage loans
                                               in loan group 1, representing
                                               approximately 35.4% of the
                                               initial loan group 1 balance, and
                                               nine (9) mortgage loans in loan
                                               group 2, representing
                                               approximately 41.3% of the
                                               initial loan group 2 balance),
                                               provide for:

                                               o  an amortization schedule that
                                                  is significantly longer than
                                                  its remaining term to stated
                                                  maturity; and

                                               o  a substantial payment of
                                                  principal on its maturity
                                                  date.

                                               These 68 balloon loans do not
                                               include any of the mortgage loans
                                               described under "--Partial
                                               Interest-Only Balloon Loans" or
                                               "--Interest-Only Balloon Loans"
                                               above.

D. ARD Loans................................   Two (2) of the mortgage loans,
                                               representing approximately 1.3%
                                               of the initial mortgage pool
                                               balance and approximately 1.4% of
                                               the initial loan group 1 balance,
                                               which are commonly referred to as
                                               hyper-amortization loans or ARD
                                               loans, each provide for material
                                               changes to their terms to
                                               encourage the borrower to pay the
                                               mortgage loan in full by a
                                               specified date. We consider that
                                               date to be the anticipated
                                               repayment date for each of those
                                               ARD loans. There can be no
                                               assurance, however, that these
                                               incentives will result in any of
                                               these mortgage loans being paid
                                               in full on or before its
                                               anticipated repayment date. The
                                               changes to the loan terms, which,
                                               in each case, will become
                                               effective as of the related
                                               anticipated repayment date,
                                               include:

                                               o  accrual of interest at a rate
                                                  in excess of the initial
                                                  mortgage interest rate with
                                                  the additional interest to be
                                                  deferred and payable only
                                                  after the outstanding
                                                  principal balance of the
                                                  subject mortgage loan is paid
                                                  in full; and

                                               o  applying excess cash flow from
                                                  the mortgaged real property to
                                                  pay down the principal amount
                                                  of the subject mortgage loan,
                                                  which payment of principal
                                                  will be in addition to the
                                                  principal portion of the
                                                  normal monthly debt service
                                                  payment.

                                      S-33

                                               The above-identified ARD loans
                                               require

                                               o  the payment of interest only
                                                  until the expiration of a
                                                  designated period; and

                                               o  the amortization of principal
                                                  following the expiration of
                                                  that interest-only period.

E. Westchester Loan Combination.............   The mortgage loan secured by the
                                               mortgaged real property
                                               identified on Annex A-1 to this
                                               prospectus supplement as The
                                               Westchester, which we refer to in
                                               this prospectus supplement as the
                                               Westchester trust mortgage loan,
                                               has a cut-off date principal
                                               balance of $100,000,000,
                                               representing approximately 4.8%
                                               of the initial mortgage pool
                                               balance and approximately 5.1% of
                                               the initial loan group 1 balance.
                                               That mortgage loan is one of a
                                               group of loans made to the same
                                               borrower that are secured by a
                                               single mortgage instrument on the
                                               same mortgaged real property,
                                               which we refer to in this
                                               prospectus supplement as the
                                               Westchester loan combination. The
                                               payment priority between the
                                               loans comprising the Westchester
                                               loan combination is such that the
                                               Westchester trust mortgage loan
                                               is

                                               o  pari passu in right of payment
                                                  and in other respects with one
                                                  of the Westchester non-trust
                                                  loans, which we refer to in
                                                  this prospectus supplement as
                                                  the Westchester pari passu
                                                  non-trust loan and has an
                                                  unpaid principal balance of
                                                  $200,000,000 as of the cut-off
                                                  date; and

                                               o  senior in right of payment to
                                                  the remaining Westchester
                                                  non-trust loans, which are
                                                  grouped into three (3) tiers
                                                  of relative seniority--a "B
                                                  note" tier, a "C note" tier
                                                  and a "D note" tier--having
                                                  aggregate unpaid principal
                                                  balances of $60,000,000,
                                                  $50,000,000 and $90,000,000,
                                                  respectively, as of the
                                                  cut-off date.

                                               The intercreditor agreement for
                                               the Westchester loan combination
                                               provides that the Westchester
                                               loan combination is to be
                                               serviced and administered
                                               pursuant to the MLMT Series
                                               2005-MCP1 pooling and servicing
                                               agreement. Amounts attributable
                                               to the non-trust loans in the
                                               Westchester loan combination will
                                               not be assets of the trust fund
                                               and will be beneficially owned by
                                               respective holders of the
                                               non-trust loans.

                                               See "Description of the Mortgage
                                               Pool--Westchester Loan
                                               Combination" in this prospectus
                                               supplement.

DELINQUENCY STATUS..........................   None of the mortgage loans was 30
                                               days or more delinquent with
                                               respect to any monthly debt
                                               service payment as of its cut-off
                                               date or at any time during the
                                               12-month period preceding that
                                               date.

PREPAYMENT LOCK-OUT PERIODS.................   Except as described under
                                               "Description of the Mortgage
                                               Pool--Terms And Conditions of the
                                               Mortgage Loans--Prepayment
                                               Lock-out Periods" in this
                                               prospectus supplement with
                                               respect to

                                      S-34

                                               three (3) mortgage loans (loan
                                               numbers 6, 7 and 47), all of the
                                               mortgage loans restrict
                                               prepayment for a particular
                                               period commonly referred to as a
                                               lock-out period and, in most
                                               cases (see "--Defeasance" below),
                                               a period during which the subject
                                               mortgage loan may be defeased but
                                               not prepaid. The weighted average
                                               remaining lock-out period and
                                               defeasance period of the mortgage
                                               loans is approximately 90 payment
                                               periods.

DEFEASANCE..................................   One hundred-thirty (130) of the
                                               mortgage loans, representing
                                               approximately 94.5% of the
                                               initial mortgage pool balance
                                               (111 mortgage loans in loan group
                                               1, representing approximately
                                               94.2% of the initial loan group 1
                                               balance, and 19 mortgage loans in
                                               loan group 2, representing 100%
                                               of the initial loan group 2
                                               balance), permit the related
                                               borrower, under certain
                                               conditions, to obtain a full or
                                               partial release of the mortgaged
                                               real property from the mortgage
                                               lien by delivering U.S. Treasury
                                               obligations or other non-callable
                                               government securities as
                                               substitute collateral. None of
                                               these mortgage loans permits
                                               defeasance prior to the second
                                               anniversary of the date of
                                               initial issuance of the
                                               certificates. The payments on the
                                               defeasance collateral are
                                               required to be at least equal to
                                               an amount sufficient to make,
                                               when due, all debt service
                                               payments on the defeased mortgage
                                               loan or allocated to the related
                                               mortgaged real property,
                                               including any balloon payment.

PREPAYMENT CONSIDERATION....................   Nine (9) of the mortgage loans,
                                               representing approximately 5.5%
                                               of the initial mortgage pool
                                               balance and approximately 5.8% of
                                               the initial loan group 1 balance,
                                               provide for the payment of
                                               prepayment consideration in
                                               connection with a voluntary
                                               prepayment during part of the
                                               loan term and, in all but three
                                               (3) cases (loan numbers 6, 7 and
                                               47), following an initial
                                               prepayment lock-out period. See
                                               "Description of the Mortgage
                                               Pool--Terms and Conditions of the
                                               Mortgage Loans--Prepayment
                                               Consideration" in this prospectus
                                               supplement.

                                      S-35

ADDITIONAL STATISTICAL INFORMATION..........   The mortgage pool will have the
                                               following general characteristics
                                               as of the cut-off date:


                                                                 MORTGAGE POOL          LOAN GROUP 1         LOAN GROUP 2
                                                               ----------------     -------------------    ----------------

Initial mortgage pool/loan group balance                         $2,074,461,260        $1,961,450,834         $113,010,426
Number of mortgage loans                                                    139                   120                   19
Number of mortgaged real properties
Percentage of investment-grade, shadow rated loans
  (mortgage loan nos. 3, 4 and 5) (1)                                     14.8%                 15.7%                 0.0%

Average cut-off date principal balance                              $14,924,182           $16,345,424           $5,947,917
Largest cut-off date principal balance                             $187,796,151          $187,796,151          $16,200,000
Smallest cut-off date principal balance                                $748,000              $748,000             $908,598

Weighted average mortgage interest rate                                 5.2488%               5.2542%              5.1553%
Highest mortgage interest rate                                          7.4000%               7.4000%              6.0700%
Lowest mortgage interest rate                                           4.6470%               4.6470%              4.9950%

Number of cross-collateralized loan groups                                    3                     3                    0
Cross-collateralized loan groups as a percentage of
  initial mortgage pool/loan group balance                                10.0%                 10.6%                 0.0%
Number of multi-property mortgage loans                                      12                    11                    1
Multi-property mortgage loans as a percentage of initial
  mortgage pool/loan group balance                                        23.4%                 24.3%                 8.9%

Weighted average underwritten debt service coverage ratio (2)             1.63x                 1.65x                1.32x
Highest underwritten debt service coverage ratio                          2.85x                 2.85x                1.51x
Lowest underwritten debt service coverage ratio                           1.20x                 1.20x                1.21x

Weighted average cut-off date loan-to-value ratio(2)                      68.9%                 68.6%                74.6%
Highest cut-off date loan-to-value ratio                                  85.0%                 85.0%                84.6%
Lowest cut-off date loan-to-value ratio                                   35.8%                 35.8%                56.1%

Weighted average original term to maturity or
  anticipated repayment date (months)                                       101                   100                  115
Longest original term to maturity or anticipated
  repayment date (months)                                                   180                   180                  180
Shortest original term to maturity or anticipated
  repayment date (months)                                                    60                    60                   60

Weighted average remaining term to maturity or
  anticipated repayment date (months)                                       100                    99                  114
Longest remaining term to maturity or anticipated
  repayment date (months)                                                   180                   180                  180
Shortest remaining term to maturity or anticipated
  repayment date (months)                                                    57                    57                   58

--------------------

(1)      It has been confirmed to us by each of DBRS, Fitch and Moody's, each in accordance with its methodology, that loan numbers 3, 4 and 5 have credit characteristics consistent with investment-grade rated obligations.

(2)      In the case of six (6) mortgage loans (loan numbers 20, 23, 78, 83, 104 and 120), the debt service coverage ratio was calculated assuming the application of a holdback amount in reduction of the respective cut-off date principal balances of each of those six (6) mortgage loans and in each case assuming a revised debt service payment. Further, in the case of one (1) mortgage loan (loan number 20), the loan-to-value ratio for that loan was determined by reducing its unpaid principal balance by the amount of the related holdback amount. See Annex A-1 to this prospectus supplement for more information regarding the debt service coverage ratios and loan-to-value ratios on the mortgage loans discussed in this paragraph and the preceding paragraph.

                                      S-36

PROPERTY TYPE...............................   The table below shows the number
                                               of and the total cut-off date
                                               principal balance and percentages
                                               of the initial mortgage pool
                                               balance, the loan group 1 balance
                                               and the loan group 2 balance,
                                               respectively, secured by
                                               mortgaged real properties
                                               operated primarily for each
                                               indicated purpose:


                                              NUMBER OF          TOTAL        % OF INITIAL
                                              MORTGAGED       CUT-OFF DATE       MORTGAGE      % OF INITIAL     % OF INITIAL
                                                 REAL          PRINCIPAL           POOL        LOAN GROUP 1     LOAN GROUP 2
            PROPERTY TYPES                    PROPERTIES       BALANCE(1)       BALANCE(1)      BALANCE(1)       BALANCE(1)
------------------------------------         ------------    --------------   -------------    ------------     -------------

Retail(2)                                          55         $814,818,417        39.3%           41.5%              0.0%
   Retail-Anchored                                 21          587,553,981        28.3            30.0               0.0
   Retail-Unanchored                               27          181,414,744         8.7             9.2               0.0
   Retail-Single Tenant(3)                          3           14,150,472         0.7             0.7               0.0
   Retail-Shadow-Anchored(4)                        4           31,699,220         1.5             1.6               0.0
Office(5)                                          58          433,415,244        20.9            22.1               0.0
Hospitality                                        24          288,659,174        13.9            14.7               0.0
Mixed Use                                          11          126,732,547         6.1             6.5               0.0
Multifamily                                        36          163,597,426         7.9             2.6             100.0
Self Storage                                       54          105,829,487         5.1             5.4               0.0
Industrial                                         11           73,329,590         3.5            3.7                0.0
Manufactured Housing Communities(6)                 5           53,110,817         2.6            2.7                0.0
Other                                               2           14,968,558         0.7             0.8               0.0
                                             ------------    --------------   -------------    ------------     -------------
TOTAL                                             256       $2,074,461,260         100.0%          100.0%            100.0%
--------------------


(1)      For mortgage loans secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among those individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the related mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the subject mortgage loan and (iii) an allocated loan balance specified in the related loan documents.
(2)      In the case of one (1) mortgage loan (loan number 33), the related mortgaged real property consists in part of the fee interest in land that has been improved by the related ground tenant and leased as an automobile service facility. The source of funds for repayment of that mortgage loan includes the ground rent payments made to the related borrower.
(3)      In the case of one (1) mortgage loan (loan number 57), the related mortgaged real property is a movie theater. (4) A mortgaged real property is classified as shadow anchored if it is located in close proximity to an anchored retail
         property.
(5)      In the case of four (4) mortgage loans (loan numbers 80, 98, 112 and
         117), the related mortgaged real property is a medical office.
(6)      In the case of one (1) mortgage loan (loan number 8), the related mortgaged real property is a recreational vehicle resort community.

                                      S-37

PROPERTY LOCATION...........................   The mortgaged real properties are
                                               located in 39 states. The
                                               following table sets forth the
                                               indicated information regarding
                                               those states where 5% or more of
                                               mortgaged real properties, based
                                               on allocated loan balance, are
                                               located.


                                 NUMBER OF            TOTAL
                                 MORTGAGED         CUT-OFF DATE        % OF INITIAL       % OF INITIAL        % OF INITIAL
                                    REAL            PRINCIPAL            MORTGAGE         LOAN GROUP 1        LOAN GROUP 2
            STATE                PROPERTIES         BALANCE(1)       POOL BALANCE(1)       BALANCE(1)          BALANCE(1)
--------------------------     -------------     ----------------    ----------------    --------------      --------------

New York                               12             417,785,560         20.1%               21.3%              0.0%
California                             49          $  349,627,326         16.9                17.6               4.7
Texas                                  34             161,612,099          7.8                 6.7              26.3
Indiana                                 2             188,513,820          9.1                 9.6               0.0
Florida                                27             173,682,240          8.4                 8.1              12.4
                               -------------     ----------------    ----------------    --------------      --------------
                                      124          $1,291,221,046         62.2%               63.3%             43.4%


--------------------
(1)      For mortgage loans secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among those individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the subject mortgage loan and (iii) an allocated loan balance specified in the related loan documents.

ENCUMBERED INTERESTS........................   The table below shows the number
                                               of, as well as the total cut-off
                                               date principal balance and
                                               percentage of the initial
                                               mortgage pool balance, the
                                               initial loan group 1 balance and
                                               the initial loan group 2 balance,
                                               respectively, secured by,
                                               mortgaged real properties for
                                               which the significant encumbered
                                               interest is as indicated:


      ENCUMBERED
    INTEREST IN THE           NUMBER OF               TOTAL            % OF INITIAL        % OF INITIAL        % OF INITIAL
    MORTGAGED REAL            MORTGAGED            CUT-OFF DATE          MORTGAGE          LOAN GROUP 1        LOAN GROUP 2
       PROPERTY            REAL PROPERTIES     PRINCIPAL BALANCE(1)   POOL BALANCE(1)       BALANCE(1)          BALANCE(1)
----------------------   ------------------  ----------------------- -----------------    --------------      ---------------

Fee (2)                         245              $1,806,289,635            87.1%              86.3%               100.0%
Fee/Leasehold                     4                 139,000,000             6.7                7.1                  0.0
Leasehold                         7                 129,171,625             6.2                6.6                  0.0
                                256              $2,074,461,260           100.0%             100.0%               100.0%

--------------------

(1)      For mortgage loans secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among those individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the subject mortgage loan and (iii) an allocated loan balance specified in the related loan documents.
(2)      In circumstances where both the fee interest and the overlapping leasehold interest in a mortgaged real property are encumbered, a mortgage loan is considered to be secured by the fee interest in the subject mortgaged real property.

                                      S-38

                       LEGAL AND INVESTMENT CONSIDERATIONS
                       -----------------------------------

FEDERAL INCOME TAX CONSEQUENCES.............   The trustee or its agent will
                                               make elections to treat
                                               designated portions of the assets
                                               of the trust as two separate real
                                               estate mortgage investment
                                               conduits or REMICs under sections
                                               860A through 860G of the Internal
                                               Revenue Code of 1986, as amended.
                                               The designations for each of
                                               those two REMICs are as follows:

                                               o  REMIC I, the lower tier REMIC,
                                                  which will consist of, among
                                                  other things--

                                                  1.   the mortgage loans, and

                                                  2.   various other related
                                                       assets; and o REMIC II,
                                                       which will hold the
                                                       non-certificated regular
                                                       interests in REMIC I.

                                               The class R-I and R-II
                                               certificates will represent the
                                               residual interests in each of
                                               such REMICs.

                                               The portion of the trust
                                               represented by the class Z
                                               certificates will entitle the
                                               holders of those certificates to
                                               receive any additional interest
                                               accrued and deferred as to
                                               payment with respect to each
                                               mortgage loan with an anticipated
                                               repayment date that remains
                                               outstanding past that date, and
                                               will constitute a grantor trust
                                               for federal income tax purposes.
                                               That additional interest will be
                                               excluded from the REMICs referred
                                               to above.

                                               The offered certificates will be
                                               treated as regular interests in
                                               REMIC II. This means that they
                                               will be treated as newly issued
                                               debt instruments for federal
                                               income tax purposes. You will
                                               have to report income on your
                                               offered certificates in
                                               accordance with the accrual
                                               method of accounting even if you
                                               are otherwise a cash method
                                               taxpayer. The offered
                                               certificates will not represent
                                               any interest in the grantor trust
                                               referred to in the preceding
                                               paragraph.

                                               The class XP certificates will,
                                               and the other classes of offered
                                               certificates may, be issued with
                                               more than a de minimis amount of
                                               original issue discount. If you
                                               own an offered certificate issued
                                               with original issue discount, you
                                               may have to report original issue
                                               discount income and be subject to
                                               a tax on this income before you
                                               receive a corresponding cash
                                               payment. Some of the offered
                                               certificates may be treated as
                                               being issued at a premium.

                                      S-39

                                               The prepayment assumption that
                                               will be used in determining the
                                               rate of accrual of original issue
                                               discount, market discount and
                                               premium, if any, for U.S. federal
                                               income tax purposes, will be
                                               that, subsequent to any date of
                                               determination--

                                               o  each ARD loan will be paid in
                                                  full on its anticipated
                                                  repayment date,

                                               o  no mortgage loan will
                                                  otherwise be prepaid prior to
                                                  maturity, and

                                               o  there will be no extension of
                                                  maturity for any mortgage
                                                  loan.

                                               However, no representation is
                                               made as to the actual rate at
                                               which the mortgage loans will
                                               prepay, if at all.

                                               For a more detailed discussion of
                                               the federal income tax aspects of
                                               investing in the offered
                                               certificates, see "Federal Income
                                               Tax Consequences" in this
                                               prospectus supplement and
                                               "Federal Income Tax Consequences"
                                               in the accompanying prospectus.

ERISA CONSIDERATIONS........................   We anticipate that, subject to
                                               satisfaction of the conditions
                                               referred to under "ERISA
                                               Considerations" in this
                                               prospectus supplement, employee
                                               benefit plans and other
                                               retirement plans or arrangements
                                               subject to--

                                               o  Title I of the Employee
                                                  Retirement Income Security Act
                                                  of 1974, as amended, or

                                               o  section 4975 of the Internal
                                                  Revenue Code of 1986, as
                                                  amended,

                                               will be able to invest in the
                                               offered certificates without
                                               giving rise to a prohibited
                                               transaction. This is based upon
                                               individual prohibited transaction
                                               exemptions granted to Merrill
                                               Lynch, Pierce, Fenner & Smith
                                               Incorporated and Countrywide
                                               Securities Corporation by the
                                               U.S. Department of Labor.

                                               If you are a fiduciary of any
                                               employee benefit plan or other
                                               retirement plan or arrangement
                                               subject to Title I of ERISA or
                                               section 4975 of the Internal
                                               Revenue Code of 1986, as amended,
                                               you should review carefully with
                                               your legal advisors whether the
                                               purchase or holding of the
                                               offered certificates could give
                                               rise to a transaction that is
                                               prohibited under ERISA or section
                                               4975 of the Internal Revenue Code
                                               of 1986, as amended. See "ERISA
                                               Considerations" in this
                                               prospectus supplement and in the
                                               accompanying prospectus.

LEGAL INVESTMENT............................   The offered certificates will not
                                               be mortgage related securities
                                               for purposes of the Secondary
                                               Mortgage Market Enhancement Act
                                               of 1984.

                                      S-40

                                               All institutions whose investment
                                               activities are subject to legal
                                               investment laws and regulations,
                                               regulatory capital requirements
                                               or review by regulatory
                                               authorities should consult with
                                               their own legal advisors in
                                               determining whether and to what
                                               extent the offered certificates
                                               will be legal investments for
                                               them. See "Legal Investment" in
                                               this prospectus supplement and in
                                               the accompanying prospectus.

INVESTMENT CONSIDERATIONS...................   The rate and timing of payments
                                               and other collections of
                                               principal on or with respect to
                                               the mortgage loans -- and, in
                                               particular, in the case of the
                                               class A-1, A-2, A-3, A-SB and A-4
                                               certificates, on or with respect
                                               to the mortgage loans in loan
                                               group 1, and in the case of the
                                               class A-1A certificates, on or
                                               with respect to the mortgage
                                               loans in loan group 2 -- may
                                               affect the yield to maturity on
                                               each offered certificate. In the
                                               case of offered certificates with
                                               principal balances purchased at a
                                               discount, a slower than
                                               anticipated rate of payments and
                                               other collections of principal on
                                               the mortgage loans -- and, in
                                               particular, in the case of the
                                               class A-1, A-2, A-3, A-SB and A-4
                                               certificates, on or with respect
                                               to the mortgage loans in loan
                                               group 1, and in the case of the
                                               class A-1A certificates, on or
                                               with respect to the mortgage
                                               loans in loan group 2 -- could
                                               result in a lower than
                                               anticipated yield. In the case of
                                               the class XP certificates and the
                                               offered certificates with
                                               principal balances purchased at a
                                               premium, a faster than
                                               anticipated rate of payments and
                                               other collections of principal on
                                               the mortgage loans -- and, in
                                               particular, in the case of the
                                               class A-1, A-2, A-3, A-SB and A-4
                                               certificates, on or with respect
                                               to the mortgage loans in loan
                                               group 1, and in the case of the
                                               class A-1A certificates, on or
                                               with respect to the mortgage
                                               loans in loan group 2 -- could
                                               result in a lower than
                                               anticipated yield.

                                               If you are contemplating the
                                               purchase of class XP
                                               certificates, you should be aware
                                               that--

                                               o  the yield to maturity on those
                                                  certificates will be highly
                                                  sensitive to the rate and
                                                  timing of principal
                                                  prepayments and other
                                                  liquidations on or with
                                                  respect to the mortgage loans,

                                               o  a faster than anticipated rate
                                                  of payments and other
                                                  collections of principal on
                                                  the mortgage loans could
                                                  result in a lower than
                                                  anticipated yield with respect
                                                  to those certificates, and

                                               o  an extremely rapid rate of
                                                  prepayments and/or other
                                                  liquidation on or with respect
                                                  to the mortgage loans could
                                                  result in a substantial loss
                                                  of your initial investment
                                                  with respect to those
                                                  certificates.

                                               When trying to determine the
                                               extent to which payments and
                                               other collections of principal on
                                               the mortgage loans will

                                      S-41

                                               adversely affect the yields to
                                               maturity of the class XP
                                               certificates, you should consider
                                               what the respective components of
                                               the total notional amount of that
                                               class of certificates are and how
                                               payments and other collections of
                                               principal on the mortgage loans
                                               are to be applied to the
                                               respective total principal
                                               balances (or portions thereof) of
                                               the principal balance
                                               certificates that make up those
                                               components.

                                               The yield on any offered
                                               certificate with a variable or
                                               capped pass-through rate could
                                               also be adversely affected if the
                                               mortgage loans with relatively
                                               higher net mortgage interest
                                               rates pay principal faster than
                                               the mortgage loans with
                                               relatively lower net mortgage
                                               interest rates.

                                               In addition, depending on timing
                                               and other circumstances, the
                                               pass-through rate for the class
                                               XP certificates may vary with
                                               changes in the relative sizes of
                                               the total principal balances of
                                               the class , , , , and
                                               certificates.

                                               See "Yield and Maturity
                                               Considerations" in this
                                               prospectus supplement and in the
                                               accompanying prospectus.

                                      S-42

                                  RISK FACTORS

         The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risks associated with that class.

         The offered certificates are complex securities and it is important that you possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the accompanying prospectus in the context of your financial situation.

         YOU SHOULD CONSIDER THE FOLLOWING FACTORS, AS WELL AS THOSE SET FORTH
UNDER "RISK FACTORS" IN THE ACCOMPANYING PROSPECTUS, IN DECIDING WHETHER TO
PURCHASE ANY OFFERED CERTIFICATES. THE "RISK FACTORS" SECTION IN THE
ACCOMPANYING PROSPECTUS INCLUDES A NUMBER OF GENERAL RISKS ASSOCIATED WITH
MAKING AN INVESTMENT IN THE OFFERED CERTIFICATES.

         THE RISKS AND UNCERTAINTIES DESCRIBED BELOW ARE NOT THE ONLY ONES
RELATING TO YOUR OFFERED CERTIFICATES. ADDITIONAL RISKS AND UNCERTAINTIES NOT
PRESENTLY KNOWN TO US OR THAT WE CURRENTLY DEEM IMMATERIAL MAY ALSO IMPAIR YOUR
INVESTMENT.

         THIS PROSPECTUS SUPPLEMENT CONTAINS FORWARD-LOOKING STATEMENTS THAT
INVOLVE RISK AND UNCERTAINTIES. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM
THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN
FACTORS, INCLUDING RISKS DESCRIBED BELOW AND ELSEWHERE IN THIS PROSPECTUS
SUPPLEMENT.

         IF ANY OF THE FOLLOWING EVENTS OR CIRCUMSTANCES IDENTIFIED AS RISKS
ACTUALLY OCCUR OR MATERIALIZE, YOUR INVESTMENT COULD BE MATERIALLY AND ADVERSELY
AFFECTED.

RISKS RELATED TO THE OFFERED CERTIFICATES
-----------------------------------------

THE CLASS AM, AJ, B, C AND D CERTIFICATES ARE SUBORDINATE TO, AND ARE THEREFORE
RISKIER THAN, THE CLASS A-1, A-2, A-3, A-SB, A-4 AND A-1A CERTIFICATES

         If you purchase class AM, AJ, B, C or D certificates, then your offered certificates will provide credit support to other classes of offered certificates and to the class XC certificates. As a result, you will receive payments after, and must bear the effects of losses on the mortgage loans before, the holders of those other classes of certificates.

         When making an investment decision, you should consider, among other things--

         o     the payment priorities of the respective classes of the
               certificates;

         o     the order in which the principal balances of the respective classes of the certificates with principal balances will be reduced in connection with losses and default-related shortfalls;
               and

         o     the characteristics and quality of the mortgage loans.

         See "Description of the Mortgage Pool" and "Description of the Offered
Certificates--Payments" and "--Reductions to Certificate Principal Balances in
Connection With Realized Losses and Additional Trust Fund Expenses" in this prospectus supplement. See also "Risk Factors--The Investment Performance of
Your Offered Certificates Will Depend Upon Payments, Defaults and Losses on the
Underlying Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable", "--Any Credit Support for Your Offered

                                      S-43

Certificates May Be Insufficient to Protect You Against All Potential Losses"
and "--Payments on the Offered Certificates Will Be Made Solely from the Limited
Assets of the Related Trust, and Those Assets May Be Insufficient to Make All
Required Payments on Those Certificates" in the accompanying prospectus.

CHANGES IN MORTGAGE POOL COMPOSITION CAN CHANGE THE NATURE OF YOUR INVESTMENT

         If you purchase any of the offered certificates with principal balances that are expected to have relatively longer weighted average lives, or if you purchase any of the class XP certificates, you will be more exposed to risks associated with changes in concentrations of borrower, loan or property characteristics than are persons who own offered certificates with principal balances that are expected to have relatively shorter weighted average lives.
See "Risk Factors--Changes in Pool Composition Will Change the Nature of Your
Investment" in the accompanying prospectus.

THE OFFERED CERTIFICATES WILL HAVE LIMITED LIQUIDITY AND MAY EXPERIENCE
FLUCTUATIONS IN MARKET VALUE UNRELATED TO THE PERFORMANCE OF THE MORTGAGE LOANS

         Your offered certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your offered certificates. While one or more of the underwriters currently intend to make a secondary market in the offered certificates, they are not obligated to do so. Additionally, one or more purchasers may purchase substantial portions of one or more classes of offered certificates. Moreover, if a secondary market does develop, there can be no assurance that it will provide you with liquidity of investment or that it will continue for the life of your offered certificates. Accordingly, you may not have an active or liquid secondary market for your offered certificates. Lack of liquidity could result in a substantial decrease in the market value of your offered certificates. The market value of your offered certificates also may be affected by many other factors, including the then prevailing interest rates and market perceptions of risks associated with commercial mortgage lending, and no representation is made by any person or entity as to what the market value of any offered certificate will be at any time.

THE OFFERED CERTIFICATES HAVE UNCERTAIN YIELDS TO MATURITY

         The yield on your offered certificates will depend on--

         o     the price you paid for your offered certificates; and

         o     the rate, timing and amount of payments on your offered
               certificates.

         The frequency, timing and amount of payments on your offered certificates will depend on:

         o     the pass-through rate for, and other payment terms of, your offered certificates;

         o     the frequency and timing of payments and other collections of principal on the mortgage loans or, in some cases, a particular group of mortgage loans;

         o     the frequency and timing of defaults, and the severity of losses, if any, on the mortgage loans or, in some cases, a particular group of mortgage loans;

         o     the frequency, timing, severity and allocation of other
               shortfalls and expenses that reduce amounts available for payment on your offered certificates;

         o     repurchases of mortgage loans--or, in some cases, mortgage loans of a particular group--for material breaches of representations or warranties and/or material document defects;

                                      S-44

         o     the collection and payment of prepayment premiums and yield maintenance charges with respect to the mortgage loans or, in some cases, a particular group of mortgage loans; and

         o     servicing decisions with respect to the mortgage loans or, in some cases, a particular group of mortgage loans.

         These factors cannot be predicted with any certainty. Accordingly, you may find it difficult to analyze the effect that these factors might have on the yield to maturity of your offered certificates.

         See "Description of the Mortgage Pool", "Servicing of the Mortgage
Loans", "Description of the Offered Certificates--Payments" and "--Reductions to
Certificate Principal Balances in Connection With Realized Losses and Additional
Trust FunD Expenses" and "Yield and Maturity Considerations" in this prospectus supplement. See also "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable" and "Yield and Maturity Considerations" in the accompanying prospectus.

THE INVESTMENT PERFORMANCE OF YOUR OFFERED CERTIFICATES MAY VARY MATERIALLY AND
ADVERSELY FROM YOUR EXPECTATIONS BECAUSE THE RATE OF PREPAYMENTS AND OTHER
UNSCHEDULED COLLECTIONS OF PRINCIPAL ON THE MORTGAGE LOANS IS FASTER OR SLOWER
THAN YOU ANTICIPATED

         If you purchase any offered certificates, other than the class XP certificates, at a premium relative to their principal balances, and if payments and other collections of principal on the mortgage loans--and, in particular, in the case of the class A-1, A-2, A-3, A-SB and A-4 certificates, on the mortgage loans in loan group 1, and in the case of the class A-1A certificates, on the mortgage loans in loan group 2--occur with a greater frequency than you anticipated at the time of your purchase, then your actual yield to maturity may be lower than you had assumed at the time of your purchase. Conversely, if you purchase any offered certificates, other than the class XP certificates, at a discount from their principal balances, and if payments and other collections of principal on the mortgage loans--and, in particular, in the case of the class
A-1, A-2, A-3, A-SB and A-4 certificates, on the mortgage loans in loan group 1, and in the case of the class A-1A certificates, on the mortgage loans in loan group 2--occur with less frequency than you anticipated, then your actual yield to maturity may be lower than you had assumed. You should consider that prepayment premiums and yield maintenance charges may not be collected in all circumstances and no prepayment premium or yield maintenance charge will be paid in connection with a purchase or repurchase of a mortgage loan. Furthermore, even if a prepayment premium or yield maintenance charge is collected and payable on your offered certificates, it may not be sufficient to offset fully any loss in yield on your offered certificates.

         The yield to maturity of the class XP certificates will be particularly sensitive to the rate and timing of principal payments on the mortgage loans
(including principal prepayments and principal payments occasioned by any default, liquidation or repurchase of a mortgage loan by the applicable mortgage loan seller in connection with a material breach of representation and warranty or a material document deficiency, all as described in this prospectus supplement under "Description of the Mortgage Pool--Repurchases and
Substitutions"). Depending on the timing thereof, a payment of principal in reduction of the principal balance of any of the A-1, A-2, A-3, A-SB, A-4, A-1A,
AM, AJ, B, C, D, E, F, G, H, J, K and L certificates may result in a corresponding reduction in the total notional amount of the class XP certificates. Accordingly, if principal payments (including principal prepayments and principal payments occasioned by any default, liquidation or repurchase of a mortgage loan) on the mortgage loans occur at a rate faster than that assumed at the time of purchase, then your actual yield to maturity with respect to the class XP certificates may be lower than that assumed at the time of purchase. Prior to investing in the class XP certificates, you should carefully consider the associated risks, including the risk that an extremely rapid rate of amortization, prepayment or other liquidation of the mortgage loans could result in your failure to fully recover your initial investment. The ratings on the class XP certificates do not address whether a purchaser of those certificates would be able to recover its initial investment in them.

                                      S-45

         Some of the mortgage loans may require the related borrower to make, or permit the lender to apply reserve funds to make, partial prepayments if certain conditions, such as meeting certain debt service coverage ratios and/or satisfying certain leasing conditions, have not been satisfied. The required prepayment may need to be made even though the subject mortgage loan is in its lock-out period. See "Description of the Mortgage Pool--Terms and Conditions of
the Mortgage Loans--Mortgage Loans Which May RequirE Principal Paydowns" in this prospectus supplement.

         The yield on the offered certificates with variable or capped pass-through rates could also be adversely affected if the mortgage loans with higher net mortgage interest rates pay principal faster than the mortgage loans with lower net mortgage interest rates. This is because those classes bear interest at pass-through rates equal to, based upon or limited by, as applicable, a weighted average of the adjusted net mortgage interest rates derived from the mortgage loans.

         In addition, depending on timing and other circumstances, the pass-through rate for the class XP certificates may vary with changes in the relative sizes of the total principal balances of the , , , , and certificates.

         Prepayments resulting in a shortening of weighted average lives of the offered certificates with principal balances may be made at a time of low interest rates when investors may be unable to reinvest the resulting payment of principal on their certificates at a rate comparable to the yield anticipated by them in making their initial investment in those certificates, while delays and extensions resulting in a lengthening of those weighted average lives may occur at a time of high interest rates when investors may have been able to reinvest principal payments that would otherwise have been received by them at higher rates.

         The rate at which voluntary prepayments occur on the mortgage loans will be affected by a variety of factors, including:

         o     the terms of the mortgage loans;

         o     the length of any prepayment lockout period;

         o     the level of prevailing interest rates;

         o     the availability of mortgage credit;

         o     the applicable yield maintenance charges or prepayment premiums;

         o     the master servicer's or special servicer's (or, in the case of the Westchester trust mortgage loan, the MLMT Series 2005-MCP1 master servicer's or special servicer's) ability to enforce yield maintenance charges and prepayment premiums;

         o     the failure to meet certain requirements for the release of escrows;

         o     the occurrence of casualties or natural disasters; and

         o     economic, demographic, tax, legal or other factors.

         A borrower is generally less likely to prepay its mortgage loan if prevailing interest rates are at or above the mortgage interest rate borne by that mortgage loan. On the other hand, a borrower is generally more likely to prepay its mortgage loan if prevailing rates fall significantly below the mortgage interest rate borne by that mortgage loan. Borrowers are less likely to prepay mortgage loans with lock-out periods or yield maintenance charge provisions, to the extent enforceable, than otherwise identical mortgage loans without these provisions, with shorter lock-out periods or with lower or no yield maintenance charges. None of the master servicer (or, with respect to the
Westchester trust mortgage loan, the MLMT Series 2005-MCP1 master servicer), the special

                                      S-46

servicer, the trustee or the fiscal agent will be required to advance any yield maintenance charges. However, as discussed below under "--Yield Maintenance
Charges and Defeasance Provisions May Not Fully Protect Against Prepayment
Risk", there is a risk that yield maintenance charges may not be enforceable in certain jurisdictions and proceedings.

         See "Description of the Mortgage Pool--Terms and Conditions of the
Mortgage Loans--Voluntary Prepayment Provisions" in thiS prospectus supplement for a discussion of prepayment restrictions with respect to the mortgage loans.
No assurance can be given to you that the related borrowers will refrain from prepaying their mortgage loans due to the existence of yield maintenance charges or that involuntary prepayments will not occur.

         In addition, if a mortgage loan seller repurchases any mortgage loan from the trust fund due to material breaches of representations or warranties or material document defects, the repurchase price paid will be passed through to the holders of the certificates with the same effect as if the mortgage loan had been prepaid in part or in full, and no yield maintenance charge will be payable. A repurchase or the exercise of a purchase option may adversely affect the yield to maturity on your certificates.

A HIGH RATE AND EARLY OCCURRENCE OF BORROWER DELINQUENCIES AND DEFAULTS MAY
ADVERSELY AFFECT YOUR INVESTMENT

         The actual yield to maturity of your offered certificates will be lower than expected and could be negative under certain extreme scenarios if (a) you calculate the anticipated yield of your offered certificates based on a default rate or amount of losses lower than that actually experienced by the mortgage loans and (b) the additional losses are allocable to or otherwise required to be borne by your class of offered certificates. The actual yield to maturity of your offered certificates will also be affected by the timing of any loss on a liquidated mortgage loan if a portion of the loss is allocable to or otherwise required to be borne by your class of offered certificates, even if the rate of defaults and severity of losses are consistent with your expectations. In general, the earlier you bear a loss, the greater the effect on your yield to maturity. Delinquencies on the mortgage loans may result in shortfalls in distributions of interest and/or principal to the holders of the offered certificates for the current month if the delinquent amounts are not advanced.
Furthermore, no interest will accrue on this shortfall during the period of time that the payment is delinquent. Losses on the mortgage loans may affect the weighted average life and/or yield to maturity of a particular class of offered certificates even if those losses are not allocated to, or required to be borne by the holders of, that class of offered certificates. The special servicer may accelerate the maturity of the related mortgage loan in the case of any monetary or material non-monetary default, which could result in an acceleration of payments to the certificateholders. In addition, losses on the mortgage loans may result in a higher percentage ownership interest evidenced by a class of offered certificates in the remaining mortgage loans than would otherwise have been the case absent the loss, even if those losses are not allocated to that class of offered certificates. The consequent effect on the weighted average life and/or yield to maturity of a class of offered certificates will depend upon the characteristics of the remaining mortgage loans.

         Depending on the timing thereof, any reduction in the total principal
balance of the class   ,   ,   ,   , and   certificates as a result of losses on
the mortgage loans and/or default-related or other unanticipated expenses may result in a reduction in the total notional amount of the class XP certificates.

YIELD MAINTENANCE CHARGES AND DEFEASANCE PROVISIONS MAY NOT FULLY PROTECT
AGAINST PREPAYMENT RISK

         Provisions requiring yield maintenance charges may not be enforceable in some states and under federal bankruptcy law, and may constitute interest for usury purposes. Accordingly, we cannot assure you that the obligation to pay any yield maintenance charge will be enforceable. Also, we cannot assure you that foreclosure proceeds will be sufficient to pay an enforceable yield maintenance charge.

                                      S-47

         Additionally, although the collateral substitution provisions related to defeasance do not have the same effect on the certificateholders as prepayment, we cannot assure you that a court would not interpret those provisions as requiring a yield maintenance charge. In certain jurisdictions, those collateral substitution provisions might be deemed unenforceable under applicable law or public policy, or usurious.

THE RIGHT OF THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE AND THE
FISCAL AGENT AND THE RIGHT OF PARTIES ACTING IN SIMILAR CAPACITIES IN RESPECT OF
THE MLMT SERIES 2005-MCP1 SECURITIZATION TO RECEIVE INTEREST ON ADVANCES,
SPECIAL SERVICING FEES, PRINCIPAL RECOVERY FEES AND WORKOUT FEES WILL AFFECT
YOUR RIGHT TO RECEIVE DISTRIBUTIONS

         To the extent described in this prospectus supplement and provided in the pooling and servicing agreement, each of the master servicer, the special servicer, the trustee and the fiscal agent will be entitled to receive interest
(which will generally accrue from the date on which the related advance is made through the date of reimbursement) on unreimbursed advances made by it. In addition, the special servicer will be entitled to receive, in connection with its servicing, liquidation and/or workout of defaulted mortgage loans, compensation consisting of special servicing fees, principal recovery fees and workout fees, respectively. Furthermore, the MLMT Series 2005-MCP1 master servicer, special servicer and trustee will have similar rights under the MLMT
Series 2005-MCP1 pooling and servicing agreement with respect to the Westchester trust mortgage loan. The right to receive these amounts is senior to the rights of certificateholders to receive distributions on the offered certificates and, consequently, may result in shortfalls and losses being allocated to the offered certificates that would not have otherwise resulted.

YOUR LACK OF CONTROL OVER THE TRUST FUND CAN CREATE RISKS

         You and other holders of the offered certificates generally do not have a right to vote and do not have the right to make decisions with respect to the administration of the trust. See "Description of the Offered
Certificates--Voting Rights" in this prospectus supplement. Those decisions are generally made, subject to the express terms of the pooling and servicing agreement, by the master servicer, the trustee or the special servicer, as applicable. Any decision made by one of those parties in respect of the trust fund, even if that decision is determined to be in your best interests by that party, may be contrary to the decision that you or other holders of the offered certificates would have made and may negatively affect your interests.
Similarly, you will generally not have the right to vote or make decisions with respect to the servicing of the Westchester trust mortgage loan and your interests may be negatively affected by decisions made by the applicable parties pursuant to the MLMT Series 2005-MCP1 pooling and servicing agreement and the intercreditor agreement for the Westchester loan combination.

POTENTIAL CONFLICTS OF INTEREST WITH RESPECT TO THE MASTER SERVICER AND THE
SPECIAL SERVICER

         Midland Loan Services, Inc., the initial master servicer, is an affiliate of one of the underwriters and one of the mortgage loan sellers. This affiliation could cause a conflict with the master servicer's duties to the trust under the pooling and servicing agreement notwithstanding the fact that the pooling and servicing agreement provides that the mortgage loans serviced pursuant to that agreement must be administered in accordance with the servicing standard described in this prospectus supplement without regard to an affiliation with any other party involved in the transaction. See "Servicing of the Mortgage Loans--General" in this prospectus supplement.

         Midland Loan Services, Inc., which is also the MLMT Series 2005-MCP1 initial master servicer and initial special servicer, is also an affiliate of one of the underwriters and one of the mortgage loan sellers involved in the
MLMT Series 2005-MCP1 securitization transaction. This affiliation and dual roles could result in a conflict with the MLMT 2005-MCP1 master servicer's obligation to the trust as a holder of a mortgage loan serviced under the MLMT
Series 2005-MCP1 pooling and servicing agreement, notwithstanding the fact that the MLMT Series 2005-MCP1 pooling and servicing agreement provides that the loans serviced pursuant to that

                                      S-48

agreement, including the Westchester trust mortgage loan, must be administered in accordance with the servicing standard under the MLMT Series 2005-MCP1 pooling and servicing agreement without regard to an affiliation with any other party involved in the MLMT Series 2005-MCP1 transaction or the servicing of any other loan or property.

         See "Servicing of the Mortgage Loans--General" and "Description of the
Mortgage Pool--Westchester Loan Combination" in thiS prospectus supplement.

         The special servicer will be involved in determining whether to modify or foreclose upon a defaulted mortgage loan serviced by it. The initial special servicer is an affiliate of the entity which is expected to purchase certain of the non-offered certificates (including the controlling class of certificates).
This could cause a conflict between the special servicer's duties to the trust under the pooling and servicing agreement and its affiliate's interest as a holder of certificates issued under that agreement. In addition, the master servicer, the special servicer, the MLMT Series 2005-MCP1 master servicer and the MLMT Series 2005-MCP1 special servicer and each of their affiliates own and are in the business of acquiring assets similar in type to the assets of the trust fund. Accordingly, the assets of those parties and their affiliates may, depending upon the particular circumstances including the nature and location of those assets, compete with the mortgaged real properties for tenants, purchasers, financing and in other matters related to the management and ownership of real estate. See "Servicing of the Mortgage Loans--Modifications,
Waivers, Amendments and Consents" in this prospectus supplement.

         Similarly, the MLMT Series 2005-MCP1 special servicer will be involved in determining whether to modify or foreclose upon a defaulted loan serviced by
it. The MLMT Series 2005-MCP1 special servicer is subject to removal, pursuant to the terms of the MLMT Series 2005-MCP1 pooling and servicing agreement, by the party that purchased certain of the MLMT Series 2005-MCP1 certificates
(including the MLMT Series 2005-MCP1 controlling class of certificates) and also by the holder of the Westchester subordinate non-trust loan referred to in this prospectus supplement as the Westchester controlling subordinate noteholder.
This could cause a conflict between the MLMT Series 2005-MCP1 special servicer's duties to the trust as holder of a mortgage loan serviced under the MLMT Series
2005-MCP1 pooling and servicing agreement and the interests of the holder of the
MLMT Series 2005-MCP1 controlling class of certificates and the Westchester controlling subordinate noteholder.

         The special servicer will have the right to determine that any P&I advance made or to be made by the master servicer, the trustee or the fiscal agent is not recoverable from proceeds of the mortgage loan to which that advance relates. The master servicer, the trustee or the fiscal agent will then be required to not make a proposed advance or may obtain reimbursement for a previously made advance from collections of principal and, in some cases, interest, which may reduce the amount of principal and, in some cases, interest that will be paid on your offered certificates.

         In addition, in connection with the servicing of the specially serviced mortgage loans (other than the Westchester trust mortgage loan), the special servicer may, at the direction of the controlling class representative, take actions with respect to the specially serviced mortgage loans that could adversely affect the holders of some or all of the classes of offered certificates. The MLMT Series 2005-MCP1 special servicer may, at the direction of either of (i) the holder of a subordinate non-trust loan in the Westchester loan combination that is the subordinate controlling noteholder in accordance with the terms of the related intercreditor agreement or (ii) the controlling class of certificateholders under the MLMT Series 2005-MCP1 pooling and servicing agreement, take generally similar but not identical actions with respect to the Westchester trust mortgage loan if it is a specially serviced mortgage loan under that agreement. Furthermore, the holders of the Westchester subordinate non-trust loans have par purchase options and cure rights with respect to the Westchester trust mortgage loan and the Westchester pari passu non-trust loan under various default scenarios. See "Servicing of the Mortgage
Loans--The Controlling Class Representative" in this prospectus supplement. The controlling class representative will be selected by the holders of certificates representing a majority interest in the controlling class. The controlling class of certificateholders, the controlling class of certificateholders under the
MLMT Series 2005-MCP1 pooling

                                      S-49

and servicing agreement and the Westchester controlling subordinate noteholder may have interests that conflict with those of the holders of the offered certificates. As a result, it is possible that the controlling class representative, the controlling class of certificateholders under the MLMT
Series 2005-MCP1 pooling and servicing agreement or the Westchester controlling subordinate noteholder may direct the MLMT Series 2005 MCP1 special servicer or the special servicer for our Series 2005-CIP1 securitization, as the case may be, to take actions which conflict with the interests of the holders of certain classes of the offered certificates. However, neither the MLMT Series 2005-MCP1 special servicer nor the special servicer for our Series 2005-CIP1 securitization is permitted to take actions which are prohibited by law or violate the servicing standard or the terms of the loan documents.

FUTURE TERRORIST ATTACKS AND MILITARY ACTIONS MAY ADVERSELY AFFECT THE VALUE OF
THE OFFERED CERTIFICATES AND PAYMENTS ON THE MORTGAGE LOANS

         On September 11, 2001, the United States was subjected to multiple terrorist attacks, resulting in significant loss of life and massive property damage and destruction in New York City, the Washington D.C. area and
Pennsylvania. It is impossible to predict if or when future terrorist activities may occur in the United States. It is also impossible to predict the duration of the current military involvement of the United States in Iraq or Afghanistan and whether the United States will be involved in any other future military actions.

         See "Risk Factors--The Risk of Terrorism In the United States and
Military Action May Adversely Affect the Value of the Offered Certificates and
Payments on the Mortgage Assets" in the accompanying prospectus.

RISKS RELATED TO THE MORTGAGE LOANS
-----------------------------------

CONCENTRATION OF MORTGAGED REAL PROPERTY TYPES SUBJECT THE TRUST TO INCREASED
RISK OF DECLINE IN A PARTICULAR INDUSTRY

         The inclusion in the trust of a significant concentration of mortgage loans that are secured by mortgage liens on a particular type of income-producing property makes the overall performance of the mortgage pool materially more dependent on the factors that affect the operations at and value of that property type. See "Summary of Prospectus Supplement--The Mortgage Loans
and the Mortgaged Real Properties--Additional Statistical Information" in this prospectus supplement and the discussion in the following seven sub-headings of this "--Risks Related to the Mortgage Loans" subsection.

RETAIL PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR
CERTIFICATES

         Fifty-five (55) of the mortgaged real properties, which represent security for approximately 39.3% of the initial mortgage pool balance (comprised of 55 mortgage loans in loan group 1, representing approximately 41.5% of the initial loan group 1 balance), are fee and/or leasehold interests in retail properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

         For a more detailed discussion of factors uniquely affecting retail properties, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage Loans--A Discussion of the
Various Types of MultifamilY and Commercial Properties that May Secure Mortgage
Loans Underlying a Series of Offered Certificates--Retail Properties".

OFFICE PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR
CERTIFICATES

         Fifty-eight (58) of the mortgaged real properties, which represent security for approximately 20.9% of the initial mortgage pool balance (comprised of 58 mortgage loans in loan group 1, representing approximately 22.1%

                                      S-50

of the initial loan group 1 balance), are fee and/or leasehold interests in office properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

         For a more detailed discussion of factors uniquely affecting office properties, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage Loans--A Discussion of the
Various Types of MultifamilY and Commercial Properties that May Secure Mortgage
Loans Underlying a Series of Offered Certificates--Office Properties".

         Four (4) of the office properties referred to above, which represent security for approximately 0.9% of the initial mortgage pool balance and 1.0% of the initial loan group 1 balance (loan numbers 80, 98, 112 and 117), are medical offices. Mortgage loans secured by liens on medical office properties are also exposed to the unique risks particular to health care related properties. For a more detailed discussion of factors uniquely affecting medical offices, you should refer to the section in the accompanying prospectus captioned
"Description of the Trust Assets--Mortgage Loans--A Discussion of the Various
Types of Multifamily and CommerciaL Properties that May Secure Mortgage Loans
Underlying a Series of Offered Certificates--Health Care Related Properties".

HOSPITALITY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

         Twenty-four (24) of the mortgaged real properties, which represent security for approximately 13.9% of the initial mortgage pool balance (comprised of 24 mortgage loans in loan group 1, representing approximately 14.7% of the initial loan group 1 balance), are fee and/or leasehold interests in hospitality properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

         For a more detailed discussion of factors uniquely affecting hospitality properties, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage Loans--A
Discussion of the Various Types of MultifamilY and Commercial Properties that
May Secure Mortgage Loans Underlying a Series of Offered
Certificates--Hospitality Properties".

MULTIFAMILY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

         Thirty-six (36) of the mortgaged real properties, which represent security for approximately 7.9% of the initial mortgage pool balance (comprised of 16 mortgage loans in loan group 1, representing approximately 2.6% of the initial loan group 1 balance, and 20 mortgage loans in loan group 2, representing approximately 100% of the initial loan group 2 balance), are fee and/or leasehold interests in multifamily properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

         For a more detailed discussion of factors uniquely affecting multifamily properties, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage Loans--A
Discussion of the Various Types of MultifamilY and Commercial Properties that
May Secure Mortgage Loans Underlying a Series of Offered
Certificates--Multifamily Rental Properties".

SELF STORAGE FACILITIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

         Fifty-four (54) of the mortgaged real properties, which represent security for approximately 5.1% of the initial mortgage pool balance (comprised of 54 mortgage loans in loan group 1, representing approximately 5.4% of the initial loan group 1 balance), are fee and/or leasehold interests in self storage facility properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

                                      S-51

         For a more detailed discussion of factors uniquely affecting self storage facilities, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage Loans--A
Discussion of the Various Types of MultifamilY and Commercial Properties that
May Secure Mortgage Loans Underlying a Series of Offered
Certificates--Warehouse, Mini-Warehouse and Self Storage Facilities".

INDUSTRIAL FACILITIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

         Eleven (11) of the mortgaged real properties, which represent security for approximately 3.5% of the initial pool balance (comprised of 11 mortgage loans in loan group 1, representing approximately 3.7% of the initial loan group
1 balance), are fee and/or leasehold interests in industrial properties.
Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

         For a more detailed discussion of factors uniquely affecting industrial properties, you should refer to the section in the accompanying prospectus captioned "Description of the Trust Assets--Mortgage Loans--A Discussion of the
Various Types of MultifamilY and Commercial Properties that May Secure Mortgage
Loans Underlying a Series of Offered Certificates--Industrial Properties".

MANUFACTURED HOUSING COMMUNITY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY
REDUCE PAYMENTS ON YOUR CERTIFICATES

         Five (5) of the mortgaged real properties, which represent security for approximately 2.6% of the initial mortgage pool balance (comprised of five (5)
mortgage loans in loan group 1, representing approximately 2.7% of the initial loan group 1 balance), are fee and/or leasehold interests in manufactured housing community properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

         Three (3) of the manufactured housing community properties referred to above, which secure one (1) mortgage loan (loan number 8) representing approximately 2.0% of the initial mortgage pool balance and approximately 2.1%
of the initial loan group 1 balance, are recreational vehicle communities.

         For a more detailed discussion of factors uniquely affecting manufactured housing community properties and recreational vehicle parks, you should refer to the section in the accompanying prospectus captioned
"Description of the Trust Assets--Mortgage Loans--A Discussion of the Various
Types of Multifamily and Commercial Properties that May Secure Mortgage Loans
Underlying a Series of Offered Certificates--Manufactured Housing Communities,
Mobile Home Parks and Recreational Vehicle Parks".

         The manufactured housing properties referred to above (loan numbers 8,
54 and 130) are residential cooperative properties. Mortgage loans secured by liens on residential cooperative properties are also exposed to unique risks particular to those kinds of properties. For a more detailed discussion of factors uniquely affecting residential cooperative properties, you should refer to the section in the accompanying prospectus supplement captioned "Description of the Trust Assets--Mortgage Loans--A Discussion of the Various Types of
Multifamily and Commercial Properties that May Secure Mortgage Loans Underlying a Series of Offered Certificates -- Cooperatively-Owned Apartment Buildings".

RISKS ASSOCIATED WITH CONDOMINIUM OWNERSHIP

         Two (2) mortgage loans (loan numbers 35 and 131), representing in the aggregate approximately 0.8% of the initial mortgage pool balance and approximately 0.9% of the initial loan group 1 balance, are secured by the related borrower's interest in residential and/or commercial condominium units.

                                      S-52

         In the case of condominiums, a condominium owner is generally responsible for the payment of common area maintenance charges. In the event those charges are not paid when due, the condominium association may have a lien for those unpaid charges against the owner of the subject condominium unit, and, in some cases, pursuant to the condominium declaration, the lien of the mortgage for a related mortgage loan is subordinate to that lien for unpaid common area maintenance charges. In addition, pursuant to a condominium declaration, the holders of the remaining units may be responsible for common area maintenance charges that remain unpaid by any particular unit holder.

         In the case of condominiums, a board of managers generally has discretion to make decisions affecting the condominium building and there is no assurance that the borrower under a mortgage loan secured by one or more interests in that condominium will have any control over decisions made by the related board of managers. Therefore, decisions made by that board of managers, including regarding assessments to be paid by the unit owners, insurance to be maintained on the condominium building, restoration following a casualty and many other decisions affecting the maintenance of that building, may have an adverse impact on the mortgage loans that are secured by mortgaged real properties consisting of such condominium interests.

         There can be no assurance that the related board of managers will always act in the best interests of the borrower under those mortgage loans.
Further, due to the nature of condominiums, a default on the part of the borrower with respect to such mortgaged real properties will not allow the special servicer the same flexibility in realizing on the collateral as is generally available with respect to commercial properties that are not condominiums. The rights of other unit owners, the documents governing the management of the condominium units and the state and local laws applicable to condominium units must be considered. In addition, in the event of a casualty with respect to the subject mortgaged real property, due to the possible existence of multiple loss payees on any insurance policy covering such mortgaged real property, there could be a delay in the restoration of the mortgaged real property and/or the allocation of related insurance proceeds, if any. Further, notwithstanding a board of managers' contractual obligations to restore common areas and to maintain casualty insurance coverage, insurance proceeds may not be sufficient to restore damaged common areas and unit owners may not have sufficient funds to pay the complete restoration costs.
Consequently, servicing and realizing upon the collateral described above could subject the certificateholders to greater delay, expense and risk than with respect to a mortgage loan secured by a commercial property that is not a condominium.

REPAYMENT OF THE MORTGAGE LOANS DEPENDS ON THE OPERATION OF THE MORTGAGED REAL
PROPERTIES

         The mortgage loans are secured by mortgage liens on fee and/or leasehold (which may include sub-leasehold) interests in commercial, multifamily and manufactured housing community real property. The risks associated with lending on these types of real properties are inherently different from those associated with lending on the security of single-family residential properties.
This is because, among other reasons, such mortgage loans are often larger and repayment of each of the mortgage loans is dependent on--

         o     the successful operation and value of the mortgaged real
               property; and

         o     the related borrower's ability to sell or refinance the mortgaged real property.

         See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage
Loan Depends Upon the Performance and Value of the Underlying Real Property,
Which May Decline Over Time, and the Related Borrower's Ability to Refinance the
Property, of Which There is No Assurance" and "Description of The Trust
Assets--Mortgage Loans--A Discussion of the Various Types of Multifamily and
CommerciaL Properties That May Secure Mortgage Loans Underlying a Series of
Offered Certificates" in the accompanying prospectus.

                                      S-53

THE MORTGAGED REAL PROPERTY WILL BE THE SOLE ASSET AVAILABLE TO SATISFY THE
AMOUNTS OWING UNDER A MORTGAGE LOAN IN THE EVENT OF DEFAULT

         All of the mortgage loans are or should be considered nonrecourse loans. If the related borrower defaults on any of the mortgage loans, only the mortgaged real property (together with any related insurance policies or credit enhancements), and none of the other assets of the borrower, is available to satisfy the debt. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged real property.
Payment at maturity is primarily dependent upon the market value of the mortgaged real property or the borrower's ability to refinance the mortgaged real property. Even if the related loan documents permit recourse to the borrower or a guarantor, the trust may not be able to ultimately collect the amount due under a defaulted mortgage loan. See "Risk Factors--Repayment of a
Commercial or Multifamily Mortgage Loan Depends Upon the Performance and Value
of the Underlying Real Property, Which May Decline Over Time, and the Related
Borrower's Ability to Refinance the Property, of Which There is No Assurance" in
the accompanying prospectus.

ONE (1) OF THE MORTGAGE LOANS THAT WE INTEND TO INCLUDE IN THE TRUST FUND IS
BEING SERVICED AND ADMINISTERED PURSUANT TO THE SERVICING ARRANGEMENTS FOR A
DIFFERENT SECURITIZATION; THEREFORE, THE CERTIFICATEHOLDERS WILL HAVE NO ABILITY
TO CONTROL THE SERVICING OF THAT MORTGAGE LOAN AND PARTIES WITH CONTROL OVER THE
SERVICING OF THAT MORTGAGE LOAN MAY HAVE INTERESTS THAT CONFLICT WITH YOUR
INTERESTS.

         The mortgage loan secured by the mortgaged real property identified on
Annex A-1 to this prospectus supplement as The Westchester, which mortgage loan has a cut-off date principal balance of $100,000,000, representing approximately
4.8% of the initial mortgage pool balance and approximately 5.1% of the initial loan group 1 balance, is part of a loan combination consisting of that mortgage loan and multiple non-trust loans, consisting of the Westchester pari passu non-trust loan, which is pari passu in right of payment and in other respects with the Westchester trust mortgage loan and the Westchester subordinate non-trust loans, which are subordinate in right of payment and in other respects to the Westchester trust mortgage loan and the Westchester pari passu non-trust loan. The Westchester non-trust loans will not be included in the trust. All of those mortgage loans are secured by the same mortgage instrument encumbering the same mortgaged real property. The Westchester pari passu non-trust loan has been included in the trust fund established in connection with the Merrill Lynch
Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-MCP1
commercial mortgage securitization. The Westchester subordinate non-trust loans are grouped into three (3) tiers of relative seniority--a "B note" tier, a "C note" tier and a "D note" tier, each of which consists of one or more subordinate non-trust loans.

         The intercreditor agreement that governs the relationship between the holders of the Westchester trust mortgage loan provides that all of the loans secured by the Westchester mortgaged real property will be serviced and administered pursuant to the MLMT Series 2005-MCP1 pooling and servicing agreement (the governing document for the MLMT Series 2005-MCP1 commercial mortgage securitization), which provides for servicing arrangements that are generally similar but not identical to those under the pooling and servicing agreement for our Series 2005-CIP1 certificates. Consequently:

         o     the trustee as holder of the Westchester trust mortgage loan will not have the ability to control the servicing and administration of that mortgage loan;

         o     neither the certificateholders nor the trustee on their behalf will generally have any right to seek damages from any party to the MLMT Series 2005-MCP1 pooling and servicing agreement for any failure to perform any obligations under that agreement or with respect to the related loan documents, including servicing obligations, except to the limited extent set forth in the related intercreditor agreement;

                                      S-54

         o     neither the certificateholders nor the trustee on their behalf will have any right to replace any party servicing the mortgage loan secured by the Westchester mortgaged real property; and

         o     the master servicer, special servicer and trustee under the pooling and servicing agreement for our Series 2005-CIP1
               certificates may not independently exercise remedies following a default with respect to the mortgage loans secured by the
               Westchester mortgaged real property, and the servicing parties under the MLMT Series 2005-MCP1 pooling and servicing agreement have sole authority to exercise any and all rights and take all actions available to the certificateholders or the trustee on their behalf to protect the trust's interests with respect to those mortgage loans.

         In servicing the Westchester loan combination, the MLMT Series
2005-MCP1 master servicer and special servicer must take into account the interests of the holders of the certificates issued pursuant to the MLMT Series
2005-MCP1 pooling and servicing agreement, which interests may conflict with your interests. In addition, the legal and/or beneficial owners of the
Westchester pari passu non-trust loan secured by the Westchester mortgaged real property, some of whom have certain rights under the MLMT Series 2005-MCP1 pooling and servicing agreement that affect the Westchester trust mortgage loan, including with respect to arranging for and directing the servicing of that mortgage loan, may have interests that conflict with your interests.

         In the event that certain default circumstances exist with respect to the Westchester loan combination, the Westchester intercreditor agreement provides for a par purchase option in respect of all the loans comprising the loan combination that is exercisable by any holder of a Westchester Subordinate non-trust loan. In addition, the holder (or if applicable, the beneficial owner)
of certificates with the largest percentage of voting rights allocated to the controlling class of certificates will have a similar par purchase option in similar default circumstances to those referred to above, pursuant to a designation from the trustee, to purchase the Westchester pari passu non-trust mortgage loan.

         See "Description of the Mortgage Pool--Westchester Loan Combination" in
this prospectus supplement.

LOANS NOT INSURED OR GUARANTEED

         Generally, the mortgage loans will not be an obligation of, or be insured or guaranteed by, us, any governmental entity, any private mortgage insurer, any mortgage loan seller, the underwriters, the master servicer, the special servicer, the trustee, the fiscal agent, any of their respective affiliates or any other person or entity.

         We have not evaluated the significance of the recourse provisions of mortgage loans that may permit recourse against the related borrower or another person in the event of a default. Accordingly, you should assume all of the mortgage loans included are nonrecourse loans, and that recourse in the case of default will be limited to the related mortgaged real property.

RESERVES TO FUND CAPITAL EXPENDITURES MAY BE INSUFFICIENT AND THIS MAY ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES

         Although many of the mortgage loans require that funds be put aside for specific reserves, certain of the mortgage loans do not require any reserves. We cannot assure you that any such reserve amounts will be sufficient to cover the actual costs of the items for which the reserves were established. We also cannot assure you that cash flow from the related mortgaged real properties will be sufficient to fully fund the ongoing monthly reserve requirements.

                                      S-55

OPTIONS AND OTHER PURCHASE RIGHTS MAY AFFECT VALUE OR HINDER RECOVERY WITH
RESPECT TO THE MORTGAGED REAL PROPERTIES

         The borrower under certain of the mortgage loans has given to one or more tenants or another person a right of first refusal in the event a sale is contemplated or an option to purchase all or a portion of the related mortgaged real property. These rights, which may not be subordinated to the related mortgage, may impede the lender's ability to sell the related mortgaged real property at foreclosure or after acquiring the mortgaged real property pursuant to foreclosure, or adversely affect the value and/or marketability of the related mortgaged real property. Additionally, the exercise of a purchase option may result in the related mortgage loan being prepaid during a period when voluntary prepayments are otherwise prohibited.

INCREASES IN REAL ESTATE TAXES DUE TO TERMINATION OF PAYMENT-IN-LIEU-OF-TAXES OR
OTHER TAX ABATEMENT ARRANGEMENTS MAY REDUCE PAYMENTS TO CERTIFICATEHOLDERS

         In the case of some of the mortgage loans, the related mortgaged real properties may be the subject of municipal payment-in-lieu-of-taxes programs or other tax abatement arrangements, whereby the related borrower pays payments in lieu of taxes that are less than what its tax payment obligations would be absent the program or pays reduced real estate taxes. These programs or arrangements may be scheduled to terminate or provide for significant tax increases prior to the maturity of the related mortgage loans or may require increased payments in the future, in each case resulting in increased payment obligations (which could be substantial) in the form of real estate taxes or increased payments in lieu of taxes, which could adversely impact the ability of the related borrowers to pay debt service on their mortgage loans.

IN SOME CASES, A MORTGAGED REAL PROPERTY IS DEPENDENT ON A SINGLE TENANT OR ON
ONE OR A FEW MAJOR TENANTS

         In the case of 86 mortgaged real properties, securing approximately
41.0% of the initial mortgage pool balance and approximately 43.3% of the initial loan group 1 balance, the related borrower has leased the property to one tenant that occupies 25% or more of the particular property. In the case of
40 of those properties, securing approximately 11% of the initial mortgage pool balance and approximately 11.6% of the initial loan group 1 balance, the related borrower has leased the particular property to a single tenant that occupies 50%
or more of the particular property. In the case of 22 mortgaged real properties, securing approximately 4.9% of the initial mortgage pool balance and 5.2% of the initial loan group 1 balance, the related borrower has leased the particular property to a single tenant that occupies 100% of the particular property.
Accordingly, the full and timely payment of each of the related mortgage loans is highly dependent on the continued operation of the major tenant or tenants, which, in some cases, is the sole tenant, at the mortgaged real property. In addition, the leases of some of these tenants may terminate on or prior to the term of the related mortgage loan. For information regarding the lease expiration dates of significant tenants at the mortgaged real properties, see
Annex A-1 to this prospectus supplement. See "Risk Factors--Repayment of a
Commercial or Multifamily Mortgage Loan Depends Upon the Performance and Value
of the Underlying Real Property, Which May Decline Over Time and the Related
Borrower's Ability to Refinance the Property, of Which There is No Assurance" in
the accompanying prospectus.

THE FAILURE OF A TENANT WILL HAVE A NEGATIVE IMPACT ON SINGLE TENANT PROPERTIES
AND PROPERTIES WITH TENANT CONCENTRATIONS

         The bankruptcy or insolvency of a major tenant, or a number of smaller tenants, in retail, industrial and office properties may adversely affect the income produced by a mortgaged real property. Under the Bankruptcy Code, a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant (absent collateral securing the claim) and the amounts the landlord could claim would be limited. One or more tenants at a

                                      S-56

particular mortgaged real property may have been the subject of bankruptcy or insolvency proceedings. See "Risk Factors--Bankruptcy Proceedings Entail Certain
Risks" in this prospectus supplement and "Risk Factors--ThE Investment
Performance of Your Offered Certificates Will Depend Upon Payments, Defaults and
Losses on the Underlying Mortgage Loans; and Those Payments, Defaults and Losses
May Be Highly Unpredictable--Dependence on a Single Tenant or a Small Number of
Tenants Makes a Property Riskier Collateral" in the accompanying prospectus.

CERTAIN ADDITIONAL RISKS RELATING TO TENANTS

         The income from, and market value of, the mortgaged real properties leased to various tenants would be adversely affected if, among other things:

         o     space in the mortgaged real properties could not be leased or re-leased;

         o     substantial re-leasing costs were required and/or the cost of performing landlord obligations under existing leases materially increased;

         o     tenants were unwilling or unable to meet their lease obligations;

         o     a significant tenant were to become a debtor in a bankruptcy case; or

         o     rental payments could not be collected for any other reason.

         Repayment of the mortgage loans secured by retail, office and industrial properties will be affected by the expiration of leases and the ability of the respective borrowers to renew the leases or relet the space on comparable terms and on a timely basis. Certain of the mortgaged real properties may be leased in whole or in part by government-sponsored tenants who have the right to cancel their leases at any time or for lack of appropriations.
Additionally, mortgaged real properties may have concentrations of leases expiring at varying rates in varying percentages, including single-tenant mortgaged real properties, during the term of the related mortgage loans and in some cases most or all of the leases on a mortgaged real property may expire prior to the related anticipated repayment date or maturity date. Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions, could be substantial and could reduce cash flow from the mortgaged real properties. Moreover, if a tenant defaults in its obligations to a borrower, the borrower may incur substantial costs and experience significant delays associated with enforcing its rights and protecting its investment, including costs incurred in renovating and reletting the related mortgaged real property.

         In the case of one (1) mortgage loan (loan number 50), representing approximately 0.5% of the initial mortgage pool balance and approximately 0.5%
of the initial loan group 1 balance, the related mortgaged real property is
94.7% occupied by Advanced Marketing Services, Inc., a provider of customized wholesaling and distribution services to book retailers and publishers. The company's headquarters is at the subject mortgaged real property. The company has been under recent government investigation for the misstatement of earnings through improper recognition of certain revenues and improperly reversing certain liabilities. The investigation has been ongoing and the company has not been able to release earnings beyond fiscal year 2003. As a result, the company was delisted from the New York Stock Exchange for failing to submit timely financial statements.

         Additionally, in certain jurisdictions, if tenant leases are subordinated to the liens created by the mortgage but do not contain attornment provisions (provisions requiring the tenant to recognize as landlord under the lease a successor owner following foreclosure), the leases may terminate upon the transfer of the property to a foreclosing lender or purchaser at foreclosure. Accordingly, if a mortgaged real property is located in such a jurisdiction and is leased to one or more desirable tenants under leases that are subordinate to the mortgage and do not contain attornment provisions, such mortgaged real property could experience a further decline in value if such tenants' leases were terminated.

                                      S-57

         Certain of the mortgaged real properties may have tenants that are related to or affiliated with a borrower. In such cases a default by the borrower may coincide with a default by the affiliated tenants. Additionally, even if the property becomes a foreclosure property, it is possible that an affiliate of the borrower may remain as a tenant.

         If a mortgaged real property has multiple tenants, re-leasing expenditures may be more frequent than in the case of mortgaged real properties with fewer tenants, thereby reducing the cash flow available for debt service payments. Multi-tenant mortgaged real properties also may experience higher continuing vacancy rates and greater volatility in rental income and expenses.

RISKS RELATED TO GEOGRAPHIC CONCENTRATION

         Mortgaged real properties located in New York, California, Indiana,
Florida, Texas, North Carolina and Colorado will represent approximately 20.1%,
16.9%, 9.1%, 8.4%, 7.8%, 4.4% and 4.0%, respectively, by allocated loan amount, of the initial mortgage pool balance (approximately 21.3%, 17.6%, 9.6%, 8.1%,
6.7%, 4.6% and 4.2%, respectively, of the initial loan group 1 balance and approximately 0%, 4.7%, 0%, 12.4%, 26.3%, 0% and 0%, respectively, of the initial loan group 2 balance). The inclusion of a significant concentration of mortgage loans that are secured by mortgage liens on real properties located in a particular state makes the overall performance of the mortgage pool materially more dependent on economic and other conditions or events in that state. See
"Risk Factors--Geographic Concentration Within a Trust Exposes Investors to
Greater Risk of Default and Loss" in the accompanying prospectus.

RISKS RELATED TO CALIFORNIA GEOGRAPHIC CONCENTRATION

         Mortgage loans in California are generally secured by deeds of trust on the related real estate. Foreclosure of a deed of trust in California may be accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust or by judicial foreclosure. Public notice of either the trustee's sale or the judgment of foreclosure is given for a statutory period of time after which the mortgaged real property may be sold by the trustee, if foreclosed pursuant to the trustee's power of sale, or by court appointed sheriff under a judicial foreclosure. Following a judicial foreclosure sale, the borrower or its successor in interest may, for a period of up to one year, redeem the property. California's "one action rule" requires the lender to exhaust the security afforded under the deed of trust by foreclosure in an attempt to satisfy the full debt before bringing a personal action (if otherwise permitted) against the borrower for recovery of the debt, except in certain cases involving environmentally impaired real property. California courts have held that acts such as an offset of an unpledged account constitute violations of such statutes. Violations of such statutes may result in the loss of some or all of the security under the loan. Other statutory provisions in California limit any deficiency judgment (if otherwise permitted) against the borrower following a foreclosure to the amount by which the indebtedness exceeds the fair value at the time of the public sale and in no event greater than the difference between the foreclosure sale price and the amount of the indebtedness. Further, under California law, once a property has been sold pursuant to a power-of-sale clause contained in a deed of trust, the lender is precluded from seeking a deficiency judgment from the borrower or, under certain circumstances, guarantors. California statutory provisions regarding assignments of rents and leases require that a lender whose loan is secured by such an assignment must exercise a remedy with respect to rents as authorized by statute in order to establish its right to receive the rents after an event of default. Among the remedies authorized by statute is the lender's right to have a receiver appointed under certain circumstances.

                                      S-58

THE MORTGAGE POOL WILL INCLUDE MATERIAL CONCENTRATIONS OF BALLOON LOANS AND
LOANS WITH ANTICIPATED REPAYMENT DATES

         Sixty-eight (68) mortgage loans, representing approximately 35.7% of the initial mortgage pool balance (59 mortgage loans in loan group 1, representing approximately 35.4% of the initial loan group 1 balance and nine
(9) mortgage loans in loan group 2, representing approximately 41.3% of the initial loan group 2 balance), are balloon loans. In addition, two (2) mortgage loans, representing approximately 1.3% of the initial mortgage pool balance and approximately 1.4% of the initial loan group 1 balance, provide material incentives for the related borrower to repay the mortgage loan by an anticipated repayment date prior to maturity. The ability of a borrower to make the required balloon payment on a balloon loan at maturity, and the ability of a borrower to repay a mortgage loan on or before any related anticipated repayment date, in each case depends upon its ability either to refinance the mortgage loan or to sell the mortgaged real property. The ability of a borrower to effect a refinancing or sale will be affected by a number of factors, including--

         o     the value of the related mortgaged real property;

         o     the level of available mortgage interest rates at the time of sale or refinancing;

         o     the borrower's equity in the mortgaged real property;

         o     the financial condition and operating history of the borrower and the mortgaged real property, tax laws;

         o     prevailing general and regional economic conditions;

         o     the fair market value of the related mortgaged real property;

         o     reductions in applicable government assistance/rent subsidy programs; and

         o     the availability of credit for loans secured by multifamily or commercial properties, as the case may be.

         Although a mortgage loan may provide the related borrower with incentives to repay the mortgage loan by an anticipated repayment date prior to maturity, the failure of that borrower to do so will not be a default under that mortgage loan. See "Description of the Mortgage Pool--Terms and Conditions of
the Mortgage Loans" in this prospectus supplement and "Risk Factors--The
Investment Performance of Your Offered Certificates Will Depend Upon Payments,
Defaults and Losses on the Underlying Mortgage Loans; and Those Payments,
Defaults and Losses May Be Highly Unpredictable" in the accompanying prospectus.

THE MORTGAGE POOL WILL INCLUDE SOME DISPROPORTIONATELY LARGE MORTGAGE LOANS AND
GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS

         The inclusion in the mortgage pool of one or more loans that have outstanding principal balances that are substantially larger than the other mortgage loans can result in losses that are more severe, relative to the size of the mortgage pool, than would be the case if the total balance of the mortgage pool were distributed more evenly. In this regard:

         o     The largest mortgage loan to be included in the trust represents approximately 9.1% of the initial mortgage pool balance. The largest mortgage loan in loan group 1 represents approximately
               9.6% of the initial loan group 1 balance and the largest mortgage loan in loan group 2 represents approximately 14.3% of the initial loan group 2 balance.

         o     The five (5) largest mortgage loans and groups of
               cross-collateralized mortgage loans to be included in the trust represent approximately 32.0% of the initial mortgage pool balance. The five (5) largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 1

                                      S-59

               represent approximately 33.9% of the initial loan group 1 balance and the five (5) largest mortgage loans and groups of
               cross-collateralized mortgage loans in loan group 2 represent approximately 50.0% of the initial loan group 2 balance.

         o     The 10 largest mortgage loans and groups of cross-collateralized mortgage loans to be included in the trust represent
               approximately 44.2% of the initial mortgage pool balance. The 10 largest mortgage loans and groups of cross-collateralized
               mortgage loans in loan group 1 represent approximately 46.8% of the initial loan group 1 balance and the 10 largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 2 represent approximately 77.5% of the initial loan group 2 balance.

         See "Description of the Mortgage Pool--General",
"--Cross-Collateralized and Cross-Defaulted Mortgage Loans, Multi-PropertY
Mortgage Loans and Mortgage Loans with Affiliated Borrowers" and "--Significant
Mortgage Loans" in this prospectus supplement and "Risk Factors--Loan
Concentration Within a Trust Exposes Investors to Greater Risk of Default and
Loss" in the accompanying prospectus.

THE INTERESTS OF THE HOLDERS OF THE PARI PASSU AND SUBORDINATE COMPANION LOANS
OF THE WESTCHESTER MORTGAGE LOAN MAY CONFLICT WITH YOUR INTERESTS

         The mortgage loan (loan number 4) secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as The
Westchester, which we refer to in this prospectus supplement as the Westchester trust mortgage loan, has a cut-off date principal balance of $100,000,000, representing approximately 4.8% of the initial mortgage pool balance and approximately 5.1% of the initial loan group 1 balance. The Westchester trust mortgage loan is one of a group of loans made to the same borrower that are secured by a single mortgage instrument on the same mortgaged real property, which we refer to in this prospectus supplement as the Westchester loan combination. The other loans in the Westchester loan combination will not be included in the trust. The payment priorities between these loans are such that--

         o     the Westchester trust mortgage loan will be pari passu in right of payment with one of the Westchester non-trust loans, which we refer to in the prospectus supplement as the Westchester pari passu non-trust loan, which has an unpaid principal balance of
               $200,000,000 as of the cut-off date, and

         o     the Westchester trust mortgage loan and the Westchester pari passu non-trust loan will generally be senior in right of payment to the remaining Westchester non-trust loans, which we refer to in this prospectus supplement as the Westchester subordinate non-trust loans and which are grouped into three tiers of
               relative seniority--a "B note" tier, a "C note" tier and a "D note" tier--, having aggregate unpaid principal balances of
               $60,000,000, $50,000,000 and $90,000,000, respectively, as of the cut-off date. During the continuance of certain specified uncured events of default with respect to the Westchester trust mortgage loan and the Westchester pari passu non-trust loan, no payments of principal or interest will be paid with respect to the
               Westchester subordinate non-trust loans until all interest (other than default interest) on and principal of the Westchester trust mortgage loan and the Westchester pari passu non-trust loan have been paid in full.

                                      S-60

         The Westchester non-trust loans will generally be serviced under the pooling and servicing agreement for the Merrill Lynch Mortgage Trust 2005-MCP1,
Commercial Mortgage Pass-Through Certificates, Series 2005-MCP1, commercial mortgage securitization, which we refer to in this prospectus supplement as MLMT
Series 2005-MCP1, by the MLMT Series 2005-MCP1 master servicer and MLMT Series
2005-MCP1 special servicer. As described under "Description of the Mortgage
Pool--Westchester Loan Combination" in this prospectus supplement, the holders of the loans making up the Westchester loan combination have entered into an intercreditor agreement, which includes provisions to the following effect--

         o     the holder of the Westchester trust mortgage loan has the right to consult with the MLMT Series 2005-MCP1 master servicer and/or the MLMT Series 2005-MCP1 special servicer with respect to various servicing matters affecting the Westchester loan
               combination;

         o     for so long as an amount generally equal to the unpaid principal balance of any of the Westchester subordinate non-trust loans
               (or, if more than one, the aggregate unpaid principal balance of any tier of Westchester subordinate non-trust loans), net of any appraisal reduction amounts allocable to those loans, is equal to or greater than 25% of its original principal balance (or, if applicable, the aggregate original principal balance of that tier of Westchester subordinate non-trust loans), the holder of the most junior Westchester subordinate non-trust loan (or the designated representative of the tier) meeting that 25% threshold will have the ability, directly or through a designee, to advise and direct the MLMT Series 2005-MCP1 special servicer with respect to various servicing matters affecting the Westchester loan combination;

         o     if and for so long as certain specified uncured events of default have occurred and are continuing with respect to the Westchester pari passu non-trust loan, the holder(s) of the Westchester trust mortgage loan and the holders of the Westchester subordinate non-trust loans have the right to purchase the Westchester pari passu non-trust loan from the trust at the purchase price set forth in the related intercreditor agreement; and

         o     the holders of the Westchester subordinate non-trust loans have cure rights with respect to the Westchester trust mortgage loan.

         In connection with exercising any of the foregoing rights, the holders of the Westchester pari passu non-trust loan and the Westchester subordinate non-trust loans (or, if applicable, any designee or assignee thereof with respect to the particular right) may have interests that conflict with your interests.

         See "Description of the Mortgage Pool--Westchester Loan Combination"
and "Servicing of the Mortgage Loans--The Controlling Class Representative and
the Westchester Controlling Subordinate Noteholder" in this prospectus supplement.

THE MORTGAGE POOL WILL INCLUDE LEASEHOLD MORTGAGE LOANS AND LENDING ON A
LEASEHOLD INTEREST IN REAL PROPERTY IS RISKIER THAN LENDING ON THE FEE INTEREST
IN THAT PROPERTY

         In the case of seven (7) mortgaged real properties, representing security for approximately 6.2% of the initial mortgage pool balance and approximately 6.6% of the initial loan group 1 balance, the related mortgage constitutes a lien on the related borrower's leasehold interest, but not on the corresponding fee interest, in all or a material portion of the related mortgaged real property, which leasehold interest is subject to a ground lease.
Because of possible termination of the related ground lease, lending on a leasehold interest in a real property is riskier than lending on an actual fee interest in that property notwithstanding the fact that a lender, such as the trustee on behalf of the trust, generally will have the right to cure defaults under the related ground lease. In addition, the terms of certain ground leases may require that insurance proceeds or condemnation awards be applied to restore the property or be paid, in whole or in part, to the ground lessor rather than be applied against the outstanding principal balance of the related mortgage loan. Finally, there can be no assurance that any of the

                                      S-61

ground leases securing a mortgage loan contain all of the provisions, including a lender's right to obtain a new lease if the current ground lease is rejected in bankruptcy that a lender may consider necessary or desirable to protect its interest as a lender with respect to a leasehold mortgage loan. See "Description of the Mortgage Pool--Additional Loan and Property Information--Ground Leases"
in this prospectus supplement. See also "Risk Factors--Ground Leases Create
Risks for Lenders that Are Not Present When Lending on an Actual Ownership
Interest in a Real Property" and "Legal Aspects of Mortgage
Loans--Foreclosure--Leasehold Considerations" in the accompanying prospectus.

SOME OF THE MORTGAGED REAL PROPERTIES ARE LEGAL NONCONFORMING USES OR LEGAL
NONCONFORMING STRUCTURES

         Some of the mortgaged real properties are secured by a mortgage lien on a real property that is a legal nonconforming use or a legal nonconforming structure. This may impair the ability of the borrower to restore the improvements on a mortgaged real property to its current form or use following a major casualty.

         In addition, certain of the mortgaged real properties that do not conform to current zoning laws may not be legal non-conforming uses or legal non-conforming structures. The failure of a mortgaged real property to comply with zoning laws or to be a legal non-conforming use or legal non-conforming structure may adversely affect market value of the mortgaged real property or the borrower's ability to continue to use it in the manner it is currently being used or may necessitate material additional expenditures to remedy non-conformities.

         In addition, certain of the mortgaged real properties may be subject to certain use restrictions imposed pursuant to reciprocal easement agreements, operating agreements or historical landmark designations. Use restrictions could include, for example, limitations on the character of the improvements or the properties, limitations affecting noise and parking requirements, among other things, and limitations on the borrowers' rights to operate certain types of facilities within a prescribed radius. These limitations could adversely affect the ability of the related borrower to lease the mortgaged real property on favorable terms, thereby adversely affecting the borrower's ability to fulfill its obligations under the related mortgage loan. See "Description of the
Mortgage Pool--Additional Loan and Property Information--Zoning and Building
Code Compliance" in this prospectus supplement and "Risk Factors--Changes in
Zoning May Adversely Affect the Use or Value of a Real Property" in the
accompanying prospectus.

A BORROWER'S OTHER LOANS MAY REDUCE THE CASH FLOW AVAILABLE TO THE MORTGAGED
REAL PROPERTY WHICH MAY ADVERSELY AFFECT PAYMENT ON YOUR CERTIFICATES; MEZZANINE
FINANCING REDUCES A PRINCIPAL'S EQUITY IN, AND THEREFORE ITS INCENTIVE TO
SUPPORT, A MORTGAGED REAL PROPERTY

         One (1) mortgage loan (loan number 4), which we refer to in this prospectus supplement as the Westchester trust mortgage loan and which represents approximately 4.8% of the initial mortgage pool balance and approximately 5.1% of the initial loan group 1 balance, is part of a multiple loan structure we refer to as a loan combination that also includes other loans that will not be included in the trust but are secured in each case by the same mortgage instrument on the same mortgaged real property that secures the
Westchester trust mortgage loan. One (1) of those other non-trust loans will be pari passu in right of payment and in other respects with the Westchester trust mortgage loan while the other non-trust loans will be generally subordinate in right of payment and in other respects to the Westchester trust mortgage loan.
See "Description of the Mortgage Pool--Westchester Loan Combination" and
"Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing".

         Except as described above, the mortgage loans do not permit the related borrowers to enter into additional subordinate or other financing that is secured by their mortgaged real properties without the lender's consent.

                                      S-62

         In the case of 30 of the mortgage loans (loan numbers 1, 2, 3, 6, 7, 8,
9, 10, 14, 15, 18, 19, 20, 22, 25, 44, 45, 53, 56, 60, 69, 70, 76, 95, 108, 115,
119, 132, 137 and 138), representing approximately 45.7% of the initial mortgage pool balance (21 mortgage loans in loan group 1, representing approximately
46.2% of the initial loan group 1 balance, and nine (9) mortgage loans in loan group 2, representing approximately 36.9% of the initial loan group 2 balance), as described under "Description of the Mortgage Pool--Additional Loan and
Property Information--Additional and Other Financing", direct and indirect equity owners of the related borrower have pledged, or are permitted in the future to pledge, their respective equity interests to secure financing generally referred to as mezzanine debt. Holders of mezzanine debt may have the right to purchase the related borrower's mortgage loan from the trust if certain defaults on the mortgage loan occur and, in some cases, may have the right to cure certain defaults occurring on the related mortgage loan.

         Under certain of the mortgage loans, the borrower has incurred or is permitted to incur additional financing that is not secured by the mortgaged real property. In addition, borrowers that have not agreed to certain special purpose covenants in the related loan documents are not generally prohibited from incurring additional debt. Such additional debt may be secured by other property owned by those borrowers. Also, certain of these borrowers may have already incurred additional debt. In addition, the owners of such borrowers generally are not prohibited from incurring mezzanine debt secured by pledges of their equity interests in those borrowers.

         The mortgage loans generally do not prohibit the related borrower from incurring other obligations in the ordinary course of business relating to the mortgaged real property, including but not limited to trade payables, or from incurring indebtedness secured by equipment or other personal property located at or used in connection with the operation of the mortgaged real property.

         See "Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing" for additional information regarding the subordinate and additional financing permitted to remain in place or to be incurred under the terms of the mortgage loans.

         We make no representation with respect to the mortgage loans as to whether any other subordinate financing currently encumbers any mortgaged real property, whether any borrower has incurred material unsecured debt or whether a third party holds debt secured by a pledge of an equity interest in a related borrower.

         Debt that is incurred by an equity owner of a borrower and is the subject of a guaranty of such borrower or is secured by a pledge of the equity ownership interests in such borrower effectively reduces the equity owners'
economic stake in the related mortgaged real property. While the mezzanine lender has no security interest in or rights to the related mortgaged real property, a default under the mezzanine loan could cause a change in control of the related borrower. The existence of such debt may reduce cash flow on the related borrower's mortgaged real property after the payment of debt service and may increase the likelihood that the owner of a borrower will permit the value or income producing potential of a mortgaged real property to suffer by not making capital infusions to support the mortgaged real property.

         When a mortgage loan borrower, or its constituent members, also has one or more other outstanding loans, even if the loans are subordinated or are mezzanine loans not directly secured by the mortgaged real property, the trust is subjected to additional risks. For example, the borrower may have difficulty servicing and repaying multiple loans. Also, the existence of another loan generally will make it more difficult for the borrower to obtain refinancing of the mortgage loan or sell the related mortgaged real property and may thus jeopardize the borrower's ability to make any balloon payment due under the mortgage loan at maturity or to repay the mortgage loan on its anticipated repayment date. Moreover, the need to service additional debt may reduce the cash flow available to the borrower to operate and maintain the mortgaged real property.

                                      S-63

         Additionally, if the borrower, or its constituent members, are obligated to another lender, actions taken by other lenders or the borrower could impair the security available to the trust fund. If a junior lender files an involuntary bankruptcy petition against the borrower, or the borrower files a voluntary bankruptcy petition to stay enforcement by a junior lender, the trust's ability to foreclose on the mortgaged real property will be automatically stayed, and principal and interest payments might not be made during the course of the bankruptcy case. The bankruptcy of a junior lender also may operate to stay foreclosure by the trust.

         Further, if another loan secured by the mortgaged real property is in default, the other lender may foreclose on the mortgaged real property, absent an agreement to the contrary, thereby causing a delay in payments and/or an involuntary repayment of the mortgage loan prior to maturity. The trust may also be subject to the costs and administrative burdens of involvement in foreclosure proceedings or related litigation.

         If the mortgaged real property depreciates for whatever reason, the related borrower's equity is more likely to be wiped out, thereby eliminating the related borrower's incentive to continue making payments on its mortgage loan.

         In addition, in the case of those mortgage loans which require or allow letters of credit to be posted by the related borrower as additional security for the mortgage loan, in lieu of reserves or otherwise, the related borrower may be obligated to pay fees and expenses associated with the letter of credit and/or to reimburse the letter of credit issuer or others in the event of a draw upon the letter of credit by the lender.

         See "Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing" in this prospectus supplement for a discussion of additional debt with respect to the mortgaged real properties and the borrowers. See also "Risk Factors--Subordinate Debt Increases the Likelihood
That a Borrower Will Default on a Mortgage Loan Underlying Your Offered
Certificates" in the accompanying prospectus.

COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS MAY RESULT IN LOSSES

         A borrower may be required to incur costs to comply with various existing and future federal, state or local laws and regulations applicable to the related mortgaged real property securing a mortgage loan. Examples of these laws and regulations include zoning laws and the Americans with Disabilities Act of 1990, which requires all public accommodations to meet certain federal requirements related to access and use by disabled persons. For example, not all of the mortgaged real properties securing the mortgage loans comply with the
Americans with Disabilities Act of 1990. See "Risk Factors--Compliance with the
Americans with Disabilities Act of 1990 May Be Expensive" and "Legal Aspects of
Mortgage Loans--Americans with Disabilities Act" in the accompanying prospectus.
The expenditure of such costs or the imposition of injunctive relief, penalties or fines in connection with the borrower's noncompliance could negatively impact the borrower's cash flow and, consequently, its ability to pay its mortgage loan.

MULTIPLE MORTGAGED REAL PROPERTIES ARE OWNED BY THE SAME BORROWER OR AFFILIATED
BORROWERS OR ARE OCCUPIED, IN WHOLE OR IN PART, BY THE SAME TENANT OR AFFILIATED
TENANTS

         Fifteen (15) separate groups of mortgage loans, representing approximately 31.2% of the initial mortgage pool balance are loans made to borrowers that, in the case of each of those groups, are the same or under common control. Mortgaged real properties owned by affiliated borrowers are likely to:

         o     have common management, increasing the risk that financial or other difficulties experienced by the property manager could have a greater impact on the pool of mortgage loans; and

                                      S-64

         o     have common general partners or managing members, which could increase the risk that a financial failure or bankruptcy filing would have a greater impact on the pool of mortgage loans.

         See "Description of the Mortgage Pool--Cross-Collateralized and
Cross-Defaulted Mortgage Loans, Multi-Property Mortgage Loans and Mortgage Loans
with Affiliated Borrowers" in this prospectus supplement.

         In addition, there may be tenants which lease space at more than one mortgaged real property securing mortgage loans. For example, the tenant with respect to four (4) mortgaged real properties, securing four (4) mortgage loans, representing approximately 3.5% of the initial mortgage pool balance and approximately 3.7% of the initial loan group 1 balance, is Michael's Aurora
Plaza. There may also be tenants that are related to or affiliated with a borrower. See Annex A-1 to this prospectus supplement for a list of the three most significant tenants at each of the mortgaged real properties used for retail, office and industrial purposes.

         The bankruptcy or insolvency of, or other financial problems with respect to, any borrower or tenant that is, directly or through affiliation, associated with two or more of the mortgaged real properties could have an adverse effect on all of those properties and on the ability of those properties to produce sufficient cash flow to make required payments on the related mortgage loans. See "Risk Factors--Repayment of a Commercial or Multifamily
Mortgage Loan Depends Upon the Performance and Value of the Underlying Real
Property, Which May Decline Over Time and the Related Borrower's Ability to
Refinance the Property, of Which There is No Assurance", "--Borrower
Concentration Within a Trust Exposes Investors to Greater Risk of Default and
Loss" and "--Borrower Bankruptcy Proceedings Can Delay and Impair Recovery on a
Mortgage Loan Underlying Your Offered Certificates" in the accompanying prospectus.

THE MORTGAGE LOANS HAVE NOT BEEN REUNDERWRITTEN BY US

         We have not reunderwritten the mortgage loans. Instead, we have relied on the representations and warranties made by the mortgage loan sellers, and the mortgage loan sellers' respective obligations to repurchase, cure or substitute a mortgage loan in the event that a representation or warranty was not true when made and such breach materially and adversely affects the value of the mortgage loan or the interests of the certificateholders. These representations and warranties do not cover all of the matters that we would review in underwriting a mortgage loan and you should not view them as a substitute for reunderwriting the mortgage loans. If we had reunderwritten the mortgage loans, it is possible that the reunderwriting process may have revealed problems with a mortgage loan not covered by representations or warranties given by the mortgage loan sellers.
In addition, we cannot assure you that the mortgage loan sellers will be able to repurchase or substitute a mortgage loan if a representation or warranty has been breached. See "Description of the Mortgage Pool--Representations and
Warranties" and "--Repurchases and Substitutions" in thiS prospectus supplement.

SOME MORTGAGED REAL PROPERTIES MAY NOT BE READILY CONVERTIBLE TO ALTERNATIVE
USES

         Some of the mortgaged real properties securing the mortgage loans may not be readily convertible to alternative uses if those properties were to become unprofitable for any reason. For example, any vacant theater space would not easily be converted to other uses due to the unique construction requirements of theaters. Two (2) of the mortgaged real properties, which represent security for approximately 4.2% of the initial mortgage pool balance
(comprised of two (2) mortgage loans, representing approximately 4.4% of the initial loan group 1 balance), are each secured by a mortgaged real property that includes or, in one case (loan number 57) consists entirely of, a multiplex movie theater, that generates a material portion or, in the one case referred to above, all of the revenue of the subject mortgaged real property. Converting commercial properties to alternate uses generally requires substantial capital expenditures. The liquidation value of any such mortgaged real property consequently may be substantially less than would be the case if the property were readily adaptable to other uses. See "--Self Storage Facilities are Subject to Unique Risks Which May Reduce Payments on Your Certificates", "--Industrial

                                      S-65

Facilities are Subject to Unique Risks Which May Reduce Payments on Your
Certificates" and "--Manufactured Housing Community Properties are Subject to
Unique Risks Which May Reduce Payments on Your Certificates" in this prospectus supplement.

LENDING ON INCOME-PRODUCING REAL PROPERTIES ENTAILS ENVIRONMENTAL RISKS

         The trust could become liable for a material adverse environmental condition at one of the mortgaged real properties securing the mortgage loans.
Any potential environmental liability could reduce or delay payments on the offered certificates.

         If an adverse environmental condition exists with respect to a mortgaged real property securing a mortgage loan, the trust will be subject to certain risks including the following:

         o     a reduction in the value of such mortgaged real property which may make it impractical or imprudent to foreclose against such mortgaged real property;

         o     the potential that the related borrower may default on the related mortgage loan due to such borrower's inability to pay high remediation costs or difficulty in bringing its operations into compliance with environmental laws;

         o     liability for clean-up costs or other remedial actions, which could exceed the value of such mortgaged real property or the unpaid balance of the related mortgage loan; and

         o     the inability to sell the related mortgage loan in the secondary market or to lease such mortgaged real property to potential tenants.

         A third-party consultant conducted an environmental site assessment, or updated a previously conducted assessment (which update may have been pursuant to a database update), with respect to all of the mortgaged real properties for the mortgage loans, during the 12-month period ending on the cut-off date. Each of those environmental site assessments or updates, as the case may be, complied with industry-wide standards. In the case of four (4) mortgaged real properties, securing four (4) separate mortgage loans (loan numbers 10, 24, 42 and 52) and representing security for approximately 3.3% of the initial mortgage pool balance and approximately 3.5% of the initial loan group 1 balance, a third-party consultant also conducted a Phase II environmental site assessment of each such mortgaged real property. If any assessment or update revealed a material adverse environmental condition or circumstance at any mortgaged real property and the consultant recommended action, then, depending on the nature of the condition or circumstance, then one of the actions identified under
"Description of the Mortgage Pool--Assessments of Property
Condition--Environmental Assessments" in this prospectus supplement, was taken.

         In some cases, the identified condition related to the presence of asbestos-containing materials, lead-based paint and/or radon. Where these substances were present, the environmental consultant generally recommended, and the related loan documents required, the establishment of an operation and maintenance plan to address the issue or, in some cases involving asbestos-containing materials, an abatement or removal program.

         We cannot assure you that the environmental assessments identified all environmental conditions and risks, that the related borrowers will implement all recommended operations and maintenance plans, that such plans will adequately remediate the environmental condition, or that any environmental indemnity, insurance or escrow will fully cover all potential environmental issues. In addition, the environmental condition of the mortgaged real properties could be adversely affected by tenants or by the condition of land or operations in the vicinity of the properties, such as underground storage tanks.

                                      S-66

         We are aware that with respect to two (2) mortgaged real properties securing two (2) mortgage loans (loan numbers 128 and 135) in loan group 1, representing approximately 0.2% of the initial loan group 1 balance, and one (1)
mortgage loans (loan number 70 in loan group 2, representing approximately 6.7%
of the initial loan group 2 balance), the related borrower obtained a secured creditor impaired property environmental insurance policy. See "Description of the Mortgage Pool--Assessments of Property Condition--Environmental Insurance"
in this prospectus supplement.

         We cannot assure you, however, that should environmental insurance be needed, coverage would be available or uncontested, that the terms and conditions of such coverage would be met, that coverage would be sufficient for the claims at issue or that coverage would not be subject to certain deductibles.

         See "Description of the Mortgage Pool--Assessments of Property
Condition--Environmental Assessments" and "--Environmental Insurance" in this prospectus supplement. Also see "Risk Factors--Environmental Liabilities Will
Adversely Affect the Value and Operation of the Contaminated Property and May
Deter a Lender from Foreclosing" and "Legal Aspects of Mortgage
Loans--Environmental Considerations" in the accompanying prospectus.

LENDING ON INCOME-PRODUCING PROPERTIES ENTAILS RISKS RELATED TO PROPERTY
CONDITION

         Licensed engineers inspected all the mortgaged real properties that secure the mortgage loans, in connection with the originating of such mortgage loans to assess--

         o     the structure, exterior walls, roofing, interior construction, mechanical and electrical systems; and

         o     the general condition of the site, buildings and other
               improvements located at each property.

         The resulting reports may have indicated deferred maintenance items and/or recommended capital improvements on the mortgaged real properties. We, however, cannot assure you that all conditions requiring repair or replacement were identified. No additional property inspections were conducted in connection with the issuance of the offered certificates. Generally, with respect to many of the mortgaged real properties for which recommended repairs, corrections or replacements were deemed material, the related borrowers were required to deposit with the lender an amount ranging from 100% to 125% of the licensed engineer's estimated cost of the recommended repairs, corrections or replacements to assure their completion. See "Risk Factors--Risks Related to the
Mortgage Loans--Reserves to Fund Capital Expenditures May Be Insufficient and
This May Adversely Affect Payments on Your Certificates" in this prospectus supplement.

INSPECTIONS AND APPRAISALS PERFORMED ON MORTGAGED REAL PROPERTIES MAY NOT
ACCURATELY REFLECT VALUE OR CONDITION OF MORTGAGED REAL PROPERTIES

         Any appraisal performed with respect to a mortgaged real property represents only the analysis and opinion of a qualified expert and is not a guarantee of present or future value. One appraiser may reach a different conclusion than the conclusion that would be reached if a different appraiser were appraising that property. Moreover, appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller and, in certain cases, may have taken into consideration the purchase price paid by the borrower. That amount could be significantly higher than the amount obtained from the sale of a mortgaged real property under a distress or liquidation sale.
We cannot assure you that the information set forth in this prospectus supplement regarding appraised values or loan-to-value ratios accurately reflects past, present or future market values of the mortgaged real properties.
See "Description of the Mortgage Pool--Assessments of Property
Condition--Appraisals" in this prospectus supplement for a description of the appraisals that were performed with respect to the mortgaged real properties.
Any engineering reports or site inspections obtained with respect to a mortgaged real property represents only the analysis of the individual engineers or site inspectors preparing such reports at

                                      S-67

the time of such report, and may not reveal all necessary or desirable repairs, maintenance or capital improvement items. See "Description of the Mortgage
Pool--Assessments of Property Condition--PropertY Inspections" and
"--Engineering Assessments" in this prospectus supplement for a description of the engineering assessments and site inspections that were performed with respect to the mortgaged real properties.

FUTURE CASH FLOW AND PROPERTY VALUES ARE NOT PREDICTABLE

         A number of factors, many beyond the control of the property owner, may affect the ability of an income-producing real estate project to generate sufficient net operating income to pay debt service and/or to maintain its value. Among these factors are:

         o     economic conditions generally and in the area of the project;

         o     the age, quality, functionality and design of the property;

         o     the degree to which the property competes with other properties in the area;

         o     changes or continued weakness in specific industry segments;

         o     increases in operating costs;

         o     the willingness and ability of the owner to provide capable property management and maintenance;

         o     the degree to which the property's revenue is dependent upon a single tenant or user, a small group of tenants, tenants
               concentrated in a particular business or industry and the
               competition to any such tenants;

         o     an increase in the capital expenditures needed to maintain the properties or make improvements;

         o     a decline in the financial condition of a major tenant;

         o     the location of a mortgaged real property;

         o     whether a mortgaged real property can be easily converted to alternative uses;

         o     an increase in vacancy rates;

         o     perceptions regarding the safety, convenience and attractiveness of such properties;

         o     vulnerability to litigation by tenants and patrons;

         o     environmental contamination; and

         o     a decline in rental rates as leases are renewed or entered into with new tenants.

         If leases are not renewed or replaced, if tenants default, if rental rates fall and/or if operating expenses increase, the borrower's ability to repay the mortgage loan may be impaired and the resale value of the property, which is substantially dependent upon the property's ability to generate income, may decline. Even if borrowers successfully renew leases or relet vacated space, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, can exceed the amount of any reserves maintained for that purpose and reduce cash from the mortgaged real properties. Although some of the mortgage loans require the borrower to maintain escrows for leasing expenses, there is no guarantee that these reserves will be sufficient. In addition, there are other factors, including changes in zoning or tax laws, the availability of credit for refinancing and changes in interest rate levels that may adversely affect the value of a property (and thus the borrower's ability to sell or refinance) without necessarily affecting the ability to generate current income.

                                      S-68

         Other factors are more general in nature, such as:

         o     national, regional or local economic conditions (including plant and military installation closings, industry slowdowns and unemployment rates);

         o     local real estate conditions (such as an oversupply of retail space, office space or multifamily housing);

         o     demographic factors;

         o     consumer confidence;

         o     consumer tastes and preferences; and

         o     changes in building codes and other applicable laws.

         The volatility of net operating income will be influenced by many of the foregoing factors, as well as by:

         o     the length of tenant leases;

         o     the creditworthiness of tenants;

         o     in the case of rental properties, the rate at which new rentals occur; and

         o     the property's "operating leverage" (i.e., the percentage of total property expenses in relation to revenue, the ratio of fixed operating expenses to those that vary with revenues and the level of capital expenditures required to maintain the property and to retain or replace tenants).

         A decline in the real estate market or in the financial condition of a major tenant will tend to have a more immediate effect on the net operating income of property with short-term revenue sources, such as short-term or month-to-month leases, and may lead to higher rates of delinquency or defaults.

LIMITATIONS ON ENFORCEABILITY OF CROSS-COLLATERALIZATION; MULTI-PROPERTY
MORTGAGE LOANS

         The mortgage pool will include 14 mortgage loans, representing approximately 24.7% of the initial mortgage pool balance (13 mortgage loans in loan group 1, representing approximately 25.6% of the initial loan group 1 balance and one (1) mortgage loan in loan group 2, representing approximately
8.9% of the initial loan group 2 balance), that are, in each case, individually or through cross-collateralization with other mortgage loans, secured by two or more real properties and, in the case of cross-collateralized mortgage loans, are cross-defaulted with the mortgage loans with which they are cross-collateralized. However, the amount of the mortgage lien encumbering any particular one of those properties may be less than the full amount of the related mortgage loan or group of cross-collateralized mortgage loans, as it may have been limited to avoid or reduce mortgage recording tax. The reduced mortgage amount may equal the appraised value or allocated loan amount for the particular mortgaged real property. This would limit the extent to which proceeds from the property would be available to offset declines in value of the other mortgaged real properties securing the same mortgage loan or group of cross-collateralized mortgage loans. These mortgage loans are identified in the tables contained in Annex A-1. The purpose of securing any particular mortgage loan or group of cross-collateralized mortgage loans with multiple real properties is to reduce the risk of default or ultimate loss as a result of an inability of any particular property to generate sufficient net operating income to pay debt service. However, certain of these mortgage loans, as described under "Description of the Mortgage Pool--Cross-Collateralized and
Cross-Defaulted Mortgage Loans, Multi-Property Mortgage Loans and Mortgage Loans
with Affiliate Borrowers", entitle the related borrower(s) to obtain a release of one or more of the corresponding mortgaged real properties and/or a termination of any applicable cross-collateralization, subject, in each case, to the fulfillment of one or more specified conditions.

                                      S-69

         Five (5) of the 14 mortgage loans referred to in the preceding paragraph, representing approximately 5.5% of the initial mortgage pool balance and approximately 5.8% of the initial loan group 1 balance, are secured by deeds of trust or mortgages, as applicable, on multiple properties that, through cross-collateralization arrangements, secure the obligations of multiple borrowers. Such multi-borrower arrangements could be challenged as fraudulent conveyances by creditors of any of the related borrowers or by the representative of the bankruptcy estate of any related borrower if one or more of such borrowers becomes a debtor in a bankruptcy case. Generally, under federal and most state fraudulent conveyance statutes, a lien granted by any such borrower could be voided if a court determines that:

         o     such borrower was insolvent at the time of granting the lien, was rendered insolvent by the granting of the lien, was left with inadequate capital or was not able to pay its debts as they matured; and

         o     the borrower did not, when it allowed its mortgaged real property to be encumbered by the liens securing the indebtedness
               represented by the other cross-collateralized loans, receive
               "fair consideration" or "reasonably equivalent value" for
               pledging such mortgaged real property for the equal benefit of the other related borrowers.

         We cannot assure you that a lien granted by a borrower on a cross-collateralized loan to secure the mortgage loan of another borrower, or any payment thereon, would not be avoided as a fraudulent conveyance. See
"Description of the Mortgage Pool--Cross-Collateralized and Cross-Defaulted
Mortgage Loans, Multi-Property Mortgage Loans and Mortgage Loans with Affiliated
Borrowers" and Annex A-1 to this prospectus supplement for more information regarding the cross-collateralized mortgage loans. No mortgage loan is cross-collateralized with a mortgage loan not included in the trust.

         Eight (8) mortgage loans, representing approximately 20.1% of the initial mortgage pool balance and approximately 21.2% of the initial loan group
1 balance, are, in each case, secured by real properties located in two or more states. Foreclosure actions are brought in state court and the courts of one state cannot exercise jurisdiction over property in another state. Upon a default under any of these mortgage loans, it may not be possible to foreclose on the related mortgaged real properties simultaneously.

THE BORROWER'S FORM OF ENTITY MAY CAUSE SPECIAL RISKS

         The borrowers may be either individuals or legal entities. Mortgage loans made to legal entities may entail risks of loss greater than those of mortgage loans made to individuals. For example, a legal entity, as opposed to an individual, may be more inclined to seek legal protection from its creditors under the bankruptcy laws. Unlike individuals involved in bankruptcies, various types of entities generally do not have personal assets and creditworthiness at stake. The bankruptcy of a borrower, or a general partner or managing member of a borrower, may impair the ability of the lender to enforce its rights and remedies under the related mortgage.

                                      S-70

         The borrowers under one (1) of the mortgage loans (loan number 30) is not structured to diminish the likelihood of their becoming bankrupt and some of the other borrowers so structured may not satisfy all the characteristics of special purpose entities. Further, some of the borrowing entities may have been in existence and conducting business prior to the origination of the related mortgage loan, may own other property that is not part of the collateral for the mortgage loans and, further, may not have always satisfied all the characteristics of special purpose entities even if they currently do so. The related mortgage documents and/or organizational documents of such borrowers may not contain the representations, warranties and covenants customarily made by a borrower that is a special purpose entity (such as limitations on indebtedness and affiliate transactions and restrictions on the borrower's ability to dissolve, liquidate, consolidate, merge, sell all of its assets, or amend its organizational documents). These provisions are designed to mitigate the possibility that the borrower's financial condition would be adversely impacted by factors unrelated to the related mortgaged real property and the related mortgage loan.

         Borrowers not structured as bankruptcy-remote entities may be more likely to become insolvent or the subject of a voluntary or involuntary bankruptcy proceeding because such borrowers may be:

         o     operating entities with businesses distinct from the operation of the property with the associated liabilities and risks of
               operating an ongoing business; and

         o     individuals that have personal liabilities unrelated to the property.

         However, any borrower, even an entity structured to be
bankruptcy-remote, as owner of real estate will be subject to certain potential liabilities and risks. We cannot assure you that any borrower will not file for bankruptcy protection or that creditors of a borrower or a corporate or individual general partner or managing member of a borrower will not initiate a bankruptcy or similar proceeding against such borrower or corporate or individual general partner or managing member.

         Furthermore, with respect to any related borrowers, creditors of a common parent in bankruptcy may seek to consolidate the assets of such borrowers with those of the parent. Consolidation of the assets of such borrowers would likely have an adverse effect on the funds available to make distributions on your certificates, and may lead to a downgrade, withdrawal or qualification of the ratings of your certificates. See "Legal Aspects of Mortgage
Loans--Bankruptcy Laws" in the accompanying prospectus.

TENANCIES IN COMMON MAY HINDER RECOVERY

         Twenty-one (21) of the mortgage loans (loan numbers 11, 12, 16, 23, 26,
27, 35, 48, 50, 57, 58, 61, 75, 77, 85, 90, 95, 99, 107, 119 and 133),
representing approximately 12.5% of the initial mortgage pool balance (19 mortgage loans in loan group 1, representing approximately 12.4% of the initial loan group 1 balance and two (2) mortgage loans in loan group 2, representing approximately 13.6% of the initial loan group 2 balance), have borrowers that own the related mortgaged real properties as tenants-in-common. In addition, some of the mortgage loans may permit the related borrower to convert into a tenant-in-common structure in the future. Generally, in tenant-in-common ownership structures, each tenant-in-common owns an undivided share in the subject real property. If a tenant-in-common desires to sell its interest in the subject real property and is unable to find a buyer or otherwise desires to force a partition, the tenant-in-common has the ability to request that a court order a sale of the subject real property and distribute the proceeds to each tenant-in-common owner proportionally. To reduce the likelihood of a partition action, except as discussed in the paragraph below, each tenant-in-common borrower under the mortgage loan(s) referred to above has waived its partition right. However, there can be no assurance that, if challenged, this waiver would be enforceable or that it would be enforced in a bankruptcy proceeding.

                                      S-71

         The enforcement of remedies against tenant-in-common borrowers may be prolonged because each time a tenant-in-common borrower files for bankruptcy, the bankruptcy court stay is reinstated. While a lender may seek to mitigate this risk after the commencement of the first bankruptcy of a tenant-in-common by commencing an involuntary proceeding against the other tenant-in-common borrowers and moving to consolidate all those cases, there can be no assurance that a bankruptcy court would consolidate those separate cases. Additionally, tenant-in-common borrowers may be permitted to transfer portions of their interests in the subject mortgaged real property to numerous additional tenant-in-common borrowers.

         The bankruptcy, dissolution or action for partition by one or more of the tenants-in-common could result in an early repayment of the related mortgage loan, a significant delay in recovery against the tenant-in-common borrowers, a material impairment in property management and a substantial decrease in the amount recoverable upon the related mortgage loan. Not all tenants-in-common for these mortgage loans may be special purpose entities and some of those tenants-in-common may be individuals.

BANKRUPTCY PROCEEDINGS ENTAIL CERTAIN RISKS

         Under federal bankruptcy law, the filing of a petition in bankruptcy by or against a borrower will stay the sale of the mortgaged real property owned by that borrower, as well as the commencement or continuation of a foreclosure action. In addition, even if a court determines that the value of the mortgaged real property is less than the principal balance of the mortgage loan it secures, the court may prevent a lender from foreclosing on the mortgaged real property (subject to certain protections available to the lender). As part of a restructuring plan, a court also may reduce the amount of secured indebtedness to the then-current value of the mortgaged real property, which would make the lender a general unsecured creditor for the difference between the then-current value and the amount of its outstanding mortgage indebtedness. A bankruptcy court also may: (1) grant a debtor a reasonable time to cure a payment default on a mortgage loan; (2) reduce periodic payments due under a mortgage loan; (3)
change the rate of interest due on a mortgage loan; or (4) otherwise alter the mortgage loan's repayment schedule.

         Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose on the junior lien. Additionally, the borrower's trustee or the borrower, as debtor-in-possession, has certain special powers to avoid, subordinate or disallow debts. In certain circumstances, the claims of the special servicer on behalf of the trust may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy. Under federal bankruptcy law, the lender will be stayed from enforcing a borrower's assignment of rents and leases. Federal bankruptcy law also may interfere with the master servicer's or special servicer's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and costly and may significantly delay or diminish the receipt of rents. Rents also may escape an assignment to the extent they are used by the borrower to maintain the mortgaged real property or for other court authorized expenses.

                                      S-72

         Additionally, pursuant to subordination agreements for certain of the mortgage loans, the subordinate lenders may have agreed that they will not take any direct actions with respect to the related subordinated debt, including any actions relating to the bankruptcy of the borrower, and that the holder of the mortgage loan will have all rights to direct all such actions. There can be no assurance that in the event of the borrower's bankruptcy, a court will enforce such restrictions against a subordinated lender. In its decision in In re 203
North LaSalle Street Partnership, 246 B.R. 325 (Bankr. N.D. Ill. March 10,
2000), the United States Bankruptcy Court for the Northern District of Illinois
refused to enforce a provision of a subordination agreement that allowed a first mortgagee to vote a second mortgagee's claim with respect to a Chapter 11 reorganization plan on the grounds that pre-bankruptcy contracts cannot override rights expressly provided by the Bankruptcy Code. This holding, which one court has already followed, potentially limits the ability of a senior lender to accept or reject a reorganization plan or to control the enforcement of remedies against a common borrower over a subordinated lender's objections.

         As a result of the foregoing, the special servicer's recovery on behalf of the trust with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the aggregate amount ultimately collected may be substantially less than the amount owed.

         Certain of the mortgage loans, for example loan numbers 10, 13, 14, 18,
36, 41, 77 and 101, have a sponsor that has filed for bankruptcy protection in the last ten years. In each case, the related entity or person has emerged from bankruptcy. See, also, Annex C under the heading "Ten Largest Mortgage Loans or
Groups of Cross-Collateralized Mortgage Loans-- U-Haul Self Storage Portfolio
II, III and IV--The Borrower". However, we cannot assure you that those sponsors will not be more likely than other sponsors to utilize their rights in bankruptcy in the event of any threatened action by the lender to enforce its rights under the related loan documents.

LITIGATION OR OTHER LEGAL PROCEEDINGS MAY HAVE ADVERSE EFFECTS ON BORROWERS

         From time to time, there may be legal proceedings pending or threatened against the borrowers and their affiliates relating to the business of, or arising out of the ordinary course of business of, the borrowers and their affiliates, and certain of the borrowers and their affiliates are subject to legal proceedings relating to the business of, or arising out of the ordinary course of business of, the borrowers or their affiliates. It is possible that such litigation may have a material adverse effect on any borrower's ability to meet its obligations under the related mortgage loan and, therefore, on distributions on your certificates.

         With respect to the two (2) mortgage loans secured by the mortgaged real properties identified on Annex A-1 as Inverness Business Park - Englewood
and Lockheed Martin Office/Tech Center, respectively, representing approximately
0.8% of the initial mortgage pool balance and approximately 0.8% of the initial loan group 1 balance, Triple Net Properties, LLC (Triple Net) is the sponsor of those mortgage loans and an affiliate of G REIT, Inc. Triple Net Properties
Realty, Inc., an affiliate of Triple Net, is the property manager at the mortgaged real properties securing these mortgage loans. Triple Net has advised the related mortgage loan seller that the SEC has opened an investigation regarding certain of its activities. In its filings with the SEC, G REIT, Inc.
indicated that the SEC has requested information relating to disclosure in securities offerings (including offerings by G REIT, Inc., T REIT, Inc. and
AREIT, Inc.) and exemptions from the registration requirement of the Securities
Act of 1933, as amended, for the private offerings in which Triple Net and its affiliated entities were involved. In addition, the SEC has requested financial information regarding these REITs as well as other companies advised by Triple
Net.

         In a recent filing with the SEC, G REIT, Inc. indicated that the information disclosed in connection with these securities offerings relating to the prior performance of all public and non-public investment programs sponsored by Triple Net contained certain errors. G REIT, Inc. reported that these errors included the following:

                                      S-73

(i) the prior performance tables included in the offering documents were stated
to be presented on a GAAP basis but generally were not, (ii) a number of the prior performance data figures were themselves erroneous, even as presented on a tax or cash basis, and (iii) with respect to certain programs sponsored by
Triple Net, where Triple Net invested either alongside or in other programs sponsored by Triple Net, the nature and results of these investments were not fully and accurately disclosed in the tables resulting in an overstatement of
Triple Net's program and aggregate portfolio operating results. We cannot assure you that G REIT, Inc. or Triple Net will be able to adequately address these disclosure issues or that these investigations will not have an adverse effect on the performance of G REIT, Inc. or Triple Net. Neither the depositor nor the mortgage loan sellers are aware of any litigation currently pending. We cannot assure you that if litigation were to commence, it would not have a material adverse effect on your certificates.

         From time to time, there may be condemnations pending or threatened against one or more of the mortgaged real properties securing the mortgage loans. The proceeds payable in connection with a total condemnation may not be sufficient to restore the related mortgaged real property or to satisfy the remaining indebtedness of the related mortgage loan. The occurrence of a partial condemnation may have a material adverse effect on the continued use of, or income generation from, the affected mortgaged real property. Therefore, we cannot assure you that the occurrence of any condemnation will not have a negative impact upon distributions on your certificates.

POOR PROPERTY MANAGEMENT WILL LOWER THE PERFORMANCE OF THE RELATED MORTGAGED
REAL PROPERTY

         The successful operation of a real estate project depends upon the property manager's performance and viability. The property manager is responsible for: o responding to changes in the local market;

         o     planning and implementing the rental structure;

         o     operating the property and providing building services;

         o     managing operating expenses; and

         o     assuring that maintenance and capital improvements are carried out in a timely fashion.

         Properties deriving revenues primarily from short-term sources, such as short-term or month-to-month leases or daily room rentals, are generally more management intensive than properties leased to creditworthy tenants under long-term leases. We make no representation or warranty as to the skills of any present or future managers. In many cases, the property manager is the borrower or an affiliate of the borrower and may not manage properties for non-affiliates. Additionally, we cannot assure you that the property managers will be in a financial condition to fulfill their management responsibilities throughout the terms of their respective management agreements.

MORTGAGE LOAN SELLERS MAY NOT BE ABLE TO MAKE A REQUIRED REPURCHASE OR
SUBSTITUTION OF A DEFECTIVE MORTGAGE LOAN

         Each mortgage loan seller is the sole warranting party in respect of the mortgage loans sold by such mortgage loan seller to us. Neither we nor any of our affiliates (except, in certain circumstances, for Merrill Lynch Mortgage
Lending, Inc. in its capacity as a mortgage loan seller) are obligated to repurchase or substitute any mortgage loan in connection with either a material breach of any mortgage loan seller's representations and warranties or any material document defects, if such mortgage loan seller defaults on its obligation to do so. We cannot assure you that the mortgage loan sellers will have the financial ability to effect such repurchases or substitutions. Any mortgage loan that is not repurchased or substituted and that is not a
"qualified mortgage" for a REMIC may cause the trust fund to fail to qualify as one or more REMICs or cause the trust fund to incur a tax.

                                      S-74

See "Description of the Mortgage Pool--Assignment of the Mortgage Loans",
"--Representations and Warranties" and "--Repurchases and Substitutions" in this prospectus supplement and "Description of the Governing
Documents--Representations and Warranties with Respect to Mortgage Assets" in the accompanying prospectus.

ONE ACTION JURISDICTION MAY LIMIT THE ABILITY OF THE SPECIAL SERVICER TO
FORECLOSE ON THE MORTGAGED REAL PROPERTY

         Some states (including California) have laws that prohibit more than one judicial action to enforce a mortgage obligation, and some courts have construed the term judicial action broadly. Accordingly, the special servicer is required to obtain advice of counsel prior to enforcing any of the trust's rights under any of the mortgage loans that include mortgaged real properties where this rule could be applicable. In the case of either a cross-collateralized and cross-defaulted mortgage loan or a multi-property mortgage loan which is secured by mortgaged real properties located in multiple states, the special servicer may be required to foreclose first on properties located in states where such "one action" rules apply (and where non-judicial foreclosure is permitted) before foreclosing on properties located in the states where judicial foreclosure is the only permitted method of foreclosure. As a result, the special servicer may incur delay and expense in foreclosing on mortgaged real properties located in states affected by one action rules. See
"--Risks Related to Geographic Concentration" and "--Risks Related to California
Geographic Concentration" in this prospectus supplement. See also "Legal Aspects of Mortgage Loans--Foreclosure--One Action and Security First Rules" in thE
accompanying prospectus.

LIMITED INFORMATION CAUSES UNCERTAINTY

         Some of the mortgage loans are loans that were made to enable the related borrower to acquire the related mortgaged real property. Accordingly, for certain of these loans limited or no historical operating information is available with respect to the related mortgaged real properties. As a result, you may find it difficult to analyze the historical performance of those properties.

TAX CONSIDERATIONS RELATED TO FORECLOSURE

         The special servicer, on behalf of the trust, may acquire one or more mortgaged real properties pursuant to a foreclosure or deed in lieu of foreclosure. Any net income from the operation and management of any such property that is not qualifying "rents from real property", within the meaning of section 856(d) of the Internal Revenue Code of 1986, as amended, and any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of property involved, will subject the trust to federal (and possibly state or local) tax on such income at the highest marginal corporate tax rate (currently 35%), thereby reducing net proceeds available for distribution to certificateholders. The risk of taxation being imposed on income derived from the operation of foreclosed property is particularly present in the case of hotels. The pooling and servicing agreement permits the special servicer to cause the trust to earn "net income from foreclosure property" that is subject to tax if it determines that the net after-tax benefit to certificateholders is greater than another method of operating or net-leasing the subject mortgaged real properties. In addition, if the trust were to acquire one or more mortgaged real properties pursuant to a foreclosure or deed in lieu of foreclosure, the trust may in certain jurisdictions, particularly in New York or California, be required to pay state or local transfer or excise taxes upon liquidation of such properties. Such state or local taxes may reduce net proceeds available for distribution to the certificateholders. See "Federal Income Tax Consequences" in this prospectus supplement and in the accompanying prospectus.

                                      S-75

POTENTIAL CONFLICTS OF INTEREST WITH RESPECT TO PROPERTY MANAGERS, THE BORROWERS
AND THE MORTGAGE LOAN SELLERS

         Property managers and borrowers may experience conflicts of interest in the management and/or ownership of the mortgaged real properties securing the mortgage loans because:

         o     a substantial number of the mortgaged real properties are managed by property managers affiliated with the respective borrowers;

         o     the property managers also may manage and/or franchise additional properties, including properties that may compete with the mortgaged real properties; and

         o     affiliates of the property managers and/or the borrowers, or the property managers and/or the borrowers themselves, also may own other properties, including competing properties.

         Further, certain mortgage loans may have been refinancings of debt previously held by a mortgage loan seller or an affiliate of one of the mortgage loan sellers and/or the mortgage loan sellers or their affiliates may have or have had equity investments in the borrowers or mortgaged real properties under certain of the mortgage loans. Each of the mortgage loan sellers and its affiliates have made and/or may make loans to, or equity investments in, or otherwise have business relationships with, affiliates of borrowers under the mortgage loans.

THE ABSENCE OF OR INADEQUACY OF INSURANCE COVERAGE ON THE PROPERTY MAY ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES

         All of the mortgage loans require the related borrower to maintain, or cause to be maintained, property insurance (which, in some cases, is provided by allowing a tenant to self-insure). However, the mortgaged real properties that secure the mortgage loans may suffer casualty losses due to risks that are not covered by insurance or for which insurance coverage is not adequate or available at commercially reasonable rates. In addition, some of those mortgaged real properties are located in California, Florida, Texas and Louisiana and in other coastal areas of certain states, which are areas that have historically been at greater risk of acts of nature, including earthquakes, hurricanes and floods. The mortgage loans generally do not require borrowers to maintain earthquake, hurricane or flood insurance and we cannot assure you that borrowers will attempt or be able to obtain adequate insurance against such risks.

         Moreover, if reconstruction or major repairs are required following a casualty, changes in laws that have occurred since the time of original construction may materially impair the borrower's ability to effect such reconstruction or major repairs or may materially increase the cost thereof.

         After the terrorist attacks of September 11, 2001, the cost of insurance coverage for acts of terrorism increased and the availability of such insurance decreased. In response to this situation, on November 26, 2002,
Congress enacted the Terrorism Risk Insurance Act of 2002 (TRIA), which established a three-year federal back-stop program under which the federal government and the insurance industry will share in the risk of loss associated with certain future terrorist attacks. Pursuant to the provisions of TRIA, (a)
qualifying insurers must offer terrorism insurance coverage in all property and casualty insurance policies on terms not materially different than terms applicable to other losses, (b) the federal government will reimburse insurers
90% of amounts paid on claims, in excess of a specified deductible, provided that aggregate property and casualty insurance losses resulting from an act of terrorism exceed $5,000,000, (c) the federal government's aggregate insured losses are limited to $100 billion per program year, (d) reimbursement to insurers will require a claim based on a loss from a terrorist act (as specifically defined under TRIA), (e) to qualify for reimbursement, an insurer must have previously disclosed to the policyholder the premium charged for terrorism coverage and its share of anticipated recovery for insured losses under the federal program, and (f) the federal program by its terms terminates on (unless extended by Congressional action) December 31, 2005.

                                      S-76

         In a recently issued (June 30, 2005) Report on Terrorism Insurance, the
U.S. Treasury Department concluded that the short-term effect of non-renewal or non-extension of TRIA would be a decrease in the availability of terrorism coverage, higher costs for policies that could be purchased, and consequently less coverage being taken up in the market. It further concluded, however, that over time the private sector would develop additional capacity by tapping into the capital markets and employing risk transfer mechanisms. Prior to the terrorist attacks in London in July, the Bush administration had stated that it would only support extending TRIA if changes were made to the law to increase the magnitude of the events that would trigger coverage under TRIA, increase deductibles and co-payments, and eliminate some lines of insurance altogether.
The London terrorist attacks have reinvigorated the debate over extension of
TRIA, with many insurers and reinsurers asserting a need to extend TRIA's back-stop provisions. In addition, proposals for replacing TRIA, including a proposal to create a pool into which participating insurers would deposit a part of their written premiums, are being considered. Whether or not Congress will act prior to December 2005, and the nature and extent of any actions it may take with respect to TRIA, remain to be seen; there can be no assurance that TRIA will be extended, nor that alternative terrorism legislation will be enacted.

         TRIA only applies to losses resulting from attacks that have been committed by individuals on behalf of a foreign person or foreign interest, and does not cover acts of purely domestic terrorism. Further, any such attack must be certified as an "act of terrorism" by the federal government, which decision is not subject to judicial review. As a result, insurers may continue to try to exclude losses resulting from terrorist acts not covered by the act from coverage under their policies. Moreover, TRIA still leaves insurers with high potential exposure for terrorism-related claims due to the deductible and copayment provisions thereof. Because nothing in TRIA prevents an insurer from raising premium rates on policyholders to cover potential losses, or from obtaining reinsurance coverage to offset its increased liability, the cost of premiums for such terrorism insurance coverage is still expected to be high.

         IF THE FEDERAL INSURANCE BACK-STOP PROGRAM REFERRED TO ABOVE IS NOT
EXTENDED OR RENEWED, PREMIUMS FOR TERRORISM INSURANCE COVERAGE WILL LIKELY
INCREASE AND/OR THE TERMS OF SUCH INSURANCE MAY BE MATERIALLY AMENDED TO ENLARGE
STATED EXCLUSIONS OR TO OTHERWISE EFFECTIVELY DECREASE THE SCOPE OF COVERAGE
AVAILABLE (PERHAPS TO THE POINT WHERE IT IS EFFECTIVELY NOT AVAILABLE). IN
ADDITION, TO THE EXTENT THAT ANY POLICIES CONTAIN "SUNSET CLAUSES" (I.E.,
CLAUSES THAT VOID TERRORISM COVERAGE IF THE FEDERAL INSURANCE BACKSTOP PROGRAM
IS NOT RENEWED), THEN SUCH POLICIES MAY CEASE TO PROVIDE TERRORISM INSURANCE
COVERAGE UPON THE EXPIRATION OF THE FEDERAL INSURANCE BACKSTOP PROGRAM.

         We cannot assure you that all of the mortgaged real properties will be insured against the risks of terrorism and similar acts. As a result of any of the foregoing, the amount available to make distributions on your certificates could be reduced.

         The master servicer, with respect to each of the mortgage loans (other than the Westchester trust mortgage loan), including specially serviced mortgage loans, and the special servicer, with respect to mortgaged real properties acquired through foreclosure, which we refer to in this prospectus supplement as
REO property (other than any REO property with respect to the Westchester trust mortgage loan), will be required to use reasonable efforts, consistent with the servicing standard under the pooling and servicing agreement, to cause each borrower to maintain for the related mortgaged real property all insurance required by the terms of the loan documents and the related mortgage in the amounts set forth therein which are to be obtained from an insurer meeting the requirements of the applicable loan documents. Notwithstanding the foregoing, the master servicer and the special servicer will not be required to maintain, and will not be required to cause a borrower to be in default with respect to the failure of the related borrower to obtain, all-risk casualty insurance that does not contain any carve-out for terrorist or similar acts, if and only if the special servicer has determined in accordance with the servicing standard under the pooling and servicing agreement (and other consultation with the controlling class representative) that either--

                                      S-77

         o     such insurance is not available at commercially reasonable rates, and such hazards are not commonly insured against by prudent owners of properties similar to the mortgaged real property and located in or around the region in which such mortgaged real property is located, or

         o     such insurance is not available at any rate.

         Under the MLMT Series 2005-MCP1 pooling and servicing agreement, the
MLMT Series 2005-MCP1 master servicer and special servicer have similar but not identical obligations to ensure the maintenance of insurance for the mortgaged real property securing the Westchester trust mortgage loan, or any REO property with respect to that mortgage loan.

         If the related loan documents do not expressly require insurance against acts of terrorism, but permit the lender to require such other insurance as is reasonable, the related borrower may challenge whether maintaining insurance against acts of terrorism is reasonable in light of all the circumstances, including the cost. The master servicer's efforts to require such insurance may be further impeded if the originating lender did not require the subject borrower to maintain such insurance, regardless of the terms of the related loan documents.

         If a borrower is required, under the circumstances described above, to maintain insurance coverage with respect to terrorist or similar acts, the borrower may incur higher costs for insurance premiums in obtaining that coverage which would have an adverse effect on the net cash flow of the related mortgaged real property.

         Most of the mortgage loans specifically require terrorism insurance, but such insurance may be required only to the extent it can be obtained for premiums less than or equal to a "cap" amount specified in the related loan documents, only if it can be purchased at commercially reasonable rates and/or only with a deductible at a certain threshold.

         Additionally, there can be no assurance that mortgaged real properties currently covered by terrorism insurance will continue to be so covered or that the coverage is, or will remain, adequate. See "Description of the Mortgage
Pool--Additional Loan and Property Information--Hazard, Liability and Other
Insurance" in this prospectus supplement.

         With respect to three (3) of the mortgage loans (loan numbers 37, 122 and 130), representing approximately 0.9% of the initial mortgage pool balance
(one (1) mortgage loan in loan group 1, representing approximately 0.1% of the initial loan group 1 balance and two (2) mortgage loans in loan group 2, representing approximately 15.3% of the initial loan group 2 balance), the requirement that the borrower maintain insurance against terrorist acts has been waived.

         Any losses incurred with respect to the mortgage loans due to uninsured risks or insufficient hazard insurance proceeds could adversely affect distributions on your certificates.

         If such casualty losses are not covered by standard casualty insurance policies and the loan documents do not specifically require the borrowers to obtain this form of coverage, then in the event of a casualty, the amount available to make distributions on your offered certificates could be reduced.

              CAPITALIZED TERMS USED IN THIS PROSPECTUS SUPPLEMENT

         From time to time we use capitalized terms in this prospectus supplement. Each of those capitalized terms will have the meaning assigned to it in the glossary attached to this prospectus supplement.

                                      S-78

                           FORWARD-LOOKING STATEMENTS

         This prospectus supplement and the accompanying prospectus includes the words "expects", "intends", "anticipates", "estimates" and similar words and expressions. These words and expressions are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties which could cause actual results to differ materially from those stated. These risks and uncertainties include, among other things, declines in general economic and business conditions, increased competition, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in customer preferences, many of which are beyond our control and the control of any other person or entity related to this offering.
The forward-looking statements made in this prospectus supplement are accurate as of the date stated on the cover of this prospectus supplement. We have no obligation to update or revise any forward-looking statement.

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

         We intend to include the 139 mortgage loans identified on Annex A-1 to this prospectus supplement in the trust. The mortgage pool consisting of those loans will have an initial mortgage pool balance of $2,074,461,260. However, the actual initial mortgage pool balance may be as much as 5.0% smaller or larger than such amount if any of those mortgage loans are removed from the mortgage pool or any other mortgage loans are added to the mortgage pool. See "--Changes in Mortgage Pool Characteristics" below.

         For purposes of making distributions with respect to certain classes of offered certificates, as described under "Description of the Offered
Certificates", the pool of mortgage loans will be deemed to consist of two loan groups, loan group 1 and loan group 2. Loan group 1 will consist of 120 mortgage loans, representing approximately 94.6% of the initial mortgage pool balance
(representing approximately 30.9% of all the mortgage loans secured by multifamily properties and 100.0% of all the mortgage loans secured by manufactured housing community properties), that are secured by the various property types that constitute collateral for those mortgage loans. Loan group 2 will consist of 19 mortgage loans, representing approximately 5.4% of the initial mortgage pool balance, that are secured by multifamily properties. Annex
A-1 to this prospectus supplement indicates the loan group designation for each mortgage loan.

         The initial mortgage pool balance will equal the total cut-off date principal balance of the mortgage loans included in the trust. The initial loan group 1 balance and the initial loan group 2 balance will equal the cut-off date principal balance of the mortgage loans in loan group 1 and loan group 2, respectively. The cut-off date principal balance of any mortgage loan is equal to its unpaid principal balance as of the cut-off date, after application of all monthly debt service payments due with respect to the mortgage loan on or before that date, whether or not those payments were received. The cut-off date principal balance of each mortgage loan is shown on Annex A-1 to this prospectus supplement. The cut-off date principal balances of all the mortgage loans in the trust range from $748,000 to $187,796,151, and the average of those cut-off date principal balances is $14,924,182; the cut-off date principal balances of the mortgage loans in loan group 1 range from $748,000 to $187,796,151, and the average of those cut-off date principal balances is $16,345,424; and the cut-off date principal balances of the mortgage loans in loan group 2 range from
$908,598 to $16,200,000, and the average of those cut-off date principal balances is $5,947,917.

         When we refer to mortgage loans in this prospectus supplement, we are referring to the mortgage loans that we intend to include in the trust and do not, unless the context otherwise indicates, include the Non-Trust Loans, which will not be included in the trust.

                                      S-79

         Each of the mortgage loans is an obligation of the related borrower to repay a specified sum with interest. Each of those mortgage loans is evidenced by a promissory note and secured by a mortgage, deed of trust or other similar security instrument that creates a mortgage lien on the fee and/or leasehold interest of the related borrower or another party in one or more commercial, multifamily and manufactured housing community mortgaged real properties. That mortgage lien will be a first priority lien, subject only to Permitted
Encumbrances.

         You should consider each of the mortgage loans to be a nonrecourse obligation of the related borrower. You should anticipate that, in the event of a payment default by the related borrower, recourse will be limited to the corresponding mortgaged real property or properties for satisfaction of that borrower's obligations. In those cases where recourse to a borrower or guarantor is permitted under the related loan documents, we have not undertaken an evaluation of the financial condition of any of these persons. None of the mortgage loans will be insured or guaranteed by any governmental entity or by any other person.

         We provide in this prospectus supplement a variety of information regarding the mortgage loans. When reviewing this information, please note that--

         o     all numerical information provided with respect to the mortgage loans is provided on an approximate basis;

         o     all cut-off date principal balances assume the timely receipt of the scheduled payments for each mortgage loan and that no
               prepayments occur prior to the cut-off date;

         o     all weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances; the initial mortgage pool balance will equal the total cut-off date principal balance of the entire mortgage pool, and the initial loan group 1 balance and the initial loan group 2 balance will each equal the total cut-off date principal balance of the mortgage loans in the subject loan group; we show the cut-off date principal balance for each of the mortgage loans on Annex
               A-1 to this prospectus supplement;

         o     when information with respect to the mortgage loans is expressed as a percentage of the initial mortgage pool balance, the
               percentages are based upon the cut-off date principal balances of the subject mortgage loans;

         o     when information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal
               balances of the related mortgage loans;

         o     if any mortgage loan is secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among the individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the related mortgaged real
               properties, including the subject individual property, securing that mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the related mortgaged real
               properties, including the subject individual property, securing that mortgage loan and (iii) an allocated loan balance specified in the related loan documents;

         o     unless specifically indicated otherwise (for example, with respect to loan-to-value and debt service coverage ratios and cut-off date balances per unit of mortgaged real property, in which cases, the Westchester Pari Passu Non-Trust Loan is taken into account), statistical information presented in this
               prospectus supplement with respect to the Westchester Trust
               Mortgage Loan excludes the Westchester Non-Trust Loans;

                                      S-80

         o     statistical information regarding the mortgage loans may change prior to the date of initial issuance of the offered certificates due to changes in the composition of the mortgage pool prior to that date, which may result in the initial mortgage pool balance being as much as 5% larger or smaller than indicated;

         o     the sum of numbers presented in any column within a table may not equal the indicated total due to rounding; and

         o     when a mortgage loan is identified by loan number, we are
               referring to the loan number indicated for that mortgage loan on
               Annex A-1 to this prospectus supplement.

CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS, MULTI-PROPERTY MORTGAGE
LOANS AND MORTGAGE LOANS WITH AFFILIATED BORROWERS

         The mortgage pool will include 14 mortgage loans, representing approximately 24.7% of the initial mortgage pool balance (13 mortgage loans, representing approximately 25.6% of the initial loan group 1 balance and one (1)
mortgage loan representing approximately 8.9% of the initial loan group 2 balance) that are, in each case, individually or through cross-collateralization with other mortgage loans, secured by two or more real properties and, in the case of cross-collateralized mortgage loans, are cross-defaulted with the mortgage loans with which they are cross-collateralized. These mortgage loans are identified in the tables contained in Annex A-1. However, the amount of the mortgage lien encumbering any particular one of those properties may be less than the full amount of the related mortgage loan or group of cross-collateralized mortgage loans, as it may have been limited to avoid or reduce mortgage recording tax. The reduced mortgage amount may equal the appraised value or allocated loan amount for the particular mortgaged real property. This would limit the extent to which proceeds from the property would be available to offset declines in value of the other mortgaged real properties securing the same mortgage loan or group of cross-collateralized mortgage loans.

         Two (2) of the mortgage loans referred to in the prior paragraph entitle the related borrower(s) to obtain a release of one or more of the corresponding mortgaged real properties and/or a termination of any applicable cross-collateralization and cross-default provisions, subject, in each case, to the fulfillment of one or more of the following conditions--

         o     the pay down or defeasance of the mortgage loan(s) in an amount equal to a specified percentage, which is usually 110% to 125%
               (but could be as low as 100% in certain cases), of the portion of the total loan amount allocated to the property or properties to be released;

         o     the satisfaction of certain criteria set forth in the related loan documents;

         o     the satisfaction of certain leasing goals or other performance tests;

         o     the satisfaction of debt service coverage and/or loan-to-value tests for the property or properties that will remain as
               collateral; and/or

         o     receipt by the lender of confirmation from each applicable rating agency that the action will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the offered certificates.

         For additional information relating to mortgaged real properties that secure an individual multi-property mortgage loan or a group of cross-collateralized mortgage loans, see Annex A-1 to this prospectus supplement.

                                      S-81

         The table below shows each group of mortgaged real properties that:

         o     are owned by the same or affiliated borrowers; and

         o     secure in total two or more mortgage loans that are not
               cross-collateralized and that represent in the aggregate at least
               1% of the initial mortgage pool balance.


                                                              NUMBER OF STATES            AGGREGATE           % OF INITIAL
                                                            WHERE THE PROPERTIES         CUT-OFF DATE           MORTGAGE
   GROUP                    PROPERTY NAMES                     ARE LOCATED(1)         PRINCIPAL BALANCE       POOL BALANCE
----------    ---------------------------------------      ---------------------     -------------------     ---------------

              Glenbrook Square Mall                                 1                      $187,796,151           9.1%
              Burlington Town Center                                1                        26,000,000           1.3%
                                                                                     -------------------     ---------------
              TOTAL                                                 2                      $213,796,151          10.3%
                                                                                     ===================     ===============
              Residence Inn Hotel Portfolio 1                       3                       $50,200,000           2.4%
              Residence Inn Hotel Portfolio 2                       4                       $43,490,000           2.1%
                                                                                     ===================     ===============
              TOTAL                                                 7                       $93,690,000           4.5%
                                                                                     ===================     ===============
              Shoppes at the Meadows                                1                       $25,000,000           1.2%
              Highlands Ranch Village Center                        1                        21,000,000           1.0%
              Michael's Aurora Plaza                                1                        12,160,000           0.6%
                                                                                     -------------------     ---------------
              TOTAL                                                 1                       $58,160,000           2.8%
                                                                                     ===================     ===============
              Malibu Country Mart - 3835                            1                        20,000,000           1.0%
              Mailbu Country Mart - 3900                            1                         7,000,000           0.3%
                                                                                     -------------------     ---------------
              TOTAL                                                 1                       $27,000,000           1.3%
                                                                                     ===================     ===============
              Dos Santos                                            1                        $8,500,000           0.4%
              Valley Ridge                                          1                         7,700,000           0.4%
              Santa Fe Village                                      1                         4,550,000           0.2%
              Trevino Place                                         1                         1,965,000           0.1%
              Lakeside                                              1                         1,327,951           0.1%
              Villas Del Valle                                      1                           908,598           0.0%
                                                                                     -------------------     ---------------
              TOTAL                                                 1                       $24,951,550           1.2%
                                                                                     ===================     ===============
              Hampton Inn Newtown                                   1                       $15,271,822           0.7%
              Hampton Inn Great Valley                              1                         8,585,226           0.4%
                                                                                     -------------------     ---------------
              TOTAL                                                 1                       $23,857,048           1.2%
                                                                                     ===================     ===============

-----------------

(1) Total represents number of states where properties within the subject group are located.

TERMS AND CONDITIONS OF THE MORTGAGE LOANS

         Due Dates. Seventy-six (76) of the mortgage loans, representing 62.3%
of the initial mortgage pool balance, provide for monthly debt service payments to be due on the first day of each month. Seventeen (17) of the mortgage loans, representing 15.6% of the initial mortgage pool balance, provide for monthly debt-service payments to be due on the 5th day of each month. Two (2) of the mortgage loans, representing 1.2% of the initial mortgage pool balance, provide for monthly debt service payments to be due on the 6th day of each month. Three
(3) of the mortgage loans, representing 1.6% of the initial mortgage pool balance, provide for monthly debt service payments to be due on the 7th day of each month. Forty-one (41) of the mortgage loans, representing 19.4% of the initial mortgage pool balance, provide for monthly debt service payments to be due on the 8th day of each month. No mortgage loan has a grace period that extends payment beyond the 8th day of any calendar month.

                                      S-82

         Mortgage Rates; Calculations of Interest. In general, each of the mortgage loans bears interest at a mortgage interest rate that, in the absence of default, is fixed until maturity. However, as described below under "--ARD
Loans", each of those mortgage loans that has an anticipated repayment date will accrue interest after that date at a rate that is in excess of its mortgage interest rate prior to that date, but the additional interest will not be payable until the entire principal balance of the subject mortgage loan has been paid in full.

         The mortgage interest rate for each of the mortgage loans is shown on
Annex A-1 to this prospectus supplement. The mortgage interest rates of the mortgage loans range from 4.6470% per annum to 7.4000% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 5.2488%
per annum. The mortgage interest rates of the mortgage loans in loan group 1 range from 4.6470% to 7.4000% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 5.2542% per annum. The mortgage interest rates of the mortgage loans in loan group 2 range from 4.9950%
to 6.0700% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 5.1553% per annum.

         Except in the case of mortgage loans with anticipated repayment dates, none of the mortgage loans provides for negative amortization or for the deferral of interest.

         All of the mortgage loans will accrue interest on the basis of the actual number of days elapsed during each one-month accrual period in a year of
360 days.

         Partial Interest-Only Balloon Loans. Fifty-six (56) of the mortgage loans, representing approximately 35.5% of the initial mortgage pool balance (47 mortgage loans in loan group 1, representing approximately 34.3% of the initial loan group 1 balance, and nine (9) mortgage loans in loan group 2, representing approximately 56.0% of the initial loan group 2 balance), provide for the payment of interest only to be due on each due date until the expiration of a designated interest-only period, and the amortization of principal commencing on the due date following the expiration of such interest-only period on the basis of an amortization schedule that is significantly longer than the remaining term to stated maturity, with a substantial payment of principal to be due on the maturity date.

         Interest-Only Balloon Loans. Thirteen (13) of the mortgage loans, representing approximately 27.5% of the initial mortgage pool balance (12 mortgage loans in loan group 1, representing approximately 28.9% of the initial loan group 1 balance and one (1) mortgage loan in loan group 2, representing approximately 2.7% of the initial loan group 2 balance), require the payment of interest only for the entire term of the subject mortgage loan and the payment of all principal on the maturity date.

         Amortizing Balloon Loans. Sixty-eight (68) of the mortgage loans, representing approximately 35.7% of the initial mortgage pool balance (59 mortgage loans in loan group 1, representing approximately 35.4% of the initial loan group 1 balance, and nine (9) mortgage loans in loan group 2, representing approximately 41.3% of the initial loan group 2 balance) are characterized by--

         o     an amortization schedule that is significantly longer than the actual term of the subject mortgage loan; and

         o     a substantial payment being due with respect to the subject mortgage loan on its stated maturity date.

                                      S-83

         These 68 mortgage loans do not include any of the subject mortgage loans described under "--Partial Interest-Only Balloon Loans" and
"--Interest-Only Balloon Loans" above.

         ARD Loans. Two (2) of the mortgage loans, representing approximately
1.3% of the initial mortgage pool balance and approximately 1.4% of the initial loan group 1 balance, are characterized by the following features:

         o     a maturity date that is 30 years following origination;

         o     the designation of an anticipated repayment date that is 15 years following origination; the anticipated repayment date for each such mortgage loan is listed on Annex A-1 to this prospectus supplement;

         o     the payment of interest-only for the first 10 years of their respective terms following which period the borrower will be required to begin making amortizing payments;

         o     the ability of the related borrower to prepay the mortgage loan, without restriction, including without any obligation to pay a prepayment premium or a yield maintenance charge, at any time on or after a date that is generally one to six months prior to the related anticipated repayment date;

         o     until its anticipated repayment date, the calculation of interest at its initial mortgage interest rate;

         o     from and after its anticipated repayment date, the accrual of interest at a revised annual rate that will be in excess of its initial mortgage interest rate;

         o     the deferral of any additional interest accrued with respect to the mortgage loan from and after the related anticipated
               repayment date at the difference between its revised mortgage interest rate and its initial mortgage interest rate. This post-anticipated repayment date additional interest may, in some cases, compound at the new revised mortgage interest rate. Any post-anticipated repayment date additional interest accrued with respect to the mortgage loan following its anticipated repayment date will not be payable until the entire principal balance of the mortgage loan has been paid in full; and

         o     from and after its anticipated repayment date, the accelerated amortization of the mortgage loan out of any and all monthly cash flow from the corresponding mortgaged real property which remains after payment of the applicable monthly debt service payments, permitted operating expenses, capital expenditures and/or funding of any required reserves. These accelerated amortization payments and the post-anticipated repayment date additional interest are considered separate from the monthly debt service payments due with respect to the mortgage loan.

         As discussed under "Ratings" in this prospectus supplement, the ratings on the respective classes of offered certificates do not represent any assessment of whether any mortgage loan having an anticipated repayment date will be paid in full by its anticipated repayment date or whether and to what extent post-anticipated repayment date additional interest will be received.

         In the case of each of such mortgage loans, the related borrower has agreed to enter into a cash management agreement prior to the related anticipated repayment date if it has not already done so. The related borrower or the manager of the corresponding mortgaged real property will be required under the terms of that cash management agreement to deposit or cause the deposit of all revenue from that property received after the related anticipated repayment date into a designated account controlled by the lender under such mortgage loan.

         Any amount received in respect of additional interest payable on the
ARD Loans will be distributed to the holders of the class Z certificates.
Generally, additional interest will not be included in the calculation of the

                                      S-84

mortgage interest rate for a mortgage loan, and will only be paid after the outstanding principal balance of the mortgage loan together with all interest thereon at the mortgage interest rate has been paid. With respect to such mortgage loans, no prepayment premiums or yield maintenance charges will be due in connection with any principal prepayment after the anticipated repayment date.

         Recasting of Amortization Schedules. Some of the mortgage loans will, in each case, provide for a recast of the amortization schedule and an adjustment of the monthly debt service payments on the mortgage loan upon application of specified amounts of condemnation proceeds or insurance proceeds to pay the related unpaid principal balance.

         Voluntary Prepayment Provisions. In general (except as described below), at origination, the mortgage loans provided for a prepayment lock-out period, during which voluntary principal prepayments were prohibited, followed by:

         o     a prepayment consideration period during which voluntary
               prepayments must be accompanied by prepayment consideration, followed by an open prepayment period, during which voluntary principal prepayments may be made without any prepayment
               consideration; or

         o     an open prepayment period, during which voluntary principal prepayments may be made without any prepayment consideration.

         All of the mortgage loans permit voluntary prepayment without payment of a yield maintenance charge or prepayment premium at any time during the final one to thirteen payment periods prior to the stated maturity date or anticipated repayment date. Additionally, none of the mortgage loans with anticipated repayment dates requires a yield maintenance charge after the anticipated repayment date.

         The prepayment terms of each of the mortgage loans are more particularly described in Annex A-1 to this prospectus supplement.

         As described below under "--Defeasance Loans", most of the mortgage loans (111 mortgage loans in loan group 1, representing approximately 94.2% of the initial loan group 1 balance, and 19 mortgage loans in loan group 2, representing 100% of the initial loan group 2 balance) will permit the related borrower to obtain a full or partial release of the corresponding mortgaged real property from the related mortgage lien by delivering U.S. government securities as substitute collateral. None of these mortgage loans will permit defeasance prior to the second anniversary of the date of initial issuance of the offered certificates.

         Prepayment Lock-out Periods. Except as described below in the second following sentence, 136 of the mortgage loans, representing approximately 95.5%
of the initial mortgage pool balance and approximately 95.2% of the initial loan group 1 balance, the related loan documents provide for prepayment lock-out periods as of the cut-off date and, in most cases (see "--Defeasance Loans"
below), a period during which they may be defeased but not prepaid. The weighted average remaining prepayment lock-out period and defeasance period of the mortgage loans as of the cut-off date is approximately 90 months (approximately
84 months for the mortgage loans in loan group 1 and approximately 110 months for the mortgage loans in loan group 2). In the case of three (3) mortgage loans
(loan numbers 6, 7 and 47), representing approximately 2.4%, 2.1% and 0.5%, respectively, of the initial mortgage pool balance and approximately 5.3% of the initial loan group 1 balance, the related borrower may prepay the mortgage loan on any payment date with the payment of yield maintenance formula.

         Notwithstanding otherwise applicable lock-out periods, partial prepayments of some of the mortgage loans will be required under the circumstances described under "Risk Factors--Risks Related to the Mortgage
Loans--Options and Other Purchase Rights MaY Affect Value or Hinder Recovery
with Respect to the Mortgaged Real Properties", "--Terms and Conditions of the
Mortgage Loans--OtheR Prepayment Provisions" and "--Mortgage Loans Which May
Require Principal Paydowns" below.

                                      S-85

         Prepayment Consideration. Nine (9) of the mortgage loans, representing approximately 5.5% of the initial mortgage pool balance and approximately 5.8%
of the initial loan group 1 balance, provide for the payment of prepayment consideration in connection with a voluntary prepayment during part of the loan term, in some cases, following an initial prepayment lock-out period. That prepayment consideration is calculated on the basis of a yield maintenance formula that is, in some cases, subject to a minimum amount equal to a specified percentage of the principal amount prepaid.

         Prepayment premiums and yield maintenance charges received on the mortgage loans, whether in connection with voluntary or involuntary prepayments, will be allocated and paid to the persons, in the amounts and in accordance with the priorities described under "Description of the Offered
Certificates--Payments--Payments of Prepayment Premiums and Yield Maintenance
Charges" in thiS prospectus supplement. However, limitations may exist under applicable state law on the enforceability of the provisions of the mortgage loans that require payment of prepayment premiums or yield maintenance charges.
In addition, in the event of a liquidation of a defaulted mortgage loan, prepayment consideration will be one of the last items to which the related liquidation proceeds will be applied. Neither we nor the underwriters make, and none of the mortgage loan sellers has made, any representation or warranty as to the collectability of any prepayment premium or yield maintenance charge with respect to any of the mortgage loans or with respect to the enforceability of any provision in a mortgage loan that requires the payment of a prepayment premium or yield maintenance charge. See "Risk Factors--Yield Maintenance
Charges or Defeasance Provisions May Not Fully Protect Against Prepayment Risk"
in this prospectus supplement, "Risk Factors--Some Provisions in the Mortgage
Loans Underlying Your Offered Certificates May Be Challenged as Being
Unenforceable--Prepayment Premiums, Fees and Charges" and "Legal Aspects of
Mortgage Loans--Default Interest and Limitations oN Prepayments" in the
accompanying prospectus.

         Other Prepayment Provisions. Generally, the mortgage loans provide that condemnation proceeds and insurance proceeds may be applied to reduce the mortgage loan's principal balance, to the extent such funds will not be used to repair the improvements on the mortgaged real property or given to the related borrower, in many or all cases without prepayment consideration. In addition, some of the mortgage loans may also in certain cases permit, in connection with the lender's application of insurance or condemnation proceeds to a partial prepayment of the related mortgage loan, the related borrower to prepay the entire remaining principal balance of the mortgage loan, in many or all cases without prepayment consideration.

         Investors should not expect any prepayment consideration to be paid in connection with any mandatory partial prepayment described in the prior paragraph.

         Due-on-Sale and Due-on-Encumbrance Provisions. All of the mortgage loans contain both a due-on-sale clause and a due-on-encumbrance clause. In general, except for the permitted transfers discussed in the next paragraph, these clauses either--

         o     permit the holder of the related mortgage to accelerate the maturity of the mortgage loan if the borrower sells or otherwise transfers or encumbers the corresponding mortgaged real property without the consent of the holder of the mortgage; or

         o     prohibit the borrower from transferring or encumbering the corresponding mortgaged real property without the consent of the holder of the mortgage.

See, however, "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable--Delinquencies, Defaults and Losses on the Underlying Mortgage
Loans May Affect the Amount and Timing of Payments on Your Offered Certificates;
and the Rate and Timing of Those Delinquencies and Defaults, and the Severity of
Those Losses, are Highly Unpredictable" and "--Some Provisions in the Mortgage
Loans Underlying Your Offered Certificates May Be Challenged as Being

                                      S-86

Unenforceable--Due-on-Sale and Debt Acceleration Clauses" and "Legal Aspects of
Mortgage Loans--Due on Sale and Due-on-Encumbrance Provisions" in the
accompanying prospectus.

         Many of the mortgage loans permit one or more of the following types of transfers:

         o     transfers of the corresponding mortgaged real property if
               specified conditions are satisfied, which conditions normally include one or both of the following--

               1.   confirmation by each applicable rating agency that the
                    transfer will not result in a qualification, downgrade or
                    withdrawal of any of its then-current ratings of the
                    certificates; or

               2.   the reasonable acceptability of the transferee to the
                    lender; o a transfer of the corresponding mortgaged real
                    property to a person that is affiliated with or otherwise
                    related to the borrower or the sponsor;

         o     transfers by the borrower of the corresponding mortgaged real property to specified entities or types of entities or entities satisfying the minimum criteria relating to creditworthiness and/or standards specified in the related loan documents;

         o     transfers of ownership interests in the related borrower to specified entities or types of entities or entities satisfying the minimum criteria relating to creditworthiness and/or
               standards specified in the related loan documents;

         o     a transfer of non-controlling ownership interests in the related borrower;

         o     involuntary transfers caused by the death of any owner, general partner or manager of the borrower;

         o     issuance by the related borrower of new partnership or membership interests, so long as there is no change in control of the related borrower;

         o     a transfer of ownership interests to a family member for estate planning purposes;

         o     changes in ownership between existing partners and members of the related borrower;

         o     a required or permitted restructuring of a tenant-in-common group of borrowers into a single purpose successor borrower;

         o     transfers of shares in a publicly held corporation or in
               connection with the initial public offering of a private company;
               or

         o     other transfers similar in nature to the foregoing.

         Mortgage Loans Which May Require Principal Paydowns. Twelve (12)
mortgage loans (loan numbers 23, 31, 39, 45, 75, 78, 83, 92, 100, 103, 110 and
120), representing approximately 5.1% of the initial mortgage pool balance (11 mortgage loans in loan group 1, representing approximately 5.1% of the initial loan group 1 balance and one (1) mortgage loan in loan group 2, representing approximately 5.5% of the initial loan group 2 balance), are secured by letters of credit or cash reserves that in each such case:

         o     will be released to the related borrower upon satisfaction by the related borrower of certain performance related conditions, which may include, in some cases, meeting debt service coverage ratio levels and/or satisfying leasing conditions; and

         o     if not so released, will (or, in some cases, at the discretion of the lender, may) prior to loan maturity (or earlier loan default or loan acceleration), be drawn on and/or applied to prepay the

                                      S-87

               subject mortgage loan if such performance related conditions are not satisfied within specified time periods.

         The total amount of the letters of credit and/or cash reserves was
$8,586,153, determined at the time of closing of each of those mortgage loans.

         In the case of one (1) mortgage loan (loan number 57), which is secured by the mortgaged real property identified on Annex A-1 as Pickford Theater, representing approximately 0.4% of the initial mortgage pool balance and approximately 0.4% of the initial loan group 1 balance, the loan documents provide that on each payment date commencing on the 115th payment date and ending on the 120th payment date all excess cash flow will be deposited into an escrow account as additional collateral for the mortgage loan. On each payment date commencing on the 121st payment date and ending on the 132nd payment date, all excess cash flow will be applied to reduce the principal balance of the mortgage loan without the payment of a prepayment premium or a yield maintenance charge. In the case of one (1) mortgage loan (loan number 84), which is secured by the mortgaged real property identified on Annex A-1 as Englishtown Industrial
Park, representing approximately 0.3% of the initial mortgage pool balance and approximately 0.3% of the initial loan group 1 balance, one of the conditions of a partial release requires the borrower to make a voluntary prepayment in the amount of $200,000 without the payment of a prepayment premium or a yield maintenance charge. See "--Collateral Substitution and Partial Release
Provisions" in this prospectus supplement.

         See also "--Other Prepayment Provisions" above.

         Defeasance Loans. One hundred-thirty (130) mortgage loans, representing approximately 94.5% of the initial mortgage pool balance (111 mortgage loans in loan group 1, representing approximately 94.2% of the initial loan group 1 balance, and 19 mortgage loans in loan group 2, representing 100% of the initial loan group 2 balance), permit the borrower to defease the related mortgage loan, in whole or in part, by delivering U.S. government securities or other non-callable government securities within the meaning of Section 2(a)(16) of the
Investment Company Act of 1940 and that satisfy applicable U.S. Treasury regulations regarding defeasance, as substitute collateral during a period in which voluntary prepayments are prohibited. In the case of one (1) mortgage loan
(loan number 17), which is secured by the mortgaged real property identified on
Annex A-1 as Olmstead Plaza, representing approximately 1.2% of the initial mortgage pool balance and approximately 1.3% of the initial loan group 1 balance, after the defeasance period but prior to the open period there is a period where the mortgage loan may be prepaid with yield maintenance. See
"--Prepayment Lock-out Periods" in this prospectus supplement.

         Each of these mortgage loans permits the related borrower, during specified periods and subject to specified conditions, to pledge to the holder of the mortgage loan the requisite amount of government securities and obtain a full or partial release of the mortgaged real property. In general, the government securities that are to be delivered in connection with the defeasance of any mortgage loan, must provide for a series of payments that--

         o     will be made prior, but as closely as possible, to all successive due dates through and including the first date that prepayment is permitted without the payment of any prepayment premium or yield maintenance charge, the maturity date or, if applicable, the related anticipated repayment date; and

         o     will, in the case of each due date, be in a total amount equal to or greater than the monthly debt service payment scheduled to be due on that date, together with, in the case of the last due date, any remaining defeased principal balance, with any excess to be returned to the related borrower.

                                      S-88

         For purposes of determining the defeasance collateral for each of these mortgage loans that has an anticipated repayment date, that mortgage loan will be treated as if a balloon payment is due on its anticipated repayment date.

         If fewer than all of the real properties securing any particular mortgage loan or group of cross-collateralized mortgage loans are to be released in connection with any defeasance, the requisite defeasance collateral will be calculated based on any of the allocated loan amount for the properties to be released and the portion of the monthly debt service payments attributable to that allocated loan, calculated based on a gross sales price or calculated to achieve a debt service coverage ratio. Twenty seven (27) mortgage loans, representing approximately 28.3% of the initial mortgage pool balance (26 mortgage loans in loan group 1, representing approximately 29.6% of the initial loan group 1 balance, and one (1) mortgage loan in loan group 2, representing approximately 6.7% of the initial loan group 2 balance), permit the partial release of collateral in connection with partial defeasance.

         In the case of one (1) multi-property mortgage loan (loan number 11), which is secured by a portfolio of multifamily and commercial properties, representing 1.6% of the initial mortgage pool balance and approximately 1.7% of the initial loan group 1 balance, any of the mortgaged real properties in the portfolio may be released, subject to certain conditions, including among others
--

         o     all of the five (5) commercial properties in the portfolio must be released at any time prior to the release of any of the multifamily properties in the portfolio;

         o     the one (1) multifamily property in the portfolio located on Owen
               Avenue in Marina, Monterey County, California, may be released after the release of all of the commercial properties in the portfolio;

         o     the 10 multifamily properties in the portfolio not located on
               Owen Avenue in Marina, Monterey County, California, may be
               released, either individually or in their entirety, after the release of all of the commercial properties in the portfolio; and

         o     the defeasance amount payable to the lender for the relevant portion of the portfolio being released is equal to the highest of (a) 110% of the allocated mortgage loan amount relating to the relevant mortgaged real properties being released, (b) an amount which results in the remaining unpaid principal balance of the mortgage loan being sufficient to support the actual debt service coverage ratio for the mortgage loan prior to the release, and
               (c) such other amount which results in the remaining unpaid principal balance of the mortgage loan being sufficient to support a minimum debt service coverage ratio of 1.20:1.

         In connection with any delivery of defeasance collateral, the related borrower will be required to deliver a security agreement granting the trust a first priority security interest in the defeasance collateral, together with an opinion of counsel confirming the first priority status of the security interest.

         None of the mortgage loans may be defeased prior to the second anniversary of the date of initial issuance of the certificates.

         See "Risk Factors--Risks Related to the Offered Certificates--Yield
Maintenance Charges or Defeasance Provisions May Not FullY Protect Against
Prepayment Risk" in this prospectus supplement.

         Collateral Substitution and Partial Release Provisions. In the case of each of three (3) mortgage loans (loan numbers 2, 6 and 7), representing approximately 7.7%, 2.4% and 2.1%, respectively, of the initial mortgage pool balance and approximately 8.2%, 2.6% and 2.2%, respectively, of the initial loan group 1 balance, the related

                                      S-89

borrower may, from time to time, substitute a portion of the related mortgaged real property with another parcel of real property, subject, in each case, to the satisfaction of certain conditions, including, among others--

         o     no event of default under the subject mortgage loan shall have occurred and be continuing at the time of substitution;

         o     after giving effect to the property substitution, the debt service coverage ratio for the subject mortgage loan, as
               determined by lender, for the twelve-month period immediately preceding the property substitution must be not less than the debt service coverage ratio for the mortgage loan during this period;

         o     the net operating income, as determined by lender, for the substitute real property must be equal to or exceed the net operating income, as determined by the lender, for the release parcel for the twelve-month period immediately preceding the property substitution;

         o     the substitution parcel must be fully constructed and operating for a minimum of 12 months as a limited or full service hotel property; and

         o     confirmation by each applicable rating agency that the
               substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the
               certificates.

         In the case of one (1) mortgage loan (loan number 2), which is secured by the mortgaged real property identified on Annex A-1 as Highwoods Portfolio, representing approximately 7.7% of the initial mortgage pool balance and approximately 8.2% of the initial loan group 1 balance, prior to the occurrence of the related maturity date and provided that no event of default shall have occurred and be continuing, the related borrower may obtain a release of the lien of the mortgage encumbering an individual property (a substituted property)
by substituting for that property another office property of like kind and quality acquired by that borrower (each, individually, a substitute property), provided that the following conditions precedent, among others, are satisfied--

         o     the fair market value of the substitute property is not less than the fair market value of the substituted property as of the date immediately preceding the substitution;

         o     after giving effect to the substitution, the underwritten debt service coverage ratio for the related mortgaged real properties
               (excluding the substituted property and including the substitute property) is not less than the underwritten debt service coverage ratio for the related mortgaged real properties as of the date hereof and as of the date immediately preceding the substitution;
               and

         o     no event of default has occurred and is continuing.

         Further, in the case of the Highwoods Portfolio mortgage loan discussed in the preceding paragraph, the lender is not permitted to unreasonably withhold its consent to one sale on a payment date of a portion of the related mortgaged real properties as selected by the related borrower (the severed properties) to a buyer, and the related borrower may obtain a release of the severed properties from the lien of the mortgage to permit the sale of the severed properties to that buyer and an assumption by that buyer of a portion of the mortgage loan
(the severed loan), upon satisfaction of certain conditions, including, without limitation, that:

         o     the sale of the severed properties is pursuant to an arms-length agreement with an independent party (only in connection with a transaction that is not a capitalization);

         o     no default or event of default shall have occurred and be
               continuing;

                                      S-90

         o     the lender will have the right to approve or disapprove the proposed buyer in its reasonable discretion;

         o     after giving effect to the severance transaction, the
               underwritten debt service coverage ratio of each of the severed loan and the mortgage loan, as modified, must be either not less than 1.60:1, or not less than both the underwritten debt service coverage ratio on the date hereof and immediately prior to the severance transaction;

         o     the gross purchase price for the severed properties shall be not less than the product of the sum of the allocated loan amounts of all such severed properties, and 1.25; and

         o     after giving effect to the severance transaction, the outstanding principal balance of the mortgage loan, as modified, and the severed loan, may not be less than 30% of the outstanding
               principal balance of the mortgage immediately prior to the severance transaction.

         In the case of one (1) mortgage loan (loan number 84), which is secured by the mortgaged real property identified on Annex A-1 as Englishtown Industrial
Park, representing approximately 0.3% of the initial mortgage pool balance and approximately 0.3% of the initial loan group 1 balance, the related loan documents permit a designated parcel to be released upon satisfaction of certain conditions specified in the loan documents including: (i) that the loan to value of the remaining collateral will equal 80%, (ii) that the debt service coverage ratio will equal 1.28:1 and (iii) that the borrower reduce the principal balance of the mortgage loan by $200,000.

         In the case of one (1) mortgage loan (loan number 40), which is secured by the mortgaged real property identified on Annex A-1 as Hampstead Industrial
Park, representing approximately 0.6% of the initial mortgage pool balance and approximately 0.7% of the initial loan group 1 balance, the related loan documents permit a designated non-income producing parcel to be released upon satisfaction of certain conditions specified in the loan documents including that the loan to value of the remaining collateral will equal 80.00%.

         Certain other of the mortgage loans permit the release of certain parcels upon the satisfaction of certain requirements other than defeasance. In those cases, no material value was given to such parcels in the underwriting of the related mortgage loans.

MORTGAGE POOL CHARACTERISTICS

         General. A detailed presentation of various characteristics of the mortgage loans, and of the corresponding mortgaged real properties, on an individual basis and in tabular format, is shown on Annexes A-1, A-2, B and C to this prospectus supplement. Some of the terms that appear in those exhibits, as well as elsewhere in this prospectus supplement, are defined or otherwise discussed in the glossary to this prospectus supplement. The statistics in the tables and schedules on Annexes A-1, A-2, B and C to this prospectus supplement were derived, in many cases, from information and operating statements furnished by or on behalf of the respective borrowers. The information and the operating statements were generally unaudited and have not been independently verified by us or the underwriters.

                                      S-91

SIGNIFICANT MORTGAGE LOANS

         The following table shows certain characteristics of the ten largest mortgage loans or groups of cross-collateralized mortgage loans in the trust, by cut-off date principal balance.


                               NUMBER OF                              % OF                            CUT-OFF
                               MORTGAGE              % OF     % OF    INITIAL                           DATE
                                LOANS/     CUT-OFF    INITIAL INITIAL  LOAN                           PRINCIPAL           CUT-OFF
                     MORTGAGE  MORTGAGED     DATE    MORTGAGE  LOAN    GROUP                PROPERTY   BALANCE              DATE
                       LOAN      REAL     PRINCIPAL    POOL   GROUP 1    2      PROPERTY      SIZE       PER                LTV
     LOAN NAME        SELLER  PROPERTIES   BALANCE    BALANCE BALANCE BALANCE     TYPE      SF/UNIT(1) SF/UNIT(2) DSCR(2) RATIO(2)
-------------------  -------- ---------- ------------ ------- ------- ------- ------------  ---------- ---------- ------- --------

Glenbrook
   Square Mall.....    MLML       1/1    $187,796,151    9.1%   9.6%     -       Retail       868,987      216     1.22     70.9
Highwoods
   Portfolio.......    IXIS       1/33    160,000,000    7.7    8.2      -       Office     2,008,886       80     1.91     78.8
Financial
   Square..........    MLML       1/1     130,000,000    6.3    6.6      -       Office     1,030,531      126     2.85     51.4
The Westchester(2).    MLML       1/1     100,000,000    4.8    5.1      -       Retail       831,841      120     2.55     42.9
U-Haul Self Storage
   Portfolios II,
   III and IV          MLML       3/50     86,852,963    4.2    4.4      -    Self Storage  1,111,736       78     1.45     75.3
E Walk on the New
   42nd Street.....    MLML       1/1      77,500,000    3.7    4.0      -       Retail       177,394      437     2.41     45.6
Residence Inn Hotel    MLML
   Portfolio 1.....               1/4      50,200,000    2.4    2.6      -     Hospitality        563   89,165     1.52     74.9
Residence Inn Hotel    MLML
   Portfolio 2.....               1/4      43,490,000    2.1    2.2      -     Hospitality        506   85,949     1.49     75.0
Morgan RV
   Portfolio.......     CRF       1/3      41,464,994    2.0    2.1      -     Manufactured     2,087   19,868     1.26     73.8
                                                                                 Housing

San Antonio
   Portfolio.......    MLML       1/10     39,800,000    1.9    2.0      -      Mixed Use     498,919       80     1.42x    76.7
                              ---------- ------------ ------- ------  -------
TOTAL/WEIGHTED
   AVERAGE.........              12/108  $917,104,107   44.2%  46.8%    0.0%                                       1.88X    65.5%
                              ========== ============ ======= ======  =======

--------------------
(1)      Property size is indicated in square feet, except with respect to manufactured housing (in which case it is indicated by pads)
         hospitality (in which case it is indicated in rooms) and multifamily
         (in which case it is indicated in dwelling units) properties.

(2)      In the case of the Westchester Trust Mortgage Loan, the cut-off date principal balance per square foot, the cut-off date debt service coverage ratio and the cut-off date loan-to-value ratio, were determined taking into consideration, in the case of the cut-off date debt service coverage ratio, the aggregate annualized amount of debt service that will be payable under the Westchester Trust Mortgage Loan and the Westchester Pari Passu Non-Trust Loan, excluding the annualized debt service payable under the Westchester subordinate non-trust loans and, in the case of the cut-off date principal balance per square foot and the cut-off date loan-to-value ratio, the cut off date principal balance of the Westchester Trust Mortgage Loan and the Westchester Pari
         Passu Non-Trust Loan, not taking into account the principal balances of the Westchester subordinate non-trust loans.

         See Annex C to this prospectus supplement for descriptions of the ten largest mortgage loans or groups of cross-collateralized mortgage loans.

WESTCHESTER LOAN COMBINATION

         The Westchester Trust Mortgage Loan, which has a cut-off date principal balance of $100,000,000, representing approximately 4.8% of the initial mortgage pool balance and approximately 5.1% of the initial loan group 1 balance, is part of a multiple loan structure we refer to as a loan combination consisting of that mortgage loan and multiple Non-Trust Loans, consisting of the Westchester
Pari Passu Non-Trust Loan and the Westchester Subordinate Non-Trust Loans. The
Westchester Non-Trust Loans will not be included in the trust. The Westchester
Subordinate Non-Trust Loans fall into three (3) tiers of priority--a "B note"
tier, a "C note" tier and a "D note" tier, with loans within each tier being pari passu in right of payment and other respects with each other. All of those mortgage loans are secured by the same mortgage instrument encumbering the
Westchester Mortgaged Property and are being serviced under the pooling and servicing agreement, dated as of June 1, 2005, by and among us, as depositor,
Midland Loan Services, Inc., as, as master servicer and as special servicer and
Wells Fargo Bank, N.A., as trustee, pursuant to which agreement our Merrill
Mortgage Trust 2005-MCP1, Commercial Mortgage Pass-Through Certificates, Series
2005-MCP1 were issued. We refer to that agreement as the MLMT Series 2005-MCP1 pooling and servicing agreement in this prospectus supplement. The servicing arrangements under the MLMT Series 2005-MCP1 pooling and servicing agreement are similar but not identical to the servicing arrangements under the pooling and servicing agreement for our Series 2005-CIP1 certificates

                                      S-92

under which the rest of the mortgage pool will be serviced, which agreement we refer to as "the pooling and servicing agreement" in this prospectus supplement.

         Pursuant to the Westchester Intercreditor Agreement, so long as the conditions set forth in the next paragraph do not exist, collections on the
Westchester Loan Combination will be allocated (after application to certain unreimbursed costs and expenses and/or unpaid fees incurred under the MLMT
Series 2005-MCP1 pooling and servicing agreement) generally in the following manner, to the extent of available funds:

         o     first, to the Westchester Trust Mortgage Loan and the Westchester
               Pari Passu Non-Trust Loan (on a pari passu basis) in an amount equal to all accrued and unpaid interest (other than Penalty
               Interest) on their respective principal balances (net of related master servicing fees);

         o     second, to the Westchester Trust Mortgage Loan and the
               Westchester Pari Passu Non-Trust Loan (on a pari passu basis) in an amount equal to their respective pro rata portion of all principal payments attributable to the Westchester Loan
               Combination in accordance with the related loan documents;

         o     third, to the Westchester Subordinate Non-Trust Loans, in
               descending order of seniority, in the case of each such loan in an amount equal to (a) all accrued and unpaid interest (other than Penalty Interest) on their respective principal balances
               (net of related master servicing fees) and (b) in an amount equal to its respective pro rata portion of all principal payments attributable to the Westchester Loan Combination in accordance with the related loan documents; and

         o     fourth, for such remaining purposes and in accordance with the payment priorities as are provided in the Westchester
               Intercreditor Agreement.

         Pursuant to the Westchester Intercreditor Agreement, subsequent to the occurrence and continuance of a Westchester Triggering Event of Default, collections on the Westchester Loan Combination will be allocated (after application to certain unreimbursed costs and expenses and/or unpaid fees incurred under the MLMT Series 2005-MCP1 pooling and servicing agreement)
generally in the following manner, to the extent of available funds:

         o     first, to the Westchester Trust Mortgage Loan and the Westchester
               Pari Passu Non-Trust Loan (on a pari passu basis) in an amount equal to accrued and unpaid interest (excluding Penalty Interest)
               on their respective principal balances (net of related master servicing fees);

         o     second, to the Westchester Trust Mortgage Loan and the
               Westchester Pari Passu Non-Trust Loan (on a pari passu basis) in an amount up to their respective principal balances, until each such principal balance has been reduced to zero;

         o     third, to the Westchester Subordinate Non-Trust Loans, in
               descending order of seniority, in the case of each such loan in an amount equal to (a) accrued and unpaid interest (excluding
               Penalty Interest) on its principal balance (net of related master servicing fees) and (b) an amount up to its principal balance, until such principal balance has been reduced to zero; and

         o     fourth, for such remaining purposes and in accordance with the payment priorities as are provided in the Westchester
               Intercreditor Agreement.

         The Westchester Intercreditor Agreement provides that:

         o     if--

               1.   any payment of principal or interest with respect to the
                    Westchester Trust Mortgage Loan becomes 60 or more days
                    delinquent,

               2.   the Westchester Trust Mortgage Loan is accelerated,

                                      S-93

               3.   the Westchester Trust Mortgage Loan is not paid at maturity,

               4.   the related borrower files a bankruptcy petition, or

               5.   a non-monetary default that causes a Servicing Transfer
                    Event occurs and is continuing;

               then (provided that a holder of a the Westchester Subordinate
               Non-Trust Loan has not exercised its cure rights), upon written notice of such occurrence, the holders of the Westchester Trust
               Mortgage Loan and the Westchester Subordinate Noteholders have the individual option to purchase the Westchester Trust Mortgage
               Loan from the trust (together with, in the case of a purchase by a Westchester Subordinate Noteholder, the Westchester Pari Passu
               Non-Trust Loan) at a price, insofar as it relates to the
               Westchester Trust Mortgage Loan, generally equal to the aggregate unpaid principal balance of the Westchester Trust Mortgage Loan and the Westchester Pari Passu Non-Trust Loan, together with all accrued and unpaid interest on those loans (other than Penalty
               Interest) to but not including the date of such purchase, plus any related servicing compensation, advances and interest on advances payable or reimbursable to any party to the MLMT Series
               2005-MCP1 pooling and servicing agreement;

         o     for so long as the Westchester Controlling Subordinate Noteholder is the Westchester Controlling Party, the Westchester Controlling
               Subordinate Noteholder will have the ability to advise and direct the special servicer with respect to certain specified servicing actions regarding the Westchester Loan Combination, including those involving acceleration, foreclosure or material
               modification of the Westchester Loan Combination, subject to the special servicer's obligation to act in accordance with the
               Servicing Standard;

         o     the holders of the Westchester Subordinate Non-Trust Loans have the right to cure any default susceptible to cure within a specified period of the receipt by the holders of the Westchester
               Subordinate Non-Trust Loans of written notice of the subject event of default and may be entitled to receive reimbursement of cure payments prior to the receipt by the holders of the
               Westchester Loan Combination of any prepayment premiums paid by the related borrower; provided that (i) no more than a specified number of cure events are permitted during the term of the
               Westchester Loan Combination, and (ii) no single cure event may have a duration longer than that specified in the Westchester
               Intercreditor Agreement; and

         o     the holder of the Westchester Trust Mortgage Loan has the right to consult with the master servicer and/or the special servicer with respect to various servicing matters affecting the
               Westchester Loan Combination.

         Pursuant to the Westchester Intercreditor Agreement, the Westchester
Controlling Party is entitled to advise the special servicer with respect to, and must be asked for its consent to, specified actions with respect to the
Westchester Trust Mortgage Loan and the Westchester Mortgaged Property that are similar, but more extensive, than those actions in respect of which the controlling class representative may advise, and is entitled to consent to actions proposed to be taken by the Special Servicer, as described under
"Servicing of the Mortgage Loans--The Controlling Class Representative--Rights
and Powers of the Controlling Class Representative" below.

ADDITIONAL LOAN AND PROPERTY INFORMATION

         Delinquencies. Each mortgage loan seller will represent in its mortgage loan purchase agreement that, with respect to the mortgage loans that we will purchase from that mortgage loan seller, no scheduled payment of principal and interest under any mortgage loan was 30 days or more past due as of the due date for such mortgage loan in August 2005, without giving effect to any applicable grace period, nor was any scheduled payment 30 days or more delinquent in the
12-month period immediately preceding or, if shorter, from the date of origination up to, the due date for such mortgage loan in August 2005, without giving effect to any applicable grace period.

                                      S-94

         Tenant Matters. Described and listed below are certain aspects of the some of the tenants at the mortgaged real properties for the mortgage loans--

         o     Eighty-five (85) of the mortgaged real properties, securing 40.3%
               of the initial mortgage pool balance and representing
               approximately 42.6% of the initial loan group 1 balance, are, in each case, a retail property, an office property or an
               industrial/warehouse property that is leased to one or more major tenants that each occupies at least 25% of the net rentable area of the particular property. A number of companies are major tenants at more than one of the mortgaged real properties.

         o     Forty (40) of the mortgaged real properties, securing 11.0% of the initial mortgage pool balance and representing approximately
               11.6% of the initial loan group 1 balance, are entirely or substantially leased to a single tenant.

         o     There are several cases in which a particular entity is a tenant at more than one of the mortgaged real properties, and although it may not be a major tenant at any of those properties, it is significant to the success of the properties.

         o     Certain tenant leases at the mortgaged real properties (including mortgaged real properties leased to a single tenant) have terms that are shorter than the terms of the related mortgage loans and, in some cases, significantly shorter.

         o     Two (2) of the mortgaged real properties, representing security for approximately 0.2% of the initial mortgage pool balance (loan numbers 125 and 136), are multifamily rental properties that receive rent subsidies from the United States Department of
               Housing and Urban Development under its Section 42 Housing
               Assistance Program or have tenants whose rents are subsidized under its Section 8 Housing Choice Voucher Program or are
               otherwise subsidized.

         o     With respect to certain of the mortgage loans, one or more of the tenants at the related mortgaged real property have yet to take possession of their leased premises or may have taken possession of their leased premises but have yet to open their respective businesses to the general public and, in some cases, may not have commenced paying rent under their leases. There can be no
               assurances that a prolonged delay in the opening of business to the general public will not negatively impact the related
               tenant's ability to fulfill its obligations under its respective lease.

         o     In the case of one (1) mortgage loan (loan number 45),
               representing 0.6% of the initial mortgage pool balance and approximately 0.6% of the initial loan group 1 balance, the largest sub-tenant at the mortgaged real property, Burlington
               Coat Factory, has announced that it is closing its store at the property in August 2005. The tenant subleasing the space to
               Burlington Coat Factory, an entity related to Kimco Realty, has the right to allow the space to go dark under its lease, which expires in January 2007.

         o     With respect to certain of the mortgage loans, one or more of the tenants may be local, state or federal governmental entities.
               These entities may have the right to terminate their leases at any time, subject to various conditions, including notice to the landlord or a loss of available funding.

         o     In the case of one (1) mortgage loan (loan number 110),
               representing 0.2% of the initial mortgage pool balance and approximately 0.2% of the initial loan group 1 balance, the third largest tenant, House & Home is owned by principals of the borrower. In connection with the House & Home lease, the borrower has posted one (1) letter of credit covering six (6) months of rent to be held as additional security for the duration of the lease and an additional letter of credit covering six (6) months of rent to be held until the space is occupied by House & Home or a suitable sub-tenant.

         o     In the case of one (1) mortgage loan (loan number 39),
               representing 0.7% of the initial mortgage pool balance and approximately 0.7% of the initial loan group 1 balance, the borrower for the

                                      S-95

               four building complex has agreed to build a fifth building at the property as a replacement for a building that was destroyed by fire in October 2004 by December 2006.

         Ground Leases. In the case of seven (7) mortgaged real properties, representing security for approximately 6.2% of the initial mortgage pool balance and approximately 6.6% of the initial loan group 1 balance, the related mortgage constitutes a lien on the related borrower's leasehold or sub-leasehold interest in the mortgaged real property, but not on the corresponding fee interest. In each case (except as specified below), the related ground lease or sub-ground lease, after giving effect to all extension options exercisable at the option of the relevant lender, expires more than 20 years after the stated
maturity of the related mortgage loan and the ground lessor has agreed to give the holder of that mortgage loan notice of and the right to cure, any default or breach by the lessee.

         With respect to one mortgage loan (loan number 15), representing approximately 1.3% of the initial mortgage pool balance (approximately 1.3% of the initial loan group 1 balance, the mortgage loan is secured in part by the related borrower's leasehold interests in a ground sublease encumbering a parking garage on the mortgaged property. The ground sublease term expires on
December 31, 2012 (two and a half years beyond the stated maturity date of the loan on July 1, 2010), with no extension options. The ground sublessor under the ground sublease has assigned to the related borrower, as ground sublessee, the option to purchase the fee interest in the leased premises. As a condition to the funding of the loan, the related borrower is obligated to exercise the purchase option before the expiration of the ground sublease. The lien of the mortgage will be spread to cover the fee interest upon the execution of related borrower's purchase option.

         See "Risk Factors--Ground Leases Create Risks for Lenders That Are Not
Present When Lending on an Actual Ownership Interest in a Real Property" and
"Legal Aspects Of Mortgage Loans--Foreclosure--Leasehold Considerations" in the
accompanying prospectus.

         Additional and Other Financing. In the case of the Westchester Trust
Mortgage Loan, the related mortgage also secures the Westchester Non-Trust
Loans, which will not be included in the trust fund. See "--Westchester Loan
Combination" above for a description of certain aspects of the Westchester Loan
Combination.

         In the case of one (1) mortgage loan (loan number 12), representing
1.5% of the initial mortgage pool balance and approximately 1.6% of the initial loan group 1 balance, the borrower has incurred secured debt on the mortgaged real property to the Redevelopment Agency of the City of Riverside in order to permit repayment of federal funds borrowed by the Redevelopment Agency in connection with the redevelopment of the property. There is no stated balance on the debt but payments are due annually on July 1 in the amount of $50,000 through 2007 and $100,000 from 2008 to 2017, when the obligation terminates. The payment obligations are secured by an assignment of leases and rents and a deed of trust, both of which have been subordinated to the lien of the mortgage.
Additionally, the borrower is the obligor on a tax shortfall note, under which, in the event that taxes on the property for any year are less than $45,000, the borrower will have to make an additional payment equal to the difference between taxes collected on the property and $45,000. The tax shortfall note is secured by a deed of trust.

         In the case of one (1) mortgage loan (loan number 2), which is secured by the mortgaged real property identified on Annex A-1 as Highwood Portfolio, representing approximately 7.7% of the initial mortgage pool balance and approximately 8.2% of the initial loan group 1 balance, the related mortgage loan seller made a junior mortgage loan in the approximate amount of $40,000,000 that is secured by a guaranty of an affiliate of the related borrower. The guaranty is secured by an upper tier pledge of 100% of the indirect equity interests in the related borrower as well as 100% of the excess cash flow received from the related mortgaged real properties.

                                      S-96

         Except as described above, the mortgage loans do not permit the related borrowers to enter into additional subordinate or other financing that is secured by the related mortgaged real properties without the lender's consent.

         The mortgage loans generally do not prohibit the related borrower from incurring other obligations in the ordinary course of business relating to the mortgaged real property, including but not limited to trade payables, or from incurring indebtedness secured by equipment or other personal property located at or used in connection with the mortgaged real property.

         We are aware that in the case of five (5) mortgage loans, representing approximately 10.3% of the initial mortgage pool balance(four (4) mortgage loans in loan group 1, representing approximately 10.6% of the initial loan group 1 balance and one (1) mortgage loan in loan group 2, representing approximately
6.7% of the initial loan group 2 balance), the owner(s) of the related borrower have pledged their interests in the borrower to secure secondary financing in the form of mezzanine debt, as described below--

         o     In the case of the mortgage loan (loan number 15) secured by the mortgaged real property identified on Annex A-1 as Burlington
               Town Center, representing approximately 1.3% of the initial mortgage pool balance and approximately 1.3% of the initial loan group 1 balance, the sole member of the borrower has pledged its ownership interests in the borrower to secure a mezzanine loan with an original principal balance of $5,500,000. The mezzanine loan was made by the related mortgage loan seller as mezzanine lender simultaneously with the origination of the mortgage loan and is subject to an intercreditor agreement entered into between the holder of the mortgage loan and the mezzanine lender, under which the mezzanine lender--

               1.   has agreed, among other things, not to enforce its rights to realize upon the collateral securing its related mezzanine loan without written confirmation from the rating agencies that an enforcement action would not cause the downgrade,
                    withdrawal or qualification of the then-current ratings of the certificates, unless certain conditions are met relating to the identity and status of the transferee of the
                    collateral and the replacement property manager and the
                    delivery of an acceptable non-consolidation opinion, and

               2.   has subordinated its related mezzanine loan to the related mortgage loan (other than as to its interest in the pledged collateral) and has the option to purchase the related
                    mortgage loan if that mortgage loan becomes a defaulted
                    mortgage loan or to cure the default.

         o     In the case of the mortgage loan (loan number 44) secured by the mortgaged real property identified on Annex A-1 as 69th Street
               Philly - 15 Lits, representing approximately 0.6% of the initial mortgage pool balance and approximately 0.6% of the initial loan group 1 balance, a mezzanine loan secured by a pledge of the equity interests in the borrower was made in the original
               principal balance of $8,000,000. The mezzanine loan was made by the mortgage loan seller, as mezzanine lender and is subject to an intercreditor agreement entered into between the holder of the mortgage loan and the mezzanine lender.

         o     In the case of the mortgage loan (loan number 70) secured by the mortgaged real property identified on Annex A-1 as La Quinta, representing approximately 0.4% of the initial mortgage pool balance and approximately 6.7% of the initial loan group 2 balance, a mezzanine loan secured by a pledge of the equity interests in the borrower was made in the original principal balance of $475,000. The mezzanine loan was made by the mortgage loan seller, as mezzanine lender and is subject to an
               intercreditor agreement entered into between the holder of the mortgage loan and the mezzanine lender.

                                      S-97

         o     In the case of the mortgage loan (loan number 56) secured by the mortgaged real property identified on Annex A-1 as 5900 North
               Sepulveda Boulevard, representing 0.4% of the initial mortgage pool balance and approximately 0.5% of the initial loan group 1 balance, a mezzanine loan secured by a pledge of 49% of the equity interests in the borrower was made in the original
               principal balance of $125,000.

         In addition, we are aware that in the case of one (1) of the above-described mortgage loans (loan number 15) and in the case of 25 of the mortgage loans (loan numbers 1, 3, 6, 7, 8, 9, 10, 14, 18, 19, 20, 22, 25, 45,
53, 60, 69, 76, 95, 108, 115, 119, 132, 137 and 138), for a total of 26 mortgage loans, representing in the aggregate approximately 36.6% of the initial mortgage pool balance (18 mortgage loans in loan group 1, representing approximately
37.0% of the initial loan group 1 balance and eight (8) mortgage loans in loan group 2, representing approximately 30.2% of the initial loan group 2 balance), the related borrowers are permitted under the loan documents, under certain circumstances, to incur secondary financing in the form of mezzanine debt. These mortgage loans require that the related mezzanine lender enter into a subordination and standstill agreement with the lender on the subject mortgage loan.

         While a mezzanine lender has no security interest in or rights to the related mortgaged real properties, a default under the mezzanine loan could cause a change in control in the mezzanine borrower as a result of the realization on the pledged ownership interests by the mezzanine lender. See
"Risk Factors--Risks Relating to the Mortgage Loans--A Borrower's Other Loans
May Reduce thE Cash Flow Available to the Mortgaged Real Property Which May
Adversely Affect Payment on Your Certificates; Mezzanine Financing Reduces a
Principal's Equity in, and Therefore Its Incentive to Support, a Mortgaged Real
Property" in this prospectus supplement.

         Under certain of the mortgage loans, the borrower has incurred or is permitted to incur additional financing that is not secured by the mortgaged real property. In addition, borrowers that have not agreed to certain special purpose covenants in the related loan documents are not prohibited from incurring additional debt. Such additional debt may be secured by other property owned by those borrowers. Also, certain of these borrowers may have already incurred additional debt. In addition, the owners of such borrowers generally are not prohibited from incurring mezzanine debt secured by pledges of their equity interests in those borrowers. See "Risk Factors--Subordinate Debt
Increases the Likelihood That a Borrower Will Default on a Mortgage Loan
Underlying Your Offered Certificates" and "Legal Aspects Of Mortgage
Loans--Subordinate Financing" in the accompanying prospectus.

         We are aware that in the case of four (4) of the mortgage loans, representing approximately 9.1% of the initial mortgage pool balance and approximately 9.6% of the initial loan group 1 balance, the related borrowers have incurred, or are permitted to incur, subordinate unsecured indebtedness, as described below--

         o     With respect to three (3) mortgage loans (loan numbers 16, 23 and
               42), representing approximately 1.2%, 1.0% and 0.6%,
               respectively, of the initial mortgage pool balance and
               approximately 1.3%, 1.1% and 0.6%, respectively, of the initial loan group 1 balance, the related borrower is permitted to incur future unsecured secondary financing in the form of loans from its affiliates, subject to the satisfaction of certain
               conditions, specifically (i) the loans must not exceed $500,000 in the aggregate, (ii) the loans must not have a maturity date,
               (iii) the lender is an "insider" as defined in the U.S.
               Bankruptcy Code, (iv) the loans are unsecured and (v) the loans are subject to a subordination and standstill agreement.

         o     With respect to one (1) mortgage loan (loan number 3),
               representing approximately 6.3% of the initial mortgage pool balance and approximately 6.6% of the initial loan group 1 balance, the related borrower is permitted to incur future unsecured secondary financing in the form of loans from its affiliates, subject to the satisfaction of certain conditions, specifically (i) the loans must

                                      S-98

               not exceed $15,000,000 in the aggregate, (ii) the loans must not have a maturity date, (iii) the lender is an "Insider" as defined in the U.S. Bankruptcy Code, (iv) the loans are unsecured, (v)
               the loans are subject to a subordination and standstill
               agreement, (vi) the loans are held at all times by an affiliate of the related borrower and (vii) the loans will be converted into equity interests if the mortgaged real property is ever transferred to an entity that is not affiliated with the borrower or the mortgage loan is ever refinanced.

         Except as disclosed under this "--Additional and Other Financing"
subsection, we have not been able to confirm whether the respective borrowers under the mortgage loans, have any other debt outstanding. We make no representation with respect to the mortgage loans as to whether any other subordinate financing currently encumbers any mortgaged real property, whether any borrower has incurred material unsecured debt or whether a third-party holds debt secured by a pledge of an equity interest in a related borrower.

         Zoning and Building Code Compliance. In connection with the origination of each mortgage loan, the related originator examined whether the use and operation of the mortgaged real property were in material compliance with zoning, land-use, building, fire and health ordinances, rules, regulations and orders then-applicable to that property. Evidence of this compliance may have been in the form of legal opinions, surveys, recorded documents, letters from government officials or agencies, title insurance endorsements, engineering or consulting reports and/or representations by the related borrower. In some cases, a certificate of occupancy was not available. Where the property as currently operated is a permitted nonconforming use and/or structure, an analysis was generally conducted as to--

         o     the likelihood that a material casualty would occur that would prevent the property from being rebuilt in its current form; and

         o     whether existing replacement cost hazard insurance or, if
               necessary, supplemental law or ordinance coverage would, in the event of a material casualty, be sufficient--

               1.   to satisfy the entire mortgage loan; or

               2.   taking into account the cost of repair, to pay down the
                    mortgage loan to a level that the remaining collateral would be adequate security for the remaining loan amount.

         Notwithstanding the foregoing, we cannot assure you, however, that any such analysis, or that the above determinations, were made in each and every case.

         Lockboxes. Sixty-one (61) mortgage loans, representing approximately
70.1% of the initial mortgage pool balance (59 mortgage loans in loan group 1, representing approximately 73.5% of the initial loan group 1 balance, and two
(2) mortgage loans in loan group 2, representing approximately 10.2% of the initial loan group 2 balance), generally provide that all rents, credit card receipts, accounts receivables payments and other income derived from the related mortgaged real properties will be paid into one of the following types of lockboxes, each of which is described below.

                                      S-99

         o     LOCKBOXES IN EFFECT ON THE DATE OF CLOSING. Income (or a portion thereof sufficient to pay monthly debt service) is paid directly to a lockbox account controlled by the lender, or both the borrower and the lender, except that with respect to multifamily properties, income is collected and deposited in the lockbox account by the manager of the mortgaged real property and, with respect to hospitality properties, cash or "over-the-counter"
               receipts are deposited into the lockbox account by the manager, while credit card receivables are deposited directly into a lockbox account. In the case of such lockboxes, funds deposited into the lockbox account are disbursed either--

               1.   in accordance with the related loan documents to satisfy the borrower's obligation to pay, among other things, debt
                    service payments, taxes and insurance and reserve account
                    deposits; or
               2.   to the borrower on a daily or other periodic basis, until
                    the occurrence of a triggering event, following which the
                    funds will be disbursed to satisfy the borrower's obligation to pay, among other things, debt service payments, taxes and insurance and reserve account deposits.

               In some cases, the lockbox account is currently under the control of both the borrower and the lender, to which the borrower will have access until the occurrence of the triggering event, after which no such access will be permitted.

               For purposes of this prospectus supplement, a lockbox is
               considered to be a "hard" lockbox when income from the subject property is paid directly into a lockbox account controlled by the lender. A lockbox is considered to be a "soft" lockbox when income from the subject property is paid into a lockbox account controlled by the lender, by the borrower or a property manager that is affiliated with the borrower.

         o     SPRINGING LOCKBOX. Income is collected by or otherwise accessible to the borrower until the occurrence of a triggering event, following which a lockbox of the type described above is put in place, from which funds are disbursed to a lender controlled account and used to pay, among other things, debt service
               payments, taxes and insurance and reserve account deposits.
               Examples of triggering events may include:

               1.   a failure to pay the related mortgage loan in full on or
                    before any related anticipated repayment date; or

               2.   a decline by more than a specified amount, in the net
                    operating income of the related mortgaged real property; or

               3.   a failure to meet a specified debt service coverage ratio;
                    or

               4.   an event of default under the mortgage.

                  For purposes of this prospectus supplement, a springing
         lockbox is an account, which may be a hard or soft lockbox, that is required to be established by the borrower upon the occurrence of a trigger event.

         The 61 mortgage loans referred to above provide for lockbox accounts as follows:

                                     S-100



                                                                    % OF INITIAL        % OF INITIAL          % OF INITIAL
                                                    NUMBER OF         MORTGAGE          LOAN GROUP 1          LOAN GROUP 2
                 LOCKBOX TYPE                    MORTGAGE LOANS     POOL BALANCE     PRINCIPAL BALANCE     PRINCIPAL BALANCE
--------------------------------------------    ----------------   --------------    -----------------     -----------------

Lockboxes in effect on the date of  closing           49                65.3%             68.5%                 10.2%
                                  Hard                38                52.8%             55.5%                  6.7%
                                  Soft                11                12.5%             13.0%                  3.4%
Springing (Including "Soft" springing or
"Hard" springing lockboxes)                           12                 4.8%              5.1%                    0%
                                  Hard                12                 4.8%              5.1%                    0%
                                    Soft              0                    0%                0%                    0%


         Hazard, Liability and Other Insurance. Although exceptions exist, the loan documents for each of the mortgage loans generally require the related borrower to maintain with respect to the corresponding mortgaged real property the following insurance coverage--

         o     hazard insurance in an amount that generally is, subject to an approved deductible, at least equal to the lesser of--

               1.   the outstanding principal balance of the mortgage loan; and

               2.   the full insurable replacement cost or insurable value of
                    the improvements located on the insured property;

         o     if any portion of the improvements on the property was in an area identified in the federal register by the Federal Emergency
               Management Agency as having special flood hazards, flood
               insurance meeting the requirements of the Federal Insurance
               Administration guidelines, in an amount that is equal to the least of--

               1.   the outstanding principal balance of the related mortgage
                    loan;

               2.   the full insurable replacement cost or insurable value of
                    the improvements on the insured property; and

               3.   the maximum amount of insurance available under the National
                    Flood Insurance Act of 1968;

         o     commercial general liability insurance against claims for
               personal and bodily injury, death or property damage; and

         o     business interruption or rent loss insurance.

         Certain mortgage loans permit a borrower to satisfy its insurance coverage requirement by permitting its tenant to self-insure (including with respect to terrorism insurance coverage).

         In general, the mortgaged real properties for the mortgage loans, including those properties located in California, are not insured against earthquake risks. In the case of those properties located in California, other than those that are manufactured housing communities or self storage facilities, a third-party consultant conducted seismic studies to assess the probable maximum loss for the property. None of the resulting reports concluded that a mortgaged real property was likely to experience a probable maximum loss in excess of 20% of the estimated replacement cost of the improvements.

                                     S-101

         The master servicer (with respect to each of the mortgage loans
(exclusive of the Westchester Trust Mortgage Loan), including specially serviced mortgage loans), and the special servicer (with respect to REO Properties exclusive of any Westchester REO Property), will be required to use reasonable efforts, consistent with the Servicing Standard, to cause each borrower to maintain, or if the borrower does not maintain, the master servicer will itself maintain, to the extent available at commercially reasonable rates and that the trustee has an insurable interest therein, for the related mortgaged real property, all insurance required by the terms of the loan documents and the related mortgage.

         Where insurance coverage at the mortgaged real property for any mortgage loan (other than the Westchester Trust Mortgage Loan) is left to the lender's discretion, the master servicer will be required to exercise such discretion in accordance with the Servicing Standard, and to the extent that any mortgage loan so permits, the related borrower will be required to exercise its efforts to obtain insurance from insurers which have a minimum claims-paying ability rating of at least "A3" by Moody's and "A" by Fitch (or the obligations of which are guaranteed or backed by a company having such claims-paying ability), and where insurance is obtained by the master servicer, such insurance must be from insurers that meet such requirements.

         In some cases, however, insurance may not be available from insurers that are rated by any of Moody's and Fitch. In that case, the master servicer or special servicer, as applicable, will be required to use reasonable efforts, consistent with the servicing standard, to cause the borrower to maintain, or will itself maintain, as the case may be, insurance with insurers having the next highest ratings that are offering the required insurance at commercially reasonable rates.

         Various forms of insurance maintained with respect to any of the mortgaged real properties for the mortgage loans, including casualty insurance, environmental insurance and earthquake insurance, may be provided under a blanket insurance policy. That blanket insurance policy will also cover other real properties, some of which may not secure loans in the trust. As a result of total limits under any of those blanket policies, losses at other properties covered by the blanket insurance policy may reduce the amount of insurance coverage with respect to a property securing one of the mortgage loans in the trust. See "Risk Factors--Risks Related to the Mortgage Loans--The Absence or
Inadequacy of Insurance Coverage on the Property May Adversely Affect Payments
on Your Certificates" in this prospectus supplement and "Risk Factors--Lack of
Insurance Coverage Exposes a Trust to Risk for Particular Special Hazard Losses"
in the accompanying prospectus.

         With limited exception, the mortgage loans generally provide that insurance and condemnation proceeds are to be applied either--

         o     to restore the mortgaged real property; or

         o     towards payment of the mortgage loan.

         If any mortgaged real property (other than the Westchester Mortgaged
Property) is acquired by the trust through foreclosure, deed in lieu of foreclosure or otherwise following a default on the related mortgage loan, the special servicer will be required to maintain for that property generally the same types of insurance policies providing coverage in the same amounts as were previously required under the related mortgage loan. The special servicer will not be required to obtain any insurance for an REO Property that was previously required under the related mortgage if (a) such insurance is not available at any rate; or (b) subject to the rights of and consultation with the controlling class representative, such insurance is not available at commercially reasonable rates and the subject hazards are not commonly insured against by prudent owners of similar real properties in similar locales.

         The master servicer and the special servicer may each satisfy its obligations regarding maintenance of the hazard insurance policies referred to in this prospectus supplement by maintaining a blanket insurance policy insuring against hazard losses on all of the mortgage loans for which it is responsible.
If any blanket insurance

                                     S-102

policy maintained by the master servicer or special servicer contains a deductible clause, however, the master servicer or the special servicer, as the case may be, will be required, in the event of a casualty covered by that policy, to pay out of its own funds all sums that--

         o     are not paid because of the deductible clause; and

         o     would have been paid if an individual hazard insurance policy referred to above had been in place.

         The applicable originator and its successors and assigns are the beneficiaries under separate title insurance policies with respect to each mortgage loan. It is expected that each title insurer will enter into co-insurance and reinsurance arrangements with respect to the title insurance policy as are customary in the title insurance industry. Subject to standard exceptions, including those regarding claims made in the context of insolvency proceedings, each title insurance policy will provide coverage to the trustee for the benefit of the certificateholders for claims made against the trustee regarding the priority and validity of the borrower's title to the subject mortgaged real property.

         The MLMT Series 2005-MCP1 pooling and servicing agreement imposes generally similar but not identical requirements on the MLMT Series 2005-MCP1 master servicer and special servicer with respect to maintaining insurance with respect to the Westchester Trust Mortgage Loan and any Westchester REO Property.

ASSESSMENTS OF PROPERTY CONDITION

         Property Inspections. Generally, all of the mortgaged real properties for the mortgage loans, were inspected in connection with the origination or acquisition of the related mortgage loan to assess their general condition. No inspection revealed any patent structural deficiency or any deferred maintenance considered material and adverse to the interests of the holders of the offered certificates, except in such cases where adequate reserves have been established.

         Appraisals. All of the mortgaged real properties for the mortgage loans, were appraised by a state certified appraiser or an appraiser belonging to the Appraisal Institute in accordance with the Federal Institutions Reform,
Recovery and Enforcement Act of 1989. The primary purpose of each of those appraisals was to provide an opinion of the fair market value of the related mortgaged real property. There can be no assurance that another appraiser would have arrived at the same opinion of value. The resulting appraised values are shown on Annex A-1 to this prospectus supplement.

         Environmental Assessments. A third-party environmental consultant conducted a Phase I environmental site assessment, or updated a previously conducted assessment (which update may have been pursuant to a database update), with respect to all of the mortgaged real properties securing the mortgage loans during the 12-month period ending on the cut-off date. In the case of four (4)
mortgaged real properties securing four (4) separate mortgage loans (loan numbers 10, 24, 42 and 52), representing approximately 3.3% of the initial mortgage pool balance and approximately 3.5% of the initial loan group 1 balance, a third-party consultant also conducted a Phase II environmental site assessment of each such mortgaged real property. The environmental testing at any particular mortgaged real property did not necessarily cover all potential environmental issues. For example, tests for radon, lead-based paint and lead in water were generally performed only at multifamily rental properties and only when the originator of the related mortgage loan believed this testing was warranted under the circumstances.

                                     S-103

         If the environmental investigations described above identified material adverse or potentially material adverse environmental conditions at or with respect to any of the respective mortgaged real properties securing a mortgage loan or at a nearby property with potential to affect a mortgaged real property, then one of the following occurred:

         o     an environmental consultant investigated those conditions and recommended no further investigations or remediation; or

         o     an operation and maintenance plan or other remediation was required and/or an escrow reserve was established to cover the estimated costs of obtaining that plan and/or effecting that remediation; or

         o     those conditions were remediated or abated prior to the closing date; or

         o     a letter was obtained from the applicable regulatory authority stating that no further action was required; or

         o     an environmental insurance policy was obtained, a letter of credit was provided, an escrow reserve account was established, another party has acknowledged responsibility, or an indemnity from the responsible party was obtained to cover the estimated costs of any required investigation, testing, monitoring or remediation; or

         o     in those cases where an offsite property is the location of a leaking underground storage tank or groundwater or soil
               contamination, a responsible party has been identified under applicable law, and generally either--

               1.   that condition is not known to have affected the mortgaged real property; or

               2.   the responsible party has either received a letter from the applicable regulatory agency stating no further action is
                    required, established a remediation fund, engaged in
                    responsive remediation, or provided an indemnity or guaranty to the borrower; or

               3.   an environmental insurance policy was obtained (which was
                    not a secured creditor policy).

         In some cases, the identified condition related to the presence of asbestos-containing materials, lead-based paint, mold, and/or radon. Where these substances were present, the environmental consultant often recommended, and the related loan documents required--

         o     the establishment of an operation and maintenance plan to address the issue, or

         o     in some cases involving asbestos-containing materials, lead-based paint, mold and/or radon, an abatement or removal program or a long-term testing program.

         In a few cases, the particular asbestos-containing materials, lead-based paint, mold and/or radon was in need of repair or other remediation.
This could result in a claim for damages by any party injured by that condition.
In certain cases, the related lender did not require the establishment of an operation and maintenance plan despite the identification of issues involving asbestos-containing materials and/or lead-based paint.

         In some cases, the environmental consultant did not recommend that any action be taken with respect to a potentially material adverse environmental condition at a mortgaged real property securing a mortgage loan, because a responsible party with respect to that condition had already been identified.
There can be no assurance, however, that such a responsible party will be financially able to address the subject condition.

                                     S-104

         In some cases where the environmental consultant recommended specific remediation of an adverse environmental condition, the related originator of a mortgage loan required the related borrower generally:

         o     to carry out the specific remedial measures prior to closing;

         o     carry out the specific remedial measures post-closing and, if deemed necessary by the related originator of the subject
               mortgage loan, deposit with the lender a cash reserve in an amount generally equal to 100% to 125% of the estimated cost to complete the remedial measures; or

         o     to monitor the environmental condition and/or to carry out additional testing, in the manner and within the time frame specified in the related loan documents.

         Some borrowers under the mortgage loans have not satisfied all post-closing obligations required by the related loan documents with respect to environmental matters. There can be no assurance that recommended operations and maintenance plans have been or will continue to be implemented.

         In some cases, the environmental assessment for a mortgaged real property identified potential and, in some cases, significant environmental issues at nearby properties. The resulting environmental report indicated, however, that-- o the mortgaged real property had not been affected or had been minimally affected,

         o     the potential for the problem to affect the mortgaged real property was limited, or

         o     a person responsible for remediation had been identified.

         In the case of one (1) mortgage loan (loan number 64), representing approximately 0.4% of the initial mortgage pool balance and approximately 0.4%
of the initial loan group 1 balance, the Phase I environmental consultant reported that the mortgaged real property has been impacted by a former dry-cleaning operation. The Phase I environmental consultant reported that the mortgaged real property applied to the state-administered dry-cleaning solvent cleaning program.

         The information provided by us in this prospectus supplement regarding environmental conditions at the respective mortgaged real properties is based on the environmental site assessments referred to in this "--Environmental
Assessments" subsection and has not been independently verified by--

         o     us,

         o     any of the other parties to the pooling and servicing agreement,

         o     any of the mortgage loan sellers,

         o     any of the underwriters, or

         o     the affiliates of any of these parties.

         There can be no assurance that the environmental assessments or studies, as applicable, identified all environmental conditions and risks at, or that any environmental conditions will not have a material adverse effect on the value of or cash flow from, one or more of the mortgaged real properties.

         See "Risk Factors--Risks Related to the Mortgage Loans--Lending on
Income-Producing Real Properties Entails EnvironmentaL Risks" in this prospectus supplement.

         Environmental Insurance. In the case of three (3) mortgage loans (loan numbers 70, 128 and 135), representing approximately 0.6% of the initial mortgage pool balance and approximately 0.2% of the initial loan group 1 balance and 6.7% of the initial loan group 2 balance, the related mortgaged real properties are covered by

                                     S-105

individual secured creditor impaired property environmental insurance policies.
In general, each policy insures the trust fund against losses resulting from certain known and unknown environmental conditions in violation of applicable environmental standards at the subject mortgaged real properties during the applicable policy periods, which periods continue at least five years beyond the maturity date of the mortgage loans to which they relate. Subject to certain conditions and exclusions, each insurance policy, by its terms, generally provides coverage, up to a maximum of 125% of the original loan balance, against
(i) losses resulting from default under the mortgage loans to which they relate if on-site environmental conditions in violation of applicable environmental standards are discovered at the mortgaged real properties during the policy periods and no foreclosures of the mortgaged real properties have taken place,
(ii) losses from third-party claims against the trust during the policy periods for bodily injury, property damage or clean-up costs resulting from environmental conditions at or emanating from the mortgaged real properties, and
(iii) after foreclosure, costs of clean-up of environmental conditions in violation of applicable environmental standards discovered during the policy periods to the extent required by applicable law, including any court order or other governmental directive.

         Engineering Assessments. In connection with the origination of the mortgage loans, a licensed engineer inspected the related mortgaged real properties to assess the structure, exterior walls, roofing, interior structure and mechanical and electrical systems. The resulting reports indicated deferred maintenance items and/or recommended capital improvements on the mortgaged real properties. Generally, with respect to a majority of the mortgaged real properties, where the engineer's recommended repairs, corrections or replacements were deemed material by the related originator, the related borrowers were required to carry out the necessary repairs, corrections or replacements, and in some instances, to establish reserves, generally in an amount ranging from 100% to 125% of the licensed engineer's estimated cost of the recommended repairs, corrections or replacements to fund deferred maintenance or replacement items that the reports characterized as in need of prompt attention.

THE MORTGAGE LOAN SELLERS

         General. We did not originate any of the mortgage loans. We will acquire those mortgage loans from the following entities:

         o     Merrill Lynch Mortgage Lending, Inc. - 50 mortgage loans,
               representing approximately 52.3% of the initial mortgage pool balance (45 mortgage loans in loan group 1, representing
               approximately 53.3% of the initial loan group 1 balance, and five
               (5) mortgage loans in loan group 2, representing approximately
               34.6% of the initial loan group 2 balance);

         o     Countrywide Commercial Real Estate Finance, Inc. - 41 mortgage loans, representing approximately 19.4% of the initial mortgage pool balance (29 mortgage loans in loan group 1, representing approximately 17.2% of the initial loan group 1 balance, and 12 mortgage loans in loan group 2, representing approximately 57.2%
               of the initial loan group 2 balance);

         o     IXIS Real Estate Capital Inc. -- 22 mortgage loans, representing approximately 18.4% of the initial mortgage pool balance (21 mortgage loans in loan group 1, representing approximately 19.0%
               of the initial loan group 1 balance, and one (1) mortgage loan in loan group 2, representing approximately 6.7% of the initial loan group 2 balance; and

         o     PNC Bank, National Association - 26 mortgage loans, representing approximately 10.0% of the initial mortgage pool balance (25 mortgage loans in loan group 1, representing approximately 10.5%
               of the initial loan group 1 balance, and one (1) mortgage loan in loan group 2, representing approximately 1.5% of the initial loan group 2 balance).

         The information set forth in this prospectus supplement concerning each of the mortgage loan sellers has been provided by the respective mortgage loan sellers, and neither we nor the underwriters make any representation or warranty as to the accuracy or completeness of this information.

                                     S-106

         Merrill Lynch Mortgage Lending, Inc. Merrill Lynch Mortgage Lending,
Inc. is a wholly-owned subsidiary of Merrill Lynch Mortgage Capital Inc., a
Delaware corporation whose principal office is located in New York, New York.
Merrill Lynch Mortgage Capital Inc. is an affiliate of Merrill Lynch Mortgage
Investors, Inc., which is the depositor, and affiliate of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, which is an underwriter, and offers a wide range of investment banking services to its customers both domestically and internationally. The business of Merrill Lynch, Pierce, Fenner & Smith
Incorporated is subject to regulation by various state and federal regulatory authorities. As of December 26, 2004, Merrill Lynch Mortgage Capital Inc. and
its subsidiaries had total assets of approximately $18.6 billion.

         Countrywide Commercial Real Estate Finance, Inc. Countrywide Commercial
Real Estate Finance, Inc. is a California corporation with its principal offices located in Calabasas, California. Countrywide Commercial Real Estate Finance,
Inc. is a wholly-owned direct subsidiary of Countrywide Capital Markets, Inc., which is a wholly-owned direct subsidiary of Countrywide Financial Corporation.
Countrywide Financial Corporation, through its subsidiaries, provides mortgage banking and diversified financial services in domestic and international markets. Founded in 1969 and a member of the S&P 500 and Fortune 500,
Countrywide Financial Corporation is headquartered in Calabasas, California.
Countrywide Commercial Real Estate Finance, Inc. is an affiliate of Countrywide
Securities Corporation. Countrywide Securities Corporation is a registered broker-dealer specializing in underwriting, buying and selling mortgage-backed debt securities.

         IXIS Real Estate Capital Inc. IXIS Real Estate Capital Inc. is a New
York corporation whose principal offices are located in New York, New York. IXIS
Real Estate Capital Inc. is a wholly-owned subsidiary of IXIS Capital Markets
North America Inc. IXIS Real Estate Capital Inc. is an affiliate of IXIS
Securities North America Inc., which is an underwriter.

         PNC Bank, National Association. PNC Bank, National Association is a
national banking association with its principal office in Pittsburgh,
Pennsylvania. PNC Bank, National Association's business is subject to examination and regulation by United States federal banking authorities. Its primary federal bank regulatory authority is the Office of the Comptroller of the Currency. PNC Bank, National Association is a wholly-owned indirect subsidiary of The PNC Financial Services Group, Inc., a Pennsylvania corporation
(PNC Financial), and is PNC Financial's principal bank subsidiary. PNC Financial and its subsidiaries offer a wide range of commercial banking, retail banking and trust and asset management services to its customers. As of December 31,
2004, PNC Bank, National Association had total consolidated assets representing
92.58% of PNC Financial's consolidated assets. PNC Bank, National Association is an affiliate of PNC Capital Markets, Inc., which is an underwriter. Midland Loan
Services, Inc., the initial master servicer, is a wholly-owned subsidiary of PNC
Bank, National Association.

ASSIGNMENT OF THE MORTGAGE LOANS

         On or before the date of initial issuance of the offered certificates, each mortgage loan seller will transfer its mortgage loans to us, and we will then transfer all the mortgage loans to the trust. In each case, the transferor will assign the subject mortgage loans, without recourse, to the transferee.

         In connection with the foregoing transfers, the related mortgage loan seller will be required to deliver the following documents, among others, to the trustee with respect to each of the mortgage loans (other than the Westchester
Trust Mortgage Loan)--

         o     either:

               1.   the original promissory note, endorsed without recourse to the order of the trustee or in blank; or

                                     S-107

               2.   if the original promissory note has been lost, a copy of
                    that note, together with a lost note affidavit and
                    indemnity;

         o     the original or a copy of the related mortgage instrument, together with originals or copies of any intervening assignments of that instrument, in each case, unless the particular document has not been returned from the applicable recording office, with evidence of recording or certified by the applicable recording office;

         o     the original or a copy of any separate assignment of leases and rents, together with originals or copies of any intervening assignments of that instrument, in each case, unless the
               particular document has not been returned from the applicable recording office, with evidence of recording or certified by the applicable recording office;

         o     either:

               1.   a completed assignment of the related mortgage instrument in favor of the trustee or in blank, in recordable form except for completion of the assignee's name if delivered in blank and except for missing recording information; or

               2.   a certified copy of that assignment as sent for recording;

         o     either:

               1.   a completed assignment of any separate related assignment of leases and rents in favor of the trustee or in blank, in
                    recordable form except for completion of the assignee's name if delivered in blank and except for missing recording
                    information; or

               2.   a certified copy of that assignment as sent for recording;

         o     an original or copy of the lender's policy or certificate of title insurance or, if a title insurance policy has not yet been issued or located, a commitment for title insurance, which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company;

         o     in those cases where applicable, the original or a copy of the related ground lease;

         o     originals or copies of any consolidation, assumption,
               substitution and modification agreements in those instances where the terms or provisions of the related mortgage instrument or promissory note have been consolidated or modified or the subject mortgage loan has been assumed; and

         o     a copy of any related letter of credit (the original of which will be required to be delivered to the master servicer).

provided that mortgage loan seller may deliver certain documents, including those identified in the third, fourth and fifth bullets, within the 30-day period following the date of which is issuance of the offered certificates.

         The related mortgage loan seller has represented to us that the above loan documents (to the extent applicable), among others, with respect to the
Westchester Trust Mortgage Loans (with the exception of the original mortgage note evidencing mortgage loan) have been delivered to the trustee under the MLMT
Series 2005-MCP1 pooling and servicing agreement in accordance with that agreement. In the case of that mortgage loan, the related mortgage loan seller will be required to deliver to the trustee only the related original mortgage note, together with a copy of the Westchester Intercreditor Agreement and the
MLMT Series 2005-MCP1 pooling and servicing agreement.

                                     S-108

         The trustee, either directly or through a custodian, is required to hold all of the documents delivered to it with respect to the mortgage loans, in trust for the benefit of the certificateholders. Within a specified period of time following that delivery, the trustee, directly or through a custodian, will be further required to conduct a review of those documents. The scope of the trustee's review of those documents will, in general, be limited solely to confirming that those documents have been received. None of the trustee, the fiscal agent, the master servicer, the special servicer or any custodian is under any duty or obligation to inspect, review or examine any of the documents relating to the mortgage loans to determine whether the document is valid, effective, enforceable, in recordable form or otherwise appropriate for the represented purpose.

         If--

         o     any of the above-described documents required to be delivered by the respective mortgage loan sellers to the trustee is not delivered or is otherwise defective in the manner contemplated by the pooling and servicing agreement; and

         o     that omission or defect materially and adversely affects the value of, or the interests of the certificateholders in, the subject loan,

then the omission or defect will constitute a material document defect as to which the certificateholders will have the rights against us described below under "--Repurchases and Substitutions", provided that no document defect (other than with respect to a mortgage note, mortgage, title insurance policy, ground lease or any letter of credit) will be considered to materially and adversely affect the interests of the certificateholders or the value of the related mortgage loan unless the document with respect to which the document defect exists is required in connection with an imminent enforcement of the lender's rights or remedies under the related mortgage loan, defending any claim asserted by any borrower or third party with respect to the mortgage loan, establishing the validity or priority of any lien on any collateral securing the mortgage loan or for any immediate servicing obligations.

         Within a specified period following the later of--

         o     the date on which the offered certificates are initially issued;
               and

         o     the date on which all recording information necessary to complete the subject document is received by the trustee,

the trustee or one or more independent third-party contractors retained at the expense of the mortgage loan sellers must submit for recording in the real property records of the applicable jurisdiction each of the assignments of recorded loan documents in the trustee's favor described above. Because most of the mortgage loans are newly originated, many of those assignments cannot be completed and recorded until the related mortgage and/or assignment of leases and rents, reflecting the necessary recording information, is returned from the applicable recording office.

REPRESENTATIONS AND WARRANTIES

         In each mortgage loan purchase agreement, the applicable mortgage loan seller has represented and warranted with respect to each mortgage loan (subject to certain exceptions specified in each mortgage loan purchase agreement), as of the issuance date, or as of such other date specifically provided in the representation and warranty, among other things, generally that:

         (a)      The information relating to the mortgage loan set forth in the loan schedule attached to the related mortgage loan purchase agreement will be true and correct in all material respects as of the cut-off date.

                                     S-109

         (b)      Immediately prior to its transfer and assignment of the
                  mortgage loan, it had good title to, and was the sole owner of, the mortgage loan.

         (c)      The related mortgage instrument is a valid and, subject to the exceptions and limitations on enforceability set forth in
                  clause (d) below, enforceable first priority lien upon the related mortgaged real property, prior to all other liens and there are no other liens and/or encumbrances that are pari passu with the lien of the mortgage, in any event subject, however, to the Permitted Encumbrances, which Permitted
                  Encumbrances do not, individually or in the aggregate,
                  materially interfere with the security intended to be provided by the related mortgage, the current principal use of the
                  related mortgaged real property, the value of the mortgaged real property or the current ability of the related mortgaged real property to generate income sufficient to service the mortgage loan.

         (d)      The promissory note, the mortgage instrument and each other agreement executed by or on behalf of the related borrower in connection with the mortgage loan is the legal, valid and
                  binding obligation of the related borrower, subject to any non-recourse provisions contained in any of the foregoing
                  agreements and any applicable state anti-deficiency or market value limit deficiency legislation. In addition, each of the foregoing documents is enforceable against the related
                  borrower in accordance with its terms, except as enforcement may be limited by (1) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other
                  similar laws affecting the enforcement of creditors' rights generally, (2) general principles of equity, regardless of whether such enforcement is considered in a proceeding in
                  equity or at law, and (3) public policy considerations
                  regarding provisions purporting to provide indemnification for securities law violations, except that certain provisions in those documents may be further limited or rendered
                  unenforceable by applicable law, but, subject to the
                  limitations set forth in the foregoing clauses (1), (2) and
                  (3), such limitations or unenforceability will not render
                  those loan documents invalid as a whole or substantially
                  interfere with the lender's realization of the principal
                  benefits and/or security provided thereby.

         (e)      It has not received notice and has no actual knowledge, of any proceeding pending for the condemnation of all or any material portion of the mortgaged real property for the mortgage loan.

         (f)      There exists an American Land Title Association or equivalent form of the lender's title insurance policy (or, if the title policy has yet to be issued, a pro forma policy or a marked up title insurance commitment binding on the title insurer) on which the required premium has been paid, insuring the first priority lien of the related mortgage instrument or, if more than one, mortgage instruments, in the original principal
                  amount of the mortgage loan after all advances of principal, subject only to Permitted Encumbrances, which Permitted
                  Encumbrances do not, individually or in the aggregate,
                  materially interfere with the security intended to be provided by the related mortgage, the current principal use of the
                  related mortgaged real property, the value of the mortgaged real property or the current ability of the related mortgaged real property to generate income sufficient to service the mortgage loan.

         (g)      The proceeds of the mortgage loan have been fully disbursed, except in those cases where the full amount of the mortgage loan has been disbursed, but a portion of the proceeds is
                  being held in escrow or reserve accounts pending satisfaction of specific leasing criteria, repairs or other matters with respect to the related mortgaged real property, and there is no requirement for future advances under the mortgage loan.

         (h)      If the related mortgage instrument is a deed of trust, a
                  trustee, duly qualified under applicable law, has either been properly designated and currently so serves or may be
                  substituted in accordance with the deed of trust and
                  applicable law.

                                     S-110

         (i)      Except as identified in the engineering report prepared by an independent engineering consultant obtained in connection with the origination of the mortgage loan, to its knowledge, the related mortgaged real property is in good repair and free and clear of any damage that would materially and adversely affect its value as security for the mortgage loan, except in any such case where an escrow of funds, letter of credit or
                  insurance coverage exists sufficient to effect the necessary repairs and maintenance.

REPURCHASES AND SUBSTITUTIONS

         In the case of (i) a breach of any of the loan-specific representations and warranties in any mortgage loan purchase agreement that materially and adversely affects the value of a mortgage loan or the interests of the certificateholders in that mortgage loan or (ii) a material document defect as described above under "--Assignment of the Mortgage Loans", the applicable mortgage loan seller, if it does not cure such breach or defect in all material respects within a period of 90 days following its receipt of notice thereof, is obligated pursuant to the applicable mortgage loan purchase agreement (the relevant rights under which have been assigned by us to the trustee) to either substitute a qualified substitute mortgage loan (so long as that substitution is effected prior to the second anniversary of the Closing Date) and pay any substitution shortfall amount or to repurchase the affected mortgage loan within such 90-day period at the purchase price described below; provided that, unless the breach or defect would cause the mortgage loan not to be a qualified mortgage within the meaning of section 860G(a)(3) of the Code, the applicable mortgage loan seller generally has an additional 90-day period to cure such breach or defect if it is diligently proceeding with such cure. Each mortgage loan seller is solely responsible for its repurchase or substitution obligation, and such obligations will not be our responsibility. The purchase price at which a mortgage loan seller will be required to repurchase a mortgage loan as to which there remains an uncured material breach or material document defect, as described above, will be generally equal to the sum (without duplication) of--

         o     the unpaid principal balance of that mortgage loan at the time of purchase, plus

         o     all unpaid interest due and accrued with respect to that mortgage loan at its mortgage interest rate to, but not including, the due date in the collection period of purchase (exclusive of any portion of that interest that constitutes Additional Interest), plus

         o     all unpaid interest accrued on Advances made under the pooling and servicing agreement with respect to that mortgage loan, plus

         o     all unreimbursed servicing advances made under the pooling and servicing agreement with respect to that mortgage loan, plus

         o     any reasonable costs and expenses, including, but not limited to, the cost of any enforcement action, incurred by the master servicer, the special servicer, the trustee or the trust fund in connection with any such purchase by a mortgage loan seller (to the extent not included in the preceding bullet), plus

         o     other Additional Trust Fund Expenses related to that mortgage loan, including special servicing fees, plus

         o     if the circumstances (which are discussed under "Servicing of the
               Mortgage Loans--Servicing and Other Compensation and Payment of
               Expenses--The Principal Recovery Fee") under which a principal recovery fee would be payable to the special servicer are
               present, a principal recovery fee.

         If (i) any mortgage loan is required to be repurchased or substituted for in the manner described above, (ii) such mortgage loan is then a Crossed
Loan, and (iii) the applicable document defect (including any omission) or breach of a representation and warranty does not constitute a defect or breach, as the case may be, as to any

                                     S-111

other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable defect or breach, as the case may be, will be deemed to constitute a defect or breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the related mortgage loan seller will be required to repurchase or substitute for such other Crossed
Loan(s) in the related Crossed Group unless (A) the weighted average debt service coverage ratio for all the remaining related Crossed Loans for the four calendar quarters immediately preceding the repurchase or substitution is not less than the weighted average debt service coverage ratio for all such related
Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding the repurchase or substitution; and (B) the weighted average loan-to-value ratio of the remaining related Crossed Loans determined at the time of repurchase or substitution, based upon an appraisal obtained by the special servicer, is not greater than the weighted average loan-to-value ratio for all such Crossed Loans (including the affected Crossed
Loan) at that time. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the mortgage loan seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related breach or defect exists or to repurchase or substitute for all of the
Crossed Loans in the related Crossed Group.

         To the extent that the related mortgage loan seller repurchases or substitutes only for an affected Crossed Loan as described in the immediately preceding paragraph while the trustee continues to hold any related Crossed
Loans, we and the related mortgage loan seller will agree in the related mortgage loan purchase agreement to forbear from enforcing any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Crossed Loans, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the
Crossed Loans held by such party, then both parties have agreed in the related mortgage loan purchase agreement to forbear from exercising such remedies until the loan documents evidencing and securing the relevant mortgage loans can be modified to remove the threat of material impairment as a result of the exercise of remedies.

         Notwithstanding the foregoing discussion, if any mortgage loan is otherwise required to be repurchased or substituted for in the manner described above, as a result of a document defect or breach with respect to one or more mortgaged real properties that secure a mortgage loan that is secured by multiple properties, the related mortgage loan seller will not be required to effect a repurchase or substitution of the subject mortgage loan if--

         o     the affected mortgaged real property(ies) may be released
               pursuant to the terms of any partial release provisions in the related loan documents and such mortgaged real property(ies) are, in fact, released,

         o     the remaining mortgaged real property(ies) satisfy the
               requirements, if any, set forth in the loan documents and the applicable mortgage loan seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or
               REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on prohibited transactions or contributions after the startup day of either REMIC I or REMIC II under the Code, and

         o     the related mortgage loan seller obtains written confirmation from each applicable rating agency that the release will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the offered certificates.

         Except with respect to breaches of certain representations regarding the borrower's obligation to pay certain costs (in respect of which the remedy is the payment of costs), the foregoing substitution or repurchase obligation constitutes the sole remedy available to the certificateholders and the trustee for any uncured material breach of any mortgage loan seller's representations and warranties or material document defects regarding its mortgage loans. There can be no assurance that the applicable mortgage loan seller will have the financial resources to repurchase any mortgage loan at any particular time. Each mortgage loan seller is the sole

                                     S-112

warranting party in respect of the mortgage loans sold to us by such mortgage loan seller, and neither we nor any of our affiliates will be obligated to substitute or repurchase any such affected mortgage loan in connection with a material breach of a mortgage loan seller's representations and warranties or material document defects if such mortgage loan seller defaults on its obligation to do so.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

         The description in this prospectus supplement of the mortgage pool is based upon the mortgage pool as it is expected to be constituted at the time the offered certificates are issued, with adjustments for the monthly debt service payments due on the mortgage loans on or before the cut-off date. Prior to the issuance of the offered certificates, one or more mortgage loans may be removed from the mortgage pool if we consider the removal necessary or appropriate. A limited number of other mortgage loans may be included in the mortgage pool prior to the issuance of the offered certificates, unless including those mortgage loans would materially alter the characteristics of the mortgage pool as described in this prospectus supplement. We believe that the information in this prospectus supplement will be generally representative of the characteristics of the mortgage pool as it will be constituted at the time the offered certificates are issued; however, the range of mortgage interest rates and maturities, as well as the other characteristics of the mortgage loans described in this prospectus supplement, may vary, and the actual initial mortgage pool balance may be as much as 5% larger or smaller than the initial mortgage pool balance specified in this prospectus supplement.

         A current report on Form 8-K will be available to purchasers of the offered certificates on or shortly after the date of initial issuance of the offered certificates. That current report on Form 8-K will be filed, together with the pooling and servicing agreement, with the Securities and Exchange
Commission within 15 days after the initial issuance of the offered certificates. If mortgage loans are removed from or added to the mortgage pool, that removal or addition will be noted in that current report on Form 8-K.

                         SERVICING OF THE MORTGAGE LOANS

GENERAL

         The servicing of the mortgage loans in the trust (other than the
Westchester Trust Mortgage Loan) will be governed by the pooling and servicing agreement. This section contains summary descriptions of some of the provisions of the pooling and servicing agreement relating to the servicing and administration of the mortgage loans (other than the Westchester Trust Mortgage
Loan) and any real estate owned by the trust (which will not include the
Westchester REO Property). You should also refer to the accompanying prospectus, in particular the section captioned "Description of the Governing Documents" for additional important information regarding provisions of the pooling and servicing agreement that relate to the rights and obligations of the master servicer and the special servicer.

         The pooling and servicing agreement provides that the master servicer and the special servicer must each service and administer the mortgage loans
(excluding the Westchester Trust Mortgage Loan) and any real estate owned by the trust for which it is responsible (which will not include the Westchester REO
Property), directly or through sub-servicers, in accordance with--

         o     any and all applicable laws; and

         o     the express terms of the pooling and servicing agreement and the respective mortgage loans.

                                     S-113

         Furthermore, to the extent consistent with the preceding paragraph, the master servicer and the special servicer must each service and administer the mortgage loans and any real estate owned by the trust for which it is responsible in accordance with the Servicing Standard.

         In general, the master servicer will be responsible for the servicing and administration of--

         o     all mortgage loans (excluding the Westchester Trust Mortgage
               Loan) as to which no Servicing Transfer Event has occurred; and

         o     all worked out mortgage loans as to which no new Servicing
               Transfer Event has occurred.

         The special servicer, on the other hand, will be responsible for the servicing and administration of each mortgage loan (excluding the Westchester
Trust Mortgage Loan) as to which a Servicing Transfer Event has occurred and which has not yet been worked out with respect to that Servicing Transfer Event.
The special servicer will also be responsible for the administration of each mortgaged real property that has been acquired by the trust with respect to a defaulted mortgage loan through foreclosure, deed-in-lieu of foreclosure or otherwise.

         Despite the foregoing, the pooling and servicing agreement will require the master servicer to continue to receive payments and prepare certain reports to the trustee required to be prepared with respect to any specially serviced mortgage loans being serviced under the pooling and servicing agreement and, otherwise, to render other incidental services with respect to any specially serviced mortgage loans and REO Properties being serviced and administered under the pooling and servicing agreement. Neither the master servicer nor the special servicer will have responsibility for the performance by the other of its respective obligations and duties under the pooling and servicing agreement.

         The master servicer will transfer servicing of a mortgage loan serviced by it to the special servicer upon the occurrence of a Servicing Transfer Event with respect to that mortgage loan. The special servicer will return the servicing of that mortgage loan to the master servicer, and that mortgage loan will be considered to have been worked out, if and when all Servicing Transfer
Events with respect to that mortgage loan cease to exist as described in the definition of "Servicing Transfer Event' in the glossary to this prospectus supplement, in which event that mortgage loan would be considered to be a worked out mortgage loan.

         As indicated above, the Westchester Trust Mortgage Loan will not be serviced under the pooling and servicing agreement. Under the terms of the
Westchester Intercreditor Agreement, for so long as the Westchester Pari Passu
Non-Trust Loan is part of the Merrill Lynch Mortgage Trust Series 2005-MCP1 commercial mortgage securitization, which we refer to in this prospectus supplement as MLMT Series 2005-MCP1, the Westchester Loan Combination will be serviced and administered by the MLMT Series 2005-MCP1 master servicer and special servicer, in accordance with the MLMT Series 2005-MCP1 pooling and servicing agreement. The discussion below regarding servicing generally relates solely to the servicing of the mortgage loans in the trust, exclusive of the
Westchester Trust Mortgage Loan, under the pooling and servicing agreement. The servicing arrangements under the MLMT Series 2005-MCP1 pooling and servicing agreement are generally similar but not identical to those under the pooling and servicing agreement.

THE MASTER SERVICER AND THE SPECIAL SERVICER

         The Master Servicer. Midland Loan Services, Inc., a Delaware
corporation, in its capacity as master servicer under the pooling and servicing agreement, will be responsible for servicing the mortgage loans (other than the
Westchester Trust Mortgage Loan) that are not specially serviced mortgage loans and will not be responsible for servicing REO Properties. Although the master servicer will be authorized to employ agents, including sub-servicers, to service the mortgage loans or perform certain servicing functions for which it will be responsible, the master servicer will remain liable for its servicing obligations under the pooling and servicing agreement.

                                     S-114

         Midland Loan Services, Inc. is a wholly-owned subsidiary of PNC Bank,
National Association, one of the mortgage loan sellers, and an affiliate of PNC
Capital Markets, Inc., one of the underwriters. PNC Bank, National Association and PNC Capital Markets, Inc. are both wholly-owned subsidiaries of The PNC
Financial Services Group, Inc. Midland is a real estate financial services company that provides loan servicing and asset management for large pools of commercial and multifamily real estate assets. Midland's principal offices are located at 10851 Mastin Street, Building 82, Suite 700, Overland Park, Kansas
66210.

         As of June 30, 2005, Midland was servicing approximately 15,879 commercial and multifamily loans with a principal balance of approximately
$118.8 billion. The collateral for such loans is located in all 50 states, the
District of Columbia, Puerto Rico, Guam and Canada. Approximately 10,603 of such loans, with a total principal balance of approximately $84.3 billion, pertain to commercial and multifamily mortgage-backed securities. The related loan pools include multifamily, office, retail, hospitality and other income-producing properties. As of June 30, 2005, Midland was named the special servicer in approximately 97 commercial mortgage-backed securities transactions with an aggregate outstanding principal balance of approximately $60.9 billion. With respect to such transactions as of such date, Midland was administering approximately 106 assets with an outstanding principal balance of approximately
$894.0 million.

         Property type concentrations within the portfolio include multifamily, office, retail, hospitality and other types of income producing properties.
Midland also provides commercial loan servicing for newly-originated loans and loans acquired in the secondary market for financial institutions, private investors and issuers of commercial and multifamily mortgage-backed securities.

         Midland is approved as a master servicer, special servicer and primary servicer for investment-grade rated commercial and multifamily mortgage-backed securities by Fitch, Moody's, S&P and DBRS. Midland has received the highest rankings as a master, primary and special servicer from both Fitch and S&P. S&P ranks Midland as "Strong" and Fitch ranks Midland as "1" for each category.

         Midland currently maintains an Internet-based investor reporting system, CMBS Investor Insight(R), that contains updateD performance information at the portfolio, loan and property levels on the various commercial mortgage-backed securities transactions that it services. Certificateholders, prospective transferees and other appropriate parties may obtain access to CMBS
Investor Insight(R) through Midland's website, "www.midlandls.com". Midland may require registration and the execution of an access agreement iN connection with providing access to CMBS Investor Insight(R). Specific questions about portfolio, loan and property performance may bE sent to Midland via e-mail at
askmidland@midlandls.com.

         The information set forth in this prospectus supplement concerning
Midland Loan Services, Inc. has been provided by it. Neither we nor any underwriter makes any representation or warranty as to the accuracy or completeness of this information.

         The Special Servicer. LNR Partners, Inc., a Florida corporation and a subsidiary of LNR Property Holdings Ltd, (LNR Ltd), will act as special servicer with respect to the mortgage pool (other than the Westchester Trust Mortgage
Loan) and any related REO Properties. The principal executive offices of Lennar are located at 1601 Washington Avenue, Miami Beach, Florida 33139, and its
telephone number is (305) 695-5600.

         LNR Ltd., through its subsidiaries, affiliates and joint ventures, is involved in the real estate investment, finance and management business and engages principally in:

         o     acquiring, developing, repositioning, managing and selling commercial and multifamily residential real estate properties,

         o     investing in high-yielding real estate loans, and

                                     S-115

         o     investing in, and managing as special servicer, unrated and non-investment grade rated commercial mortgage-backed securities.

         LNR Partners, Inc. and its affiliates have regional offices located across the country in Florida, Georgia, Oregon, Texas, Massachusetts, North
Carolina and California, and in Europe in London, England, Paris, France and
Munich, Germany. As of May 31, 2005, Lennar and its affiliates were managing a portfolio which included an original count of approximately 16,000 assets in all
50 states and in Europe with an original face value of $130 billion, all of which are commercial real estate assets representing 140 securitization transactions, for which LNR Partners, Inc. acts as special servicer. LNR
Partners, Inc. and its affiliates own and are in the business of acquiring assets similar in type to the assets of the trust. Accordingly, the assets of
LNR Partners, Inc. and its affiliates may, depending upon the particular circumstances including the nature and location of such assets, compete with the mortgaged real properties securing the underlying mortgage loans for tenants, purchasers, financing and so forth.

         The information set forth in this prospectus supplement concerning
Lennar and LNR has been provided by them. Neither we nor any underwriter makes any representation or warranty as to the accuracy or completeness of this information.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

         The Master Servicing Fee. The principal compensation to be paid to the master servicer with respect to its master servicing activities will be the master servicing fee.

         The master servicing fee:

         o     will be earned with respect to each and every mortgage loan in the trust, including--

               1.   the Westchester Trust Mortgage Loan;

               2.   each specially serviced mortgage loan, if any; and

               3.   each mortgage loan, if any, as to which the corresponding
                    mortgaged real property has become REO Property; and

         o     in the case of each mortgage loan, will--

               1.   be calculated on the same interest accrual basis as that
                    mortgage loan, which will be either a 30/360 Basis or an
                    Actual/360 Basis (except in the case of partial periods of less than a month, when it will be calculated on the basis of the actual number of days elapsed in that partial period and a 360-day year);

               2.   accrue at the related master servicing fee rate;

               3.   accrue on the same principal amount as interest accrues or is deemed to accrue from time to time with respect to that mortgage loan; and

               4.   be payable (a) monthly from amounts received with respect to interest on that mortgage loan and/or (b) if the subject
                    mortgage loan and any related REO Property has been
                    liquidated, out of general collections on the mortgage pool.

         For purposes of this prospectus supplement, master servicing fees include primary servicing fees. The master servicer will be the primary servicer for certain of the mortgage loans.

         Subject to certain conditions, Midland Loan Services, Inc. is entitled, under the pooling and servicing agreement, to receive, or to assign or pledge to any qualified institutional buyer or institutional accredited investor

                                     S-116

(other than a Plan), the excess servicing strip, which is a portion of the master servicing fee. If Midland resigns or is terminated as master servicer, it
(or its assignee) will continue to be entitled to receive the excess servicing strip and will be paid that excess servicing strip (except to the extent that any portion of that excess servicing strip is needed to compensate any successor master servicer for assuming the duties of Midland as master servicer under the pooling and servicing agreement). We make no representation or warranty regarding whether, following any resignation or termination of Midland as master servicer, (a) any holder of the excess servicing strip would dispute the trustee's determination that any portion of the excess servicing strip was necessary to compensate a successor master servicer or (b) the ability of the trustee to successfully recapture the excess servicing strip or any portion of that strip from any holder of the excess servicing strip, in particular if that holder were the subject of a bankruptcy or insolvency proceeding.

         Investment Income. The master servicer will be authorized, but not required, to invest or direct the investment of funds held in its collection account, or in any and all accounts maintained by it that are escrow and/or reserve accounts, only in Permitted Investments. See "--Collection Account"
below. The master servicer will be entitled to retain any interest or other income earned on those funds, in general, and will be required (subject to certain exceptions set forth in the pooling and servicing agreement) to cover any losses of principal from its own funds.

         The special servicer will be authorized, but not required, to invest or direct the investment of funds held in its REO account in Permitted Investments.
See "--REO Properties" below. The special servicer will be entitled to retain any interest or other income earned on those funds, in general, and will be required (subject to certain exceptions set forth in the pooling and servicing agreement) to cover any losses of principal from its own funds without any right to reimbursement.

         Prepayment Interest Shortfalls. The pooling and servicing agreement provides that, if any Prepayment Interest Shortfalls are incurred by reason of voluntary principal prepayments being made by borrowers with respect to any mortgage loans (including the Westchester Trust Mortgage Loan) during any collection period (other than principal prepayments made out of insurance proceeds, condemnation proceeds or liquidation proceeds), the master servicer must make a nonreimbursable payment with respect to the related distribution date in an amount equal to the lesser of:

         o     the total amount of those Prepayment Interest Shortfalls; and

         o     the sum of the following components of the master servicer's total servicing compensation for that same collection period--

               1.   that portion of the master servicing fees that represents an accrual at a rate of 0.01% per annum; and

               2.   the total amount of Prepayment Interest Excesses that were collected during the subject collection period;

provided, however, that if a Prepayment Interest Shortfall occurs as a result of the master servicer's allowing the related borrower to deviate from the terms of the related loan documents regarding principal prepayments (other than (a)
subsequent to a material default under the related loan documents, (b) pursuant to applicable law or a court order, or (c) at the request or with the consent of the special servicer or the controlling class representative), then, for purposes of determining the payment that the master servicer is required to make to cover that Prepayment Interest Shortfall, the reference to "master servicing fee" in clause (1) of the second bullet of this paragraph will be construed to include the entire master servicing fee payable to the master servicer for that same collection period, inclusive of any portion payable to a third-party primary servicer, and the amount of any investment income earned by the master servicer on the related principal prepayment while on deposit in the master servicer's collection account. The MLMT Series 2005-MCP1 master servicer will not be required to make

                                     S-117

any compensating interest payments to cover Prepayment Interest Shortfalls on the Westchester Trust Mortgage Loan. Without the consent of the special servicer, the master servicer may not allow a borrower to deviate from the terms of the related loan documents regarding voluntary principal prepayments (other than with respect to principal prepayments made out of insurance proceeds, condemnation proceeds or liquidation proceeds) if a Prepayment Interest
Shortfall would occur as a result of the deviation.

         No other master servicing compensation will be available to cover
Prepayment Interest Shortfalls, and the master servicer's obligation to make payments to cover Prepayment Interest Shortfalls in respect of a particular collection period will not carry over to any following collection period. In addition, the master servicer will be required to apply any Prepayment Interest
Excesses with respect to a particular collection period, that are not otherwise used to cover Prepayment Interest Shortfalls as described above, to cover any shortfalls in interest caused as a result of the prepayment of a mortgage loan by the application of a condemnation award or casualty insurance proceeds, in each case that are actually received, in reduction of the subject mortgage loan's principal balance.

         Any payments made by the master servicer with respect to any distribution date to cover Prepayment Interest Shortfalls will be included among the amounts payable as principal and interest on the certificates on that distribution date as described under "Description of the Offered
Certificates--Payments" in this prospectus supplement. If the amount of the payments made by the master servicer with respect to any distribution date to cover Prepayment Interest Shortfalls is less than the total of all the
Prepayment Interest Shortfalls incurred with respect to the mortgage pool during the related collection period, then the resulting Net Aggregate Prepayment
Interest Shortfall will be allocated among the respective interest-bearing classes of the certificates (other than the class XC and XP certificates), in reduction of the interest payable on those certificates, as and to the extent described under "Description of the Offered Certificates--Payments--Payments of
Interest" in this prospectus supplement.

         Principal Special Servicing Compensation. The principal compensation to be paid to the special servicer with respect to its special servicing activities will be--

         o     the special servicing fee;

         o     the workout fee; and

         o     the principal recovery fee.

         The Special Servicing Fee. The special servicing fee:

         o     will be earned with respect to--

               1.   each specially serviced mortgage loan, if any; and

               2    each mortgage loan (other than the Westchester Trust
                    Mortgage Loan), if any, as to which the corresponding
                    mortgaged real property has become REO Property; and

         o     with respect to each mortgage loan referred to in the prior paragraph, will--

               1.   be calculated on the same interest accrual basis as that
                    mortgage loan, which will be either a 30/360 Basis or an
                    Actual/360 Basis (except in the case of partial periods of less than a month, when it will be calculated on the basis of the actual number of days elapsed in that partial period and a 360-day year);

               2.   accrue at a special servicing fee rate of 0.35% per annum;

               3.   accrue on the same principal amount as interest accrues or is deemed to accrue from time to time on that mortgage loan;
                    and

                                     S-118

               4.   will be payable monthly from related liquidation proceeds, insurance proceeds and condemnation proceeds and then from general collections on all the mortgage loans and any REO
                    Properties, that are on deposit in the master servicer's
                    collection account from time to time.

Notwithstanding the foregoing, the special servicer will be entitled to receive a minimum fee of $4,000 a month for each specially serviced mortgage loan and each mortgage loan as to which the corresponding mortgaged real property has become REO Property.

         The Workout Fee. The special servicer will, in general, be entitled to receive a workout fee with respect to each specially serviced mortgage loan that has been worked out by it. The workout fee will be payable out of, and will be calculated by application of a workout fee rate of 1.0% to, each collection of interest and principal received on the subject mortgage loan for so long as it remains a worked out mortgage loan. The workout fee with respect to any worked out mortgage loan will cease to be payable if a new Servicing Transfer Event occurs with respect to the mortgage loan. However, a new workout fee would become payable if the mortgage loan again became a worked out mortgage loan with respect to that new Servicing Transfer Event. If the special servicer is terminated or resigns, it will retain the right to receive any and all workout fees payable with respect to those mortgage loans (other than the Westchester trust mortgage loan) that became worked out mortgage loans during the period that it acted as special servicer and remained (and with respect to those mortgage loans that, subject to the conditions set forth in the pooling and servicing agreement, were about to become) worked out mortgage loans at the time of its termination or resignation. The successor special servicer will not be entitled to any portion of those workout fees. Although workout fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any workout fee will reduce amounts payable to the certificateholders.

         The Principal Recovery Fee. The special servicer will be entitled to receive a principal recovery fee with respect to each specially serviced mortgage loan (or any replacement mortgage loan substituted for it) for which it obtains a full or discounted payoff from the related borrower except as described in the following paragraph. The special servicer will also be entitled to receive a principal recovery fee with respect to any specially serviced mortgage loan or REO Property as to which it receives any liquidation proceeds, insurance proceeds or condemnation proceeds except as described in the next paragraph. The principal recovery fee will be payable from any full or discounted payoff, liquidation proceeds, insurance proceeds or condemnation proceeds. As to each specially serviced mortgage loan and REO Property, the principal recovery fee will be payable from, and will be calculated by application of a principal recovery fee rate of 1.0% to, the related payment or proceeds.

         Notwithstanding anything to the contrary described in the prior paragraph, no principal recovery fee will be payable based on, or out of, payments or proceeds received in connection with:

         o     the repurchase or replacement of any mortgage loan by a loan seller for a breach of representation or warranty or for
               defective or deficient loan documentation, as described under
               "Description of the Mortgage Pool--Repurchases and Substitutions"
               in this prospectus supplement within the time period (or
               extension thereof) provided for such repurchase or replacement or, if such repurchase or replacement occurs after such time period, if the mortgage loan seller was acting in good faith to resolve such breach or defect;

         o     except as described under "--Realization Upon Defaulted Mortgage
               Loans" below with respect to certain assignees, the purchase of any defaulted mortgage loan or REO Property by the special servicer or any single holder - or, if applicable, beneficial owner - of certificates evidencing the largest interest in the controlling class of the certificates as described under
               "--Realization Upon Defaulted Mortgage Loans" below;

                                     S-119

         o     the purchase of the Westchester Trust Mortgage Loan by the holder of a Westchester Subordinate Non-Trust Loan, as described under
               "Description of the Mortgage Pool--Westchester Loan Combination"
               in this prospectus supplement, unless provided for under the
               Westchester Intercreditor Agreement;

         o     the purchase of all the mortgage loans and REO Properties by the master servicer, the special servicer or any single holder - or, if applicable, beneficial owner - of certificates evidencing the largest interest in the controlling class of the certificates in connection with the termination of the trust, as described under
               "Description of the Offered Certificates--Termination" in this prospectus supplement;

         o     the exchange, following the date on which the total principal balances of the class A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AJ, B,
               C and D certificates are reduced to zero, of all the remaining certificates (other than the class Z, R-I and R-II certificates)
               for all the mortgage loans and REO Properties in the trust at the time of exchange, subject to the conditions set forth in the pooling and servicing agreement; and

         o     the payoff or liquidation of the Westchester Trust Mortgage Loan.

         Although principal recovery fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any principal recovery fee will reduce amounts payable to the certificateholders.

         Additional Servicing Compensation. As additional master servicing compensation, the master servicer will be entitled to receive any Prepayment
Interest Excesses collected with respect to the entire mortgage pool (except to the extent required to offset any Prepayment Interest Shortfalls and except to the extent they relate to the Westchester Trust Mortgage Loan).

         In addition, the following items collected on any mortgage loan in the mortgage pool (in the case of the Westchester Trust Mortgage Loan, to the extent, if any, that any such amounts are received from the MLMT Series
2005-MCP1 master servicer in accordance with the Westchester Intercreditor
Agreement and the MLMT Series 2005-MCP1 pooling and servicing agreement) will be allocated between the master servicer and the special servicer as additional compensation in accordance with the pooling and servicing agreement:

         o     any late payment charges and Penalty Interest actually collected on any particular mortgage loan in the mortgage pool, which late payment charges and Penalty Interest are not otherwise applied--

               1.   to pay the master servicer, the special servicer, the
                    trustee or the fiscal agent, as applicable, any unpaid
                    interest on Advances made by that party with respect to that mortgage loan (including the Westchester Trust Mortgage
                    Loan) or the related mortgaged real property,

               2.   to reimburse the trust fund for any interest on Advances
                    that were made with respect to that mortgage loan (including the Westchester Trust Mortgage Loan) or the related
                    mortgaged real property, which interest was paid to the
                    master servicer, the special servicer, the trustee or the
                    fiscal agent, as applicable, from a source of funds other
                    than late payment charges and Penalty Interest collected on that mortgage loan,

               3.   to pay, or to reimburse the trust fund for, any expenses
                    incurred by the special servicer in connection with
                    inspecting the related mortgaged real property following a
                    Servicing Transfer Event with respect to that mortgage loan or after that property has become an REO Property, or

                                     S-120

               4.   to pay, or to reimburse the trust fund for, any other
                    expenses incurred with respect to that mortgage loan
                    (including the Westchester Trust Mortgage Loan) or the
                    related mortgaged real property that are or, if paid from a source other than Penalty Interest and/or late payment
                    charges collected on that mortgage loan, would result in an
                    Additional Trust Fund Expense; and

         o     any modification fees, assumption fees, assumption application fees, earnout fees, release fees, consent/waiver fees, extension fees, defeasance fees and other comparable transaction fees and charges.

         Payment of Expenses; Servicing Advances. Each of the master servicer and the special servicer will be required to pay its overhead costs and any general and administrative expenses incurred by it in connection with its servicing activities under the pooling and servicing agreement. The master servicer and the special servicer will not be entitled to reimbursement for expenses except as expressly provided in the pooling and servicing agreement.

         Any and all customary, reasonable and necessary out of pocket costs and expenses incurred by the master servicer, the trustee, the fiscal agent or, in some cases, the special servicer, in connection with the servicing of a mortgage loan, if a default is imminent thereunder or after a default, delinquency or other unanticipated event, or in connection with the administration of any REO
Property, will be servicing advances. Servicing advances will be reimbursable from future payments and other collections, including insurance proceeds, condemnation proceeds and liquidation proceeds, received in connection with the related mortgage loan or REO Property.

         The special servicer will be required to notify the master servicer as to when the master servicer must make servicing advances with respect to a specially serviced mortgage loan or REO Property (other than the Westchester
Trust Mortgage Loan or the Westchester REO Property). Generally, the special servicer must make the request at least five business days prior to the date the
Advance must be made or, in the case of Advances required to be made on an emergency basis, such shorter period provided in the pooling and servicing agreement. The master servicer must make the requested servicing advance within a specified number of days following the master servicer's receipt of the request. The special servicer will have the option, but not the obligation, to make such Advances.

         If the master servicer is required under the pooling and servicing agreement to make a servicing advance, but does not do so within 15 days after the servicing advance is required to be made, then the trustee will be required:

         o     if it has actual knowledge of the failure, to give the master servicer notice of its failure; and

         o     if the failure continues for five more business days, to make the servicing advance.

         The fiscal agent will be required to make any advance the trustee was required, but failed, to make. The trustee will not be in default under the pooling and servicing agreement if the fiscal agent makes a back up advance on its behalf.

         Despite the foregoing discussion or anything else to the contrary in this prospectus supplement, none of the master servicer, the special servicer, the trustee or the fiscal agent will be obligated to make servicing advances that, it determines in accordance with the Servicing Standard (in the case of the master servicer or special servicer) or its good faith business judgment (in the case of the trustee or the fiscal agent), would not be ultimately recoverable, together with interest accrued on that advance, from expected collections on the related mortgage loan or REO Property. The trustee and the fiscal agent will be entitled to rely on any determination of non-recoverability made by the master servicer. In addition, the special servicer may also determine that any servicing advance made or proposed to be made by the master servicer, the trustee or the fiscal agent is not

                                     S-121

recoverable, together with interest accrued on that servicing advance, from proceeds of the mortgage loan to which that Advance relates, and the master servicer, the trustee and the fiscal agent will be required to act in accordance with that determination (on which determination they will, as provided in the pooling and servicing agreement, conclusively rely).

         If the master servicer, the special servicer, the trustee or the fiscal agent makes any servicing advance that it (or, in the case of the master servicer, the trustee or the fiscal agent, the special servicer) subsequently determines, in its judgment, is not recoverable, together with interest accrued on that Advance, from expected collections on the related mortgage loan or REO
Property, it may obtain reimbursement for that Advance, together with interest on that Advance, out of general collections on the mortgage loans and any REO
Properties on deposit in the master servicer's collection account from time to time subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the Offered
Certificates--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" in this prospectus supplement. The master servicer, the special servicer, the trustee or the fiscal agent may also obtain reimbursement for any servicing advance that constitutes a Workout-Delayed
Reimbursement Amount out of general principal collections on the mortgage loans and any REO Properties on deposit in the master servicer's collection account from time to time subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the Offered
Certificates--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" in this prospectus supplement.

         The parties to the pooling and servicing agreement will have no obligation to make servicing advances with respect to the Westchester Mortgaged
Property. The MLMT Series 2005-MCP1 master servicer is required to make servicing advances with respect to the Westchester Loan Combination and the
Westchester Mortgaged Property in a manner similar to the manner in which the master servicer will be required to make servicing advances under the pooling and servicing agreement.

         The master servicer will be permitted to pay, and the special servicer may direct the payment of, some servicing expenses directly out of the master servicer's collection account and at times without regard to the relationship between the expense and the funds from which it is being paid (subject to the limitations for reimbursement of Advances from general collections), which may include servicing expenses relating to the remediation of any adverse environmental circumstance or condition at any of the mortgaged real properties.

         The master servicer, the special servicer, the trustee and the fiscal agent will be entitled to receive interest on servicing advances made by them.
The interest will accrue on the amount of each servicing advance, for so long as the servicing advance is outstanding, at a rate per annum equal to the prime rate as published in the "Money Rates" section of The Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any servicing advance will be payable in the collection period in which that
Advance is reimbursed--

         o     first, out of Penalty Interest and late payment charges collected on the related mortgage loan during that collection period; and

         o     second, if and to the extent that the Penalty Interest and late charges referred to in clause first above are insufficient to cover the advance interest, out of any amounts then on deposit in the master servicer's collection account subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the Offered
               Certificates--Advances of Delinquent Monthly Debt Service
               Payments and Reimbursement of Advances" in this prospectus supplement.

         The special servicer may, but is not obligated to, make any servicing advance on a specially serviced mortgage loan or REO Property for which it is responsible (as required on an emergency or urgent basis) and then

                                     S-122

request from the master servicer reimbursement of the servicing advance, together with interest thereon as set forth in the pooling and servicing agreement. Upon the master servicer's reimbursing the special servicer for any such servicing advance, the master servicer will be considered to have made that servicing advance as of the date that the special servicer actually made it.

         Subject to certain conditions, the master servicer may (and must, if directed by the special servicer in connection with a specially serviced mortgage loan or an REO Property for which it is responsible) pay directly out of the collection account any servicing advance that it considers to be nonrecoverable in accordance with the Servicing Standard, provided that the master servicer or the special servicer has determined, in accordance with the
Servicing Standard, that this payment is in the best interests of the certificateholders.

         For additional information regarding reimbursement of servicing advances, see "Description of the Offered Certificates--Advances of Delinquent
Monthly Debt Service Payments and Reimbursement of Advances" in this prospectus supplement.

         Certain Litigation Matters. The management, prosecution, defense and/or settlement of claims and litigation relating to any mortgage loan brought against the trust fund or any party to the pooling and servicing agreement will generally be handled by the master servicer and the special servicer, as more specifically provided for in the pooling and servicing agreement.

SUB-SERVICERS

         Subject to such limitations as may be provided for in the pooling and servicing agreement, the master servicer and the special servicer may each delegate any of its servicing obligations under the pooling and servicing agreement to any one or more third-party primary servicers. Any delegation of servicing obligations by the special servicer will be subject to the consent of the controlling class representative. The master servicer or the special servicer, as the case may be, will remain obligated under the pooling and servicing agreement for any duties delegated to a sub-servicer. Each sub-servicing agreement between the master servicer or special servicer, as the case may be, and a sub-servicer must provide that, if for any reason the master servicer or special servicer, as the case may be, is no longer acting in that capacity, the trustee or any designee of the master servicer or special servicer, as applicable, may:

         o     assume the party's rights and obligations under the sub-servicing agreement; or

         o     if there is an event of default thereunder, terminate the
               sub-servicing agreement.

         The master servicer and special servicer will each be required to monitor the performance of sub-servicers retained by it. The master servicer and special servicer will each be solely liable for all fees owed by it to any sub-servicer retained by it, irrespective of whether its compensation under the pooling and servicing agreement is sufficient to pay those fees. Each sub-servicer will be entitled to reimbursement out of collections on the related mortgage loans it is sub-servicing for various expenditures it makes, generally to the same or similar extent as the master servicer or special servicer, as the case may be, would be reimbursed under the pooling and servicing agreement.

THE CONTROLLING CLASS REPRESENTATIVE

         Controlling Class. As of any date of determination, the controlling class of certificateholders will be the holders of the most subordinate class of certificates then outstanding, other than the class XC, XP, Z, R-I and R-II certificates, that has a total principal balance that is greater than 25% of that class's original total principal balance. However, if no class of certificates, other than the class XC, XP, Z, R-I and R-II certificates, has a total principal balance that satisfies this requirement, then the controlling class of certificateholders will be the holders

                                     S-123

of the most subordinate class of certificates then outstanding, other than the class XC, XP, Z, R-I and R-II certificates. The class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates will be treated as one class for purposes of determining, and exercising the rights of, the controlling class. Appraisal Reduction Amounts will not be considered in determining the principal balance outstanding on the applicable class of certificates for the purpose of determining the controlling class.

         Selection of the Controlling Class Representative. The holders of certificates representing more than 50% of the total principal balance of the controlling class of certificates will be entitled to--

         o     select a representative having the rights and powers described under "--Rights and Powers of the Controlling Class
               Representative" below; or

         o     replace an existing controlling class representative.

         The trustee will be required to promptly notify all the
certificateholders of the controlling class that they may select a controlling class representative upon:

         o     the receipt by the trustee of written requests for the selection of a controlling class representative from the holders of
               certificates representing more than 50% of the total principal balance of the controlling class of certificates;

         o     the resignation or removal of the person acting as controlling class representative; or

         o     a determination by the trustee that the controlling class of certificateholders has changed.

         The notice will explain the process for selecting a controlling class representative. The appointment of any person as the controlling class representative will generally not be effective until that person provides the trustee with--

         o     written confirmation of its acceptance of its appointment;

         o     an address and facsimile number for the delivery of notices and other correspondence; and

         o     a list of officers or employees of the person with whom the parties to the pooling and servicing agreement may deal,
               including their names, titles, work addresses and facsimile numbers.

         We anticipate that an affiliate of the initial special servicer will purchase certain non-offered classes of certificates, including the class Q certificates (which will be the initial controlling class of certificates), and will be the initial controlling class representative.

         Resignation and Removal of the Controlling Class Representative. The
controlling class representative may at any time resign by giving written notice to the trustee and each certificateholder of the controlling class. The holders of certificates representing more than 50% of the total principal balance of the controlling class of certificates, will be entitled to remove any existing controlling class representative by giving written notice to the trustee and to the existing controlling class representative.

         Rights and Powers of the Controlling Class Representative. The special servicer will be required to prepare an asset status report for each mortgage loan (excluding the Westchester Trust Mortgage Loan) that becomes a specially serviced mortgage loan, not later than 60 days after the servicing of the mortgage loan is transferred to the special servicer. Each asset status report is to include, among other things, a summary of the status of the subject specially serviced mortgage loan and negotiations with the related borrower and a summary of the special servicer's recommended action with respect to the subject specially serviced mortgage loan. Each asset status report is required to be delivered to the controlling class representative, among others, by the special servicer.

                                     S-124

         If, within ten business days of receiving an asset status report that relates to a recommended action to which the controlling class representative is entitled to object, as described below, the controlling class representative does not disapprove the asset status report in writing, then the special servicer will be required to take the recommended action as outlined in the asset status report; provided, however, that the special servicer may not take any action that is contrary to applicable law, the Servicing Standard or the terms of the applicable loan documents. If the controlling class representative disapproves an initial asset status report, the special servicer will be required to revise the asset status report and deliver to the controlling class representative, among others, a new asset status report as soon as practicable, but in no event later than 30 days after such disapproval.

         The special servicer will be required to continue to revise an asset status report as described above until the controlling class representative does not disapprove a revised asset status report in writing within 10 business days of receiving the revised asset status report or until the special servicer makes one of the determinations described below. The special servicer may, from time to time, modify any asset status report it has previously delivered and implement such modified report; provided that the modified report shall have been prepared, reviewed and not rejected as described above. Notwithstanding the foregoing, the special servicer may, following the occurrence of an extraordinary event with respect to the related mortgaged real property, take any action set forth in an asset status report (that is consistent with the terms of the pooling and servicing agreement) before the expiration of a
10-business day period if the special servicer has reasonably determined that failure to take the action would materially and adversely affect the interests of the certificateholders, and the special servicer has made a reasonable effort to contact the controlling class representative. The foregoing discussion notwithstanding, the special servicer will be required to determine whether any affirmative disapproval is not in the best interest of all the certificateholders pursuant to the Servicing Standard.

         Upon making a determination of the nature described in the last sentence of the immediately preceding paragraph, the special servicer will be required to notify the trustee of the rejection of the controlling class representative's disapproval and deliver to the trustee a proposed notice to certificateholders which must include a copy of the subject asset status report, and the trustee will be required to send that notice to all certificateholders.
If the majority of such certificateholders, as determined by voting rights, fail, within 10 days of the trustee's sending such notice, to reject the asset status report, the special servicer will implement the same. If the asset status report is rejected by a majority of the certificateholders (other than for a reason which violates the Servicing Standard), the special servicer will be required to revise that asset status report as described above and provide a copy of such revised report to the master servicer. The trustee will be entitled to reimbursement from the trust fund for the reasonable expenses of providing any notice described above.

         Except under the circumstances described above where the
certificateholders have approved an asset status report rejected by the controlling class representative, in the event the controlling class representative and the special servicer have been unable to agree upon an asset status report with respect to a specially serviced mortgage loan within 90 days of the controlling class representative's receipt of the initial asset status report, the special servicer must implement the actions directed by the controlling class representative unless doing so would result in any of the consequences contemplated in clauses (a) through (d) in the following paragraph, in which event the special servicer must implement the actions described in the most recent asset status report submitted to the controlling class representative by the special servicer. Notwithstanding the fact that an asset status report has been prepared and/or approved, the controlling class representative will remain entitled to advise and object regarding the actions described below and any related asset status report will not be a substitute for the exercise of those rights.

         No direction of the controlling class representative or the majority of the certificateholders in connection with any asset status report may (a)
require or cause the special servicer to violate the terms of the subject mortgage loan, applicable law or any provision of the pooling and servicing agreement, including the special servicer's obligation to act in accordance with the Servicing Standard and to maintain the REMIC status of

                                     S-125

REMIC I and REMIC II, (b) result in the imposition of any tax on "prohibited transactions" or contributions after the startup date of either REMIC I or REMIC
II under the Code, (c) expose any party to the pooling and servicing agreement, any mortgage loan seller or the trust fund to any claim, suit or liability or
(d) expand the scope of the master servicer's, trustee's or special servicer's responsibilities under the pooling and servicing agreement.

         Under the MLMT Series 2005-MCP1 pooling and servicing agreement, the
MLMT Series 2005-MCP1 special servicer will be required to prepare an asset status report similar to that described above with respect to the special servicer for our Series 2005-CIP1 certificates for the Westchester Trust
Mortgage Loan if that mortgage loan becomes a specially serviced mortgage loan under that agreement.

         Under the MLMT Series 2005-MCP1 pooling and servicing agreement, the
Westchester Controlling Party will have the right, similar to that of the controlling class representative discussed above, to reject an asset status report. The MLMT Series 2005-MCP1 pooling and servicing agreement contains provisions similar to those discussed above for the resolution of differences regarding an asset status report between the MLMT Series 2005-MCP1 special servicer and the Westchester Controlling Party.

         In addition, the controlling class representative will be entitled to advise the special servicer with respect to the following actions and the special servicer will not be permitted to take (or consent to the master servicer taking) any of the following actions with respect to the mortgage loans
(exclusive of the Westchester Trust Mortgage Loan) as to which the controlling class representative has objected in writing within 10 business days of having been notified in writing of the particular proposed action (provided that, with respect to non-specially serviced mortgage loans, this 10-business day notice period may not exceed by more than five business days the 10 business days during which the special servicer can object to the master servicer waiving
Additional Interest or taking actions described under "--Enforcement of
Due-on-Sale and Due-on-Encumbrance Provisions" and "--Modifications, Waivers,
Amendments and Consents" below):

         o     any foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of properties securing a specially serviced mortgage loan as comes into and continues in default;

         o     any modification or consent to a modification of a material term of a mortgage loan, including the timing of payments or an extension of the maturity date of a mortgage loan;

         o     any proposed sale of any defaulted mortgage loan or any REO
               Property, other than in connection with the termination of the trust as described under "Description of the Offered
               Certificates--Termination" in this prospectus supplement or, in the case of a defaulted mortgage loan, other than in connection with the purchase option described under "--Realization Upon
               Defaulted Mortgage Loans--Fair Value Call" in this prospectus supplement, for less than thE outstanding principal balance of the related mortgage loan, plus accrued interest (exclusive of
               Penalty Interest and Additional Interest), expenses and fees;

         o     any determination to bring an REO Property into compliance with applicable environmental laws or to otherwise address hazardous material located at the REO Property;

         o     any release of material real property collateral for any mortgage loan, other than (a) where the release is not conditioned upon obtaining the consent of the lender or certain specified
               conditions being satisfied, (b) upon satisfaction of that
               mortgage loan, (c) in connection with a pending or threatened condemnation action or (d) in connection with a full or partial defeasance of that mortgage loan;

         o     any acceptance of substitute or additional real property
               collateral for any mortgage loan (except where the acceptance of the substitute or additional collateral is not conditioned upon obtaining

                                     S-126

               the consent of the lender, in which case only notice to the controlling class representative will be required);

         o     any waiver of a due-on-sale or due-on-encumbrance clause in any mortgage loan;

         o     any releases of earn-out reserves or related letters of credit with respect to a mortgaged real property securing a mortgage loan (other than where the release is not conditioned upon obtaining the consent of the lender, in which case only notice to the controlling class representative will be required);

         o     any termination or replacement, or consent to the termination or replacement, of a property manager with respect to any mortgaged real property or any termination or change, or consent to the termination or change, of the franchise for any mortgaged real property operated as a hospitality property (other than where the action is not conditioned upon obtaining the consent of the lender, in which case only prior notice will be required to be delivered to the controlling class representative);

         o     any determination that an insurance-related default is an
               Acceptable Insurance Default or that earthquake or terrorism insurance is not available at commercially reasonable rates; and

         o     any waiver of insurance required under the related loan documents
               (except as contemplated in the preceding bullet).

         Furthermore, the controlling class representative may direct the special servicer to take, or to refrain from taking, any such actions with respect to the mortgage loans and REO Properties in the trust fund (exclusive of the Westchester Trust Mortgage Loan or any Westchester REO Property) as the
controlling class representative may consider advisable or as to which provision is otherwise made in the pooling and servicing agreement.

         Notwithstanding the foregoing, no advice, direction or objection given or made by the controlling class representative, as contemplated by either of the two preceding paragraphs of this "--Rights and Powers of the Controlling
Class Representative" subsection, may--

         o     require or cause the master servicer or the special servicer to violate applicable law, the terms of any mortgage loan or any other provision of the pooling and servicing agreement described in this prospectus supplement or the accompanying prospectus, including the master servicer's or the special servicer's
               obligation to act in accordance with the Servicing Standard and the loan documents;

         o     result in an adverse tax consequence for the trust;

         o     expose the trust, us, the master servicer, the special servicer, the trustee, the fiscal agent or any of our or their respective affiliates, directors, officers, employees or agents, to any material claim, suit or liability;

         o     expand the scope of the master servicer's or the special
               servicer's responsibilities under the pooling and servicing agreement; or

         o     cause the master servicer or the special servicer to act, or fail to act, in a manner which violates the Servicing Standard.

The master servicer and the special servicer are each required to disregard any advice, direction or objection on the part of the controlling class representative that would have any of the effects described in the immediately preceding five bullets.

                                     S-127

         Furthermore, the special servicer will not be obligated to seek approval from the controlling class representative for any actions to be taken by the special servicer with respect to any particular specially serviced mortgage loan if (i) the special servicer has, as described in the third preceding paragraph under this "--Rights and Powers of the Controlling Class
Representative" subsection, notified the controlling class representative in writing of various actions that the special servicer proposes to take with respect to the workout or liquidation of that mortgage loan and (ii) for 30 days following the first such notice, the controlling class representative has objected to all of the proposed actions and has failed to suggest any alternative actions that the special servicer considers to be consistent with the Servicing Standard.

         Under the MLMT Series 2005-MCP1 pooling and servicing agreement, the
Westchester Controlling Party will be entitled to advise the special servicer with respect to certain specified servicing actions similar to, but more extensive than, the actions discussed above in respect of the Westchester Loan
Combination, subject to limitations similar but not identical to those discussed above.

         The foregoing paragraph notwithstanding, the controlling class representative, pursuant to the Westchester Intercreditor Agreement and the MLMT
Series 2005-MCP1 pooling and servicing agreement, has the right to consult with the MLMT Series 2005-MCP1 master servicer and the special servicer regarding the servicing of the Westchester Loan Combination.

         WHEN REVIEWING THE REST OF THIS "SERVICING OF THE MORTGAGE LOANS"
SECTION, IT IS IMPORTANT THAT YOU CONSIDER THE EFFECTS THAT THE RIGHTS AND
POWERS OF THE CONTROLLING CLASS REPRESENTATIVE (AND, IN THE CASE OF THE
WESTCHESTER TRUST MORTGAGE LOAN, THE WESTCHESTER CONTROLLING PARTY) DISCUSSED
ABOVE COULD HAVE ON THE ACTIONS OF THE SPECIAL SERVICER AND, IN SOME CASES, THE
MASTER SERVICER.

         Certain Liability and Expense Matters. In general, any and all expenses of the controlling class representative are to be borne by the holders of the controlling class in proportion to their respective percentage interests in that class, and not by the trust. However, if a claim is made against the controlling class representative by a borrower under a mortgage loan, the controlling class representative is required to immediately notify the trustee, the master servicer and the special servicer. The special servicer on behalf of the trust will, subject to the discussion under "Description of the Governing
Documents--Matters Regarding the Master Servicer, the Special Servicer, the
Manager and Us" in the accompanying prospectus, assume the defense of the claim against the controlling class representative, but only if--

         o     the special servicer or the trust are also named parties to the same action; and

         o     in the sole reasonable judgment of the special servicer:

               1.   the controlling class representative acted in good faith,
                    without gross negligence or willful misfeasance, with regard to the particular matter at issue; and

               2.   there is no potential for the special servicer or the trust to be an adverse party in the action as regards the
                    controlling class representative.

         The controlling class representative and the Westchester Controlling
Party may have special relationships and interests that conflict with those of the holders of one or more classes of the offered certificates. In addition, the controlling class representative does not have any duties or liabilities to the holders of any class of certificates other than the controlling class, and the
Westchester Controlling Party does not have any duties or liabilities to the holders of any class of certificates. The controlling class representative may act solely in the interests of the certificateholders of the controlling class and with respect to the Westchester Trust Mortgage Loan, the Westchester
Controlling Subordinate Noteholder may act solely in its own interests, and neither such party will have any liability to any certificateholders for having done so. No certificateholder may take any action against the controlling class representative for its having acted solely in the interests of the certificateholders of the

                                     S-128

controlling class. Similarly, no certificateholder may take any action against the Westchester Controlling Party for having acted solely in its own interests.

REPLACEMENT OF THE SPECIAL SERVICER

         Certificateholders entitled to a majority of the voting rights allocated to the controlling class of certificates may terminate an existing special servicer and appoint a successor. In addition, if the special servicer is terminated in connection with an event of default, certificateholders entitled to a majority of the voting rights allocated to the controlling class of certificates may appoint a successor. See "--Events of Default" and "--Rights
Upon Event of Default" below. In either case, any appointment of a successor special servicer will be subject to, among other things, receipt by the trustee of--

         o     written confirmation from each rating agency rating the
               certificates that the appointment will not result in a
               qualification, downgrade or withdrawal of any of the ratings then assigned thereby to the certificates; and

         o     the written agreement of the proposed special servicer to be bound by the terms and conditions of the pooling and servicing agreement, together with an opinion of counsel regarding, among other things, the enforceability of the pooling and servicing agreement against the proposed special servicer.

         Subject to the foregoing, any certificateholder or any affiliate of a certificateholder may be appointed as special servicer.

         If the controlling class of certificateholders terminates an existing special servicer without cause, then the reasonable out-of-pocket costs and expenses of any related transfer of servicing duties are to be paid by the certificateholders that voted to remove the terminated special servicer. Any terminated special servicer will be entitled to reclaim all amounts accrued or owing to it under the pooling and servicing agreement.

         The certificateholders do not have any similar right to terminate, appoint or replace the MLMT Series 2005-MCP1 special servicer.

BENEFICIAL OWNERS OF THE CONTROLLING CLASS

         If the controlling class of certificates is held in book-entry form, then any beneficial owner of those certificates whose identity and beneficial ownership interest has been proven to the satisfaction of the trustee, will be entitled--

         o     to receive all notices described under "--The Controlling Class
               Representative" and "--Replacement of the Special Servicer"
               above; and

         o     to exercise directly all rights described under "--The
               Controlling Class Representative" and "--Replacement of the
               SpeciaL Servicer" above,

that it otherwise would if it were the registered holder of certificates of the controlling class.

         Beneficial owners of controlling class certificates held in book-entry form will likewise be subject to the same limitations on rights and the same obligations as they otherwise would if they were registered holders of certificates of the controlling class.

                                     S-129

ENFORCEMENT OF DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

         In general, the master servicer may not waive any due-on-sale or due-on-encumbrance clause in any mortgage loan or consent to the assumption of any mortgage loan without the consent of the special servicer or, in the case of any transfers, assumptions and /or further encumbrances that, by the terms of the related loan documents, do not require the lender's consent if specified conditions have been satisfied, make any determination with respect to whether any such conditions have been satisfied without the consent of the special servicer. Subject to the foregoing discussion and the discussions under "--The
Controlling Class Representative" above and "--Modifications, Waivers,
Amendments and Consents" below, the master servicer ( if and for so long as
Midland Loan Services, Inc. is the master servicer), with respect to non-specially serviced mortgage loans sold to us by PNC Bank, National
Association, which is an affiliate of the initial master servicer, and the special servicer, with respect to all other mortgage loans (in each case other than with respect to the Westchester Trust Mortgage Loan) will be required to enforce, on behalf of the trust fund, any right the lender under any mortgage loan may have under either a due-on-sale or due-on-encumbrance clause, unless the master servicer (with the consent of the special servicer) or the special servicer, as applicable, has determined that waiver of the lender's rights under such clauses would be in accordance with the Servicing Standard. However, subject to the related loan documents and applicable law, neither the master servicer nor the special servicer may waive its rights or grant its consent under any related due-on-sale or due-on-encumbrance clause--

         o     in respect of any mortgage loan that--

               1.   has a principal balance of $20,000,000 or more at the time of determination or has, whether (a) individually, (b) as
                    part of a group of cross-collateralized mortgage loans or
                    (c) as part of a group of mortgage loans made to affiliated borrowers, a principal balance that is equal to or greater than 5% or more of the aggregate outstanding principal
                    balance of the mortgage pool at the time of determination;
                    or

               2.   is one of the ten largest mortgage loans (which for this
                    purpose includes groups of cross-collateralized mortgage
                    loans and groups of mortgage loans made to affiliated
                    borrowers) by outstanding principal balance at the time of determination; or

         o     where, in the case of a due-on-encumbrance clause only, the subject mortgage loan, taking into account existing debt on the related mortgaged real property and the proposed additional debt as if such total debt were a single mortgage loan, would have a loan-to-value ratio equal to or greater than 85% or a debt service coverage ratio equal to or less than 1.20:1;

         unless, with some exceptions, it receives prior written confirmation from each applicable rating agency that this action would not result in the qualification, downgrade or withdrawal of any of the ratings then assigned by the rating agency to the certificates (or placing the certificates on negative credit watch status in contemplation of such rating action). Also, the master servicer may not waive its rights or grant its consent under any due-on-sale or due-on-encumbrance clause described in this paragraph until it has received consent of the special servicer. Further, neither the master servicer nor the special servicer may consent to the transfer of any mortgaged real property that secures a group of cross-collateralized mortgage loans, unless all of the mortgaged real properties securing such group of mortgage loans are transferred at the same time, or the controlling class representative consents to the transfer.

         The responsibility for the enforcement of due-on-sale and
due-on-encumbrance clauses with respect to the Westchester Trust Mortgage Loan will belong to the MLMT Series 2005-MCP1 master servicer and/or special servicer.

                                     S-130

MODIFICATIONS, WAIVERS, AMENDMENTS AND CONSENTS

         The special servicer, with respect to any specially serviced mortgage loan (excluding the Westchester Trust Mortgage Loan) may, consistent with the
Servicing Standard, agree to:

         o     modify, waive or amend any term of the subject mortgage loan;

         o     extend the maturity of the subject mortgage loan;

         o     defer or forgive the payment of interest on and principal of the subject mortgage loan;

         o     defer or forgive the payment of prepayment premiums, yield maintenance charges and late payment charges on the subject mortgage loan;

         o     permit the release, addition or substitution of collateral securing the subject mortgage loan;

         o     permit the release, addition or substitution of the mortgagor or any guarantor with respect to the subject mortgage loan; or

         o     provide consents with respect to any leasing activity at the mortgaged real property securing the subject mortgage loan;

provided that the ability of the master servicer and the special servicer to agree to any of the foregoing, however, is subject to the discussion under
"--The Controlling Class Representative" and "--Enforcement of Due-on-Sale and
Due-on-Encumbrance Provisions" above in this prospectus supplement and further, to the limitations, conditions and restrictions discussed below.

         The special servicer may agree to or consent to (or permit the master servicer to agree to or consent to) the modification, waiver or amendment of any term of any mortgage loan (excluding any Westchester Trust Mortgage Loan) that would--

         o     affect the amount or timing of any related payment of principal, interest or other amount (including prepayment premiums or yield maintenance charges, but excluding Penalty Interest and amounts payable as additional servicing compensation) payable under the mortgage loan (including, subject to the discussion in the third following paragraph, extend the date on which any related balloon payment is due); or

         o     affect the obligation of the related borrower to pay a prepayment premium or yield maintenance charge or permit a principal
               prepayment during any period in which the related mortgage note prohibits principal prepayments; or

         o     in the special servicer's judgment, materially impair the
               security for the mortgage loan or reduce the likelihood of timely payment of amounts due on the mortgage loan;

provided that a material default on the mortgage loan has occurred or, in the special servicer's judgment, a material default on the mortgage loan is reasonably foreseeable, and the modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to the certificateholders, as a collective whole, on a present value basis, than would liquidation.

         With limited exception, the master servicer may not agree to or consent to modify, waive or amend any term of any mortgage loan which it is responsible for servicing, if doing so would--

         o     affect the amount or timing of any related payment of principal, interest or other amount payable under the mortgage loan; or

         o     in the master servicer's judgment, materially impair the security for the mortgage loan;

                                     S-131

unless it has obtained the prior approval of the special servicer (which approval will be deemed granted if not denied within a specified time period).

         Neither the master servicer nor the special servicer may release any mortgaged real property securing a mortgage loan which it is responsible for servicing, except as otherwise allowed by the pooling and servicing agreement.

         Neither the master servicer nor the special servicer may extend the maturity date of any mortgage loan which it is responsible for servicing to a date beyond the earliest of--

               1.   two years prior to the rated final distribution date; and

               2.   if the mortgage loan is secured by a mortgage on the related borrower's leasehold interest (and not the corresponding fee interest) in the related mortgaged real property, 20 years
                    (or, to the extent consistent with the Servicing Standard, giving due consideration to the remaining term of the
                    related ground lease and with the consent of the controlling class representative, 10 years) prior to the end of the
                    then-current term of the related ground lease, plus any
                    unilateral options to extend such term.

         Neither the master servicer nor the special servicer may make or permit any modification, waiver or amendment of any term of any mortgage loan that would--

         o     cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code;

         o     result in the imposition of any tax on prohibited transactions or contributions after the startup date of either of REMIC I or
               REMIC II under the Code; or

         o     adversely affect the status of any portion of the trust that is intended to be a grantor trust under the Code.

         Notwithstanding any of the foregoing discussion in this
"--Modifications, Waivers, Amendments and Consents" section, the master servicer may not agree to modify, waive or amend the term of any mortgage loan without the consent of the special servicer. Subject to the foregoing discussion, however, the master servicer, without the approval of the special servicer, the controlling class representative or any of the rating agencies, may modify, waive or amend certain terms of non-specially serviced mortgage loans as specified in the pooling and servicing agreement, including, without limitation--

         o     approving certain waivers of non-material covenant defaults;

         o     approving certain leasing activity;

         o     waiving certain late payment charges and Penalty Interest subject to the limitations in the pooling and servicing agreement;

         o     approving certain consents with respect to rights-of-way,
               easements or similar agreements and consents to subordination of the related mortgage loan to such easements, rights-of-way or similar agreements, that do not materially affect the use or value of the mortgaged real property or materially interfere with the mortgagor's ability to repay the related mortgage loan;

         o     approving releases of unimproved parcels of a mortgaged real property;

         o     approving annual budgets to operate mortgaged real properties;

         o     approving certain temporary waivers of requirements in loan documents with respect to insurance deductible amounts or
               claims-paying ability ratings of insurance providers; and

                                     S-132

         o     consenting to changing the property manager with respect to a mortgage loan with an unpaid principal balance of less than
               $2,000,000.

         The foregoing limitations, conditions and restrictions will not apply to any of the acts or circumstances referenced in this "--Modifications,
Waivers, Amendments and Consents" section that is provided for under the terms of the subject mortgage loan in effect on the date of initial issuance of the offered certificates or that is solely within the control of the related borrower. Also, neither the master servicer nor the special servicer will be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a borrower if, in its judgment, opposition would not ultimately prevent the confirmation of the plan or one substantially similar.

         Notwithstanding the foregoing, in the case of an ARD Loan, the master servicer will be permitted, in its discretion, after the related anticipated repayment date, to waive any or all of the Additional Interest accrued on that mortgage loan, if the related borrower is ready and willing to pay all other amounts due under the mortgage loan in full, including the entire principal balance. However, the master servicer's determination to waive the trust's right to receive that Additional Interest--

         o     must be in accordance with the Servicing Standard; and

         o     will be subject to approval by the special servicer and the controlling class representative.

         The pooling and servicing agreement will also limit the master servicer's and the special servicer's ability to institute an enforcement action solely for the collection of Additional Interest.

         Neither the master servicer nor the special servicer will have any liability to the trust, the certificateholders or any other person for any determination made by it in connection with a modification, waiver or amendment of a mortgage loan that is made on a reasonable basis and in accordance with the
Servicing Standard.

         All modifications, waivers and amendments entered into by the master servicer and/or the special servicer with respect to the mortgage loans are to be in writing. Each of the master servicer and the special servicer must deliver to the trustee for deposit in the related mortgage file, an original counterpart of the agreement relating to each modification, waiver or amendment agreed to by it, promptly following its execution.

         Any modifications, waivers and amendments with respect to the
Westchester Trust Mortgage Loan will be undertaken by the MLMT Series 2005-MCP1 master servicer and special servicer according to provisions in the MLMT Series
2005-MCP1 pooling and servicing agreement that are similar but not identical to those described above in this "--Modifications, Waivers, Amendments and
Consents" subsection.

REQUIRED APPRAISALS

         The special servicer must make commercially reasonably efforts to obtain, within 60 days of the occurrence of any Appraisal Trigger Event with respect to any of the mortgage loans (other than the Westchester Trust Mortgage
Loan), and deliver to the trustee, master servicer and the controlling class representative, a copy of an appraisal of the related mortgaged real property from an independent appraiser meeting the qualifications imposed in the pooling and servicing agreement, unless an appraisal had previously been obtained within the prior 12 months and the special servicer has no actual knowledge of a material adverse change in the condition of the related mortgaged real property in which case such appraisal may be a letter update of the prior appraisal.

         Notwithstanding the foregoing, if the unpaid principal balance of the subject mortgage loan, net of related unreimbursed advances of principal, is less than $2,000,000, the special servicer may perform an internal valuation of the mortgaged real property instead of an appraisal.

                                     S-133

         As a result of any appraisal or other valuation, it may be determined that an Appraisal Reduction Amount exists with respect to the subject mortgage loan. An Appraisal Reduction Amount is relevant to the determination of the amount of any advances of delinquent interest required to be made with respect to the affected mortgage loan. See "Description of the Offered
Certificates--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" in this prospectus supplement.

         The equivalent reduction amount with respect to the Westchester Loan
Combination will be determined with respect to the loans comprising that
Westchester Loan Combination as if it were a single loan, by the MLMT Series
2005-MCP1 master servicer pursuant to the MLMT Series 2005-MCP1 pooling and servicing agreement, and allocated first to the Westchester Subordinate
Non-Trust Loans, in reverse order of seniority, in each case up to the unpaid principal amount thereof and then between the Westchester Trust Mortgage Loan and the Westchester Pari Passu Non-Trust Loan on a pari passu basis.

         If an Appraisal Trigger Event occurs with respect to any mortgage loan
(other than the Westchester Trust Mortgage Loan), then the special servicer will have an ongoing obligation to obtain or perform, as the case may be, once every
12 months after the occurrence of that Appraisal Trigger Event (or sooner if the special servicer has actual knowledge of a material adverse change in the condition of the related mortgaged real property), an update of the prior required appraisal or other valuation. The special servicer is to deliver to the trustee, the master servicer and the controlling class representative, the new appraisal or valuation within ten business days of obtaining or performing such appraisal or valuation (or update thereof). This ongoing obligation will cease if and when--

         o     if the Appraisal Trigger Event was the failure by the borrower to make any monthly debt service payment for 60 days or more, or involved the special servicer modifying the amount or timing of any monthly debt service payment (other than a balloon payment), the related borrower has made three consecutive full and timely monthly debt service payments under the terms of the mortgage loan (as such terms may have been modified); or

         o     with respect to the other Appraisal Trigger Events (other than the related mortgaged real property becoming REO Property), such circumstances cease to exist in the reasonable judgment of the special servicer, but, with respect to any bankruptcy or
               insolvency proceedings, no later than the entry of an order or decree dismissing such proceeding, and with respect to the extension of any date on which a balloon payment is due, no later than the date that the special servicer agrees to an extension;

provided that no other Appraisal Trigger Event then exists with respect to the subject mortgage loan.

         The cost of each required appraisal, and any update of that appraisal, will be advanced by the master servicer and will be reimbursable to the master servicer as a servicing advance.

COLLECTION ACCOUNT

         General. The master servicer will be required to establish and maintain one or more segregated accounts or sub-accounts as a collection account for purposes of holding payments and other collections that it receives with respect to the mortgage loans. That collection account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates.

         The funds held in the master servicer's collection account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in the master servicer's collection account will be paid

                                     S-134

to the master servicer as additional compensation subject to the limitations set forth in the pooling and servicing agreement.

         Deposits. Under the pooling and servicing agreement, the master servicer must deposit or cause to be deposited in its collection account within one business day following receipt of available funds, in the case of payments and other collections on the mortgage loans, or as otherwise required under the pooling and servicing agreement, the following payments and collections received or made by or on behalf of the master servicer with respect to the mortgage pool subsequent to the date of initial issuance of the offered certificates, other than monthly debt service payments due on or before the cut-off date, which monthly debt service payments belong to the related mortgage loan seller:

         o     all payments on account of principal on the mortgage loans, including principal prepayments;

         o     all payments on account of interest on the mortgage loans, including Additional Interest and Penalty Interest;

         o     all prepayment premiums, yield maintenance charges and late payment charges collected with respect to the mortgage loans;

         o     all proceeds received under any hazard, flood, title or other insurance policy that provides coverage with respect to a
               mortgaged real property or the related mortgage loan, and all proceeds received in connection with the condemnation or the taking by right of eminent domain of a mortgaged real property, in each case to the extent not otherwise required to be applied to the restoration of the real property or released to the related borrower;

         o     all amounts received and retained in connection with the
               liquidation of defaulted mortgage loans by foreclosure or as otherwise contemplated under "--Realization Upon Defaulted
               Mortgage Loans" below;

         o     any amounts paid by the mortgage loan sellers in connection with the repurchase or replacement of a mortgage loan as described under "Description of the Mortgage Pool--Repurchases and
               Substitutions" in this prospectus supplement;

         o     any amounts required to be deposited by the master servicer in connection with losses incurred with respect to Permitted
               Investments of funds held in the collection account;

         o     all payments required to be paid by the master servicer or the special servicer with respect to any deductible clause in any blanket insurance policy as described under "Description of the
               Mortgage Pool--Additional Loan and Property Information--Hazard,
               Liability and Other Insurance" in this prospectus supplement;

         o     any amounts required to be transferred from the special
               servicer's REO account;

         o     any amounts representing compensating interest payments in respect of prepayment interest shortfalls as described under
               "--Servicing and Other Compensation and Payment of
               Expenses--Prepayment Interest Shortfalls" above; and

         o     any amount paid by a borrower to cover items for which a
               servicing advance has been previously made and for which the master servicer, the trustee or the fiscal agent, as applicable, has been previously reimbursed out of the collection account.

         The master servicer will also be generally required to deposit into its collection account any of the amounts identified in the prior paragraph, exclusive of the amounts identified in the tenth bullet above, that it receives with respect to the Westchester Trust Mortgage Loan from the MLMT Series
2005-MCP1 master

                                     S-135

servicer in accordance with the provisions of the MLMT Series 2005-MCP1 pooling and servicing agreement and the Westchester Intercreditor Agreement.

         Upon receipt of any of the amounts described in the first five bullets and the last bullet of the second preceding paragraph with respect to any specially serviced mortgage loan (other than the Westchester Trust Mortgage
Loan), the special servicer is required to promptly remit these amounts to the master servicer for deposit in the master servicer's collection account.

         Withdrawals. The master servicer may make withdrawals from its collection account for any of the following purposes, which are not listed in any order of priority:

         o     to remit to the trustee for deposit in the trustee's distribution account described under "Description of the Offered
               Certificates--Distribution Account" in this prospectus
               supplement, on the business day preceding each distribution date, an aggregate amount of immediately available funds equal to that portion of the Available Distribution Amount (calculated without regard to clauses (a)(ii), (a)(v), (b)(ii)(B) and (b)(v) of the definition of that term in this prospectus supplement, and exclusive of other amounts received after the end of the related collection period) for the related distribution date then on deposit in the collection account, together with any prepayment premiums, yield maintenance charges and/or Additional Interest received on the mortgage loans during the related collection period and, in the case of the final distribution date, any additional amounts which the relevant party is required to pay in connection with the purchase of all the mortgage loans and REO
               Properties, plus any amounts required to be remitted in respect of P&I advances;

         o     to reimburse the fiscal agent, the trustee and itself, in that order, for any unreimbursed P&I advances made by that party under the pooling and servicing agreement, which reimbursement is to be made out of late collections of interest (net of related master servicing fees) and principal (net of any related workout fee or principal recovery fee) received in respect of the particular mortgage loan or REO Property as to which the Advance was made;
               provided that, if such P&I advance remains outstanding after a workout and the borrower continues to be obligated to pay such amounts, such P&I advance will be reimbursed out of general collections of principal as described under "Description of the
               Offered Certificates--Advances of Delinquent Monthly Debt Service
               Payments and Reimbursement of Advances" in this prospectus supplement;

         o     to pay itself earned and unpaid master servicing fees with respect to each mortgage loan, which payment is to be made out of collections on that mortgage loan that are allocable as interest or, if that mortgage loan and any related REO Property have been previously liquidated, out of general collections on the other mortgage loans and REO Properties;

         o     to pay the special servicer, out of general collections on the mortgage loans and any REO Properties, earned and unpaid special servicing fees with respect to each mortgage loan (other than the
               Westchester Trust Mortgage Loan) that is either--

               1.   a specially serviced mortgage loan; or

               2.   a mortgage loan as to which the related mortgaged real
                    property has become an REO Property;

         o     to pay the special servicer earned and unpaid workout fees and principal recovery fees to which it is entitled, which payment is to be made from the sources described under "--Servicing and
               Other Compensation and Payment of Expenses" above;

         o     to reimburse the fiscal agent, the trustee or the special
               servicer/ itself, in that order (with reimbursements to the special servicer and master servicer to be made concurrently on a pro rata

                                     S-136

               basis), for any unreimbursed servicing advances, first, out of payments made by the borrower that are allocable to such
               servicing advance, and then, out of liquidation proceeds,
               insurance proceeds, condemnation proceeds and, if applicable, revenues from REO Properties relating to the mortgage loan in respect of which the servicing advance was made, and then out of general collections; provided that, if such Advance remains outstanding after a workout and the borrower continues to be obligated to pay such amounts, such Advance will be reimbursed out of general collections of principal as described under
               "--Servicing and Other Compensation and Payment of Expenses"
               above and "Description of the Offered Certificates--Advances of
               Delinquent Monthly Debt Service Payments and Reimbursement of
               Advances" in this prospectus supplement;

         o     to reimburse the fiscal agent, the trustee or the special
               servicer/itself, in that order (with reimbursements to the special servicer and master servicer to be made concurrently on a pro rata basis), first out of REO Property revenues, liquidation proceeds and insurance and condemnation proceeds received in respect of the mortgage loan relating to the Advance, and then out of general collections on the mortgage loans and any REO
               Properties, for any unreimbursed Advance made by that party under the pooling and servicing agreement that has been determined not to be ultimately recoverable, together with interest thereon, subject to the limitations set forth in the pooling and servicing agreement and the limitations described under, as applicable,
               "--Servicing and Other Compensation and Payment of Expenses"
               above and/or "Description of the Offered Certificates--Advances
               of Delinquent Monthly Debt Service Payments and Reimbursement of
               Advances" in this prospectus supplement;

         o     to pay the fiscal agent, the trustee or the special
               servicer/itself, in that order (with payments to the special servicer and master servicer to be made concurrently on a pro rata basis), unpaid interest on any Advance made by that party under the pooling and servicing agreement, which payment is to be made out of Penalty Interest and late payment charges collected on the related mortgage loan during the collection period during which that Advance is reimbursed;

         o     in connection with the reimbursement of Advances as described in the second bullet, the sixth bullet or the seventh bullet under this "--Withdrawals" subsection and subject to the limitations described in each of those three bullets, to pay itself, the special servicer, the trustee or the fiscal agent, as the case may be, out of general collections on the mortgage loans and any
               REO Properties, any interest accrued and payable on that Advance and not otherwise payable under the preceding bullet;

         o     to pay for costs and expenses incurred by the trust fund in connection with property inspections;

         o     to pay the special servicer or itself any items of additional servicing compensation on deposit in the collection account as discussed under "--Servicing and Other Compensation and Payment of Expenses--Additional Servicing Compensation" above;

         o     to pay for the cost of an independent appraiser or other expert in real estate matters, to the extent such cost is not required to be advanced under the pooling and servicing agreement;

         o     to pay itself, the special servicer, any of the mortgage loan sellers, any holder (or, if applicable, beneficial owner) of certificates of the controlling class, or any other person, as the case may be, with respect to each mortgage loan, if any, previously purchased by such person pursuant to the pooling and servicing agreement, all amounts received in respect of any such purchased mortgage loan subsequent to the date of purchase;

         o     to pay, out of general collections on the mortgage loans and any
               REO Properties, for costs and expenses incurred by the trust in connection with the remediation of adverse environmental
               conditions at any mortgaged real property that secures a
               defaulted mortgage loan;

                                     S-137

         o     to pay itself, the special servicer, us, or any of their or our respective members, managers, shareholders, directors, officers, employees and agents, as the case may be, out of general
               collections on the mortgage loans and any REO Properties, any of the reimbursements or indemnities to which we or any of those other persons or entities are entitled as described under
               "Description of the Governing Documents--Matters Regarding the
               Master Servicer, the Special Servicer, the Manager and Us" in the
               accompanying prospectus;

         o     to pay, out of general collections on the mortgage loans and any
               REO Properties, for the costs of various opinions of counsel, the cost of recording the pooling and servicing agreement and
               expenses properly incurred by the tax administrator in connection with providing advice to the special servicer;

         o     to pay, out of general collections on deposit in the collection account, to the servicers, the trustee and/or the fiscal agent under the MLMT Series 2005-MCP1 pooling and servicing agreement any amount payable by the trust with respect to the Westchester
               Trust Mortgage Loan under the Westchester Intercreditor
               Agreement;

         o     to pay any other items described in this prospectus supplement as being payable from the collection account;

         o     to withdraw amounts deposited in the collection account in error;
               and

         o     to clear and terminate the collection account upon the
               termination of the pooling and servicing agreement.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

         Fair Value Call. The pooling and servicing agreement grants to the special servicer and the holder (or, if applicable, the beneficial owner) of the certificates with the largest percentage of voting rights allocated to the controlling class of certificates (such holder (or, if applicable, beneficial owner) referred to as the plurality controlling class certificateholder) a right to purchase from the trust defaulted mortgage loans (other than the Westchester
Trust Mortgage Loan) under the circumstances described below in this "--Fair
Value Call" subsection. The defaulted mortgage loans in respect of which this right may be exercised are mortgage loans (other than the Westchester Trust
Mortgage Loan) that have experienced payment defaults similar to the payment defaults that would constitute a Servicing Transfer Event as described in the glossary to this prospectus supplement or mortgage loans as to which the related indebtedness has been accelerated by the master servicer or the special servicer following default.

         At the time a mortgage loan becomes a defaulted mortgage loan (other than the Westchester Trust Mortgage Loan) satisfying the criteria described in the preceding paragraph, each of the special servicer and the plurality controlling class certificateholder will have a purchase option (which option will be assignable when the opportunity to exercise it arises) to purchase the defaulted mortgage loan, from the trust fund at an option price generally equal to (i) if the special servicer has not yet determined the fair value of the defaulted mortgage loan, the sum of the unpaid principal balance of that mortgage loan at the time of purchase, together with unpaid and accrued interest on that mortgage loan at its mortgage interest rate, unpaid interest accrued on related Advances, related unreimbursed servicing advances and other related
Additional Trust Fund Expenses, including special servicing fees, or (ii) the fair value of the defaulted mortgage loan as determined by the special servicer, if the special servicer has made such fair value determination; provided that if
(i) the option is being exercised by an assignee of the plurality controlling class certificateholder that is not affiliated with the plurality controlling class certificateholder, (ii) the assignment of the purchase right or option was made for no material consideration, and (iii) the purchase option is exercised more than 90 days following the making of a fair value determination, the option price will include a principal recovery fee payable to the special servicer. The special servicer will be

                                     S-138

permitted to change from time to time, its determination of the fair value of a defaulted mortgage loan based upon changed circumstances, new information or otherwise, in accordance with the Servicing Standard; provided, however, that the special servicer will update its determination of the fair value of a defaulted mortgage loan at least once every 90 days; and, provided, further, that absent the special servicer having actual knowledge of a material change in circumstances affecting the value of the related mortgaged real property, the special servicer will not be obligated to update such determination. The purchase option in respect of a defaulted mortgage loan will first belong to the plurality controlling class certificateholder. If the purchase option is not exercised by the plurality controlling class certificateholder or any assignee thereof within 60 days of a fair value determination being made, then the purchase option will belong to the special servicer for 15 days. If the purchase option is not exercised by the special servicer or its assignee within such
15-day period, then the purchase option will revert to the plurality controlling class certificateholder.

         Unless and until the purchase option with respect to a defaulted mortgage loan is exercised, the special servicer will be required to pursue such other resolution strategies available under the pooling and servicing agreement, including workout and foreclosure consistent with the Servicing Standard, but the special servicer will not be permitted to sell the defaulted mortgage loan other than pursuant to the exercise of the purchase option.

         If not exercised sooner, the purchase option with respect to any defaulted mortgage loan will automatically terminate upon (i) the related mortgagor's cure of all related defaults on the defaulted mortgage loan, (ii)
the acquisition on behalf of the trust fund of title to the related mortgaged real property by foreclosure or deed in lieu of foreclosure or (iii) the modification or pay-off (full or discounted) of the defaulted mortgage loan in connection with a workout. In addition, the purchase option with respect to a defaulted mortgage loan held by any person will terminate upon the exercise of the purchase option and consummation of the purchase by any other holder of a purchase option.

         If (a) a purchase option is exercised with respect to a defaulted mortgage loan and the person expected to acquire the defaulted mortgage loan pursuant to such exercise is the plurality controlling class certificateholder, the special servicer, or any affiliate of any of them (meaning that the purchase option has not been assigned to another unaffiliated person) and (b) the option price is based on the special servicer's determination of the fair value of the defaulted mortgage loan, then the master servicer or, if the master servicer and the special servicer are the same person, the trustee (or a third-party appraiser designated by the master servicer or the trustee, as applicable, at its option, upon whose determination the master servicer or the trustee, as the case may be, may, absent manifest error, conclusively rely) will be required to confirm that the option price (as determined by the special servicer) represents a fair value for the defaulted mortgage loan. The master servicer or the trustee, as applicable, will be entitled to a fee of $2,500 for the initial confirmation, but not for any subsequent confirmations, of fair value with respect to that mortgage loan. The costs of all appraisals, inspection reports and opinions of value incurred by the master servicer, the trustee or any third-party appraiser in connection with such determination of fair value will be reimbursable to the master servicer or the trustee, as applicable, as servicing advances.

         Foreclosure and Similar Proceedings. If a default on a mortgage loan
(other than the Westchester Trust Mortgage Loan) has occurred and is continuing then, in addition to taking any of the actions described in "--Modifications,
Waivers, Amendments and Consents" above, subject to the discussion under "--The
Controlling Class Representative" above, the special servicer may, on behalf of the trust, take any of the following actions:

         o     institute foreclosure proceedings;

         o     exercise any power of sale contained in the related mortgage;

         o     obtain a deed in lieu of foreclosure; or

                                     S-139

         o     otherwise acquire title to the corresponding mortgaged real property, by operation of law or otherwise.

         Neither the master servicer nor the special servicer may acquire title to any mortgaged real property or take any other action with respect to any mortgaged real property that would cause the trustee, for the benefit of the certificateholders, to be considered to hold title to, to be a
"mortgagee-in-possession" of, or to be an "owner" or an "operator" of the particular mortgaged real property within the meaning of federal environmental laws, unless--

         o     the special servicer has previously received a report prepared by a person who regularly conducts environmental audits, which report will be an expense of the trust; and

         o     either:

               1.   the report indicates that--

               o    the particular mortgaged real property is in compliance with applicable environmental laws and regulations; and

               o    there are no circumstances or conditions present at the
                    mortgaged real property that have resulted in any
                    contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

               2.   the special servicer (who may rely conclusively on the
                    report) determines that taking the actions necessary to
                    bring the particular mortgaged real property into compliance with applicable environmental laws and regulations and/or
                    taking any of the other actions contemplated by clause 1.
                    above, is reasonably likely to maximize the recovery to
                    certificateholders, taking into account the time value of
                    money.

         If the environmental testing contemplated above establishes that any of the conditions described in clauses 1. and 2. has not been satisfied with respect to any mortgaged real property and there is no breach of a representation or warranty requiring repurchase under the applicable mortgage loan purchase agreement, the special servicer will be required to take such action as is in accordance with the Servicing Standard (other than proceeding against the related mortgaged real property). At such time as it deems appropriate, the special servicer may, on behalf of the trust, release all or a portion of the subject mortgaged real property from the lien of the related mortgage instrument; provided that, if the related mortgage loan has a then outstanding principal balance of greater than $1 million, then prior to the release of all or a portion of the related mortgaged real property, (i) the special servicer shall have notified the rating agencies, the trustee, the controlling class representative, the master servicer in writing of its intention to so release all or a portion of such mortgaged real property and the bases for such intention, and (ii) the trustee shall have notified the certificateholders in writing of the special servicer's intention to so release all or a portion of such mortgaged real property.

         If the trust acquires title to any mortgaged real property, the special servicer, on behalf of the trust, has to sell the particular real property prior to the close of the third calendar year following the calendar year in which that acquisition occurred, subject to limited exceptions as described under
"--REO Properties" below.

                                     S-140

         If liquidation proceeds collected with respect to a defaulted mortgage loan are less than the outstanding principal balance of the defaulted mortgage loan, together with accrued interest on and reimbursable expenses incurred by the special servicer and/or the master servicer in connection with the defaulted mortgage loan, then the trust will realize a loss in the amount of the shortfall. The special servicer, the master servicer, the trustee and/or the fiscal agent will be entitled to payment or reimbursement out of the liquidation proceeds recovered on any defaulted mortgage loan, prior to the payment of the liquidation proceeds to the certificateholders, for--

         o     any and all amounts that represent unpaid servicing fees and additional servicing compensation with respect to the mortgage loan;

         o     unreimbursed (from the related mortgage loan) servicing expenses and Advances incurred with respect to the mortgage loan;

         o     any P&I advances made with respect to the mortgage loan that are unreimbursed from that mortgage loan; and

         o     any interest payable (or paid from general collections) to the master servicer and/or special servicer on any expenses and
               Advances and not reimbursed from that mortgage loan.

         Neither the master servicer nor the special servicer will be able to take any enforcement action with respect to the Westchester Trust Mortgage Loan or the related mortgaged real property. Any enforcement action would be taken by the special servicer under the MLMT Series 2005-MCP1 pooling and servicing agreement.

REO PROPERTIES

         If title to any mortgaged real property is acquired by the special servicer on behalf of the trust, the special servicer will be required to sell that property not later than the end of the third calendar year following the year of acquisition, unless--

         o     the IRS grants an extension of time to sell the property; or

         o     the special servicer obtains an opinion of independent counsel generally to the effect that the holding of the property
               subsequent to the end of the third calendar year following the year in which the acquisition occurred will not result in the imposition of a tax on the trust assets or cause either of REMIC
               I or REMIC II to fail to qualify as a REMIC under the Code.

         Regardless of whether the special servicer applies for or is granted an extension of time to sell the property, the special servicer must act in accordance with the Servicing Standard to liquidate the property on a timely basis. If an extension is granted or opinion given, the special servicer must sell the REO Property within the period specified in the extension or opinion.

         The special servicer may be required to retain an independent contractor to operate and manage the REO Property. The retention of an independent contractor will not relieve the special servicer of its obligations with respect to the REO Property.

         In general, the special servicer, or an independent contractor employed by the special servicer at the expense of the trust, will be obligated to operate and manage any REO Property in a manner that:

         o     maintains its status as foreclosure property under the REMIC provisions of the Code; and

         o     is in accordance with the Servicing Standard.

         The special servicer must review the operation of each REO Property and consult with the trustee, or any person appointed by the trustee to act as tax administrator, to determine the trust's federal income tax reporting

                                     S-141

position with respect to the income it is anticipated that the trust would derive from the property. The special servicer could determine that it would not be consistent with the Servicing Standard to manage and operate the property in a manner that would avoid the imposition of a tax on net income from foreclosure property, within the meaning of section 857(b)(4)(B) of the Code.

         This determination is most likely to occur in the case of an REO
Property that is a hotel. To the extent that income the trust receives from an
REO Property is subject to a tax on net income from foreclosure property, that income would be subject to federal tax at the highest marginal corporate tax rate, which is currently 35%.

         The determination as to whether income from an REO Property would be subject to a tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Generally, income from an REO
Property that is directly operated by the special servicer would be apportioned and classified as service or non-service income. The service portion of the income could be subject to federal tax at the highest marginal corporate tax rate and could also be subject to certain state or local taxes. The non-service portion of the income could be subject to federal tax at the highest marginal corporate tax rate or, although it appears unlikely, at the 100% rate. Any tax imposed on the trust's income from an REO Property would reduce the amount available for payment to the certificateholders. See "Federal Income Tax
Consequences" in this prospectus supplement and in the accompanying prospectus.
The reasonable out-of-pocket costs and expenses of obtaining professional tax advice in connection with the foregoing will be payable out of the master servicer's collection account.

         The special servicer will be required to segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Property is acquired by the trust, the special servicer will be required to establish and maintain an account for the retention of revenues and other proceeds derived from the REO
Property. That REO account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. The special servicer will be required to deposit, or cause to be deposited, in its REO account, following receipt, all net income, insurance proceeds, condemnation proceeds and liquidation proceeds received with respect to each REO Property. The funds held in this REO account may be held as cash or invested in Permitted Investments.
Any interest or other income earned on funds in the special servicer's REO account will be payable to the special servicer, subject to the limitations described in the pooling and servicing agreement.

         The special servicer will be required to withdraw from its REO account funds necessary for the proper operation, management, leasing, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the account relating to that particular REO Property. Shortly after the end of each collection period, the special servicer will be required to withdraw from the REO account and deposit, or deliver to the master servicer for deposit, into the master servicer's collection account the total of all amounts received with respect to each REO Property during that collection period, net of--

         o     any withdrawals made out of those amounts as described in the preceding sentence; and

         o     any portion of those amounts that may be retained as reserves as described in the next paragraph.

         The special servicer may, subject to the limitations described in the pooling and servicing agreement, retain in its REO account the portion of the proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, leasing, maintenance and disposition of the related REO Property, including the creation of a reasonable reserve for repairs, replacements, necessary capital improvements and other related expenses.

         The special servicer will be required to keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, its REO account.

                                     S-142

         The MLMT Series 2005-MCP1 pooling and servicing agreement contains requirements similar but not identical to those described above regarding the operation and disposition of the Westchester REO Property.

INSPECTIONS; COLLECTION OF OPERATING INFORMATION

         The special servicer will be required, at the expense of the trust, to inspect or cause an inspection of the corresponding mortgaged real property as soon as practicable after any mortgage loan (excluding the Westchester Trust
Mortgage Loan) becomes a specially serviced mortgage loan and annually so long as such mortgage loan is a specially serviced mortgage loan. Beginning in 2006, the master servicer, for each mortgage loan (excluding the Westchester Trust
Mortgage Loan) that is not a specially serviced mortgage loan and does not relate to an REO Property, will be required, at its own expense, to inspect or cause an inspection of the mortgaged real property at least once every calendar year, unless such mortgaged real property has been inspected in such calendar year by the special servicer. The master servicer and the special servicer will each be required to prepare or cause the preparation of a written report of each inspection performed by it that generally describes the condition of the particular real property and that specifies--

         o     any sale, transfer or abandonment of the property of which the master servicer or the special servicer, as applicable, is aware;
               or

         o     any change in the property's condition or value of which the master servicer or the special servicer, as applicable, is aware and considers to be material; or

         o     any visible waste committed on the property of which the master servicer or special servicer, as applicable, is aware and
               considers to be material.

         The special servicer, in the case of each specially serviced mortgage loan, and the master servicer, in the case of each other mortgage loan
(excluding the Westchester Trust Mortgage Loan), will each be required to use reasonable efforts to collect from the related borrower, the quarterly (if any)
and annual operating statements, budgets and rent rolls of the corresponding mortgaged real property. However, there can be no assurance that any operating statements required to be delivered by a borrower will in fact be delivered, nor is the master servicer or the special servicer likely to have any practical means of compelling delivery.

         The special servicer will also be required to cause quarterly and annual operating statements, budgets and rent rolls to be prepared for each REO
Property (other than the Westchester REO Property).

         The master servicer, with respect to each mortgage loan (other than the
Westchester Trust Mortgage Loan), will be required to prepare and maintain an operating statement analysis for each mortgaged real property and each REO
Property, as applicable, and copies of such operating statement analyses are to be made available by the master servicer to the trustee, the special servicer and/or the controlling class representative upon request or as otherwise provided in the pooling and servicing agreement (but not more frequently than quarterly).

         Inspections of the mortgaged real properties securing the Westchester
Loan Combination are to be performed by the MLMT Series 2005-MCP1 master servicer and/or special servicer.

EVIDENCE AS TO COMPLIANCE

         On or before May 1 of each year, beginning in 2006 (provided that, if any of the following items are required in connection with any filing with the
Securities and Exchange Commission, the master servicer and the special servicer will be required to deliver such items on or before March 15 of each year, beginning in 2006), each of the master servicer and the special servicer must--

                                     S-143

         o     at its expense, cause a firm of independent public accountants, that is a member of the American Institute of Certified Public
               Accountants to furnish a statement to the trustee, among others, to the effect that--

               1.   the firm has examined the servicing operations of the master servicer or the special servicer, as the case may be, for
                    the previous year, and

               2.   on the basis of that examination, conducted substantially in compliance with USAP, the firm confirms that the master
                    servicer or the special servicer, as applicable, has
                    complied with the minimum servicing standards identified in
                    USAP, in all material respects, except for the significant exceptions or errors in records that, in the opinion of the firm, USAP requires it to report,

                  provided that in rendering its report the firm may rely, as to matters relating to the direct servicing of commercial and multifamily mortgage loans by sub-servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with substantially the same standards, within one year of the report, with respect to those sub-servicers; and

         o     deliver to the trustee, among others, a statement signed by an officer of the master servicer or the special servicer, as the case may be, to the effect that, to the best knowledge of that officer, the master servicer or special servicer, as the case may be, has fulfilled its obligations under the pooling and servicing agreement in all material respects throughout the preceding calendar year or portion of that year during which the
               certificates were outstanding or, if there has been a material default, specifying each material default known to such officer and the nature and status of that default.

EVENTS OF DEFAULT

         Each of the following events, circumstances and conditions will be considered events of default under the pooling and servicing agreement:

         o     any failure by the master servicer to deposit into the collection account any amount required to be so deposited by it under the pooling and servicing agreement, which failure continues
               unremedied for two business days following the date on which the deposit was required to be made; or

         o     any failure by the master servicer to remit to the trustee for deposit into the distribution account any amount required to be so remitted by it under the pooling and servicing agreement, which failure continues unremedied until 11:00 a.m., New York
               City time, on the business day following the date on which the remittance was required to be made; or

         o     any failure by the special servicer to deposit into the REO account or to deposit into, or to remit to the master servicer for deposit into, the collection account, any amount required to be so deposited or remitted under the pooling and servicing agreement, provided, however, that the failure to deposit or remit such amount will not be an event of default if such failure is remedied within one business day and in any event on or prior to the related P&I advance date; or

         o     the master servicer fails to timely make any servicing advance required to be made by it under the pooling and servicing
               agreement, and that failure continues unremedied for five
               business days following the date on which notice has been given to the master servicer by the trustee; or

         o     the master servicer or the special servicer fails to observe or perform in any material respect any of its other covenants or agreements under the pooling and servicing agreement, and that failure continues unremedied for 30 days after written notice of it, requiring it to be remedied, has been

                                     S-144

               given to the master servicer or the special servicer, as the case may be, by any other party to the pooling and servicing agreement or by certificateholders entitled to not less than 25% of the voting rights for the certificates; provided, however, that with respect to any such failure that is not curable within such
               30-day period, the master servicer or the special servicer, as the case may be, will have an additional cure period of 30 days to effect such cure so long as the master servicer or the special servicer, as the case may be, has commenced to cure such failure within the initial 30-day period and has provided the trustee with an officer's certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure; or

         o     it is determined that there is a breach by the master servicer or the special servicer of any of its representations or warranties contained in the pooling and servicing agreement that materially and adversely affects the interests of any class of
               certificateholders, and that breach continues unremedied for 30 days after written notice of it, requiring it to be remedied, has been given to the master servicer or the special servicer, as the case may be, by any other party to the pooling and servicing agreement or by certificateholders entitled to not less than 25%
               of the voting rights for the certificates; provided, however, that with respect to any such breach which is not curable within such 30-day period, the master servicer or the special servicer, as the case may be, will have an additional cure period of 30 days to effect such cure so long as the master servicer or the special servicer, as the case may be, has commenced to cure such breach within the initial 30-day period and has provided the trustee with an officer's certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure; or

         o     a decree or order of a court having jurisdiction in an
               involuntary case under federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, is entered against the master
               servicer or the special servicer and the decree or order remains in force for a period of 60 days, provided, however, that the master servicer or the special servicer, as appropriate, will have an additional period of 30 days to effect a discharge, dismissal or stay of the decree or order if it commenced the appropriate proceedings to effect such discharge, dismissal or stay within the initial 60-day period; or

         o     the master servicer or special servicer consents to the
               appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar
               proceedings relating to it or of or relating to all or
               substantially all of its property; or

         o     the master servicer or special servicer admits in writing its inability to pay its debts or takes other actions specified in the pooling and servicing agreement indicating its insolvency or inability to pay its obligations; or

         o     the master servicer or the special servicer obtains actual knowledge that Moody's has (a) qualified, downgraded or withdrawn any rating then assigned by it to any class of certificates, or
               (b) placed any class of certificates on "watch status" in
               contemplation of possible rating downgrade or withdrawal (and that "watch status" placement has not have been withdrawn by it within 60 days of such placement), and, in either case, cited servicing concerns with the master servicer or special servicer as the sole or a material factor in such rating action; or

         o     the master servicer ceases to be rated at least CMS3 by Fitch or the special servicer ceases to be rated at least CSS3 by Fitch and the rating is not restored within 30 days after the subject downgrade or withdrawal.

                                     S-145

         With respect to the Westchester Trust Mortgage Loan, the events, circumstances and conditions that will be considered events of default under the
MLMT Series 2005-MCP1 pooling and servicing agreement are generally similar but not identical to those that will be considered events of default under the pooling and servicing agreement as described above.

RIGHTS UPON EVENT OF DEFAULT

         If an event of default described above under "--Events of Default"
above occurs with respect to the master servicer or the special servicer and remains unremedied, the trustee will be authorized, and at the direction of either the controlling class representative or the certificateholders entitled to not less than 25% of the voting rights for all the classes of certificates, the trustee will be required, to terminate all of the rights and obligations of the defaulting party under the pooling and servicing agreement and in and to the trust assets other than any rights the defaulting party may have as a certificateholder; provided that the terminated defaulting party will continue to be entitled to receive all amounts due and owing to it in accordance with the terms of the pooling and servicing agreement and will continue to be entitled to the benefit of any provisions for reimbursement or indemnity as and to the extent provided in the pooling and servicing agreement. Upon any termination, the trustee must either:

         o     succeed to all of the responsibilities, duties and liabilities of the master servicer or special servicer, as the case may be, under the pooling and servicing agreement; or

         o     appoint an established mortgage loan servicing institution to act as successor master servicer or special servicer, as the case may be, provided such successor is reasonably acceptable to the controlling class representative.

         Either the controlling class representative or the holders of certificates entitled to a majority of the voting rights for the certificates may require the trustee to appoint an established mortgage loan servicing institution to act as successor master servicer or special servicer, as the case may be, rather than have the trustee act as that successor, provided such successor is reasonably acceptable to the controlling class representative. The appointment of a successor special servicer by the trustee is subject to the rights of the controlling class of certificateholders to designate a successor special servicer as described under "--Replacement of the Special Servicer"
above.

         In general, the certificateholders entitled to at least 66 2/3% of the voting rights allocated to each class of certificates affected by any event of default may waive the event of default. However, the events of default described in the first, second, third, tenth or eleventh bullets under "--Events of
Default" above may only be waived by all of the holders of the affected classes of the certificates. Upon any waiver of an event of default, the event of default will cease to exist and will be deemed to have been remedied for every purpose under the pooling and servicing agreement.

                     DESCRIPTION OF THE OFFERED CERTIFICATES

GENERAL

         The certificates will be issued, on or about August 24, 2005, under the pooling and servicing agreement. They will represent the entire beneficial ownership interest of the trust. The assets of the trust will include:

         o     a segregated pool of mortgage loans;

         o     any and all payments under and proceeds of those mortgage loans received after the cut-off date, exclusive of payments of
               principal, interest and other amounts due on or before that date;

         o     the loan documents for those mortgage loans;

                                     S-146

         o     any REO Properties acquired by the trust with respect to any of those mortgage loans that come into and continue in default; and

         o     those funds or assets as from time to time are deposited in the master servicer's collection account, the special servicer's REO account, the trustee's distribution account described under
               "--Distribution Account" below or the trustee's interest reserve account described under "--Interest Reserve Account" below.

         Whenever we refer to mortgage loans in this prospectus supplement, we are referring to the mortgage loans that we intend to include in the trust fund, unless the context clearly indicates otherwise.

         The certificates will include the following classes:

         o     the XP, A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AJ, B, C and D
               classes, which are the classes of certificates that are offered by this prospectus supplement; and

         o     the XC, E, F, G, H, J, K, L, M, N, P, Q, Z, R-I and R-II classes, which are the classes of certificates that--

               1.   will be retained or privately placed by us; and

               2.   are not offered by this prospectus supplement.

         The class A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AJ, B, C, D, E, F, G, H,
J, K, L, M, N, P and Q certificates are the only certificates that will have principal balances and are sometimes referred to as the principal balance certificates. The principal balance of any of these certificates will represent the total payments of principal to which the holder of the certificate is entitled over time out of payments, or advances in lieu of payments, and other collections on the assets of the trust. Accordingly, on each distribution date, the principal balance of each certificate having a principal balance will be permanently reduced by any payments of principal actually made with respect to that certificate on that distribution date. See "--Payments" below.

         On any particular distribution date, the principal balance of each class of principal balance certificates may also be reduced, without any corresponding payment, in connection with losses on the mortgage loans and default-related and otherwise unanticipated expenses of the trust. However, in limited circumstances, the total principal balance of a class of principal balance certificates that was previously so reduced without a corresponding payment of principal, may be reinstated (up to the amount of that prior reduction), with past due interest. In general, such a reinstatement of principal balance on any particular distribution date would result from any recoveries of Nonrecoverable Advances or interest thereon that were reimbursed and/or paid in a prior collection period from the principal portion of general collections on the mortgage pool, which recoveries are included in the Principal
Distribution Amount for such distribution date. See "--Reductions to Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" below.

         The class XC and XP certificates will not have principal balances, and the holders of the class XC and XP certificates will not be entitled to receive payments of principal. However, each class XC and XP certificate will have a notional amount for purposes of calculating the accrual of interest with respect to that certificate.

         The total notional amount of the class XC certificates will equal the total principal balance of all the class A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AJ,
B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates outstanding from time to time. The total initial notional amount of the class XC certificates will be approximately $2,074,461,259, although it may be as much as 5% larger or smaller, depending on the actual size of the initial mortgage pool balance.

                                     S-147

         The total notional amount of the class XP certificates will equal:

         o     during the period from the date of initial issuance of the
               certificates through and including the distribution date in     ,
               the sum of (a) the lesser of $      and the total principal
               balance of the class  certificates outstanding from time to time,
               (b) the lesser of $     and the total principal balance of the
               class    certificates outstanding from time to time and (c) the
               total principal balance of the class   ,   ,   ,   , and
               certificates outstanding from time to time;

         o     during the period following the distribution date in      through
               and including the distribution date in    , the sum of (a) the
               lesser of $     and the total principal balance of the class
               certificates outstanding from time to time, (b) the lesser
               of $      and the total principal balance of the class
               certificates outstanding from time to time and (c) the total
               principal balance of the class   ,   ,   ,   ,   and
               certificates outstanding from time to time;

         o     during the period following the distribution date in      through
               and including the distribution date in    , the sum of (a) the
               lesser of $      and the total principal balance of the class
               certificates outstanding from time to time, (b) the lesser
               of $    and the total principal balance of the class certificates
               outstanding from time to time and (c) the total principal balance
               of the class   ,   ,   ,   ,   and   certificates outstanding
               from time to time;

         o     during the period following the distribution date in     through
               and including the distribution date in    , the sum of (a) the
               lesser of $      and the total principal balance of the class
               certificates outstanding from time to time, (b) the lesser
               of $    and the total principal balance of the class certificates
               outstanding from time to time and (c) the total principal balance
               of the class   ,   ,   ,   ,   and   certificates outstanding
               from time to time;

         o     during the period following the distribution date in      through
               and including the distribution date in     , the sum of (a) the
               lesser of $      and the total principal balance of the class
               certificates outstanding from time to time, (b) the lesser
               of $    and the total principal balance of the class certificates
               outstanding from time to time, (c) the total principal balance of
               the class   ,   ,   ,   ,   and   certificates outstanding from
               time to time and (d) the lesser of $      and the total principal
               balance of the class certificates outstanding from time to time;

         o     during the period following the distribution date in      through
               and including the distribution date in    , the sum of (a) the
               lesser of $     and the total principal balance of the class
               certificates outstanding from time to time, (b) the lesser
               of $    and the total principal balance of the class certificates
               outstanding from time to time, (c) the total principal balance of
               the class   ,   ,   ,   ,   and   certificates outstanding from
               time to time and (d) the lesser of $     and the total principal
               balance of the class certificates outstanding from time to time;

         o     during the period following the distribution date in      through
               and including the distribution date in    , the sum of (a) the
               lesser of $    and the total principal balance of the class
               certificates outstanding from time to time, (b) the lesser
               of $        and the total principal balance of the class
               certificates outstanding from time to time, (c) the total
               principal balance of the class   ,   ,   ,   ,   and
               certificates outstanding from time to time and (d) the lesser of
               $       and the total principal balance of the class certificates
               outstanding from time to time;

                                     S-148

         o     during the period following the distribution date in      through
               and including the distribution date in      , the sum of (a) the
               lesser of $      and the total principal balance of the class
               certificates outstanding from time to time, (b) the lesser
               of $        and the total principal balance of the class
               certificates outstanding from time to time, (c) the total
               principal balance of the class   ,   ,   ,   ,   and
               certificates outstanding from time to time and (d) the lesser of
               $     and the total principal balance of the class   certificates
               outstanding from time to time;

         o     during the period following the distribution date in     through
               and including the distribution date in     , the sum of (a) the
               lesser of $      and the total principal balance of the class
               certificates outstanding from time to time, (b) the lesser
               of $       and the total principal balance of the class
               certificates outstanding from time to time, (c) the total
               principal balance of the class   ,   ,   ,   ,   and
               certificates outstanding from time to time and (d) the lesser of
               $     and the total principal balance of the class   certificates
               outstanding from time to time;

         o     during the period following the distribution date in      through
               and including the distribution date in    , the sum of (a) the
               lesser of $     and the total principal balance of the class
               certificates outstanding from time to time, (b) the lesser
               of $        and the total principal balance of the class
               certificates outstanding from time to time, (c) the total
               principal balance of the class   ,   ,   ,   ,   and
               certificates outstanding from time to time and (d) the lesser of
               $     and the total principal balance of the class   certificates
               outstanding from time to time;

         o     during the period following the distribution date in      through
               and including the distribution date in    , the sum of (a) the
               lesser of $     and the total principal balance of the class
               certificates outstanding from time to time, (b) the lesser
               of $       and the total principal balance of the class
               certificates outstanding from time to time, (c) the total
               principal balance of the class   ,   ,   ,   ,   and
               certificates outstanding from time to time and (d) the lesser of
               $     and the total principal balance of the class   certificates
               outstanding from time to time;

         o     during the period following the distribution date in      through
               and including the distribution date in    , the sum of (a) the
               lesser of $      and the total principal balance of the class
               certificates outstanding from time to time, (b) the lesser
               of $       and the total principal balance of the class
               certificates outstanding from time to time, (c) the total
               principal balance of the class   ,   ,   ,   ,   and certificates
               outstanding from time to time and (d) the lesser of $     and the
               total principal balance of the class   certificates outstanding
               from time to time;

         o     during the period following the distribution date in      through
               and including the distribution date in      , the sum of (a) the
               lesser of $     and the total principal balance of the class
               certificates outstanding from time to time, (b) the lesser
               of $       and the total principal balance of the class
               certificates outstanding from time to time, (c) the total
               principal balance of the class   ,   ,   ,   ,   and certificates
               outstanding from time to time and (d) the lesser of $     and the
               total principal balance of the class   certificates outstanding
               from time to time;

         o     during the period following the distribution date in     through
               and including the distribution date in    , the sum of (a) the
               lesser of $     and the total principal balance of the class
               certificates outstanding from time to time, (b) the lesser
               of $       and the total principal balance of the class
               certificates outstanding from time to time, (c) the total
               principal balance of the class   ,   ,   ,   ,   and certificates

                                     S-149

               outstanding from time to time and (d) the lesser of $     and the
               total principal balance of the class   certificates outstanding
               from time to time;

         o     during the period following the distribution date in      through
               and including the distribution date in     , the sum of (a) the
               lesser of $      and the total principal balance of the class
               certificates outstanding from time to time, (b) the lesser
               of $        and the total principal balance of the class
               certificates outstanding from time to time, (c) the total
               principal balance of the class   ,   ,   ,   , and   certificates
               outstanding from time to time and (d) the lesser of $     and the
               total principal balance of the class   certificates outstanding
               from time to time;

         o     during the period following the distribution date in     through
               and including the distribution date in     , the sum of (a) the
               lesser of $      and the total principal balance of the class
               certificates outstanding from time to time, (b) the lesser
               of $      and the total principal balance of the class
               certificates outstanding from time to time, (c) the total
               principal balance of the class   ,   ,   ,   ,   and certificates
               outstanding from time to time and (d) the lesser of $     and the
               total principal balance of the class    certificates outstanding
               from time to time;

         o     following the distribution date in             , $0.

         The total initial notional amount of the class XP certificates will be
approximately $        , although it may be as much as 5% larger or smaller,
depending on the actual total initial principal balance of the class   ,   ,   ,
   ,   and       certificates.

         In general, principal balances and notional amounts will be reported on a class-by-class basis. In order to determine the principal balance or notional amount of any of your offered certificates from time to time, you may multiply the original principal balance or notional amount of that certificate as of the date of initial issuance of the offered certificates, as specified on the face of that certificate, by the then-applicable certificate factor for the relevant class. The certificate factor for any class of offered certificates, as of any date of determination, will equal a fraction, expressed as a percentage, the numerator of which will be the then outstanding total principal balance or notional amount, as applicable, of that class, and the denominator of which will be the original total principal balance or notional amount, as applicable, of that class. Certificate factors will be reported monthly in the trustee's report.

REGISTRATION AND DENOMINATIONS

         General. The offered certificates will be issued in book-entry form in original denominations of--

         o     in the case of the class XP certificates, $100,000 initial notional amount and in any whole dollar denominations in excess of $100,000; and

         o     in the case of the other offered certificates, $25,000 initial principal balance and in any whole dollar denomination in excess of $25,000.

                                     S-150

         Each class of offered certificates will initially be represented by one or more certificates registered in the name of Cede & Co., as nominee of The
Depository Trust Company. You will not be entitled to receive an offered certificate issued in fully registered, certificated form, except under the limited circumstances described in the accompanying prospectus under
"Description of The Certificates--Book-Entry Registration". For so long as any class of offered certificates is held in book-entry form--

         o     all references in this prospectus supplement to actions by holders of those certificates will refer to actions taken by DTC upon instructions received from beneficial owners of those certificates through its participating organizations; and

         o     all references in this prospectus supplement to payments,
               notices, reports, statements and other information to holders of those certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of those certificates, for payment to beneficial owners of offered certificates through its participating organizations in
               accordance with DTC's procedures.

         The trustee will initially serve as certificate registrar for purposes of providing for the registration of the offered certificates and, if and to the extent physical certificates are issued to the actual beneficial owners of any of the offered certificates, the registration of transfers and exchanges of those certificates.

         For a discussion of DTC, see "Description of The
Certificates--Book-Entry Registration" in the accompanying prospectus.

DISTRIBUTION ACCOUNT

         General. The trustee must establish and maintain an account in which it will hold funds pending their payment on the certificates and from which it will make those payments. That distribution account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. Funds held in the trustee's distribution account may be held as cash or invested in
Permitted Investments. Any interest or other income earned on funds in the trustee's distribution account will be paid to the trustee subject to the limitations set forth in the pooling and servicing agreement.

         Although the trustee may establish and maintain collections of
Additional Interest in an account separate from, but comparable to, its distribution account, it is anticipated that, and the discussion in this prospectus supplement assumes that, any collections of Additional Interest will be held as part of a sub-account of the trustee's distribution account.

         Deposits. On the business day prior to each distribution date, the master servicer will be required to remit to the trustee for deposit in the distribution account the following funds:

         o     all payments and other collections on the mortgage loans and any
               REO Properties that are then on deposit in the master servicer's collection account, exclusive of any portion of those payments and other collections that represents one or more of the
               following:

               1.   monthly debt service payments due on a due date subsequent to the end of the related collection period;

               2.   payments and other collections received after the end of the related collection period;

                                     S-151

               3.   amounts that are payable or reimbursable from the master
                    servicer's collection account to any person other than the certificateholders, including--

                    (a)  amounts payable to the master servicer or the special servicer as compensation, including master servicing
                         fees, special servicing fees, workout fees, principal
                         recovery fees, assumption fees, modification fees and,
                         to the extent not otherwise applied to cover interest
                         on Advances and/or certain other actual or potential
                         Additional Trust Fund Expenses, Penalty Interest and
                         late payment charges,

                    (b)  amounts payable in reimbursement of outstanding
                         Advances, together with interest on those Advances, and

                    (c)  amounts payable with respect to other expenses of the trust; and

               4.   amounts deposited in the master servicer's collection
                    account in error;

         o     any compensating interest payment deposited in the master
               servicer's collection account to cover Prepayment Interest
               Shortfalls incurred with respect to the mortgage loans during the related collection period;

         o     any P&I advances made with respect to that distribution date; and

         o     any amounts paid by the master servicer, the special servicer or the plurality controlling class certificateholder to purchase all the mortgage loans and any REO Properties (minus certain required deductions) in connection with the termination of the trust as contemplated under "Description of the Offered
               Certificates--Termination" in this prospectus supplement.

         See "--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" below and "Servicing of the Mortgage
Loans--Collection Account" and "--Servicing and Other Compensation and Payment
of Expenses" in this prospectus supplement.

         With respect to each distribution date that occurs during March, commencing in March 2006, the trustee will be required to transfer from its interest reserve account, which we describe under "--Interest Reserve Account"
below, to the distribution account the interest reserve amounts that are then being held in that interest reserve account with respect to those mortgage loans that accrue interest on an Actual/360 Basis.

         Withdrawals. The trustee may from time to time make withdrawals from its distribution account for any of the following purposes:

         o     to pay itself a monthly fee which is described under "--The
               Trustee" below and any interest or other income earned on funds in the distribution account;

         o     to indemnify itself and various related persons, as described under "Description of the Governing Documents--Matters Regarding
               the Trustee" in the accompanying prospectus, and to indemnify the fiscal agent and various related persons to the same extent;

         o     to pay for any opinions of counsel required to be obtained in connection with any amendments to the pooling and servicing agreement and certain other opinions of counsel provided for in the pooling and servicing agreement;

         o     to pay any federal, state and local taxes imposed on the trust, its assets and/or transactions, together with all incidental costs and expenses, that are required to be borne by the trust as described under "Federal Income Tax Consequences--Taxation of
               Owners of REMIC Residual Certificates--Prohibited Transactions
               Tax and Other Taxes" in thE accompanying prospectus and
               "Servicing of the Mortgage Loans--REO Properties" in this
               prospectus supplement;

                                     S-152

         o     to pay any separate tax administrator any amounts reimbursable to it;

         o     to transfer from its distribution account to its interest reserve account interest reserve amounts with respect to those mortgage loans that accrue interest on an Actual/360 Basis, as and when described under "--Interest Reserve Account" below;

         o     to pay to the master servicer any amounts deposited by the master servicer in the distribution account not required to be deposited therein;

         o     to pay any amounts due and payable under the terms of the
               Westchester Intercreditor Agreement, which amounts are specified as being payable by the holder of the Westchester Trust Mortgage
               Loan; and

         o     to clear and terminate the distribution account at the
               termination of the pooling and servicing agreement.

         On each distribution date, all amounts on deposit in the trustee's distribution account, exclusive of any portion of those amounts that are to be withdrawn for the purposes contemplated in the foregoing paragraph, will be withdrawn and applied to make payments on the certificates. For any distribution date, those funds will consist of three separate components--

         o     the portion of those funds that represent prepayment
               consideration collected on the mortgage loans as a result of voluntary or involuntary prepayments that occurred during the related collection period, which will be paid to the holders of certain classes of certificates as described under
               "--Payments--Payments of Prepayment Premiums and Yield
               MaintenancE Charges" below;

         o     the portion of those funds that represent Additional Interest collected on the ARD Loans during the related collection period, which will be paid to the holders of the class Z certificates as described under "--Payments--Payments oF Additional Interest"
               below; and

         o     the remaining portion of those funds, which--

               1.   we refer to as the Available Distribution Amount; and

               2.   will be paid to the holders of all the certificates, other than the class Z certificates, as described under
                    "--Payments--Priority of Payments" below.

INTEREST RESERVE ACCOUNT

         The trustee must maintain an account in which it will hold the interest reserve amounts described in the next paragraph with respect to those mortgage loans that accrue interest on an Actual/360 Basis. That interest reserve account must be maintained in a manner and with a depository that satisfies rating agency standards for similar securitizations as the one involving the offered certificates. The interest reserve account may be a sub-account of the distribution account, but for purposes of the discussion in this prospectus supplement it is presented as if it were a separate account. Funds held in the trustee's interest reserve account may be held as cash or invested in Permitted
Investments. Any interest or other income earned on funds in the trustee's interest reserve account will be paid to the trustee subject to the limitations set forth in the pooling and servicing agreement.

         During January, except in a leap year, and February of each calendar year, beginning in 2006, the trustee will, on or before the distribution date in that month, withdraw from the distribution account and deposit in its interest reserve account the interest reserve amounts with respect to those mortgage loans that accrue interest on an Actual/360 Basis and for which the monthly debt service payment due in that month was either received or advanced. That interest reserve amount for each of those mortgage loans will generally equal one day's interest

                                     S-153

(exclusive of Penalty Interest and Additional Interest and net of any master servicing fees and trustee fees payable therefrom and, in the case of the
Westchester Trust Mortgage Loan, further net of any servicing fee payable therefrom under the MLMT Series 2005-MCP1 pooling and servicing agreement)
accrued on the Stated Principal Balance of the subject mortgage loan as of the end of the related collection period.

         During March of each calendar year, beginning in 2006, the trustee will, on or before the distribution date in that month, withdraw from its interest reserve account and deposit in the distribution account any and all interest reserve amounts then on deposit in the interest reserve account with respect to those mortgage loans that accrue interest on an Actual/360 Basis. All interest reserve amounts that are so transferred from the interest reserve account to the distribution account will be included in the Available
Distribution Amount for the distribution date during the month of transfer.

CALCULATION OF PASS-THROUGH RATES

         The pass-through rates for the class    ,    and   certificates will,
in the case of each of these classes, be fixed at the rate per annum identified as the initial pass-through rate for the subject class in the table under
"Summary of Prospectus Supplement--Overview of the Series 2005-CIP1
Certificates" in this prospectus supplement.

         The pass-through rates for the class    ,    and   certificates will,
in the case of each of these classes, with respect to any interest accrued period, equal the lesser of (a) the Weighted Average Net Mortgage Rate for the related distribution date and (b) the rate per annum identified as the initial pass-through rate for the subject class in the table under "Summary of
Prospectus Supplement--Overview of the Series 2005-CIP1 Certificates" in this prospectus supplement.

         The pass-through rate for the class    ,    and    certificates will,
in the case of each of these classes, with respect to any interest accrual period, equal the Weighted Average Net Mortgage Rate for the related distribution date minus, in the case of the class certificates, %.

         The pass-through rate for the class XP certificates, for each interest
accrual period through and including the     interest accrual period, will equal
the weighted average of the respective strip rates, which we refer to as class
XP strip rates, at which interest accrues during that interest accrual period on the respective components of the total notional amount of the class XP certificates outstanding immediately prior to the related distribution date, with the relevant weighting to be done based upon the relative sizes of those components. Each of those components will be comprised of all or a designated portion of the total principal balance of a specified class of principal balance certificates. If all or a designated portion of the total principal balance of any class of principal balance certificates is identified under "--General"
above as being part of the total notional amount of the class XP certificates immediately prior to any distribution date, then that total principal balance
(or designated portion thereof) will represent a separate component of the notional amount of the class XP certificates for purposes of calculating the accrual of interest during the related interest accrual period. For purposes of accruing interest during any interest accrual period, through and including the interest accrual period, on any particular component of the notional amount of the class XP certificates immediately prior to the related distribution date, the applicable class XP strip rate will equal the excess, if any, of:

         (1)      the lesser of (a) the reference rate specified in Annex D to this prospectus supplement for such interest accrual period and (b) the Weighted Average Net Mortgage Rate for the related distribution date, over
         (2)      the pass-through rate in effect during such interest accrual period for the class of principal balance certificates whose principal balance, or a designated portion thereof, comprises such component.

                                     S-154

         Following the      interest accrual period, the class XP certificates
will cease to accrue interest. In connection therewith, the class XP certificates will have a 0% pass-through rate for the interest accrual period and for each interest accrual period thereafter.

         The pass-through rate for the class XC certificates for any interest accrual period will equal the weighted average of the respective strip rates, which we refer to as class XC strip rates, at which interest accrues during that interest accrual period on the respective components of the total notional amount of the class XC certificates outstanding immediately prior to the related distribution date, with the relevant weighting to be done based upon the relative sizes of those components. Each of those components will be comprised of all or a designated portion of the total principal balance of the respective classes of the principal balance certificates. In general, the total principal balance of each class of principal balance certificates will constitute a separate component of the total notional amount of the class XC certificates;
provided that, if a portion, but not all, of the total principal balance of any particular class of principal balance certificates is identified under
"--General" above as being part of the total notional amount of the class XP certificates immediately prior to any distribution date, then that identified portion of such total principal balance will also represent a separate component of the total notional amount of the class XC certificates for purposes of calculating the accrual of interest during the related interest accrual period, and the remaining portion of such total principal balance will represent another separate component of the class XC certificates for purposes of calculating the accrual of interest during the related interest accrual period. For purposes of accruing interest during any interest accrual period, through and including the interest accrual period, on any particular component of the total notional amount of the class XC certificates immediately prior to the related distribution date, the applicable class XC strip rate will be calculated as follows:

         (1)      if such particular component consists of the entire total
                  principal balance of any class of principal balance
                  certificates, and if such total principal balance also
                  constitutes, in its entirety, a component of the total
                  notional amount of the class XP certificates immediately prior to the related distribution date, then the applicable class XC strip rate will equal the excess, if any, of (a) the Weighted
                  Average Net Mortgage Rate for the related distribution date, over (b) the greater of (i) the reference rate specified on
                  Annex D to this prospectus supplement for such interest
                  accrual period and (ii) the pass-through rate in effect during such interest accrual period for such class of principal
                  balance certificates;

         (2)      if such particular component consists of a designated portion
                  (but not all) of the total principal balance of any class of principal balance certificates, and if such designated portion of such total principal balance also constitutes a component of the total notional amount of the class XP certificates
                  immediately prior to the related distribution date, then the applicable class XC strip rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for the related distribution date, over (b) the greater of (i) the reference rate specified on Annex D to this prospectus supplement for such interest accrual period and (ii) the pass-through rate in effect during such interest accrual period for such class of principal balance certificates;

         (3)      if such particular component consists of the entire total
                  principal balance of any class of principal balance
                  certificates, and if such total principal balance does not, in whole or in part, also constitute a component of the total notional amount of the class XP certificates immediately prior to the related distribution date, then the applicable class XC strip rate will equal the excess, if any, of (a) the Weighted
                  Average Net Mortgage Rate for the related distribution date, over (b) the pass-through rate in effect during such interest accrual period for such class of principal balance
                  certificates; and

         (4)      if such particular component consists of a designated portion
                  (but not all) of the total principal balance of any class of principal balance certificates, and if such designated portion of such total principal balance does not also constitute a component of the total notional amount of the class XP
                  certificates immediately prior to the related distribution date, then the applicable class XC

                                     S-155

                  strip rate will equal the excess, if any, of (a) the Weighted
                  Average Net Mortgage Rate for the related distribution date, over (b) the pass-through rate in effect during such interest accrual period for such class of principal balance
                  certificates.

         Notwithstanding the foregoing, for purposes of accruing interest on the class XC certificates during each interest accrual period subsequent to the interest accrual period, the total principal balance of each class of principal balance certificates will constitute a single separate component of the total notional amount of the class XC certificates, and the applicable class XC strip rate with respect to each such component for each such interest period will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such interest accrual period, over (b) the pass-through rate in effect during such interest accrual period for the class of principal balance certificates whose principal balance makes up such component.

         The class Z, R-I and R-II certificates will not be interest-bearing and, therefore, will not have pass-through rates.

PAYMENTS

         General. On each distribution date, the trustee will, to the extent of available funds, make all payments required to be made on the certificates on that date to the holders of record as of the close of business on the last business day of the calendar month preceding the month in which those payments are to occur. The final payment of principal and/or interest on any offered certificate, however, will be made only upon presentation and surrender of that certificate at the offices of the certificate registrar or such other location to be specified in a notice of the pendency of that final payment.

         In order for a certificateholder to receive payments by wire transfer on and after any particular distribution date, that certificateholder must provide the trustee with written wiring instructions no later than five business days prior to the last business day of the calendar month preceding the month in which that distribution date occurs. Otherwise, that certificateholder will receive its payments by check mailed to it.

         Cede & Co. will be the registered holder of your offered certificates, and you will receive payments on your offered certificates through DTC and its participating organizations, until physical certificates are issued to the actual beneficial owners. See "--Registration and Denominations" above.

         Payments of Interest. All of the classes of the certificates will bear interest, except for the class Z, R-I and R-II certificates.

         With respect to each interest-bearing class of the certificates, that interest will accrue during each interest accrual period based upon--

         o     the pass-through rate with respect to that class for that
               interest accrual period;

         o     the total principal balance or notional amount, as the case may be, of that class outstanding immediately prior to the related distribution date; and

         o     the assumption that each year consists of twelve 30-day months.

         On each distribution date, subject to available funds and the priorities of payment described under "--Payments--Priority oF Payments" below, the holders of each interest-bearing class of the certificates will be entitled to receive the total amount of interest accrued during the related interest accrual period with respect to that class of certificates, reduced (except in the case of the class XC and XP certificates) by the product of:

         o     the amount of any Net Aggregate Prepayment Interest Shortfall for
               that distribution date; multiplied by

                                     S-156

         o        a fraction, the numerator of which is the total amount of
                  interest accrued during the related interest accrual period with respect to the subject class of certificates, and the denominator of which is the total amount of interest accrued during the related interest accrual period with respect to all of the interest-bearing classes of the certificates, exclusive of the class XP and XC certificates.

         If the holders of any interest-bearing class of the certificates do not receive all of the interest to which they are entitled on any distribution date, then they will continue to be entitled to receive the unpaid portion of that interest on future distribution dates, subject to the available funds for those future distribution dates and the priorities of payment described under
"--Payments--Priority of Payments" below.

         Payments of Principal. In general, subject to available funds and the priority of payments described under "--Payments--Priority of Payments" below, the total distributions of principal to be made with respect to the principal
balancE certificates on any given distribution date will equal the Principal
Distribution Amount for that distribution date, and the total distributions of principal to be made with respect to any particular class of principal balance certificates on any given distribution date will equal the portion of the
Principal Distribution Amount for that distribution date that is allocable to that particular class of principal balance certificates. So long as both the class A-4 and A-1A certificates remain outstanding, however, except as otherwise set forth below, the Principal Distribution Amount for each distribution date will be calculated on a loan group-by-loan group basis. On each distribution date after the total principal balance of either the A-4 or A-1A class has been reduced to zero, a single Principal Distribution Amount will be calculated in the aggregate for both loan groups.

         As indicated in the definition of "Principal Distribution Amount" in the glossary to this prospectus supplement, the Principal Distribution Amount for any distribution date will generally be:

         o     reduced by any Nonrecoverable Advance, with interest thereon, or any Workout-Delayed Reimbursement Amount with respect to any mortgage loan (or, in the case of a servicing advance, with respect to the related Loan Combination) that is reimbursed out of general collections of principal on the mortgage pool received during the related collection period; and

         o     increased by any items recovered during the related collection period that previously constituted a Nonrecoverable Advance or interest thereon or a Workout-Delayed Reimbursement Amount that was reimbursed out of general collections of principal on the mortgage pool during a prior collection period.

         If any Nonrecoverable Advance, with interest thereon, or
Workout-Delayed Reimbursement Amount with respect to a mortgage loan is reimbursed out of general collections of principal on the mortgage pool, then any corresponding reduction in the Principal Distribution Amount for the relevant distribution date, as contemplated by the first bullet of the prior paragraph, will generally result first in a reduction in the portion of such
Principal Distribution Amount attributable to the loan group that includes the subject mortgage loan, until such portion is reduced to zero, and then in the portion of such Principal Distribution Amount that is attributable to the other loan group. Increases in the Principal Distribution Amount for any distribution date, as contemplated by the second bullet of the prior paragraph, will generally be made to offset prior reductions in reverse order to that described in the prior sentence. See "Servicing of the Mortgage Loans--Servicing and Other
Compensation and Payment of Expenses" in this prospectus supplement and
"--Advances of Delinquent Monthly Debt Service Payments and Reimbursement of
Advances" below.

         The payment of Additional Trust Fund Expenses with respect to any mortgage loan may result in a reduction of amounts allocable as principal of that mortgage loan and, accordingly, a smaller Principal Distribution Amount.

                                     S-157

         In general, the portion of the Principal Distribution Amount consisting of the Loan Group 1 Principal Distribution Amount will be allocated to the class
A-1, A-2, A-3, A-SB and A-4 certificates on each distribution date as follows:

         o     first, to the class A-SB certificates, up to the lesser of--

               1.   the entire Loan Group 1 Principal Distribution Amount for
                    that distribution date, and

               2.   the excess, if any, of (a) the total principal balance of
                    the class A-SB certificates outstanding immediately prior to that distribution date, over (b) the Class A-SB Planned
                    Principal Balance for that distribution date; and

         o     second, to the class A-1 certificates, up to the lesser of--

               1.   the entire Loan Group 1 Principal Distribution Amount for
                    that distribution date, reduced by any portion of that
                    amount allocable to the class A-SB certificates as described in the preceding bullet, and

               2.   the total principal balance of the class A-1 certificates
                    outstanding immediately prior to that distribution date;

         o     third, to the class A-2 certificates, up to the lesser of--

               1.   the entire Loan Group 1 Principal Distribution Amount for
                    that distribution date, reduced by any portion of that
                    amount allocable to the class A-SB and/or A-1 certificates as described in the preceding two bullets, and

               2.   the total principal balance of the class A-2 certificates
                    outstanding immediately prior to that distribution date;

         o     fourth, to the class A-3 certificates, up to the lesser of--

               1.   the entire Loan Group 1 Principal Distribution Amount for
                    that distribution date, reduced by any portion of that
                    amount allocable to the class A-SB, A-1 and/or A-2
                    certificates as described in the preceding three bullets,
                    and

               2.   the total principal balance of the class A-3 certificates
                    outstanding immediately prior to that distribution date; and

         o     fifth, to the class A-SB certificates, up to the lesser of--

               1.   the entire Loan Group 1 Principal Distribution Amount for
                    that distribution date, reduced by any portion of that
                    amount allocable to the class A-SB, A-1, A-2 and/or A-3
                    certificates as described in the preceding four bullets, and

               2.   the total principal balance of the class A-SB certificates outstanding immediately prior to that distribution date (as reduced by any portion of the Loan Group 1 Principal
                    Distribution Amount for that distribution date allocable to the class A-SB certificates as described in the fourth
                    preceding bullet); and

         o     sixth, to the class A-4 certificates, up to the lesser of--

               1.   the entire Loan Group 1 Principal Distribution Amount for
                    that distribution date, reduced by any portion of that
                    amount allocable to the class A-SB, A-1, A-2 and/or A-3
                    certificates as described in the preceding five bullets, and

               2.   the total principal balance of the class A-4 certificates
                    outstanding immediately prior to that distribution date.

                                     S-158

         In general, the portion of the Principal Distribution Amount consisting of the Loan Group 2 Principal Distribution Amount will be allocated to the class
A-1A certificates on each distribution date up to the lesser of--

         o     the entire Loan Group 2 Principal Distribution Amount for that distribution date; and

         o     the total principal balance of the class A-1A certificates outstanding immediately prior to that distribution date.

         If the Loan Group 1 Principal Distribution Amount for any distribution date exceeds the total principal balance of the class A-1, A-2, A-3, A-SB and
A-4 certificates outstanding immediately prior to that distribution date, then
(following retirement of the class A-1, A-2, A-3, A-SB and A-4 certificates) the remaining portion thereof would be allocated to the class A-1A certificates, up to the extent necessary to retire such class of certificates. Similarly, if the
Loan Group 2 Principal Distribution Amount for any distribution date exceeds the total principal balance of the class A-1A certificates outstanding immediately prior to that distribution date, then (following retirement of the class A-1A certificates) the remaining portion thereof would be allocated (after taking account of the allocations of the Loan Group 1 Principal Distribution Amount for
that distribution date described in the second preceding paragraph): first, to the class A-SB certificates, up to the extent necessary to pay down the then total principal balance thereof to the Class A-SB Planned Principal Balance for that distribution date; and, then, to the class A-1, A-2, A-3, A-SB and A-4 certificates, in that order, up to the extent necessary to retire each such class of certificates.

         Notwithstanding the foregoing, if any of two or more of the A-1, A-2,
A-3, A-SB, A-4 and A-1A classes are outstanding at a time when the total principal balance of the class AM, AJ, B, C, D, E, F, G, H, J, K, L, M, N, P and
Q certificates has been reduced to zero as described under "--Reductions to
Certificate Principal Balances in Connection With Realized Losses and Additional
Trust Fund Expenses" below, then the Principal Distribution Amount for each distribution date thereafter will be allocable among the A-1, A-2, A-3, A-SB,
A-4 and A-1A classes that remain outstanding on a pro rata basis in accordance with their respective total principal balances immediately prior to that distribution date, in each case up to that total principal balance and without regard to loan groups.

         Following the retirement of the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates, the Principal Distribution Amount for each distribution date will be allocated to the respective classes of certificates identified in the table below and in the order of priority set forth in that table, in each case up to the lesser of--

         o     the portion of that Principal Distribution Amount that remains unallocated; and

         o     the total principal balance of the particular class immediately prior to that distribution date.

                                     S-159

                 ORDER OF ALLOCATION                            CLASS
              -------------------------                      -----------
                          1                                      AM
                          2                                      AJ
                          3                                       B
                          4                                       C
                          5                                       D
                          6                                       E
                          7                                       F
                          8                                       G
                          9                                       H
                         10                                       J
                         11                                       K
                         12                                       L
                         13                                       M
                         14                                       N
                         15                                       P
                         16                                       Q

         In no event will the holders of any class of certificates listed in the foregoing table be entitled to receive any payments of principal until the total principal balance of the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates is reduced to zero. Furthermore, in no event will the holders of any class of certificates listed in the foregoing table be entitled to receive any payments of principal until the total principal balance of all other classes of certificates, if any, listed above it in the foregoing table is reduced to zero.

         Reimbursement Amounts. As discussed under "--Reductions of Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" below, the total principal balance of any class of principal balance certificates may be reduced without a corresponding payment of principal. If that occurs with respect to any class of principal balance certificates then, subject to available funds from time to time and the priority of payments described under "--Payments--Priority of Payments" below, the holders of that class may receive reimbursement of the amount of any such reduction, without interest. References to the "loss reimbursement amount" under
"--Payments--Priority of Payments" below mean, in the case of any class of principal balance certificates, the total amount of all previously unreimbursed reductions, if any, made in the total principal balance of that class on all prior distribution dates as discussed under "--Reductions of Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" below.

         In limited circumstances, the total principal balance of a class of principal balance certificates that was previously reduced as described in the preceding paragraph without a corresponding payment of principal, may be reinstated (up to the amount of the prior reduction), with interest. Any such reinstatement of principal balance would result in a corresponding reduction in the loss reimbursement amount otherwise payable to the holders of the subject class of principal balance certificates. In general, such a reinstatement of principal balance on any particular distribution date would result from any recoveries of Nonrecoverable Advances (or interest thereon) that was reimbursed in a prior collection period from the principal portion of general collections on the mortgage pool, which recoveries are included in the Principal
Distribution Amount for such Distribution Date.

         Priority of Payments. On each distribution date, the trustee will apply the Available Distribution Amount for that date applicable to the related loan group or both loan groups, to make the following payments in the following order of priority, in each case to the extent of the remaining applicable portion of the Available Distribution Amount:

                                     S-160



     ORDER OF            RECIPIENT CLASS
     PAYMENT               OR CLASSES                                    TYPE AND AMOUNT OF PAYMENT
------------------- -------------------------- -------------------------------------------------------------------------------------

        1                  XC and XP*          From the entire Available Distribution Amount, interest up to the total interest payable on those classes, pro rata, based on entitlement, without regard to loan groups

                         A-1, A-2, A-3,        From the portion of the Available Distribution Amount attributable to the mortgage
                         A-SB and A-4*         loans in loan group 1, interest up to the total interest payable on those classes, pro rata, based on entitlement

                             A-1A*             From the portion of the Available Distribution Amount attributable to the mortgage loans in loan group 2, interest up to the total interest payable on such class

        2                A-1, A-2, A-3,        Principal up to the Loan Group 1 Principal Distribution Amount (and, if the class
                         A-SB and A-4**        A-1A certificates are retired, any remaining portion of the Loan Group 2 Principal
                                               Distribution Amount), first to the class A-SB certificates, until the total principal balance thereof is reduced to the applicable Class A-SB Planned Principal Balance, and then to the class A-1, A-2, A-3, A-SB and A-4 certificates, in that order, in the case of each such class until retired

                             A-1A**            Principal up to the Loan Group 2 Principal Distribution Amount (and, if the class A-4 certificates are retired, any remaining portion of the Loan Group 1 Principal
                                               Distribution Amount), until the class A-1A certificates are retired

        3                A-1, A-2, A-3,        Reimbursement  up to the loss  reimbursement  amounts  for those  classes,  pro
                       A-SB, A-4 and A-1A      rata, based on entitlement, without regard to loan groups
------------------- -------------------------- -------------------------------------------------------------------------------------
        4                      AM              Interest up to the total interest payable on that class
------------------- -------------------------- -------------------------------------------------------------------------------------
        5                      AM              Principal up to the portion of the Principal Distribution Amount allocable to that class
------------------- -------------------------- -------------------------------------------------------------------------------------
        6                      AM              Reimbursement up to the loss reimbursement amount for that class
------------------- -------------------------- -------------------------------------------------------------------------------------
        7                      AJ              Interest up to the total interest payable on that class

        8                      AJ              Principal up to the portion of the Principal Distribution Amount allocable to that class

        9                      AJ              Reimbursement up to the loss reimbursement amount for that class
------------------- -------------------------- -------------------------------------------------------------------------------------
        10                      B              Interest up to the total interest payable on that class

        11                      B              Principal up to the portion of the Principal Distribution Amount allocable to that class


                                                               S-161



     ORDER OF            RECIPIENT CLASS
     PAYMENT               OR CLASSES                                    TYPE AND AMOUNT OF PAYMENT
------------------- -------------------------- -------------------------------------------------------------------------------------

        12                      B              Reimbursement up to the loss reimbursement amount for that class
------------------- -------------------------- -------------------------------------------------------------------------------------
        13                      C              Interest up to the total interest payable on that class

        14                      C              Principal up to the portion of the Principal Distribution Amount allocable to that class

        15                      C              Reimbursement up to the loss reimbursement amount for that class
------------------- -------------------------- -------------------------------------------------------------------------------------
        16                      D              Interest up to the total interest payable on that class

        17                      D              Principal up to the portion of the Principal Distribution Amount allocable to that class

        18                      D              Reimbursement up to the loss reimbursement amount for that class
------------------- -------------------------- -------------------------------------------------------------------------------------
        19                      E              Interest up to the total interest payable on that class

        20                      E              Principal up to the portion of the Principal Distribution Amount allocable to that class

        21                      E              Reimbursement up to the loss reimbursement amount for that class
------------------- -------------------------- -------------------------------------------------------------------------------------
        22                      F              Interest up to the total interest payable on that class

        23                      F              Principal up to the portion of the Principal Distribution Amount allocable to that class

        24                      F              Reimbursement up to the loss reimbursement amount for that class
------------------- -------------------------- -------------------------------------------------------------------------------------
        25                      G              Interest up to the total interest payable on that class

        26                      G              Principal up to the portion of the Principal Distribution Amount allocable to that class

        27                      G              Reimbursement up to the loss reimbursement amount for that class
------------------- -------------------------- -------------------------------------------------------------------------------------
        28                      H              Interest up to the total interest payable on that class

        29                      H              Principal up to the portion of the Principal Distribution Amount allocable to that class

        30                      H              Reimbursement up to the loss reimbursement amount for that class
------------------- -------------------------- -------------------------------------------------------------------------------------


                                                               S-162



     ORDER OF            RECIPIENT CLASS
     PAYMENT               OR CLASSES                                    TYPE AND AMOUNT OF PAYMENT
------------------- -------------------------- -------------------------------------------------------------------------------------

        31                      J              Interest up to the total interest payable on that class

        32                      J              Principal up to the portion of the Principal Distribution Amount allocable to that class

        33                      J              Reimbursement up to the loss reimbursement amount for that class
------------------- -------------------------- -------------------------------------------------------------------------------------
        34                      K              Interest up to the total interest payable on that class

        35                      K              Principal up to the portion of the Principal Distribution Amount allocable to that class

        36                      K              Reimbursement up to the loss reimbursement amount for that class
------------------- -------------------------- -------------------------------------------------------------------------------------
        37                      L              Interest up to the total interest payable on that class

        38                      L              Principal up to the portion of the Principal Distribution Amount allocable to that class

        39                      L              Reimbursement up to the loss reimbursement amount for that class
------------------- -------------------------- -------------------------------------------------------------------------------------
        40                      M              Interest up to the total interest payable on that class

        41                      M              Principal up to the portion of the Principal Distribution Amount allocable to that class

        42                      M              Reimbursement up to the loss reimbursement amount for that class
------------------- -------------------------- -------------------------------------------------------------------------------------
        43                      N              Interest up to the total interest payable on that class

        44                      N              Principal up to the portion of the Principal Distribution Amount allocable to that class

        45                      N              Reimbursement up to the loss reimbursement amount for that class
------------------- -------------------------- -------------------------------------------------------------------------------------


                                                               S-163



     ORDER OF            RECIPIENT CLASS
     PAYMENT               OR CLASSES                                    TYPE AND AMOUNT OF PAYMENT
------------------- -------------------------- -------------------------------------------------------------------------------------

        46                      P              Interest up to the total interest payable on that class

        47                      P              Principal up to the portion of the Principal Distribution Amount allocable to that class

        48                      P              Reimbursement up to the loss reimbursement amount for that class
------------------- -------------------------- -------------------------------------------------------------------------------------
        49                      Q              Interest up to the total interest payable on that class

        50                      Q              Principal up to the portion of the Principal Distribution Amount allocable to that class

        51                      Q              Reimbursement up to the loss reimbursement amount for that class
------------------- -------------------------- -------------------------------------------------------------------------------------
        52                R-I and R-II         Any remaining portion of the Available Distribution Amount


----------------------

*        If the portion of the Available Distribution Amount allocable to pay interest on any one or more of the A-1, A-2, A-3, A-SB, A-4, A-1A, XC and XP classes, as set forth in the table above, is insufficient for that purpose, then the Available Distribution Amount will be applied to pay interest on all those classes, pro rata based on entitlement.

**       In general, no payments of principal will be made in respect of the class A-1, A-2, A-3 and/or A-4 certificates on any given distribution date until the total principal balance of the class A-SB certificates is paid down to the then applicable Class A-SB Planned Principal
         Balance. In addition, no payments of principal will be made in respect of the class A-2 certificates until the total principal balance of the class A-1 certificates is reduced to zero, no payments of principal will be made in respect of the class A-3 certificates until the total principal balance of the class A-2 certificates is reduced to zero, no payments of principal will be made in respect of the class A-SB certificates (other than as described in the prior sentence) until the total principal balance of the class A-3 certificates is reduced to zero and no payments of principal will be made in respect of the class
         A-4 certificates until the total principal balance of the class A-SB certificates is reduced to zero. Furthermore, for purposes of receiving distributions of principal from the Loan Group 1 Principal Distribution
         Amount, the holders of the class A-1, A-2, A-3, A-SB and A-4 certificates will have a prior right, relative to the holders of the class A-1A certificates, to any available funds attributable to loan group 1; and, for purposes of receiving distributions of principal from the Loan Group 2 Principal Distribution Amount, the holders of the class A-1A certificates will have a prior right, relative to the holders of the class A-1, A-2, A-3, A-SB and A-4 certificates, to any available funds attributable to loan group 2. However, if any two or more of the A-1, A-2, A-3, A-SB, A-4 and A-1A classes are outstanding at a time when the total principal balance of the class AM, AJ, B, C,
         D, E, F, G, H, J, K, L, M, N, P and Q certificates has been reduced to zero as described under "--Reductions to Certificate Principal Balances in Connection With Realized Losses and Additional Trust Fund Expenses"
         below, payments of principal on the outstanding class A-1, A-2, A-3,
         A-SB, A-4 and A-1A certificates will be made on a pro rata basis in accordance with the respective total principal balances of those classes then outstanding, without regard to loan groups.

         Payments of Prepayment Premiums and Yield Maintenance Charges. If any
prepayment consideration is collected during any particular collection period with respect to any mortgage loan, regardless of whether that prepayment consideration is calculated as a percentage of the amount prepaid or in accordance with a yield maintenance formula, then on the distribution date corresponding to that collection period, the trustee will pay a portion of that prepayment consideration to each of the holders of class A-1, A-2, A-3, A-SB,
A-4, A-1A, AM, AJ, B, C, D, E, F, G and H certificates that are entitled to payments of principal on that distribution date (or, for so long as the class
A-4 and A-1A certificates are outstanding, payments of principal on that distribution date from collections on the loan group that includes the prepaid mortgage loan), up to an amount equal to the product of--

                                     S-164

         o     the full amount of that prepayment consideration, net of workout fees and principal recovery fees payable from it, multiplied by

         o     a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of the
               pass-through rate for that class of certificates over the
               relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, and further multiplied by

         o     a fraction, the numerator of which is equal to the amount of principal payable to that class of certificates on that
               distribution date (or, for so long as the class A-4 and A-1A certificates are outstanding, principal payable to that class of certificates on that distribution date from collections on the loan group that includes the prepaid mortgage loan), and the denominator of which is the Principal Distribution Amount (or, so long as the class A-4 and A-1A certificates are outstanding, the
               Loan Group 1 Principal Distribution Amount or the Loan Group 2
               Principal Distribution Amount, as applicable, based on which loan group includes the prepaid mortgage loan) for that distribution date.

         The discount rate applicable to any class of certificates with respect to any prepaid mortgage loan will be equal to the discount rate stated in the relevant loan documents, or if none is stated, will equal the yield, when compounded monthly, on the U.S. Treasury issue, primary issue, with a maturity date closest to the maturity date or anticipated repayment date, as applicable, for the prepaid mortgage loan. In the event that there are two or more U.S.
Treasury issues--

         o     with the same coupon, the issue with the lowest yield will be selected; or

         o     with maturity dates equally close to the maturity date or
               anticipated repayment date, as applicable, for the prepaid mortgage loan, the issue with the earliest maturity date will be selected.

         The calculation of the discount rate with respect to certain mortgage loans may vary from the above description.

         Following any payment of prepayment consideration as described above, the trustee will pay any remaining portion of the prepayment consideration, net of workout fees and principal recovery fees payable from it, to the holders of the class XP and/or XC certificates as follows:

         o     on each distribution date up to and including the distribution date in --

               1.   to the holders of the class XP certificates, an amount equal to % of that remaining portion of the prepayment
                    consideration, and

               2.   to the holders of the class XC certificates, an amount equal to % of that remaining portion of the prepayment
                    consideration; and

         o     on each distribution date that occurs subsequent to , to the holders of the class XC certificates, an amount equal to 100% of that remaining portion of the prepayment consideration.

         Neither we nor the underwriters make any representation as to--

         o     the enforceability of the provision of any promissory note evidencing one of the mortgage loans or any other loan document requiring the payment of a prepayment premium or yield
               maintenance charge; or

         o     the collectability of any prepayment premium or yield maintenance charge.

                                     S-165

         See "Description of the Mortgage Pool--Terms and Conditions of the
Mortgage Loans--Voluntary Prepayment Provisions" anD "--Other Prepayment
Provisions" in this prospectus supplement.

         NOTWITHSTANDING THE FOREGOING, ALL PREPAYMENT PREMIUMS AND YIELD
MAINTENANCE CHARGES PAYABLE AS DESCRIBED ABOVE, WILL BE REDUCED, WITH RESPECT TO
SPECIALLY SERVICED MORTGAGE LOANS, BY AN AMOUNT EQUAL TO ADDITIONAL TRUST FUND
EXPENSES AND REALIZED LOSSES PREVIOUSLY ALLOCATED TO ANY CLASS OF CERTIFICATES.

         Payments of Additional Interest. On each distribution date, any
Additional Interest collected on the ARD Loans during the related collection period will be distributed to the holders of the class Z certificates.

         Treatment of REO Properties. Notwithstanding that any mortgaged real property may be acquired as part of the trust assets through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan will be treated as having remained outstanding, until the REO Property is liquidated, for purposes of determining--

         o     payments on the certificates;

         o     allocations of Realized Losses and Additional Trust Fund Expenses
               to the certificates; and

         o     the amount of all fees payable to the master servicer, the special servicer, the trustee and the fiscal agent under the pooling and servicing agreement.

         In connection with the foregoing, that mortgage loan deemed to remain outstanding will be taken into account when determining the Weighted Average Net
Mortgage Rate and the Principal Distribution Amount for each distribution date.

         Operating revenues and other proceeds derived from an REO Property administered under the pooling and servicing agreement will be applied--

         o     first, to pay or reimburse the master servicer, the special servicer, the trustee and/or the fiscal agent for the payment of some of the costs and expenses incurred in connection with the operation and disposition of the REO Property; and

         o     second, as collections of principal, interest and other amounts due on the related mortgage loan.

         Revenues and other proceeds derived with respect to the Westchester REO
Property will be similarly applied.

         To the extent described under "--Advances of Delinquent Monthly Debt
Service Payments and Reimbursement of Advances" below, the master servicer, the trustee and the fiscal agent will be required to advance delinquent monthly debt service payments with respect to each mortgage loan as to which the corresponding mortgaged real property has become an REO Property, in all cases as if the mortgage loan had remained outstanding.

REDUCTIONS TO CERTIFICATE PRINCIPAL BALANCES IN CONNECTION WITH REALIZED LOSSES
AND ADDITIONAL TRUST FUND EXPENSES

         As a result of Realized Losses and Additional Trust Fund Expenses, the
total Stated Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool may decline below the total principal balance of the principal balance certificates.

         On each distribution date, following the payments to be made to the certificateholders on that distribution date, the trustee will be required to allocate to the respective classes of the principal balance certificates, sequentially in the order described in the following table and, in each case, up to the total principal balance of the

                                     S-166

subject class, the aggregate of all Realized Losses and Additional Trust Fund
Expenses that were incurred at any time following the cut-off date through the end of the related collection period and were not previously allocated on any prior distribution date, but only to the extent that the total principal balance of the principal balance certificates following all payments made to certificateholders on that distribution date exceeds the total Stated Principal
Balance of, together with any Unliquidated Advances with respect to, the mortgage pool that will be outstanding immediately following that distribution date.

               ORDER OF ALLOCATION                       CLASS
             -----------------------                   ---------
                        1                                  Q
                        2                                  P
                        3                                  N
                        4                                  M
                        5                                  L
                        6                                  K
                        7                                  J
                        8                                  H
                        9                                  G
                        10                                 F
                        11                                 E
                        12                                 D
                        13                                 C
                        14                                 B
                        15                                AJ
                        16                                AM
                        17                       A-1, A-2, A-3, A-SB,
                                                A-4 and A-1A, pro rata
                                                       based on
                                               total principal balances

         The reductions in the total principal balances of the respective classes of principal balance certificates identified in the foregoing table, will represent an allocation of the Realized Losses and/or Additional Trust Fund
Expenses that caused the particular mismatch in balances between the mortgage loans and those classes of certificates. A reduction of this type in the total principal balance of any of the foregoing classes of the principal balance certificates may result in a corresponding reduction in the total notional amount of the class XC and/or XP certificates.

         A Realized Loss can result from the liquidation of a defaulted mortgage loan or any related REO Property for less than the full amount due thereunder.
In addition, if any portion of the debt due under any of the mortgage loans is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the master servicer or the special servicer or in connection with the bankruptcy, insolvency or similar proceeding involving the related borrower, the amount forgiven, other than Penalty Interest and Additional
Interest, also will be treated as a Realized Loss. Furthermore, any
Nonrecoverable Advance reimbursed from principal collections will constitute a
Realized Loss.

         Some examples of Additional Trust Fund Expenses are:

         o     any special servicing fees, workout fees and principal recovery fees paid to the special servicer; which fees are not covered out of late payment charges and Penalty Interest actually collected on the related mortgage loan;

                                     S-167

         o     any interest paid to the master servicer, the special servicer, the trustee and/or the fiscal agent with respect to unreimbursed
               Advances, which interest payment is not covered out of late payment charges and Penalty Interest actually collected on the related mortgage loan;

         o     any amounts payable to the special servicer in connection with inspections of mortgaged real properties, which amounts are not covered out of late payment charges and Penalty Interest actually collected on the related mortgage loan;

         o     the cost of various opinions of counsel required or permitted to be obtained in connection with the servicing of the mortgage loans and the administration of the other trust assets;

         o     any unanticipated, non-mortgage loan specific expenses of the trust, including--

               1.   any reimbursements and indemnifications to the trustee
                    and/or various related persons described under "Description of the Governing Documents--Matters Regarding the Trustee"
                    in the accompanying prospectus and any similar
                    reimbursements and indemnifications to the fiscal agent
                    and/or various related persons;

               2.   any reimbursements and indemnification to the master
                    servicer, the special servicer, us and/or various related
                    persons described under "Description of the Governing
                    Documents--Matters Regarding the Master Servicer, the
                    Special Servicer, the Manager and Us" in the accompanying
                    prospectus; and

               3.   any federal, state and local taxes, and tax-related
                    expenses, payable out of the trust assets, as described
                    under "Federal Income Tax Consequences--Taxation of Owners of REMIC Residual Certificates--ProhibiteD Transactions Tax
                    and Other Taxes" in the accompanying prospectus; and

         o     any amount (other than normal monthly payments) specifically payable or reimbursable to the holder of a Westchester Non-Trust
               Loan by the trust, in its capacity as holder of the Westchester
               Trust Mortgage Loan, pursuant to the Westchester Intercreditor
               Agreement; and

         o     any amounts expended on behalf of the trust to remediate an adverse environmental condition at any mortgaged real property securing a defaulted mortgage loan as described under "Servicing of the Mortgage Loans--Realization Upon Defaulted Mortgage Loans"
               in this prospectus supplement.

         Any expenses under the MLMT Series 2005-MCP1 pooling and servicing agreement that are similar to those described in the prior paragraph and that relate to the Westchester Loan Combination will be deducted first out of collections on the Westchester Subordinate Non-Trust Loans and then, pari passu, out of collections on the Westchester Trust Mortgage Loan and the Westchester
Pari Passu Non-Trust Mortgage Loan, thereby potentially resulting in a loss to the trust. Any such expenses payable out of amounts allocable to the related
Westchester Trust Mortgage Loan would effectively constitute Additional Trust
Fund Expenses. See "Description of the Mortgage Pool-- Westchester Loan
Combination".

         From time to time, the Principal Distribution Amount may include items that represent a recovery of Nonrecoverable Advances (or interest thereon) that were previously reimbursed out of the principal portion of general collections on the mortgage pool. In such circumstances, it is possible that the total
Stated Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool may exceed the total principal balance of the principal balance certificates. If and to the extent that any such excess exists as a result of the inclusion of such items in the Principal Distribution Amount
(and, accordingly, the distribution of such items as principal with respect to the principal balance certificates), the total principal balances of one or more classes that had previously been reduced as described above in this
"--Reductions to Certificate Principal Balances in Connection with Realized
Losses and Additional Trust Fund Expenses" section may be increased (in each case,

                                     S-168

up to the amount of any such prior reduction). Any such increase would be made among the respective classes of principal balance certificates in reverse order that such reductions had been made (i.e., such increases would be made in descending order of seniority); provided that such increases may not result in the total principal balance of the principal balance certificates being in excess of the total Stated Principal Balance of, together with any Unliquidated
Advances with respect to, the mortgage pool. Any such increases will also be accompanied by a reinstatement of the past due interest that would otherwise have accrued if the reinstated principal amounts had never been written off.

     ADVANCES OF DELINQUENT MONTHLY DEBT SERVICE PAYMENTS AND REIMBURSEMENT
                                   OF ADVANCES

       The master servicer will be required to make, for each distribution date, a total amount of P&I advances generally equal to all monthly debt service payments (other than balloon payments), and assumed monthly debt service payments (including with respect to balloon mortgage loans and mortgage loans as to which the related mortgaged real properties have become REO Properties), in each case net of related master servicing fees, that:

         o     were due or deemed due, as the case may be, with respect to the mortgage loans (including the Westchester Trust Mortgage Loan)
               during the related collection period; and

         o     were not paid by or on behalf of the respective borrowers or otherwise collected as of the close of business on the related determination date.

         The master servicer will not make P&I advances prior to the related P&I advance date, which is the business day immediately preceding each distribution date. Notwithstanding the foregoing, if it is determined that an Appraisal
Reduction Amount exists with respect to any mortgage loan, then the master servicer will reduce the interest portion, but not the principal portion, of each P&I advance that it must make with respect to that mortgage loan during the period that the Appraisal Reduction Amount exists. The interest portion of any
P&I advance required to be made with respect to any mortgage loan as to which there exists an Appraisal Reduction Amount, will equal the product of (x) the amount of the interest portion of the P&I advance for that mortgage loan for the related distribution date without regard to this or the prior sentence, and (y)
a fraction, expressed as a percentage, the numerator of which is equal to the
Stated Principal Balance of that mortgage loan immediately prior to the related distribution date, net of the related Appraisal Reduction Amount, if any, and the denominator of which is equal to the Stated Principal Balance of that mortgage loan immediately prior to the related distribution date.

         In the case of the Westchester Trust Mortgage Loan, the amount required to be advanced by the master servicer may be reduced based on an appraisal performed by the MLMT Series 2005-MCP1 master servicer under, and an Appraisal
Reduction Amount calculated in accordance with, the MLMT Series 2005-MCP1 pooling and servicing agreement with respect to the Westchester Loan
Combination. The Westchester Loan Combination will be treated as single mortgage loan for purposes of calculating an Appraisal Reduction Amount under the MLMT
Series 2005-MCP1 pooling and servicing agreement. Any Appraisal Reduction Amount with respect to the Westchester Loan Combination is required to be allocated first to the Westchester Subordinate Non-Trust Loans, in each case, up to the outstanding principal balance thereof and then to the Westchester Trust Mortgage
Loan and the Westchester Pari Passu Non-Trust Loan on a pari passu basis.

         With respect to any distribution date, the master servicer will be required to make P&I advances either out of its own funds or, subject to the replacement as and to the extent provided in the pooling and servicing agreement, funds held in the master servicer's collection account that are not required to be paid on the certificates on that distribution date (or a combination of both methods).

         The trustee or the fiscal agent will be required to make any P&I advance that the master servicer fails to make with respect to a mortgage loan
(including the Westchester Trust Mortgage Loan). See "--The Trustee" below.

                                     S-169

         The master servicer, the trustee and the fiscal agent will each be entitled to recover any P&I advance made by it, out of its own funds, from collections on the mortgage loan as to which the Advance was made out of late collections, liquidation proceeds or insurance and condemnation proceeds. None of the master servicer, the trustee or the fiscal agent will be obligated to make any P&I advance that, in its judgment or in the judgment of the special servicer, would not ultimately be recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan. In addition, the special servicer may also determine that any P&I advance made or proposed to be made by the master servicer, the trustee or the fiscal agent is not recoverable, together with interest accrued on that Advance, from proceeds of the related mortgage loan, and the master servicer, the trustee and the fiscal agent will be required to act in accordance with such determination. If the master servicer, the trustee or the fiscal agent makes any P&I advance that it or the special servicer subsequently determines, in its judgment, will not be recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan, it may obtain reimbursement for that Advance together with interest accrued on the Advance as described in the next paragraph, out of general collections on the mortgage loans and any REO Properties on deposit in the master servicer's collection account from time to time subject to the limitations and requirements described below. See also "Description of The
Certificates--Advances" in the accompanying prospectus and "Servicing of the
Mortgage Loans--Collection Account" in this prospectus supplement.

         The master servicer, the trustee and the fiscal agent will each be entitled to receive interest on P&I advances made thereby out of its own funds;
provided, however, that no interest will accrue on any P&I advance made with respect to a mortgage loan if the related monthly debt service payment is received on its due date or prior to the expiration of any applicable grace period. That interest will accrue on the amount of each P&I advance, for so long as that Advance is outstanding, at an annual rate equal to the prime rate as published in the "Money Rates" section of The Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any P&I advance will be payable in the collection period in which that Advance is reimbursed--

         o     first, out of Penalty Interest and late payment charges collected on the related mortgage loan during that collection period; and

         o     second, if and to the extent that the Penalty Interest and late charges referred to in clause first are insufficient to cover the advance interest, out of any amounts then on deposit in the master servicer's collection account subject to the limitations for reimbursement of the P&I advances described below.

         A monthly debt service payment will be assumed to be due with respect to:

         o     each balloon mortgage loan that is delinquent in respect of its balloon payment on its stated maturity date, provided that such mortgage loan has not been paid in full and no other liquidation event has occurred in respect thereof before such maturity date;
               and

         o     each mortgage loan as to which the corresponding mortgaged real property has become an REO Property.

         The assumed monthly debt service payment deemed due on any mortgage loan described in the first bullet of the prior paragraph that is delinquent as to its balloon payment, will equal, for its stated maturity date and for each successive due date that it remains outstanding and part of the trust, the monthly debt service payment that would have been due on the mortgage loan on the relevant date if the related balloon payment had not come due and the mortgage loan had, instead, continued to amortize and accrue interest according to its terms in effect prior to that stated maturity date. The assumed monthly debt service payment deemed due on any mortgage loan described in the second bullet of the prior paragraph sentence as to which the related mortgaged real property has become an REO Property, will equal, for each due date that the REO
Property remains part of the trust, the

                                     S-170

monthly debt service payment or, in the case of a mortgage loan delinquent with respect to its balloon payment, the assumed monthly debt service payment that would have been due or deemed due on that mortgage loan had it remained outstanding. Assumed monthly debt service payments for ARD Loans do not include
Additional Interest.

         Upon a determination that a previously made Advance, whether it be a servicing advance or P&I advance, is not recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan, the master servicer, the special servicer, the trustee or the fiscal agent, as applicable, will have the right to be reimbursed for such Advance and interest accrued on such Advance from amounts on deposit in the collection account that constitute principal collections received on all of the mortgage loans in the mortgage pool during the related collection period; provided, however, that if amounts of principal on deposit in the collection account are not sufficient to fully reimburse such party, the party entitled to the reimbursement may elect at its sole option to be reimbursed at that time from general collections in the collection account or to defer the portion of the reimbursement of that Advance equal to the amount in excess of the principal on deposit in the collection account, in which case interest will continue to accrue on the portion of the
Advance that remains outstanding. In either case, the reimbursement will be made first from principal received on the mortgage pool during the collection period in which the reimbursement is made, prior to reimbursement from other collections received during that collection period. In that regard, in the case of reimbursements from principal, such reimbursement will be made from principal received on the mortgage loans included in the loan group to which the mortgage loan in respect of which the Advance was made belongs and, if those collections are insufficient, then from principal received on the mortgage loans in the other loan group. Any Workout-Delayed Reimbursement Amount (which includes interest on the subject Advance) will be reimbursable (together with advance interest thereon) to the master servicer, the special servicer, the trustee or the fiscal agent, as applicable, in full, only from amounts on deposit in the collection account that constitute principal received on all of the mortgage loans in the mortgage pool during the related collection period (net of amounts necessary to reimburse for Nonrecoverable Advances and pay interest thereon)
and, to the extent that the principal collections during that collection period are not sufficient to reimburse such Workout-Delayed Reimbursement Amount, will be reimbursable (with interest continuing to accrue thereon) from collections of principal on the mortgage loans during subsequent collection periods. In that regard, such reimbursement will be made from principal received on the mortgage loans included in the loan group to which the mortgage loan in respect of which the Advance was made belongs and, if those collections are insufficient, then from principal received on the mortgage loans in the other loan group. Any reimbursement for Nonrecoverable Advances and interest on Nonrecoverable
Advances should result in a Realized Loss which will be allocated in accordance with the loss allocation rules described under "--Reductions to Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" above. The fact that a decision to recover such Nonrecoverable
Advances over time, or not to do so, benefits some classes of certificateholders to the detriment of other classes will not, with respect to the master servicer, constitute a violation of the Servicing Standard or any contractual duty under the pooling and servicing agreement and/or, with respect to the trustee or the fiscal agent, constitute a violation of any fiduciary duty to certificateholders or contractual duty under the pooling and servicing agreement.

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

         Trustee Reports. Based solely on information provided in monthly reports prepared by the master servicer and the special servicer and delivered to the trustee, the trustee will be required to prepare and make available electronically via its website at www.etrustee.net or, upon written request, provide by first class mail, on each distribution date to each registered holder of a certificate, a trustee report substantially in the form of, and containing the information set forth in, Annex E to this prospectus supplement. The trustee's reporting statement will detail the distributions on the certificates on that distribution date and the performance, both in total and individually to the extent available, of the mortgage loans and the related mortgaged real properties. Recipients

                                     S-171

will be deemed to have agreed to keep the subject information confidential to the extent such information is not publicly available.

         The special servicer is required to deliver to the master servicer monthly, beginning in September 2005, a CMSA special servicer loan file that contains the information called for in, or that will enable the master servicer to produce, the CMSA reports required to be delivered by the master servicer to the trustee as described below, in each case with respect to all specially serviced mortgage loans and the REO Properties.

         The master servicer is required to deliver to the trustee monthly, beginning in September 2005, the CMSA loan periodic update file with respect to the subject distribution date.

         Monthly, beginning in December 2005, the master servicer must deliver to the trustee a copy of each of the following reports relating to the mortgage loans and, if applicable, any REO Properties:

         o     a CMSA comparative financial status report;

         o     a CMSA delinquent loan status report;

         o     a CMSA historical loan modification and corrected mortgage loan report;

         o     a CMSA historical liquidation report;

         o     a CMSA REO status report;

         o     a CMSA loan level reserve/LOC report;

         o     a CMSA advance recovery report;

         o     a CMSA servicer watchlist;

         o     a CMSA property file;

         o     a CMSA loan set-up file; and

         o     a CMSA financial file.

These reports will provide required information as of the related determination date and will be in an electronic format reasonably acceptable to both the trustee and the master servicer.

         In addition, the master servicer will be required to deliver to the controlling class representative and upon request, the trustee, the following reports required to be prepared and maintained by the master servicer and/or the special servicer:

         o     with respect to any mortgaged real property or REO Property, a
               CMSA operating statement analysis report; and

         o     with respect to any mortgaged real property or REO Property, a
               CMSA NOI adjustment worksheet.

         Absent manifest error of which it has actual knowledge, neither the master servicer nor the special servicer will be responsible for the accuracy or completeness of any information supplied to it by a borrower or a third party that is included in reports or other information provided by or on behalf of the master servicer or the special servicer, as the case may be. None of the trustee, the master servicer and the special servicer will make any representations or warranties as to the accuracy or completeness of, and the trustee, the master servicer and the special servicer will disclaim responsibility for, any information made available by the trustee, the master servicer or the special servicer, as the case may be, for which it is not the original source.

                                     S-172

         The reports identified in the preceding paragraphs as CMSA reports will be in the forms prescribed in the standard Commercial Mortgage Securities
Association investor reporting package or otherwise approved by the Commercial
Mortgage Securities Association. Current forms of these reports are available at the Commercial Mortgage Securities Association's internet website, located at
www.cmbs.org.

         With respect to the Westchester Trust Mortgage Loan, the reports delivered pursuant to the MLMT Series 2005-MCP1 pooling and servicing agreement are substantially similar, but not identical, to those required under the pooling and servicing agreement. Such reports will be forwarded by the servicers under the MLMT Series 2005-MCP1 pooling and servicing agreement to the master servicer under the pooling and servicing agreement. To the extent received, the trustee is required to make such reports available as described below under
"--Information Available From Trustee", and the master servicer is required to incorporate the information in those reports into the reports that it delivers to the trustee pursuant to the pooling and servicing agreement.

         Information Available From Trustee. The trustee will, and the master servicer may, but is not required to, make available each month via its internet website to any interested party (i) the trustee report, (ii) the pooling and servicing agreement and (iii) this prospectus supplement and the accompanying prospectus, on their respective internet websites. In addition, the trustee will make available each month, on each distribution date, the Unrestricted Servicer
Reports, the CMSA loan periodic update file, the CMSA loan setup file, the CMSA bond level file, and the CMSA collateral summary file to any interested party on its internet website. The trustee will also make available each month, to the extent received, on each distribution date, (i) the Restricted Servicer Reports and (ii) the CMSA property file, to any holder of a certificate, any certificate owner or any prospective transferee of a certificate or interest therein that provides the trustee with certain required certifications, via the trustee's internet website initially located at www.etrustee.net with the use of a password (or other comparable restricted access mechanism) provided by the trustee. Assistance with the trustee's website can be obtained by calling its
CMBS customer service number: (312) 904-5444.

         The trustee will make no representations or warranties as to the accuracy or completeness of, and may disclaim responsibility for, any information made available by the trustee for which it is not the original source.

         The trustee and the master servicer may require registration and the acceptance of a disclaimer in connection with providing access to its internet website. The trustee and the master servicer will not be liable for the dissemination of information made in accordance with the pooling and servicing agreement.

         Book-Entry Certificates. If you hold your offered certificates in book-entry form through DTC, you may obtain direct access to the monthly reports of the trustee as if you were a certificateholder, provided that you deliver a written certification to the trustee confirming your beneficial ownership in the offered certificates. Otherwise, until definitive certificates are issued with respect to your offered certificates, the information contained in those monthly reports will be available to you only to the extent that it is made available through DTC and the DTC participants or is available on the trustee's internet website. Conveyance of notices and other communications by DTC to the DTC participants, and by the DTC participants to beneficial owners of the offered certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. We, the master servicer, the special servicer, the trustee, the fiscal agent and the certificate registrar are required to recognize as certificateholders only those persons in whose names the certificates are registered on the books and records of the certificate registrar.

                                     S-173

         Other Information. The pooling and servicing agreement will obligate the master servicer (with respect to the items listed in clauses 1, 2, 3, 4, 5,
6, 8, 9 and 10 below, to the extent those items are in its possession), the special servicer (with respect to the items in clauses 4, 5, 6, 7, 8 and 9 below, to the extent those items are in its possession) and the trustee (with respect to the items in clauses 1 through 10 below, to the extent those items are in its possession) to make available at their respective offices, during normal business hours, upon 10 days' advance written notice, for review by any holder or beneficial owner of an offered certificate or any person identified to the trustee as a prospective transferee of an offered certificate or any interest in that offered certificate, originals or copies of, among other things, the following items:

         1.    the pooling and servicing agreement, including exhibits, and any amendments to the pooling and servicing agreement;

         2.    all trustee reports and monthly reports of the master servicer delivered, or otherwise electronically made available, to
               certificateholders since the date of initial issuance of the offered certificates;

         3.    all officer's certificates delivered to the trustee by the master servicer and/or the special servicer since the date of initial issuance of the certificates, as described under "Servicing of the Mortgage Loans--Evidence as to Compliance" in this prospectus supplement;

         4.    all accountants' reports delivered to the trustee with respect to the master servicer and/or the special servicer since the date of initial issuance of the offered certificates, as described under
               "Servicing of the Mortgage Loans--Evidence as to Compliance" in
               this prospectus supplement;

         5.    the most recent inspection report with respect to each mortgaged real property for a mortgage loan (other than the Westchester
               Trust Mortgage Loan) prepared by or on behalf of the master servicer and delivered to the trustee as described under
               "Servicing of the Mortgage Loans--Inspections; Collection of
               Operating Information" in this prospectus supplement and any environmental assessment prepared as described under "Realization
               Upon Defaulted Mortgage Loans--Foreclosure and Similar
               Proceedings" in this prospectus supplement;

         6.    the most recent annual operating statement and rent roll for each mortgaged real property for a mortgage loan (other than the
               Westchester Trust Mortgage Loan) and financial statements of the related borrower collected by or on behalf of the master servicer as described under "Servicing of the Mortgage Loans--Inspections;
               Collection of Operating Information" in this prospectus
               supplement;

         7.    all modifications, waivers and amendments of the mortgage loans that are to be added to the mortgage files from time to time and any asset status report prepared by the special servicer;

         8.    the servicing file relating to each mortgage loan;

         9.    any and all officer's certificates and other evidence delivered by the master servicer or the special servicer, as the case may be, to support its determination that any advance was, or if made, would be, a nonrecoverable advance; and

         10.   the MLMT Series 2005-MCP1 pooling and servicing agreement, and any reports, statements, documents and other written information delivered under that agreement to the master servicer for the trust on behalf of the trustee, or to the trustee, as holder of the Westchester Trust Mortgage Loan.

         Copies of the foregoing items will be available from the trustee, the master servicer or the special servicer, as

                                     S-174

applicable, upon request. However, the trustee, the master servicer and the special servicer, as applicable, will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing the copies.

         In connection with providing access to or copies of the items described above, the trustee, the master servicer or the special servicer, as applicable, may require:

         o     in the case of a registered holder of an offered certificate or a beneficial owner of an offered certificate held in book-entry form, a written confirmation executed by the requesting person or entity, in a form reasonably acceptable to the trustee, the master servicer or the special servicer, as applicable, generally to the effect that the person or entity is a beneficial owner of offered certificates and will keep the information confidential;
               and

         o     in the case of a prospective purchaser of an offered certificate or any interest in that offered certificate, confirmation
               executed by the requesting person or entity, in a form reasonably acceptable to the trustee, the master servicer or the special servicer, as applicable, generally to the effect that the person or entity is a prospective purchaser of offered certificates or an interest in offered certificates, is requesting the
               information for use in evaluating a possible investment in the offered certificates and will otherwise keep the information confidential.

         The certifications referred to in the prior paragraph may include an indemnity from the certifying party for a breach. Registered holders of the offered certificates will be deemed to have agreed to keep the information described above confidential by the acceptance of their certificates.

VOTING RIGHTS

         At all times during the term of the pooling and servicing agreement,
100% of the voting rights for the certificates will be allocated among the respective classes of certificates as follows:

         o     2% in the aggregate in the case of the class XC and XP
               certificates (allocated, pro rata, between the XC and XP classes based on their respective total notional amounts) and

         o     in the case of any class of principal balance certificates, a percentage equal to the product of 98% and a fraction, the numerator of which is equal to the then total principal balance of such class of principal balance certificates and the
               denominator of which is equal to the then total principal balance of all the principal balance certificates.

         The holders of the class R-I, R-II or Z certificates will not be entitled to any voting rights. Voting rights allocated to a class of certificates will be allocated among the related certificateholders in proportion to the percentage interests in such class evidenced by their respective certificates. See "Description of the Certificates--Voting Rights" in
the accompanying prospectus.

TERMINATION

         The obligations created by the pooling and servicing agreement will terminate following the earliest of--

         o     the final payment or advance on, or other liquidation of, the last mortgage loan or related REO Property remaining in the trust; and

         o     the purchase of all of the mortgage loans and REO Properties remaining in the trust by the holder (or, if applicable, the beneficial owner) of certificates with the largest percentage of voting rights allocated to the controlling class (such holder
               (or, if applicable, beneficial owner) referred to as the
               plurality controlling class certificateholder), the master servicer or the special servicer, in that

                                     S-175

               order of preference, after the Stated Principal Balance of the mortgage pool has been reduced to less than 1.0% of the initial mortgage pool balance.

         Written notice of termination of the pooling and servicing agreement will be given to each certificateholder. The final payment with respect to each certificate will be made only upon surrender and cancellation of that certificate at the office of the certificate registrar or at any other location specified in the notice of termination.

         Any purchase by the master servicer, the special servicer or the plurality controlling class certificateholder of all the mortgage loans and REO
Properties remaining in the trust is required to be made at a price equal to:

         o     the sum of--

               1.   the then total principal balance of all the mortgage loans then included in the trust (excluding any mortgage loans as to which the related mortgaged real properties have become
                    REO Properties), together with interest thereon plus any
                    accrued and unpaid interest on P&I advances made with
                    respect to such mortgage loans, unreimbursed servicing
                    advances for those mortgage loans plus any accrued and
                    unpaid interest on such servicing advances, any reasonable costs and expenses incurred in connection with any such
                    purchase and any other Additional Trust Fund Expenses
                    (including any Additional Trust Fund Expenses previously
                    reimbursed or paid by the trust fund but not so reimbursed by the related borrower or from insurance proceeds or
                    condemnation proceeds); and

               2.   the appraised value of all REO Properties then included in the trust, as determined by an appraiser mutually agreed
                    upon by the master servicer, the special servicer and the
                    trustee, minus

         o     solely in the case of a purchase by the master servicer, the total of all amounts payable or reimbursable to the master servicer under the pooling and servicing agreement.

         The purchase will result in early retirement of the outstanding certificates. The termination price, exclusive of any portion of the termination price payable or reimbursable to any person other than the certificateholders, will constitute part of the Available Distribution Amount for the final distribution date.

         In addition, if, following the date on which the total principal balances of the class A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AJ, B, C and D certificates are reduced to zero, all of the remaining certificates, including the class XP certificates (but excluding the class Z, R-I and R-II certificates), are held by the same certificateholder, the trust fund may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates (other than the class Z, R-I and R-II certificates) for all the mortgage loans and REO Properties remaining in the trust fund at the time of exchange.

THE TRUSTEE

         LaSalle Bank National Association, a national banking association, will act as trustee on behalf of the certificateholders. As of the date of initial issuance of the offered certificates, the office of the trustee primarily responsible for administration of the trust assets, its corporate trust office, is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603,
Attention: Global Securities and Trust Services Group--Merrill Lynch Mortgage
Trust Series 2005-CIP1.

                                     S-176

         The trustee is at all times required to be a corporation, bank, trust company or association organized and doing business under the laws of the U.S.
or any State of the U.S. or the District of Columbia. In addition, the trustee must at all times--

               o    be authorized under those laws to exercise trust powers;

               o    with limited exception, have a combined capital and surplus of at least $100,000,000; and

               o    be subject to supervision or examination by a federal or
                    state banking authority.

         If the corporation, bank, trust company or association publishes reports of condition at least annually, in accordance with law or the requirements of the supervising or examining authority, then the combined capital and surplus of the corporation, bank, trust company or association will be deemed to be its combined capital and surplus as described in its most recent published report of condition.

         We, the master servicer, the special servicer and our and their respective affiliates, may from time to time enter into normal banking and trustee relationships with the trustee and its affiliates. The trustee and any of its respective affiliates may hold certificates in their own names. In addition, for purposes of meeting the legal requirements of some local jurisdictions, the master servicer and the trustee acting jointly will have the power to appoint a co-trustee or separate trustee of all or any part of the trust assets. All rights, powers, duties and obligations conferred or imposed upon the trustee will be conferred or imposed upon the trustee and the separate trustee or co-trustee jointly, or in any jurisdiction in which the trustee shall be incompetent or unqualified to perform some acts, singly upon the separate trustee or co-trustee who shall exercise and perform its rights, powers, duties and obligations solely at the direction of the trustee.

         The trustee will be entitled to a monthly fee for its services, which fee will be calculated on the same interest accrual basis as the mortgage loans, which will be either a 30/360 basis or on an Actual/360 Basis, at 0.00088% per annum on the Stated Principal Balance outstanding from time to time of each mortgage loan. The trustee fee is payable out of general collections on the mortgage loans and any REO Properties in the trust.

         See also "Description of the Governing Documents--The Trustee",
"--Duties of the Trustee", "--Matters Regarding the TrusteE" and "--Resignation
and Removal of the Trustee" in the accompanying prospectus.

THE FISCAL AGENT

         ABN AMRO Bank N.V., a banking corporation organized under the laws of the Netherlands, will act as fiscal agent pursuant to the pooling and servicing agreement. The fiscal agent's office is located at 135 South LaSalle Street,
Suite 1625, Chicago, Illinois 60603, Attention: Global Securities and Trust
Services Group -Merrill Lynch Mortgage Trust, Series 2005-CIP1. The fiscal agent will be deemed to have been removed in the event of the resignation or removal of the trustee.

         The fiscal agent will make no representation as to the validity or sufficiency of the pooling and servicing agreement, the certificates, the mortgage loans, this prospectus supplement (except for the information in the immediately preceding paragraph) or related documents. The duties and obligations of the fiscal agent consist only of making advances as described in this prospectus supplement; the fiscal agent will not be liable except for the performance of such duties and obligations.

         In the event that the master servicer and the trustee fail to make a required advance, the fiscal agent will be required to make such advance, provided that the fiscal agent will not be obligated to make any advance that it deems to be a Nonrecoverable Advance. The fiscal agent will be entitled to rely conclusively on any determination by the master servicer or the trustee, as applicable, that an advance, if made, would not be

                                     S-177

recoverable. The fiscal agent will be entitled to reimbursement for each advance made by it in the same manner and to the same extent as the trustee and the master servicer.

         The duties and obligations of the fiscal agent will consist only of making advances as described above. The fiscal agent will not be liable except for the performance of such duties and obligations. The fiscal agent will be entitled to the same protections, immunities and indemnities as are afforded to the trustee.

                        YIELD AND MATURITY CONSIDERATIONS

YIELD CONSIDERATIONS

         General. The yield on any offered certificate will depend on:

         o     the price at which the certificate is purchased by an investor;
               and

         o     the rate, timing and amount of payments on the certificate.

         The rate, timing and amount of payments on any offered certificate will in turn depend on, among other things:

         o     the pass-through rate for the certificate;

         o     the rate and timing of principal payments, including principal prepayments, and other principal collections on the mortgage loans and the extent to which those amounts are to be applied or otherwise result in reduction of the principal balance or
               notional amount of the certificate;

         o     the rate, timing and severity of Realized Losses and Additional
               Trust Fund Expenses and the extent to which those losses and expenses result in the reduction of the principal balance or notional amount of the certificate; and

         o     the timing and severity of any Net Aggregate Prepayment Interest
               Shortfalls and the extent to which those shortfalls result in the reduction of the interest payments on the certificate.

         Pass-Through Rates. The pass-through rates for the class    ,    and
certificates are, in the case of each of these classes, equal to, based on or limited by the Weighted Average Net Mortgage Rate. In addition, the pass-through rates for the class XP certificates will, under certain circumstances, be calculated based upon the Weighted Average Net Mortgage Rate. As a result, the respective pass-through rates (and, accordingly, the respective yields to
maturity) on the class   ,   and certificates could be adversely affected if
mortgage loans with relatively high Net Mortgage Rates experienced a faster rate of principal payments than mortgage loans with relatively low Net Mortgage
Rates. This means that the respective yields to maturity on the class   ,   and
certificates could be sensitive to changes in the relative composition of the mortgage pool as a result of scheduled amortization, voluntary prepayments and liquidations of mortgage loans following default.

         In addition, through and including the     interest accrual period,
depending on timing and other circumstances, the pass-through rate for the class
XP certificates may vary with changes in the relative sizes of the total
principal balances of the class   ,   ,   ,   ,   and   certificates.

         See "Description of the Offered Certificates--Payments--Calculation of
Pass-Through Rates" and "Description of the MortgagE Pool" in this prospectus supplement and "--Rate and Timing of Principal Payments" below.

                                     S-178

         Rate and Timing of Principal Payments. The yield to maturity on the class XP certificates will be very sensitive to, and any other offered certificates purchased at a discount or a premium will be affected by, the frequency and timing of principal payments made in reduction of the total principal balances or notional amounts of the certificates. In turn, the frequency and timing of principal payments that are paid or otherwise result in reduction of the total principal balance or notional amount, as the case may be, of any offered certificate will be directly related to the frequency and timing of principal payments on or with respect to the mortgage loans (or, in some cases, a particular group of mortgage loans). Finally, the rate and timing of principal payments on or with respect to the mortgage loans will be affected by their amortization schedules, the dates on which balloon payments are due and the rate and timing of principal prepayments and other unscheduled collections on them, including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged real properties, or purchases or other removals of mortgage loans from the trust.

         Prepayments and other early liquidations of the mortgage loans will result in payments on the certificates of amounts that would otherwise be paid over the remaining terms of the mortgage loans. This will tend to shorten the weighted average lives of some or all of the offered certificates with principal balances. Defaults on the mortgage loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the mortgage loans and, accordingly, on the certificates, while workouts are negotiated or foreclosures are completed. These delays will tend to lengthen the weighted average lives of some or all of the offered certificates with principal balances. See "Servicing of the Mortgage Loans--Modifications, Waivers,
Amendments and Consents" in this prospectus supplement. In addition, the ability of a borrower under an ARD Loan, to repay that loan on the related anticipated repayment date will generally depend on its ability to either refinance the mortgage loan or sell the corresponding mortgaged real property. Also, a borrower may have little incentive to repay its mortgage loan on the related anticipated repayment date if then prevailing interest rates are relatively high. Accordingly, there can be no assurance that any ARD Loan will be paid in full on its anticipated repayment date. Failure of a borrower under an ARD Loan to repay that mortgage loan by or shortly after the related anticipated repayment date, for whatever reason, will tend to lengthen the weighted average lives of the offered certificates with principal balances.

         The extent to which the yield to maturity on any offered certificate may vary from the anticipated yield will depend upon the degree to which the certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans (and, in particular, with respect to the class A-1, A-2, A-3, A-SB and A-4 certificates, the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) are in turn paid or otherwise result in a reduction of the principal balance or notional amount of the certificate. If you purchase your offered certificates at a discount from their total principal balance, your actual yield could be lower than your anticipated yield if the principal payments on the mortgage loans (and, in particular, with respect to the class
A-1, A-2, A-3, A-SB and A-4 certificates, the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) are slower than you anticipated. If you purchase any offered certificates at a premium relative to their total principal balance or if you purchase class XP certificates, you should consider the risk that a faster than anticipated rate of principal payments on the mortgage loans (and, in particular, with respect to the class A-1, A-2, A-3, A-SB and A-4 certificates, the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) could result in an actual yield to you that is lower than your anticipated yield.

         Because the rate of principal payments on or with respect to the mortgage loans will depend on future events and a variety of factors, no assurance can be given as to that rate or the rate of principal prepayments in particular. We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of real estate loans comparable to those in the mortgage pool.

                                     S-179

         Even if they are available and payable on your offered certificates, prepayment premiums and yield maintenance charges may not be sufficient to offset fully any loss in yield on your offered certificates attributable to the related prepayments of the mortgage loans. Prepayment consideration payable on specially serviced mortgage loans will be applied to reimburse Realized Losses and Additional Trust Fund Expenses previously allocated to any class of certificates. See "Risk Factors--Risks Related to the Offered
Certificates--Yield Maintenance Charges or Defeasance Provisions May Not Fully
Protect Against Prepayment Risk" in this prospectus supplement.

         As described in this prospectus supplement, the Loan Group 1 Principal
Distribution Amount (and, after the class A-1A certificates have been reduced to zero, any remaining Loan Group 2 Principal Distribution Amount) for each distribution date will generally be distributable, following any allocation of such funds to pay down the principal balance of the class A-SB certificates to the Class A-SB Planned Principal Balance for that distribution date, first in respect of the class A-1 certificates until the principal balance thereof is reduced to zero; second, in respect of the class A-2 certificates until the principal balance thereof is reduced to zero; third, in respect of the class A-3 certificates until the principal balance thereof is reduced to zero; fourth, in respect of the class A-SB certificates until the principal balance thereof is reduced to zero; and fifth, in respect of the class A-4 certificates until the principal balance thereof is reduced to zero; and the Loan Group 2 Principal
Distribution Amount (and, after the class A-4 certificates have been reduced to zero, any remaining Loan Group 1 Principal Distribution Amount) for each distribution date will generally be distributable to the class A-1A certificates until the principal balance thereof is reduced to zero. After those distributions, the remaining Principal Distribution Amount will generally be distributable entirely in respect of the class AM, AJ, B, C and D certificates, in that order, and then in respect of the respective classes of principal balance certificates not offered in this prospectus supplement, in each case until the total principal balance of each of those classes of certificates is reduced to zero. The yield on the class A-1, A-2, A-3, A-SB and A-4 certificates will be particularly sensitive to prepayments on mortgage loans in loan group 1, and the yield on the class A-1A certificates will be particularly sensitive to prepayments on mortgage loans in loan group 2.

         Delinquencies and Defaults on the Mortgage Loans. The rate and timing of delinquencies and defaults on the mortgage loans (and, in particular, with respect to the class A-1, A-2, A-3, A-SB and A-4 certificates, on the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) may affect the amount of payments on your offered certificates, the yield to maturity of your offered certificates, the rate of principal payments on your offered certificates and the weighted average life of your offered certificates.

         Delinquencies on the mortgage loans, unless covered by P&I advances, may result in shortfalls in payments of interest and/or principal on your offered certificates for the current month. Although any shortfalls in payments of interest may be made up on future distribution dates, no interest would accrue on those shortfalls. Thus, any shortfalls in payments of interest would adversely affect the yield to maturity of your offered certificates.

         If--

         o     you calculate the anticipated yield to maturity for your offered certificates based on an assumed rate of default and amount of losses on the mortgage loans that is lower than the default rate and amount of losses actually experienced; and

         o     the additional losses result in a reduction of the total payments on or the total principal balance or notional amount of your offered certificates,

then your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative.

                                     S-180

         Reimbursement of Advances from general collections of principal on the mortgage pool may reduce distributions of the principal in respect of the offered certificates with principal balances.

         The timing of any loss on a liquidated mortgage loan that results in a reduction of the total payments on or the total principal balance or notional amount of your offered certificates will also affect your actual yield to maturity, even if the rate of defaults and severity of losses are consistent with your expectations. In general, the earlier your loss occurs, the greater the effect on your yield to maturity.

         Even if losses on the mortgage loans do not result in a reduction of the total payments on or the total principal balance or notional amount of your offered certificates, the losses may still affect the timing of payments on, and the weighted average life and yield to maturity of, your offered certificates.

         Relevant Factors. The following factors, among others, will affect the rate and timing of principal payments and defaults and the severity of losses on or with respect to the mortgage loans:

         o     prevailing interest rates;

         o     the terms of the mortgage loans, including provisions that require the payment of prepayment premiums and yield maintenance charges, provisions that impose prepayment lock-out periods and amortization terms that require balloon payments;

         o     the demographics and relative economic vitality of the areas in which the mortgaged real properties are located;

         o     the general supply and demand for commercial and multifamily rental space of the type available at the mortgaged real
               properties in the areas in which the mortgaged real properties are located;

         o     the quality of management of the mortgaged real properties;

         o     the servicing of the mortgage loans;

         o     possible changes in tax laws; and

         o     other opportunities for investment.

         See "Risk Factors--Risks Related to the Mortgage Loans", "Description
of the Mortgage Pool" and "Servicing of the Mortgage Loans" in this prospectus supplement and "Description of the Governing Documents" and "Yield and Maturity
Considerations--Yield and Prepayment Considerations" in the accompanying prospectus.

         The rate of prepayment on the mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below the annual rate at which a mortgage loan accrues interest, the related borrower may have an increased incentive to refinance the mortgage loan. Conversely, to the extent prevailing market interest rates exceed the annual rate at which a mortgage loan accrues interest, the related borrower may be less likely to voluntarily prepay the mortgage loan. Assuming prevailing market interest rates exceed the revised mortgage interest rate at which an ARD Loan accrues interest following its anticipated repayment date, the primary incentive for the related borrower to prepay the mortgage loan on or before its anticipated repayment date is to give the borrower access to excess cash flow, all of which, net of the minimum required debt service, approved property expenses and any required reserves, must be applied to pay down principal of the mortgage loan.
Accordingly, there can be no assurance that any ARD Loan will be prepaid on or before its anticipated repayment date or on any other date prior to maturity.

         Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell their mortgaged real properties in order to realize their equity in

                                     S-181

those properties, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their mortgaged real properties prior to the exhaustion of tax depreciation benefits.

         A number of the borrowers are limited or general partnerships. The bankruptcy of the general partner in a partnership may result in the dissolution of the partnership. The dissolution of a borrower partnership, the winding-up of its affairs and the distribution of its assets could result in an acceleration of its payment obligations under the related mortgage loan.

         We make no representation or warranty regarding:

         o     the particular factors that will affect the rate and timing of prepayments and defaults on the mortgage loans (or any particular group of mortgage loans);

         o     the relative importance of those factors;

         o     the percentage of the total principal balance of the mortgage loans (or any particular group of mortgage loans) that will be prepaid or as to which a default will have occurred as of any particular date; or

         o     the overall rate of prepayment or default on the mortgage loans
               (or any particular group of mortgage loans).

         Unpaid Interest. If the portion of the Available Distribution Amount payable with respect to interest on any class of offered certificates on any distribution date is less than the total amount of interest then payable for the class, the shortfall will be payable to the holders of those certificates on subsequent distribution dates, subject to available funds on those subsequent distribution dates and the priority of payments described under "Description of the Offered Certificates--Payments--Priority oF Payments" in this prospectus supplement. That shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of that class of offered certificates for so long as it is outstanding.

         Delay in Payments. Because monthly payments will not be made on the certificates until several days after the due dates for the mortgage loans during the related collection period, your effective yield will be lower than the yield that would otherwise be produced by your pass-through rate and purchase price, assuming that purchase price did not account for a delay.

CPR MODEL

         Prepayments on loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this prospectus supplement is the constant prepayment rate, or "CPR", model, which represents an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then-outstanding principal balance of a pool of loans for the life of those loans. The CPR model does not purport to be either a historical description of the prepayment experience of any pool of loans or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage pool. We do not make any representations about the appropriateness of the CPR model.

YIELD SENSITIVITY OF THE CLASS XP CERTIFICATES

         The yield to maturity on the class XP certificates will be extremely sensitive to the rate and timing of principal payments on the mortgage loans
(including by reason of prepayments, defaults, liquidations and repurchases), to the extent applied to reduce the notional amount of such class. Accordingly, investors in the class

                                     S-182

XP certificates should fully consider the associated risks, including the risk that a rapid rate of prepayment of the mortgage loans could result in the failure of such investors to fully recoup their initial investments.

         The table below indicates the sensitivity of the pre-tax corporate bond equivalent yields to maturity of the class XP certificates at various prices and constant prepayment rates. The yields set forth in the table were calculated by determining the monthly discount rates that, when applied to the assumed stream of cash flows to be paid on the class XP certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase prices plus accrued interest of such class of certificates and converting such monthly rates to corporate bond equivalent rates. Such calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the class XP certificates and consequently do not purport to reflect the return on any investment in such class of certificates when such reinvestment rates are considered.

         The table below has been prepared based on the assumption that distributions are made in accordance with "Description of the Offered
Certificates--Payments" in this prospectus supplement and on the Modeling
Assumptions and with the assumed respective purchase prices (as a percentage of the initial total notional amount of the class XP certificates) of the class XP certificates set forth in the table, plus accrued interest thereon from August
1, 2005 to the Closing Date.

  SENSITIVITY TO PRINCIPAL PREPAYMENTS OF THE PRE-TAX YIELDS TO MATURITY OF THE
  -----------------------------------------------------------------------------
                             CLASS XP CERTIFICATES
                             ---------------------

                                  0% CPR DURING LOCKOUT, DEFEASANCE AND
                           YIELD MAINTENANCE CHARGES OTHERWISE AT INDICATED CPR
                           ----------------------------------------------------
    ASSUMED PURCHASE PRICE        0% CPR  25% CPR  50% CPR  75% CPR  100% CPR
--------------------------------  ------  -------  -------  -------  --------
               %                   %        %        %       %         %
               %                   %        %        %       %         %
               %                   %        %        %       %         %
               %                   %        %        %       %         %
               %                   %        %        %       %         %

Weighted average life (in years)   %        %        %       %         %

         There can be no assurance that the mortgage loans will prepay in accordance with the Modeling Assumptions at any of the rates shown in the table or at any other particular rate, that the cash flows on the class XP certificates will correspond to the cash flows assumed for purposes of the above table or that the aggregate purchase price of the class XP certificates will be as assumed. In addition, it is unlikely that the mortgage loans will prepay in accordance with the Modeling Assumptions at any of the specified percentages of
CPR until maturity or that all the mortgage loans will so prepay at the same rate. Timing of changes in the rate of prepayments may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments is consistent with the expectations of investors. Investors must make their own decisions as to the appropriate prepayment assumption to be used in deciding whether to purchase the class XP certificates.

WEIGHTED AVERAGE LIVES

         The tables set forth below indicate the respective weighted average lives of the respective classes of the offered certificates (other than the class XP certificates) and set forth the percentages of the respective initial total principal balances of those classes that would be outstanding after the distribution dates in each of the calendar months shown, subject, however, to the following discussion and the assumptions specified below.

                                     S-183

         For purposes of this prospectus supplement, "weighted average life" of any offered certificate with a principal balance refers to the average amount of time that will elapse from the assumed date of settlement of that certificate, which is August 24, 2005, until each dollar of principal of the certificate will be repaid to the investor, based on the Modeling Assumptions. For purposes of this "Yield and Maturity Considerations" section, the weighted average life of any offered certificate with a principal balance is determined by:

         o     multiplying the amount of each principal payment on the
               certificate by the number of years from the assumed settlement date to the related distribution date;

         o     summing the results; and

         o     dividing the sum by the total amount of the reductions in the principal balance of the certificate.

         The weighted average life of any offered certificate with a principal balance will be influenced by, among other things, the rate at which principal of the mortgage loans is paid, which may be in the form of scheduled amortization, balloon payments, prepayments, liquidation proceeds, condemnation proceeds or insurance proceeds. The weighted average life of any offered certificate with a principal balance may also be affected to the extent that additional payments in reduction of the principal balance of that certificate occur as a result of the purchase or other removal of a mortgage loan from the trust or the optional termination of the trust. The purchase of a mortgage loan from the trust will have the same effect on payments to the holders of the privately offered certificates as if the mortgage loan had prepaid in full, except that no prepayment consideration is collectable with respect thereto. As described in this prospectus supplement, the Loan Group 1 Principal Distribution
Amount (and, after the class A-1A certificates have been reduced to zero, any remaining Loan Group 2 Principal Distribution Amount) for each distribution date will generally be distributable, following any allocation of such funds to pay down the principal balance of the class A-SB certificate to the Class A-SB
Planned Principal Balance for that distribution date, first in respect of the class A-1 certificates until the principal balance thereof is reduced to zero;
second, in respect of the class A-2 certificates until the principal balance thereof is reduced to zero; third, in respect of the class A-3 certificates until the principal balance thereof is reduced to zero; fourth, in respect of the class A-SB certificates until the principal balance thereof is reduced to zero; and fifth, in respect of the class A-4 certificates until the principal balance thereof is reduced to zero; and the Loan Group 2 Principal Distribution
Amount (and, after the class A-4 certificates have been reduced to zero, any remaining Loan Group 1 Principal Distribution Amount) for each distribution date will generally be distributable to the class A-1A certificates until the principal balance thereof is reduced to zero. After those distributions, the remaining Principal Distribution Amount will generally be distributable entirely in respect of the class AM, AJ, B, C and D Certificates, in that order, and then in respect of the respective classes of principal balance certificates not offered in this prospectus supplement, in each case until the principal balance of such class of certificates is reduced to zero.

         The tables set forth below have been prepared on the basis of the
Modeling Assumptions. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in calculating the tables set forth below. The tables set forth below are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under each assumed prepayment scenario. In particular, the tables were prepared on the basis of the assumption that there are no losses or defaults on the mortgage loans. Any difference between those assumptions and the actual characteristics and performance of the mortgage loans, or actual prepayment or loss experience, will affect the percentages of the respective initial total principal balances of the various classes of subject offered certificates (exclusive of the class
XP certificates) outstanding over time and their respective weighted average lives.

                                     S-184

 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-1 CERTIFICATES
 -------------------------------------------------------------------------------


DISTRIBUTION DATE                                0% CPR       25% CPR      50% CPR      75% CPR     100% CPR
------------------------------------------      --------     ---------    ---------    ---------   ----------

Initial Percentage........................         100%          100%         100%         100%        100%
August 12, 2006...........................          86            86           86           86          86
August 12, 2007...........................          71            71           71           71          71
August 12, 2008...........................          52            52           52           52          52
August 12, 2009...........................          28            28           28           28          28
August 12, 2010 and thereafter............           0             0            0            0           0

Weighted Average Life (in Years)..........         2.9           2.8          2.8          2.8         2.8


 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-2 CERTIFICATES
 -------------------------------------------------------------------------------


DISTRIBUTION DATE                                0% CPR       25% CPR      50% CPR      75% CPR     100% CPR
------------------------------------------      --------     ---------    ---------    ---------   ----------

Initial Percentage........................        100%           100%         100%         100%        100%
August 12, 2006...........................        100            100          100          100         100
August 12, 2007...........................        100            100          100          100         100
August 12, 2008...........................        100            100          100          100         100
August 12, 2009...........................        100            100          100          100         100
August 12, 2010 and thereafter............          0              0            0            0           0

Weighted Average Life (in Years)..........        4.9            4.9          4.8          4.8         4.5


 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-3 CERTIFICATES
 -------------------------------------------------------------------------------


DISTRIBUTION DATE                                0% CPR        25% CPR      50% CPR      75% CPR    100% CPR
------------------------------------------      --------     ---------    ---------    ---------   ----------

Initial Percentage........................        100%           100%         100%         100%        100%
August 12, 2006...........................        100            100          100          100         100
August 12, 2007...........................        100            100          100          100         100
August 12, 2008...........................        100            100          100          100         100
August 12, 2009...........................        100            100          100          100         100
August 12, 2010...........................        100            100          100          100         100
August 12, 2011...........................        100            100          100          100         100
August 12, 2012 and thereafter............          0              0            0            0           0

Weighted Average Life (in Years)..........        6.9            6.9          6.9          6.8         6.6


                                     S-185

PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-SB CERTIFICATES
--------------------------------------------------------------------------------


DISTRIBUTION DATE                               0% CPR      25% CPR     50% CPR     75% CPR    100% CPR
------------------------------------------      ------      -------     -------     -------    --------

Initial Percentage........................        100%         100%        100%        100%       100%
August 12, 2006...........................        100          100         100         100        100
August 12, 2007...........................        100          100         100         100        100
August 12, 2008...........................        100          100         100         100        100
August 12, 2009...........................        100          100         100         100        100
August 12, 2010...........................        100          100         100         100        100
August 12, 2011...........................         81           81          81          81         81
August 12, 2012...........................         56           56          56          56         56
August 12, 2013...........................         34           34          34          34         34
August 12, 2014...........................         12           12          12          12         12
August 12, 2015 and thereafter............          0            0           0           0          0

Weighted Average Life (in Years)..........        7.3          7.3         7.3         7.3        7.3


PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-4 CERTIFICATES
-------------------------------------------------------------------------------


DISTRIBUTION DATE                                0% CPR      25% CPR     50% CPR     75% CPR    100% CPR
------------------------------------------       ------      -------     -------     -------    --------

Initial Percentage........................         100%        100%        100%        100%       100%
August 12, 2006...........................         100         100         100         100        100
August 12, 2007...........................         100         100         100         100        100
August 12, 2008...........................         100         100         100         100        100
August 12, 2009...........................         100         100         100         100        100
August 12, 2010...........................         100         100         100         100        100
August 12, 2011...........................         100         100         100         100        100
August 12, 2012...........................         100         100         100         100        100
August 12, 2013...........................         100         100         100         100        100
August 12, 2014...........................         100         100         100         100        100
August 12, 2015 and thereafter............           0           0           0           0          0

Weighted Average Life (in Years)..........         9.8         9.8         9.8         9.7        9.5


PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-1A CERTIFICATES
--------------------------------------------------------------------------------


DISTRIBUTION DATE                               0% CPR      25% CPR     50% CPR     75% CPR    100% CPR
------------------------------------------      ------      -------     -------     -------    --------

Initial Percentage........................        100%        100%        100%        100%       100%
August 12, 2006...........................         99          99          99          99         99
August 12, 2007...........................         99          99          99          99         99
August 12, 2008...........................         98          98          98          98         98
August 12, 2009...........................         97          97          97          97         97
August 12, 2010...........................         86          86          86          86         86
August 12, 2011...........................         85          85          85          85         85
August 12, 2012...........................         83          83          83          83         83
August 12, 2013...........................         82          82          82          82         82
August 12, 2014...........................         80          80          80          80         80
August 12, 2015 and thereafter............          0           0           0           0          0

Weighted Average Life (in Years)..........        8.9         8.9         8.9         8.9        8.7


                                     S-186

PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS AM CERTIFICATES
------------------------------------------------------------------------------


DISTRIBUTION DATE                               0% CPR      25% CPR     50% CPR     75% CPR    100% CPR
------------------------------------------      ------      -------     -------     -------    --------

Initial Percentage........................        100%        100%        100%        100%       100%
August 12, 2006...........................        100         100         100         100        100
August 12, 2007...........................        100         100         100         100        100
August 12, 2008...........................        100         100         100         100        100
August 12, 2009...........................        100         100         100         100        100
August 12, 2010...........................        100         100         100         100        100
August 12, 2011...........................        100         100         100         100        100
August 12, 2012...........................        100         100         100         100        100
August 12, 2013...........................        100         100         100         100        100
August 12, 2014...........................        100         100         100         100        100
August 12, 2015 and thereafter............          0           0           0           0          0

Weighted Average Life (in Years)..........        9.9         9.9         9.9         9.9        9.7


PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS AJ CERTIFICATES
------------------------------------------------------------------------------


DISTRIBUTION DATE                               0% CPR      25% CPR     50% CPR     75% CPR    100% CPR
------------------------------------------      ------      -------     -------     -------    --------

Initial Percentage........................        100%        100%        100%        100%       100%
August 12, 2006...........................        100         100         100         100        100
August 12, 2007...........................        100         100         100         100        100
August 12, 2008...........................        100         100         100         100        100
August 12, 2009...........................        100         100         100         100        100
August 12, 2010...........................        100         100         100         100        100
August 12, 2011...........................        100         100         100         100        100
August 12, 2012...........................        100         100         100         100        100
August 12, 2013...........................        100         100         100         100        100
August 12, 2014...........................        100         100         100         100        100
August 12, 2015 and thereafter............          0           0           0           0          0

Weighted Average Life (in Years)..........        9.9         9.9         9.9         9.9        9.7


PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS B CERTIFICATES
-----------------------------------------------------------------------------


DISTRIBUTION DATE                               0% CPR      25% CPR     50% CPR     75% CPR    100% CPR
------------------------------------------      ------      -------     -------     -------    --------

Initial Percentage........................        100%        100%        100%        100%       100%
August 12, 2006...........................        100         100         100         100        100
August 12, 2007...........................        100         100         100         100        100
August 12, 2008...........................        100         100         100         100        100
August 12, 2009...........................        100         100         100         100        100
August 12, 2010...........................        100         100         100         100        100
August 12, 2011...........................        100         100         100         100        100
August 12, 2012...........................        100         100         100         100        100
August 12, 2013...........................        100         100         100         100        100
August 12, 2014...........................        100         100         100         100        100
August 12, 2015 and thereafter............          0           0           0           0          0

Weighted Average Life (in Years)..........       10.0        10.0        10.0         9.9        9.8


                                     S-187

 ERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS C CERTIFICATES
 ----------------------------------------------------------------------------


DISTRIBUTION DATE                               0% CPR      25% CPR     50% CPR     75% CPR    100% CPR
------------------------------------------      ------      -------     -------     -------    --------

Initial Percentage........................        100%        100%        100%        100%       100%
August 12, 2006...........................        100         100         100         100        100
August 12, 2007...........................        100         100         100         100        100
August 12, 2008...........................        100         100         100         100        100
August 12, 2009...........................        100         100         100         100        100
August 12, 2010...........................        100         100         100         100        100
August 12, 2011...........................        100         100         100         100        100
August 12, 2012...........................        100         100         100         100        100
August 12, 2013...........................        100         100         100         100        100
August 12, 2014...........................        100         100         100         100        100
August 12, 2015 and thereafter............          0           0           0           0          0

Weighted Average Life (in Years)..........       10.0        10.0        10.0        10.0        9.8


 PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS D CERTIFICATES
 -----------------------------------------------------------------------------


DISTRIBUTION DATE                               0% CPR      25% CPR     50% CPR     75% CPR    100% CPR
------------------------------------------      ------      -------     -------     -------    --------

Initial Percentage........................        100%        100%        100%        100%       100%
August 12, 2006...........................        100         100         100         100        100
August 12, 2007...........................        100         100         100         100        100
August 12, 2008...........................        100         100         100         100        100
August 12, 2009...........................        100         100         100         100        100
August 12, 2010...........................        100         100         100         100        100
August 12, 2011...........................        100         100         100         100        100
August 12, 2012...........................        100         100         100         100        100
August 12, 2013...........................        100         100         100         100        100
August 12, 2014...........................        100         100         100         100        100
August 12, 2015 and thereafter............          0           0           0           0          0

Weighted Average Life (in Years)..........       10.0        10.0        10.0        10.0        9.8


         The foregoing tables were prepared assuming a 0% CPR during lockout, defeasance and yield maintenance periods and otherwise assuming that prepayments occur at indicated CPR. The indicated CPRs are applied to the mortgage loans in the trust fund and do not take into account the Non-Trust Loans.

                                 USE OF PROCEEDS

         Substantially all of the proceeds from the sale of the offered certificates will be used by us to purchase the mortgage loans that we will include in the trust and to pay those expenses incurred in connection with the issuance of the certificates.

                                     S-188

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

         This is a general summary of the material federal income tax consequences of owning the offered certificates. This summary is directed to initial investors that hold the offered certificates as "capital assets" within the meaning of section 1221 of the Code. It does not discuss all United States federal income tax consequences that may be relevant to owners of the offered certificates, particularly as to investors subject to special treatment under the Code, including banks and insurance companies. Prospective investors should consult their tax advisors regarding the federal, state, local, and, if relevant, foreign tax consequences to them of owning offered certificates.

         Further, this summary and any legal opinions referred to in this summary are based on laws, regulations, including the REMIC regulations promulgated by the Treasury Department, rulings and decisions now in effect or
(with respect to the regulations) proposed, all of which are subject to change either prospectively or retroactively.

         Upon the issuance of the offered certificates, Sidley Austin Brown &
Wood LLP, New York, New York, our counsel, will deliver its opinion generally to the effect that, assuming compliance with the pooling and servicing agreement and the MLMT Series 2005-MCP1 pooling and servicing agreement, and subject to any other assumptions set forth in the opinion, REMIC I and REMIC II, respectively, will each qualify as a REMIC under the Code.

         The assets of REMIC I will generally include--

         o     the mortgage loans;

         o     any REO Properties acquired on behalf of the certificateholders;

         o     the master servicer's collection account;

         o     the special servicer's REO account; and

         o     the trustee's distribution account and interest reserve account, but will exclude any collections of Additional Interest on the
               ARD Loans.

         For federal income tax purposes,

         o     the separate non-certificated regular interests in REMIC I will be the regular interests in REMIC I and will be the assets of
               REMIC II;

         o     the class R-I certificates will evidence the sole class of residual interests in REMIC I;

         o     the class A-1, A-2, A-3, A-SB, A-4, A-1A, XC, XP, AM, AJ, B, C,
               D, E, F, G, H, J, K, L, M, N, P and Q certificates will evidence the regular interests in, and will generally be treated as debt obligations of, REMIC II; and

         o     the class R-II certificates will evidence the sole class of residual interests in REMIC II.

         The portion of the trust consisting of Additional Interest on the ARD
Loans will be treated as a grantor trust for federal income tax purposes, and the class Z certificates will represent undivided interests in these assets. See
"Federal Income Tax Consequences--REMICs" and "--Grantor Trusts" in the
accompanying prospectus.

                                     S-189

DISCOUNT AND PREMIUM; PREPAYMENT CONSIDERATION

         Holders of the offered certificates will be required to report income on such regular interests in accordance with the accrual method of accounting.

         The class XP certificates will, and the other classes of offered certificates may, be issued with original issue discount. When determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes the prepayment assumption used will be that subsequent to the date of any determination:

         o     the ARD Loans will be paid in full on their respective
               anticipated repayment dates;

         o     no mortgage loan will otherwise be prepaid prior to maturity; and

         o     there will be no extension of maturity for any mortgage loan.

         However, no representation is made as to the actual rate at which the mortgage loans will prepay, if at all. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" in the
accompanying prospectus.

         The IRS has issued regulations under sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. You should be aware, however, that those regulations and section
1272(a)(6) of the Code do not adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your offered certificates.

         If the method for computing original issue discount described in the accompanying prospectus results in a negative amount for any period with respect to any holder of offered certificates, the amount of original issue discount allocable to that period would be zero. This is a possibility of particular relevance to a holder of a class XP certificate. The holder would be permitted to offset the negative amount only against future original issue discount, if any, attributable to his or her certificates. Although the matter is not free from doubt, a holder of a class XP certificate may be permitted to deduct a loss to the extent that his or her respective remaining basis in the certificate exceeds the maximum amount of future payments to which the holder is entitled, assuming no further prepayments of the mortgage loans. Any loss might be treated as a capital loss.

         Whether a holder of any of these offered certificates will be treated as holding a certificate with amortizable bond premium will depend on the certificateholder's purchase price and the payments remaining to be made on the certificate at the time of its acquisition by the certificateholder. If you acquire an interest in any offered certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Premium"
in the accompanying prospectus.

         Prepayment premiums and yield maintenance charges actually collected on the mortgage loans will be paid on the offered certificates as and to the extent described in this prospectus supplement. It is not entirely clear under the Code when the amount of a prepayment premium or yield maintenance charge should be taxed to the holder of a class of offered certificates entitled to that amount.
For federal income tax reporting purposes, the tax administrator will report prepayment premiums or yield maintenance charges as income to the holders of a class of offered certificates entitled thereto only after the master servicer's actual receipt of those amounts. The IRS may nevertheless seek to require that an assumed amount of prepayment premiums and yield maintenance charges be included in payments projected to be made on the offered certificates and that taxable income be reported based on the projected constant yield to maturity of the offered certificates. Therefore, the projected prepayment premiums and yield maintenance charges would be included prior to their actual receipt by holders of the offered

                                     S-190

certificates. If the projected prepayment premiums and yield maintenance charges were not actually received, presumably the holder of an offered certificate would be allowed to claim a deduction or reduction in gross income at the time the unpaid prepayment premiums and yield maintenance charges had been projected to be received. Moreover, it appears that prepayment premiums and yield maintenance charges are to be treated as ordinary income rather than capital gain. The correct characterization of the income is not entirely clear. We recommend you consult your own tax advisors concerning the treatment of prepayment premiums and yield maintenance charges.

CONSTRUCTIVE SALES OF CLASS XP CERTIFICATES

         The Taxpayer Relief Act of 1997 added a provision to the Code that requires the recognition of gain on the constructive sale of an appreciated financial position. A constructive sale of a financial position may occur if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that:

         o     entitle the holder to a specified principal amount;

         o     pay interest at a fixed or variable rate; and

         o     are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Accordingly, only class XP certificates, which do not have a principal balance, could be subject to this provision and only if a holder of those certificates engages in a constructive sale transaction.

CHARACTERIZATION OF INVESTMENTS IN OFFERED CERTIFICATES

         The offered certificates will be treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code in the hands of a real estate investment trust or "REIT". Most of the mortgage loans are not secured by real estate used for residential or certain other purposes prescribed in section
7701(a)(19)(C) of the Code. Consequently, the offered certificates will not be treated as assets qualifying under that section. Accordingly, investment in the offered certificates may not be suitable for a thrift institution seeking to be treated as a "domestic building and loan association" under section
7701(a)(19)(C) of the Code. In addition, the offered certificates will be
"qualified mortgages" within the meaning of section 860G(a)(3) of the Code in the hands of another REMIC if transferred to such REMIC on its startup date in exchange for regular or residual interests in such REMIC.

         Finally, interest, including original issue discount, if any, on the offered certificates will be interest described in section 856(c)(3)(B) of the
Code if received by a REIT if 95% or more of the assets of REMIC II are treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code.
To the extent that less than 95% of the assets of REMIC II are treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code, a REIT holding offered certificates will be treated as receiving directly its proportionate share of the income of the REMIC.

         To the extent an offered certificate represents ownership of an interest in a mortgage loan that is secured in part by cash reserves, that mortgage loan is not secured solely by real estate. Therefore:

         o     a portion of that certificate may not represent ownership of
               "loans secured by an interest in real property" or other assets described in section 7701(a)(19)(C) of the Code;

         o     a portion of that certificate may not represent ownership of
               "real estate assets" under section 856(c)(5)(B) of the Code; and

                                     S-191

         o        the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Code.

         In addition, most of the mortgage loans contain defeasance provisions under which the lender may release its lien on the collateral securing the subject mortgage loan in return for the borrower's pledge of substitute collateral in the form of government securities. Generally, under the Treasury regulations, if a REMIC releases its lien on real property that secures a qualified mortgage, the subject mortgage loan ceases to be a qualified mortgage on the date the lien is released unless certain conditions are satisfied. In order for the defeased mortgage loan to remain a qualified mortgage, the
Treasury regulations require that--

         1.    the borrower pledges substitute collateral that consist solely of certain government securities,

         2.    the related loan documents allow that substitution,

         3.    the lien is released to facilitate the disposition of the
               property or any other customary commercial transaction, and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages, and

         4.    the release is not within two years of the startup day of the
               REMIC.

         Following the defeasance of a mortgage loan, regardless of whether the foregoing conditions were satisfied, that mortgage loan would not be treated as a "loan secured by an interest in real property" or a "real estate asset" and interest on that loan would not constitute "interest on obligations secured by real property" for purposes of sections 7701(a)(19)(C), 856(c)(5)(B) and
856(e)(3)(B) of the Code, respectively.

         See "Description of the Mortgage Pool" in this prospectus supplement and "Federal Income Tax Consequences--REMICs--Characterization of Investments in
REMIC Certificates" in the accompanying prospectus.

         For further information regarding the federal income tax consequences of investing in the offered certificates, see "Federal Income Tax
Consequences--REMICs" in the accompanying prospectus.

                              ERISA CONSIDERATIONS

         The following description is general in nature, is not intended to be all-inclusive, is based on the law and practice existing at the date of this document and is subject to any subsequent changes therein. In view of the individual nature of ERISA and Code consequences, each potential investor that is a Plan or is investing on behalf of, or with plan assets of a Plan, is advised to consult its own legal advisor with respect to the specific ERISA and
Code consequences of investing in the certificates and to make its own independent decision. The following is merely a summary and should not be construed as legal advice.

         ERISA and section 4975 of the Code impose various requirements on--

         o     Plans, and

         o     persons that are fiduciaries with respect to Plans,

in connection with the investment of the assets of a Plan. For purposes of this discussion, Plans may include qualified pension, profit sharing and Code section
401(k) plans, individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts, including, as applicable, insurance company general accounts, in which other Plans are invested.

                                     S-192

         A fiduciary of any Plan should carefully review with its legal advisors whether the purchase or holding of offered certificates could be or give rise to a transaction that is prohibited or is not otherwise permitted under ERISA or section 4975 of the Code or whether there exists any statutory, regulatory or administrative exemption applicable thereto. Some fiduciary and prohibited transaction issues arise only if the assets of the trust are "plan assets" for purposes of Part 4 of Title I of ERISA and section 4975 of the Code. Whether the assets of the trust will be plan assets at any time will depend on a number of factors, including the portion of any class of certificates that is held by benefit plan investors within the meaning of U.S. Department of Labor Regulation
Section 2510.3-101.

         The U.S. Department of Labor has issued an individual prohibited transaction exemption to each of Merrill Lynch, Pierce, Fenner & Smith
Incorporated and Countrywide Securities Corporation, identified as Prohibited
Transaction Exemptions 90-29 and 2000-55, respectively, as amended by Prohibited
Transaction Exemptions 97-34, 2000-58 and 2002-41(in each case, if issued after the subject exemption was granted), and as subsequently amended from time to time. Subject to the satisfaction of conditions set forth in the Exemption, the
Exemption generally exempts from the application of the prohibited transaction provisions of Sections 406(a) and (b) and 407(a) of ERISA, and the excise taxes imposed on these prohibited transactions under sections 4975(a) and (b) of the
Code, specified transactions relating to, among other things, the servicing and operation of pools of real estate loans, such as the mortgage pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the offered certificates, that are underwritten by an Exemption-Favored Party.

         The Exemption sets forth five general conditions which must be satisfied for a transaction involving the purchase, sale and holding of an offered certificate to be eligible for exemptive relief under the Exemption. The conditions are as follows:

         o     first, the acquisition of the certificate by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

         o     second, at the time of its acquisition by the Plan, that
               certificate must be rated in one of the four highest generic rating categories by Fitch, Moody's or S&P;

         o     third, the trustee cannot be an affiliate of any other member of the Restricted Group, other than any of the Exemption Favored
               Parties;

         o     fourth, the following must be true--

               1.   the sum of all payments made to and retained by
                    Exemption-Favored Parties must represent not more than
                    reasonable compensation for underwriting the relevant class of certificates;

               2.   the sum of all payments made to and retained by us in
                    connection with the assignment of mortgage loans to the
                    trust must represent not more than the fair market value of the obligations; and

               3.   the sum of all payments made to and retained by the master servicer, the special servicer and any sub-servicer must
                    represent not more than reasonable compensation for that
                    person's services under the pooling and servicing agreement and reimbursement of that person's reasonable expenses in
                    connection therewith; and

         o     fifth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities
               Act of 1933, as amended.

         It is a condition of their issuance that each class of offered certificates receive an investment grade rating from each of Fitch and Moody's.
In addition, the initial trustee is not an affiliate of any other member of the
Restricted Group. Accordingly, as of the date of initial issuance of the certificates, the second and third general

                                     S-193

conditions set forth above will be satisfied with respect to the offered certificates. A fiduciary of a Plan contemplating the purchase of an offered certificate in the secondary market must make its own determination that, at the time of the purchase, the certificate continues to satisfy the second and third general conditions set forth above. A fiduciary of a Plan contemplating the purchase of an offered certificate, whether in the initial issuance of the certificate or in the secondary market, must make its own determination that the first and fourth general conditions set forth above will be satisfied with respect to the certificate as of the date of the purchase. A Plan's authorizing fiduciary will be deemed to make a representation regarding satisfaction of the fifth general condition set forth above in connection with the purchase of an offered certificate.

         The Exemption also requires that the trust meet the following requirements:

         o     the trust assets must consist solely of assets of the type that have been included in other investment pools;

         o     certificates evidencing interests in those other investment pools must have been rated in one of the four highest generic rating categories of Fitch, Moody's or S&P for at least one year prior to the Plan's acquisition of an offered certificate; and

         o     certificates evidencing interests in those other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of an offered certificate.

         We believe that these requirements have been satisfied as of the date of this prospectus supplement.

         If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and
407(a) of ERISA, as well as the excise taxes imposed by sections 4975(a) and (b)
of the Code by reason of sections 4975(c)(1)(A) through (D) of the Code, in connection with--

         o     the direct or indirect sale, exchange or transfer of an offered certificate to a Plan upon initial issuance from us or an
               Exemption-Favored Party when we are, or a mortgage loan seller, the trustee, the fiscal agent, the master servicer, the special servicer, any party responsible for servicing the Westchester
               Loan Combination or any sub-servicer, any provider of credit support, Exemption-Favored Party or mortgagor is, a Party in
               Interest with respect to the investing Plan;

         o     the direct or indirect acquisition or disposition in the
               secondary market of an offered certificate by a Plan; and

         o     the continued holding of an offered certificate by a Plan.

         However, no exemption is provided from the restrictions of Sections
406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of an offered certificate on behalf of a Plan sponsored by any member of the
Restricted Group, by any person who has discretionary authority or renders investment advice with respect to the assets of that Plan.

         Moreover, if the general conditions of the Exemption, as well as other conditions set forth in the Exemption, are satisfied, the Exemption may also provide an exemption from the restrictions imposed by Sections 406(b)(1) and
(b)(2) of ERISA and the taxes imposed by sections 4975(a) and (b) of the Code by reason of section 4975(c)(1)(E) of the Code in connection with:

         o     the direct or indirect sale, exchange or transfer of offered certificates in the initial issuance of those certificates between us or an Exemption-Favored Party and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the assets

                                     S-194

               of the Plan in those certificates is a borrower, or an affiliate of a borrower, with respect to 5.0% or less of the fair market value of the mortgage loans;

         o     the direct or indirect acquisition or disposition in the
               secondary market of such offered certificates by a Plan; and

         o     the continued holding of such offered certificates by a Plan.

         Further, if the general conditions of the Exemption, as well as other conditions set forth in the Exemption, are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a)
of ERISA, and the taxes imposed by sections 4975(a) and (b) of the Code by reason of section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the trust assets.

         Lastly, if the general conditions of the Exemption are satisfied, the
Exemption also may provide an exemption from the restrictions imposed by
Sections 406(a) and 407(a) of ERISA, and the taxes imposed by section 4975(a)
and (b) of the Code by reason of sections 4975(c)(1)(A) through (D) of the Code, if the restrictions or taxes are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of--

         o     providing services to the Plan, or

         o     having a specified relationship to this person,

solely as a result of the Plan's ownership of offered certificates.

         Before purchasing an offered certificate, a fiduciary of a Plan should itself confirm that the general and other conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied at the time of the purchase.

         In addition to determining the availability of the exemptive relief provided in the Exemption, a fiduciary of a Plan considering an investment in the offered certificates should consider the availability of any other prohibited transaction class exemptions. See "ERISA Considerations" in the accompanying prospectus. There can be no assurance that any exemption described in the accompanying prospectus will apply with respect to any particular investment by a Plan in the offered certificates or, even if it were deemed to apply, that it would apply to all prohibited transactions that may occur in connection with the investment. A purchaser of offered certificates should be aware, however, that even if the conditions specified in one or more class exemptions are satisfied, the scope of relief provided by a class exemption may not cover all acts which might be construed as prohibited transactions.

         Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA) and, if no election has been made under section
410(d) of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to Title I of ERISA or section 4975 of the Code. However, governmental and church plans may be subject to a federal, state or local law which is, to a material extent, similar to the above-mentioned provisions of ERISA and the
Code. A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under any similar law.

         Any fiduciary of a Plan considering whether to purchase an offered certificate on behalf of that Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to the investment. Such fiduciary must also determine on its own whether an offered certificate is an appropriate investment for a Plan under ERISA and the Code with regard to ERISA's general fiduciary requirements, including investment prudence and diversification and the exclusive benefit rule.

                                     S-195

         The sale of offered certificates to a Plan is in no way a
representation or warranty by us or the underwriters that the investment meets all relevant legal requirements with respect to investments by Plans generally or by any particular Plan, or that the investment is appropriate for Plans generally or for any particular Plan.

                                LEGAL INVESTMENT

         The offered certificates will not constitute mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of
1984. As a result, the appropriate characterization of the offered certificates under various legal investment restrictions, and therefore the ability of investors subject to these restrictions to purchase those certificates, is subject to significant interpretive uncertainties.

         Neither we nor the underwriters make any representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates--

         o     are legal investments for them; or

         o     are subject to investment, capital or other restrictions.

         See "Legal Investment" in the accompanying prospectus.

                                     S-196

                             METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the underwriting agreement between us as seller, and Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., PNC Capital Markets, Inc. and Wachovia Capital Markets, LLC, as
underwriters, we have agreed to sell to each of the underwriters and each of the underwriters has agreed to purchase from us, severally but not jointly, the respective principal balances, or notional amounts, as applicable, of each class of the offered certificates as set forth below subject in each case to a variance of 5%:



                        MERRILL LYNCH,
                            PIERCE,        COUNTRYWIDE
                        FENNER & SMITH      SECURITIES      IXIS SECURITIES      PNC CAPITAL     WACHOVIA CAPITAL
          CLASS          INCORPORATED      CORPORATION     NORTH AMERICA INC.   MARKETS, INC.      MARKETS, LLC
--------------------   ----------------   -------------   -------------------  ---------------  -------------------

Class A-1                 $                  $                  $                  $                  $
Class A-2                 $                  $                  $                  $                  $
Class A-3                 $                  $                  $                  $                  $
Class A-SB                $                  $                  $                  $                  $
Class A-4                 $                  $                  $                  $                  $
Class A-1A                $                  $                  $                  $                  $
Class AM                  $                  $                  $                  $                  $
Class AJ                  $                  $                  $                  $                  $
Class B                   $                  $                  $                  $                  $
Class C                   $                  $                  $                  $                  $
Class D                   $                  $                  $                  $                  $
Class XP                  $                  $                  $                  $                  $


         Merrill Lynch, Pierce, Fenner & Smith Incorporated and Countrywide
Securities Corporation are acting as co-lead managers and co-bookrunning managers for this offering. IXIS Securities North America Inc., PNC Capital
Markets, Inc. and Wachovia Capital Markets, LLC will act as co-managers for this offering. Merrill Lynch, Pierce, Fenner & Smith Incorporated and Countrywide
Securities Corporation are acting as joint-bookrunning managers in the following manner: Countrywide Securities Corporation is acting as sole bookrunning manager
with respect to     % of the class    certificates, and Merrill Lynch, Pierce,
Fenner & Smith Incorporated is acting as sole bookrunning manager with respect to the remainder of the class certificates and all other classes of offered certificates.

         Proceeds to us from the sale of the offered certificates, before
deducting expenses payable by us, will be approximately $        , before
adjusting for accrued interest.

         Distribution of the offered certificates will be made by the underwriters from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Sales of the offered certificates may also occur on and after the date of initial issuance of the offered certificates, as agreed upon in negotiated transactions with various purchasers. The underwriters may effect such transactions by selling the offered certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriters. In connection with the purchase and sale of the offered certificates, the underwriters may be deemed to have received compensation from us in the form of underwriting discounts.

         Purchasers of the offered certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be
"underwriters" within the meaning of the Securities Act of 1933, as amended, in

                                     S-197

connection with reoffers and resales by them of offered certificates. Any profit on the resale of the offered certificates purchased by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

         We also have been advised by the underwriters that one or more of them, through one or more of their respective affiliates, currently intends to make a market in the offered certificates; however, none of the underwriters has any obligation to do so, any market making may be discontinued at any time and there can be no assurance that an active secondary market for the offered certificates will develop. See "Risk Factors--Risks Related to the Offered Certificates--The
Offered Certificates Will Have Limited Liquidity and May Experience Fluctuations
in Market Value Unrelated to the Performance of the Mortgage Loans" in this prospectus supplement and "Risk Factors--Lack of Liquidity Will Impair Your
Ability to Sell Your Offered Certificates and May Have an Adverse Effect on the
Market Value of Your Offered Certificates" in the accompanying prospectus.

         We have agreed to indemnify the underwriters and each person, if any, who controls any underwriter within the meaning of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, against, or to make contributions to the underwriters and each such controlling person with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated, one of the
underwriters, is our affiliate and an affiliate of Merrill Lynch Mortgage
Lending, Inc., which is one of the mortgage loan sellers. Countrywide Securities
Corporation, one of the underwriters, is an affiliate of Countrywide Commercial
Real Estate Finance, Inc., which is one of the mortgage loan sellers. PNC
Capital Markets, Inc., one of the underwriters, is an affiliate of PNC Bank,
National Association, which is one of the mortgage loan sellers and Midland Loan
Services, Inc., the initial master servicer. IXIS Securities North America Inc., one of the underwriters, is an affiliate of IXIS Real Estate Capital Inc., which is one of the mortgage loan sellers.

                                  LEGAL MATTERS

         Particular legal matters relating to the certificates will be passed upon for us by Sidley Austin Brown & Wood LLP, New York, New York and for the
underwriters by Latham & Watkins LLP, New York, New York.

                                     S-198

                                     RATINGS

         It is a condition to their issuance that the respective classes of offered certificates be rated as follows:

          CLASS               DBRS             FITCH          MOODY'S
    ----------------     -------------     ------------    -------------
        Class A-1             AAA              AAA             Aaa
        Class A-2             AAA              AAA             Aaa
        Class A-3             AAA              AAA             Aaa
       Class A-SB             AAA              AAA             Aaa
        Class A-4             AAA              AAA             Aaa
       Class A-1A             AAA              AAA             Aaa
        Class AM              AAA              AAA             Aaa
        Class AJ              AAA              AAA             Aaa
         Class B              AA               AA              Aa2
         Class C            AA(low)            AA-             Aa3
         Class D               A                A               A2
        Class XP              AAA              AAA             Aaa

         The ratings on the offered certificates address the likelihood of the timely receipt by their holders of all payments of interest to which they are entitled on each distribution date and the ultimate receipt by their holders of all payments of principal to which they are entitled on or before the rated final distribution date. The ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the offered certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments of interest and/or principal required under the offered certificates.

         The ratings on the respective classes of offered certificates do not represent any assessment of--

         o     the tax attributes of the offered certificates or of the trust;

         o     whether or to what extent prepayments of principal may be
               received on the mortgage loans;

         o     the likelihood or frequency of prepayments of principal on the mortgage loans;

         o     the degree to which the amount or frequency of prepayments of principal on the mortgage loans might differ from those
               originally anticipated;

         o     whether or to what extent the interest payable on any class of offered certificates may be reduced in connection with Net
               Aggregate Prepayment Interest Shortfalls; and

         o     whether and to what extent prepayment premiums, yield maintenance charges, Penalty Interest or Additional Interest will be
               received.

         Also, a security rating does not represent any assessment of the yield to maturity that investors may experience.

         Further, in the case of the class XP certificates, a security rating does not represent any assessment of the possibility that the holders of those certificates might not fully recover their investment in the event of rapid prepayments and/or other early liquidations of the mortgage loans.

         In general, ratings address credit risk and not prepayment risk. As described in this prospectus supplement, the amounts payable with respect to the class XP certificates consist primarily of interest. Even if the

                                     S-199

entire mortgage pool were to prepay in the initial month, with the result that the holders of the class XP certificates receive only a single month's interest payment and, accordingly, suffer a nearly complete loss of their investment, all amounts due to those certificateholders will nevertheless have been paid. This result would be consistent with the ratings received on the class XP certificates. The ratings of the class XP certificates do not address the timing or magnitude of reduction of the notional amounts of those certificates, but only the obligation to pay interest timely on those notional amounts as so reduced from time to time.

         There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of offered certificates and, if so, what the rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by us to do so may be lower than the rating assigned thereto by DBRS, Fitch or
Moody's.

         The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. See "Rating" in the accompanying prospectus.

                                     S-200

                                    GLOSSARY

         The following capitalized terms will have the respective meanings assigned to them in this glossary whenever they are used in this prospectus supplement, including in any of the annexes to this prospectus supplement.

         "30/360 BASIS" means the accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

         "ACCEPTABLE INSURANCE DEFAULT" means, with respect to any mortgage loan serviced under the pooling and servicing agreement, any default under the related loan documents resulting from (i) the exclusion of acts of terrorism from coverage under the related "all risk" casualty insurance policy maintained on the related mortgaged real property and (ii) the related mortgagor's failure to obtain insurance that specifically covers acts of terrorism, but only if the special servicer has determined, in its reasonable judgment, exercised in accordance with the Servicing Standard, that (a) such insurance is not available at commercially reasonable rates and the relevant hazards are not commonly insured against by prudent owners of similar real properties in similar locales
(but only by reference to such insurance that has been obtained by such owners at current market rates) or (b) such insurance is not available at any rate. In making such determination, the special servicer will be entitled to rely on the opinion of an insurance consultant at the expense of the trust.

         "ACTUAL/360 BASIS" means the accrual of interest calculated on the basis of the actual number of days elapsed during any calendar month (or other applicable accrual period) in a year assumed to consist of 360 days.

         "ADDITIONAL INTEREST" means, with respect to any ARD Loan in the trust fund, the additional interest accrued with respect to that mortgage loan as a result of the marginal increase in the related mortgage interest rate upon passage of the related anticipated repayment date, as that additional interest may compound in accordance with the terms of that mortgage loan.

         "ADDITIONAL TRUST FUND EXPENSE" means any of certain specified expenses of the trust that, in each case, generally:

         o     arises out of a default on a mortgage loan or in respect of a mortgage loan as to which a default is imminent or arises out of an otherwise unanticipated event; and

         o     is not covered by a servicing advance or a corresponding
               collection from the related borrower.

Examples of some Additional Trust Fund Expenses are set forth under "Description of the Offered Certificates--Reductions to Certificate Principal Balances in
Connection with Realized Losses and Additional Trust Fund Expenses" in this prospectus supplement.

         "ADVANCE" means a P&I advance or a servicing advance made, or that may be made, under the pooling and servicing agreement.

         "APPRAISAL REDUCTION AMOUNT" means, for any mortgage loan (other than the Westchester Trust Mortgage Loan) as to which an Appraisal Trigger Event has occurred, an amount that will equal the excess, if any, of "x" over "y" where--

         1.    "x" is an amount, as calculated by the special servicer, in consultation with the controlling class representative, as of the determination date immediately succeeding the date on which the special servicer obtains knowledge of the occurrence of the relevant Appraisal Trigger Event, if no new appraisal (or letter update or internal valuation) is required, or otherwise the date on which the

                                     S-201

               appraisal (or letter update or internal valuation, if applicable)
               is obtained, and each anniversary of such determination date thereafter so long as appraisals are required to be obtained in connection with the subject mortgage loan, equal to the sum
               (without duplication) of:

               (a)  the Stated Principal Balance of the subject mortgage loan;

               (b)  to the extent not previously advanced by or on behalf of the master servicer, the special servicer, the trustee or the
                    fiscal agent, all unpaid interest accrued on the subject
                    mortgage loan through the most recent due date prior to the date of determination at the related Net Mortgage Rate
                    (exclusive of any portion thereof that constitutes
                    Additional Interest);

               (c)  all accrued but unpaid (from related collections) master servicing fees and special servicing fees with respect to
                    the subject mortgage loan and, without duplication, all
                    accrued or otherwise incurred but unpaid (from related
                    collections) Additional Trust Fund Expenses with respect to the subject mortgage loan;

               (d)  all related unreimbursed Advances made by or on behalf of the master servicer, the trustee or the fiscal agent with
                    respect to the subject mortgage loan, together with (i)
                    interest on those Advances and (ii) any related Unliquidated
                    Advances; and

               (e)  all currently due and unpaid real estate taxes and unfunded improvement reserves and assessments, insurance premiums
                    and, if applicable, ground rents with respect to the related mortgaged real property; and

         2.    "y" is equal to the sum of (x) 90% of an amount equal to (i) the resulting appraised or estimated value of the related mortgaged real property or REO Property, which value may be subject to reduction by the special servicer based on its review of the related appraisal and other relevant information (without
               implying any duty to do so), reduced, to not less than zero, by
               (ii) the amount of any obligations secured by liens on the property that are prior to the lien of the subject mortgage loan and estimated liquidation expenses, and (y) all escrows, reserves and letters of credit held as additional collateral with respect to the subject mortgage loan.

         If, however, any required appraisal, letter update or internal valuation is not obtained or performed within 60 days of the relevant Appraisal
Trigger Event, then until the required appraisal or other valuation is obtained or performed, the Appraisal Reduction Amount for the subject mortgage loan will equal 25% of the Stated Principal Balance of that mortgage loan.

         In the case of the Westchester Trust Mortgage Loan, any Appraisal
Reduction Amount will be calculated with respect to the Westchester Loan
Combination under the MLMT Series 2005-MCP1 pooling and servicing agreement in a manner similar but not identical to that described above as if it were a single loan, and then will be allocated to the Westchester Subordinate Non-Trust Loans, in each case up to the outstanding principal balance of the subject loan, and then will be allocated among the Westchester Trust Mortgage Loan and the
Westchester Pari Passu Non-Trust Loan on a pari passu basis.

         "APPRAISAL TRIGGER EVENT" means, with respect to any mortgage loan in the trust (other than the Westchester Trust Mortgage Loan), any of the following events:

         o     the mortgage loan has been modified by the special servicer in a manner that affects the amount or timing of any monthly debt service payment due on it, other than a balloon payment (except, or in addition to, bringing monthly debt service payments current and extending the maturity date for less than six months);

                                     S-202

         o     the related borrower fails to make any monthly debt service payment with respect to the mortgage loan and the failure
               continues for 60 days;

         o     60 days following the receipt by the special servicer of notice that a receiver has been appointed and continues in that capacity with respect to the mortgaged real property securing the mortgage loan;

         o     60 days following the receipt by the special servicer of notice that the related borrower has become the subject of a bankruptcy proceeding;

         o     the mortgaged real property securing the mortgage loan becomes an
               REO Property; or

         o     any balloon payment on the mortgage loan has not been paid by the day following its scheduled maturity date, unless the master servicer has, on or prior to the due date of that balloon
               payment, received written evidence from an institutional lender of such lender's binding commitment to refinance the mortgage loan, then for such longer period after the due date of such balloon payment ending on the earlier of (i) 60 days after the related scheduled maturity date and (ii) the expiration of the refinancing commitment.

         The equivalents of Appraisal Trigger Events with respect to the
Westchester Trust Mortgage Loan are set forth in the MLMT Series 2005-MCP1 pooling and servicing agreement and include events that are generally similar but not identical to those specified above as well as events that differ from those specified above. See "Description of the Mortgage Pool--Westchester Loan
Combination" in this prospectus supplement.

          "ARD LOAN" means any mortgage loan in, or to be included in, the trust fund, that has the characteristics described in the first paragraph under
"Description of the Mortgage Pool--Terms and Conditions of the Mortgage
Loans--ARD Loans" in this prospectuS supplement.

         "AVAILABLE DISTRIBUTION AMOUNT" means, with respect to any distribution date:

         (a)   an amount equal to the sum, without duplication, of the following amounts:

               (i)    the aggregate of all amounts on deposit in the master
                      servicer's collection account and the trustee's
                      distribution account as of the close of business on the
                      related determination date and the amounts collected by or on behalf of the master servicer as of the close of
                      business on such determination date and required to be
                      deposited in the collection account (including the amounts remitted by the MLMT Series 2005-MCP1 master servicer with respect to the Westchester Trust Mortgage Loan);

               (ii)   the aggregate amount of all P&I advances made by the
                      master servicer, the trustee or the fiscal agent for
                      distribution on the certificates on that distribution
                      date;

               (iii)  the aggregate amount transferred from the special
                      servicer's REO account to the master servicer's collection account during the month of that distribution date, on or
                      prior to the date on which P&I advances are required to be made in that month;

               (iv)   the aggregate amount deposited by the master servicer in
                      its collection account for that distribution date in
                      connection with Prepayment Interest Shortfalls and any
                      shortfalls in interest caused by the application of a
                      condemnation award or casualty insurance proceeds to
                      prepay a mortgage loan; and

               (v)    for each distribution date occurring in March, the
                      aggregate of all interest reserve amounts in respect of
                      each mortgage loan that accrues interest on an Actual/360
                      Basis deposited in the trustee's distribution account;

                                     S-203

         exclusive of

         (b)   any portion of the amounts described in clause (a) above that represents one or more of the following:

               (i)    any monthly debt service payments collected but due on a
                      due date after the end of the related collection period;

               (ii)   all amounts in the master servicer's collection account or the trustee's distribution account that are payable or
                      reimbursable to any person other than the
                      certificateholders from:

                      (A) the master servicer's collection account, including,
                          but not limited to, servicing compensation, as
                          described under "Servicing of the Mortgage
                          Loans--Collection Account--Withdrawals" in thiS
                          prospectus supplement; and

                      (B) the trustee's distribution account, including, but not limited to, trustee fees, as described under
                          "Description of the Offered Certificates--Distribution
                          Account--Withdrawals" in thiS prospectus supplement;

               (iii)  any prepayment premiums and yield maintenance charges;

               (iv)   any Additional Interest on the ARD Loans (which is
                      separately distributed to the holders of the class Z
                      certificates);

               (v)    if such distribution date occurs during February of any
                      year or during January of any year that is not a leap
                      year, the interest reserve amounts in respect of each
                      mortgage loan that accrues interest on an Actual/360 Basis to be deposited in the trustee's interest reserve account
                      and held for future distribution; and

               (vi)   any amounts deposited in the master servicer's collection
                      account or the trustee's distribution account in error.

         In no event will the Available Distribution Amount include amounts payable to the holders of the Non-Trust Loans.

         "CLASS A-SB PLANNED PRINCIPAL BALANCE" means, with respect to the class
A-SB certificates for any distribution date, the principal balance specified for that distribution date on Annex F to this prospectus supplement. The principal balances set forth on Annex F to this prospectus supplement were calculated using, among other things, the Modeling Assumptions and a 0% CPR. Based on the
Modeling Assumptions and a 0% CPR, the total principal balance of the class A-SB certificates on each distribution date would be reduced to approximately the scheduled principal balance indicated for that distribution date on Annex F to this prospectus supplement. There is no assurance, however, that the mortgage loans will perform in conformity with the Modeling Assumptions. Therefore, there can be no assurance that the total principal balance of the class A-SB certificates on any distribution date will be equal to (and, furthermore, following retirement of the class A-1, A-2 and A-3 certificates, that total principal balance may be less than) the principal balance that is specified for that distribution date on Annex F to this prospectus supplement.

         "CLOSING DATE" means the date of the initial issuance of the offered certificates, which will be on or about August 24, 2005.

         "CMSA" means the Commercial Mortgage Securities Association, an international trade organization for the commercial real estate capital markets.

         "CODE" means the Internal Revenue Code of 1986, as amended.

                                     S-204

         "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans.

         "CROSSED LOAN" means a mortgage loan in the trust fund that is cross-collateralized and cross-defaulted with one or more other mortgage loans in the trust fund.

         "CROSSED GROUP" means a group of related Crossed Loans.

         "DBRS" means Dominion Bond Rating Service, Inc.

          "DTC" means The Depository Trust Company.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

         "EXEMPTION" means, collectively, Prohibited Transaction Exemptions
90-29 and 2000-55, each as amended by Prohibited Transaction Exemptions 97-34,
2000-58 and 2002-41 (in each case, if issued after the subject Exemption was granted), and as may be amended from time to time, or any successor thereto, all as issued by the U.S. Department of Labor.

         "EXEMPTION-FAVORED PARTY" means any of--

         o     Merrill Lynch, Pierce, Fenner & Smith Incorporated;

         o     Countrywide Securities Corporation;

         o     any person directly or indirectly, through one or more
               intermediaries, controlling, controlled by or under common control with any entity referred to in the prior two bullets; and

         o     any member of the underwriting syndicate or selling group of which a person described in the prior three bullets is a manager or co-manager with respect to those mortgage pass-through
               certificates.

         "FITCH" means Fitch, Inc.

         "IRS" means the Internal Revenue Service.

         "LOAN GROUP 1 PRINCIPAL DISTRIBUTION AMOUNT" means, in general, the portion of the Principal Distribution Amount attributable to the mortgage loans in loan group 1.

         "LOAN GROUP 2 PRINCIPAL DISTRIBUTION AMOUNT" means, in general, the portion of the Principal Distribution Amount attributable to the mortgage loans in loan group 2.

         "MODELING ASSUMPTIONS" means, collectively, the following assumptions regarding the certificates and the mortgage loans in, or to be included in, the trust fund:

         o     the mortgage loans have the characteristics set forth on Annex
               A-1, and the initial mortgage pool balance is approximately
               $2,074,461,260 and the mortgage loans are allocated to loan group
               1 and loan group 2 as described in this prospectus supplement;

         o     the initial total principal balance or notional amount, as the case may be, of each class of certificates is as described in this prospectus supplement;

                                     S-205

         o     the pass-through rate for each class of certificates is as described in this prospectus supplement;

         o     there are no delinquencies or losses with respect to the mortgage loans;

         o     there are no modifications, extensions, waivers or amendments affecting the monthly debt service payments by borrowers on the mortgage loans;

         o     there are no Appraisal Reduction Amounts with respect to the mortgage loans;

         o     there are no casualties or condemnations affecting the
               corresponding mortgaged real properties;

         o     each of the mortgage loans provides monthly debt service payments to be due on the first day of each month, and accrues interest on the basis described in this prospectus supplement, which is either an Actual/360 Basis or a 30/360 Basis;

         o     all prepayments on the mortgage loans are assumed to be
               accompanied by a full month's interest;

         o     there are no breaches of our representations and warranties regarding the mortgage loans;

         o     no voluntary or involuntary prepayments are received as to any mortgage loan during that mortgage loan's lockout period, yield maintenance period or defeasance period, in each case if any;

         o     each ARD Loan is paid in full on its anticipated repayment date;

         o     except as otherwise assumed in the immediately preceding two bullets, prepayments are made on each of the mortgage loans at the indicated CPRs set forth in the subject tables, without regard to any limitations in those mortgage loans on partial voluntary principal prepayments;

         o     no person or entity entitled thereto exercises its right of optional termination described in this prospectus supplement under "Description of the Offered Certificates--Termination";

         o     no mortgage loan is required to be repurchased by any mortgage loan seller;

         o     no prepayment premiums or yield maintenance charges are
               collected;

         o     there are no Additional Trust Fund Expenses;

         o     payments on the offered certificates are made on the 12th day of each month, commencing in September 2005; and

         o     the offered certificates are settled on August 24, 2005.

         "MOODY'S" means Moody's Investors Service, Inc.

         "NET AGGREGATE PREPAYMENT INTEREST SHORTFALL" means, with respect to any distribution date, the excess, if any, of--

         o     the Prepayment Interest Shortfalls incurred with respect to the mortgage pool during the related collection period, over

         o     the total payments made by the master servicer to cover those
               Prepayment Interest Shortfalls.

         "NET MORTGAGE RATE" means with respect to any mortgage loan, in general, a per annum rate equal to the related mortgage interest rate in effect from time to time, minus the sum of the applicable master servicing fee rate under the pooling and servicing agreement (which includes the rate at which any primary servicing fees accrue) and the per annum rate at which the monthly trustee fee is calculated and, in the case of the Westchester Trust Mortgage
Loan, the per annum rate at which the related servicing fee under the MLMT
Series 2005-MCP1 pooling and servicing agreement is calculated; provided, however, that, for purposes of calculating the Weighted

                                     S-206

Average Net Mortgage Rate and the pass-through rate for each of the non-fixed
rate interest-bearing classes of certificates, namely the class   ,   ,   ,   ,
and    certificates, from time to time--

         o     the Net Mortgage Rate for the subject mortgage loan will be calculated without regard to any modification, waiver or
               amendment of the terms of such mortgage loan, or any other change in the related mortgage interest rate, subsequent to the date of issuance of the certificates, and

         o     if any mortgage loan does not accrue interest on the basis of a
               360-day year consisting of twelve 30-day months, which is the basis on which interest accrues in respect of those non-fixed rate interest-bearing classes of certificates, then the Net
               Mortgage Rate of such mortgage loan for any one-month period preceding a related due date will be the annualized rate at which interest would have to accrue in respect of such loan on the basis of a 360-day year consisting of twelve 30-day months in order to produce, in general, the aggregate amount of interest actually accrued in respect of such loan during such one-month period at the related mortgage interest rate (net of the
               aggregate per annum rate at which the related master servicing fee and the trustee fee are calculated under the pooling and servicing agreement and, in the case of the Westchester Trust
               Mortgage Loan, the per annum rate at which the related servicing fee under the MLMT Series 2005-MCP1 pooling and servicing
               agreement is calculated), except that, with respect to any such mortgage loan, the Net Mortgage Rate for the one month period (a)
               prior to the respective due dates in January and February in any year which is not a leap year or in February in any year which is a leap year will be determined so as to produce an aggregate amount of interest that excludes any related interest reserve amount transferred to the trustee's interest reserve account in respect of that one-month period and (b) prior to the due date in
               March will be determined so as to produce an aggregate amount of interest that includes the related interest reserve amount(s)
               retained in the trustee's interest reserve account for the respective one month periods prior to the due dates in January and February in any year which is not a leap year or the
               one-month period prior to the due date in February in any year which is a leap year.

         As of the cut-off date (without regard to the adjustment described in the proviso to the prior sentence), the Net Mortgage Rates for the mortgage loans ranged from 4.6161% per annum to 7.3691%, with a weighted average of those
Net Mortgage Rates of 5.2123% per annum. See "Servicing of the Mortgage
Loans--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement.

         "NONRECOVERABLE ADVANCE" means any Advance previously made or proposed to be made, or any Workout-Delayed Reimbursement Amount previously made, with respect to any mortgage loan or REO Property that is determined, in accordance with the pooling and servicing agreement, not to be ultimately recoverable, together with interest accrued on that Advance, from payments or other collections on or with respect to that mortgage loan or REO Property.

         "P&I" means principal and/or interest payments, excluding balloon payments, required to be paid in respect of a mortgage loan in accordance with the schedule for repayment provided for by that mortgage loan.

         "PARTY IN INTEREST" means any person that is a "party in interest"
within the meaning of Section 3(14) of ERISA or a "disqualified person" within the meaning of section 4975(e)(2) of the Code.

         "PENALTY INTEREST" means any interest, other than late payment charges,
Additional Interest, prepayment premiums or yield maintenance charges, that--

         o     accrues on a defaulted mortgage loan solely by reason of the subject default; and

         o     is in excess of all interest at the related mortgage interest rate.

                                     S-207

         "PERMITTED ENCUMBRANCES" means, with respect to any mortgaged real property securing a mortgage loan, any and all of the following in, or to be included in, the trust fund:

         o     the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

         o     covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy or, if that policy has not yet been issued, referred to in a pro forma title policy or a marked-up commitment binding upon the title insurer;

         o     exceptions and exclusions specifically referred to in the related lender's title insurance policy or, if that policy has not yet been issued, referred to in a pro forma title policy or marked-up commitment binding upon the title insurer;

         o     other matters to which like properties are commonly subject;

         o     the rights of tenants, as tenants only, under leases and
               subleases, pertaining to the related mortgaged real property;

         o     if the related mortgage loan is cross-collateralized with any other mortgage loan within the mortgage pool, the lien of the mortgage for the other mortgage loan(s) contained in the same group of cross-collateralized loans; and

         o     if the related mortgaged real property consists of one or more units in a condominium, the related condominium declaration,

none of which, as represented by the related mortgage loan seller in the related mortgage loan purchase agreement (subject to any exceptions set forth in that agreement), materially interferes with the security intended to be provided by the related mortgage, the current principal use of the property or the current ability of the property to generate income sufficient to service the related mortgage loan.

         "PERMITTED INVESTMENTS" means U.S. government securities and other investment grade obligations specified in the pooling and servicing agreement.

         "PLAN" means any employee benefit plan, or other retirement plan, arrangement or account, that is subject to the fiduciary responsibility provisions of ERISA or section 4975 of the Code.

         "PREPAYMENT INTEREST EXCESS" means, with respect to any full or partial prepayment of a mortgage loan made by the related borrower during any collection period after the due date for that loan, the amount of any interest collected on that prepayment for the period following that due date, less the amount of related master servicing fees payable from that interest collection, and exclusive of any Penalty Interest and/or Additional Interest included in that interest collection.

         "PREPAYMENT INTEREST SHORTFALL" means, with respect to any full or partial prepayment of a mortgage loan voluntarily made by the related borrower during any collection period prior to the due date for that loan, the amount of any uncollected interest, without regard to any prepayment premium or yield maintenance charge actually collected, that would have accrued on that prepayment to, but not including, that due date at a rate per annum equal to the sum of the related Net Mortgage Rate for such mortgage loan and the trustee fee rate (net of any Penalty Interest and Additional Interest, if applicable).

                                     S-208

         "PRIMARY COLLATERAL" means the mortgaged real property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of that
Crossed Loan with other related Crossed Loans.

         "PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to each distribution date, the aggregate of the following (without duplication):

         (a)   the aggregate of the principal portions of all monthly debt service payments (other than balloon payments) due or deemed due on or in respect of the mortgage loans (including mortgage loans as to which the related mortgaged real properties have become REO
               Properties) for their respective due dates occurring during the related collection period, to the extent paid by the related borrower during or prior to, or otherwise received during, the related collection period or advanced (including with respect to the Westchester Trust Mortgage Loan) by the master servicer, the trustee or the fiscal agent, as applicable, for such distribution date;

         (b)   the aggregate of all principal prepayments received on the mortgage loans during the related collection period;

         (c)   with respect to any mortgage loan as to which the related stated
               maturity date occurred during or prior to the related collection period, any payment of principal (other than a principal
               prepayment) made by or on behalf of the related borrower during the related collection period (including any balloon payment), net of any portion of such payment that represents a recovery of the principal portion of any monthly debt service payment (other than a balloon payment) due or deemed due in respect of the related mortgage loan on a due date during or prior to the related collection period and included as part of the Principal
               Distribution Amount for such distribution date or any prior distribution date pursuant to clause (a) above;

         (d)   the aggregate of the principal portion of all liquidation
               proceeds, sale proceeds, insurance proceeds, condemnation
               proceeds and, to the extent not otherwise included in clause (a),
               (b) or (c) above, payments and revenues that were received on or in respect of the mortgage loans and REO Properties during the related collection period and that were identified and applied by the master servicer and/or the special servicer as recoveries of principal of the mortgage loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any monthly debt service payment (other than a balloon payment) due or deemed due in respect of the related mortgage loan on a due date during or prior to the related collection period and included as part of the Principal Distribution Amount for such distribution date or any prior distribution date
               pursuant to clause (a) above; and

         (e)   if such distribution date is subsequent to the initial
               distribution date, the excess, if any, of the Principal
               Distribution Amount for the immediately preceding distribution date, over the aggregate distributions of principal made on the principal balance certificates on such immediately preceding distribution date;

provided that the Principal Distribution Amount for any distribution date will generally be reduced (to not less than zero) by any Workout-Delayed
Reimbursement Amounts in respect of any particular mortgage loan that are reimbursed from principal collections on the mortgage pool during the related collection period (although any of those amounts that were reimbursed from principal collections and are subsequently collected on the related mortgage loan will be added to the Principal Distribution Amount for the distribution date following the collection period in which the subsequent collection occurs);
and

provided, further, that the Principal Distribution Amount for any distribution date will generally be reduced (to not less than zero) by any Nonrecoverable
Advances in respect of any particular mortgage loan (and advance interest thereon) that are reimbursed from principal collections on the mortgage pool during related collection

                                     S-209

period (although any of those amounts that were reimbursed from principal collections and are subsequently collected (notwithstanding the nonrecoverability determination) on the related mortgage loan will be added to the Principal Distribution Amount for the distribution date following the collection period in which the subsequent collection occurs).

         If the reimbursement of any Workout-Delayed Reimbursement Amount or
Nonrecoverable Advance (and accompanying interest) results in a reduction in the
Principal Distribution Amount for any distribution date, as contemplated by the provisos to the prior sentence, then that reduction shall, to the fullest extent permitted, be applied to the portion of the Principal Distribution Amount attributable to the loan group that includes the related mortgage loan before affecting the portion of the Principal Distribution Amount attributable to the other loan group. Any additions to the Principal Distribution Amount for any distribution date, as contemplated by the provisos to the first sentence of this definition, will be allocated between the respective portions of the Principal
Distribution Amount allocable to the two loan groups to offset the earlier corresponding reductions, generally in the reverse order in which the reductions were made.

         The payment of Additional Trust Fund Expenses with respect to any mortgage loan may result in a reduction of amounts allocable as principal of that mortgage loan and, accordingly, a smaller Principal Distribution Amount.

         "REALIZED LOSSES" mean losses arising from the inability to collect all amounts due and owing under any defaulted mortgage loan, including by reason of the fraud or bankruptcy of the borrower, modifications, bankruptcy or a casualty of any nature at the related mortgaged real property, to the extent not covered by insurance. The Realized Loss in respect of a liquidated mortgage loan (or related REO Property) is an amount generally equal to the excess, if any, of (a)
the outstanding principal balance of such mortgage loan as of the date of liquidation, together with (i) all accrued and unpaid interest thereon to but not including the due date in the collection period in which the liquidation occurred (exclusive of any Penalty Interest, Additional Interest, prepayment premiums or yield maintenance charges in respect of such mortgage loan) and (ii)
related servicing expenses and servicing advances (together with interest accrued thereon), and related Unliquidated Advances in respect of servicing advances, in any event not reimbursed from collections on the subject mortgage loan (or related REO Property), and any related due and unpaid servicing compensation (including principal recovery fees) and any other related unpaid
Additional Trust Fund Expenses, over (b) the aggregate amount of liquidation proceeds, if any, recovered in connection with such liquidation (net of any portion of such liquidation proceeds that is payable or reimbursable in respect of the related liquidation and other servicing expenses. If any portion of the debt due under a mortgage loan (other than Additional Interest and Penalty
Interest) is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the special servicer or in connection with a bankruptcy or similar proceeding involving the related borrower, the amount so forgiven also will be treated as a Realized Loss. Any reimbursement of Advances determined to be nonrecoverable from collections on the related mortgage loan
(and interest on such Advances) that are made from collections of principal that would otherwise be included in the Principal Distribution Amount, will be
Realized Losses.

         "REMIC" means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the Tax Reform Act of 1986 and sections 860A through 860G of the Code.

         "REO PROPERTY" means any mortgaged real property that is acquired by the trust through foreclosure, deed-in-lieu of foreclosure or otherwise following a default on the corresponding mortgage loan.

         "RESTRICTED GROUP" means, collectively--

         1.    the trustee;

         2.    the Exemption-Favored Parties;

                                     S-210

         3.    us;

         4.    the master servicer;

         5.    the special servicer;

         6.    any party responsible for servicing the Westchester Loan
               Combination;

         7.    any sub-servicers;

         8.    the mortgage loan sellers;

         9.    each borrower, if any, with respect to mortgage loans
               constituting more than 5.0% of the total unamortized principal balance of the mortgage pool as of the date of initial issuance of the offered certificates; and

         10.   any and all affiliates of any of the aforementioned persons.

         "RESTRICTED SERVICER REPORTS" means collectively, to the extent not filed with the Securities and Exchange Commission, the CMSA servicer watchlist, the CMSA operating statement analysis report, the CMSA NOI adjustment worksheet, the CMSA financial file, the CMSA comparative financial status report, the CMSA loan level reserve/LOC report and the CMSA reconciliation of funds report.

         "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc.

         "SERVICING STANDARD" means, with respect to either the master servicer or the special servicer, the obligation to service and administer the mortgage loans for which that party is responsible under the pooling and servicing agreement:

         o     in the same manner in which, and with the same care, skill, prudence and diligence with which, the master servicer or the special servicer, as the case may be, generally services and administers similar mortgage loans that either are part of other third-party portfolios, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage loan servicers servicing mortgage loans for third parties, or are held as part of its own portfolio, whichever standard is higher;

         o     with a view to (i) the timely recovery of all scheduled payments of principal and interest under the mortgage loans, (ii) in the case of the special servicer, if a mortgage loan comes into and continues in default, the maximization of the recovery on that mortgage loan to the certificateholders, all taken as a
               collective whole, on a net present value basis (the relevant discounting of the anticipated collections to be performed at the related mortgage interest rate) and (iii) the best interests (as determined by the master servicer or special servicer, as
               applicable, in its reasonable judgment) of the holders of the certificates and the trust fund; and

         o     without regard to--

               1.   any relationship that the master servicer or the special
                    servicer, as the case may be, or any of its affiliates may have with any of the borrowers (or any affiliate thereof), us, any mortgage loan seller or any other party to the
                    transaction;

               2.   the ownership of any certificate by the master servicer or the special servicer, as the case may be, or by any of its affiliates;

               3.   the obligation of the master servicer or the special
                    servicer, as the case may be, to make Advances;

                                     S-211

               4.   the right of the master servicer or the special servicer, as the case may be, to receive compensation or other fees for its services rendered pursuant to the pooling and servicing agreement;

               5.   the ownership, servicing or management by the master
                    servicer or the special servicer, as the case may be, or any of its affiliates of any other loans or real properties not included in or securing, as the case may be, the mortgage
                    pool;

               6.   any obligation of the master servicer or any of its
                    affiliates to repurchase or substitute a mortgage loan as a mortgage loan seller;

               7.   any obligation of the master servicer or any of its
                    affiliates to cure a breach of representation and warranty with respect to any mortgage loan; and

               8.   any debt the master servicer or the special servicer, as the case may be, or any of its affiliates, has extended to any of the borrowers or any affiliate thereof.

         The servicing standard under the MLMT Series 2005-MCP1 pooling and servicing agreement, the agreement under which the Westchester Trust Mortgage
Loan is being serviced, is generally similar but not identical to the foregoing.

          "SERVICING TRANSFER EVENT" means, with respect to any mortgage loan serviced under the pooling and servicing agreement, any of the following events:

         1.    the related borrower fails to make when due any monthly debt service payment, including a balloon payment, and the failure continues unremedied--

               (a)  except in the case of a balloon payment, for 60 days; or

               (b)  solely in the case of a delinquent balloon payment, for one day, unless the borrower delivers a refinancing commitment prior to the related maturity date, then for such period,
                    beyond the related maturity date ending on the earlier of
                    (A) 60 days after the related maturity date and (B) the
                    expiration of the refinancing commitment;

         2.    the master servicer, or the special servicer (with the consent of the controlling class representative), determines in its
               reasonable judgment (exercised in accordance with the Servicing
               Standard) that a default in the making of a monthly debt service payment, including a balloon payment, or a non-payment default
               (other than an Acceptable Insurance Default) that may materially impair the value of the corresponding mortgaged real property as security for the mortgage loan, is likely to occur and is likely to remain unremedied for at least 60 days;

         3.    the master servicer, or the special servicer (with the consent of the controlling class representative), determines in its
               reasonable judgment (exercised in accordance with the Servicing
               Standard) that a non-payment default (other than an Acceptable
               Insurance Default) has occurred under the mortgage loan that may materially impair the value of the corresponding mortgaged real property as security for the mortgage loan and the default continues unremedied beyond the applicable cure period under the terms of the mortgage loan or, if no cure period is specified, for 60 days, provided that a default that gives rise to an acceleration right without any cure period shall be deemed to have a cure period equal to zero;

         4.    various events of bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings occur with respect to the related borrower or the corresponding mortgaged real property, or the related borrower takes various actions indicating its bankruptcy, insolvency or inability to pay its obligations; or

                                     S-212

         5.    the master servicer receives notice of the commencement of foreclosure or similar proceedings with respect to the
               corresponding mortgaged real property.

         A Servicing Transfer Event will cease to exist, if and when:

         o     with respect to the circumstances described in clause 1. of this definition, the related borrower makes three consecutive full and timely monthly debt service payments under the terms of the mortgage loan, as those terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related borrower or by reason of a modification, waiver or amendment granted or agreed to by the master servicer or the special servicer;

         o     with respect to the circumstances described in clauses 2. and 4.
               of this definition, those circumstances cease to exist in the reasonable judgment of the special servicer (exercised in
               accordance with the Servicing Standard), but, with respect to any bankruptcy or insolvency proceedings contemplated by clause 4., no later than the entry of an order or decree dismissing the proceeding;

         o     with respect to the circumstances described in clause 3. of this definition, the default is cured in the judgment of the special servicer; and

         o     with respect to the circumstances described in clause 5. of this definition, the proceedings are terminated;

so long as at that time no other circumstance identified in clauses 1. through
5. of this definition continues to exist.

         "STATED PRINCIPAL BALANCE" means, for each mortgage loan, an amount that:

         o     will initially equal its cut-off date principal balance (or, in the case of a replacement mortgage loan, its substitution date balance); and

         o     will be permanently reduced on each distribution date, to not less than zero, by--

               1.   all payments and other collections of principal, if any,
                    with respect to that mortgage loan that are included as part of the Principal Distribution Amount for such distribution date pursuant to clause (a), clause (b), clause (c) and/or clause (d) of, and without regard to the provisos to, the
                    definition of "Principal Distribution Amount" in this
                    glossary;

               2.   any amount of reduction in the outstanding principal balance of any mortgage loan resulting from a deficient valuation
                    that occurred during the related collection period; and

               3.   any other related Realized Losses incurred during the
                    related collection period that represents a loss of
                    principal with respect to that mortgage loan.

         With respect to each mortgage loan relating to, and deemed to remain outstanding with respect to, an REO Property, the "Stated Principal Balance"
will be an amount equal to the Stated Principal Balance of that mortgage loan as of the date of the acquisition of the related REO Property, permanently reduced on each subsequent distribution date, to not less than zero, by:

         o     all amounts, if any, collected with respect to the related REO
               Property that are allocable as principal of the subject mortgage loan and that are included as part of the Principal Distribution
               Amount for such distribution date pursuant to clause (a), clause
               (b), clause (c) and/or clause (d) of, and without regard to the provisos to, the definition of "Principal Distribution Amount" in this glossary; and

                                     S-213

         o     any related Realized Loss incurred during the related collection period that represents a loss of principal with respect to the subject mortgage loan.

         "UNLIQUIDATED ADVANCE" means, with respect to any mortgage loan, any
Advance made by a party to the pooling and servicing agreement that:

         o     is not a Nonrecoverable Advance;

         o     has been reimbursed to the party that made the Advance as a
               Workout-Delayed Reimbursement Amount out of principal collections on other mortgage loans; and

         o     was originally made with respect to an item that has not been subsequently recovered out of collections on or proceeds of the subject mortgage loan or any related REO Property.

         "UNRESTRICTED SERVICER REPORTS" means collectively, the CMSA delinquent loan status report, CMSA historical loan modification and corrected mortgage loan report, CMSA historical liquidation report, CMSA REO status report, CMSA advance recovery report and, if and to the extent filed with the Securities and
Exchange Commission, such reports and files as would, but for such filing, constitute Restricted Servicer Reports.

         "USAP" means the Uniform Single Attestation Program for Mortgage
Bankers established by the Mortgage Bankers of America.

         "WEIGHTED AVERAGE NET MORTGAGE RATE" means, for any distribution date, the weighted average of the applicable Net Mortgage Rates for all the mortgage loans, weighted on the basis of their respective Stated Principal Balances immediately following the preceding distribution date.

         "WESTCHESTER CONTROL EVENT CURE" means, the right of the holder of a
Westchester Subordinate Non-Trust Loan, as provided in the Westchester
Intercreditor Agreement, to reduce any Appraisal Reduction Amount allocated to the Westchester Loan Combination, by posting cash or a letter of credit with the result that the unpaid principal balance of the related Westchester Subordinate
Non-Trust Loan, net of the portion of any Appraisal Reduction Amount allocable to that Westchester Subordinate Non-Trust Loan, is equal to or greater than 25%
of its initial principal balance.

         "WESTCHESTER CONTROLLING PARTY" means, with respect to the Westchester
Loan Combination, either--

         o     the holder of the most junior Westchester Subordinate Non-Trust
               Loan (if any) that has, but only if and for so long as it has, an unpaid principal balance, net of the portion of any Appraisal
               Reduction Amounts allocable to that Westchester Subordinate
               Non-Trust Loan, equal to or greater than 25% of its initial principal balance, taking into account any Westchester Control
               Event Cure that remains in effect; or

         o     the controlling class representative (as the designee of the trust as holder of the Westchester Trust Mortgage Loan), but only if and for so long as the unpaid principal balance of each
               Westchester Subordinate Non-Trust Loan, net of the sum of the
               portion of any Appraisal Reduction Amounts allocable to each
               Westchester Subordinate Non-Trust Loan, is less than 25% of its initial principal balance, taking into account any related
               Westchester Control Event Cure that had previously been effected.

         "WESTCHESTER CONTROLLING SUBORDINATE NOTEHOLDER" means, as of any date of determination, the holder of the most junior Westchester Subordinate
Non-Trust Loan, if any, that is the Westchester Controlling Party.

         "WESTCHESTER INTERCREDITOR AGREEMENT" means the agreement executed between the holders of the Westchester Trust Mortgage Loan, the Westchester Pari
Passu Non-Trust Loan and the Westchester Subordinate

                                     S-214

Non-Trust Loans, as described under "Description of the Mortgage
Pool--Westchester Loan Combination" in this prospectus supplement.

         "WESTCHESTER LOAN COMBINATION" means, collectively, the Westchester
Trust Mortgage Loan, the Westchester Pari Passu Non-Trust Loan and the
Westchester Subordinate Non-Trust Loans.

         "WESTCHESTER MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as The Westchester.

         "WESTCHESTER NON-TRUST LOAN" means the Westchester Pari Passu Non-Trust
Loan or a Westchester Subordinate Non-Trust Loan.

         "WESTCHESTER PARI PASSU NON-TRUST LOAN" means the loan that--

         o     is not a part of the trust fund;

         o     has an unpaid principal balances of $200,000,000 as of the cut-off date;

         o     is secured by the same mortgage encumbering the Westchester
               Mortgaged Property as is the Westchester Trust Mortgage Loan; and

         o     is not referred to as a "mortgage loan" in this prospectus supplement unless the context clearly indicates otherwise.

         "WESTCHESTER TRUST MORTGAGE LOAN" means the mortgage loan in the trust fund that has a cut-off date principal balance of $100,000,000, and is secured by a mortgage encumbering the Westchester Mortgaged Property.

         "WESTCHESTER REO PROPERTY" means the Westchester Mortgaged Property if it has become an REO Property.

         "WESTCHESTER SUBORDINATE NON-TRUST LOAN" means each of those loans that--

         o     are not a part of the trust fund;

         o     belongs to one of three tiers of relative priority, which tiers have unpaid principal balances of $60,000,000, $50,000,000 and
               $90,000,000, respectively, as of the cut-off date;

         o     are secured by the same mortgage encumbering the Westchester
               Mortgaged Property as is the Westchester Trust Mortgage Loan; and

                  are not referred to as a "mortgage loan" in this prospectus supplement unless the context clearly indicates otherwise.

         "WESTCHESTER TRIGGERING EVENT OF DEFAULT" means, with respect to the
Westchester Loan Combination--

         o     any event of default with respect to an obligation of the related borrower to

               1.   make a monthly debt service payment under the Westchester
                    Trust Mortgage Loan,

               2.   fund a required reserve under the Westchester Trust Mortgage
                    Loan, or

               3.   pay any other money due under the Westchester Trust Mortgage
                    Loan and which is the subject of a servicing advance; or

                                     S-215

         o     any non-monetary event of default as a result of which the
               Westchester Trust Mortgage Loan becomes a specially serviced mortgage loan (which Westchester Triggering Event of Default, in each case will cease to exist when the event of default giving rise to it has been cured, notwithstanding that the Westchester
               Trust Mortgage Loan remains a specially serviced mortgage loan for a reason other than another Westchester Triggering Event of
               Default; provided that no Westchester Triggering Event of Default will be deemed to have occurred so long as the Westchester
               Controlling Subordinate Noteholder is permitted to, and has, cured the Westchester Triggering Event of Default.

         "WORKOUT-DELAYED REIMBURSEMENT AMOUNT" means, with respect to any mortgage loan that had been subject to special servicing and has subsequently been returned to performing status (including as a result of a modification of its terms), any Advance made with respect to that mortgage loan as of a date coinciding with or, depending on the circumstances, shortly before the date on which that mortgage loan stopped being specially serviced, together with interest on that Advance, to the extent that (a) such Advance is not reimbursed to the party that made it as of the date that the subject mortgage loan stopped being specially serviced and (b) the amount of such Advance becomes an obligation of the related borrower to pay such amount under the terms of the modified loan documents.

         The following defined terms and descriptions of underwriting standards are used in Annexes A-1 and A-2:

                  (i) References to "UW DSCR (x)" are references to debt service coverage ratios. Debt service coverage ratios are used by income property lenders to measure the ratio of (a) cash currently generated by a property that is available for debt service (that is, cash that remains after average cost of non-capital expenses of operation, tenant improvements, leasing commissions and replacement reserves during the term of the mortgage loan) to (b) required debt service payments.
         However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt. The UW DSCR (x)
         for any mortgage loan is the ratio of "UW Net Cash Flow" produced by the related mortgaged real property to the annualized amount of debt service that will be payable under that mortgage loan commencing after the origination date; provided, however, for purposes of calculating the UW DSCR (x), provided in this prospectus supplement with respect to
         56 mortgage loans, representing approximately 35.5% of the initial mortgage pool balance, where periodic payments are interest-only for a certain amount of time after origination after which date the mortgage loan amortizes principal for the remaining term of the loan the debt service used is the annualized amount of debt service that will be payable under the mortgage loan commencing after the amortization period begins. In the case of Westchester Trust Mortgage Loan, the "UW
         DSCR" was determined taking into consideration the aggregate annualized amount of debt service that will be payable under the Westchester Trust
         Mortgage Loan and the Westchester Pari Passu Non-Trust Loan, excluding the annualized debt service payable under the Westchester Subordinate
         Non-Trust Loans.

                  In the case of six (6) mortgage loans (loan numbers 20, 23,
         78, 83, 104 and 120), the debt service coverage ratio was calculated assuming the application of a holdback amount in reduction of the respective cut-off date principal balances of each of those six (6)
         mortgage loans and in each case assuming a revised debt service payment. Further, in the case of one (1) mortgage loan (loan number
         20), the loan-to-value ratio for that loan was determined by reducing its unpaid principal balance by the amount of the related holdback amount. See Annex A-1 to this prospectus supplement for more information regarding the debt service coverage ratios and loan-to-value ratios on the mortgage loans discussed in this paragraph and the preceding paragraph.

                                     S-216

                  (ii) The "UW Net Cash Flow" or "UW NCF ($)" for a mortgaged real property is the "net cash flow" of such mortgaged real property as set forth in, or determined by the applicable mortgage loan seller on the basis of, mortgaged real property operating statements, generally unaudited, and certified rent rolls (as applicable) supplied by the related borrower in the case of multifamily, mixed use, retail, mobile home community, industrial, self storage and office properties (each, a
         "Rental Property"). In general, the mortgage loan sellers relied on either full-year operating statements, rolling 12-month operating statements and/or applicable year-to-date financial statements, if available, and on rent rolls for all Rental Properties that were current as of a date not earlier than six months prior to the respective date of origination in determining UW Net Cash Flow for the mortgaged real properties.

                  In general, "net cash flow" is the revenue derived from the use and operation of a mortgaged real property less operating expenses
         (such as utilities, administrative expenses, repairs and maintenance, tenant improvement costs, leasing commissions, management fees and advertising), fixed expenses (such as insurance, real estate taxes and, if applicable, ground lease payments) and replacement reserves and an allowance for vacancies and credit losses. Net cash flow does not reflect interest expenses and non-cash items such as depreciation and amortization, and generally does not reflect capital expenditures.

                  In determining the "revenue" component of UW Net Cash Flow for each Rental Property, the applicable mortgage loan seller generally relied on the most recent rent roll supplied and, where the actual vacancy shown thereon and the market vacancy was less than 5.0%, assumed a 5.0% vacancy in determining revenue from rents, except that in the case of certain non-multifamily properties, space occupied by such anchor or single tenants or other large creditworthy tenants may have been disregarded in performing the vacancy adjustment due to the length of the related leases or creditworthiness of such tenants, in accordance with the respective mortgage loan seller's underwriting standards. Where the actual or market vacancy was not less than 5.0%, the applicable mortgage loan seller determined revenue from rents by generally relying on the most recent rent roll supplied and the greater of (a) actual historical vacancy at the related mortgaged real property, (b) historical vacancy at comparable properties in the same market as the related mortgaged real property, and (c) 5.0%. In determining rental revenue for multifamily, self storage and manufactured housing properties, the mortgage loan sellers generally either reviewed rental revenue shown on the certified rolling 12-month operating statements, the rolling three-month operating statements for multifamily properties or annualized the rental revenue and reimbursement of expenses shown on rent rolls or operating statements with respect to the prior one to twelve month periods. For the other
         Rental Properties, the mortgage loan sellers generally annualized rental revenue shown on the most recent certified rent roll (as applicable), after applying the vacancy factor, without further regard to the terms (including expiration dates) of the leases shown thereon.

                  In determining the "expense" component of UW Net Cash Flow for each mortgaged real property, the mortgage loan sellers generally relied on rolling 12-month operating statements and/or full-year or year-to-date financial statements supplied by the related borrower, except that (a) if tax or insurance expense information more current than that reflected in the financial statements was available, the newer information was used, (b) property management fees were generally assumed to be 3.0% to 7.0% of effective gross revenue (except with respect to single tenant properties, where fees as low as 2.0% of effective gross receipts were assumed), (c) assumptions were made with respect to reserves for leasing commissions, tenant improvement expenses and capital expenditures and (d) expenses were assumed to include annual replacement reserves. In addition, in some instances, the mortgage loan sellers recharacterized as capital expenditures those items reported by borrowers as operating expenses (thus increasing "net cash flow") where the mortgage loan sellers determined appropriate.

                  The borrowers' financial information used to determine UW Net
         Cash Flow was in most cases borrower certified, but unaudited, and neither we nor the mortgage loan sellers verified their accuracy.

                                     S-217

                  (iii) References to "Cut-off Date LTV %" are references to the ratio, expressed as a percentage, of the cut-off date principal balance of a mortgage loan to the appraised value of the related mortgaged real property as shown on the most recent third-party appraisal thereof available to the mortgage loan sellers. In the case of the Westchester
         Trust Mortgage Loan, the Cut off Date LTV % is equal to the ratio, expressed as a percentage, of the cut off date principal balance of the
         Westchester Trust Mortgage Loan and the Westchester Pari Passu
         Non-Trust Loan (not taking into account the principal balance of the
         Westchester Subordinate Non-Trust Loans) to the appraised value of the related mortgaged real property.

                  (iv) References to "Maturity LTV %" are references to the
         ratio, expressed as a percentage, of the expected balance of a balloon loan on its scheduled maturity date (or an ARD Loan on its anticipated repayment date) (prior to the payment of any balloon payment or principal prepayments) to the appraised value of the related mortgaged real property as shown on the most recent third-party appraisal thereof available to the mortgage loan sellers prior to the cut-off date. In the case of the Westchester Trust Mortgage Loan, the Maturity LTV % is
         equal to the ratio, expressed as a percentage, of the expected balance of the Westchester Trust Mortgage Loan and the Westchester Pari Passu
         Non-Trust Loan (not taking into account the principal balances of the
         Westchester Subordinate Non-Trust Loans), to the appraised value of the related mortgaged real property.

                  (v) References to "Original Balance per Unit ($)" and "Cut-off
         Date Balance per Unit ($)" are, for each mortgage loan secured by a lien on a multifamily property (including a mobile home community) or hospitality property, are references to the original principal balance and the cut-off date principal balance of such mortgage loan, respectively, divided by the number of dwelling units, pads, guest rooms or beds, respectively, that the related mortgaged real property comprises, and, for each mortgage loan secured by a lien on a retail, industrial/warehouse, self storage or office property, references to the cut-off date principal balance of such mortgage loan, respectively, divided by the net rentable square foot area of the related mortgaged real property. In the case of the Westchester Trust Mortgage Loan, the
         "Original Balance per Unit ($)" and "Cut-off Date Balance per Unit ($)"
         are references to the original principal balance and the cut off date balance of the Westchester Trust Mortgage Loan and the Westchester Pari
         Passu Non-Trust Loan (not taking into account the principal balance of the Westchester Subordinate Non-Trust Loans), divided by the net rentable square footage of the related mortgaged real property.

                  (vi) References to "Year Built" are references to the year that a mortgaged real property was originally constructed or substantially renovated. With respect to any mortgaged real property which was constructed in phases, the "Year Built" refers to the year that the first phase was originally constructed.

                  (vii) References to "Admin. Fee %" for each mortgage loan
         represent the sum of (a) the master servicing fee rate (excluding the primary servicing fee rate) for such mortgage loan and (b) a specified percentage that may vary on a loan-by-loan basis, which percentage represents the trustee fee rate, the primary servicer fee rate and, in some cases, a correspondent fee rate. The administrative fee rate for each mortgage loan is set forth on Annex A-1 to this prospectus supplement.

                  (viii) References to "Rem. Term" represent, with respect to each mortgage loan, the number of months and/or payments remaining from the cut-off date to the stated maturity date of such mortgage loan (or the remaining number of months and/or payments to the anticipated repayment date with respect to each ARD Loan).

                  (ix) References to "Rem. Amort." represent, with respect to each mortgage loan, the number of months and/or payments remaining from the later of the cut-off date and the end of any interest-only

                                     S-218

          period, if any, to the month in which such mortgage loan would fully or substantially amortize in accordance with such loan's amortization schedule without regard to any balloon payment, if any, due on such mortgage loan.

                  (x) References to "LO ()" represent, with respect to each
         mortgage loan, the period during which prepayments of principal are prohibited and no substitution of defeasance collateral is permitted.
         The number indicated in the parentheses indicates the number of monthly payment periods within such period (calculated for each mortgage loan from the date of its origination). References to "O ()" represent the period for which (a) no prepayment premium or yield maintenance charge is assessed and (b) defeasance is no longer required. References to "YM
         ()" represent the period for which the yield maintenance charge is assessed. The periods, if any, between consecutive due dates occurring prior to the maturity date or anticipated repayment date, as applicable, of a mortgage loan during which the related borrower will have the right to prepay such mortgage loan without being required to pay a prepayment premium or a yield maintenance charge (each such period, an "Open Period") with respect to all of the mortgage loans have been calculated as those Open Periods occurring immediately prior to the maturity date or anticipated repayment date, as applicable, of such mortgage loan as set forth in the related loan documents.

                  (xi) References to "Def ()" represent, with respect to each mortgage loan, the period during which the related holder of the mortgage has the right to require the related borrower, in lieu of a principal prepayment, to pledge to such holder defeasance collateral.

                  (xii) References to "Occupancy %" are, with respect to any mortgaged real property, references as of the most recently available rent rolls to (a) in the case of multifamily properties and mobile home communities, the percentage of units rented, (b) in the case of office and retail properties, the percentage of the net rentable square footage rented, and (c) in the case of self storage facilities, either the percentage of the net rentable square footage rented or the percentage of units rented (depending on borrower reporting).

                  (xiii) References to "Capex Reserve ($)" under the heading
         "Upfront Escrow" are references to funded reserves escrowed for repairs, replacements and corrections of issues other than those outlined in the engineering reports. In certain cases, the funded reserves may also include reserves for ongoing repairs, replacements and corrections.

                  (xiv) References to "Engineering Reserve ($)" under the
         heading "Upfront Escrow" are references to funded reserves escrowed for repairs, replacements and corrections of issues outlined in the engineering reports.

                  (xv) References to "Capex Reserve ($)" under the heading
         "Monthly Escrow" are references to funded reserves escrowed for ongoing items such as repairs and replacements. In certain cases, however, the subject reserve will be subject to a maximum amount, and once such maximum amount is reached, such reserve will not thereafter be funded, except, in some such cases, to the extent it is drawn upon.

                  (xvi) References to "TI/LC Reserve ($)" under the heading
         "Upfront Escrow" are references to funded reserves escrowed for tenant improvement allowances and leasing commissions. In certain cases, however, the subject reserve will be subject to a maximum amount, and once such maximum amount is reached, such reserve will not thereafter be funded, except, in some such cases, to the extent it is drawn upon.

                                     S-219

                  (xvii) References to "TI/LC Reserve ($)" under the heading
         "Monthly Escrow" are references to funded reserves, in addition to any escrows funded at loan closing for potential TI/LCs, that require funds to be escrowed during some or all of the loan term for TI/LC expenses, which may be incurred during the loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

                                     S-220

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ANNEX A-1
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS



LOAN #   ORIGINATOR                       PROPERTY NAME                                STREET ADDRESS
------   ----------                       -------------                                --------------

   1     MLML                             Glenbrook Square Mall                        4201 Coldwater Road
   2     IXIS Real Estate Capital Inc.    Highwoods Portfolio(56)                      Various
 2.01    IXIS Real Estate Capital Inc.    Atrium                                       10117 Princess Palm Avenue
 2.02    IXIS Real Estate Capital Inc.    Mallard Creek V                              8520 Cliff Cameron Drive
 2.03    IXIS Real Estate Capital Inc.    St. Paul Building                            3632 Queen Palm Drive
 2.04    IXIS Real Estate Capital Inc.    4601 Park Square                             4601 Park Road
 2.05    IXIS Real Estate Capital Inc.    OakHill Business Park Twin Oak               1337 & 1338 Hundred Oaks Drive
 2.06    IXIS Real Estate Capital Inc.    OakHill Business Park Water                  8720 Red Oak Boulevard
 2.07    IXIS Real Estate Capital Inc.    Parkway Plaza Building Fourteen              5260 Parkway Plaza Boulevard
 2.08    IXIS Real Estate Capital Inc.    OakHill Business Park Live Oak               8701 Red Oak Boulevard
 2.09    IXIS Real Estate Capital Inc.    Sabal Business Center Seven                  3625 Queen Palm Drive
 2.10    IXIS Real Estate Capital Inc.    Sabal Business Center Five                   3922 Coconut Palm Drive
 2.11    IXIS Real Estate Capital Inc.    Mallard Creek I                              8535, 8605 & 8615 Cliff Cameron Drive
 2.12    IXIS Real Estate Capital Inc.    Registry One                                 10002 Princess Palm Avenue
 2.13    IXIS Real Estate Capital Inc.    Registry Two                                 9950 Princess Palm Avenue
 2.14    IXIS Real Estate Capital Inc.    Parkway Plaza Building Three                 4944 Parkway Plaza Boulevard
 2.15    IXIS Real Estate Capital Inc.    Sabal Business Center Four                   3925 Coconut Palm Drive
 2.16    IXIS Real Estate Capital Inc.    Sabal Park Plaza                             9503 Princess Palm Avenue
 2.17    IXIS Real Estate Capital Inc.    Mallard Creek III                            8604 Cliff Cameron Drive
 2.18    IXIS Real Estate Capital Inc.    Parkway Plaza Building One                   4824 Parkway Plaza Boulevard
 2.19    IXIS Real Estate Capital Inc.    OakHill Business Park Scarlet                8702 Red Oak Boulevard
 2.20    IXIS Real Estate Capital Inc.    Pinebrook                                    9101 Southern Pine Boulevard
 2.21    IXIS Real Estate Capital Inc.    Sabal Lake Building                          9210 King Palm Drive
 2.22    IXIS Real Estate Capital Inc.    Sabal Business Center One                    3923 Coconut Palm Drive
 2.23    IXIS Real Estate Capital Inc.    OakHill Business Park Willow                 8757 Red Oak Boulevard
 2.24    IXIS Real Estate Capital Inc.    OakHill Business Park English                8848 Red Oak Boulevard
 2.25    IXIS Real Estate Capital Inc.    Parkway Plaza Building Six                   5016 Parkway Plaza Boulevard
 2.26    IXIS Real Estate Capital Inc.    Sabal Business Center Two                    3901 Coconut Palm Drive
 2.27    IXIS Real Estate Capital Inc.    OakHill Business Park Laurel                 8731 Red Oak Boulevard
 2.28    IXIS Real Estate Capital Inc.    Parkway Plaza Building Eight                 5032 Parkway Plaza Boulevard
 2.29    IXIS Real Estate Capital Inc.    Registry Square                              9720 Princess Palm Avenue
 2.30    IXIS Real Estate Capital Inc.    Sabal Business Center Three                  3829 Coconut Palm Drive
 2.31    IXIS Real Estate Capital Inc.    Mallard Creek IV                             8530 William Ficklin Drive
 2.32    IXIS Real Estate Capital Inc.    Parkway Plaza Building Eleven                5265 Parkway Plaza Boulevard
 2.33    IXIS Real Estate Capital Inc.    Parkway Plaza Building Twelve                5275 Parkway Plaza Boulevard
   3     MLML                             Financial Square                             32 Old Slip
   4     MLML                             The Westchester                              125 Westchester Avenue
   5     MLML                             E Walk on the New 42nd Street                243 West 42nd Street
   6     MLML                             Residence Inn Hotel Portfolio 1              Various
 6.01    MLML                             Residence Inn Fishkill                       14 Schuyler Boulevard
 6.02    MLML                             Residence Inn Orlando                        7975 Canada Avenue
 6.03    MLML                             Residence Inn River Plaza                    1701 South University Drive
 6.04    MLML                             Residence Inn Tyler                          3303 Troup Highway
   7     MLML                             Residence Inn Hotel Portfolio 2              Various
 7.01    MLML                             Residence Inn Sacramento                     1530 Howe Avenue
 7.02    MLML                             Residence Inn Wilmington                     240 Chapman Road
 7.03    MLML                             Residence Inn Providence                     500 Kilvert Street
 7.04    MLML                             Residence Inn Ann Arbor                      800 Victors Way
   8     CRF                              Morgan RV Portfolio                          Various
 8.01    CRF                              Brennan Beach RV Resort                      80 Brennan Beach
 8.02    CRF                              Alpine Lake RV Resort                        78 Heath Road
 8.03    CRF                              Sandy Beach RV Resort                        677 Clement Hill Road
   9     MLML                             San Antonio Portfolio                        Various
 9.01    MLML                             SW Junction I & II                           101-191 and 217 Southwest Military Drive
 9.02    MLML                             Countryside Plaza                            13402-13442 San Pedro Avenue
 9.03    MLML                             Village at Ingram Park                       6420, 6424, 6436, 6450 NW Loop 410 &
                                                                                         6511 Ingram Road
 9.04    MLML                             Ingram Place                                 3235 Wurzbach Road
 9.05    MLML                             Windcrest Shopping Center                    5221 Walzem Road
 9.06    MLML                             Sonterra Place                               18318 Sonterra Place
 9.07    MLML                             Bulverde Mini-Storage                        30080 US Highway 281 North
 9.08    MLML                             1310 SW Military Drive                       1310-1328 Southwest Military Drive
 9.09    MLML                             Bulverde Market Center                       30080 US Highway 281 North
 9.10    MLML                             West Plaza                                   11825 West Avenue
  10     MLML                             U-Haul Self Storage Portfolio IV             Various
 10.01   MLML                             U-Haul Center Parkslope                      394 4th Avenue
 10.02   MLML                             U-Haul Ctr Of Utica                          430 Lomond Place
 10.03   MLML                             U-Haul Chapman Hwy                           7200 Chapman Highway
 10.04   MLML                             U-Haul Ctr Bangor                            16 Summer Street
 10.05   MLML                             U-Haul Center Rutland                        270 South Main Street
 10.06   MLML                             U-Haul Center Of I-45                        16405 North Freeway
 10.07   MLML                             U-Haul Ctr Colmar                            250 Bethlehem Pike
 10.08   MLML                             U-Haul Ct N Bedford                          415 Mount Pleasant Street
 10.09   MLML                             U-Haul Beechmont Av                          8210 Beechmont Avenue
 10.10   MLML                             U-Haul East Alton                            553 West Saint Louis Avenue
  11     CRF                              Verga Portfolio                              Various
 11.01   CRF                              Verga - Owens Multifamilies                  3037-3056 Owen Avenue
 11.02   CRF                              Villa Ramona Apartments                      455 Ramona Avenue
 11.03   CRF                              2400 Old Ivy Road                            2400 Old Ivy Road
 11.04   CRF                              665 Munras Avenue                            665 Munras Avenue
 11.05   CRF                              Villa Marina Apartments                      295 Reservation Road
 11.06   CRF                              Villa Pines Apartments                       215 Grove Acre Avenue
 11.07   CRF                              3040 Sunset Avenue                           3040 Sunset Avenue
 11.08   CRF                              Driftwood Apartments                         321 Reservation Road
 11.09   CRF                              874 Rio East Court                           874 Rio East Court
 11.10   CRF                              288 Pearl Street                             288 Pearl Street
 11.11   CRF                              1000 Munras Avenue                           1000 Munras Avenue
 11.12   CRF                              214-216 Cypress Avenue                       214-216 Cypress Avenue
 11.13   CRF                              218-220 Cypress Avenue                       218-220 Cypress Avenue
 11.14   CRF                              3148 Crescent Avenue                         3148 Crescent Avenue
 11.15   CRF                              1281 Second Street                           1281 Second Street
 11.16   CRF                              910 Casanova  Apartments                     910 Casanova Avenue
  12     CRF                              University Village                           1201, 1223 and 1299 University Avenue
  13     CRF                              Holiday Inn Mission Bay SeaWorld             3737 Sports Arena Boulevard
  14     MLML                             U-Haul Self Storage Portfolio III            Various
 14.01   MLML                             U-Haul Center Stamford                       25 Jefferson Street
 14.02   MLML                             U-Haul Center Of Woodcreek                   2720 FM 1960 Road East
 14.03   MLML                             U-Haul Center Spanaway                       15315 Pacific Avenue South
 14.04   MLML                             U-Haul New Circle                            1200 East New Circle Road
 14.05   MLML                             U-Haul Ctr Of Etna                           1027 William Flynn Highway
 14.06   MLML                             U-Haul Ct El Paseo                           1608 El Paseo Road
 14.07   MLML                             U-Haul Center Of Frazer                      564 Lancaster Avenue
 14.08   MLML                             U-Haul Ct Westside                           2234 Highway 80 West
 14.09   MLML                             U-Haul Carrollton                            1682 Interstate 35 East
 14.10   MLML                             U-Haul New Orleans                           4449 Michoud Boulevard
 14.11   MLML                             U-Haul Twin City                             541 Center Street
 14.12   MLML                             U-Haul Snellsville                           2161 Hewatt Road
 14.13   MLML                             U-Haul Center Youngstown                     1033 Mahoning Avenue
 14.14   MLML                             U-Haul Clinton Hwy                           4717 Clinton Highway
 14.15   MLML                             U-Haul Ct Gadsden                            1707 Kyle Avenue
 14.16   MLML                             U-Haul Center Lakeland                       1621 North Florida Avenue
 14.17   MLML                             U-Haul Eastern Blvd                          365 Eastern Boulevard
 14.18   MLML                             U-Haul South Main                            10621 Main Street
 14.19   MLML                             U-Haul Downtown 1                            504 East Archer Street
 14.20   MLML                             U-Haul Ctr 6th St                            2100 West 6th Avenue
 14.21   MLML                             U-Haul Center Scranton                       401 North 7th Avenue
  15     MLML                             Burlington Town Center                       49 Church Street and 101 Cherry Street
  16     MLML                             Shoppes at the Meadows                       8330-8375 South Willow Street
  17     IXIS Real Estate Capital Inc.    Olmsted Plaza                                4580-4710 Great Northern Boulevard
  18     MLML                             U-Haul Self Storage Portfolio II             Various
 18.01   MLML                             U-Haul Ctr Normandy                          5481 Normandy Boulevard
 18.02   MLML                             U-Haul Ctr Horsham                           1418 Easton Road
 18.03   MLML                             U-Haul Center Longview                       364 Oregon Way
 18.04   MLML                             Springdale U-Haul Center                     806 Twin City Avenue
 18.05   MLML                             U-Haul Ctr S Cobb                            2416 South Cobb Drive
 18.06   MLML                             U-Haul Ctr E Tampa                           5806 North 56th Street
 18.07   MLML                             U-Haul Center Up-Town                        4055 North Broadway Street
 18.08   MLML                             U-Haul Spring Valley                         8400 Two Notch Road
 18.09   MLML                             U-Haul Eastbrook                             3815 28th Street Southeast
 18.10   MLML                             U-Haul Ct Waterbury                          169 Meriden Road
 18.11   MLML                             U-Haul Dixie Hwy                             4425 Dixie Highway
 18.12   MLML                             U-Haul Center Mangum Street                  247 South Mangum Street
 18.13   MLML                             U-Haul Of York                               1104 Roosevelt Avenue
 18.14   MLML                             U-Haul Southwest                             3165 South Westmoreland Road
 18.15   MLML                             U-Haul Center Killeen                        102 East Veterans
 18.16   MLML                             U-Haul Center Riverside                      2400 Riverside Drive
 18.17   MLML                             U-Haul Parsons Ave                           1211 Parsons Avenue
 18.18   MLML                             U-Haul Center Holt Avenue                    1512 West Holt
 18.19   MLML                             U-Haul Downtown 2                            112-116 Commerce Street
  19     PNC                              New Market Square                            2441 and 2241 North Maize Road
  20     IXIS Real Estate Capital Inc.    2801 Network Boulevard                       2801 Network Boulevard
  21     PNC                              Foothills Park Place                         Northeast corner of Ray Road and 48th Street
  22     MLML                             Meridian Place                               4423 South Meridian
  23     MLML                             Highlands Ranch Village Center               9579 South University Boulevard
  24     MLML                             Irvine Village Center                        15415-15475 Jeffrey Road
  25     CRF                              Malibu Country Mart - 3835                   3835 Cross Creek Road
  26     PNC                              The Exchange at San Marcos                   1610 North Interstate 35
  27     CRF                              Maple Wholesale Center                       1110-1150 Maple Avenue
  28     MLML                             Sheraton Suites - Akron                      1989 Front Street
  29     IXIS Real Estate Capital Inc.    Courtyard Marriott Parsippany                3769 Route 46 East
  30     PNC                              Kirkwood Bend Office                         1001 S. Kirkwood Road
  31     MLML                             Southpointe Hilton Garden Inn                1000 Corporate Drive
  32     CRF                              La Fiesta Apartments                         1492 North Lamb Boulevard
  33     CRF                              Nass Portfolio                               Various
 33.01   CRF                              Saticoy Plaza                                17200 Saticoy Street
 33.02   CRF                              La Siesta Plaza                              1362 East Thousand Oaks Boulevard
 33.03   CRF                              Valvoline Center (Ground Lease)              2378 East Thousand Oaks Boulevard
  34     MLML                             Lake Shore Plaza                             601 Portion Road
  35     IXIS Real Estate Capital Inc.    Hampton Inn Newtown                          1000 Stony Hill Road
  36     MLML                             Hilton Garden Inn - Norwalk                  560 Main Avenue
  37     MLML                             Coconut Palms I                              4618 Middlebrook Road
  38     IXIS Real Estate Capital Inc.    Lowe's at Spartanburg                        104, 110 and 120 East Blackstock Road
  39     CRF                              Plaza Diamond Bar                            1900 - 2040 South Brea Canyon Road
  40     IXIS Real Estate Capital Inc.    Hampstead Industrial Park                    626 Hanover Pike
  41     MLML                             Hilton Garden Inn - Shelton                  25 Old Stratford Road
  42     MLML                             Michael's Aurora Plaza                       15001-15297 East Mississippi Avenue
  43     IXIS Real Estate Capital Inc.    College Grove                                6348 College Grove Way
  44     IXIS Real Estate Capital Inc.    69th Street Philly - 15 Lits                 20-38 South 69th Street
  45     CRF                              Euless Town Center                           1201 Airport Freeway
  46     CRF                              Timonium Center                              110 West Timonium Road
  47     IXIS Real Estate Capital Inc.    Westwood Plaza                               2026 West Pensacola Street
  48     MLML                             Tierra Rica and Rolling Greens
                                            Multifamily Portfolio  Various
 48.01   MLML                             Tierra Rica Apartments                       3225 West Ina Road
 48.02   MLML                             Rolling Greens Apartments                    3201 West Ina Road
  49     PNC                              Staybridge Suites - Naples                   4805 Tamiami Trail North
  50     CRF                              I-805 Corporate Plaza                        5880 Oberlin Drive
  51     PNC                              Inverness Business Park - Englewood          327 Inverness Drive South
  52     PNC                              Sun City Shopping Center                     26800 Cherry Hills Boulevard
  53     PNC                              Residence Inn - North Dartmouth              181 Faunce Corner Road
  54     CRF                              Kern Canyon Estates                          8536 Kern Canyon Road
  55     PNC                              Wingate Inn at BWI Airport                   1510 Aero Drive
  56     CRF                              5900 North Sepulveda Boulevard               5900 North Sepulveda Boulevard
  57     IXIS Real Estate Capital Inc.    Pickford Theater                             36850 Civic Center East
  58     IXIS Real Estate Capital Inc.    Hampton Inn Great Valley                     635 Lancaster Avenue
  59     MLML                             Holiday Inn - Sarasota                       6231 Lake Osprey Drive
  60     CRF                              Dos Santos                                   10561 Shannon Place
  61     IXIS Real Estate Capital Inc.    Impression Industrial                        7951 Angleton Court
  62     CRF                              16253-16293 Gale Avenue                      16253-16293 Gale Avenue
  63     CRF                              San Clemente Self Storage                    170 Avenida La Pata
  64     PNC                              Glenwood Plaza Shopping Center               9012 - 9078 Metcalf Avenue
  65     MLML                             Roselle Commons                              711 East 1st Street
  66     CRF                              Coco Centre                                  5203-5281 Coconut Creek Parkway
  67     IXIS Real Estate Capital Inc.    Kintetsu World Express                       8551 Northwest 30th Terrace
  68     PNC                              Strawberry Square                            300 Market Street
  69     CRF                              Valley Ridge                                 1650 George Dieter Drive
  70     IXIS Real Estate Capital Inc.    La Quinta                                    3409 South Rural Road
  71     PNC                              Country Inn & Suites                         7701 Universal Boulevard
  72     CRF                              460 North Canon Drive                        460 North Canon Drive
  73     MLML                             Haines City Mall                             600 U.S. Highway 17-92
  74     MLML                             Broadway Central                             550 Broadway & 525-575 Lincoln Street
  75     IXIS Real Estate Capital Inc.    Invensys Building                            515 South Promenade Avenue
  76     CRF                              Malibu Country Mart - 3900                   3900 Cross Creek Road
  77     PNC                              Lockheed Martin Office/Tech Center           2400 West Marshall Drive
  78     MLML                             1255 Broad Street                            1255 Broad Street
  79     MLML                             Faunce Corner                                500 Faunce Corner Road
  80     PNC                              The Center of Excellence                     601 North 99th Street
  81     CRF                              Nobl Park Apartments                         6001 NE 102nd Avenue
  82     MLML                             Desert Professional Plaza                    2225 East Flamingo Road
  83     MLML                             Golden Pond Apartments                       4120 South Hillcrest Avenue
  84     IXIS Real Estate Capital Inc.    Englishtown Industrial Park                  28-36 Harrison Avenue
  85     CRF                              Antigua Square                               19100 Ventura Boulevard
  86     MLML                             1000 Franklin Ave                            1000 Franklin Avenue
  87     MLML                             Oxford Hill Apartments                       725 Rosewood Drive
  88     MLML                             Fairfield Inn - Sarasota                     6105 Exchange Way
  89     MLML                             La Quinta - Valdosta                         1800 Club House Drive
  90     IXIS Real Estate Capital Inc.    Sunrise Plaza                                6775 & 6895 East Lake Mead Boulevard
  91     MLML                             Lake Mead Promenade Shopping Center          6430-6450 West Lake Mead Boulevard
  92     IXIS Real Estate Capital Inc.    Ferm Storage                                 4016 North DuPont Highway
  93     PNC                              Comfort Inn - Buckhead North                 5730 Roswell Road Northeast
  94     PNC                              College Village Shopping Center              11701 College Boulevard
  95     CRF                              Casa Real Apartments                         17400 Burbank Boulevard
  96     PNC                              Stanley Station Shopping Center              7681-7821 West 151st Street
  97     MLML                             Yucaipa Valley Commercial Center             33720-33730 Yucaipa Boulevard
  98     CRF                              12840 Riverside Drive                        12840 Riverside Drive
  99     IXIS Real Estate Capital Inc.    Alano Plaza                                  2250 & 2300 North Rainbow Boulevard
  100    CRF                              6767 Sunset Blvd                             6767 West Sunset Boulevard
  101    CRF                              Sherwood Forest                              100 Lakeview Drive
  102    CRF                              Black Bear Center                            6021-6039 West Bell Road
  103    MLML                             15205 Hawthorne Blvd.                        15205-15215 Hawthorne Boulevard
  104    MLML                             Parkway Plaza Office Building                23945 Calabasas Road
  105    PNC                              Mission Industrial                           468 East Mission Road
  106    MLML                             Rio Grande Valley Retail Portfolio           Various
106.01   MLML                             Mission Town Center                          2204 North Conway Avenue
106.02   MLML                             Weslaco Town Center                          2017 West Expressway 83
106.03   MLML                             San Juan Town Center                         106 East Ferguson Avenue
106.04   MLML                             Weslaco Airport Medical Center               1525 East 6th Street
  107    MLML                             University Center South                      4317 University Boulevard South
  108    CRF                              Santa Fe Village                             4554 Hercules Avenue
  109    MLML                             Alerus Financial Center                      15 Broadway Street
  110    CRF                              6101-6121 18th Avenue                        6101-6121 18th Avenue
  111    IXIS Real Estate Capital Inc.    2030 E. 15th Street                          2030 & 2050 East 15th Street
  112    CRF                              12626 Riverside Drive                        12626 Riverside Drive
  113    MLML                             CVS - Chester                                102-116 North Pottstown Pike
  114    IXIS Real Estate Capital Inc.    Putnam Self Storage                          8A Great Pasture Road
  115    CRF                              Park Forest                                  4328 S.E. 46th Street
  116    MLML                             6860 Cortona Drive                           6860 Cortona Drive
  117    PNC                              Santa Fe Imaging Center                      1640 Hospital Drive
  118    MLML                             MacDonald Corporate Center                   1700 West Horizon Ridge Parkway
  119    MLML                             Safeway Marketplace                          8196 & 8110 County Road 13
  120    MLML                             Village Park at Brookhaven                   1441 Dresden Drive
  121    MLML                             Walgreen's - Longmont                        1041 Main Street
  122    MLML                             Vintage Park                                 418 Mockingbird Lane
  123    PNC                              170 West Road                                170 West Road
  124    CRF                              6565 North Lakewood Avenue Apartments        6565-6589 North Lakewood Avenue and
                                                                                         1275 West Albion Avenue
  125    PNC                              Texarkana Apartments Phase II                4717 County Road
  126    CRF                              Pleasant Grove Shopping Village              27 Park Road
  127    CRF                              Olde Towne Parkway                           4901 Olde Towne Parkway
  128    PNC                              Willow Creek Estates                         2072-2114 Verlin Road
  129    PNC                              Poway Promenade                              12339 Poway Road
  130    MLML                             Hillside Village MHP                         2224 Highway 87 East
  131    CRF                              199 Lafayette Street, Penthouse Condominium  199 Lafayette Street
  132    CRF                              Trevino Place                                10891 Edgemere Boulevard
  133    CRF                              Eckerd                                       3401 South Broad Street
  134    CRF                              Mid-State Bank Branch                        2663 Townsgate Road
  135    PNC                              Conway Apartments Phase II                   401 Second Street
  136    PNC                              Chapel Ridge of Ripley                       449 Roberson Street
  137    CRF                              Lakeside                                     112 South Little Flower
  138    CRF                              Villas Del Valle                             9238 Betel
  139    PNC                              El Dorado Homes Phase III                    301 Moorewood Road




                                                                                        NUMBER OF
 LOAN #   CITY                                  STATE       ZIP CODE      COUNTY        PROPERTIES
 ------   ----                                  -----       --------      ------        ----------

    1     Fort Wayne                              IN          46805   Allen                 1
    2     Various                              Various       Various  Various               33
  2.01    Tampa                                   FL          33610   Hillsborough          1
  2.02    Charlotte                               NC          28262   Mecklenburg           1
  2.03    Tampa                                   FL          33619   Hillsborough          1
  2.04    Charlotte                               NC          28209   Mecklenburg           1
  2.05    Charlotte                               NC          28217   Mecklenburg           1
  2.06    Charlotte                               NC          28217   Mecklenburg           1
  2.07    Charlotte                               NC          28217   Mecklenburg           1
  2.08    Charlotte                               NC          28217   Mecklenburg           1
  2.09    Tampa                                   FL          33619   Hillsborough          1
  2.10    Tampa                                   FL          33619   Hillsborough          1
  2.11    Charlotte                               NC          28262   Mecklenburg           1
  2.12    Tampa                                   FL          33619   Hillsborough          1
  2.13    Tampa                                   FL          33619   Hillsborough          1
  2.14    Charlotte                               NC          28217   Mecklenburg           1
  2.15    Tampa                                   FL          33619   Hillsborough          1
  2.16    Tampa                                   FL          33619   Hillsborough          1
  2.17    Charlotte                               NC          28262   Mecklenburg           1
  2.18    Charlotte                               NC          28217   Mecklenburg           1
  2.19    Charlotte                               NC          28217   Mecklenburg           1
  2.20    Charlotte                               NC          28217   Mecklenburg           1
  2.21    Tampa                                   FL          33619   Hillsborough          1
  2.22    Tampa                                   FL          33619   Hillsborough          1
  2.23    Charlotte                               NC          28217   Mecklenburg           1
  2.24    Charlotte                               NC          28217   Mecklenburg           1
  2.25    Charlotte                               NC          28217   Mecklenburg           1
  2.26    Tampa                                   FL          33619   Hillsborough          1
  2.27    Charlotte                               NC          28217   Mecklenburg           1
  2.28    Charlotte                               NC          28217   Mecklenburg           1
  2.29    Tampa                                   FL          33619   Hillsborough          1
  2.30    Tampa                                   FL          33619   Hillsborough          1
  2.31    Charlotte                               NC          28262   Mecklenburg           1
  2.32    Charlotte                               NC          28217   Mecklenburg           1
  2.33    Charlotte                               NC          28217   Mecklenburg           1
    3     New York                                NY          10005   New York              1
    4     White Plains                            NY          10601   Westchester           1
    5     New York                                NY          10036   New York              1
    6     Various                              Various       Various  Various               4
  6.01    Fishkill                                NY          12524   Dutchess              1
  6.02    Orlando                                 FL          32819   Orange                1
  6.03    Fort Worth                              TX          76107   Tarrant               1
  6.04    Tyler                                   TX          75701   Smith                 1
    7     Various                              Various       Various  Various               4
  7.01    Sacramento                              CA          95825   Sacramento            1
  7.02    Newark                                  DE          19702   New Castle            1
  7.03    Warwick                                 RI          02886   Kent                  1
  7.04    Ann Arbor                               MI          48108   Washtenaw             1
    8     Various                              Various       Various  Various               3
  8.01    Pulaski                                 NY          13142   Oswego                1
  8.02    Corinth                                 NY          12822   Saratoga              1
  8.03    Contoocook                              NH          03229   Merrimack             1
    9     Various                                 TX         Various  Various               10
  9.01    San Antonio                             TX          78221   Bexar                 1
  9.02    San Antonio                             TX          78216   Bexar                 1
  9.03    San Antonio                             TX          78238   Bexar                 1
  9.04    San Antonio                             TX          78238   Bexar                 1
  9.05    San Antonio                             TX          78218   Bexar                 1
  9.06    San Antonio                             TX          78258   Bexar                 1
  9.07    Bulverde                                TX          78163   Comal                 1
  9.08    San Antonio                             TX          78221   Bexar                 1
  9.09    Bulverde                                TX          78163   Comal                 1
  9.10    San Antonio                             TX          78216   Bexar                 1
   10     Various                              Various       Various  Various               10
  10.01   Brooklyn                                NY          11215   Kings                 1
  10.02   Utica                                   NY          13502   Oneida                1
  10.03   Knoxville                               TN          37920   Knoxville             1
  10.04   Bangor                                  ME          04401   Penobscot             1
  10.05   Rutland                                 VT          05701   Rutland               1
  10.06   Houston                                 TX          77090   Harris                1
  10.07   Colmar                                  PA          18915   Montgomery            1
  10.08   New Bedford                             MA          02746   Bristol               1
  10.09   Cincinnati                              OH          45255   Hamilton              1
  10.10   East Alton                              IL          62024   Madison               1
   11     Various                              Various       Various  Various               16
  11.01   Marina                                  CA          93933   Monterey              1
  11.02   Monterey                                CA          93940   Monterey              1
  11.03   Charlottesville                         VA          22903   Albemarle             1
  11.04   Monterey                                CA          93940   Monterey              1
  11.05   Marina                                  CA          93933   Monterey              1
  11.06   Pacific Grove                           CA          93950   Monterey              1
  11.07   Marina                                  CA          93933   Monterey              1
  11.08   Marina                                  CA          93933   Monterey              1
  11.09   Charlottesville                         VA          22901   Albemarle             1
  11.10   Monterey                                CA          93940   Monterey              1
  11.11   Monterey                                CA          93940   Monterey              1
  11.12   Marina                                  CA          93933   Monterey              1
  11.13   Marina                                  CA          93933   Monterey              1
  11.14   Marina                                  CA          93933   Monterey              1
  11.15   Monterey                                CA          93940   Monterey              1
  11.16   Monterey                                CA          93940   Monterey              1
   12     Riverside                               CA          92507   Riverside             1
   13     San Diego                               CA          92110   San Diego             1
   14     Various                              Various       Various  Various               21
  14.01   Stamford                                CT          06902   Fairfield             1
  14.02   Houston                                 TX          77073   Harris                1
  14.03   Tacoma                                  WA          98444   Pierce                1
  14.04   Lexington                               KY          40505   Fayette               1
  14.05   Glenshaw                                PA          15116   Allegheny             1
  14.06   Las Cruces                              NM          88001   Dona Ana              1
  14.07   Malvern                                 PA          19355   Chester               1
  14.08   Jackson                                 MS          39204   Hines                 1
  14.09   Carrollton                              TX          75006   Dallas                1
  14.10   New Orleans                             LA          70129   Orleans               1
  14.11   Auburn                                  ME          04210   Androscoggin          1
  14.12   Snellville                              GA          30039   Gwinnett              1
  14.13   Youngstown                              OH          44502   Mahoning              1
  14.14   Knoxville                               TN          37912   Knoxville             1
  14.15   Gadsden                                 AL          35901   Etowah                1
  14.16   Lakeland                                FL          33805   Polk                  1
  14.17   Jeffersonville                          IN          47129   Clark                 1
  14.18   Houston                                 TX          77025   Harris                1
  14.19   Tulsa                                   OK          74120   Tulsa                 1
  14.20   Amarillo                                TX          79106   Potter                1
  14.21   Scranton                                PA          18503   Lackawanna            1
   15     Burlington                              VT          05401   Chittenden            1
   16     Lone Tree                               CO          80124   Douglas               1
   17     North Olmsted                           OH          44070   Cuyahoga              1
   18     Various                              Various       Various  Various               19
  18.01   Jacksonville                            FL          32205   Duval                 1
  18.02   Horsham                                 PA          19044   Montgomery            1
  18.03   Longview                                WA          98632   Cowlitz               1
  18.04   Springdale                              AR          72764   Washington            1
  18.05   Smyrna                                  GA          30080   Cobb                  1
  18.06   Tampa                                   FL          33610   Hillsborough          1
  18.07   Chicago                                 IL          60613   Cook                  1
  18.08   Columbia                                SC          29223   Richland              1
  18.09   Grand Rapids                            MI          49512   Kent                  1
  18.10   Waterbury                               CT          06705   New Haven             1
  18.11   Elsmere                                 KY          41018   Kenton                1
  18.12   Durham                                  NC          27701   Durham                1
  18.13   York                                    PA          17404   York                  1
  18.14   Dallas                                  TX          75233   Dallas                1
  18.15   Killeen                                 TX          76541   Bell                  1
  18.16   Danville                                VA          24540   Danville City         1
  18.17   Columbus                                OH          43206   Franklin              1
  18.18   Pomona                                  CA          91768   Los Angeles           1
  18.19   Johnson City                            TN          37604   Washington            1
   19     Wichita                                 KS          67205   Sedgwick              1
   20     Frisco                                  TX          75093   Collin                1
   21     Phoenix                                 AZ          85001   Maricopa              1
   22     Puyallup                                WA          98373   Pierce                1
   23     Littleton                               CO          80126   Douglas               1
   24     Irvine                                  CA          92618   Orange                1
   25     Malibu                                  CA          90265   Los Angeles           1
   26     San Marcos                              TX          78666   Hays                  1
   27     Los Angeles                             CA          90015   Los Angeles           1
   28     Cuyahoga Falls                          OH          44221   Summit                1
   29     Parsippany                              NJ          07054   Morris                1
   30     Kirkwood                                MO          63122   St. Louis             1
   31     Canonsburg                              PA          15317   Washington            1
   32     Las Vegas                               NV          89110   Clark                 1
   33     Various                                 CA         Various  Various               3
  33.01   Van Nuys                                CA          91406   Los Angeles           1
  33.02   Thousand Oaks                           CA          91362   Ventura               1
  33.03   Thousand Oaks                           CA          91362   Ventura               1
   34     Lake Ronkonkoma                         NY          11779   Suffolk               1
   35     Yardley                                 PA          19067   Bucks                 1
   36     Norwalk                                 CT          06851   Fairfield             1
   37     Orlando                                 FL          32811   Orange                1
   38     Spartanburg                             SC          29301   Spartanburg           1
   39     Diamond Bar                             CA          91765   Los Angeles           1
   40     Hampstead                               MD          21074   Carroll               1
   41     Shelton                                 CT          06484   Fairfield             1
   42     Aurora                                  CO          80012   Arapahoe              1
   43     San Diego                               CA          92115   San Diego             1
   44     Upper Darby                             PA          19082   Delaware              1
   45     Euless                                  TX          76040   Tarrant               1
   46     Timonium                                MD          21093   Baltimore             1
   47     Tallahassee                             FL          32316   Leon                  1
   48     Tucson                                  AZ          85741   Pima                  2
  48.01   Tucson                                  AZ          85741   Pima                  1
  48.02   Tucson                                  AZ          85741   Pima                  1
   49     Naples                                  FL          34103   Collier               1
   50     San Diego                               CA          92121   San Diego             1
   51     Englewood                               CO          80112   Douglas               1
   52     Sun City                                CA          92586   Riverside             1
   53     North Dartmouth                         MA          02747   Bristol               1
   54     Bakersfield                             CA          93306   Kern                  1
   55     Linthicum                               MD          21090   Anne Arundel          1
   56     Van Nuys                                CA          91411   Los Angeles           1
   57     Cathedral City                          CA          92234   Riverside             1
   58     Frazer                                  PA          19355   Chester               1
   59     Sarasota                                FL          34240   Manatee               1
   60     El Paso                                 TX          79925   El Paso               1
   61     Lorton                                  VA          22079   Fairfax               1
   62     City of Industry                        CA          91745   Los Angeles           1
   63     San Clemente                            CA          92673   Orange                1
   64     Overland Park                           KS          66212   Johnson               1
   65     Roselle                                 NJ          07203   Union                 1
   66     Margate                                 FL          33063   Broward               1
   67     Doral                                   FL          33122   Miami - Dade          1
   68     Harrisburg                              PA          17101   Dauphin               1
   69     El Paso                                 TX          79936   El Paso               1
   70     Tempe                                   AZ          85282   Maricopa              1
   71     Orlando                                 FL          32819   Orange                1
   72     Beverly Hills                           CA          90210   Los Angeles           1
   73     Haines City                             FL          33844   Polk                  1
   74     Denver                                  CO          80203   Denver                1
   75     Corona                                  CA          92879   Riverside             1
   76     Malibu                                  CA          90265   Los Angeles           1
   77     Grand Prairie                           TX          75051   Tarrant               1
   78     Bloomfield                              NJ          07003   Essex                 1
   79     Dartmouth                               MA          02747   Bristol               1
   80     Wauwatosa                               WI          53226   Milwaukee             1
   81     Vancouver                               WA          98662   Clark                 1
   82     Las Vegas                               NV          89119   Clark                 1
   83     Springfield                             MO          65807   Greene                1
   84     Englishtown                             NJ          07726   Monmouth              1
   85     Tarzana                                 CA          91356   Los Angeles           1
   86     Garden City                             NY          11530   Nassau                1
   87     Taylor Mill                             KY          41015   Kenton                1
   88     Bradenton                               FL          34202   Manatee               1
   89     Valdosta                                GA          31601   Lowndes               1
   90     Las Vegas                               NV          89156   Clark                 1
   91     Las Vegas                               NV          89108   Clark                 1
   92     New Castle                              DE          19720   New Castle            1
   93     Atlanta                                 GA          30328   Fulton                1
   94     Overland Park                           KS          66210   Johnson               1
   95     Encino                                  CA          91316   Los Angeles           1
   96     Stanley                                 KS          66223   Johnson               1
   97     Yucaipa                                 CA          92399   San Bernardino        1
   98     Valley Village                          CA          91607   Los Angeles           1
   99     Las Vegas                               NV          89108   Clark                 1
   100    Los Angeles                             CA          90028   Los Angeles           1
   101    Clute                                   TX          77531   Brazoria              1
   102    Glendale                                AZ          85308   Maricopa              1
   103    Lawndale                                CA          90260   Los Angeles           1
   104    Calabasas                               CA          91302   Los Angeles           1
   105    San Marcos                              CA          92069   San Diego             1
   106    Various                                 TX         Various  Hidalgo               4
 106.01   Mission                                 TX          78572   Hidalgo               1
 106.02   Weslaco                                 TX          78596   Hidalgo               1
 106.03   San Juan                                TX          78589   Hidalgo               1
 106.04   Weslaco                                 TX          78596   Hidalgo               1
   107    Jacksonville                            FL          32216   Duval                 1
   108    El Paso                                 TX          79904   El Paso               1
   109    Fargo                                   ND          58102   Cass                  1
   110    Brooklyn                                NY          11204   Kings                 1
   111    Los Angeles                             CA          90021   Los Angeles           1
   112    Valley Village                          CA          91607   Los Angeles           1
   113    Upper Uwchlan Township                  PA          19341   Chester               1
   114    Danbury                                 CT          06810   Fairfield             1
   115    Oklahoma City                           OK          73135   Oklahoma              1
   116    Goleta                                  CA          93117   Santa Barbara         1
   117    Santa Fe                                NM          87505   Santa Fe              1
   118    Henderson                               NV          89012   Clark                 1
   119    Firestone                               CO          80504   Weld                  1
   120    Atlanta                                 GA          30319   DeKalb                1
   121    Longmont                                CO          80501   Boulder               1
   122    Nixa                                    MO          65714   Christian             1
   123    Portsmouth                              NH          03801   Rockingham            1
   124    Chicago                                 IL          60626   Cook                  1
   125    Texarkana                               AR          71854   Miller                1
   126    Pleasant Grove                          AL          35127   Jefferson             1
   127    Marietta                                GA          30068   Cobb                  1
   128    Village of Bellevue                     WI          54311   Brown                 1
   129    Poway                                   CA          92064   San Diego             1
   130    Billings                                MT          59101   Yellowstone           1
   131    New York                                NY          10013   New York              1
   132    El Paso                                 TX          79935   El Paso               1
   133    Chattanooga                             TN          37409   Hamilton              1
   134    Thousand Oaks                           CA          91361   Ventura               1
   135    Conway                                  AR          72032   Faulkner              1
   136    Ripley                                  TN          38063   Lauderdale            1
   137    El Paso                                 TX          79915   El Paso               1
   138    El Paso                                 TX          79907   El Paso               1
   139    El Dorado                               AR          71730   Union                 1




                                                                                                           TOTAL
          PROPERTY                   PROPERTY                                               YEAR        SF/UNITS
 LOAN #   TYPE                       SUBTYPE                            YEAR BUILT        RENOVATED  (1),(2),(3),(4)
 ------   ----                       -------                            ----------        ---------  ---------------

    1     Retail                     Anchored                              1966             1998         868,987
    2     Office                     Suburban                             Various          Various     2,008,886
  2.01    Office                     Suburban                              1989                          133,259
  2.02    Office                     Suburban                              1999                          117,456
  2.03    Office                     Suburban                              1988                           80,559
  2.04    Office                     Suburban                              1971             2000         119,086
  2.05    Office                     Suburban                              1985                           96,933
  2.06    Office                     Suburban                              1985                           95,367
  2.07    Office                     Suburban                              1998                           91,000
  2.08    Office                     Suburban                              1989                           81,428
  2.09    Office                     Suburban                              1990                           71,054
  2.10    Office                     Suburban                              1988                           60,578
  2.11    Office                     Suburban                              1986             2003          67,352
  2.12    Office                     Suburban                              1985                           58,319
  2.13    Office                     Suburban                              1987                           58,781
  2.14    Office                     Suburban                              1985             1999          82,421
  2.15    Office                     Suburban                              1984                           49,368
  2.16    Office                     Suburban                              1987                           44,071
  2.17    Office                     Suburban                              1989                           60,895
  2.18    Office                     Suburban                              1982             1997          57,917
  2.19    Office                     Suburban                              1981                           77,179
  2.20    Office                     Suburban                              1985                           60,871
  2.21    Office                     Suburban                              1986                           44,533
  2.22    Office                     Suburban                              1982                           41,382
  2.23    Office                     Suburban                              1982                           36,824
  2.24    Office                     Suburban                              1984                           54,865
  2.25    Office                     Suburban                              1996                           40,708
  2.26    Office                     Suburban                              1984                           33,125
  2.27    Office                     Suburban                              1983                           34,536
  2.28    Office                     Suburban                              1986             1998          40,615
  2.29    Office                     Suburban                              1988                           26,568
  2.30    Office                     Suburban                              1984                           21,300
  2.31    Office                     Suburban                              1993                           15,000
  2.32    Office                     Suburban                              1999                           32,525
  2.33    Office                     Suburban                              1998                           23,011
    3     Office                     CBD                                   1987                        1,030,531
    4     Retail                     Anchored                              1995                          831,841
    5     Retail                     Anchored                              1999                          177,394
    6     Hospitality                Limited Service                      Various          Various           563
  6.01    Hospitality                Limited Service                       1985                              139
  6.02    Hospitality                Limited Service                       1983             2005             176
  6.03    Hospitality                Limited Service                       1983             1997             120
  6.04    Hospitality                Limited Service                       1985             1999             128
    7     Hospitality                Limited Service                      Various          Various           506
  7.01    Hospitality                Limited Service                       1986             2002             176
  7.02    Hospitality                Limited Service                       1989                              120
  7.03    Hospitality                Limited Service                       1989             2000              96
  7.04    Hospitality                Limited Service                       1985             2004             114
    8     Manufactured Housing       RV Park                              Various          Various         2,087
  8.01    Manufactured Housing       RV Park                               1965                            1,400
  8.02    Manufactured Housing       RV Park                               1978             2003             500
  8.03    Manufactured Housing       RV Park                               1960             2003             187
    9     Mixed Use                  Retail/Self Storage                  Various          Various       498,919
  9.01    Retail                     Anchored                              1984             2001         163,908
  9.02    Retail                     Anchored                              1981             1991          88,169
  9.03    Retail                     Unanchored                            1975             2001          58,979
  9.04    Retail                     Unanchored                            1978                           55,773
  9.05    Retail                     Unanchored                            1971                           42,869
  9.06    Retail                     Unanchored                            2004                           12,000
  9.07    Self Storage               Self Storage                          1997                           41,125
  9.08    Retail                     Unanchored                            1983                           13,732
  9.09    Retail                     Unanchored                            1997                           11,400
  9.10    Retail                     Unanchored                            1984                           10,964
   10     Self Storage               Self Storage                         Various          Various       294,252
  10.01   Self Storage               Self Storage                          1931                          147,520
  10.02   Self Storage               Self Storage                          1970             1992          36,500
  10.03   Self Storage               Self Storage                          1982             1991          19,000
  10.04   Self Storage               Self Storage                          1948             1984           9,740
  10.05   Self Storage               Self Storage                          1950                            8,760
  10.06   Self Storage               Self Storage                          1982             1990          20,225
  10.07   Self Storage               Self Storage                          1969             1996          10,457
  10.08   Self Storage               Self Storage                          1967                           10,525
  10.09   Self Storage               Self Storage                          1970                           18,325
  10.10   Self Storage               Self Storage                          1983             1993          13,200
   11     Various                    Various                              Various          Various           293
  11.01   Multifamily                Garden                                1979                               79
  11.02   Multifamily                Garden                                1956                               58
  11.03   Office                     Suburban                              1984             1994          29,231
  11.04   Office                     Suburban                              1981             2000          19,000
  11.05   Multifamily                Garden                                1973                               40
  11.06   Multifamily                Garden                                1972             2000              30
  11.07   Multifamily                Garden                                1979                               24
  11.08   Multifamily                Garden                                1973                               30
  11.09   Mixed Use                  Retail/Office                         1997                           10,000
  11.10   Office                     Suburban                              2001                            5,330
  11.11   Office                     Suburban                              1998                            5,252
  11.12   Multifamily                Garden                                1975                                8
  11.13   Multifamily                Garden                                1975                                8
  11.14   Multifamily                Garden                                1973                                8
  11.15   Multifamily                Garden                                1971                                4
  11.16   Multifamily                Garden                                1973                                4
   12     Retail                     Anchored                              1997                          161,090
   13     Hospitality                Limited Service                       1982             1997             316
   14     Self Storage               Self Storage                         Various          Various       430,504
  14.01   Self Storage               Self Storage                          1912                           23,033
  14.02   Self Storage               Self Storage                          1999                           44,138
  14.03   Self Storage               Self Storage                          1982                           40,473
  14.04   Self Storage               Self Storage                          1978             2005          26,650
  14.05   Self Storage               Self Storage                          1953                           20,495
  14.06   Self Storage               Self Storage                          2001                           24,178
  14.07   Self Storage               Self Storage                          1992                           20,900
  14.08   Self Storage               Self Storage                          1980                           32,350
  14.09   Self Storage               Self Storage                          1989                           21,600
  14.10   Self Storage               Self Storage                          1984             1993          25,960
  14.11   Self Storage               Self Storage                          1990                           17,700
  14.12   Self Storage               Self Storage                          1984                           13,122
  14.13   Self Storage               Self Storage                          1930                           18,046
  14.14   Self Storage               Self Storage                          1950             1993          11,975
  14.15   Self Storage               Self Storage                          1970                           15,990
  14.16   Self Storage               Self Storage                          1957             1993          10,765
  14.17   Self Storage               Self Storage                          1982                           19,040
  14.18   Self Storage               Self Storage                          1982                           10,875
  14.19   Self Storage               Self Storage                          1965             1992          14,375
  14.20   Self Storage               Self Storage                          1935                           12,039
  14.21   Self Storage               Self Storage                          1975                            6,800
   15     Mixed Use                  Retail/Office                         1976             2001         223,154
   16     Mixed Use                  Retail/Office                         1997                          108,223
   17     Retail                     Anchored                              1970             2000         245,037
   18     Self Storage               Self Storage                         Various          Various       386,980
  18.01   Self Storage               Self Storage                          1958             1984          42,019
  18.02   Self Storage               Self Storage                          1950             1997          16,851
  18.03   Self Storage               Self Storage                          1978                           32,213
  18.04   Self Storage               Self Storage                          1970                           42,650
  18.05   Self Storage               Self Storage                          1980                           22,926
  18.06   Self Storage               Self Storage                          1959             1994          27,669
  18.07   Self Storage               Self Storage                          1960             1976          12,420
  18.08   Self Storage               Self Storage                          1990                           30,800
  18.09   Self Storage               Self Storage                          1950                           15,505
  18.10   Self Storage               Self Storage                          1953             1980          15,570
  18.11   Self Storage               Self Storage                          1978                           12,264
  18.12   Self Storage               Self Storage                          1972                           15,850
  18.13   Self Storage               Self Storage                          1959             1990          18,867
  18.14   Self Storage               Self Storage                          1969                           14,050
  18.15   Self Storage               Self Storage                          1969                           14,230
  18.16   Self Storage               Self Storage                          1948                           18,418
  18.17   Self Storage               Self Storage                          1979                           10,344
  18.18   Self Storage               Self Storage                          1959                            8,598
  18.19   Self Storage               Self Storage                          1951                           15,736
   19     Retail                     Anchored                              2001                          213,627
   20     Office                     Suburban                              2001                          197,745
   21     Retail                     Anchored                              1990             2004         127,751
   22     Retail                     Unanchored                            1979             2004         122,622
   23     Retail                     Shadow Anchored                       2001                          123,454
   24     Retail                     Unanchored                            1980             2003          57,657
   25     Retail                     Anchored                              1955             2000          28,702
   26     Multifamily                Student Housing                       2003                              288
   27     Retail                     Unanchored                            1981             1990          60,159
   28     Hospitality                Full Service                          1990                              209
   29     Hospitality                Full Service                          2001                              151
   30     Office                     Suburban                              1997                          125,052
   31     Hospitality                Full Service                          2001                              175
   32     Multifamily                Garden                                1998                              256
   33     Retail                     Various                              Various          Various        77,268
  33.01   Retail                     Anchored                              1986             2005          61,197
  33.02   Retail                     Unanchored                            1974                           13,991
  33.03   Other                      Land                                  2001                           19,776
   34     Mixed Use                  Retail/Office                         1988                           99,565
   35     Hospitality                Limited Service                       1999                              137
   36     Hospitality                Full Service                          2001                              170
   37     Multifamily                Garden                                1973                              296
   38     Other                      Ground Lease                          1997                          206,973
   39     Mixed Use                  Retail/Office                         1980             1992          71,926
   40     Industrial                 Warehouse                             1952             2004         868,019
   41     Hospitality                Full Service                          1999                              142
   42     Retail                     Unanchored                            1982             2001         119,565
   43     Retail                     Anchored                              1960             2004          51,910
   44     Mixed Use                  Office/Retail                         1929             1993         123,680
   45     Retail                     Anchored                              1981             2004         239,687
   46     Retail                     Anchored                              1958             2000          79,304
   47     Retail                     Unanchored                            1978             2004         151,744
   48     Multifamily                Garden                               Various          Various           288
  48.01   Multifamily                Garden                                1990                              144
  48.02   Multifamily                Garden                                1985             2005             144
   49     Hospitality                Extended Stay                         1999                              122
   50     Office                     Suburban                              1989                           72,000
   51     Office                     Suburban                              1997             2004         111,893
   52     Retail                     Unanchored                            1965                           84,667
   53     Hospitality                Extended Stay                         2002                               96
   54     Manufactured Housing       Manufactured Housing                  1978             2003             255
   55     Hospitality                Limited Service                       2002                              129
   56     Office                     Suburban                              1981             2000          75,250
   57     Retail                     Single Tenant                         2001                           57,708
   58     Hospitality                Limited Service                       1998                              125
   59     Hospitality                Full Service                          2001                              128
   60     Multifamily                Garden                                1983             2003             274
   61     Industrial                 Warehouse                             1986             1995         113,910
   62     Industrial                 Flex Office                           2000                          124,282
   63     Self Storage               Self Storage                          1999                           77,691
   64     Retail                     Anchored                              1982             1989         119,579
   65     Retail                     Unanchored                            2003                           50,137
   66     Mixed Use                  Retail/Office                         1984             1999         182,852
   67     Industrial                 Warehouse                             1994             2001         100,000
   68     Mixed Use                  Office/Retail                         1850             1989         169,683
   69     Multifamily                Garden                                1984                              240
   70     Multifamily                Conventional                          1972             2005             172
   71     Hospitality                Limited Service                       2000                              170
   72     Mixed Use                  Retail/Office                         1936             1993          18,267
   73     Retail                     Anchored                              1967             2004         118,585
   74     Retail                     Unanchored                            1932             2000          22,285
   75     Industrial                 Warehouse                             1974                           74,400
   76     Retail                     Unanchored                            1979             2000          13,133
   77     Industrial                 Warehouse                             1975             2004         111,471
   78     Office                     Suburban                              1980             2005          37,478
   79     Office                     Suburban                              2003                           48,578
   80     Office                     Medical                               2004                           49,202
   81     Multifamily                Garden                                1984                              144
   82     Office                     Suburban                              1980             1990          44,082
   83     Multifamily                Garden                                2005                              122
   84     Industrial                 Warehouse                             1945             1999         121,153
   85     Mixed Use                  Office/Retail                         1988             2003          30,127
   86     Office                     Suburban                              1960                           35,075
   87     Multifamily                Garden                                2002             2004             132
   88     Hospitality                Limited Service                       2003                               87
   89     Hospitality                Limited Service                       1988             2003             121
   90     Retail                     Shadow Anchored                       2000                           25,747
   91     Retail                     Unanchored                            2005                           22,700
   92     Self Storage               Self Storage                          2001             2005             930
   93     Hospitality                Limited Service                       1971             2003              80
   94     Retail                     Unanchored                            1986                           50,385
   95     Multifamily                Garden                                1968                               67
   96     Retail                     Unanchored                            1980                           72,417
   97     Retail                     Anchored                              2004                           44,775
   98     Office                     Medical                               1965             2003          28,315
   99     Retail                     Unanchored                            1999             2001          25,932
   100    Retail                     Unanchored                            1990                           24,560
   101    Multifamily                Garden                                1983             2002             216
   102    Retail                     Unanchored                            1987                           44,893
   103    Retail                     Unanchored                            2004                           25,956
   104    Office                     Suburban                              1986             2004          52,833
   105    Industrial                 Flex                                  1990                           63,000
   106    Various                    Various                              Various                         60,662
 106.01   Retail                     Shadow Anchored                       1998                           15,006
 106.02   Retail                     Unanchored                            1997                           21,076
 106.03   Retail                     Unanchored                            1998                           14,980
 106.04   Office                     Suburban                              2001                            9,600
   107    Retail                     Unanchored                            1972             1984          43,633
   108    Multifamily                Garden                                1970             1977             209
   109    Office                     Suburban                              1926             1994          69,683
   110    Retail                     Anchored                              1929                           17,100
   111    Industrial                 Warehouse                             1957                          100,300
   112    Office                     Medical                               1975             2003          28,565
   113    Retail                     Anchored                              2005                           18,624
   114    Self Storage               Self Storage                          1999             2004             623
   115    Multifamily                Garden                                1974             2003             224
   116    Industrial                 Flex                                  1978             2004          29,548
   117    Office                     Medical                               1985             2005          19,290
   118    Office                     Suburban                              2000                           24,726
   119    Retail                     Shadow Anchored                       2003                           22,603
   120    Mixed Use                  Office/Retail                         2002                           20,690
   121    Retail                     Single Tenant                         2005                           13,813
   122    Multifamily                Garden                                1997                               70
   123    Industrial                 Flex                                  1985             1996          58,347
   124    Multifamily                Garden                                1925             2004              40
   125    Multifamily                Section 42                            2004                               70
   126    Retail                     Anchored                              1990             2004          45,273
   127    Office                     Suburban                              1998                           25,610
   128    Multifamily                Garden                                2003                               64
   129    Retail                     Anchored                              1972             1989          25,600
   130    Manufactured Housing       Manufactured Housing                  1975             1996             216
   131    Office                     Urban                                 1901             1997           6,468
   132    Multifamily                Garden                                1984                               86
   133    Retail                     Single Tenant                         1983             2004          13,235
   134    Office                     Single Tenant                         1977                            4,183
   135    Multifamily                Student Housing                       2003                               32
   136    Multifamily                Section 42                            2003                               64
   137    Multifamily                Garden                                1969                               64
   138    Multifamily                Garden                                1982                               48
   139    Multifamily                Garden                                2004                               19




             UNIT OF     OCCUPANCY %        OCCUPANCY        APPRAISED          APPRAISAL        CUT-OFF DATE        ORIGINAL
 LOAN #      MEASURE    (4),(5),(6),(7),(8)   DATE         VALUE ($)(9)           DATE         LTV (%)(10),(11)   BALANCE ($)(12)
 ------     ---------   ----------------    -------        -------------          ----         ----------------   ---------------

    1       SF               93.6            6/7/2005       265,000,000         6/3/2005             70.9           188,000,000
    2       SF               79.9            Various        203,030,000          Various             78.8           160,000,000
  2.01      SF               94.1           4/22/2005       16,750,000          5/19/2005                           14,000,000
  2.02      SF               67.0           4/22/2005       14,980,000          5/18/2005                           11,000,000
  2.03      SF              100.0           4/22/2005       10,750,000          5/19/2005                            8,500,000
  2.04      SF               80.1           4/22/2005       10,780,000          5/16/2005                            8,200,000
  2.05      SF               95.6           4/22/2005        9,200,000          5/19/2005                            7,500,000
  2.06      SF               68.4           4/22/2005        9,270,000          5/19/2005                            7,250,000
  2.07      SF               93.2           4/22/2005        8,160,000          5/17/2005                            6,750,000
  2.08      SF               88.4           4/22/2005        8,750,000          5/19/2005                            6,500,000
  2.09      SF              100.0           4/22/2005        8,000,000          5/19/2005                            6,500,000
  2.10      SF              100.0           4/22/2005        7,900,000          5/19/2005                            6,500,000
  2.11      SF               78.5           4/22/2005        7,420,000          5/18/2005                            6,000,000
  2.12      SF               89.6           4/22/2005        6,800,000          5/19/2005                            5,600,000
  2.13      SF               83.7           4/22/2005        6,550,000          5/19/2005                            5,350,000
  2.14      SF               68.7           4/22/2005        6,920,000          5/17/2005                            5,000,000
  2.15      SF              100.0           4/22/2005        5,900,000          5/19/2005                            5,000,000
  2.16      SF              100.0           4/22/2005        5,750,000          5/19/2005                            4,850,000
  2.17      SF               36.5           4/22/2005        6,180,000          5/18/2005                            4,500,000
  2.18      SF               75.3           4/22/2005        5,490,000          5/17/2005                            4,200,000
  2.19      SF               72.1           4/22/2005        5,720,000          5/19/2005                            4,000,000
  2.20      SF               61.7           4/22/2005        5,810,000          5/19/2005                            3,850,000
  2.21      SF              100.0           4/22/2005        4,800,000          5/19/2005                            3,850,000
  2.22      SF               79.9           4/22/2005        4,200,000          5/19/2005                            3,250,000
  2.23      SF               81.6           4/22/2005        3,870,000          5/19/2005                            3,150,000
  2.24      SF               35.0           4/22/2005        3,790,000          5/19/2005                            3,100,000
  2.25      SF               71.6           4/22/2005        3,510,000          5/17/2005                            2,850,000
  2.26      SF               85.4           4/22/2005        3,400,000          5/19/2005                            2,650,000
  2.27      SF               51.0           4/22/2005        3,130,000          5/19/2005                            2,500,000
  2.28      SF              100.0           4/22/2005        2,600,000          5/17/2005                            2,150,000
  2.29      SF               72.1           4/22/2005        2,450,000          5/19/2005                            2,000,000
  2.30      SF              100.0           4/22/2005        2,450,000          5/19/2005                            2,000,000
  2.31      SF              100.0           4/22/2005        1,750,000          5/18/2005                            1,450,000
  2.32      SF               35.0           6/23/2005                                                                    0
  2.33      SF               26.3           6/23/2005                                                                    0
    3       SF               86.0            6/6/2005       253,000,000         5/31/2005            51.4           130,000,000
    4       SF               97.0           5/19/2005       700,000,000         5/12/2005            42.9           100,000,000
    5       SF               96.2            7/8/2005       170,000,000         7/1/2005             45.6           77,500,000
    6       Rooms            78.4           4/30/2005       67,000,000           Various             74.9           50,200,000
  6.01      Rooms            79.1           4/30/2005       23,200,000          3/29/2005                           17,382,687
  6.02      Rooms            73.2           4/30/2005       19,600,000          3/28/2005                           14,685,373
  6.03      Rooms            83.1           4/30/2005       15,200,000          3/28/2005                           11,388,657
  6.04      Rooms            80.5           4/30/2005        9,000,000          3/30/2005                            6,743,284
    7       Rooms            79.3           4/30/2005       58,000,000           Various             75.0           43,490,000
  7.01      Rooms            79.3           4/30/2005       20,800,000          3/29/2005                           15,596,414
  7.02      Rooms            73.2           4/30/2005       15,500,000          3/24/2005                           11,622,328
  7.03      Rooms            85.4           4/30/2005       11,400,000          3/25/2005                            8,548,034
  7.04      Rooms            80.7           4/30/2005       10,300,000          3/30/2005                            7,723,224
    8       Pads            100.0            5/1/2005       56,200,000           Various             73.8           41,500,000
  8.01      Pads            100.0            5/1/2005       29,420,000          5/10/2005                           21,572,170
  8.02      Pads            100.0            5/1/2005       20,110,000          5/10/2005                           14,603,302
  8.03      Pads            100.0            5/1/2005        6,670,000          5/10/2005                            5,324,528
    9       SF               94.0            Various        51,910,000          4/25/2005            76.7           39,800,000
  9.01      SF               99.2           6/15/2005       13,800,000          4/25/2005                           10,580,620
  9.02      SF               96.4            6/1/2005       12,100,000          4/25/2005                            9,277,211
  9.03      SF               95.4           6/14/2005        7,200,000          4/25/2005                            5,520,324
  9.04      SF               79.6           6/14/2005        5,500,000          4/25/2005                            4,216,914
  9.05      SF               95.3           6/14/2005        3,900,000          4/25/2005                            2,990,175
  9.06      SF              100.0           6/15/2005        3,850,000          4/25/2005                            2,951,840
  9.07      SF               83.1           4/30/2005        1,750,000          4/25/2005                            1,341,745
  9.08      SF              100.0           6/14/2005        1,600,000          4/25/2005                            1,226,739
  9.09      SF               89.5           6/14/2005        1,110,000          4/25/2005                             851,050
  9.10      SF               89.5           6/14/2005        1,100,000          4/25/2005                             843,383
   10       SF               82.4           3/31/2005       47,468,000           Various             76.4           36,313,000
  10.01     SF               84.3           3/31/2005       35,900,000          5/1/2005                            27,463,485
  10.02     SF               79.0           3/31/2005        2,450,000          5/1/2005                             1,874,249
  10.03     SF               87.5           3/31/2005        1,625,000          5/21/2005                            1,243,124
  10.04     SF               86.4           3/31/2005        1,280,000          5/1/2005                              979,199
  10.05     SF               83.3           3/31/2005        1,260,000          5/1/2005                              963,899
  10.06     SF               76.0           3/31/2005        1,210,000          5/1/2005                              925,649
  10.07     SF               85.1           3/31/2005        1,100,000          5/1/2005                              841,500
  10.08     SF               78.3           3/31/2005         998,000           5/1/2005                              763,470
  10.09     SF               72.1           3/31/2005         870,000           4/26/2005                             665,550
  10.10     SF               84.5           3/31/2005         775,000           5/1/2005                              592,875
   11       Units            95.9            Various        53,450,000           Various             63.6           34,000,000
  11.01     Units            97.5           4/14/2005        8,700,000          4/14/2005                            5,419,000
  11.02     Units            94.8           4/14/2005        6,800,000          4/14/2005                            5,100,000
  11.03     SF              100.0            6/5/2005        4,850,000          4/15/2005                            3,875,000
  11.04     SF               87.6            6/3/2005        6,600,000          4/25/2005                            3,358,000
  11.05     Units            87.5           4/14/2005        4,400,000          4/14/2005                            2,970,000
  11.06     Units            96.7           4/14/2005        3,800,000          4/14/2005                            2,590,000
  11.07     Units            95.8           4/14/2005        3,500,000          4/14/2005                            2,130,000
  11.08     Units           100.0           4/14/2005        3,400,000          4/15/2005                            1,953,000
  11.09     SF              100.0            6/5/2005        2,150,000          4/15/2005                            1,720,000
  11.10     SF              100.0            6/3/2005        1,550,000          4/25/2005                            1,240,000
  11.11     SF              100.0            6/3/2005        1,700,000          4/25/2005                            1,211,000
  11.12     Units           100.0           4/14/2005        1,500,000          4/14/2005                             800,000
  11.13     Units           100.0           4/14/2005        1,500,000          4/14/2005                             560,000
  11.14     Units           100.0           4/14/2005        1,400,000          4/14/2005                             505,000
  11.15     Units           100.0           4/14/2005         800,000           4/14/2005                             290,000
  11.16     Units           100.0           4/14/2005         800,000           4/14/2005                             279,000
   12       SF               97.5            6/1/2005       41,100,000          6/12/2005            77.9           32,000,000
   13       Rooms            76.9           5/31/2005       40,800,000          7/1/2005             74.8           30,499,990
   14       SF               83.4           3/31/2005       35,245,000           Various             74.8           26,384,000
  14.01     SF               66.0           3/31/2005        4,430,000          5/1/2005                             3,316,247
  14.02     SF               70.4           3/31/2005        3,370,000          5/1/2005                             2,522,743
  14.03     SF               87.1           3/31/2005        2,800,000          5/1/2005                             2,096,048
  14.04     SF               80.4           3/31/2005        2,660,000          5/4/2005                             1,991,245
  14.05     SF               87.7           3/31/2005        2,140,000          5/1/2005                             1,601,979
  14.06     SF               94.3           3/31/2005        1,890,000          4/24/2005                            1,414,832
  14.07     SF               63.5           3/31/2005        1,825,000          4/16/2005                            1,366,174
  14.08     SF               85.8           3/31/2005        1,680,000          5/1/2005                             1,257,629
  14.09     SF               93.2           3/31/2005        1,670,000          5/1/2005                             1,250,143
  14.10     SF               88.5           3/31/2005        1,600,000          4/29/2005                            1,197,742
  14.11     SF               88.0           3/31/2005        1,480,000          5/1/2005                             1,107,911
  14.12     SF               93.0           3/31/2005        1,300,000          5/1/2005                              973,165
  14.13     SF               80.3           3/31/2005        1,150,000          4/28/2005                             860,877
  14.14     SF               81.1           3/31/2005        1,150,000          4/21/2005                             860,877
  14.15     SF               93.1           3/31/2005        1,000,000          5/4/2005                              748,588
  14.16     SF               91.9           3/31/2005        1,000,000          5/1/2005                              748,588
  14.17     SF               83.9           3/31/2005         960,000           5/1/2005                              718,645
  14.18     SF               87.5           3/31/2005         940,000           5/1/2005                              703,673
  14.19     SF               81.9           3/31/2005         825,000           5/1/2005                              617,585
  14.20     SF               87.8           3/31/2005         800,000           5/1/2005                              598,871
  14.21     SF               96.7           3/31/2005         575,000           5/1/2005                              430,438
   15       SF               76.4            5/1/2005       40,100,000          4/14/2005            64.8           26,000,000
   16       SF               95.9            6/1/2005       33,000,000          5/3/2005             75.8           25,000,000
   17       SF               99.4            6/6/2005       37,400,000          3/1/2005             66.8           25,000,000
   18       SF               83.4           3/31/2005       32,620,000           Various             74.3           24,274,000
  18.01     SF               87.8           3/31/2005        3,250,000          5/1/2005                             2,418,470
  18.02     SF               91.6           3/31/2005        2,800,000          5/1/2005                             2,083,605
  18.03     SF               78.8           3/31/2005        2,410,000          5/5/2005                             1,793,389
  18.04     SF               79.9           3/31/2005        2,350,000          5/8/2005                             1,748,740
  18.05     SF               91.6           3/31/2005        2,275,000          5/1/2005                             1,692,929
  18.06     SF               90.9           3/31/2005        2,100,000          4/18/2005                            1,562,704
  18.07     SF               90.1           3/31/2005        2,000,000          4/27/2005                            1,488,289
  18.08     SF               68.0           3/31/2005        1,950,000          4/28/2005                            1,451,082
  18.09     SF               82.3           3/31/2005        1,630,000          5/1/2005                             1,212,956
  18.10     SF               73.5           3/31/2005        1,510,000          5/1/2005                             1,123,658
  18.11     SF               67.5           3/31/2005        1,440,000          4/26/2005                            1,071,568
  18.12     SF               85.8           3/31/2005        1,325,000          4/15/2005                             985,992
  18.13     SF               93.1           3/31/2005        1,300,000          4/15/2005                             967,388
  18.14     SF               87.6           3/31/2005        1,300,000          5/1/2005                              967,388
  18.15     SF               92.8           3/31/2005        1,250,000          5/1/2005                              930,181
  18.16     SF               85.4           3/31/2005        1,250,000          4/25/2005                             930,181
  18.17     SF               81.7           3/31/2005        1,010,000          5/1/2005                              751,586
  18.18     SF               91.0           3/31/2005         790,000           5/1/2005                              587,874
  18.19     SF               73.8           3/31/2005         680,000           4/21/2005                             506,018
   19       SF               97.2           5/16/2005       34,500,000          5/19/2005            66.7           23,000,000
   20       SF               83.9           4/28/2005       29,500,000          1/1/2006             77.1           22,750,000
   21       SF               98.5            6/6/2005       33,000,000          6/15/2005            68.2           22,500,000
   22       SF              100.0           4/20/2005       28,000,000          3/23/2005            80.0           22,400,000
   23       SF               96.3           5/12/2005       27,600,000          4/18/2005            76.1           21,000,000
   24       SF               98.1            7/8/2005       28,000,000          6/20/2005            72.9           20,400,000
   25       SF              100.0           5/31/2005       34,600,000          6/13/2005            57.8           20,000,000
   26       Units            97.6           3/14/2005       26,700,000          4/5/2005             74.7           19,950,000
   27       SF               98.3            6/7/2005       26,500,000          5/3/2005             74.9           19,875,000
   28       Rooms            75.2           4/30/2005       27,100,000          7/1/2005             66.4           18,000,000
   29       Rooms            70.5           4/22/2005       24,500,000          6/1/2005             73.5           18,000,000
   30       SF              100.0           6/30/2005       24,000,000          6/1/2005             74.0           17,750,000
   31       Rooms            71.0           4/30/2005       27,900,000          5/4/2005             60.9           17,000,000
   32       Units            96.9           5/10/2005       23,200,000          5/4/2005             69.8           16,200,000
   33       SF              100.0            Various        24,300,000           Various             63.8           15,500,000
  33.01     SF              100.0            6/1/2005       19,000,000         12/19/2005                           11,500,000
  33.02     SF              100.0            6/1/2005        4,300,000          5/19/2005                            3,000,000
  33.03     SF              100.0            5/1/2005        1,000,000          5/19/2005                            1,000,000
   34       SF               94.6            6/2/2005       19,300,000          5/20/2005            79.6           15,360,000
   35       Rooms            78.6           4/30/2005       22,000,000          6/1/2005             69.4           15,300,465
   36       Rooms            76.1           4/30/2005       21,000,000          3/22/2005            69.4           14,600,000
   37       Units            95.9           6/13/2005       18,000,000          4/20/2005            77.7           14,000,000
   38       SF              100.0            4/1/2005       18,600,000          4/1/2005             75.1           14,000,000
   39       SF              100.0           7/12/2005       17,200,000          8/1/2007             80.2           13,800,000
   40       SF               86.5           3/15/2005       16,710,000          5/1/2005             79.0           13,200,000
   41       Rooms            66.8           4/30/2005       17,800,000          3/23/2005            69.0           12,300,000
   42       SF               89.5            7/7/2005       15,200,000          3/7/2005             80.0           12,160,000
   43       SF               92.8           4/28/2005       15,475,000          5/4/2005             77.5           12,000,000
   44       SF               83.4            5/1/2005       15,100,000          6/1/2005             79.5           12,000,000
   45       SF               84.8            2/1/2005       16,000,000          1/5/2006             74.1           11,850,000
   46       SF               93.8            7/1/2005       13,800,000          6/8/2005             78.3           10,800,000
   47       SF               99.5           4/30/2005       14,900,000          5/9/2005             72.5           10,800,000
   48       Units            94.8            Various        13,200,000           Various             76.5           10,100,000
  48.01     Units            93.1           7/25/2005        7,100,000          6/8/2005                             5,432,576
  48.02     Units            96.5           5/10/2005        6,100,000          5/24/2005                            4,667,424
   49       Rooms            71.2           6/28/2005       14,100,000          5/18/2005            70.9           10,000,000
   50       SF               96.5           6/10/2005       12,500,000          4/15/2005            80.0           10,000,000
   51       SF              100.0           2/15/2005       13,100,000          5/11/2005            72.5            9,500,000
   52       SF               97.5            7/1/2005       13,000,000          5/16/2005            73.1            9,500,000
   53       Rooms            82.0           4/30/2005       12,700,000          5/19/2005            74.7            9,500,000
   54       Pads            100.0            5/1/2005       11,700,000          4/29/2005            79.9            9,350,000
   55       Rooms            74.6           6/28/2005       12,000,000          6/7/2005             75.0            9,000,000
   56       SF              100.0            5/1/2005       13,900,000          5/6/2005             64.7            9,000,000
   57       SF              100.0            6/1/2005       13,500,000          5/10/2005            65.1            8,800,000
   58       Rooms            70.8           4/30/2005       12,400,000          6/1/2005             69.2            8,601,328
   59       Rooms            80.5           3/31/2005       15,000,000          6/1/2005             56.7            8,500,000
   60       Units            94.5           5/25/2005       11,000,000          5/12/2005            77.3            8,500,000
   61       SF              100.0           5/16/2005       11,200,000          5/25/2005            74.1            8,300,000
   62       SF               81.6            5/4/2005       12,750,000          4/29/2005            64.9            8,300,000
   63       SF               97.5           5/10/2005       11,000,000          1/14/2005            75.0            8,250,000
   64       SF               76.5           7/15/2005       10,480,000          6/8/2005             76.3            8,000,000
   65       SF              100.0            5/1/2005       12,000,000          4/3/2005             66.7            8,000,000
   66       SF               81.7            5/1/2005       15,900,000          4/26/2005            50.2            8,000,000
   67       SF              100.0           5/23/2005       10,600,000          5/27/2005            75.0            7,950,000
   68       SF               88.4           5/19/2005       11,200,000          5/23/2005            70.5            7,900,000
   69       Units            96.7           5/25/2005        9,700,000          5/12/2005            79.4            7,700,000
   70       Units            93.0            4/1/2005        9,800,000          4/5/2005             77.6            7,600,000
   71       Rooms            64.0           3/31/2005       11,500,000          6/6/2005             65.2            7,500,000
   72       SF              100.0           5/31/2005       12,000,000          4/26/2005            62.4            7,500,000
   73       SF               98.0            5/5/2005       10,500,000          4/24/2005            70.5            7,400,000
   74       SF               92.2           7/15/2005       10,085,000          4/5/2005             70.9            7,150,000
   75       SF              100.0           5/18/2005        9,400,000          5/13/2005            75.0            7,050,000
   76       SF              100.0            6/2/2005       14,100,000          6/13/2005            49.6            7,000,000
   77       SF              100.0           1/10/2005        9,400,000          2/16/2005            73.1            6,875,000
   78       SF               90.8            5/1/2005        8,600,000          5/5/2005             77.3            6,650,000
   79       SF               92.2           3/17/2005        8,450,000          7/1/2005             78.3            6,625,000
   80       SF               90.3            5/4/2005        8,500,000          5/31/2005            76.5            6,500,000
   81       Units            95.8            4/1/2005        9,000,000          4/26/2005            72.2            6,500,000
   82       SF              100.0            4/1/2005        8,735,000          4/25/2005            73.3            6,400,000
   83       Units            81.1           7/19/2005        8,000,000          8/1/2005             78.0            6,240,000
   84       SF               98.3            6/1/2005        7,500,000          3/18/2005            80.0            6,000,000
   85       SF               95.4           4/30/2005        8,600,000          5/5/2005             68.6            5,900,000
   86       SF               96.3            4/1/2005        7,800,000          5/4/2005             73.1            5,700,000
   87       Units            93.2           5/10/2005        7,600,000          6/8/2005             72.4            5,500,000
   88       Rooms            84.3           3/31/2005        8,400,000          6/1/2005             65.5            5,500,000
   89       Rooms            80.3           4/30/2005        7,900,000          4/21/2005            68.9            5,450,000
   90       SF               95.3            4/5/2005        7,410,000          4/6/2005             73.0            5,410,000
   91       SF               59.1           7/18/2005        8,170,000          5/2/2005             66.1            5,400,000
   92       Units            62.4           4/30/2005        9,300,000          5/18/2005            58.0            5,400,000
   93       Rooms            74.5           3/31/2005        7,100,000          3/18/2005            74.9            5,325,000
   94       SF               88.5           5/13/2005        7,425,000          6/6/2005             71.5            5,310,000
   95       Units           100.0           5/25/2005        8,000,000          5/23/2005            66.2            5,300,000
   96       SF               87.8            7/1/2005        7,340,000          6/6/2005             71.9            5,275,000
   97       SF              100.0            8/1/2005        7,000,000          5/3/2005             71.4            5,000,000
   98       SF              100.0           4/18/2005        6,200,000          4/29/2005            79.0            4,900,000
   99       SF               92.5            5/1/2005        6,450,000          5/12/2005            75.0            4,840,000
   100      SF               89.1            5/1/2005        7,500,000          4/19/2005            64.0            4,800,000
   101      Units            90.7           6/21/2005        6,100,000          6/8/2005             78.7            4,800,000
   102      SF              100.0           5/25/2005        7,000,000          4/15/2005            68.6            4,800,000
   103      SF               91.1            7/1/2005        7,000,000          7/13/2005            68.3            4,800,000
   104      SF               96.6            4/1/2005        9,500,000          4/10/2005            50.0            4,750,000
   105      SF              100.0            7/1/2005        6,300,000          6/2/2005             74.6            4,700,000
   106      SF               88.8            4/1/2005        8,970,000           Various             51.5            4,625,000
 106.01     SF              100.0            4/1/2005        2,400,000          2/14/2005                            1,500,000
 106.02     SF               94.3            4/1/2005        3,100,000          5/14/2005                            1,450,000
 106.03     SF               84.0            4/1/2005        2,100,000          2/14/2005                            1,300,000
 106.04     SF               66.7            4/1/2005        1,370,000          2/14/2005                             375,000
   107      SF              100.0           4/12/2005        5,800,000          2/1/2005             79.3            4,600,000
   108      Units            94.7           5/25/2005        6,550,000          5/18/2005            69.5            4,550,000
   109      SF               88.8            6/1/2005        5,700,000          5/31/2005            78.1            4,450,000
   110      SF              100.0            4/6/2005        5,650,000          4/6/2005             75.2            4,250,000
   111      SF              100.0           5/25/2005        7,100,000          5/16/2005            57.7            4,100,000
   112      SF              100.0           4/13/2005        5,080,000          4/29/2005            79.2            4,025,000
   113      SF               64.3           4/26/2005        5,400,000          3/8/2005             74.1            4,000,000
   114      Units            82.0           4/26/2005        5,300,000          4/19/2005            75.3            4,000,000
   115      Units            90.2           3/31/2005        5,100,000          4/15/2005            76.3            3,900,000
   116      SF              100.0           4/21/2005        5,200,000          4/1/2005             74.7            3,885,000
   117      SF              100.0           4/18/2005        5,450,000          5/1/2005             70.6            3,850,000
   118      SF              100.0            6/8/2005        7,600,000          6/1/2005             50.1            3,805,000
   119      SF               91.1            3/1/2005        6,200,000          4/4/2005             61.2            3,800,000
   120      SF               86.6           7/15/2005        4,700,000          5/16/2005            76.0            3,575,000
   121      SF              100.0            5/8/2005        5,100,000          4/1/2005             68.0            3,472,000
   122      Units            90.0            5/1/2005        4,400,000          4/29/2005            74.9            3,300,000
   123      SF               99.1           5/12/2005        3,750,000          5/10/2005            80.0            3,000,000
   124      Units           100.0           4/28/2005        4,000,000          4/18/2005            75.0            3,000,000
   125      Units            91.7            7/1/2005        3,300,000          6/23/2005            85.0            2,805,000
   126      SF              100.0           5/31/2005        3,506,000          3/18/2005            79.9            2,800,000
   127      SF              100.0           4/15/2005        3,400,000          4/7/2005             79.8            2,720,000
   128      Units           100.0            5/1/2000        3,400,000          6/14/2005            77.9            2,648,000
   129      SF              100.0            6/1/2005        4,590,000          5/24/2005            50.1            2,300,000
   130      Pads             92.1            6/1/2005        4,750,000          4/14/2005            48.3            2,300,000
   131      SF               76.1            5/1/2005        6,000,000          5/6/2005             35.8            2,150,000
   132      Units            97.7           5/25/2005        3,000,000          5/13/2005            65.5            1,965,000
   133      SF              100.0            5/2/2005        2,700,000          4/7/2005             70.2            1,900,000
   134      SF              100.0           6/16/2005        2,500,000          6/27/2005            74.0            1,850,000
   135      Units           100.0            7/1/2005        2,300,000          7/14/2005            80.0            1,840,000
   136      Units            90.6            6/1/2005        1,950,000          6/21/2005            84.6            1,650,000
   137      Units            89.1           5/25/2005        1,850,000          5/18/2005            71.8            1,330,000
   138      Units            93.8           5/25/2005        1,620,000          5/16/2005            56.1             910,000
   139      Units           100.0            1/1/2005        1,579,000          6/23/2005            47.4             748,000




                                                                          CUT-OFF DATE       LOAN         % OF
          ORIGINAL BALANCE      CUT-OFF DATE          % OF INITIAL          BALANCE          GROUP        LOAN
 LOAN #    PER UNIT ($)(4)     BALANCE ($)(12)        POOL BALANCE      PER UNIT ($)(4)    1 OR (2)     GROUP (1)
 ------    ---------------     ---------------        ------------      ---------------    --------     ---------

    1            216             187,796,151              9.1                 216              1           9.6
    2            80              160,000,000              7.7                  80              1           8.2
  2.01                           14,000,000               0.7                                  1           0.7
  2.02                           11,000,000               0.5                                  1           0.6
  2.03                            8,500,000               0.4                                  1           0.4
  2.04                            8,200,000               0.4                                  1           0.4
  2.05                            7,500,000               0.4                                  1           0.4
  2.06                            7,250,000               0.3                                  1           0.4
  2.07                            6,750,000               0.3                                  1           0.3
  2.08                            6,500,000               0.3                                  1           0.3
  2.09                            6,500,000               0.3                                  1           0.3
  2.10                            6,500,000               0.3                                  1           0.3
  2.11                            6,000,000               0.3                                  1           0.3
  2.12                            5,600,000               0.3                                  1           0.3
  2.13                            5,350,000               0.3                                  1           0.3
  2.14                            5,000,000               0.2                                  1           0.3
  2.15                            5,000,000               0.2                                  1           0.3
  2.16                            4,850,000               0.2                                  1           0.2
  2.17                            4,500,000               0.2                                  1           0.2
  2.18                            4,200,000               0.2                                  1           0.2
  2.19                            4,000,000               0.2                                  1           0.2
  2.20                            3,850,000               0.2                                  1           0.2
  2.21                            3,850,000               0.2                                  1           0.2
  2.22                            3,250,000               0.2                                  1           0.2
  2.23                            3,150,000               0.2                                  1           0.2
  2.24                            3,100,000               0.1                                  1           0.2
  2.25                            2,850,000               0.1                                  1           0.1
  2.26                            2,650,000               0.1                                  1           0.1
  2.27                            2,500,000               0.1                                  1           0.1
  2.28                            2,150,000               0.1                                  1           0.1
  2.29                            2,000,000               0.1                                  1           0.1
  2.30                            2,000,000               0.1                                  1           0.1
  2.31                            1,450,000               0.1                                  1           0.1
  2.32                                0                   0.0                                  1           0.0
  2.33                                0                   0.0                                  1           0.0
    3            126             130,000,000              6.3                 126              1           6.6
    4            120             100,000,000              4.8                 120              1           5.1
    5            437             77,500,000               3.7                 437              1           4.0
    6          89,165            50,200,000               2.4                89,165            1           2.6
  6.01                           17,382,687               0.8                                  1           0.9
  6.02                           14,685,373               0.7                                  1           0.7
  6.03                           11,388,657               0.5                                  1           0.6
  6.04                            6,743,284               0.3                                  1           0.3
    7          85,949            43,490,000               2.1                85,949            1           2.2
  7.01                           15,596,414               0.8                                  1           0.8
  7.02                           11,622,328               0.6                                  1           0.6
  7.03                            8,548,034               0.4                                  1           0.4
  7.04                            7,723,224               0.4                                  1           0.4
    8          19,885            41,464,994               2.0                19,868            1           2.1
  8.01                           21,553,973               1.0                                  1           1.1
  8.02                           14,590,984               0.7                                  1           0.7
  8.03                            5,320,037               0.3                                  1           0.3
    9            80              39,800,000               1.9                  80              1           2.0
  9.01                           10,580,620               0.5                                  1           0.5
  9.02                            9,277,211               0.4                                  1           0.5
  9.03                            5,520,324               0.3                                  1           0.3
  9.04                            4,216,914               0.2                                  1           0.2
  9.05                            2,990,175               0.1                                  1           0.2
  9.06                            2,951,840               0.1                                  1           0.2
  9.07                            1,341,745               0.1                                  1           0.1
  9.08                            1,226,739               0.1                                  1           0.1
  9.09                             851,050                0.0                                  1           0.0
  9.10                             843,383                0.0                                  1           0.0
   10            123             36,263,716               1.7                 123              1           1.8
  10.01                          27,426,211               1.3                                  1           1.4
  10.02                           1,871,705               0.1                                  1           0.1
  10.03                           1,241,437               0.1                                  1           0.1
  10.04                            977,870                0.0                                  1           0.0
  10.05                            962,591                0.0                                  1           0.0
  10.06                            924,393                0.0                                  1           0.0
  10.07                            840,357                0.0                                  1           0.0
  10.08                            762,433                0.0                                  1           0.0
  10.09                            664,646                0.0                                  1           0.0
  10.10                            592,070                0.0                                  1           0.0
   11          116,041           34,000,000               1.6               116,041            1           1.7
  11.01                           5,419,000               0.3                                  1           0.3
  11.02                           5,100,000               0.2                                  1           0.3
  11.03                           3,875,000               0.2                                  1           0.2
  11.04                           3,358,000               0.2                                  1           0.2
  11.05                           2,970,000               0.1                                  1           0.2
  11.06                           2,590,000               0.1                                  1           0.1
  11.07                           2,130,000               0.1                                  1           0.1
  11.08                           1,953,000               0.1                                  1           0.1
  11.09                           1,720,000               0.1                                  1           0.1
  11.10                           1,240,000               0.1                                  1           0.1
  11.11                           1,211,000               0.1                                  1           0.1
  11.12                            800,000                0.0                                  1           0.0
  11.13                            560,000                0.0                                  1           0.0
  11.14                            505,000                0.0                                  1           0.0
  11.15                            290,000                0.0                                  1           0.0
  11.16                            279,000                0.0                                  1           0.0
   12            199             32,000,000               1.5                 199              1           1.6
   13          96,519            30,499,990               1.5                96,519            1           1.6
   14            61              26,348,192               1.3                  61              1           1.3
  14.01                           3,311,746               0.2                                  1           0.2
  14.02                           2,519,319               0.1                                  1           0.1
  14.03                           2,093,203               0.1                                  1           0.1
  14.04                           1,988,543               0.1                                  1           0.1
  14.05                           1,599,805               0.1                                  1           0.1
  14.06                           1,412,912               0.1                                  1           0.1
  14.07                           1,364,320               0.1                                  1           0.1
  14.08                           1,255,922               0.1                                  1           0.1
  14.09                           1,248,446               0.1                                  1           0.1
  14.10                           1,196,116               0.1                                  1           0.1
  14.11                           1,106,407               0.1                                  1           0.1
  14.12                            971,844                0.0                                  1           0.0
  14.13                            859,708                0.0                                  1           0.0
  14.14                            859,708                0.0                                  1           0.0
  14.15                            747,572                0.0                                  1           0.0
  14.16                            747,572                0.0                                  1           0.0
  14.17                            717,670                0.0                                  1           0.0
  14.18                            702,718                0.0                                  1           0.0
  14.19                            616,747                0.0                                  1           0.0
  14.20                            598,058                0.0                                  1           0.0
  14.21                            429,854                0.0                                  1           0.0
   15            117             26,000,000               1.3                 117              1           1.3
   16            231             25,000,000               1.2                 231              1           1.3
   17            102             25,000,000               1.2                 102              1           1.3
   18            63              24,241,055               1.2                  63              1           1.2
  18.01                           2,415,188               0.1                                  1           0.1
  18.02                           2,080,777               0.1                                  1           0.1
  18.03                           1,790,955               0.1                                  1           0.1
  18.04                           1,746,367               0.1                                  1           0.1
  18.05                           1,690,632               0.1                                  1           0.1
  18.06                           1,560,583               0.1                                  1           0.1
  18.07                           1,486,269               0.1                                  1           0.1
  18.08                           1,449,113               0.1                                  1           0.1
  18.09                           1,211,310               0.1                                  1           0.1
  18.10                           1,122,133               0.1                                  1           0.1
  18.11                           1,070,114               0.1                                  1           0.1
  18.12                            984,654                0.0                                  1           0.1
  18.13                            966,075                0.0                                  1           0.0
  18.14                            966,075                0.0                                  1           0.0
  18.15                            928,918                0.0                                  1           0.0
  18.16                            928,918                0.0                                  1           0.0
  18.17                            750,566                0.0                                  1           0.0
  18.18                            587,076                0.0                                  1           0.0
  18.19                            505,332                0.0                                  1           0.0
   19            108             23,000,000               1.1                 108              1           1.2
   20            115             22,750,000               1.1                 115              1           1.2
   21            176             22,500,000               1.1                 176              1           1.1
   22            183             22,400,000               1.1                 183              1           1.1
   23            170             21,000,000               1.0                 170              1           1.1
   24            354             20,400,000               1.0                 354              1           1.0
   25            697             20,000,000               1.0                 697              1           1.0
   26          69,271            19,950,000               1.0                69,271            1           1.0
   27            330             19,854,763               1.0                 330              1           1.0
   28          86,124            18,000,000               0.9                86,124            1           0.9
   29          119,205           18,000,000               0.9               119,205            1           0.9
   30            142             17,750,000               0.9                 142              1           0.9
   31          97,143            17,000,000               0.8                97,143            1           0.9
   32          63,281            16,200,000               0.8                63,281            2
   33            201             15,500,000               0.7                 201              1           0.8
  33.01                          11,500,000               0.6                                  1           0.6
  33.02                           3,000,000               0.1                                  1           0.2
  33.03                           1,000,000               0.0                                  1           0.1
   34            154             15,360,000               0.7                 154              1           0.8
   35          111,682           15,271,822               0.7               111,473            1           0.8
   36          85,882            14,580,739               0.7                85,769            1           0.7
   37          47,297            13,985,297               0.7                47,248            2
   38            68              13,968,558               0.7                  67              1           0.7
   39            192             13,800,000               0.7                 192              1           0.7
   40            15              13,200,000               0.6                  15              1           0.7
   41          86,620            12,283,739               0.6                86,505            1           0.6
   42            102             12,160,000               0.6                 102              1           0.6
   43            231             12,000,000               0.6                 231              1           0.6
   44            97              12,000,000               0.6                  97              1           0.6
   45            49              11,850,000               0.6                  49              1           0.6
   46            136             10,800,000               0.5                 136              1           0.6
   47            71              10,800,000               0.5                  71              1           0.6
   48          35,069            10,100,000               0.5                35,069            2
  48.01                           5,432,576               0.3                                  2
  48.02                           4,667,424               0.2                                  2
   49          81,967            10,000,000               0.5                81,967            1           0.5
   50            139             10,000,000               0.5                 139              1           0.5
   51            85               9,500,000               0.5                  85              1           0.5
   52            112              9,500,000               0.5                 112              1           0.5
   53          98,958             9,487,077               0.5                98,824            1           0.5
   54          36,667             9,350,000               0.5                36,667            1           0.5
   55          69,767             9,000,000               0.4                69,767            1           0.5
   56            120              9,000,000               0.4                 120              1           0.5
   57            152              8,787,121               0.4                 152              1           0.4
   58          68,811             8,585,226               0.4                68,682            1           0.4
   59          66,406             8,500,000               0.4                66,406            1           0.4
   60          31,022             8,500,000               0.4                31,022            2
   61            73               8,300,000               0.4                  73              1           0.4
   62            67               8,275,393               0.4                  67              1           0.4
   63            106              8,250,000               0.4                 106              1           0.4
   64            67               8,000,000               0.4                  67              1           0.4
   65            160              8,000,000               0.4                 160              1           0.4
   66            44               7,988,227               0.4                  44              1           0.4
   67            80               7,950,000               0.4                  80              1           0.4
   68            47               7,900,000               0.4                  47              1           0.4
   69          32,083             7,700,000               0.4                32,083            2
   70          44,186             7,600,000               0.4                44,186            2
   71          44,118             7,500,000               0.4                44,118            1           0.4
   72            411              7,492,813               0.4                 410              1           0.4
   73            62               7,400,000               0.4                  62              1           0.4
   74            321              7,150,000               0.3                 321              1           0.4
   75            95               7,050,000               0.3                  95              1           0.4
   76            533              7,000,000               0.3                 533              1           0.4
   77            62               6,875,000               0.3                  62              1           0.4
   78            177              6,650,000               0.3                 177              1           0.3
   79            136              6,618,287               0.3                 136              1           0.3
   80            132              6,500,000               0.3                 132              1           0.3
   81          45,139             6,500,000               0.3                45,139            2
   82            145              6,400,000               0.3                 145              1           0.3
   83          51,148             6,240,000               0.3                51,148            2
   84            50               6,000,000               0.3                  50              1           0.3
   85            196              5,900,000               0.3                 196              1           0.3
   86            163              5,700,000               0.3                 163              1           0.3
   87          41,667             5,500,000               0.3                41,667            2
   88          63,218             5,500,000               0.3                63,218            1           0.3
   89          45,041             5,442,838               0.3                44,982            1           0.3
   90            210              5,410,000               0.3                 210              1           0.3
   91            238              5,400,000               0.3                 238              1           0.3
   92           5,806             5,392,945               0.3                5,799             1           0.3
   93          66,563             5,317,743               0.3                66,472            1           0.3
   94            105              5,310,000               0.3                 105              1           0.3
   95          79,104             5,294,460               0.3                79,022            2
   96            73               5,275,000               0.3                  73              1           0.3
   97            112              5,000,000               0.2                 112              1           0.3
   98            173              4,900,000               0.2                 173              1           0.2
   99            187              4,840,000               0.2                 187              1           0.2
   100           195              4,800,000               0.2                 195              1           0.2
   101         22,222             4,800,000               0.2                22,222            2
   102           107              4,800,000               0.2                 107              1           0.2
   103           185              4,780,098               0.2                 184              1           0.2
   104           90               4,750,000               0.2                  90              1           0.2
   105           75               4,700,000               0.2                  75              1           0.2
   106           76               4,615,681               0.2                  76              1           0.2
 106.01                           1,496,978               0.1                                  1           0.1
 106.02                           1,447,079               0.1                                  1           0.1
 106.03                           1,297,381               0.1                                  1           0.1
 106.04                            374,244                0.0                                  1           0.0
   107           105              4,600,000               0.2                 105              1           0.2
   108         21,770             4,550,000               0.2                21,770            2
   109           64               4,450,000               0.2                  64              1           0.2
   110           249              4,250,000               0.2                 249              1           0.2
   111           41               4,094,197               0.2                  41              1           0.2
   112           141              4,025,000               0.2                 141              1           0.2
   113           215              4,000,000               0.2                 215              1           0.2
   114          6,421             3,991,834               0.2                6,407             1           0.2
   115         17,411             3,892,359               0.2                17,377            2
   116           131              3,885,000               0.2                 131              1           0.2
   117           200              3,846,437               0.2                 199              1           0.2
   118           154              3,805,000               0.2                 154              1           0.2
   119           168              3,792,242               0.2                 168              1           0.2
   120           173              3,571,507               0.2                 173              1           0.2
   121           251              3,468,595               0.2                 251              1           0.2
   122         47,143             3,296,760               0.2                47,097            2
   123           51               3,000,000               0.1                  51              1           0.2
   124         75,000             3,000,000               0.1                75,000            2
   125         40,071             2,805,000               0.1                40,071            1           0.1
   126           62               2,800,000               0.1                  62              1           0.1
   127           106              2,712,276               0.1                 106              1           0.1
   128         41,375             2,648,000               0.1                41,375            1           0.1
   129           90               2,300,000               0.1                  90              1           0.1
   130         10,648             2,295,823               0.1                10,629            1           0.1
   131           332              2,150,000               0.1                 332              1           0.1
   132         22,849             1,965,000               0.1                22,849            2
   133           144              1,894,756               0.1                 143              1           0.1
   134           442              1,850,000               0.1                 442              1           0.1
   135         57,500             1,840,000               0.1                57,500            1           0.1
   136         25,781             1,650,000               0.1                25,781            2
   137         20,781             1,327,951               0.1                20,749            2
   138         18,958              908,598                0.0                18,929            2
   139         39,368              748,000                0.0                39,368            1           0.0




            % OF                                                              NET
            LOAN     CROSSED          RELATED         INTEREST   ADMIN.    MORTGAGE                   IO MONTHLY DEBT
 LOAN #    GROUP 2   LOAN(13)      BORROWER(14)        RATE %   FEE %(15) RATE %(15)   ACCRUAL TYPE   SERVICE ($)(16)
 ------    -------   --------      ------------        ------   --------- ----------   ------------   ---------------

    1                   No              15             4.9139    0.0309     4.8830      Actual/360
    2                   No                             4.9590    0.0509     4.9081      Actual/360       670,383.33
  2.01
  2.02
  2.03
  2.04
  2.05
  2.06
  2.07
  2.08
  2.09
  2.10
  2.11
  2.12
  2.13
  2.14
  2.15
  2.16
  2.17
  2.18
  2.19
  2.20
  2.21
  2.22
  2.23
  2.24
  2.25
  2.26
  2.27
  2.28
  2.29
  2.30
  2.31
  2.32
  2.33
    3                   No                             4.8060    0.0309     4.7751      Actual/360       527,881.25
    4                   No                             4.6901    0.0309     4.6592      Actual/360       396,270.02
    5                   No                             4.6470    0.0309     4.6161      Actual/360       304,287.07
    6                                    7             5.3175    0.0309     5.2866      Actual/360       225,538.32
  6.01
  6.02
  6.03
  6.04
    7                                    6             5.3175    0.0309     5.2866      Actual/360       195,391.66
  7.01
  7.02
  7.03
  7.04
    8                   No                             5.9330    0.0309     5.9021      Actual/360
  8.01
  8.02
  8.03
    9                   No                             5.6780    0.0319     5.6461      Actual/360       190,935.89
  9.01
  9.02
  9.03
  9.04
  9.05
  9.06
  9.07
  9.08
  9.09
  9.10
   10                 14, 18          14, 18           5.6820    0.0309     5.6511      Actual/360
  10.01
  10.02
  10.03
  10.04
  10.05
  10.06
  10.07
  10.08
  10.09
  10.10
   11                   No                             5.4700    0.0309     5.4391      Actual/360       157,135.88
  11.01
  11.02
  11.03
  11.04
  11.05
  11.06
  11.07
  11.08
  11.09
  11.10
  11.11
  11.12
  11.13
  11.14
  11.15
  11.16
   12                   No                             5.1100    0.0309     5.0791      Actual/360       138,159.26
   13                   No                             6.1700    0.0309     6.1391      Actual/360       158,998.85
   14                 10, 18          10, 18           5.6820    0.0309     5.6511      Actual/360
  14.01
  14.02
  14.03
  14.04
  14.05
  14.06
  14.07
  14.08
  14.09
  14.10
  14.11
  14.12
  14.13
  14.14
  14.15
  14.16
  14.17
  14.18
  14.19
  14.20
  14.21
   15                   No               1             5.0298    0.0309     4.9989      Actual/360       110,492.60
   16                   No            23, 42           5.4690    0.0309     5.4381      Actual/360       115,519.97
   17                   No                             5.5000    0.0309     5.4691      Actual/360       116,174.77
   18                 10, 14          10, 14           5.6820    0.0309     5.6511      Actual/360
  18.01
  18.02
  18.03
  18.04
  18.05
  18.06
  18.07
  18.08
  18.09
  18.10
  18.11
  18.12
  18.13
  18.14
  18.15
  18.16
  18.17
  18.18
  18.19
   19                   No                             4.9900    0.0409     4.9491      Actual/360
   20                   No                             5.3975    0.0309     5.3666      Actual/360       103,748.82
   21                   No                             5.0000    0.0609     4.9391      Actual/360       95,052.08
   22                   No                             5.4140    0.0309     5.3831      Actual/360       102,464.96
   23                   No            16, 42           5.2200    0.0309     5.1891      Actual/360       92,618.75
   24                   No                             5.1500    0.0309     5.1191      Actual/360       88,765.97
   25                   No              76             5.6000    0.0309     5.5691      Actual/360       94,629.63
   26                   No                             5.2100    0.0409     5.1691      Actual/360       87,819.25
   27                   No                             5.1800    0.0309     5.1491      Actual/360
   28                   No                             5.6940    0.0309     5.6631      Actual/360
   29                   No                             5.1800    0.0309     5.1491      Actual/360       78,779.17
   30                   No                             5.1800    0.0909     5.0891      Actual/360       77,685.01
   31                   No                             5.8000    0.0309     5.7691      Actual/360
   32          14.3     No                             5.0700    0.0309     5.0391      Actual/360       69,395.63
   33                   No                             5.0600    0.0309     5.0291      Actual/360       66,266.09
  33.01
  33.02
  33.03
   34                   No                             5.1800    0.0309     5.1491      Actual/360       67,224.89
   35                   No              58             7.4000    0.0309     7.3691      Actual/360
   36                   41              41             5.8300    0.0309     5.7991      Actual/360
   37          12.4     No                             5.0500    0.0314     5.0186      Actual/360
   38                   No                             5.0500    0.0309     5.0191      Actual/360
   39                   No                             5.5800    0.0309     5.5491      Actual/360       65,061.25
   40                   No              84             5.3000    0.0809     5.2191      Actual/360       59,109.72
   41                   36              36             5.8190    0.0309     5.7881      Actual/360
   42                   No            16, 23           5.2442    0.0309     5.2133      Actual/360       53,879.30
   43                   No                             5.4900    0.0309     5.4591      Actual/360       55,662.50
   44                   No                             5.7900    0.0309     5.7591      Actual/360       58,704.17
   45                   No                             5.4180    0.0309     5.3871      Actual/360       54,245.84
   46                   No                             5.1500    0.0809     5.0691      Actual/360       46,993.75
   47                   No                             5.0900    0.0309     5.0591      Actual/360       46,446.25
   48           8.9     No                             5.2660    0.0309     5.2351      Actual/360
  48.01         4.8
                                    48.02 4.1
   49                   No                             5.9100    0.0409     5.8691      Actual/360
   50                   No                             4.9900    0.0309     4.9591      Actual/360       42,160.88
   51                   No              77             5.3500    0.0909     5.2591      Actual/360       42,942.42
   52                   No                             5.1300    0.0409     5.0891      Actual/360       41,176.56
   53                   No                             5.6700    0.0609     5.6091      Actual/360
   54                   No                             5.1300    0.0309     5.0991      Actual/360       40,526.41
   55                   No              71             5.5200    0.0409     5.4791      Actual/360
   56                   No                             5.4900    0.0309     5.4591      Actual/360       41,746.88
   57                   No                             5.2800    0.0309     5.2491      Actual/360
   58                   No              35             7.4000    0.0309     7.3691      Actual/360
   59                   No              88             5.6250    0.0309     5.5941      Actual/360
   60           7.5     No     69, 108, 132, 137, 138  5.0000    0.0309     4.9691      Actual/360       35,908.57
   61                   No                             5.2400    0.0309     5.2091      Actual/360       36,746.71
   62                   No                             5.5100    0.0309     5.4791      Actual/360
   63                   No                             5.2600    0.0309     5.2291      Actual/360       36,664.76
   64                   No                             5.3300    0.0709     5.2591      Actual/360       36,026.85
   65                   No                             5.3900    0.0309     5.3591      Actual/360       36,432.41
   66                   No                             5.2500    0.0309     5.2191      Actual/360
   67                   No                             5.2500    0.0309     5.2191      Actual/360       35,264.32
   68                   No                             5.2300    0.0909     5.1391      Actual/360       34,909.04
   69           6.8     No     60, 108, 132, 137, 138  5.0000    0.0309     4.9691      Actual/360       32,528.94
   70           6.7     No                             5.1463    0.0309     5.1154      Actual/360       33,045.92
   71                   No              55             5.5200    0.0409     5.4791      Actual/360
   72                   No                             5.4300    0.0309     5.3991      Actual/360
   73                   No                             5.3250    0.0309     5.2941      Actual/360
   74                   No                             5.2500    0.0309     5.2191      Actual/360       31,715.71
   75                   No                             5.4700    0.0309     5.4391      Actual/360       32,582.59
   76                   No              25             5.6000    0.0309     5.5691      Actual/360       33,120.37
   77                   No              51             5.2400    0.0709     5.1691      Actual/360       30,437.79
   78                   No                             5.4770    0.0309     5.4461      Actual/360       30,773.26
   79                   No                             5.2000    0.0309     5.1691      Actual/360
   80                   No                             5.1800    0.1409     5.0391      Actual/360
   81           5.8     No                             5.3000    0.0309     5.2691      Actual/360       29,107.06
   82                   No                             5.1000    0.0309     5.0691      Actual/360       27,577.78
   83           5.5     No                             5.3500    0.0309     5.3191      Actual/360
   84                   No              40             5.4000    0.0909     5.3091      Actual/360       27,375.00
   85                   No                             5.6000    0.0309     5.5691      Actual/360       27,915.74
   86                   No                             5.2320    0.0309     5.2011      Actual/360       25,197.17
   87           4.9     No                             5.2095    0.0309     5.1786      Actual/360       24,208.50
   88                   No              59             5.6250    0.0309     5.5941      Actual/360
   89                   No                             5.8500    0.0309     5.8191      Actual/360
   90                   No                             5.6100    0.0309     5.5791      Actual/360       25,643.02
   91                   No                             5.2450    0.0309     5.2141      Actual/360       23,930.31
   92                   No                             5.8800    0.0309     5.8491      Actual/360
   93                   No                             5.6600    0.0409     5.6191      Actual/360
   94                   No              96             5.3600    0.0409     5.3191      Actual/360
   95           4.7     No                             5.0700    0.0309     5.0391      Actual/360
   96                   No              94             5.3600    0.0909     5.2691      Actual/360       23,888.91
   97                   No                             5.1500    0.0309     5.1191      Actual/360
   98                   No              112            5.2050    0.0309     5.1741      Actual/360       21,548.94
   99                   No                             5.4537    0.0309     5.4228      Actual/360       22,302.10
   100                  No                             5.7400    0.0309     5.7091      Actual/360       23,278.89
   101          4.2     No                             4.9950    0.0309     4.9641      Actual/360       20,257.50
   102                  No                             5.6600    0.0309     5.6291      Actual/360       22,954.44
   103                  No                             5.4500    0.0309     5.4191      Actual/360
   104                  No                             5.2090    0.0309     5.1781      Actual/360       20,905.33
   105                  No                             5.2500    0.0909     5.1591      Actual/360
   106                  No                             5.5610    0.0309     5.5301      Actual/360
 106.01
 106.02
 106.03
 106.04
   107                  No                             5.3500    0.0309     5.3191      Actual/360       20,793.17
   108          4.0     No     60, 69, 132, 137, 138   5.0000    0.0309     4.9691      Actual/360       19,221.64
   109                  No                             5.2700    0.0309     5.2391      Actual/360
   110                  No                             5.4500    0.0309     5.4191      Actual/360       19,570.17
   111                  No                             5.4600    0.0809     5.3791      Actual/360
   112                  No              98             5.2050    0.0309     5.1741      Actual/360       17,700.92
   113                  No                             5.6250    0.0309     5.5941      Actual/360
   114                  No                             5.5000    0.0309     5.4691      Actual/360
   115          3.4     No                             5.6900    0.0309     5.6591      Actual/360
   116                  No                             5.2340    0.0309     5.2031      Actual/360
   117                  No                             5.5700    0.0409     5.5291      Actual/360
   118                  No                             5.3750    0.0309     5.3441      Actual/360
   119                  No                             5.5000    0.0309     5.4691      Actual/360
   120                  No                             5.3500    0.0309     5.3191      Actual/360
   121                  No                             5.3350    0.0309     5.3041      Actual/360
   122          2.9     No                             5.3300    0.0309     5.2991      Actual/360
   123                  No                             5.4100    0.0709     5.3391      Actual/360       13,053.82
   124          2.7     No                             5.2500    0.0309     5.2191      Actual/360       13,307.29
   125                  No         135, 136, 139       6.0700    0.0409     6.0291      Actual/360
   126                  No                             5.3500    0.0309     5.3191      Actual/360
   127                  No                             5.7300    0.0309     5.6991      Actual/360
   128                  No                             4.9800    0.0609     4.9191      Actual/360
   129                  No                             5.3000    0.0909     5.2091      Actual/360       10,299.42
   130                  No                             6.0330    0.0309     6.0021      Actual/360
   131                  No                             5.2000    0.0309     5.1691      Actual/360        9,446.06
   132          1.7     No     60, 69, 108, 137, 138   5.0000    0.0309     4.9691      Actual/360        8,301.22
   133                  No                             5.9300    0.0309     5.8991      Actual/360
   134                  No                             5.7400    0.0309     5.7091      Actual/360
   135                  No         125, 136, 139       5.4400    0.1409     5.2991      Actual/360
   136          1.5     No         125, 135, 139       6.0700    0.1409     5.9291      Actual/360
   137          1.2     No     60, 69, 108, 132, 138   5.0000    0.0309     4.9691      Actual/360
   138          0.8     No     60, 69, 108, 132, 137   5.0000    0.0309     4.9691      Actual/360
   139                  No         125, 135, 136       6.0700    0.1409     5.9291      Actual/360




              IO ANNUAL       MONTHLY P&I DEBT    ANNUAL P&I DEBT               FIRST PAYMENT    REM.
 LOAN #   DEBT SERVICE ($)       SERVICE ($)        SERVICE ($)     NOTE DATE     DATE(17)     TERM(17)     REM. AMORT
 ------   -----------------      -----------        -----------     ---------     --------     --------     ----------

    1                            999,355.19        11,992,262.28    6/10/2005         8/1/2005    59           359
    2        8,044,600.00                                           7/22/2005         9/5/2005    60            0
  2.01
  2.02
  2.03
  2.04
  2.05
  2.06
  2.07
  2.08
  2.09
  2.10
  2.11
  2.12
  2.13
  2.14
  2.15
  2.16
  2.17
  2.18
  2.19
  2.20
  2.21
  2.22
  2.23
  2.24
  2.25
  2.26
  2.27
  2.28
  2.29
  2.30
  2.31
  2.32
  2.33
    3        6,334,575.00                                           6/7/2005          8/1/2005    83            0
    4        4,755,240.28                                           6/1/2005          7/1/2005    58            0
    5        3,651,444.79                                           7/8/2005          9/1/2005    84            0
    6        2,706,459.79        302,824.79        3,633,897.48     6/17/2005         8/1/2005    119          300
  6.01
  6.02
  6.03
  6.04
    7        2,344,699.93        262,347.61        3,148,171.32     6/17/2005         8/1/2005    119          300
  7.01
  7.02
  7.03
  7.04
    8                            247,028.65        2,964,343.80     6/10/2005         8/8/2005    119          359
  8.01
  8.02
  8.03
    9        2,291,230.72        230,444.80        2,765,337.60     6/23/2005         8/1/2005    119          360
  9.01
  9.02
  9.03
  9.04
  9.05
  9.06
  9.07
  9.08
  9.09
  9.10
   10                            226,957.59        2,723,491.08     6/8/2005          8/1/2005    119          299
  10.01
  10.02
  10.03
  10.04
  10.05
  10.06
  10.07
  10.08
  10.09
  10.10
   11        1,885,630.56        192,408.78        2,308,905.36     6/20/2005         8/8/2005    119          360
  11.01
  11.02
  11.03
  11.04
  11.05
  11.06
  11.07
  11.08
  11.09
  11.10
  11.11
  11.12
  11.13
  11.14
  11.15
  11.16
   12        1,657,911.11        173,940.61        2,087,287.32     7/1/2005          8/8/2005    119          360
   13        1,907,986.18        186,209.64        2,234,515.68     7/19/2005         9/8/2005    60           360
   14                            164,900.98        1,978,811.76     6/8/2005          8/1/2005    119          299
  14.01
  14.02
  14.03
  14.04
  14.05
  14.06
  14.07
  14.08
  14.09
  14.10
  14.11
  14.12
  14.13
  14.14
  14.15
  14.16
  14.17
  14.18
  14.19
  14.20
  14.21
   15        1,325,911.17                                           6/15/2005         8/1/2005    59            0
   16        1,386,239.58        141,461.39        1,697,536.68     6/9/2005          8/1/2005    119          360
   17        1,394,097.22                                           5/2/2005          6/7/2005    117           0
   18                            151,713.40        1,820,560.80     6/8/2005          8/1/2005    119          299
  18.01
  18.02
  18.03
  18.04
  18.05
  18.06
  18.07
  18.08
  18.09
  18.10
  18.11
  18.12
  18.13
  18.14
  18.15
  18.16
  18.17
  18.18
  18.19
   19                            134,321.74        1,611,860.88     7/11/2005         9/1/2005    120          300
   20        1,244,985.85        127,712.75        1,532,553.00     3/7/2005          5/5/2005    116          360
   21        1,140,625.00                                           6/29/2005         8/1/2005    119           0
   22        1,229,579.56        125,978.72        1,511,744.64     4/22/2005         6/1/2005    117          360
   23        1,111,425.00        115,572.88        1,386,874.56     5/19/2005         7/1/2005    118          360
   24        1,065,191.67        111,389.35        1,336,672.20     7/21/2005         9/1/2005    120          360
   25        1,135,555.56        114,815.80        1,377,789.60     6/30/2005         8/8/2005    179          360
   26        1,053,831.04        109,670.89        1,316,050.68     7/31/2005         9/1/2005    120          360
   27                            108,890.36        1,306,684.32     6/27/2005         8/8/2005    119          359
   28                            112,630.82        1,351,569.84     7/22/2005         9/1/2005    120          300
   29         945,350.00          98,617.69        1,183,412.28     6/27/2005         8/5/2005    119          360
   30         932,220.14          97,248.00        1,166,976.00     7/11/2005         9/1/2005    120          360
   31                             99,748.02        1,196,976.24     7/20/2005         9/1/2005    120          360
   32         832,747.50          87,659.47        1,051,913.64     6/15/2005         8/8/2005    119          360
   33         795,193.08          83,776.65        1,005,319.80     7/28/2005         9/8/2005    120          360
  33.01
  33.02
  33.03
   34         806,698.67          84,153.76        1,009,845.12     6/22/2005         8/1/2005    119          360
   35                            105,937.33        1,271,247.96     4/22/2005         6/6/2005    117          357
   36                             92,556.67        1,110,680.04     6/6/2005          8/1/2005    119          299
   37                             75,583.42         907,001.04      6/30/2005         8/1/2005    119          359
   38                             75,583.42         907,001.04      5/20/2005         7/5/2005    118          358
   39         780,735.00          79,048.95         948,587.40      6/29/2005         8/8/2005    119          360
   40         709,316.67          73,300.12         879,601.44      5/13/2005         7/5/2005    118          360
   41                             77,893.78         934,725.36      6/6/2005          8/1/2005    119          299
   42         646,551.59          67,104.29         805,251.48      4/7/2005          6/1/2005    117          360
   43         667,950.00          68,059.41         816,712.92      6/14/2005         8/5/2005    119          360
   44         704,450.00          72,233.56         866,802.72      6/29/2005         8/5/2005    119          336
   45         650,950.13          68,602.99         823,235.88      3/3/2005          4/6/2005    115          336
   46         563,925.00          58,970.83         707,649.96      6/28/2005         8/8/2005    119          360
   47         557,355.00          58,572.23         702,866.76      6/30/2005         8/5/2005    119          360
   48                             55,872.71         670,472.52      7/28/2005         9/1/2005    120          360
  48.01
  48.02
   49                             63,881.11         766,573.32      7/1/2005          9/1/2005    120          300
   50         505,930.56          53,621.06         643,452.72      6/1/2005          7/8/2005    58           360
   51         515,309.03          53,049.30         636,591.60      6/6/2005          8/1/2005    119          360
   52                             51,755.49         621,065.88      8/6/2005          9/1/2005    121          360
   53                             59,306.70         711,680.40      6/22/2005         8/1/2005    119          299
   54         486,316.88          50,938.30         611,259.60      6/7/2005          7/8/2005    118          360
   55                             55,375.42         664,505.04      7/15/2005         9/1/2005    120          300
   56         500,962.50                                            6/21/2005         8/8/2005    119           0
   57                             52,889.67         634,676.04      7/5/2005          8/5/2005    131          299
   58                             59,553.86         714,646.32      4/22/2005         6/6/2005    117          357
   59                             48,930.79         587,169.48      7/13/2005         9/1/2005    120          360
   60         430,902.78          45,629.84         547,558.08      6/27/2005         8/8/2005    119          360
   61         440,960.56          45,781.51         549,378.12      6/14/2005         8/5/2005    119          360
   62                             51,018.84         612,226.08      6/6/2005          7/8/2005    118          298
   63         439,977.08          45,607.92         547,295.04      5/27/2005         7/8/2005    118          360
   64                             44,573.53         534,882.36      8/15/2005         9/1/2005    121          360
   65         437,188.89                                            7/15/2005         9/1/2005    120           0
   66                             47,939.82         575,277.84      6/30/2005         8/8/2005    119          299
   67         423,171.88          43,900.19         526,802.28      6/30/2005         8/5/2005    119          360
   68                             43,526.28         522,315.36      8/15/2005         9/1/2005    121          360
   69         390,347.22          41,335.26         496,023.12      6/27/2005         8/8/2005    119          360
   70         396,551.01          41,480.67         497,768.04      5/27/2005         7/5/2005    58           360
   71                             46,146.18         553,754.16      7/15/2005         9/1/2005    120          300
   72                             42,255.37         507,064.44      6/23/2005         8/8/2005    119          359
   73                             41,207.50         494,490.00      7/27/2005         9/1/2005    120          360
   74         380,588.54          39,482.56         473,790.72      6/30/2005         8/1/2005    119          360
   75         390,991.04          41,039.49         492,473.88      6/10/2005         8/5/2005    119          336
   76         397,444.44          40,185.53         482,226.36      6/30/2005         8/8/2005    179          360
   77         365,253.47          37,921.43         455,057.16      4/7/2005          6/1/2005    57           360
   78         369,279.12          37,662.06         451,944.72      7/22/2005         9/1/2005    120          360
   79                             36,378.60         436,543.20      6/14/2005         8/1/2005    119          359
   80                             35,611.94         427,343.28      7/10/2005         9/1/2005    120          360
   81         349,284.72          36,094.80         433,137.60      5/27/2005         7/8/2005    118          360
   82         330,933.33          34,748.79         416,985.48      6/27/2005         8/1/2005    119          360
   83                             34,845.01         418,140.12      7/1/2005          9/1/2005    120          360
   84         328,500.00          33,691.85         404,302.20      7/1/2005          8/5/2005    59           360
   85         334,988.89          33,870.66         406,447.92      6/9/2005          8/8/2005    119          360
   86         302,366.00          31,412.09         376,945.08      7/21/2005         9/1/2005    120          360
   87         290,501.98          30,233.38         362,800.56      7/14/2005         9/1/2005    120          360
   88                             31,661.10         379,933.20      7/13/2005         9/1/2005    120          360
   89                             34,616.41         415,396.92      6/29/2005         8/1/2005    59           299
   90         307,716.29          31,959.90         383,518.80      4/26/2005         6/5/2005    81           336
   91         287,163.75          29,802.28         357,627.36      6/29/2005         8/1/2005    119          360
   92                             34,397.25         412,767.00      6/23/2005         8/5/2005    119          299
   93                             33,210.91         398,530.92      6/28/2005         8/1/2005    119          299
   94                             29,684.84         356,218.08      7/22/2005         9/1/2005    120          360
   95                             28,678.72         344,144.64      6/16/2005         8/8/2005    119          359
   96                             29,489.17         353,870.04      8/15/2005         9/1/2005    121          360
   97                             27,301.31         327,615.72      7/15/2005         9/1/2005    120          360
   98         258,587.29          26,921.57         323,058.84      6/29/2005         8/8/2005    119          360
   99         267,625.18          27,340.55         328,086.60      6/9/2005          8/7/2005    119          360
   100        279,346.67          28,743.75         344,925.00      5/12/2005         7/8/2005    118          336
   101        243,090.00          25,752.77         309,033.24      7/13/2005         9/8/2005    120          360
   102        275,453.33          28,105.29         337,263.48      6/6/2005          7/8/2005    118          348
   103                            27,103.48         325,241.76      3/18/2005         5/1/2005    116          356
   104        250,863.99                                            7/12/2005         9/1/2005    120           0
   105                            25,953.58         311,442.96      7/31/2005         9/1/2005    120          360
   106                            26,437.52         317,250.24      5/13/2005         7/1/2005    58           358
 106.01
 106.02
 106.03
 106.04
   107        249,518.06          25,687.03         308,244.36      4/21/2005         6/1/2005    117          360
   108        230,659.72          24,425.38         293,104.56      6/27/2005         8/8/2005    119          360
   109                            24,628.22         295,538.64      7/6/2005          9/1/2005    120          360
   110        234,842.01          23,997.88         287,974.56      5/25/2005         7/8/2005    118          360
   111                            25,079.74         300,956.88      6/15/2005         8/7/2005    119          299
   112        212,410.99          22,114.15         265,369.80      6/29/2005         8/8/2005    119          360
   113                            23,026.26         276,315.12      8/1/2005          9/1/2005    120          360
   114                            22,711.56         272,538.72      5/12/2005         7/5/2005    118          358
   115                            22,610.91         271,330.92      5/12/2005         7/8/2005    118          358
   116                            21,414.63         256,975.56      7/8/2005          9/1/2005    120          360
   117                            22,029.26         264,351.12      6/29/2005         8/1/2005    119          359
   118                            23,082.84         276,994.08      7/15/2005         9/1/2005    120          300
   119                            21,575.98         258,911.76      5/17/2005         7/1/2005    118          358
   120                            19,963.29         239,559.48      7/1/2005          8/1/2005    59           359
   121                            19,355.71         232,268.52      6/15/2005         8/1/2005    119          359
   122                            18,386.58         220,638.96      6/21/2005         8/1/2005    119          359
   123                            16,864.66         202,375.92      8/15/2005         9/1/2005    121          360
   124        159,687.50                                            5/27/2005         7/8/2005    58            0
   125                            16,943.84         203,326.08      7/31/2005         9/1/2005    180          360
   126                            15,635.58         187,626.96      7/11/2005         9/8/2005    120          360
   127                            15,838.64         190,063.68      5/5/2005          6/8/2005    117          357
   128                            14,182.69         170,192.28      7/15/2005         9/1/2005    120          360
   129        123,593.06                                            7/20/2005         9/1/2005    120           0
   130                            13,838.50         166,062.00      5/27/2005         7/1/2005    118          358
   131        113,352.78                                            7/7/2005          8/8/2005    59            0
   132        99,614.58           10,548.54         126,582.48      6/27/2005         8/8/2005    119          360
   133                            12,160.56         145,926.72      5/24/2005         7/8/2005    118          298
   134                            10,784.35         129,412.20      7/27/2005         9/8/2005    120          360
   135                            10,378.16         124,537.92      7/31/2005         9/1/2005    120          360
   136                            9,966.96          119,603.52      7/31/2005         9/1/2005    180          360
   137                            7,775.05           93,300.60      6/27/2005         8/8/2005    119          299
   138                            5,319.77           63,837.24      6/27/2005         8/8/2005    119          299
   139                            4,518.36           54,220.32      7/31/2005         9/1/2005    180          360




                                                                                     FINAL
               I/O                       PAYMENT     GRACE   MATURITY/              MATURITY  MATURITY/ARD
 LOAN #   PERIOD(17),(18)   SEASONING    DUE DATE   PERIOD    ARD DATE   ARD LOAN     DATE    BALANCE ($)(12)
 ------   ---------------   ---------    --------   -------   --------   --------     ----    ---------------

    1           0               1           1          0      7/1/2010      No                  173,160,002
    2          60               0           5          0      8/5/2010      No                  160,000,000
  2.01                                                                                           14,000,000
  2.02                                                                                           11,000,000
  2.03                                                                                            8,500,000
  2.04                                                                                            8,200,000
  2.05                                                                                            7,500,000
  2.06                                                                                            7,250,000
  2.07                                                                                            6,750,000
  2.08                                                                                            6,500,000
  2.09                                                                                            6,500,000
  2.10                                                                                            6,500,000
  2.11                                                                                            6,000,000
  2.12                                                                                            5,600,000
  2.13                                                                                            5,350,000
  2.14                                                                                            5,000,000
  2.15                                                                                            5,000,000
  2.16                                                                                            4,850,000
  2.17                                                                                            4,500,000
  2.18                                                                                            4,200,000
  2.19                                                                                            4,000,000
  2.20                                                                                            3,850,000
  2.21                                                                                            3,850,000
  2.22                                                                                            3,250,000
  2.23                                                                                            3,150,000
  2.24                                                                                            3,100,000
  2.25                                                                                            2,850,000
  2.26                                                                                            2,650,000
  2.27                                                                                            2,500,000
  2.28                                                                                            2,150,000
  2.29                                                                                            2,000,000
  2.30                                                                                            2,000,000
  2.31                                                                                            1,450,000
  2.32                                                                                                    0
  2.33                                                                                                    0
    3          84               1           1          0      7/1/2012      No                  130,000,000
    4          60               2           1          6      6/1/2010      No                  100,000,000
    5          84               0           1          0      8/1/2012      No                   77,500,000
    6          60               1           1          0      7/1/2015      No                   44,901,989
  6.01                                                                                           15,548,151
  6.02                                                                                           13,135,507
  6.03                                                                                           10,186,720
  6.04                                                                                            6,031,610
    7          60               1           1          0      7/1/2015      No                   38,900,149
  7.01                                                                                           13,950,398
  7.02                                                                                           10,395,730
  7.03                                                                                            7,645,891
  7.04                                                                                            6,908,130
    8           0               1           8          0      7/8/2015      No                   35,126,593
  8.01                                                                                           18,259,201
  8.02                                                                                           12,360,584
  8.03                                                                                            4,506,808
    9          36               1           1          0      7/1/2015      No                   35,734,644
  9.01                                                                                            9,499,867
  9.02                                                                                            8,329,593
  9.03                                                                                            4,956,452
  9.04                                                                                            3,786,179
  9.05                                                                                            2,684,745
  9.06                                                                                            2,650,325
  9.07                                                                                            1,204,693
  9.08                                                                                            1,101,434
  9.09                                                                                              764,120
  9.10                                                                                              757,236
   10           0               1           1          5      7/1/2015      No                   27,817,809
  10.01                                                                                          21,038,580
  10.02                                                                                           1,435,781
  10.03                                                                                             952,303
  10.04                                                                                             750,122
  10.05                                                                                             738,401
  10.06                                                                                             709,100
  10.07                                                                                             644,636
  10.08                                                                                             584,861
  10.09                                                                                             509,849
  10.10                                                                                             454,175
   11          24               1           8          0      7/8/2015      No                   29,766,144
  11.01                                                                                           4,744,198
  11.02                                                                                           4,464,922
  11.03                                                                                           3,392,465
  11.04                                                                                           2,939,844
  11.05                                                                                           2,600,160
  11.06                                                                                           2,267,480
  11.07                                                                                           1,864,761
  11.08                                                                                           1,709,802
  11.09                                                                                           1,505,817
  11.10                                                                                           1,085,589
  11.11                                                                                           1,060,200
  11.12                                                                                             700,380
  11.13                                                                                             490,266
  11.14                                                                                             442,115
  11.15                                                                                             253,888
  11.16                                                                                             244,257
   12          36               1           8          0      7/8/2015      No                   28,393,177
   13          24               0           8          0      8/8/2010      No                   29,431,720
   14           0               1           1          5      7/1/2015      No                   20,211,634
  14.01                                                                                           2,540,432
  14.02                                                                                           1,932,564
  14.03                                                                                           1,605,691
  14.04                                                                                           1,525,406
  14.05                                                                                           1,227,207
  14.06                                                                                           1,083,841
  14.07                                                                                           1,046,566
  14.08                                                                                             963,415
  14.09                                                                                             957,680
  14.10                                                                                             917,538
  14.11                                                                                             848,722
  14.12                                                                                             745,499
  14.13                                                                                             659,480
  14.14                                                                                             659,480
  14.15                                                                                             573,461
  14.16                                                                                             573,461
  14.17                                                                                             550,523
  14.18                                                                                             539,053
  14.19                                                                                             473,105
  14.20                                                                                             458,769
  14.21                                                                                             329,740
   15          60               1           1          0      7/1/2010      No                   26,000,000
   16          60               1           1          5      7/1/2015      No                   23,216,588
   17          120              3           7          0      5/7/2015      No                   25,000,000
   18           0               1           1          5      7/1/2015      No                   18,595,255
  18.01                                                                                           1,852,685
  18.02                                                                                           1,596,159
  18.03                                                                                           1,373,837
  18.04                                                                                           1,339,634
  18.05                                                                                           1,296,879
  18.06                                                                                           1,197,119
  18.07                                                                                           1,140,114
  18.08                                                                                           1,111,611
  18.09                                                                                             929,193
  18.10                                                                                             860,786
  18.11                                                                                             820,882
  18.12                                                                                             755,325
  18.13                                                                                             741,074
  18.14                                                                                             741,074
  18.15                                                                                             712,571
  18.16                                                                                             712,571
  18.17                                                                                             575,757
  18.18                                                                                             450,345
  18.19                                                                                             387,639
   19           0               0           1          5      8/1/2015      No                   17,189,475
   20          24               4           5          0      4/5/2015      No                   19,881,432
   21          120              1           1          5      7/1/2015      No                   22,500,000
   22          60               3           1          5      5/1/2015      No                   20,785,841
   23          60               2           1          5      6/1/2015      No                   19,431,132
   24          48               0           1          5      8/1/2015      No                   18,495,447
   25          120              1           8          0      7/8/2020     Yes      7/8/2035     18,610,999
   26          36               0           1          5      8/1/2015      No                   17,738,411
   27           0               1           8          0      7/8/2015      No                   16,436,124
   28           0               0           1          5      8/1/2015      No                   13,793,118
   29          60               1           5          0      7/5/2015      No                   16,645,850
   30          36               0           1          5      8/1/2015      No                   15,772,206
   31           0               0           1          5      8/1/2015      No                   14,330,653
   32          60               1           8          0      7/8/2015      No                   14,956,725
   33          36               0           8          0      8/8/2015      No                   13,738,097
  33.01                                                                                          10,192,782
  33.02                                                                                           2,658,987
  33.03                                                                                             886,329
   34          36               1           1          5      7/1/2015      No                   13,649,209
   35           0               3           6          0      5/6/2015      No                   13,484,414
   36           0               1           1          5      7/1/2015      No                   11,241,526
   37           0               1           1          5      7/1/2015      No                   11,529,127
   38           0               2           5          0      6/5/2015      No                   11,528,406
   39          36               1           8          0      7/8/2015      No                   12,365,806
   40          24               2           5          0      6/5/2015      No                   11,508,059
   41           0               1           1          5      7/1/2015      No                    9,467,036
   42          60               3           1          5      5/1/2015      No                   11,255,931
   43          36               1           5          0      7/5/2015      No                   10,733,051
   44          24               1           5          0      7/3/2015      No                   10,353,454
   45          24               5           8          0      3/8/2015      No                   10,129,826
   46          24               1           8          0      7/8/2015      No                    9,381,257
   47          12               1           5          0      7/5/2015      No                    9,142,257
   48           0               0           1          5      8/1/2015      No                    8,374,698
  48.01                                                                                           4,504,572
  48.02                                                                                           3,870,125
   49           0               0           1          5      8/1/2015      No                    7,719,744
   50          24               2           8          0      6/8/2010      No                    9,557,108
   51          60               1           1          5      7/1/2015      No                    8,807,213
   52           1               0           1          5      9/1/2015      No                    7,842,326
   53           0               1           1          5      7/1/2015      No                    7,274,513
   54          60               2           8          0      6/8/2015      No                    8,639,962
   55           0               0           1          5      8/1/2015      No                    6,854,953
   56          120              1           8          0      7/8/2015      No                    9,000,000
   57           0               1           5          0      7/5/2016      No                    6,361,935
   58           0               3           6          0      5/6/2015      No                    7,580,414
   59           0               0           1          5      8/1/2015      No                    7,127,386
   60          36               1           8          0      7/8/2015      No                    7,523,973
   61          36               1           5          0      7/5/2015      No                    7,384,979
   62           0               2           8          0      6/8/2015      No                    6,319,737
   63          24               2           8          0      6/8/2015      No                    7,185,462
   64           1               0           1          5      9/1/2015      No                    6,646,291
   65          120              0           1          5      8/1/2015      No                    8,000,000
   66           0               1           8          0      7/8/2015      No                    6,035,979
   67          36               1           5          0      7/5/2015      No                    7,075,065
   68           1               0           1          5      9/1/2015      No                    6,542,438
   69          36               1           8          0      7/8/2015      No                    6,815,835
   70          24               2           5          0      6/5/2010      No                    7,273,339
   71           0               0           1          5      8/1/2015      No                    5,712,462
   72           0               1           8          0      7/8/2015      No                    6,251,627
   73           0               0           1          5      8/1/2015      No                    6,147,397
   74          24               1           1          5      7/1/2015      No                    6,226,169
   75          24               1           5          0      7/5/2015      No                    6,034,388
   76          120              1           8          0      7/8/2020     Yes      7/8/2035      6,513,850
   77          24               3           1          5      5/1/2010      No                    6,584,926
   78          24               0           1          5      8/1/2015      No                    5,822,503
   79           0               1           1          5      7/1/2015      No                    5,482,222
   80           0               0           1          5      8/1/2015      No                    5,374,882
   81          24               2           8          0      6/8/2015      No                    5,666,842
   82          24               1           1          5      7/1/2015      No                    5,552,313
   83           0               0           1          5      8/1/2015      No                    5,187,841
   84          12               1           5          0      7/5/2010      No                    5,663,077
   85          24               1           8          0      7/8/2015      No                    5,181,375
   86          60               0           1          5      8/1/2015      No                    5,275,056
   87          36               0           1          5      8/1/2015      No                    4,890,237
   88           0               0           1          5      8/1/2015      No                    4,611,838
   89           0               1           1          5      7/1/2010      No                    4,916,450
   90          48               3           5          0      5/5/2012      No                    5,163,659
   91          12               1           1          5      7/1/2015      No                    4,591,336
   92           0               1           5          0      7/5/2015      No                    4,164,928
   93           0               1           1          5      7/1/2015      No                    4,076,144
   94           0               0           1          5      8/1/2015      No                    4,416,043
   95           0               1           8          0      7/8/2015      No                    4,367,434
   96           1               0           1          5      9/1/2015      No                    4,386,541
   97           0               0           1          5      8/1/2015      No                    4,130,543
   98          24               1           8          0      7/8/2015      No                    4,262,138
   99          60               1           7          0      7/7/2015      No                    4,493,749
   100         24               2           8          0      6/8/2015      No                    4,136,054
   101         24               0           8          0      8/8/2015      No                    4,152,980
   102         12               2           8          0      6/8/2015      No                    4,076,115
   103          0               4           1          5      4/1/2015      No                    4,003,341
   104         120              0           1          5      8/1/2015      No                    4,750,000
   105          0               0           1          5      8/1/2015      No                    3,895,153
   106          0               2           1          5      6/1/2010      No                    4,300,503
 106.01                                                                                           1,394,758
 106.02                                                                                           1,348,266
 106.03                                                                                           1,208,790
 106.04                                                                                             348,689
   107         24               3           1          5      5/1/2015      No                    4,015,541
   108         36               1           8          0      7/8/2015      No                    4,027,539
   109          0               0           1          5      8/1/2015      No                    3,690,311
   110         36               2           8          0      6/8/2015      No                    3,797,989
   111          0               1           7          0      7/7/2015      No                    3,116,586
   112         24               1           8          0      7/8/2015      No                    3,501,041
   113          0               0           1          5      8/1/2015      No                    3,354,064
   114          0               2           5          0      6/5/2015      No                    3,341,240
   115          0               2           8          0      6/8/2015      No                    3,276,778
   116          0               0           1          5      8/1/2015      No                    3,218,077
   117          0               1           1          5      7/1/2015      No                    3,223,149
   118          0               0           1          5      8/1/2015      No                    2,883,363
   119          0               2           1          5      6/1/2015      No                    3,174,178
   120          0               1           1          5      7/1/2010      No                    3,314,252
   121          0               1           1          5      7/1/2015      No                    2,885,459
   122          0               1           1          5      7/1/2015      No                    2,742,083
   123          1               0           1          5      9/1/2015      No                    2,498,629
   124         60               2           8          0      6/8/2010      No                    3,000,000
   125          0               0           1          5      8/1/2020      No                    2,053,871
   126          0               0           8          0      8/8/2015      No                    2,327,878
   127          0               3           8          0      5/8/2015      No                    2,288,349
   128          0               0           1          5      8/1/2015      No                    2,175,504
   129         120              0           1          5      8/1/2015      No                    2,300,000
   130          0               2           1          5      6/1/2015      No                    1,952,365
   131         60               1           8          0      7/8/2010      No                    2,150,000
   132         36               1           8          0      7/8/2015      No                    1,739,366
   133          0               2           8          0      6/8/2015      No                    1,467,788
   134          0               0           8          0      8/8/2015      No                    1,556,693
   135          0               0           1          5      8/1/2015      No                    1,534,071
   136          0               0           1          5      8/1/2020      No                    1,208,161
   137          0               1           8          0      7/8/2015      No                      994,457
   138          0               1           8          0      7/8/2015      No                      680,418
   139          0               0           1          5      8/1/2020      No                      547,699




            MATURITY                REMAINING PREPAYMENT PROVISION                                                       MOST RECENT
LOAN #   LTV %(10),(11)    (PAYMENTS)(17),(19),(20),(21),(22),(23),(24),(25)    2003 NOI ($)(26)     2004 NOI ($)(26)      NOI ($)
------   --------------   ----------------------------------------------------  ----------------     ----------------      -------

  1           65.3                        LO(24),Def(28),O(7)                      9,621,075            15,023,996       15,039,068
  2           78.8                        LO(24),Def(31),O(5)                      14,261,782           14,523,650
 2.01                                                                               723,271               978,217
 2.02                                                                              1,167,123             1,037,896
 2.03                                                                               605,519               703,802
 2.04                                                                               744,348               744,743
 2.05                                                                               857,151               914,743
 2.06                                                                               709,325               638,333
 2.07                                                                               769,389               852,559
 2.08                                                                               799,839               606,556
 2.09                                                                               230,277               694,756
 2.10                                                                               662,515               693,012
 2.11                                                                               724,654               643,164
 2.12                                                                               352,303               355,787
 2.13                                                                               524,095               473,761
 2.14                                                                               355,210               418,204
 2.15                                                                                2,203                435,966
 2.16                                                                               597,284               503,199
 2.17                                                                                46,520               132,166
 2.18                                                                               491,330               565,180
 2.19                                                                               569,138               393,731
 2.20                                                                               329,735               305,543
 2.21                                                                               443,045               482,136
 2.22                                                                               272,119               337,545
 2.23                                                                               450,606               331,103
 2.24                                                                               343,348               198,035
 2.25                                                                               -55,797               -63,660
 2.26                                                                               296,062               243,262
 2.27                                                                               190,329               130,798
 2.28                                                                               409,652               263,647
 2.29                                                                               272,607               257,791
 2.30                                                                               225,212               134,817
 2.31                                                                               153,370               116,858
 2.32
 2.33
  3           51.4                        LO(24),Def(52),O(7)                      26,222,352           12,067,950       10,906,261
  4           42.9                       LO(24),Def(24),O(10)                      35,550,033           35,747,375
  5           45.6                        LO(24),Def(58),O(2)                      5,970,711             8,686,719        8,190,656
  6           67.0                    GRTR1%orYM(24),Def(93),O(2)                  5,729,222             5,620,675        5,855,621
 6.01                                                                              2,209,863             2,233,636        2,190,570
 6.02                                                                              1,171,569             1,177,350        1,346,627
 6.03                                                                              1,501,920             1,461,123        1,525,216
 6.04                                                                               845,870               748,566          793,208
  7           67.1                    GRTR1%orYM(24),Def(93),O(2)                  5,474,008             5,164,522        5,169,795
 7.01                                                                              1,864,883             1,969,510        1,996,114
 7.02                                                                              1,552,055             1,252,478        1,140,639
 7.03                                                                              1,340,981             1,032,679        1,054,380
 7.04                                                                               716,089               909,855          978,662
  8           62.5                        LO(24),Def(91),O(4)                                            3,773,568        4,239,169
 8.01                                                                                                    1,996,067        2,213,325
 8.02                                                                                                    1,275,591        1,460,666
 8.03                                                                                                     501,910          565,178
  9           68.8                        LO(24),Def(92),O(3)                      3,626,518             3,933,846        3,954,889
 9.01                                                                              1,142,457             1,089,043        1,111,982
 9.02                                                                               882,460              1,023,510         893,850
 9.03                                                                               417,088               545,007          609,301
 9.04                                                                               374,529               340,960          347,414
 9.05                                                                               363,273               320,732          362,187
 9.06
 9.07                                                                               103,086               130,178          133,270
 9.08                                                                               153,701               163,563          175,673
 9.09                                                                                79,104               241,533          243,999
 9.10                                                                               110,820               79,320           77,213
  10          58.6                        LO(24),Def(88),O(7)                      4,401,480             4,649,025        4,619,056
10.01                                                                              3,253,911             3,266,229        3,316,766
10.02                                                                               188,022               229,381          244,056
10.03                                                                               160,064               179,543          192,084
10.04                                                                               138,314               133,938          132,569
10.05                                                                                78,603               146,236          138,985
10.06                                                                                89,488               100,130          102,971
10.07                                                                               113,379               191,134          117,587
10.08                                                                               115,770               132,283          120,271
10.09                                                                               149,407               154,710          141,493
10.10                                                                               114,522               115,441          112,274
  11          55.7                        LO(24),Def(91),O(4)                      2,572,200             2,506,620        3,336,762
11.01                                                                               559,199               433,371          470,340
11.02                                                                               444,112               439,717          454,294
11.03                                                                                                                      465,813
11.04                                                                               205,802               293,276          397,162
11.05                                                                               249,543               277,084          270,774
11.06                                                                               235,369               209,514          214,982
11.07                                                                               202,012               197,453          188,328
11.08                                                                               220,468               180,225          178,377
11.09                                                                                                                      181,128
11.10                                                                               128,379               132,926          159,875
11.11                                                                               100,502               123,884          140,430
11.12                                                                                58,975               68,686           71,065
11.13                                                                                60,783               58,452           47,032
11.14                                                                                47,541               39,121           44,461
11.15                                                                                26,427               27,520           26,298
11.16                                                                                33,088               25,394           26,404
  12          69.1                        LO(24),Def(91),O(4)                                            2,382,744
  13          72.1                        LO(24),Def(32),O(4)                      3,340,514             3,658,008        3,390,341
  14          57.3                        LO(24),Def(88),O(7)                      3,435,611             3,643,322        3,920,345
14.01                                                                               451,067               425,956          457,110
14.02                                                                               262,215               248,898          261,660
14.03                                                                               276,993               256,644          271,172
14.04                                                                                96,841               164,937          205,694
14.05                                                                               219,343               232,197          208,138
14.06                                                                               169,343               193,420          223,358
14.07                                                                               201,726               247,536          272,131
14.08                                                                               200,450               201,156          189,663
14.09                                                                               133,984               132,613          145,476
14.10                                                                               175,202               147,192          177,832
14.11                                                                               210,362               242,436          217,150
14.12                                                                                89,874               116,356          166,875
14.13                                                                               147,952               138,247          120,554
14.14                                                                               160,623               258,087          236,873
14.15                                                                                53,594               55,120           73,519
14.16                                                                               112,337               102,146          158,551
14.17                                                                               114,892               108,571          130,675
14.18                                                                                94,057               73,913           78,725
14.19                                                                                72,834               92,417           100,570
14.20                                                                                69,342               81,684           88,284
14.21                                                                               122,580               123,796          136,335
  15          64.8                    LO(22),GRTR1%orYM(34),O(3)                   3,259,547             2,848,429
  16          70.4                        LO(24),Def(91),O(4)                      2,036,267             2,244,862        2,241,327
  17          66.8                     LO(24),Def(80),YM(9),O(4)                   2,758,636             2,907,139
  18          57.0                        LO(24),Def(88),O(7)                      3,396,081             3,329,179        3,597,974
18.01                                                                               463,649               423,697          484,072
18.02                                                                               258,205               312,166          301,292
18.03                                                                               191,030               195,317          203,384
18.04                                                                               230,155               218,612          235,460
18.05                                                                               208,500               175,593          226,861
18.06                                                                               155,275               166,260          261,618
18.07                                                                               263,764               271,012          227,266
18.08                                                                               178,748               146,546          143,034
18.09                                                                               166,400               156,987          166,896
18.10                                                                               171,784               160,942          127,777
18.11                                                                               158,035               152,377          136,093
18.12                                                                               151,653               147,486          182,349
18.13                                                                               184,492               164,878          192,125
18.14                                                                               176,875               207,656          202,238
18.15                                                                                95,195               96,384           105,406
18.16                                                                               101,787               108,411          120,451
18.17                                                                                70,940               64,292           76,736
18.18                                                                                71,667               65,795           76,867
18.19                                                                                97,927               94,768           128,049
  19          49.8                    LO(59),GRTR1%orYM(57),O(4)                   2,450,955             2,459,261        2,577,044
  20          67.4                        LO(24),Def(88),O(4)                       524,504                                310,499
  21          68.2                    LO(34),GRTR1%orYM(81),O(4)                   2,147,062             2,103,658         905,871
  22          74.2                        LO(24),Def(89),O(4)                      1,826,090             1,912,178
  23          70.4                        LO(24),Def(90),O(4)                      1,768,329             1,755,498        1,723,050
  24          66.1                        LO(24),Def(93),O(3)                                            1,560,630
  25          53.8                       LO(24),Def(148),O(7)                      1,349,439             1,477,455        1,648,951
  26          66.4                        LO(36),Def(80),O(4)                                            2,016,048        4,284,024
  27          62.0                        LO(24),Def(91),O(4)                      2,098,177             2,099,623
  28          50.9                        LO(24),Def(93),O(3)                      2,399,168             2,377,589        2,568,948
  29          67.9                        LO(24),Def(92),O(3)                      1,923,831             2,099,572        2,004,572
  30          65.7                        LO(36),Def(80),O(4)                      2,110,825             2,115,083        2,113,880
  31          51.4                        LO(24),Def(93),O(3)                      1,901,490             2,392,875        2,609,972
  32          64.5                        LO(24),Def(91),O(4)                      1,189,067             1,302,463        1,303,514
  33          56.5                        LO(24),Def(92),O(4)                      1,207,369             1,328,220        1,362,380
33.01                                                                               852,829               948,091          992,063
33.02                                                                               276,540               302,129          289,317
33.03                                                                                78,000               78,000           81,000
  34          70.7                        LO(24),Def(92),O(3)                      1,381,213             1,410,682        1,348,786
  35          61.3                        LO(24),Def(89),O(4)                      2,080,482             2,074,825        2,204,070
  36          53.5                        LO(24),Def(92),O(3)                      1,435,766             1,776,171        1,852,217
  37          64.1                        LO(24),Def(91),O(4)                      1,274,252             1,178,481        1,288,391
  38          62.0                        LO(24),Def(91),O(3)                       196,788              -234,998
  39          71.9                        LO(24),Def(91),O(4)                      1,015,205             1,075,441        1,061,037
  40          68.9                        LO(24),Def(90),O(4)                       449,514               696,115          605,128
  41          53.2                        LO(24),Def(92),O(3)                      1,037,461             1,404,406        1,518,201
  42          74.1                        LO(24),Def(89),O(4)                      1,217,916             1,202,706        1,199,155
  43          69.4                        LO(24),Def(91),O(4)
  44          68.6                        LO(24),Def(90),O(5)                                            1,208,678        1,210,979
  45          63.3                        LO(24),Def(87),O(4)                      1,311,504             1,299,086
  46          68.0                        LO(24),Def(91),O(4)                      1,062,418             1,116,601
  47          61.4                           YM(116),O(3)                            55,930               724,054
  48          63.4                        LO(24),Def(92),O(4)                       867,568               827,966          864,486
48.01                                                                               458,524               461,570          458,955
48.02                                                                               409,044               366,396          405,531
  49          54.7                        LO(36),Def(80),O(4)                       832,595              1,187,951        1,406,116
  50          76.5                        LO(24),Def(30),O(4)                       857,499               895,448
  51          67.2                        LO(35),Def(80),O(4)
  52          60.3                        LO(37),Def(80),O(4)                       871,164               853,858          898,886
  53          57.3                    LO(58),GRTR1%orYM(57),O(4)                    592,254              1,133,967        1,141,638
  54          73.8                    LO(58),GRTR1%orYM(56),O(4)                    814,081               818,093          838,450
  55          57.1                        LO(36),Def(77),O(7)                      1,020,951             1,166,877        1,185,224
  56          64.7                        LO(24),Def(91),O(4)                       996,060              1,009,721        1,003,770
  57          47.1                       LO(24),Def(94),O(13)
  58          61.1                        LO(24),Def(89),O(4)                      1,185,361             1,169,359        1,254,982
  59          47.5                        LO(24),Def(95),O(1)                       846,911              1,577,732        1,767,442
  60          68.4                        LO(24),Def(91),O(4)                                             725,902          721,782
  61          65.9                        LO(24),Def(92),O(3)                                             786,499
  62          49.6                        LO(24),Def(90),O(4)                       675,810               556,994
  63          65.3                        LO(24),Def(90),O(4)                                             736,542          760,834
  64          63.4                        LO(37),Def(80),O(4)                       783,140               812,689          684,485
  65          66.7                        LO(24),Def(95),O(1)                                             792,742          974,152
  66          38.0                        LO(24),Def(91),O(4)                      1,282,931              999,271         1,009,785
  67          66.7                        LO(24),Def(92),O(3)                                             774,426          799,560
  68          58.4                        LO(37),Def(80),O(4)                       981,990              1,041,484         815,761
  69          70.3                        LO(24),Def(91),O(4)                       426,378                                687,839
  70          74.2                        LO(24),Def(31),O(3)                       485,466               536,362          557,161
  71          49.7                        LO(36),Def(77),O(7)                       387,286               909,422         1,094,160
  72          52.1                        LO(24),Def(91),O(4)                       710,513               729,022          739,586
  73          58.5                        LO(24),Def(93),O(3)                                             501,992          610,906
  74          61.7                        LO(24),Def(92),O(3)                       660,701               688,139          719,920
  75          64.2                        LO(24),Def(91),O(4)
  76          46.2                       LO(24),Def(148),O(7)                       409,711               523,936          623,898
  77          70.1                        LO(33),Def(20),O(4)
  78          67.7                        LO(24),Def(93),O(3)                       518,067               312,854          259,731
  79          64.9                        LO(24),Def(92),O(3)                                             244,197          259,340
  80          63.2                        LO(36),Def(80),O(4)                                                              598,509
  81          63.0                        LO(24),Def(90),O(4)                                             588,951          557,858
  82          63.6                        LO(24),Def(92),O(3)                       696,757               742,039
  83          64.8                        LO(24),Def(93),O(3)                                                              472,900
  84          75.5                        LO(24),Def(31),O(4)                       531,995               560,663          544,790
  85          60.2                        LO(24),Def(91),O(4)                       447,161               539,010          562,577
  86          67.6                    LO(24),GRTR1%orYM(93),O(3)                    500,478               468,889
  87          64.3                        LO(24),Def(92),O(4)                       525,919               578,632          621,813
  88          54.9                        LO(24),Def(95),O(1)                       332,539               893,912          927,728
  89          62.2                        LO(24),Def(32),O(3)                       725,354              1,022,071        1,011,032
  90          69.7                        LO(24),Def(53),O(4)                       477,029               424,233          450,128
  91          56.2                        LO(24),Def(92),O(3)
  92          44.8                        LO(24),Def(92),O(3)                       332,764               390,865          399,826
  93          57.4                        LO(35),Def(80),O(4)                       546,804               722,394          788,009
  94          59.5                        LO(36),Def(80),O(4)                       549,569               509,594          629,464
  95          54.6                        LO(24),Def(91),O(4)                       400,971               415,796          423,156
  96          59.8                        LO(37),Def(80),O(4)                       543,376               513,175          519,991
  97          59.0                        LO(24),Def(93),O(3)
  98          68.7                        LO(24),Def(91),O(4)                       396,454               436,755          454,774
  99          69.7                        LO(24),Def(92),O(3)                                             471,530          452,247
 100          55.1                        LO(24),Def(90),O(4)                                             316,589          321,225
 101          68.1                        LO(24),Def(92),O(4)                       300,565               402,147          499,302
 102          58.2                        LO(24),Def(90),O(4)                       440,635               465,566          477,472
 103          57.2                        LO(24),Def(88),O(4)
 104          50.0                        LO(24),Def(93),O(3)                       778,606               685,378          758,457
 105          61.8                    LO(36),GRTR1%orYM(80),O(4)                    -83,105               -98,869
 106          47.9                        LO(24),Def(32),O(2)                       610,280               623,516          553,560
106.01                                                                              223,315               214,876          215,544
106.02                                                                              164,089               175,758          192,692
106.03                                                                              140,106               146,789          145,324
106.04                                                                               82,770               86,093
 107          69.2                        LO(24),Def(90),O(3)                                             452,702          463,508
 108          61.5                        LO(24),Def(91),O(4)                                             408,826          383,931
 109          64.7                        LO(24),Def(95),O(1)                       313,522               481,835          501,550
 110          67.2                        LO(24),Def(90),O(4)
 111          43.9                        LO(24),Def(91),O(4)                       384,511               539,789
 112          68.9                        LO(24),Def(91),O(4)                       385,128               401,148          394,687
 113          62.1                        LO(24),Def(94),O(2)
 114          63.0                        LO(24),Def(90),O(4)                       144,525               232,510          281,923
 115          64.3                        LO(24),Def(90),O(4)                       339,017               376,320          380,402
 116          61.9                        LO(24),Def(93),O(3)                                                              336,461
 117          59.1                        LO(35),Def(80),O(4)                                             320,269          398,806
 118          37.9                        LO(24),Def(93),O(3)                       368,285               539,452          531,412
 119          51.2                        LO(24),Def(88),O(6)                                             403,064
 120          70.5                        LO(24),Def(32),O(3)                                             296,655
 121          56.6                        LO(24),Def(91),O(4)
 122          62.3                        LO(24),Def(91),O(4)                       323,973               321,452          300,759
 123          66.6                        LO(37),Def(80),O(4)                       227,993               331,001          331,001
 124          75.0                        LO(24),Def(30),O(4)                       182,123               222,652          231,889
 125          62.2                       LO(36),Def(140),O(4)                                             22,133           173,124
 126          66.4                        LO(24),Def(92),O(4)                       302,888               288,023          327,419
 127          67.3                        LO(24),Def(89),O(4)                       315,035               274,976          306,455
 128          64.0                        LO(36),Def(80),O(4)                                             133,987          237,065
 129          50.1                    LO(35),GRTR1%orYM(81),O(4)                    220,968               214,944          219,465
 130          41.1                        LO(24),Def(91),O(3)                       383,119               363,118          346,164
 131          35.8                        LO(24),Def(33),O(2)                       147,396               161,707          156,650
 132          58.0                        LO(24),Def(91),O(4)                                             268,230          193,033
 133          54.4                        LO(24),Def(90),O(4)                                                              196,631
 134          62.3                        LO(24),Def(92),O(4)
 135          66.7                        LO(36),Def(80),O(4)                                             156,636          157,550
 136          62.0                       LO(36),Def(140),O(4)                                             103,367          82,252
 137          53.8                        LO(24),Def(91),O(4)                       105,831               111,760          120,444
 138          42.0                        LO(24),Def(91),O(4)                       156,499               112,974          113,575
 139          34.7                       LO(36),Def(140),O(4)                                             25,175           71,220




                                                                                 UW
             MOST RECENT            UW                 UW             DSCR (X)(9),(10),(11)(28),
LOAN #        NOI DATE       NOI ($)(27),(28)   NCF ($)(27),(28)  (29),(30),(31),(32),(33),(34),(35)    TITLE TYPE           PML %
------        --------       ----------------   ----------------  ----------------------------------    ----------           -----

   1          4/30/2005           15,435,099          14,666,502                1.22                      Fee
   2                              16,037,056          15,398,916                1.91                      Fee/Leasehold
 2.01                              1,551,844           1,502,316                                          Fee
 2.02                                880,662             835,848                                          Fee
 2.03                                811,066             791,024                                          Fee
 2.04                                962,883           1,005,665                                          Fee
 2.05                                945,301             901,470                                          Fee
 2.06                                613,583             589,621                                          Fee
 2.07                                858,648             834,242                                          Fee
 2.08                                804,606             770,300                                          Fee
 2.09                                771,385             738,147                                          Fee
 2.10                                838,779             854,292                                          Fee
 2.11                                628,034             622,227                                          Fee
 2.12                                586,649             573,559                                          Fee
 2.13                                520,698             496,791                                          Fee
 2.14                                332,489             293,777                                          Fee
 2.15                                574,095             568,378                                          Fee/Leasehold
 2.16                                549,148             535,535                                          Fee
 2.17                                113,164              87,660                                          Fee
 2.18                                356,196             320,176                                          Fee
 2.19                                272,544             218,973                                          Fee
 2.20                                319,013             286,227                                          Fee
 2.21                                582,727             581,918                                          Fee
 2.22                                314,980             297,121                                          Fee
 2.23                                324,022             315,599                                          Fee
 2.24                                 80,740              55,839                                          Fee
 2.25                                248,887             232,760                                          Leasehold
 2.26                                264,339             248,235                                          Fee
 2.27                                 85,306              62,072                                          Fee
 2.28                                320,427             289,520                                          Leasehold
 2.29                                141,862             124,415                                          Fee
 2.30                                222,421             211,684                                          Fee
 2.31                                160,558             153,524                                          Fee
 2.32                                                                                                     Fee
 2.33                                                                                                     Fee
   3          3/31/2005           20,146,825          18,033,965                2.85                      Fee
   4                              37,502,691          36,436,269                2.55                      Fee/Leasehold
   5          4/30/2005            9,195,641           8,794,112                2.41                      Leasehold
   6          4/30/2005            6,208,928           5,540,580                1.52                      Fee
 6.01         4/30/2005            2,169,971           1,976,621                                          Fee
 6.02         4/30/2005            1,701,670           1,493,675                                          Fee
 6.03         4/30/2005            1,462,094           1,311,155                                          Fee
 6.04         4/30/2005              875,193             759,129                                          Fee
   7          4/30/2005            5,317,628           4,703,542                1.49                      Fee/Leasehold     Various
 7.01         4/30/2005            1,917,173           1,714,677                                          Fee                 7.00
 7.02         4/30/2005            1,332,167           1,180,764                                          Leasehold
 7.03         4/30/2005            1,041,405             917,148                                          Fee
 7.04         4/30/2005            1,026,883             890,953                                          Fee
   8          4/30/2005            3,844,374           3,740,024                1.26                      Fee
 8.01         4/30/2005            1,966,291           1,896,291                                          Fee
 8.02         4/30/2005            1,363,073           1,338,073                                          Fee
 8.03         4/30/2005              515,010             505,660                                          Fee
   9          3/31/2005            4,293,625           3,927,275                1.42                      Fee
 9.01         3/31/2005            1,156,593           1,027,634                                          Fee
 9.02         3/31/2005              912,537             837,878                                          Fee
 9.03         3/31/2005              757,667             711,264                                          Fee
 9.04         3/31/2005              341,416             297,536                                          Fee
 9.05         3/31/2005              363,598             320,439                                          Fee
 9.06                                319,003             309,562                                          Fee
 9.07         3/31/2005              114,509             110,397                                          Fee
 9.08         3/31/2005              184,662             173,858                                          Fee
 9.09         3/31/2005              129,949             120,980                                          Fee
 9.10         3/31/2005              106,124              97,498                                          Fee
  10          3/31/2005            3,934,177           3,904,750                1.43                      Fee
 10.01        3/31/2005            3,058,477           3,043,725                                          Fee
 10.02        3/31/2005              193,584             189,934                                          Fee
 10.03        3/31/2005              137,128             135,228                                          Fee
 10.04        3/31/2005               85,402              84,428                                          Fee
 10.05        3/31/2005               85,274              84,398                                          Fee
 10.06        3/31/2005               71,935              69,912                                          Fee
 10.07        3/31/2005               78,124              77,078                                          Fee
 10.08        3/31/2005               77,352              76,299                                          Fee
 10.09        3/31/2005               83,353              81,520                                          Fee
 10.10        3/31/2005               63,548              62,228                                          Fee
  11          3/31/2005            3,151,478           2,977,576                1.29                      Fee
 11.01        3/31/2005              464,607             442,079                                          Fee                15.00
 11.02        3/31/2005              457,253             440,698                                          Fee                12.00
 11.03        3/31/2005              379,320             342,649                                          Fee
 11.04        3/31/2005              370,062             346,250                                          Fee                16.00
 11.05        3/31/2005              266,854             255,095                                          Fee                11.00
 11.06        3/31/2005              221,862             214,362                                          Fee                19.00
 11.07        3/31/2005              184,147             178,147                                          Fee                14.00
 11.08        3/31/2005              181,557             173,200                                          Fee                15.00
 11.09        3/31/2005              165,867             151,413                                          Fee
 11.10        3/31/2005              134,111             124,202                                          Fee                15.00
 11.11        3/31/2005              114,297             106,319                                          Fee                17.00
 11.12        3/31/2005               69,584              67,584                                          Fee                14.00
 11.13        3/31/2005               47,677              45,677                                          Fee                14.00
 11.14        3/31/2005               44,737              42,737                                          Fee                11.00
 11.15        3/31/2005               24,822              23,614                                          Fee                14.00
 11.16        3/31/2005               24,720              23,550                                          Fee                11.00
  12                               2,904,565           2,750,002                1.32                      Fee                16.00
  13          5/31/2005            3,131,915           3,131,915                1.40                      Fee                17.00
  14          3/31/2005            2,920,135           2,877,086                1.45                      Fee               Various
 14.01        3/31/2005              347,937             345,634                                          Fee
 14.02        3/31/2005              226,701             222,288                                          Fee
 14.03        3/31/2005              222,435             218,388                                          Fee                 6.00
 14.04        3/31/2005              153,531             150,866                                          Fee
 14.05        3/31/2005              157,621             155,572                                          Fee
 14.06        3/31/2005              162,822             160,404                                          Fee
 14.07        3/31/2005              186,295             184,205                                          Fee
 14.08        3/31/2005              173,785             170,550                                          Fee
 14.09        3/31/2005              103,258             101,098                                          Fee
 14.10        3/31/2005              163,426             160,830                                          Fee
 14.11        3/31/2005              141,270             139,500                                          Fee
 14.12        3/31/2005              112,458             111,146                                          Fee
 14.13        3/31/2005               92,756              90,951                                          Fee
 14.14        3/31/2005              150,497             149,299                                          Fee
 14.15        3/31/2005               63,175              61,576                                          Fee
 14.16        3/31/2005               99,702              98,626                                          Fee
 14.17        3/31/2005               89,605              87,701                                          Fee
 14.18        3/31/2005               58,051              56,963                                          Fee
 14.19        3/31/2005               82,601              81,164                                          Fee
 14.20        3/31/2005               61,277              60,073                                          Fee
 14.21        3/31/2005               70,932              70,252                                          Fee
  15                               2,847,670           2,562,699                1.93                      Fee/Leasehold
  16          2/28/2005            2,122,638           2,041,326                1.20                      Fee
  17                               2,732,427           2,579,200                1.85                      Fee
  18          3/31/2005            2,711,166           2,672,469                1.47                      Fee               Various
 18.01        3/31/2005              401,076             396,874                                          Fee
 18.02        3/31/2005              234,974             233,289                                          Fee
 18.03        3/31/2005              163,580             160,359                                          Fee                 3.00
 18.04        3/31/2005              184,879             180,614                                          Fee
 18.05        3/31/2005              187,596             185,303                                          Fee
 18.06        3/31/2005              216,650             213,883                                          Fee
 18.07        3/31/2005              173,541             172,299                                          Fee
 18.08        3/31/2005              109,924             106,844                                          Fee
 18.09        3/31/2005              102,633             101,083                                          Fee
 18.10        3/31/2005               93,614              92,057                                          Fee
 18.11        3/31/2005               75,543              74,316                                          Fee
 18.12        3/31/2005              134,198             132,613                                          Fee
 18.13        3/31/2005              136,135             134,249                                          Fee
 18.14        3/31/2005              132,488             131,083                                          Fee
 18.15        3/31/2005               78,265              76,842                                          Fee
 18.16        3/31/2005               99,031              97,190                                          Fee
 18.17        3/31/2005               54,903              53,869                                          Fee
 18.18        3/31/2005               55,395              54,535                                          Fee                15.50
 18.19        3/31/2005               76,741              75,167                                          Fee
  19          3/31/2005            2,701,597           2,553,147                1.58                      Fee
  20         11/25/2004            2,285,478           1,988,106                1.30                      Fee
  21          5/31/2005            2,350,931           2,225,404                1.95                      Fee
  22                               1,899,150           1,822,449                1.21                      Fee                18.00
  23          3/31/2005            1,648,558           1,575,372                1.22                      Fee
  24                               1,690,861           1,616,311                1.21                      Fee                 5.00
  25          4/30/2005            1,719,362           1,677,357                1.22                      Fee                12.00
  26          2/28/2005            2,007,781           1,921,381                1.46                      Fee
  27                               1,879,947           1,823,540                1.40                      Fee                16.00
  28          4/30/2005            2,415,100           2,172,605                1.61                      Fee
  29          4/22/2005            2,034,025           1,791,901                1.51                      Fee
  30          3/31/2005            2,154,870           1,988,263                1.70                      Fee
  31          4/30/2005            2,466,658           2,128,693                1.78                      Fee
  32          4/30/2005            1,403,653           1,339,653                1.27                      Fee
  33          5/31/2005            1,396,684           1,332,918                1.33                      Fee               Various
 33.01        5/31/2005            1,053,090           1,002,367                                          Fee                14.00
 33.02        5/31/2005              260,659             247,616                                          Fee                12.00
 33.03        5/31/2005               82,935              82,935                                          Fee                10.00
  34          5/31/2005            1,315,019           1,265,744                1.25                      Fee
  35          4/30/2005            2,226,154           1,984,036                1.56                      Fee
  36          4/30/2005            1,787,701           1,555,175                1.40                      Leasehold
  37          5/31/2005            1,391,940           1,317,940                1.45                      Fee
  38                               1,151,179           1,137,218                1.25                      Leasehold
  39          3/31/2005            1,292,551           1,205,444                1.27                      Fee                14.00
  40          2/28/2005            1,457,902           1,219,786                1.39                      Fee
  41          4/30/2005            1,482,009           1,309,509                1.40                      Fee
  42          1/31/2005            1,082,760           1,006,583                1.25                      Fee
  43                               1,049,238           1,003,170                1.23                      Fee                14.00
  44          3/31/2005            1,155,025           1,065,521                1.23                      Fee
  45                               1,172,839           1,072,503                1.30                      Fee
  46                               1,005,143             934,125                1.32                      Fee
  47                               1,164,235           1,051,095                1.50                      Fee
  48          5/31/2005              928,019             846,165                1.26                      Fee
 48.01        5/31/2005              517,577             475,031                                          Fee
 48.02        5/31/2005              410,442             371,134                                          Fee
  49          4/30/2005            1,147,985           1,147,985                1.50                      Fee
  50                                 863,336             848,936                1.32                      Fee                14.00
  51                                 881,909             807,203                1.27                      Fee
  52          5/31/2005              874,157             811,680                1.31                      Fee                14.00
  53          4/30/2005            1,147,511           1,147,510                1.61                      Fee
  54          4/30/2005              813,490             800,740                1.31                      Fee
  55          4/30/2005            1,017,040           1,017,040                1.53                      Fee
  56          4/30/2005              954,608             859,413                1.72                      Fee                14.00
  57                               1,126,642           1,068,041                1.68                      Fee                17.00
  58          4/30/2005            1,283,440           1,119,044                1.57                      Fee
  59          3/31/2005            1,470,103           1,291,266                2.20                      Fee
  60          5/31/2005              732,658             664,158                1.21                      Fee
  61                                 776,683             716,131                1.30                      Fee
  62                                 806,528             735,853                1.20                      Fee                17.00
  63          3/31/2005              753,924             742,270                1.36                      Fee                18.00
  64          6/29/2005              886,522             806,406                1.51                      Fee
  65          4/30/2005              918,806             863,413                1.97                      Fee/Leasehold
  66          4/30/2005            1,114,771             945,717                1.64                      Fee
  67          3/31/2005              732,570             693,385                1.32                      Fee
  68          3/31/2005            1,011,615             827,079                1.58                      Fee
  69          5/31/2005              753,962             693,962                1.40                      Fee
  70          3/31/2005              653,858             610,858                1.23                      Fee
  71          3/31/2005              947,701             947,701                1.71                      Fee
  72          3/31/2005              714,565             678,373                1.34                      Fee                17.00
  73          4/30/2005              751,861             677,661                1.37                      Fee
  74          1/31/2005              616,758             600,569                1.27                      Fee
  75                                 792,332             758,728                1.54                      Fee                18.00
  76          4/30/2005              614,729             598,338                1.24                      Fee                12.00
  77                                 674,837             589,009                1.29                      Fee
  78          4/30/2005              589,954             512,293                1.27                      Fee
  79          2/28/2005              660,287             584,629                1.34                      Fee
  80          4/30/2005              632,514             572,828                1.34                      Leasehold
  81          4/30/2005              648,880             612,880                1.41                      Fee                13.00
  82                                 623,448             539,821                1.29                      Fee
  83          6/14/2005              480,312             455,912                1.21                      Fee
  84          4/30/2005              574,609             529,355                1.31                      Fee
  85          4/30/2005              586,402             546,502                1.35                      Fee                16.00
  86                                 563,714             510,767                1.36                      Fee
  87          4/30/2005              538,780             505,780                1.39                      Fee
  88          3/31/2005              738,682             658,575                1.73                      Fee
  89          4/30/2005              886,615             795,277                1.91                      Fee
  90          3/31/2005              500,553             472,947                1.23                      Fee
  91                                 534,226             500,765                1.40                      Fee
  92          5/31/2005              662,446             656,871                1.59                      Fee
  93          3/31/2005              693,461             636,238                1.60                      Fee
  94          3/31/2005              702,503             659,675                1.85                      Fee
  95          4/30/2005              455,840             439,090                1.28                      Fee                17.00
  96          3/31/2005              586,318             536,023                1.51                      Fee
  97                                 410,216             393,313                1.20                      Fee                18.00
  98          3/18/2005              468,185             431,240                1.33                      Fee                18.00
  99          3/31/2005              481,243             453,980                1.38                      Fee
  100         2/28/2005              459,983             430,420                1.25                      Fee                13.00
  101         6/20/2005              453,767             399,767                1.29                      Fee
  102         5/31/2005              485,154             448,425                1.33                      Fee
  103                                402,107             377,728                1.30                      Fee                14.00
  104         5/31/2005              723,763             663,645                2.65                      Fee                10.00
  105                                437,094             407,791                1.31                      Fee
  106         2/28/2005              652,289             608,691                1.92                      Fee
106.01        2/28/2005              197,086             186,609                                          Fee
106.02        2/28/2005              225,653             204,912                                          Fee
106.03        2/28/2005              152,068             144,585                                          Fee
106.04                                77,482              72,585                                          Fee
  107         3/31/2005              463,288             426,319                1.38                      Fee
  108         5/31/2005              419,382             363,803                1.24                      Fee
  109         4/30/2005              493,391             412,620                1.40                      Fee
  110                                364,998             350,350                1.22                      Fee
  111                                420,238             386,428                1.28                      Fee                14.00
  112         4/15/2005              404,379             367,352                1.38                      Fee                16.00
  113                                352,889             350,095                1.27                      Fee
  114         3/31/2005              388,278             380,201                1.40                      Fee
  115         3/31/2005              412,830             356,830                1.32                      Fee
  116         3/31/2005              364,728             337,910                1.31                      Fee                 5.00
  117        12/31/2005              388,515             365,664                1.38                      Fee
  118         5/31/2005              517,154             463,330                1.67                      Fee
  119                                418,302             390,980                1.51                      Fee
  120                                302,379             280,985                1.22                      Fee
  121                                332,152             332,152                1.43                      Fee
  122         4/30/2005              310,623             283,603                1.29                      Fee
  123        12/31/2005              304,756             261,064                1.29                      Fee
  124         3/31/2005              251,660             240,900                1.51                      Fee
  125         5/31/2005              283,949             283,949                1.40                      Fee
  126         5/31/2005              281,676             247,699                1.32                      Fee
  127         4/30/2005              268,732             230,071                1.21                      Fee
  128         4/30/2005              218,590             218,590                1.28                      Fee
  129         2/28/2005              291,868             275,236                2.23                      Fee                14.00
  130         4/1/2005               315,536             303,236                1.83                      Fee
  131         5/31/2005              147,717             147,717                1.30                      Fee
  132         5/31/2005              217,399             188,653                1.49                      Fee
  133         3/31/2005              189,505             188,181                1.29                      Fee
  134                                187,162             179,775                1.39                      Fee                12.00
  135         5/31/2005              181,816             181,816                1.46                      Fee
  136         5/31/2005              162,599             162,599                1.36                      Fee
  137         5/31/2005              132,425             112,509                1.21                      Fee
  138         5/31/2005               91,547              77,011                1.21                      Fee
  139         5/31/2005               76,571              76,571                1.41                      Fee




             UPFRONT       UPFRONT       UPFRONT      UPFRONT       UPFRONT      UPFRONT        UPFRONT
           ENGINEERING      CAPEX        ENVIR.        TI/LC        RE TAX         INS.          OTHER
 LOAN #    RESERVE ($)   RESERVE ($)   RESERVE ($)  RESERVE ($)   RESERVE ($)  RESERVE ($)  RESERVE ($)(36)
 ------    -----------   -----------  ------------  -----------   -----------  -----------  ---------------

    1
    2         1,641,515     4,758,485                  9,112,000     1,147,439      121,400
  2.01
  2.02
  2.03
  2.04
  2.05
  2.06
  2.07
  2.08
  2.09
  2.10
  2.11
  2.12
  2.13
  2.14
  2.15
  2.16
  2.17
  2.18
  2.19
  2.20
  2.21
  2.22
  2.23
  2.24
  2.25
  2.26
  2.27
  2.28
  2.29
  2.30
  2.31
  2.32
  2.33
    3                                                  4,306,729                                  3,325,000
    4
    5                                                                  382,545       91,005         911,403
    6           448,021
  6.01
  6.02
  6.03
  6.04
    7           419,968                                                                              13,333
  7.01
  7.02
  7.03
  7.04
    8         1,405,471       104,350                                  210,682       62,389       4,446,516
  8.01
  8.02
  8.03
    9            30,860                                                428,835       48,048          25,000
  9.01
  9.02
  9.03
  9.04
  9.05
  9.06
  9.07
  9.08
  9.09
  9.10
   10            85,556                      52,500                    116,399        5,301
  10.01
  10.02
  10.03
  10.04
  10.05
  10.06
  10.07
  10.08
  10.09
  10.10
   11            34,450                                                 81,903       89,035
  11.01
  11.02
  11.03
  11.04
  11.05
  11.06
  11.07
  11.08
  11.09
  11.10
  11.11
  11.12
  11.13
  11.14
  11.15
  11.16
   12                                                                  124,400       51,133           8,333
   13                                                                  154,657       31,238       2,324,238
   14           391,844                     900,750                    117,874       10,834
  14.01
  14.02
  14.03
  14.04
  14.05
  14.06
  14.07
  14.08
  14.09
  14.10
  14.11
  14.12
  14.13
  14.14
  14.15
  14.16
  14.17
  14.18
  14.19
  14.20
  14.21
   15
   16                                                                                15,030
   17                                           625                    137,438       43,638
   18           482,263                     345,825                     84,864        8,363
  18.01
  18.02
  18.03
  18.04
  18.05
  18.06
  18.07
  18.08
  18.09
  18.10
  18.11
  18.12
  18.13
  18.14
  18.15
  18.16
  18.17
  18.18
  18.19
   19
   20                                                                  138,586       68,351       1,958,000
   21
   22                          35,406        25,000                     38,244       20,367
   23                                                                                13,947
   24                                                                   50,374        7,456
   25                                                                   37,518
   26
   27                                                                  112,026        2,928
   28            20,876     1,000,000                                   42,517       82,473
   29
   30
   31                                                                  112,065       79,470
   32                                                                   70,077
   33            18,750                                                 57,110       16,821          48,000
  33.01
  33.02
  33.03
   34                          86,798       150,000                     66,349       20,352         700,000
   35             2,500                                                 72,000
   36                                                                   37,866       25,544         382,326
   37                                                                  132,000        5,587
   38
   39            15,539                                                 40,977       17,399
   40           400,000                                                 96,434                      100,000
   41            23,375                                                 34,244       19,395
   42                                                                  158,058        7,464          67,727
   43                                                    150,000        44,096        5,732          19,121
   44                                         2,000                     16,005       40,619
   45                                                                   74,885
   46                                                                  128,246
   47           108,780                                                 87,328       22,406         522,061
   48            19,625       179,892                                   43,960       20,300
  48.01
  48.02
   49
   50                         150,000                  1,500,000        23,173        2,709
   51                                                     25,000        11,978                      107,867
   52
   53                                                                   26,658       29,790
   54            23,375                                                 36,449       12,778
   55
   56                                                    225,000        56,466       14,429
   57                                                                   22,000        2,520
   58             9,050                                                 27,000
   59                                                                  154,452       48,499
   60            11,563                                                 14,460
   61            35,250                                                 51,785        5,000
   62                                                                   46,241
   63                                                                   23,528        1,769
   64
   65                                                                   14,456
   66                                                                   71,417       62,922
   67            12,000                                                101,620       65,812          25,000
   68
   69                                                                   12,478        6,000
   70            12,500                                                 28,552        2,500
   71            84,500
   72                                                                   25,928        6,023
   73                                                                   88,318       13,456
   74                                                                   27,745          938
   75                                                                   43,450
   76                                                                   14,618
   77
   78                                                                   29,458        8,905         229,568
   79                                                                    6,212        6,815          22,400
   80                                                    292,285
   81           133,750                                                 29,498       13,172
   82                          32,106                                   14,199        4,789
   83                          30,000                                   35,000        4,818
   84             2,250                                                              14,931          54,366
   85                                                                   42,000          542
   86                                                                   37,855
   87                                                                   52,373       15,485
   88                                                                  101,101       38,926
   89            66,755                                                 30,216        2,431
   90
   91                                                                   16,914
   92                                                                   32,575       22,771
   93
   94           209,750
   95                                                                   16,471       11,821
   96           216,250                                   50,000
   97                                                                    4,885       34,741
   98                                                    100,000        21,747        1,944
   99                                                     45,000        15,184
   100                                                                  21,634
   101           16,250
   102                                                                  17,987        1,419
   103
   104                                                                  15,947
   105
   106            8,750        25,000                    100,000        53,575       17,531
 106.01
 106.02
 106.03
 106.04
   107                                                                  38,728       11,542
   108          112,374                                                  7,403       26,500
   109                                                                  27,203       12,755
   110           91,363                                                 58,376        4,133
   111                                                   100,000        23,581       10,893
   112                                                    50,000         9,618        1,418
   113
   114              513                                                  4,193        1,570          57,223
   115            6,650                                                 12,825       35,160
   116                                                    60,000        14,122        3,983
   117
   118                                                                  10,280          809
   119                                                                                  554          25,500
   120                                                    50,000        18,594
   121                         11,375                                                                19,356
   122                                                                  34,035        2,593
   123
   124                                                                   8,700        5,340
   125
   126            8,250                                   50,000        27,646        5,148
   127            1,375                                  120,000        21,552          446
   128
   129           21,945                                                                               5,000
   130                                                                   8,553        3,076
   131                                                                   2,733        4,220
   132                                                                   5,326       18,000
   133                                                                                4,097
   134                                                                  11,211        1,600          50,196
   135
   136
   137            6,563                                                  2,743        1,600
   138                                                                   2,287        5,000
   139




                                                                                         MONTHLY
                            MONTHLY                              MONTHLY                   TI/LC                       MONTHLY
                             CAPEX                               ENVIR.         RESERVE ($)(42),(43),(44),             RE TAX
 LOAN #       RESERVE ($)(37),(38),(39),(40),(41)              RESERVE ($)  (45),(46),(47),(48),(49),(50),(51)  RESERVE ($)(52),(53)
 ------       -----------------------------------              -----------  ----------------------------------  --------------------

    1
    2                                                                                         229,488
  2.01
  2.02
  2.03
  2.04
  2.05
  2.06
  2.07
  2.08
  2.09
  2.10
  2.11
  2.12
  2.13
  2.14
  2.15
  2.16
  2.17
  2.18
  2.19
  2.20
  2.21
  2.22
  2.23
  2.24
  2.25
  2.26
  2.27
  2.28
  2.29
  2.30
  2.31
  2.32
  2.33
    3                                              17,176
    4
    5                                               3,678                                                                 191,273
    6
  6.01
  6.02
  6.03
  6.04
    7
  7.01
  7.02
  7.03
  7.04
    8
  8.01
  8.02
  8.03
    9                                               6,236                                       12,500                     71,473
  9.01
  9.02
  9.03
  9.04
  9.05
  9.06
  9.07
  9.08
  9.09
  9.10
   10                                               3,678                                                                  38,800
  10.01
  10.02
  10.03
  10.04
  10.05
  10.06
  10.07
  10.08
  10.09
  10.10
   11                                               7,251                                        3,727                     22,688
  11.01
  11.02
  11.03
  11.04
  11.05
  11.06
  11.07
  11.08
  11.09
  11.10
  11.11
  11.12
  11.13
  11.14
  11.15
  11.16
   12                                               2,685                                       10,068                     31,100
   13                                              22,102                                                                  30,931
   14                                               5,381                                                                  39,291
  14.01
  14.02
  14.03
  14.04
  14.05
  14.06
  14.07
  14.08
  14.09
  14.10
  14.11
  14.12
  14.13
  14.14
  14.15
  14.16
  14.17
  14.18
  14.19
  14.20
  14.21
   15
   16                                               1,512                                                                  51,975
   17                                                                                                                      34,360
   18                                               4,837                                                                  28,288
  18.01
  18.02
  18.03
  18.04
  18.05
  18.06
  18.07
  18.08
  18.09
  18.10
  18.11
  18.12
  18.13
  18.14
  18.15
  18.16
  18.17
  18.18
  18.19
   19                                               2,669                                                                  55,785
   20                                               3,296                                       21,230                     46,195
   21                                                                                                                      27,528
   22                                               2,759                                        5,000                     19,122
   23                                               1,543                                                                  60,781
   24                                               1,213                                        5,000                     25,187
   25                                                 478                                        1,196                      9,379
   26                                               7,200                                                                  48,911
   27                                                 769                                        2,565                     28,007
   28                                4% of Gross Revenues                                                                  21,258
   29                    4% of the monthly gross revenues
   30                                                           4,167                           33,191                      1,767
   31                                                 535                                                                  11,941
   32                                               4,267                                                                  14,015
   33                                                                                            3,133
  33.01
  33.02
  33.03
   34                                               1,659                                        2,477                     33,174
   35              4% of the rents accumulated during the                                                                  12,000
                               preceeding interest period
   36                                4% of Gross Revenues                                                                  18,933
   37                                               6,167                                                                  16,500
   38                                                 590
   39                                               1,199                                        3,801                      8,195
   40                                               9,427                                        8,333                     10,715
   41                                4% of Gross Revenues                                                                  17,122
   42                                               2,989                                                                  15,156
   43                                                                                                                       7,500
   44                                               1,600                                        7,600                     11,800
   45                                               2,996                                        8,389                     24,962
   46                                                 661                                        2,083                     11,000
   47                                               1,897                                        6,911                     10,916
   48                                               6,822                                                                  10,990
  48.01
  48.02
   49                                                                                                                      12,280
   50                                                                                                                      11,586
   51                                               1,399
   52                                               1,058                                        4,167                      4,664
   53
   54                                               1,063                                                                   9,112
   55                                                                                                                      12,459
   56                                               1,255                                        5,000                      9,142
   57                                                                                            8,500                     15,500
   58              4% of the rents accumulated during the                                                                   9,000
                               preceeding interest period
   59                                3% of Gross Revenues                                                                  15,445
   60                                               5,708                                                                  14,460
   61                                                                                           21,000                      6,473
   62                                               1,968                                        4,661                     15,414
   63                                                 971                                                                   7,843
   64                                               1,495                                        2,083                     15,959
   65                                                 627                                                                  14,456
   66                                               2,590                                       11,000                     19,564
   67                                                 927                                        4,167                     12,702
   68                                               3,269                                        4,167                     38,874
   69                                               5,000                                                                  12,478
   70                                               3,583                                                                   5,710
   71                                               7,313                                                                   6,498
   72                                                 228                                        2,040                      6,482
   73                                               1,483                                        4,701                      9,813
   74                                                 279                                        1,250                      3,964
   75                                                 930                                                                   8,900
   76                                                 219                                         547                       3,655
   77                                               1,672                                        5,480
   78                                                 781                                        3,333                     14,729
   79                                               1,012                                        5,293                      2,174
   80                                                 820                                        2,083                     13,186
   81                                               3,000                                                                   9,833
   82                                                 809                                        3,679                      3,550
   83                                                                                                                       5,000
   84                                               1,578                                        4,167                     10,142
   85                                                 502                                        2,511                      7,000
   86                                                                                                                      18,927
   87                                               2,750                                                                   5,237
   88                                4% of Gross Revenues                                                                  10,110
   89                                               7,611                                                                   3,777
   90                                                 375                                        2,250                      2,000
   91                                                                                                                       3,383
   92                                                 559                                                                   2,506
   93                                                                                                                       3,692
   94                                                 798                                        1,667                     17,333
   95                                                                                                                       4,118
   96                                                 988                                        2,083                     16,213
   97                                                 373                                         800                       4,885
   98                                                 472                                                                   4,349
   99                                                 325                                                                   3,050
   100                                                410                                        1,537                      7,211
   101                                              4,500                                                                   1,416
   102                                                561                                        2,993                      8,993
   103                                                327                                         417                       6,084
   104                                                881                                                                   7,973
   105                                                525                                        1,000
   106                                                798                                        5,005                     10,715
 106.01
 106.02
 106.03
 106.04
   107                                                545                                        2,500                      6,455
   108                                              4,354                                                                   7,403
   109                                              1,214                                        5,000                      6,801
   110                                                                                                                     10,702
   111                                              1,254                                        2,630                      4,716
   112                                                476                                                                   1,924
   113                                                181
   114                                                279                                                                   4,193
   115                                              4,667                                                                   4,275
   116                                                369                                        1,847                      2,017
   117                                                322                                        3,333                      1,525
   118                                                                                                                      3,427
   119                                                283                                       16,700                      7,989
   120                                                259                                        1,250                      3,254
   121
   122                                              1,750                                                                   3,782
   123                                                729                                        1,000                      6,388
   124                                                895                                                                   2,175
   125                                              1,750                                                                   1,750
   126                                                566                                                                   3,456
   127                                                470                                        1,601                      3,079
   128                                              1,333                                                                   4,167
   129                                                320                                                                   4,341
   130                                              1,059                                                                   4,276
   131                                                                                                                      1,497
   132                                              1,792                                                                   5,326
   133                                                166
   134                                                                                                                      2,242
   135                                                800                                                                     800
   136                                              1,333
   137                                              1,333                                                                   2,743
   138                                              1,000                                                                   2,287
   139                                                396                                                                     750




              MONTHLY                                          MONTHLY
               INS.                                             OTHER                                         SINGLE
 LOAN #   RESERVE ($)(52)                                  RESERVE ($)(52)                                    TENANT
 ------   ---------------                                  ---------------                                    ------

    1
    2                     The aggregate rent, additional rent and other sums payable under the Ground Leases    No
  2.01                                                                                                          No
  2.02                                                                                                          No
  2.03                                                                                                         Yes
  2.04                                                                                                          No
  2.05                                                                                                          No
  2.06                                                                                                          No
  2.07                                                                                                          No
  2.08                                                                                                          No
  2.09                                                                                                         Yes
  2.10                                                                                                          No
  2.11                                                                                                          No
  2.12                                                                                                          No
  2.13                                                                                                          No
  2.14                                                                                                          No
  2.15                                                                                                         Yes
  2.16                                                                                                          No
  2.17                                                                                                          No
  2.18                                                                                                          No
  2.19                                                                                                          No
  2.20                                                                                                          No
  2.21                                                                                                          No
  2.22                                                                                                          No
  2.23                                                                                                          No
  2.24                                                                                                          No
  2.25                                                                                                          No
  2.26                                                                                                          No
  2.27                                                                                                         Yes
  2.28                                                                                                         Yes
  2.29                                                                                                          No
  2.30                                                                                                         Yes
  2.31                                                                                                         Yes
  2.32                                                                                                          No
  2.33                                                                                                          No
    3                                                                                                           No
    4                                                                                                           No
    5         18,437                                           114,088                                          No
    6                                                                                                           No
  6.01                                                                                                          No
  6.02                                                                                                          No
  6.03                                                                                                          No
  6.04                                                                                                          No
    7                                                           13,333                                          No
  7.01                                                                                                          No
  7.02                                                                                                          No
  7.03                                                                                                          No
  7.04                                                                                                          No
    8                                                                                                           No
  8.01                                                                                                          No
  8.02                                                                                                          No
  8.03                                                                                                          No
    9         13,155                                                                                         Various
  9.01                                                                                                          No
  9.02                                                                                                          No
  9.03                                                                                                          No
  9.04                                                                                                          No
  9.05                                                                                                          No
  9.06                                                                                                         Yes
  9.07                                                                                                          No
  9.08                                                                                                          No
  9.09                                                                                                          No
  9.10                                                                                                          No
   10          1,767                                                                                            No
  10.01                                                                                                         No
  10.02                                                                                                         No
  10.03                                                                                                         No
  10.04                                                                                                         No
  10.05                                                                                                         No
  10.06                                                                                                         No
  10.07                                                                                                         No
  10.08                                                                                                         No
  10.09                                                                                                         No
  10.10                                                                                                         No
   11         12,719                                                                                            No
  11.01                                                                                                         No
  11.02                                                                                                         No
  11.03                                                                                                        Yes
  11.04                                                                                                         No
  11.05                                                                                                         No
  11.06                                                                                                         No
  11.07                                                                                                         No
  11.08                                                                                                         No
  11.09                                                                                                        Yes
  11.10                                                                                                        Yes
  11.11                                                                                                         No
  11.12                                                                                                         No
  11.13                                                                                                         No
  11.14                                                                                                         No
  11.15                                                                                                         No
  11.16                                                                                                         No
   12          8,522                                            4,167                                           No
   13          7,000                                                                                            No
   14          3,611                                                                                            No
  14.01                                                                                                         No
  14.02                                                                                                         No
  14.03                                                                                                         No
  14.04                                                                                                         No
  14.05                                                                                                         No
  14.06                                                                                                         No
  14.07                                                                                                         No
  14.08                                                                                                         No
  14.09                                                                                                         No
  14.10                                                                                                         No
  14.11                                                                                                         No
  14.12                                                                                                         No
  14.13                                                                                                         No
  14.14                                                                                                         No
  14.15                                                                                                         No
  14.16                                                                                                         No
  14.17                                                                                                         No
  14.18                                                                                                         No
  14.19                                                                                                         No
  14.20                                                                                                         No
  14.21                                                                                                         No
   15                                                                                                           No
   16          2,147                                                                                            No
   17          3,967                                                                                            No
   18          2,788                                                                                            No
  18.01                                                                                                         No
  18.02                                                                                                         No
  18.03                                                                                                         No
  18.04                                                                                                         No
  18.05                                                                                                         No
  18.06                                                                                                         No
  18.07                                                                                                         No
  18.08                                                                                                         No
  18.09                                                                                                         No
  18.10                                                                                                         No
  18.11                                                                                                         No
  18.12                                                                                                         No
  18.13                                                                                                         No
  18.14                                                                                                         No
  18.15                                                                                                         No
  18.16                                                                                                         No
  18.17                                                                                                         No
  18.18                                                                                                         No
  18.19                                                                                                         No
   19          3,419                                                                                            No
   20          6,835                                                                                            No
   21          3,632                                                                                            No
   22          2,037                                                                                            No
   23          1,992                                                                                            No
   24          2,485                                                                                            No
   25                                                                                                           No
   26          9,000                                                                                            No
   27          1,464                                                                                            No
   28          9,164                                                                                            No
   29                                                                                                           No
   30                                                                                                           No
   31          7,225                                     4% of Gross Revenues                                   No
   32          3,134                                                                                            No
   33          2,353                                            9,519                                           No
  33.01                                                                                                         No
  33.02                                                                                                         No
  33.03                                                                                                        Yes
   34          2,035                                                                                            No
   35          6,441                                                                                            No
   36          8,515                                                                                            No
   37          1,862                                                                                            No
   38            0                                                                                              No
   39          2,486                                                                                            No
   40          5,287                                                                                            No
   41          6,465                                                                                            No
   42          1,493                                                                                            No
   43           850                                                                                             No
   44          3,400                                                                                            No
   45          5,030                                                                                            No
   46                                                                                                           No
   47          2,241                                                                                            No
   48          2,538                                                                                            No
  48.01                                                                                                         No
  48.02                                                                                                         No
   49          1,788                                                                                            No
   50          1,354                                                                                            No
   51          1,331                                                                                           Yes
   52          1,122                                                                                            No
   53                                                           9,995                                           No
   54          1,065                                                                                            No
   55          3,525                                                                                            No
   56          1,603                                                                                            No
   57          2,520                                                                                           Yes
   58          3,961                                                                                            No
   59          6,062                                                                                            No
   60          4,072                                                                                            No
   61                                                                                                          Yes
   62          2,338                                                                                            No
   63          1,769                                                                                            No
   64          2,014                                                                                            No
   65          4,350                                                                                            No
   66          8,225                                                                                            No
   67          6,068                                                                                           Yes
   68          6,932                                                                                            No
   69          4,603                                                                                            No
   70          2,500                                                                                            No
   71          3,193                                                                                            No
   72           753                                                                                             No
   73          2,691                                                                                            No
   74           938                                                                                             No
   75          1,250                                                                                           Yes
   76                                                                                                           No
   77           861                                                                                            Yes
   78          1,484                                                                                            No
   79           852                                                                                             No
   80          1,411                                                                                            No
   81          2,634                                                                                            No
   82           532                                                                                             No
   83          2,409                                                                                            No
   84         18,577                                                                                            No
   85           542                                                                                             No
   86           652                                                                                             No
   87          5,162                                                                                            No
   88          4,866                                                                                            No
   89          2,431                                     4% of Gross Revenues                                   No
   90          1,050                                                                                            No
   91                                                                                                           No
   92          1,627                                                                                            No
   93          1,899                                            4,592                                           No
   94          1,763                                                                                            No
   95          2,955                                                                                            No
   96          2,388                                                                                            No
   97          4,343                                                                                            No
   98           972                                                                                             No
   99           725                                                                                             No
   100          812                                                                                             No
   101         5,400                                                                                            No
   102         1,419                                                                                            No
   103                                                                                                          No
   104         1,290                                                                                            No
   105                                                                                                         Yes
   106         2,258                                                                                            No
 106.01                                                                                                         No
 106.02                                                                                                         No
 106.03                                                                                                         No
 106.04                                                                                                         No
   107         1,924                                                                                            No
   108         4,108                                                                                            No
   109         1,160                                                                                            No
   110         1,328                                                                                            No
   111         1,089                                                                                            No
   112          709                                                                                             No
   113                                                                                                          No
   114          785                                                                                             No
   115         4,395                                                                                            No
   116          398                                                                                             No
   117          702                                                                                            Yes
   118          404                                                                                             No
   119          554                                                                                             No
   120          604                                                                                             No
   121                                                                                                         Yes
   122         1,296                                                                                            No
   123          883                                                                                             No
   124         1,780                                                                                            No
   125         1,272                                                                                            No
   126          774                                                                                             No
   127          446                                                                                             No
   128          533                                                                                             No
   129          831                                                                                             No
   130         1,538                                                                                            No
   131          603                                                                                            Yes
   132         4,109                                                                                            No
   133          382                                                                                            Yes
   134          160                                                                                            Yes
   135          607                                                                                             No
   136                                                                                                          No
   137         1,180                                                                                            No
   138          800                                                                                             No
   139          411                                                                                             No




                                              LARGEST TENANT
          ----------------------------------------------------------------------------------------
                                                                                           LEASE
 LOAN #                      TENANT NAME                    UNIT SIZE                   EXPIRATION
 ------                      -----------                    ---------                   ----------

    1     L.S. Ayres (Ground Lease)                            242,199                   1/31/2012
    2     Various
  2.01    Corinthian Colleges, Inc.                             53,990                  10/31/2008
  2.02    Unisys Corporation                                    22,229                   1/31/2010
  2.03    St. Paul Companies/USF&G                              80,559                   4/30/2008
  2.04    General Electric                                      61,310                   6/30/2009
  2.05    Kraft General Foods, Inc.                             30,077                   2/28/2010
  2.06    Paramount Parks, Inc.                                 18,854                   8/31/2006
  2.07    Ikon Office Solutions, Inc.                           40,279                  11/30/2006
  2.08    Blue Cross and Blue Shield NC                         18,529                  12/31/2008
  2.09    Amerisourcebergen Corporation                         71,054                   6/30/2008
  2.10    Lebhar Friedman, Inc.                                 39,945                   4/30/2006
  2.11    First-Citizens Bank & Trust Co.                       19,803                   8/31/2010
  2.12    Sodexho America, LLC                                   6,277                   6/30/2007
  2.13    Aon Service Corporation                                6,840                  11/30/2007
  2.14    Hazen & Sawyer, P.C.                                   7,834                  10/31/2009
  2.15    Corinthian Colleges, Inc.                             49,368                   5/31/2011
  2.16    Nova Southeastern University                          41,179                   1/31/2010
  2.17    North Carolina Farm Bureau Ins                         6,500                   5/31/2009
  2.18    BASF Corporation                                      18,632                   4/30/2007
  2.19    Que-Net Media                                         21,243                   6/30/2005
  2.20    Ace Mortgage Funding                                  10,439                  10/31/2009
  2.21    Time/Warner Retail Sales & Marketing                  34,151                   7/31/2010
  2.22    AG Communication Systems                              11,580                   2/28/2006
  2.23    Keybank USA, National Assoc.                          12,677                   4/30/2008
  2.24    Cabaret Systems, Inc.                                  5,145                  11/30/2009
  2.25    Shelco, Inc. (sl Mansel Contr.)                       20,162                  12/31/2009
  2.26    Lincare                                                6,965                   2/28/2006
  2.27    Woolpert LLP                                          17,614                   7/31/2010
  2.28    Greenpoint Financial Corp.                            40,615                  12/31/2006
  2.29    Quest Diagnostics                                      7,330                   5/14/2005
  2.30    A-1 Professional Employer, Inc.                       21,300                   7/31/2009
  2.31    Indian Head Industries, Inc.                          15,000                   2/28/2009
  2.32    Premier Systems Integrators                           11,395                   8/31/2005
  2.33    Quaero, LLC                                            6,047                  12/31/2005
    3     Goldman, Sachs & Co.                                 238,438                  10/15/2010
    4     Nordstrom                                            206,197                   3/31/2035
    5     Forty-Second Street Cinemas, Inc.                     78,562                  11/30/2019
    6
  6.01
  6.02
  6.03
  6.04
    7
  7.01
  7.02
  7.03
  7.04
    8
  8.01
  8.02
  8.03
    9
  9.01    Academy                                               59,418                   8/31/2017
  9.02    Office Depot                                          27,910                   3/31/2009
  9.03    Schoolocker                                           12,000                   5/31/2012
  9.04    US Army, Navy, Air Force                               6,041                   6/30/2008
  9.05    China Harbor                                           8,344                   8/31/2010
  9.06    Buffet King                                           12,000                   5/31/2024
  9.07
  9.08    Diversions Game Room, Inc.                             3,022                  12/31/2005
  9.09    Dr. Sykes DDS                                          1,600                   6/30/2008
  9.10    Bridgeway Bible Church                                 1,749                  10/31/2007
   10
  10.01
  10.02
  10.03
  10.04
  10.05
  10.06
  10.07
  10.08
  10.09
  10.10
   11
  11.01
  11.02
  11.03   University of Virginia                                29,231                   5/31/2008
  11.04   Monterey Doctor's Surgery Center                       6,383                   8/31/2011
  11.05
  11.06
  11.07
  11.08
  11.09   Alltel                                                10,000                   5/18/2007
  11.10   State of California Department of General Service      5,330                   9/30/2011
  11.11   Community Hospital                                     3,285                   9/30/2010
  11.12
  11.13
  11.14
  11.15
  11.16
   12     Metropolitan Theatres                                 41,915                   6/30/2011
   13
   14
  14.01
  14.02
  14.03
  14.04
  14.05
  14.06
  14.07
  14.08
  14.09
  14.10
  14.11
  14.12
  14.13
  14.14
  14.15
  14.16
  14.17
  14.18
  14.19
  14.20
  14.21
   15     State of Vermont                                       8,649                   5/31/2010
   16     Barnes & Noble                                        30,602                   1/31/2012
   17     Dick's Sporting Goods                                 50,290                   1/31/2016
   18
  18.01
  18.02
  18.03
  18.04
  18.05
  18.06
  18.07
  18.08
  18.09
  18.10
  18.11
  18.12
  18.13
  18.14
  18.15
  18.16
  18.17
  18.18
  18.19
   19     Gart Sports                                           32,630                   1/31/2013
   20     Fujitsu                                               89,000                   5/31/2008
   21     Michael's Store                                       17,520                   2/28/2009
   22     Sports Authority/Gart Sports                          36,256                  10/31/2010
   23     Ace Hardware                                          33,450                   9/14/2020
   24     Irvine Dance Academy                                   5,775                   6/30/2015
   25     Nobu - Malibu                                          2,538                   12/1/2017
   26
   27     May Queen                                              6,838                   3/31/2008
   28
   29
   30     Southwestern Bell Telephoe Company                    82,200                   4/30/2010
   31
   32
   33
  33.01   Rite Aid                                              17,200                   5/31/2006
  33.02   Cosmoprof/Beauty Systems                               3,000                   5/31/2008
  33.03   Valvoline Instant Oil Change                           2,610                   2/28/2015
   34     Waldbaums                                             47,491                   7/31/2013
   35
   36
   37
   38     Lowe's                                               134,934                   2/28/2025
   39     Showbiz Pizza                                          8,900                   7/31/2015
   40     Joseph A. Bank Clothiers                             289,813                   9/30/2014
   41
   42     Lease Administration Dept The TJX Companies, Inc      28,000                   1/31/2008
   43     24 Hour Fitness USA, Inc.                             39,998                  12/31/2019
   44     Delaware County Services                              54,000                   7/1/2014
   45     Burlington Coat Factory                               61,453                   1/31/2007
   46     Maryland Athletic Club                                60,902                   2/28/2016
   47     Big Lots                                              27,320                   1/31/2008
   48
  48.01
  48.02
   49
   50     Advanced Marketing Service                            68,208                   4/30/2008
   51     Aurora Loan Services, Inc.                           111,893                   7/31/2016
   52     Burke's Outlet                                        10,750                   9/30/2006
   53
   54
   55
   56     State of California Rehab                             13,569                   4/30/2007
   57     North American Cinemas, Inc.                          57,708                   6/30/2026
   58
   59
   60
   61     Impressions Marketing Group                          113,910                  10/31/2013
   62     Aquarium Industrial, Inc.                             13,773                   1/31/2006
   63
   64     TJ Maxx                                               36,112                   9/30/2009
   65     Strauss                                               12,297                   12/3/2013
   66     Fairlield Resorts                                     90,677                   1/1/2011
   67     Kintetsu World Express USA                           100,000                   3/31/2011
   68     State Civil Service Comm.                             60,768                   6/30/2008
   69
   70
   71
   72     Coldwell Banker Residential                           14,452                   7/31/2012
   73     Publix Supermarket                                    44,271                   1/31/2024
   74     Car Toys                                               6,100                   1/31/2010
   75     Robertshaw Controls Company                           74,400                  10/10/2016
   76     Malibu Kitchen                                         3,695                   7/1/2010
   77     Lockheed Martin                                      111,471                   3/31/2007
   78     The Eye Doctor                                         9,008                   2/28/2010
   79     Sylvia & Company Insurance Agency, Inc.               12,319                   2/28/2014
   80     WI Heart & Vascular Clinic                            16,526                   9/30/2014
   81
   82     Quest Diagnostics                                     38,145                  11/30/2010
   83
   84     Dynacraft Ind.                                        25,500 9/30/2006 (12,000 SF) & 9/30/2009 (13,500 SF)
   85     IHOP, Inc.                                             4,500                   6/14/2009
   86     Travelex America Inc.                                 17,279                   4/30/2010
   87
   88
   89
   90     Blockbuster                                            4,995                   9/30/2009
   91     Jr. Market                                             4,200                   7/15/2010
   92
   93
   94     Par Exsalonce                                          6,576                   2/28/2007
   95
   96     Dobbels True Value Hardware                           15,000                   4/30/2008
   97     Ross Stores, Inc.                                     30,187                   1/31/2014
   98     RIVCO Leaservice/S.C. Dental                           8,400                   9/30/2006
   99     Family Christian Stores                                4,000                   3/31/2010
   100    MG Dance Studio                                        2,084                   4/30/2009
   101
   102    Goodyear Tire & Rubber Company                         5,120                   2/1/2006
   103    Smart & Final                                         20,300                   2/1/2020
   104    Glazer                                                 7,109                   5/31/2006
   105    Across Town Movers                                    63,000                   6/30/2020
   106
 106.01   Auto Zone                                              5,400                  10/31/2008
 106.02   Blue Onion                                             3,012                  12/31/2005
 106.03   Auto Zone                                              5,400                  10/31/2008
 106.04   Med-Aid Pharmacy & Medical Supplies                    3,200                   2/23/2010
   107    Hala Cafe and Bakery                                   4,900                  11/21/2018
   108
   109    Alerus Financial                                      29,182                   3/31/2013
   110    Rite Aid Corp                                          9,500                   9/30/2010
   111    David Talasazan                                       48,800                  11/30/2008
   112    Logic Computer                                         2,482                   9/30/2006
   113    CVS                                                   11,970                   1/31/2028
   114
   115
   116    TelAire/Edwards Systems                               12,382                   2/28/2009
   117    Santa Fe Imaging Center                               19,290                   4/14/2020
   118    American Family Real Estate                            5,710                   6/30/2007
   119    Saddleback Grapes & Grains                             4,200                  12/20/2007
   120    Italian Bistro - Graz                                  3,301                   1/1/2010
   121    Walgreen's                                            13,813                   5/31/2030
   122
   123    Granite Coast                                         17,641                   5/31/2008
   124
   125
   126    Piggly Wiggly                                         20,633                  12/31/2009
   127    S.A.I.C.                                               9,655                   1/31/2007
   128
   129    Michael's                                             23,200                  11/30/2006
   130
   131    Women Management Inc                                   6,468                   2/28/2009
   132
   133    Eckerd Corporation                                    13,235                   1/28/2024
   134    Mid-State Bank & Trust                                 4,183                   9/30/2015
   135
   136
   137
   138
   139




                                                  2ND LARGEST TENANT
          -------------------------------------------------------------------------------------------------------
                                                                                                          LEASE
 LOAN #                    TENANT NAME                  UNIT SIZE                                      EXPIRATION
 ------                    -----------                  ---------                                      ----------

    1     JC Penney (Ground Lease)                        191,671                                       6/30/2018
    2     Various
  2.01    Kimley-Horn and Associates, Inc.                 15,889                                       5/31/2009
  2.02    Shapiro & Ingle, LLP                             15,476                                       8/31/2010
  2.03
  2.04    Child Care Resources, Inc.                       14,720                                       9/30/2012
  2.05    Sunbelt Rentals, Inc.                            29,039                                       8/31/2006
  2.06    Material Handling Alliance                       12,144                                       8/31/2010
  2.07    Strategic Outsourcing, Inc.                      19,245                                      12/31/2010
  2.08    Omega Performance Corporation                    10,518                                       9/30/2010
  2.09
  2.10    Greystone Healthcare Mgmt Corp                   10,628                                      10/31/2009
  2.11    Carolinas, Physician Network                      7,294                                       6/30/2007
  2.12    State Farm Mutual Auto Insurance                  6,235                                       8/31/2007
  2.13    International American Homes                      5,957                                       2/29/2012
  2.14    Royal Health Care of Long Island                  7,020                                      12/31/2007
  2.15
  2.16    ReEmployAbility, Inc.                             1,410                                       1/31/2007
  2.17    NMP, LLC                                          6,300                                       7/31/2007
  2.18    CH2M Hill                                        10,223                                       5/31/2008
  2.19    Engineering Consulting Service                   11,560                                       3/31/2008
  2.20    Pitney Bowes, Inc.                                6,317                                       5/31/2008
  2.21    Quest Diagnostics                                10,382                                       5/14/2005
  2.22    Tetra Tech, Inc.                                  6,880                                       9/30/2006
  2.23    Lanier Worldwide, Inc.                            8,482                                       3/31/2009
  2.24    Quest Diagnostics                                 4,969                                       6/30/2011
  2.25    Cytec Industries, Inc.                            8,991                                       6/30/2010
  2.26    SI Solutions, LLC                                 4,840                                       8/14/2006
  2.27
  2.28
  2.29    USDA                                              4,200                                       4/30/2006
  2.30
  2.31
  2.32
  2.33
    3     Daiwa Securities                                147,016                                       8/31/2010
    4     Neiman Marcus                                   143,196                                       1/21/2017
    5     TSE Group, LLC                                   17,720                                       4/1/2020
    6
  6.01
  6.02
  6.03
  6.04
    7
  7.01
  7.02
  7.03
  7.04
    8
  8.01
  8.02
  8.03
    9
  9.01    Fallas Paredes                                   22,500                                       5/31/2008
  9.02    Walgreens                                        10,998                                       7/31/2016
  9.03    Mr Panda                                          9,844                                       5/31/2013
  9.04    Tink-A-Tako                                       3,532                                       9/30/2005
  9.05    Alamo Health Care                                 6,809                                          MTM
  9.06
  9.07
  9.08    Wingstop Restaurant                               1,766                                       5/31/2008
  9.09    Why Weight                                        1,400                                       3/31/2008
  9.10    Tan It Up                                         1,127                                       6/30/2008
   10
  10.01
  10.02
  10.03
  10.04
  10.05
  10.06
  10.07
  10.08
  10.09
  10.10
   11
  11.01
  11.02
  11.03
  11.04   Bay Area Medical Imaging                          2,969                                       9/30/2012
  11.05
  11.06
  11.07
  11.08
  11.09
  11.10
  11.11   San Jose Construction                             1,967                                       2/28/2006
  11.12
  11.13
  11.14
  11.15
  11.16
   12     Rick Engineering                                 11,811                                       11/1/2010
   13
   14
  14.01
  14.02
  14.03
  14.04
  14.05
  14.06
  14.07
  14.08
  14.09
  14.10
  14.11
  14.12
  14.13
  14.14
  14.15
  14.16
  14.17
  14.18
  14.19
  14.20
  14.21
   15     Gap                                               8,170                                       4/30/2007
   16     Pier 1 Imports                                   11,802                                       7/31/2006
   17     Michael's                                        31,800                                       3/31/2006
   18
  18.01
  18.02
  18.03
  18.04
  18.05
  18.06
  18.07
  18.08
  18.09
  18.10
  18.11
  18.12
  18.13
  18.14
  18.15
  18.16
  18.17
  18.18
  18.19
   19     Bed Bath and Beyond                              25,000                                       1/31/2012
   20     Federal Bureau of Investigation                  15,500                                       5/31/2015
   21     Peter Piper Pizza                                14,000                                       1/31/2013
   22     Michaels                                         22,926                                      12/31/2009
   23     TJ Maxx                                          30,000                                       9/1/2010
   24     Dr. Kim, DDS                                      3,003                                       7/31/2016
   25     Tradinoi                                          2,278                                       1/1/2010
   26
   27     Aspeed Design                                     5,618                                       3/31/2005
   28
   29
   30     Orthopedic Sports Medicine                       11,111                                       9/30/2009
   31
   32
   33
  33.01   House of Champions                                6,254                                      11/26/2005
  33.02   Coin Laundry/Hyum H. Choi and Angela Choi         2,500                                       6/30/2009
  33.03
   34     Eckerd                                           13,000                                       1/31/2009
   35
   36
   37
   38     Best Buy                                         45,839                                       4/30/2020
   39     James Carrescia                                   5,813                                       7/31/2020
   40     Black & Decker                                  158,947                    7/31/2007 (83,781 SF); 12/31/2009 (57,566 SF);
                                                                                         2/28/2007 (5,000 SF); MTM (12,600 SF)
   41
   42     Armadillo Club, Inc.                              7,200                                       3/31/2013
   43     Jamba Juice                                       1,723                                       3/31/2015
   44     Conway Stores                                    25,000                                       5/31/2015
   45     Conn Appliance                                   35,848                                       4/30/2015
   46     About Faces                                       7,886                                       9/30/2009
   47     US Post Office                                   23,550                                       2/28/2006
   48
  48.01
  48.02
   49
   50     Deli                                              1,240                                      12/31/2009
   51
   52     Boston Billie's Restaurant                        8,060                                       9/30/2007
   53
   54
   55
   56     Search Associates                                 7,634                                       1/31/2010
   57
   58
   59
   60
   61
   62     All-Power America, Inc.                          13,526                                       3/15/2006
   63
   64     TC Dance International                           11,000                                      12/31/2010
   65     Wei's Buffet                                      5,965                                       1/1/2012
   66     Margate Sch. Of Bty.                             21,310                                       11/1/2012
   67
   68     Goldberg, Katzman, Shipman                       18,780                                      12/31/2011
   69
   70
   71
   72     Valerie Cosmetics                                 1,727                                       7/31/2007
   73     Beall"s                                          16,757                                       4/30/2008
   74     Chipotle Mexican Grill                            3,004                                       1/20/2010
   75
   76     Shabby Chic                                       1,924                                       7/1/2013
   77
   78     Bloomfield Surgi-Center                           7,406                                       3/31/2014
   79     Advanced Eye Center, Inc.                        11,752                                      12/31/2013
   80     Kidney Institute-Dialysis                         6,731                                       7/31/2015
   81
   82     Nevada Kanko Services                             2,025                                       6/30/2010
   83
   84     Impact                                            8,100                                       5/30/2010
   85     Mac Universe                                      3,024                                      12/31/2005
   86     O'Reilly & Marsh                                  6,253                                       1/31/2008
   87
   88
   89
   90     Smile Dental                                      1,920                                       1/31/2010
   91     Washington Mutual                                 3,500                                       3/31/2015
   92
   93
   94     National Real Estate                              3,500                                       4/30/2010
   95
   96     Sherwin Williams                                  7,600                                      12/31/2009
   97     Staples                                          14,588                                       4/30/2020
   98     St. Joseph Family Medical Center, Inc.            2,776                                       5/31/2008
   99     Pat's Desert Music                                4,000                                       3/1/2008
   100    Quizno's Sandwiches                               1,950                                       5/31/2012
   101
   102    Sunwest Restaurant Concept, Inc.                  5,120                                       3/31/2015
   103    Panda Express                                     1,801                                      11/11/2014
   104    Morton Cap.                                       6,459                                      10/31/2009
   105
   106
 106.01   Dollar Discount Stores                            1,500                                       9/30/2006
 106.02   Comet Cleaners                                    3,012                                       6/9/2010
 106.03   Sally's Beauty Supply                             1,500                                       3/31/2006
 106.04   Jaime Medrano, M.D., P.A.                         3,200                                      10/31/2006
   107    All Women's Health Center                         3,678                                      12/31/2010
   108
   109    RL Engebretson                                   10,605                                      12/31/2007
   110    Independence Bank                                 5,200                                       8/31/2009
   111    Pan Fabrics & Mr. Nader Maghen                   28,500                                       4/4/2006
   112    Yoav Nagar                                        2,423                                       2/28/2007
   113
   114
   115
   116    Clean Water Technologies                         12,216                                      11/15/2007
   117
   118    Black Mountain Community                          5,053                                       2/28/2010
   119    Wah Wok Chinese Food                              1,800                                       6/22/2008
   120    Re/Max Executives                                 2,709                                       4/4/2007
   121
   122
   123    Profile News                                     35,750                                       6/30/2007
   124
   125
   126    Dollar General                                    9,000                                       5/31/2006
   127    H.R.P.                                            8,833                                       3/31/2008
   128
   129    Distiller's Outlet                                2,400                                       6/30/2009
   130
   131
   132
   133
   134
   135
   136
   137
   138
   139




                            3RD LARGEST TENANT
          -----------------------------------------------------------------
                                                                 LEASE
 LOAN #                TENANT NAME(55)              UNIT SIZE  EXPIRATION
 ------                ---------------              ---------  ----------

    1     H&M                                          18,000  1/31/2015
    2     Various
  2.01    Airlines Reporting Corp.                     13,879  10/31/2009
  2.02    Black & Veatch Corporation                   14,720  2/28/2007
  2.03
  2.04    Family Preservation Services                  7,734  12/31/2009
  2.05    Council on Education in Mgmt                  8,706  8/31/2010
  2.06    Isaacs Group, The                             7,050  9/30/2007
  2.07    Sedgwick Claims Mgmt Services                 7,149  1/31/2011
  2.08    CHF Industries, Inc.                         10,124  2/28/2008
  2.09
  2.10    SRD, Inc.                                     2,160  1/14/2009
  2.11    Indian Head Industries, Inc.                  6,494  2/28/2009
  2.12    Capacity Insurance Company                    5,875  4/30/2010
  2.13    Burnetti, P.A., Inc.                          5,045  7/31/2008
  2.14    Highwood Properties, Inc.                     6,997  12/31/2029
  2.15
  2.16    Oce Printing Systems USA, Inc.                  967  11/30/2006
  2.17    Dan Cornelison (assignee)                     2,078  2/28/2009
  2.18    Great American Insurance, Co.                 4,872  10/31/2007
  2.19    USA Today                                     9,610  1/31/2008
  2.20    Birch Telecom of South, Inc.                  5,229  12/31/2010
  2.21
  2.22    IXC Communications Services                   5,765  2/28/2009
  2.23    Motorola, Inc.                                5,196  7/31/2006
  2.24    Hormel Foods                                  4,520  8/31/2005
  2.25
  2.26    Linc Services, LLC                            4,800  3/31/2008
  2.27
  2.28
  2.29    Northwood University                          1,944  3/31/2006
  2.30
  2.31
  2.32
  2.33
    3     T.D. Waterhouse                             135,066  2/28/2021
    4     Crate & Barrel                               32,591  1/31/2011
    5     Transportation Displays Incorporated         17,700  6/15/2019
    6
  6.01
  6.02
  6.03
  6.04
    7
  7.01
  7.02
  7.03
  7.04
    8
  8.01
  8.02
  8.03
    9
  9.01    China Harbor                                 14,000  11/30/2015
  9.02    Joann Stores, Inc.                           10,000  10/31/2005
  9.03    6436, Inc.                                    9,000  10/31/2019
  9.04    Roxy's                                        3,400  8/31/2007
  9.05    Rent-A-Center                                 5,817  8/31/2009
  9.06
  9.07
  9.08    Footwear for Less                             1,419  9/30/2009
  9.09    Ranger Cleaners                               1,200  4/30/2007
  9.10    Taco Rey                                      1,112  4/30/2006
   10
  10.01
  10.02
  10.03
  10.04
  10.05
  10.06
  10.07
  10.08
  10.09
  10.10
   11
  11.01
  11.02
  11.03
  11.04   InWest Insurance                              2,424  7/31/2009
  11.05
  11.06
  11.07
  11.08
  11.09
  11.10
  11.11
  11.12
  11.13
  11.14
  11.15
  11.16
   12     UCR Accounting Office                         9,087   1/1/2007
   13
   14
  14.01
  14.02
  14.03
  14.04
  14.05
  14.06
  14.07
  14.08
  14.09
  14.10
  14.11
  14.12
  14.13
  14.14
  14.15
  14.16
  14.17
  14.18
  14.19
  14.20
  14.21
   15     Pottery Barn                                  8,048  1/31/2015
   16     ULTA 3 Cosmetics                              9,180  10/31/2006
   17     Borders (Office Max)                         20,600  3/31/2015
   18
  18.01
  18.02
  18.03
  18.04
  18.05
  18.06
  18.07
  18.08
  18.09
  18.10
  18.11
  18.12
  18.13
  18.14
  18.15
  18.16
  18.17
  18.18
  18.19
   19     Borders, Inc.                                23,000  1/31/2022
   20     Strasburger & Price                          13,939  3/31/2016
   21     Fedex Kinko's                                 7,000  9/30/2009
   22     Party City                                   11,406  2/28/2010
   23     OfficeMax                                    23,500   2/1/2017
   24     Taekwondo                                     2,493  12/31/2012
   25     Malibu Colony Co.                             1,995   6/1/2010
   26
   27     Wilshire State Bank                           3,240  4/30/2010
   28
   29
   30     Metro Heart Group                             9,137  6/30/2006
   31
   32
   33
  33.01   Washington Mutual                             4,563  11/30/2010
  33.02   La Siesta Market/Coronado                     2,100  3/31/2015
  33.03
   34     Boston Market                                 2,955  11/30/2016
   35
   36
   37
   38     Long John Sliver's                           15,000  7/31/2023
   39     Akbar Ali                                     2,200  11/30/2011
   40     Fidelitone, Inc.                            151,373  2/28/2007
   41
   42     Family Christian Stores, Inc.                 7,032  12/31/2006
   43     Quiznos Subs (Domke)                          1,411  2/28/2015
   44     KB Toy Works                                  8,000  12/31/2006
   45     Ross Dress for Less                          27,200  1/31/2006
   46     Timonium Dental                               1,923  5/31/2009
   47     Gold's Gym                                   20,560  12/31/2015
   48
  48.01
  48.02
   49
   50
   51
   52     Menifee Valley Community                      7,340  3/31/2009
   53
   54
   55
   56     Kenneth Rowen                                 6,530  2/28/2008
   57
   58
   59
   60
   61
   62     Cresthill Furniture, Inc.                    10,464  7/31/2007
   63
   64     FOB Kansas City                              10,323  11/30/2006
   65     Crazy Farms                                   5,012  3/28/2013
   66     THASC Sales Co.                              13,450  11/30/2005
   67
   68     Citigroup Global Markets                     14,284  3/31/2014
   69
   70
   71
   72     S.G. Inc.                                     1,096  11/30/2007
   73     Aaron's                                      11,200   3/7/2010
   74     Il Vicino                                     3,001  7/29/2012
   75
   76     Clarise Beauty Supply                         1,800  12/1/2006
   77
   78     Rainbow Montessori                            6,102  8/31/2009
   79     Countrywide Home Loans, Inc.                  8,841  1/31/2010
   80     Kidney Institute                              5,394  8/31/2014
   81
   82     Active Finance                                1,632  2/28/2009
   83
   84     Best For Less                                 8,000  9/30/2008
   85     Asia Medical                                  2,792  3/14/2008
   86     John Gomes, MD                                3,531  8/31/2011
   87
   88
   89
   90     Pizza Hut                                     1,582  12/31/2006
   91     Cashback                                      1,800   7/6/2013
   92
   93
   94     Tequila Harry's                               3,447  6/30/2008
   95
   96     La Petite Academy, Inc.                       7,257  4/28/2011
   97
   98     Retina-Vitreous Associates Medical Group      2,752  5/31/2011
   99     Premiere Home Entertainment                   3,000  1/30/2010
   100    BNT Body Therapy                              1,845  4/30/2005
   101
   102    Midas Muffler Shop                            5,033   6/1/2006
   103    Daily Nails & Spa                             1,552  7/31/2011
   104    Paramount                                     3,003  8/31/2006
   105
   106
 106.01   Sally's Beauty Supply                         1,500  7/31/2007
 106.02   Walgreen's                                    3,012  10/31/2006
 106.03   Subway                                        1,500  7/31/2008
 106.04
   107    Sam Won Gardens                               3,500  10/31/2008
   108
   109    Ohnstad Twichell                              5,033  2/28/2009
   110    House & Home                                  2,400  5/31/2015
   111    Benny's Wholesale                            23,000  10/31/2006
   112    Hardwire Mortgage                             2,134  4/30/2008
   113
   114
   115
   116    Smart Business Interiors                      4,950  10/31/2005
   117
   118    United Title                                  2,749  7/30/2006
   119    Fredrick Pizza Plus                           1,400  1/27/2007
   120    Dan Woodley                                   2,624  6/15/2008
   121
   122
   123    Gove Construction                            17,641  12/31/2006
   124
   125
   126    Carnaggio's                                   4,200  6/30/2007
   127    Carmen V. Porecca                             3,702  3/31/2008
   128
   129
   130
   131
   132
   133
   134
   135
   136
   137
   138
   139


                            FOOTNOTES TO ANNEX A-1

--------------------------------------------------------------------------------

(1)   The Unit type and Total SF/Unit count for Morgan RV Portfolio mortgage loan represent all available units including RV Pads (both seasonal and transient), rental cabins and rental apartments.

(2)   The Total SF/Unit for the Valvoline Center (Ground Lease) mortage loan represents the land area.

(3)   The Total SF/Unit for the Plaza Diamond Bar mortgage loan reflects the rentable square footage after the permitted reconstruction of one of the buildings at the property.

(4)   Total SF/Units, Original Balance per Unit ($) and Cut-off Date Balance
      per Unit ($) and Occupancy % for Verga Portfolio mortgage loan reflects only multifmaly properties, and does not include the 5 commercial properties. The 5 commercial properties have a weighted average occupancy percentage of 96.6%.

(5)   For mortgage loans secured by multiple mortgaged real properties, the
      Occupancy % for such Mortgage Loans is the weighted average Occupancy %
      of each Mortgaged Property based on square footage, number of units, number of pads, number of rooms or Appraised Value ($).

(6)   The Occupancy % for the 6101-6121 18th Avenue mortgage property is on a percentage leased basis as of May 1, 2005. The Occupancy % is 55.6% as of
      April 6, 2005.

(7)   The Occupancy % for the Morgan RV Portfolio mortgage loan is based on the number of seasonal pads rented for the season at each property and represents 204 pads for Alpine Lake, 1,105 pads for Brennan Beach, and
      161 pads for Sandy Beach. The season generally runs from May 1, 2005 to
      October 15, 2005. Seasonal units account for 27% of Alpine Lake revenue,
      62% of Brennan Beach revenue and 68% of Sandy Beach revenue.

(8)   Plaza Diamond Bar's Occupancy % is based on the square footage in place as of the Cut-Off Date and does not include the to-be re-constructed building.

(9)   UW DSCR (x) and Appraised Value ($) for the Plaza Diamond Bar mortgage loan were calculated based on certain assumptions related to the property's lease-up in order to achieve a stabilized value. These assumptions are consistent with the performance related criteria required to obtain the release of a cash holdback that serves as additional collateral. The "as is" UW DSCR (which is based on a NCF of $960,691) is
      1.01 (x) based on existing leases in place and without assumptions related to the holdback. The "as is" LTV based on the cut-off balance is
      85.7%.

(10)  With respect to cross-collateralized and cross-defaulted mortgage loans, the UW DSCR (x), Cut-off Date LTV (%) and Maturity LTV (%) are
      illustrated based upon the individual loan data without consideration to the crossed data.

(11)  Two of the properties in the Highwoods Portfolio mortgage loan, Parkway
      Plaza Building Eleven and Parkway Plaza Building Twelve, are expected to be released by the borrower. The values of and cash flow from these properties have been excluded from the Annex A and from the calculation of Cut-off LTV (%), Maturity LTV (%), allocated balances and UW DSCR.

(12)  For mortgage loans secured by multiple Mortgaged Properties, each
      Mortgage Loan's Original Balance($), Cut-Off Date Balance($) and
      Maturity/ARD Balance($) are allocated to the respective mortgaged properties based on the mortgage loan documentation or an allocation determined by Appraised Value($).

(13)  Each Loan number identifies a group of crossed loans.

(14)  Each Loan number identifies a group of related borrowers.

(15)  For each mortgage loan, the Admin. Fee % represents the master servicing fee rate, the primary servicing fee rate, the trustee fee rate and a correspondence fee rate, if applicable, in total. The Net Mortgage Rate %
      equates to the related Interest Rate % less the related Admin. Fee %.

(16)  IO Monthly Debt Service ($) has been determined by dividing IO Annual Debt
      Service ($) by 12.

(17)  With respect to Sun City Shopping Center, Glenwood Plaza Shopping Center,
      Strawberry Square, Stanley Station Shopping Center, and 170 West Road
      mortgage loans, the Rem. Term, First Payment Date, I/O Period, and the
      Remaining Prepayment Provision (Payments) for these loans were adjusted to include 1 (one) interest-only period to reflect the interest payment the Trust will receive on September 1, 2005.

(18)  For mortgage loans with an I/O component, the I/O Period reflects the initial interest only period as of the respective Note Date of the mortgage loan.

(19)  The "LO" component of the prepayment provision represents remaining lockout payments, "Def" represents remaining defeasance payments, "O"
      represents remaining open periods, and "YM" represents remaining yield maintenance periods.

(20)  The New Market Square mortgage loan, the Foothills Park Place mortgage loan, the Residence Inn - North Dartmouth mortgage loan, the Mission
      Industrial mortgage loan and the Poway Promenade mortgage loan provide for prepayment premiums that are equal to the greater of (i) one percent
      (1%) of the outstanding principal balance at the time of prepayment, or
      (ii) the excess, if any, of (1) the present value on the date of such prepayment of all remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount rate
      (hereinafter defined) less the amount of principal being prepaid. The term "Discount Rate" means the rate which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually. The term
      "Treasury Rate" shall mean the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical
      Release H.15-Selected Interest Rates under the heading U.S. Government
      Securities/Treasury Constant Maturities for the week ending prior to the
      Prepayment Date, of U.S. Treasury maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date.

(21)  The Residence Inn Portfolio I and II mortgage loans provide for prepayment premiums that are equal to the greater of (i) one percent (1%)
      of the outstanding principal balance at the time of prepayment, or (ii)
      the positive difference, if any, between (a) the present value on the date of prepayment (by acceleration or otherwise) of all future installments of principal and interest which the Borrowers would otherwise be required to pay under the Note from the date of such prepayment until the Maturity Date absent such prepayment, including the unpaid principal amount which might otherwise be due upon the Maturity
      Date absent such prepayment, with such present value being determined by the use of a discount rate equal to the yield to maturity (adjusted to a
      "Mortgage Equivalent Basis" pursuant to the standards and practices of the Securities Industry Association), on the date of such prepayment of the United States Treasury Security having the term to maturity closest to what otherwise would have been the remaining term hereof absent such prepayment and (b) the principal balance of the Loan on the date of such prepayment.

(22)  The Burlington Town Center mortgage loan provides for prepayment premiums that are equal to the greater of (i) one percent (1%) of the outstanding principal balance at the time of prepayment, or (ii) an amount equal to the present value as of the Prepayment Date of the Calculated Payments from the Prepayment Date through the Lockout Release Date determined by discounting such payments at the Discount Rate. "Calculated Payments"
      shall mean the monthly payments of interest only which would be due based on the principal amount of the Loan being prepaid on the Prepayment Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (y) the Regular Interest Rate and (z) the Yield Maintenance Treasury Rate. "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Yield
      Maintenance Treasury Rate, when compounded semi-annually. "Yield
      Maintenance Treasury Rate" shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal
      Reserve Statistical Release H.15.

(23)  The 1000 Franklin Avenue mortgage loan provides for prepayment premiums that are equal to the greater of (i) one percent (1%) of the outstanding principal balance at the time of prepayment, or (ii) the positive difference, if any, between (x) the present value on the date of such prepayment of all future installments which Borrower would otherwise be required to pay under this Note during the original term hereof absent such prepayment, including the unpaid Principal Amount which would otherwise be due upon the scheduled Maturity Date absent such prepayment, with such present value being determined by the use of a discount rate equal to the yield to maturity (adjusted to a "Mortgage Equivalent
      Basis", of the United States Treasury Security having the term to maturity closest to what otherwise would have been the remaining term hereof absent such prepayment (the "Comparison Treasury Security"), and
      (y) the outstanding principal amount on the date of such prepayment.

(24)  The Westwood Plaza mortgage loan provides for prepayment premiums that are equal to the amount, if any (but in no event less than zero), equal to the present value of a series of payments each equal to the Payment
      Differential and payable on each Payment Date over the remaining original term of the Note and on the Stated Maturity Date, discounted at the
      Reinvestment Yield for the number of months remaining as of the date of such prepayment to each such Payment Date and the Stated Maturity Date.
      "Payment Differential" shall mean an amount equal to (i) the Interest
      Rate less the Reinvestment Yield, divided by (ii) twelve (12) and multiplied by (iii) the principal sum outstanding under the Note after application of the constant monthly payment due under the Note on the date of such prepayment, provided that the Payment Differential shall in no event be less than zero. "Reinvestment Yield" shall mean an amount equal to the lesser of (i) the yield on the U.S. Obligations with a maturity date closest to the Stated Maturity Date, or (ii) the yield on
      U.S. Obligations with a term equal to the remaining average life of the indebtedness evidenced by the Note.

(25)  The Kern Canyon Estates mortgage loan provides for prepayment premiums that are equal to an amount that is the greater of (i) one percent (1%)
      of the amount of the Principal Indebtedness being prepaid, and (ii) an amount equal to the product obtained by multiplying: (A) the amount of the Principal Indebtedness being repaid, by (B) the difference obtained by subtracting the Adjusted Yield Rate from the Adjusted Interest Rate, by (C) the present value factor calculated using the following formula:
      (1 - (1 + r/12) --n ) / r where r = Adjusted Yield Rate, n = the remaining term of the Loan in months calculated as follows: the number of days (and any fraction thereof) between the date of the prepayment or acceleration and the Maturity Date, multiplied by 12/365.25. "Adjusted
      Interest Rate" means the Interest Rate multiplied by 365.25/360.
      "Adjusted Yield Rate" means the product of the following formula:
      (((1+Reference Treasury Yield/2)1/6) - 1) multiplied by 12. "Reference
      Treasury Yield" means the yield rate on the U.S. Treasury with a maturity date closest to, but shorter than, the remaining average life of the
      Loan.

(26)  With respect to the U-Haul Self Storage Portfolio II, III and IV mortgage loans, the 2003 NOI ($) and 2004 NOI ($) is based upon the trailing-twelve month period ending March 31, 2003 and March 31, 2004, respectively.

(27)  The sum of each UW NOI ($) and UW NCF ($) for the San Antonio Portfolio mortgage properties is not equal the UW NOI ($) and UW NCF($) for the San
      Antonio mortage loan as the property level Cash Flows differ in Vacancy,
      Replacement Reserves, and calculated management fee.

(28)  UW NOI ($), UW NCF ($), and UW DSCR (x) for the Plaza Diamond Bar were calculated based on certain assumptions related to the property's lease--up in order to achieve a stabilized value. These assumptions are consistent with the performance related criteria required to obtain the release of a cash holdback that serves as additional collateral. Business interruption insurance is being paid until the building is reconstructed and released.

(29)  In the case of The Westchester mortgage loan, the UW DSCR (x) was calculated based upon the aggregate indebtedness of The Westchester pari passu trust mortgage loan and The Westchester pari passu non-trust loan but excludes The Westchester subordinate non-trust loans. If The
      Westchester subordinate non-trust loans were included in the calculation, then the resulting ratio would have been lower.

(30)  With respect to Highwoods Portfolio, Financial Square, The Westchester, E
      Walk on the New 42nd Street, Burlington Town Center, Olmsted Plaza,
      Foothills Park Place, 5900 North Sepulveda Boulevard, Roselle Commons,
      Parkway Plaza Office Building, 6565 North Lakewood Avenue Apartments,
      Poway Promenade, and 199 Lafayette Street, Penthouse Condominium mortgage loans, which are interest-only for the full term with no amortization, UW
      DSCR (x) for these loans is calculated based upon the IO Annual Debt
      Service ($) which is calculated a the product of (i) the Original Balance
      ($), (ii) the Interest Rate %, and (iii) 365/360.

(31)  UW DSCR (x) for Village Park at Brookhaven mortgage loan was calculated after taking into account a holdback of $131,000. Before taking this reserve into account, the UW DSCR (x) is 1.17x.

(32)  UW DSCR (x) for Highlands Ranch Village Center mortgage loan was calculated after taking into account $1,450,000 Letter of Credit. Before taking this Letter of Credit into account, the UW DSCR (x) is 1.14x.

(33)  UW DSCR (x) for 15205 Hawthorne Blvd. mortgage loan was calculated after taking into account a holdback of $500,000. Before taking this reserve into account, the UW DSCR (x) is 1.16x.

(34)  UW DSCR (x) for Golden Pond Apartments mortgage loan was calculated after taking into account $425,000 Letter of Credit and $200,000 holdback.
      Before taking this Letter of Credit and holdback into acount, the UW DSCR
      (x) is 1.09x.

(35)  UW DSCR (x) for 1255 Broad Street mortgage loan was calculated after taking into account $700,000 holdback. Before taking the holdback into acount, the UW DSCR (x) is 1.13x.

(36)  The Upfront Other Reserve ($) for Lake Shore Plaza mortgage loan is a combination of three separate reserves: the C/O Reserve ($25,000.00), the
      Genovese Reserve ($175,000.00) and the Waldbaum Reserve ($500,000.00).
      The C/O Reserve will be deposited at closing. The Genovese Reserve will be deposited before the earlier of January 1, 2008 and vacancy of the
      Genovese Drug Stores space. The Waldbaum Reserve will be deposited before the earlier of June 1, 2011 and vacancy of the Waldbaum, Inc. space.

(37)  The Monthly CapEx Reserve ($) for Rio Grande Valley Retail Portfolio
      mortgage loan of $798 will commence if at any time the Ongoing
      Repairs/FF&E Reserve falls below the Cap of $25,000. If for any given year the aggregate capital repair or replacement costs exceed the Ongoing
      Repairs/FF&E Reserve Cap, then the Ongoing Repairs/FF&E Reserve Cap shall be increased.

(38)  The Monthly CapEx Reserve ($) for Vintage Park mortgage loan is $1,750 for months 1-72 and $2,753 thereafter.

(39)  The Monthly CapEx Reserve ($) for the Michael's Aurora Plaza mortgage loan is $2,989.13 for yrs 1-6 and $1,494.56 for yrs. 7-10.

(40)  The Monthly CapEx Reserve ($) for the U-Haul (Copyright)  Self Storage
      Portfolio II, III and IV mortgage loans will be collected until the CapEx
      Reserve totals $166,760.40 (12 months worth of collections). Should the reserve fall below this level, than monthly collections will commence until such time as the CapEx Reserve is replenished.

(41)  The Monthly CapEx Reserve ($) for the Glenbrook Square Mall mortgage loan of $18,192.33 will commence upon the occurrence and during the continuance of a Lockbox Event and the CapEx Reserve balance shall not exceed $218,308.00.

(42)  The Monthly TI/LC Reserve ($) for Rio Grande Valley Retail Portfolio
      mortgage loan of $5,000 will commence if for any given year the aggregate capital repair or replacement costs exceeds the amount of the Ongoing
      Repairs/FF&E Reserve Cap which will not exceed $100,000.

(43)  The Monthly TI/LC Reserve ($) for Safeway Marketplace mortgage loan is
      $16,700 for months 1-3 and $2,100 thereafter.

(44)  The Monthly TI/LC Reserve ($) for the Glenbrook Square Mall mortgage loan of $35,821.67 will commence upon the occurrence and during the continuance of a Lockbox Event and the TI/LC Reserve balance shall not exceed $429,860.00.

(45)  The Monthly TI/LC Reserve ($) for San Antonio Portfolio mortgage loan is
      $12,500 not to exceed $150,000.

(46)  The Monthly TI/LC Reserve amount for Plaza Diamond Bar's mortgage loan increases to $5,993.84 on the 1st payment after reconstruction of the fire damaged building is complete.

(47)  12840 Riverside Drive mortgage loan has a springing Monthly TI/LC Reserve of $2,360.00, which occurs when occupancy at the property falls below a physical and economic occupancy of 90%.

(48)  12626 Riverside Drive mortgage loan has a springing Monthly TI/LC Reserve of $2,381.50, which occurs when occupancy at the property falls below a physical and economic occupancy of 90%.

(49)  6101-6123 18th Ave mortgage loan has a springing Monthly TI/LC Reserve of
      $16,666.00. If Staten Island Savings Bank or any successor tenant under the bank's lease does not exercise its lease extension, a monthly reserve of $8,333.00 shall be deposited into the TI/LC Reserve until the account balance is $100,000. If Rite Aid or any successor tenant under the bank's lease does not exercise its lease extension, a monthly reserve of
      $8,333.00 shall be deposited into the TI/LC Reserve until the account balance is $100,000.

(50)  Pleasant Grove mortgage loan has a springing Monthly TI/LC Reserve of
      $2,100.00 occurring whenever there is a lease termination or whenever the
      TI/LC Reserve falls below $50,000.

(51)  The Highwoods Portfolio mortgage loan reserves -- Monthly TI/LC Reserve of $137,500 commences on the later to occur of (a) the Payment Date occurring in July 2008 and (b) any Payment Date on which the balance in the Rollover/Accretive Lease Reserve Subaccount is less than $1,650,000.
      Monthly CapEx Reserves commence on the payment date occurring in July
      2008, for an amount initially equal to 1/12th of the product obtained by multiplying $0.20 by the aggregate number of rentable SF of space in the property (currently $33,481).

(52)  The Monthly RE Tax Reserve ($) and the Monthly Insurance Reserve ($) for
      the Glenbrook Square Mall mortgage loan of (a) one-twelfth (1/12) of the
      Taxes, and (b) one-twelfth (1/12) of the Insurance Premiums will commence upon the occurrence and during the continuance of a Lockbox Event.

(53)  The Monthly RE Tax Reserve ($) for the U-Haul (Copyright)  Self Storage
      Portfolio II, III and IV mortgage loans will be collected montly until, when combined with the Upfront RE Tax Reserve ($), the balance in the RE
      Tax reserve totals $638,275.08 (6 months worth of collections). Should the reserve fall below this level, than monthly collections will commence until such time as the RE Tax reserve is replenished.

(54)  Holiday Inn Mission Bay/Sea World mortgage loan has a springing Monthly
      Other Reserve. In the event that the DSCR is less than 1.25, 1.20, or
      1.10 for any 12 month period, 25%, 50%, or 100%, respectively, of the excess cash flow will be retained as an additional collateral reserve until the DSCR has been at least 1.25 for at least two consecutive quarters.

(55)  For Financial Square mortgage loan, the third largest tenant, TD Warehouse will begin occupancy in July 2006.

(56)  The Highwoods Portfolio additional debt -- In addition to the first mortgage collateral, an additional $40MM loan is secured by a guaranty of an affiliate of the borrower which guaranty is secured by an upper tier pledge of 100% of the indirect equity interests in the borrower as well as 100% of the excess cash flow received from the properties securing the subject transaction.

                              Annex A-2 (All Loans)

LOAN SELLERS


------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WTD. AVG.
                                                        AGGREGATE CUT-OFF   % OF INITIAL    WTD. AVG.      REMAINING TERM TO
                                          NUMBER OF       DATE PRINCIPAL   MORTGAGE POOL  MORTGAGE RATE       MATURITY/ARD
MORTGAGE LOAN SELLER                    MORTGAGE LOANS      BALANCE           BALANCE         (%)                (MOS.)
------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Mortgage Lending, Inc             50         1,084,720,719       52.3        5.1445                  94
Countrywide Commercial Real Estate
 Finance, Inc.                                  41           401,846,582       19.4        5.4321                 116
IXIS Real Estate Capital Inc.                   22           380,991,702       18.4        5.3251                  91
PNC Bank, National Association                  26           206,902,256       10.0        5.2995                 119
------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                        139        $2,074,461,260      100.0%       5.2488%                100
==============================================================================================================================

--------------------------------------------------------------------------------------------
                                        WTD. AVG.  WTD. AVG. CUT-OFF   WTD. AVG. MATURITY
                                          DSCR      DATE LTV RATIO    DATE OR ARD LTV RATIO
MORTGAGE LOAN SELLER                      (X)            (%)                  (%)
--------------------------------------------------------------------------------------------

Merrill Lynch Mortgage Lending, Inc       1.75            65.2               58.9
Countrywide Commercial Real Estate
 Finance, Inc.                            1.32            71.0               62.7
IXIS Real Estate Capital Inc.             1.64            75.5               70.7
PNC Bank, National Association            1.56            72.0               60.8
--------------------------------------------------------------------------------------------
Total/Weighted Average:                   1.63x           68.9%              62.0%
============================================================================================


PROPERTY TYPES


--------------------------------------------------------------------------------------------------------------------
                                                                                                     WTD. AVG.
                                             AGGREGATE CUT-OFF   % OF INITIAL     WTD. AVG.      REMAINING TERM TO
                               NUMBER OF       DATE PRINCIPAL   MORTGAGE POOL   MORTGAGE RATE      MATURITY/ARD
PROPERTY SUB TYPE            MORTGAGE LOANS      BALANCE           BALANCE          (%)               (MOS.)
--------------------------------------------------------------------------------------------------------------------

Retail                              55           814,818,417          39.3        5.0861                96
     Anchored                       21           587,553,981          28.3        4.9860                87
     Unanchored                     27           181,414,744           8.7        5.3436               120
     Shadow Anchored                 4            31,699,220           1.5        5.3362               109
     Single Tenant                   3            14,150,472           0.7        5.3805               126
Office                              58           433,415,244          20.9        5.0275                85
Hospitality                         24           288,659,174          13.9        5.7452               112
Multifamily                         36           163,597,426           7.9        5.2257               117
Mixed Use                           11           126,732,547           6.1        5.3581               105
Self Storage                        54           105,829,487           5.1        5.6523               119
Industrial                          11            73,329,590           3.5        5.3371               108
Manufactured Housing                 5            53,110,817           2.6        5.7960               119
Other                                2            14,968,558           0.7        5.0507               118
--------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:            256        $2,074,461,260         100.0%       5.2488               100
====================================================================================================================

------------------------------------------------------------------------------------

                               WTD. AVG.   WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                 DSCR       DATE LTV RATIO     DATE OR ARD LTV RATIO
PROPERTY SUB TYPE                 (X)            (%)                   (%)
------------------------------------------------------------------------------------

Retail                            1.61           65.4                 59.7
     Anchored                     1.70           62.8                 58.1
     Unanchored                   1.38           72.6                 64.3
     Shadow Anchored              1.29           72.6                 66.9
     Single Tenant                1.57           66.5                 50.4
Office                            2.04           68.4                 65.8
Hospitality                       1.56           71.3                 61.4
Multifamily                       1.33           73.3                 63.7
Mixed Use                         1.43           71.6                 64.7
Self Storage                      1.45           74.4                 58.0
Industrial                        1.33           73.9                 64.0
Manufactured Housing              1.29           73.8                 63.6
Other                             1.26           74.3                 61.6
------------------------------------------------------------------------------------
Total/Weighted Average:           1.63x          68.9%                62.0%
====================================================================================


                              Annex A-2 (All Loans)

PROPERTY LOCATIONS


-----------------------------------------------------------------------------------------------------------------------
                                                                                                        WTD. AVG.
                                                 AGGREGATE CUT-OFF    % OF INITIAL    WTD. AVG.      REMAINING TERM TO
                                   NUMBER OF       DATE PRINCIPAL   MORTGAGE POOL    MORTGAGE RATE    MATURITY/ARD
     STATE                      MORTGAGE LOANS      BALANCE           BALANCE           (%)              (MOS.)
-----------------------------------------------------------------------------------------------------------------------

New York                               12            417,785,560         20.1            4.9571             86
California                             49            349,627,326         16.9            5.3915             117
       Southern                        34            305,625,912         14.7            5.3880             117
       Northern                        15             44,001,414          2.1            5.4159             119
Indiana                                 2            188,513,820          9.1            4.9168             59
Florida                                27            173,682,240          8.4            5.2098             95
Texas                                  34            161,612,100          7.8            5.3745             114
North Carolina                         21             90,934,654          4.4            4.9668             61
Colorado                                7             82,070,837          4.0            5.3349             118
Pennsylvania                           12             72,038,237          3.5            6.2441             119
Ohio                                    5             45,274,921          2.2            5.5863             118
Arizona                                 5             45,000,000          2.2            5.1548             109
Nevada                                  6             42,055,000          2.0            5.2383             114
Kansas                                  4             41,585,000          2.0            5.1496             120
New Jersey                              4             38,650,000          1.9            5.3087             110
Connecticut                             5             35,290,192          1.7            5.7702             119
Maryland                                3             33,000,000          1.6            5.3109             119
Washington                              4             32,784,158          1.6            5.4231             117
Missouri                                3             27,286,760          1.3            5.2370             120
Vermont                                 2             26,962,591          1.3            5.0531             61
Georgia                                 6             19,706,839          0.9            5.6689             91
Delaware                                2             17,015,272          0.8            5.4958             119
Massachusetts                           3             16,867,797          0.8            5.4861             119
South Carolina                          2             15,417,671          0.7            5.1094             118
Virginia                                4             14,823,918          0.7            5.3545             119
Wisconsin                               2              9,148,000          0.4            5.1221             120
Michigan                                2              8,934,534          0.4            5.3669             119
Kentucky                                3              8,558,657          0.4            5.3784             120
Rhode Island                            1              8,548,034          0.4            5.3175             119
New Hampshire                           2              8,320,037          0.4            5.7444             120
Arkansas                                4              7,139,367          0.3            5.8127             150
Tennessee                               5              6,151,233          0.3            5.8625             135
New Mexico                              2              5,259,349          0.3            5.6001             119
Illinois                                3              5,078,340          0.2            5.4268             83
Oklahoma                                2              4,509,107          0.2            5.6889             118
North Dakota                            1              4,450,000          0.2            5.2700             120
Alabama                                 2              3,547,572          0.2            5.4200             120
Montana                                 1              2,295,823          0.1            6.0330             118
Maine                                   2              2,084,278          0.1            5.6820             119
Mississippi                             1              1,255,922          0.1            5.6820             119
Louisiana                               1              1,196,116          0.1            5.6820             119
-----------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:               256         $2,074,461,260        100.0%           5.2488%            100
=======================================================================================================================

-----------------------------------------------------------------------------------------

                                  WTD. AVG.    WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                    DSCR        DATE LTV RATIO     DATE OR ARD LTV RATIO
     STATE                          (X)               (%)                    (%)
-----------------------------------------------------------------------------------------

New York                            2.30              54.5                   51.4
California                          1.36              70.5                   62.5
       Southern                     1.36              71.0                   62.9
       Northern                     1.36              67.6                   59.7
Indiana                             1.22              70.9                   65.3
Florida                             1.70              73.5                   66.5
Texas                               1.40              74.9                   66.0
North Carolina                      1.91              78.8                   78.6
Colorado                            1.25              74.7                   68.3
Pennsylvania                        1.53              70.0                   59.5
Ohio                                1.73              67.1                   60.0
Arizona                             1.61              71.7                   67.1
Nevada                              1.33              69.1                   62.2
Kansas                              1.59              69.8                   54.9
New Jersey                          1.53              73.8                   68.8
Connecticut                         1.41              70.6                   54.9
Maryland                            1.41              77.7                   65.4
Washington                          1.28              77.8                   70.0
Missouri                            1.54              75.0                   65.1
Vermont                             1.91              65.2                   64.6
Georgia                             1.54              74.1                   62.4
Delaware                            1.52              69.6                   60.0
Massachusetts                       1.50              76.2                   60.3
South Carolina                      1.27              75.0                   61.5
Virginia                            1.31              70.1                   61.5
Wisconsin                           1.32              76.9                   63.4
Michigan                            1.49              74.9                   65.7
Kentucky                            1.41              73.2                   61.8
Rhode Island                        1.49              75.0                   67.1
New Hampshire                       1.27              76.0                   64.0
Arkansas                            1.43              77.2                   59.2
Tennessee                           1.37              76.3                   57.9
New Mexico                          1.40              71.7                   58.6
Illinois                            1.49              75.0                   67.8
Oklahoma                            1.34              76.1                   63.3
North Dakota                        1.40              78.1                   64.7
Alabama                             1.35              78.8                   64.5
Montana                             1.83              48.3                   41.1
Maine                               1.44              75.6                   57.9
Mississippi                         1.45              74.8                   57.3
Louisiana                           1.45              74.8                   57.3
-----------------------------------------------------------------------------------------
Total/Weighted Average:             1.63x             68.9%                  62.0%
=========================================================================================


                              Annex A-2 (All Loans)

CUT-OFF DATE PRINCIPAL BALANCES OF MORTGAGE LOANS


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    WTD. AVG.
                                                            AGGREGATE CUT-OFF     % OF INITIAL    WTD. AVG.      REMAINING TERM TO
                                              NUMBER OF       DATE PRINCIPAL    MORTGAGE POOL    MORTGAGE RATE    MATURITY/ARD
RANGE OF CUT-OFF DATE BALANCES ($)          MORTGAGE LOANS      BALANCE            BALANCE           (%)              (MOS.)
-----------------------------------------------------------------------------------------------------------------------------------

    748,000 -   2,999,999                         15             29,895,405          1.4            5.5321             125
  3,000,000 -   3,999,999                         11             39,549,733          1.9            5.4194             109
  4,000,000 -   4,999,999                         16             72,954,976          3.5            5.3665             115
  5,000,000 -   5,999,999                         13             70,442,985          3.4            5.4527             112
  6,000,000 -   6,999,999                          8             51,783,287          2.5            5.2798             104
  7,000,000 -   7,999,999                         11             82,731,040          4.0            5.3111             119
  8,000,000 -   9,999,999                         15            131,034,817          6.3            5.4863             120
 10,000,000 -  12,999,999                         10            111,993,739          5.4            5.4252             113
 13,000,000 -  19,999,999                         15            242,421,179         11.7            5.4424             119
 20,000,000 -  49,999,999                         19            536,157,946         25.8            5.4787             115
 50,000,000 -  99,999,999                          2            127,700,000          6.2            4.9106              98
100,000,000 - 187,796,151                          4            577,796,151         27.9            4.8634              65
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                          139         $2,074,461,260        100.0%           5.2488%            100
===================================================================================================================================

--------------------------------------------------------------------------------------------------

                                          WTD. AVG.    WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                            DSCR        DATE LTV RATIO     DATE OR ARD LTV RATIO
RANGE OF CUT-OFF DATE BALANCES ($)           (X)              (%)                    (%)
--------------------------------------------------------------------------------------------------

    748,000 -   2,999,999                   1.44              68.7                  56.6
  3,000,000 -   3,999,999                   1.40              70.8                  60.3
  4,000,000 -   4,999,999                   1.44              70.1                  60.9
  5,000,000 -   5,999,999                   1.49              69.3                  59.3
  6,000,000 -   6,999,999                   1.31              76.0                  66.6
  7,000,000 -   7,999,999                   1.42              67.9                  58.2
  8,000,000 -   9,999,999                   1.51              71.1                  61.1
 10,000,000 -  12,999,999                   1.33              75.8                  65.3
 13,000,000 -  19,999,999                   1.45              72.4                  62.4
 20,000,000 -  49,999,999                   1.43              72.7                  64.3
 50,000,000 -  99,999,999                   2.06              57.1                  54.0
100,000,000 - 187,796,151                   2.01              63.9                  62.0
--------------------------------------------------------------------------------------------------
Total/Weighted Average:                     1.63x             68.9%                 62.0%
==================================================================================================

Minimum: $748,000
Maximum: $187,796,151
Average: $14,924,182


MORTGAGE RATES


----------------------------------------------------------------------------------------------------------------------------
                                                                                                            WTD. AVG.
                                                     AGGREGATE CUT-OFF   % OF INITIAL     WTD. AVG.      REMAINING TERM TO
                                       NUMBER OF       DATE PRINCIPAL   MORTGAGE POOL   MORTGAGE RATE    MATURITY/ARD
RANGE OF MORTGAGE RATES (%)          MORTGAGE LOANS      BALANCE           BALANCE           (%)              (MOS.)
----------------------------------------------------------------------------------------------------------------------------

4.6470 - 4.7499                            2             177,500,000          8.6            4.6713              69
4.7500 - 4.9999                            7             518,244,151         25.0            4.9067              69
5.0000 - 5.2499                           42             446,827,915         21.5            5.1325             113
5.2500 - 5.4999                           44             436,329,317         21.0            5.3692             117
5.5000 - 5.5999                            9              79,821,588          3.8            5.5259             115
5.6000 - 5.6999                           16             224,460,142         10.8            5.6626             125
5.7000 - 5.7499                            3               9,362,276          0.5            5.7371             118
5.7500 - 5.9999                            9             120,060,011          5.8            5.8676             116
6.0000 - 6.2499                            5              37,998,813          1.8            6.1480              80
6.2500 - 7.4000                            2              23,857,048          1.2            7.4000             117
----------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                  139          $2,074,461,260        100.0%           5.2488%            100
============================================================================================================================

--------------------------------------------------------------------------------------------

                                   WTD. AVG.     WTD. AVG. CUT-OFF     WTD. AVG. MATURITY
                                     DSCR         DATE LTV RATIO      DATE OR ARD LTV RATIO
RANGE OF MORTGAGE RATES (%)           (X)              (%)                    (%)
--------------------------------------------------------------------------------------------

4.6470 - 4.7499                       2.49              44.1                  44.1
4.7500 - 4.9999                       1.86              68.5                  65.5
5.0000 - 5.2499                       1.43              73.3                  65.5
5.2500 - 5.4999                       1.40              72.9                  64.2
5.5000 - 5.5999                       1.58              69.2                  60.8
5.6000 - 5.6999                       1.46              71.1                  58.5
5.7000 - 5.7499                       1.27              70.6                  60.1
5.7500 - 5.9999                       1.43              70.3                  57.9
6.0000 - 6.2499                       1.42              73.8                  68.3
6.2500 - 7.4000                       1.56              69.3                  61.2
--------------------------------------------------------------------------------------------
Total/Weighted Average:               1.63x             68.9%                 62.0%
============================================================================================

Minimum: 4.6470%
Maximum: 7.4000%
Weighted Average: 5.2488%


                              Annex A-2 (All Loans)

DEBT SERVICE COVERAGE RATIOS


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   WTD. AVG.
                                                            AGGREGATE CUT-OFF   % OF INITIAL    WTD. AVG.      REMAINING TERM TO
                                              NUMBER OF       DATE PRINCIPAL  MORTGAGE POOL    MORTGAGE RATE    MATURITY/ARD
RANGE OF DSCRS (X)                          MORTGAGE LOANS      BALANCE          BALANCE           (%)              (MOS.)
----------------------------------------------------------------------------------------------------------------------------------

1.20 - 1.24                                       21             385,941,876        18.6          5.1575              92
1.25 - 1.29                                       22             227,456,724        11.0          5.4212             117
1.30 - 1.34                                       22             196,518,557         9.5          5.2392             113
1.35 - 1.39                                       12              66,761,437         3.2          5.3667             120
1.40 - 1.44                                       14             188,346,376         9.1          5.6614             111
1.45 - 1.49                                        7             131,819,544         6.4          5.4097             119
1.50 - 1.59                                       15             185,267,235         8.9          5.5830             118
1.60 - 1.99                                       20             369,299,510        17.8          5.2115              88
2.00 - 2.85                                        6             323,050,000        15.6          4.7630              77
----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                          139          $2,074,461,260       100.0%        5.2488%             100
==================================================================================================================================

-----------------------------------------------------------------------------------------------------

                                           WTD. AVG.   WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                             DSCR       DATE LTV RATIO     DATE OR ARD LTV RATIO
RANGE OF DSCRS (X)                            (X)             (%)                   (%)
-----------------------------------------------------------------------------------------------------

1.20 - 1.24                                  1.22              71.9                 65.6
1.25 - 1.29                                  1.27              72.8                 63.4
1.30 - 1.34                                  1.32              74.6                 65.3
1.35 - 1.39                                  1.37              74.9                 65.2
1.40 - 1.44                                  1.41              74.6                 63.3
1.45 - 1.49                                  1.47              75.0                 62.7
1.50 - 1.59                                  1.53              71.7                 61.1
1.60 - 1.99                                  1.84              71.4                 67.5
2.00 - 2.85                                  2.63              47.5                 47.2
-------------------------------------------------------------------------------------------------------
Total/Weighted Average:                      1.63x             68.9%                62.0%
=======================================================================================================

Minimum: 1.20x
Maximum: 2.85x
Weighted Average: 1.63x


CUT-OFF DATE LOAN-TO-VALUE RATIOS


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   WTD. AVG.
                                                            AGGREGATE CUT-OFF   % OF INITIAL    WTD. AVG.      REMAINING TERM TO
                                              NUMBER OF       DATE PRINCIPAL  MORTGAGE POOL    MORTGAGE RATE    MATURITY/ARD
RANGE OF CUT-OFF DATE LTV RATIOS (%)        MORTGAGE LOANS      BALANCE          BALANCE           (%)              (MOS.)
----------------------------------------------------------------------------------------------------------------------------------

35.8 - 49.9                                       6              189,693,823       9.1            4.7335              74
50.0 - 59.9                                       11             192,354,648       9.3            5.0334             100
60.0 - 64.9                                       9              125,860,449       6.1            5.3860             107
65.0 - 69.9                                       22             226,809,638      10.9            5.5933             118
70.0 - 74.9                                       39             630,480,868      30.4            5.2997              97
75.0 - 80.0                                       49             691,006,834      33.3            5.2540             102
80.1 - 85.0                                       3               18,255,000       0.9            5.6996             134
----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                          139          $2,074,461,260     100.0%           5.2488%            100
==================================================================================================================================

--------------------------------------------------------------------------------------------------

                                           WTD. AVG.   WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                             DSCR       DATE LTV RATIO     DATE OR ARD LTV RATIO
RANGE OF CUT-OFF DATE LTV RATIOS (%)          (X)             (%)                  (%)
--------------------------------------------------------------------------------------------------

35.8 - 49.9                                  2.42              44.3               44.0
50.0 - 59.9                                  2.47              52.5               50.1
60.0 - 64.9                                  1.53              63.5               57.0
65.0 - 69.9                                  1.60              67.7               58.4
70.0 - 74.9                                  1.36              72.9               64.0
75.0 - 80.0                                  1.47              77.6               70.3
80.1 - 85.0                                  1.30              81.3               69.5
--------------------------------------------------------------------------------------------------
Total/Weighted Average:                      1.63x             68.9%              62.0%
==================================================================================================

Minimum: 35.8%
Maximum: 85.0%
Weighted Average: 68.9%


                              Annex A-2 (All Loans)

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WTD. AVG.
                                                                AGGREGATE CUT-OFF  % OF INITIAL     WTD. AVG.     REMAINING TERM TO
                                                  NUMBER OF       DATE PRINCIPAL  MORTGAGE POOL   MORTGAGE RATE     MATURITY/ARD
RANGE OF MATURITY DATE OR ARD LTV RATIOS (%)   MORTGAGE LOANS         BALANCE        BALANCE          (%)               (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

34.7 - 49.9                                         17              272,560,986       13.1          4.9184                 87
50.0 - 54.9                                         15              254,216,702       12.3          5.2223                106
55.0 - 59.9                                         20              220,102,912       10.6          5.5135                119
60.0 - 62.4                                         17              123,209,966        5.9          5.6939                118
62.5 - 64.9                                         19              196,390,771        9.5          5.3745                111
65.0 - 67.4                                         18              443,938,427       21.4          5.1465                 93
67.5 - 69.9                                         17              209,725,000       10.1          5.3247                118
70.0 - 78.8                                         16              354,316,497       17.1          5.2166                 81
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                            139           $2,074,461,260      100.0%         5.2488%               100
====================================================================================================================================

---------------------------------------------------------------------------------------------------------

                                                 WTD. AVG.   WTD. AVG. CUT-OFF     WTD. AVG. MATURITY
                                                   DSCR        DATE LTV RATIO     DATE OR ARD LTV RATIO
RANGE OF MATURITY DATE OR ARD LTV RATIOS (%)        (X)             (%)                    (%)
---------------------------------------------------------------------------------------------------------

34.7 - 49.9                                        2.18             49.3                  44.8
50.0 - 54.9                                        2.21             57.5                  52.0
55.0 - 59.9                                        1.42             71.0                  57.4
60.0 - 62.4                                        1.41             72.8                  61.6
62.5 - 64.9                                        1.43             72.9                  63.8
65.0 - 67.4                                        1.37             72.6                  66.1
67.5 - 69.9                                        1.41             76.1                  68.6
70.0 - 78.8                                        1.56             78.2                  75.2
---------------------------------------------------------------------------------------------------------
Total/Weighted Average:                            1.63x            68.9%                 62.0%
=========================================================================================================

Minimum: 34.7%
Maximum: 78.8%
Weighted Average: 62.0%


REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    WTD. AVG.
                                                              AGGREGATE CUT-OFF   % OF INITIAL    WTD. AVG.      REMAINING TERM TO
                                                NUMBER OF       DATE PRINCIPAL  MORTGAGE POOL    MORTGAGE RATE    MATURITY/ARD
RANGE OF REMAINING TERMS TO MATURITY (MOS.)   MORTGAGE LOANS      BALANCE          BALANCE           (%)              (MOS.)
-----------------------------------------------------------------------------------------------------------------------------------

 57 -  84                                           17             766,461,167      36.9            4.9324              66
 85 - 119                                           77             953,006,972      45.9            5.4612             119
120 - 180                                           45             354,993,121      17.1            5.3622             126
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                            139          $2,074,461,260     100.0%           5.2488%            100
===================================================================================================================================

--------------------------------------------------------------------------------------------------------

                                                WTD. AVG.   WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                                  DSCR       DATE LTV RATIO     DATE OR ARD LTV RATIO
RANGE OF REMAINING TERMS TO MATURITY (MOS.)        (X)             (%)                  (%)
--------------------------------------------------------------------------------------------------------

 57 -  84                                         1.98              63.1               61.3
 85 - 119                                         1.40              73.5               63.9
120 - 180                                         1.50              69.1               58.2
--------------------------------------------------------------------------------------------------------
Total/Weighted Average:                           1.63x             68.9%              62.0%
========================================================================================================

Minimum: 57 mos.
Maximum: 180 mos.
Weighted Average: 100 mos.


                              Annex A-2 (All Loans)

ORIGINAL AMORTIZATION TERMS


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                              AGGREGATE CUT-OFF    % OF INITIAL      WTD. AVG.    REMAINING TERM TO
                                                NUMBER OF       DATE PRINCIPAL    MORTGAGE POOL    MORTGAGE RATE    MATURITY/ARD
RANGE OF ORIGINAL AMORTIZATION TERMS (MOS.)   MORTGAGE LOANS      BALANCE            BALANCE           (%)              (MOS.)
-----------------------------------------------------------------------------------------------------------------------------------

Interest Only                                     13               570,200,000          27.5          4.8834             75
300 - 329                                         24               337,629,287          16.3          5.5156             119
330 - 360                                        102             1,166,631,973          56.2          5.3503             107
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                          139            $2,074,461,260         100.0%         5.2488%            100
===================================================================================================================================

---------------------------------------------------------------------------------------------------------

                                                 WTD. AVG.   WTD. AVG. CUT-OFF      WTD. AVG. MATURITY
                                                    DSCR       DATE LTV RATIO     DATE OR ARD LTV RATIO
RANGE OF ORIGINAL AMORTIZATION TERMS (MOS.)          (X)             (%)                   (%)
---------------------------------------------------------------------------------------------------------

Interest Only                                       2.31              59.2                 59.2
300 - 329                                           1.51              71.2                 57.2
330 - 360                                           1.34              72.9                 64.7
---------------------------------------------------------------------------------------------------------
Total/Weighted Average:                             1.63x             68.9%                62.0%
=========================================================================================================

Minimum: 300 mos.
Maximum: 360 mos.
Weighted Average: 346 mos.


ESCROWS


------------------------------------------------------------------------------------------------------------------------------------
ESCROW TYPE             NUMBER OF MORTGAGE LOANS    AGGREGAGE CUT-OFF DATE PRINCIPAL BALANCE    % OF INITIAL MORTGAGE POOL BALANCE
------------------------------------------------------------------------------------------------------------------------------------

TI/LC Reserves                    55                               560,594,043                                 38.3
Real Estate Tax                  121                             1,406,466,130                                 67.8
Insurance                        117                             1,206,205,788                                 58.1
Replacement Reserves             111                             1,273,710,120                                 61.4


LOCKBOX TYPES


------------------------------------------------------------------------------------------------------------------------------------
LOCKBOX TYPE            NUMBER OF MORTGAGE LOANS    AGGREGAGE CUT-OFF DATE PRINCIPAL BALANCE    % OF INITIAL MORTGAGE POOL BALANCE
------------------------------------------------------------------------------------------------------------------------------------

Hard                              50                             1,194,608,282                                 57.6
Soft                              11                               259,324,794                                 12.5


CASH MANAGEMENT TYPES


------------------------------------------------------------------------------------------------------------------------------------
LOCKBOX TYPE            NUMBER OF MORTGAGE LOANS    AGGREGAGE CUT-OFF DATE PRINCIPAL BALANCE    % OF INITIAL MORTGAGE POOL BALANCE
------------------------------------------------------------------------------------------------------------------------------------

In-Place                          13                               458,826,902                                 22.1
Springing                         46                               986,406,174                                 47.5


                            Annex A-2 (Loan Group 1)

LOAN SELLERS


-----------------------------------------------------------------------------------------------------------------------------------
                                                            AGGREGATE CUT-OFF                                      WTD. AVG.
                                                              DATE PRINCIPAL   % OF INITIAL      WTD. AVG.     REMAINING TERM TO
                                              NUMBER OF      BALANCE OF LOAN  MORTGAGE POOL    MORTGAGE RATE     MATURITY/ARD
MORTGAGE LOAN SELLER                        MORTGAGE LOANS      GROUP 1          BALANCE           (%)              (MOS.)
-----------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Mortgage Lending, Inc               45          1,045,598,663         53.3            5.1425              93
IXIS Real Estate Capital Inc.                     21            373,391,702         19.0            5.3287              92
Countrywide Commercial Real Estate
 Finance, Inc.                                    29            337,208,213         17.2            5.4946             116
PNC Bank, National Association                    25            205,252,256         10.5            5.2933             119
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                          120         $1,961,450,834        100.0%           5.2542%             99
===================================================================================================================================

-------------------------------------------------------------------------------------------------

                                          WTD. AVG.   WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                            DSCR       DATE LTV RATIO     DATE OR ARD LTV RATIO
MORTGAGE LOAN SELLER                         (X)             (%)                   (%)
-------------------------------------------------------------------------------------------------

Merrill Lynch Mortgage Lending, Inc           1.77            64.8                 58.7
IXIS Real Estate Capital Inc.                 1.65            75.4                 70.6
Countrywide Commercial Real Estate
 Finance, Inc.                                1.33            70.6                 62.3
PNC Bank, National Association                1.56            71.9                 60.8
-------------------------------------------------------------------------------------------------
Total/Weighted Average:                       1.65x           68.6%                61.8%
=================================================================================================


PROPERTY TYPES


-----------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE CUT-OFF                                        WTD. AVG.
                                                 DATE PRINCIPAL     % OF INITIAL     WTD. AVG.      REMAINING TERM TO
                                 NUMBER OF      BALANCE OF LOAN    MORTGAGE POOL    MORTGAGE RATE    MATURITY/ARD
PROPERTY SUB TYPE              MORTGAGE LOANS      GROUP 1            BALANCE           (%)              (MOS.)
-----------------------------------------------------------------------------------------------------------------------

Retail                               55             814,818,417          41.5           5.0861              96
    Anchored                         21             587,553,981          30.0           4.9860              87
    Unanchored                       27             181,414,744           9.2           5.3436             120
    Shadow Anchored                   4              31,699,220           1.6           5.3362             109
    Single Tenant                     3              14,150,472           0.7           5.3805             126
Office                               58             433,415,244          22.1           5.0275              85
Hospitality                          24             288,659,174          14.7           5.7452             112
Mixed Use                            11             126,732,547           6.5           5.3581             105
Self Storage                         54             105,829,487           5.4           5.6523             119
Industrial                           11              73,329,590           3.7           5.3371             108
Manufactured Housing                  5              53,110,817           2.7           5.7960             119
Multifamily                          16              50,587,000           2.6           5.3829             124
Other                                 2              14,968,558           0.8           5.0507             118
-----------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:             236          $1,961,450,834         100.0%          5.2542%             99
=======================================================================================================================

-------------------------------------------------------------------------------------

                               WTD. AVG.   WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                 DSCR       DATE LTV RATIO     DATE OR ARD LTV RATIO
PROPERTY SUB TYPE                 (X)             (%)                   (%)
-------------------------------------------------------------------------------------

Retail                            1.61            65.4                 59.7
    Anchored                      1.70            62.8                 58.1
    Unanchored                    1.38            72.6                 64.3
    Shadow Anchored               1.29            72.6                 66.9
    Single Tenant                 1.57            66.5                 50.4
Office                            2.04            68.4                 65.8
Hospitality                       1.56            71.3                 61.4
Mixed Use                         1.43            71.6                 64.7
Self Storage                      1.45            74.4                 58.0
Industrial                        1.33            73.9                 64.0
Manufactured Housing              1.29            73.8                 63.6
Multifamily                       1.37            70.3                 60.8
Other                             1.26            74.3                 61.6
--------------------------------------------------------------------------------------
Total/Weighted Average:           1.65x          68.6%                 61.8%
======================================================================================


                            Annex A-2 (Loan Group 1)

PROPERTY LOCATIONS


---------------------------------------------------------------------------------------------------------------------
                                            AGGREGATE CUT-OFF                                         WTD. AVG.
                                              DATE PRINCIPAL    % OF INITIAL       WTD. AVG.      REMAINING TERM TO
                              NUMBER OF      BALANCE OF LOAN    MORTGAGE POOL    MORTGAGE RATE      MATURITY/ARD
      STATE                MORTGAGE LOANS        GROUP 1          BALANCE            (%)               (MOS.)
---------------------------------------------------------------------------------------------------------------------

New York                         12             417,785,560          21.3            4.9571                86
California                       48             344,332,866          17.6            5.3965               117
      Southern                   33             300,331,452          15.3            5.3936               117
      Northern                   15              44,001,414           2.2            5.4159               119
Indiana                           2             188,513,820           9.6            4.9168                59
Florida                          26             159,696,943           8.1            5.2238                93
Texas                            27             131,860,550           6.7            5.4592               113
North Carolina                   21              90,934,654           4.6            4.9668                61
Colorado                          7              82,070,837           4.2            5.3349               118
Pennsylvania                     12              72,038,237           3.7            6.2441               119
Ohio                              5              45,274,921           2.3            5.5863               118
Kansas                            4              41,585,000           2.1            5.1496               120
New Jersey                        4              38,650,000           2.0            5.3087               110
Connecticut                       5              35,290,192           1.8            5.7702               119
Maryland                          3              33,000,000           1.7            5.3109               119
Arizona                           2              27,300,000           1.4            5.1160               119
Vermont                           2              26,962,591           1.4            5.0531                61
Washington                        3              26,284,158           1.3            5.4536               117
Nevada                            5              25,855,000           1.3            5.3437               111
Georgia                           6              19,706,839           1.0            5.6689                91
Missouri                          1              17,750,000           0.9            5.1800               120
Delaware                          2              17,015,272           0.9            5.4958               119
Massachusetts                     3              16,867,797           0.9            5.4861               119
South Carolina                    2              15,417,671           0.8            5.1094               118
Virginia                          4              14,823,918           0.8            5.3545               119
Wisconsin                         2               9,148,000           0.5            5.1221               120
Michigan                          2               8,934,534           0.5            5.3669               119
Rhode Island                      1               8,548,034           0.4            5.3175               119
New Hampshire                     2               8,320,037           0.4            5.7444               120
Arkansas                          4               7,139,367           0.4            5.8127               150
New Mexico                        2               5,259,349           0.3            5.6001               119
Tennessee                         4               4,501,233           0.2            5.7864               119
North Dakota                      1               4,450,000           0.2            5.2700               120
Alabama                           2               3,547,572           0.2            5.4200               120
Kentucky                          2               3,058,657           0.2            5.6820               119
Montana                           1               2,295,823           0.1            6.0330               118
Maine                             2               2,084,278           0.1            5.6820               119
Illinois                          2               2,078,340           0.1            5.6820               119
Mississippi                       1               1,255,922           0.1            5.6820               119
Louisiana                         1               1,196,116           0.1            5.6820               119
Oklahoma                          1                 616,747           0.0            5.6820               119
---------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:         236          $1,961,450,834         100.0%           5.2542%               99
=====================================================================================================================

----------------------------------------------------------------------------------

                           WTD. AVG.   WTD. AVG. CUT-OFF     WTD. AVG. MATURITY
                              DSCR       DATE LTV RATIO     DATE OR ARD LTV RATIO
      STATE                   (X)             (%)                   (%)
----------------------------------------------------------------------------------

New York                     2.30             54.5                  51.4
California                   1.36             70.6                  62.6
      Southern               1.36             71.0                  63.0
      Northern               1.36             67.6                  59.7
Indiana                      1.22             70.9                  65.3
Florida                      1.72             73.1                  66.7
Texas                        1.42             74.8                  66.1
North Carolina               1.91             78.8                  78.6
Colorado                     1.25             74.7                  68.3
Pennsylvania                 1.53             70.0                  59.5
Ohio                         1.73             67.1                  60.0
Kansas                       1.59             69.8                  54.9
New Jersey                   1.53             73.8                  68.8
Connecticut                  1.41             70.6                  54.9
Maryland                     1.41             77.7                  65.4
Arizona                      1.84             68.3                  66.4
Vermont                      1.91             65.2                  64.6
Washington                   1.25             79.2                  71.7
Nevada                       1.37             68.6                  60.7
Georgia                      1.54             74.1                  62.4
Missouri                     1.70             74.0                  65.7
Delaware                     1.52             69.6                  60.0
Massachusetts                1.50             76.2                  60.3
South Carolina               1.27             75.0                  61.5
Virginia                     1.31             70.1                  61.5
Wisconsin                    1.32             76.9                  63.4
Michigan                     1.49             74.9                  65.7
Rhode Island                 1.49             75.0                  67.1
New Hampshire                1.27             76.0                  64.0
Arkansas                     1.43             77.2                  59.2
New Mexico                   1.40             71.7                  58.6
Tennessee                    1.38             73.2                  56.4
North Dakota                 1.40             78.1                  64.7
Alabama                      1.35             78.8                  64.5
Kentucky                     1.46             74.6                  57.2
Montana                      1.83             48.3                  41.1
Maine                        1.44             75.6                  57.9
Illinois                     1.46             74.9                  57.5
Mississippi                  1.45             74.8                  57.3
Louisiana                    1.45             74.8                  57.3
Oklahoma                     1.45             74.8                  57.3
----------------------------------------------------------------------------------
Total/Weighted Average:      1.65x            68.6%                 61.8%
==================================================================================


                            Annex A-2 (Loan Group 1)

CUT-OFF DATE PRINCIPAL BALANCES OF MORTGAGE LOANS


----------------------------------------------------------------------------------------------------------------------------------
                                                            AGGREGATE CUT-OFF                                      WTD. AVG.
                                                              DATE PRINCIPAL    % OF INITIAL    WTD. AVG.      REMAINING TERM TO
                                              NUMBER OF      BALANCE OF LOAN   MORTGAGE POOL   MORTGAGE RATE    MATURITY/ARD
RANGE OF CUT-OFF DATE BALANCES ($)          MORTGAGE LOANS      GROUP 1           BALANCE          (%)              (MOS.)
----------------------------------------------------------------------------------------------------------------------------------

    748,000 -   2,999,999                         11             24,043,856        1.2            5.5881             123
  3,000,000 -   3,999,999                          8             29,360,614        1.5            5.4108             112
  4,000,000 -   4,999,999                         14             63,604,976        3.2            5.4207             114
  5,000,000 -   5,999,999                         11             59,648,525        3.0            5.5091             111
  6,000,000 -   6,999,999                          6             39,043,287        2.0            5.2652              99
  7,000,000 -   7,999,999                          9             67,431,040        3.4            5.3653             126
  8,000,000 -   9,999,999                         14            122,534,817        6.2            5.5200             120
 10,000,000 -  12,999,999                          9            101,893,739        5.2            5.4410             112
 13,000,000 -  19,999,999                         13            212,235,882       10.8            5.4966             119
 20,000,000 -  49,999,999                         19            536,157,946       27.3            5.4787             115
 50,000,000 -  99,999,999                          2            127,700,000        6.5            4.9106              98
100,000,000 - 187,796,151                          4            577,796,151       29.5            4.8634              65
----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                          120         $1,961,450,834      100.0%           5.2542%             99
==================================================================================================================================

---------------------------------------------------------------------------------------------------

                                         WTD. AVG.   WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                           DSCR       DATE LTV RATIO     DATE OR ARD LTV RATIO
RANGE OF CUT-OFF DATE BALANCES ($)          (X)             (%)                   (%)
---------------------------------------------------------------------------------------------------

    748,000 -   2,999,999                  1.46              68.2                56.8
  3,000,000 -   3,999,999                  1.41              69.2                58.1
  4,000,000 -   4,999,999                  1.46              69.5                60.3
  5,000,000 -   5,999,999                  1.52              69.3                59.3
  6,000,000 -   6,999,999                  1.31              76.4                67.4
  7,000,000 -   7,999,999                  1.45              65.5                55.0
  8,000,000 -   9,999,999                  1.53              70.7                60.6
 10,000,000 -  12,999,999                  1.33              75.8                65.5
 13,000,000 -  19,999,999                  1.46              72.2                62.1
 20,000,000 -  49,999,999                  1.43              72.7                64.3
 50,000,000 -  99,999,999                  2.06              57.1                54.0
100,000,000 - 187,796,151                  2.01              63.9                62.0
---------------------------------------------------------------------------------------------------
Total/Weighted Average:                    1.65x             68.6%               61.8%
===================================================================================================

Minimum: $748,000
Maximum: $187,796,151
Average: $16,345,424


MORTGAGE RATES


--------------------------------------------------------------------------------------------------------------------------
                                                   AGGREGATE CUT-OFF                                      WTD. AVG.
                                                     DATE PRINCIPAL    % OF INITIAL     WTD. AVG.     REMAINING TERM TO
                                     NUMBER OF      BALANCE OF LOAN   MORTGAGE POOL   MORTGAGE RATE      MATURITY/ARD
RANGE OF MORTGAGE RATES (%)        MORTGAGE LOANS      GROUP 1           BALANCE          (%)               (MOS.)
--------------------------------------------------------------------------------------------------------------------------

4.6470 - 4.7499                           2             177,500,000        9.0            4.6713              69
4.7500 - 4.9999                           6             513,444,151       26.2            4.9059              68
5.0000 - 5.2499                          31             373,296,608       19.0            5.1466             114
5.2500 - 5.4999                          39             407,192,558       20.8            5.3744             118
5.5000 - 5.5999                           9              79,821,588        4.1            5.5259             115
5.6000 - 5.6999                          15             220,567,782       11.2            5.6621             126
5.7000 - 5.7499                           3               9,362,276        0.5            5.7371             118
5.7500 - 5.9999                           9             120,060,011        6.1            5.8676             116
6.0000 - 6.2499                           4              36,348,813        1.9            6.1516              75
6.2500 - 7.4000                           2              23,857,048        1.2            7.4000             117
--------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                 120          $1,961,450,834      100.0%           5.2542%             99
==========================================================================================================================

-------------------------------------------------------------------------------------------

                                   WTD. AVG.   WTD. AVG. CUT-OFF     WTD. AVG. MATURITY
                                     DSCR        DATE LTV RATIO     DATE OR ARD LTV RATIO
RANGE OF MORTGAGE RATES (%)           (X)              (%)                   (%)
-------------------------------------------------------------------------------------------

4.6470 - 4.7499                       2.49              44.1               44.1
4.7500 - 4.9999                       1.87              68.4               65.5
5.0000 - 5.2499                       1.45              73.2               65.6
5.2500 - 5.4999                       1.41              72.7               64.1
5.5000 - 5.5999                       1.58              69.2               60.8
5.6000 - 5.6999                       1.46              71.0               58.4
5.7000 - 5.7499                       1.27              70.6               60.1
5.7500 - 5.9999                       1.43              70.3               57.9
6.0000 - 6.2499                       1.43              73.3               68.6
6.2500 - 7.4000                       1.56              69.3               61.2
-------------------------------------------------------------------------------------------
Total/Weighted Average:               1.65x             68.6%              61.8%
===========================================================================================


Minimum: 4.6470%
Maximum: 7.4000%
Weighted Average: 5.2542%

                            Annex A-2 (Loan Group 1)

DEBT SERVICE COVERAGE RATIOS


--------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE CUT-OFF                                      WTD. AVG.
                                                DATE PRINCIPAL    % OF INITIAL    WTD. AVG.      REMAINING TERM TO
                                NUMBER OF      BALANCE OF LOAN   MORTGAGE POOL   MORTGAGE RATE     MATURITY/ARD
RANGE OF DSCRS (X)            MORTGAGE LOANS      GROUP 1           BALANCE          (%)              (MOS.)
--------------------------------------------------------------------------------------------------------------------

1.20 - 1.24                         15             356,815,327         18.2         5.1611                91
1.25 - 1.29                         17             187,765,505          9.6         5.4823               117
1.30 - 1.34                         21             192,626,198          9.8         5.2301               113
1.35 - 1.39                         10              59,611,437          3.0         5.3618               119
1.40 - 1.44                         12             174,146,376          8.9         5.7041               110
1.45 - 1.49                         5              115,869,247          5.9         5.4601               119
1.50 - 1.59                         14             182,267,235          9.3         5.5885               119
1.60 - 1.99                         20             369,299,510         18.8         5.2115                88
2.00 - 2.85                         6              323,050,000         16.5         4.7630                77
--------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:            120          $1,961,450,834        100.0%        5.2542%               99
====================================================================================================================

--------------------------------------------------------------------------------------

                               WTD. AVG.   WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                 DSCR       DATE LTV RATIO     DATE OR ARD LTV RATIO
RANGE OF DSCRS (X)                (X)            (%)                  (%)
--------------------------------------------------------------------------------------

1.20 - 1.24                      1.22              71.7                 65.5
1.25 - 1.29                      1.27              72.8                 63.5
1.30 - 1.34                      1.32              74.5                 65.3
1.35 - 1.39                      1.37              74.8                 65.4
1.40 - 1.44                      1.41              74.5                 63.0
1.45 - 1.49                      1.47              74.8                 62.6
1.50 - 1.59                      1.54              71.6                 60.8
1.60 - 1.99                      1.84              71.4                 67.5
2.00 - 2.85                      2.63              47.5                 47.2
--------------------------------------------------------------------------------------
Total/Weighted Average:         1.65x              68.6%                61.8%
======================================================================================

Minimum: 1.20x
Maximum: 2.85x
Weighted Average: 1.65x


CUT-OFF DATE LOAN-TO-VALUE RATIOS


-----------------------------------------------------------------------------------------------------------------------------------
                                                            AGGREGATE CUT-OFF                                        WTD. AVG.
                                                              DATE PRINCIPAL     % OF INITIAL      WTD. AVG.    REMAINING TERM TO
                                              NUMBER OF      BALANCE OF LOAN    MORTGAGE POOL    MORTGAGE RATE    MATURITY/ARD
RANGE OF CUT-OFF DATE LTV RATIOS (%)        MORTGAGE LOANS      GROUP 1            BALANCE           (%)              (MOS.)
-----------------------------------------------------------------------------------------------------------------------------------

35.8 - 49.9                                        6             189,693,823           9.7            4.7335             74
50.0 - 59.9                                       10             191,446,050           9.8            5.0335             99
60.0 - 64.9                                        9             125,860,449           6.4            5.3860            107
65.0 - 69.9                                       18             198,800,178          10.1            5.6694            118
70.0 - 74.9                                       35             613,856,157          31.3            5.3009             97
75.0 - 80.0                                       40             625,189,177          31.9            5.2646            102
80.1 - 85.0                                        2              16,605,000           0.8            5.6628            129
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                          120          $1,961,450,834         100.0%           5.2542%            99
===================================================================================================================================

---------------------------------------------------------------------------------------------------

                                            WTD. AVG.   WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                              DSCR       DATE LTV RATIO     DATE OR ARD LTV RATIO
RANGE OF CUT-OFF DATE LTV RATIOS (%)           (X)             (%)                   (%)
---------------------------------------------------------------------------------------------------

35.8 - 49.9                                     2.42            44.3                 44.0
50.0 - 59.9                                     2.47            52.5                 50.2
60.0 - 64.9                                     1.53            63.5                 57.0
65.0 - 69.9                                     1.64            67.6                 58.0
70.0 - 74.9                                     1.36            72.9                 64.0
75.0 - 80.0                                     1.49            77.6                 70.6
80.1 - 85.0                                     1.29            81.0                 70.3
---------------------------------------------------------------------------------------------------
Total/Weighted Average:                         1.65x           68.6%                61.8%
===================================================================================================

Minimum: 35.8%
Maximum: 85.0%
Weighted Average: 68.6%


                            Annex A-2 (Loan Group 1)

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS


-----------------------------------------------------------------------------------------------------------------------------------
                                                              AGGREGATE CUT-OFF                                     WTD. AVG.
                                                                DATE PRINCIPAL   % OF INITIAL      WTD. AVG.     REMAINING TERM TO
                                                  NUMBER OF    BALANCE OF LOAN  MORTGAGE POOL    MORTGAGE RATE     MATURITY/ARD
RANGE OF MATURITY DATE OR ARD LTV RATIOS (%)   MORTGAGE LOANS      GROUP 1         BALANCE           (%)                (MOS.)
-----------------------------------------------------------------------------------------------------------------------------------

34.7 - 49.9                                          16          271,652,387      13.8               4.9181              87
50.0 - 54.9                                          13          247,594,290      12.6               5.2267             105
55.0 - 59.9                                          19          218,137,912      11.1               5.5181             119
60.0 - 62.4                                          14          113,713,207       5.8               5.7268             117
62.5 - 64.9                                          12          133,973,114       6.8               5.4557             107
65.0 - 67.4                                          18          443,938,427      22.6               5.1465              93
67.5 - 69.9                                          15          196,425,000      10.0               5.3468             118
70.0 - 78.8                                          13          336,016,497      17.1               5.2229              80
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                             120       $1,961,450,834     100.0%              5.2542%             99
===================================================================================================================================

--------------------------------------------------------------------------------------------------------

                                                 WTD. AVG.   WTD. AVG. CUT-OFF     WTD. AVG. MATURITY
                                                    DSCR       DATE LTV RATIO     DATE OR ARD LTV RATIO
RANGE OF MATURITY DATE OR ARD LTV RATIOS (%)        (X)              (%)                    (%)
--------------------------------------------------------------------------------------------------------

34.7 - 49.9                                         2.18              49.3                  44.8
50.0 - 54.9                                         2.23              57.3                  52.0
55.0 - 59.9                                         1.42              71.0                  57.4
60.0 - 62.4                                         1.42              72.7                  61.5
62.5 - 64.9                                         1.47              72.3                  63.6
65.0 - 67.4                                         1.37              72.6                  66.1
67.5 - 69.9                                         1.42              76.0                  68.7
70.0 - 78.8                                         1.58              78.2                  75.4
--------------------------------------------------------------------------------------------------------
Total/Weighted Average:                             1.65x             68.6%                 61.8%
========================================================================================================

Minimum: 34.7%
Maximum: 78.8%
Weighted Average: 61.8%


REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE


------------------------------------------------------------------------------------------------------------------------------------
                                                              AGGREGATE CUT-OFF                                       WTD. AVG.
                                                                DATE PRINCIPAL     % OF INITIAL    WTD. AVG.      REMAINING TERM TO
                                                NUMBER OF      BALANCE OF LOAN    MORTGAGE POOL   MORTGAGE RATE    MATURITY/ARD
RANGE OF REMAINING TERMS TO MATURITY (MOS.)   MORTGAGE LOANS      GROUP 1            BALANCE          (%)              (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

 57 -  84                                           15             755,861,167        38.5           4.9290              66
 85 - 119                                           65             878,886,546        44.8           5.4910             119
120 - 180                                           40             326,703,121        16.7           5.3698             126
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                            120          $1,961,450,834       100.0%          5.2542%             99
====================================================================================================================================

------------------------------------------------------------------------------------------------------

                                                WTD. AVG.  WTD. AVG. CUT-OFF     WTD. AVG. MATURITY
                                                  DSCR      DATE LTV RATIO      DATE OR ARD LTV RATIO
RANGE OF REMAINING TERMS TO MATURITY (MOS.)        (X)           (%)                     (%)
------------------------------------------------------------------------------------------------------

 57 -  84                                         1.99           62.9                  61.2
 85 - 119                                         1.40           73.5                  63.9
120 - 180                                         1.52           68.4                  57.7
------------------------------------------------------------------------------------------------------
Total/Weighted Average:                           1.65x          68.6%                 61.8%
======================================================================================================


Minimum: 57 mos.
Maximum: 180 mos.
Weighted Average: 99 mos.

                            Annex A-2 (Loan Group 1)

ORIGINAL AMORTIZATION TERMS


------------------------------------------------------------------------------------------------------------------------------------
                                                               AGGREGATE CUT-OFF                                       WTD. AVG.
                                                                 DATE PRINCIPAL    % OF INITIAL      WTD. AVG.     REMAINING TERM TO
                                                NUMBER OF       BALANCE OF LOAN    MORTGAGE POOL   MORTGAGE RATE   MATURITY/ARD
RANGE OF ORIGINAL AMORTIZATION TERMS (MOS.)   MORTGAGE LOANS        GROUP 1           BALANCE           (%)              (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

Interest Only                                     12             567,200,000           28.9           4.8815                76
300 - 329                                         22             335,392,738           17.1           5.5190               119
330 - 360                                         86           1,058,858,096           54.0           5.3700               106
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                          120          $1,961,450,834          100.0%          5.2542%               99
====================================================================================================================================

------------------------------------------------------------------------------------------------------

                                                WTD. AVG.   WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                                  DSCR       DATE LTV RATIO     DATE OR ARD LTV RATIO
RANGE OF ORIGINAL AMORTIZATION TERMS (MOS.)        (X)             (%)                  (%)
------------------------------------------------------------------------------------------------------

Interest Only                                      2.31              59.1               59.1
300 - 329                                          1.51              71.2               57.3
330 - 360                                          1.34              72.8               64.7
------------------------------------------------------------------------------------------------------
Total/Weighted Average:                            1.65x             68.6%              61.8%
======================================================================================================

Minimum: 300 mos.
Maximum: 360 mos.
Weighted Average: 345 mos.


ESCROWS


-----------------------------------------------------------------------------------------------------------------------------------
                                                               AGGREGATE CUT-OFF
                                                                 DATE PRINCIPAL
ESCROW TYPE               NUMBER OF MORTGAGE LOANS           BALANCE OF LOAN GROUP 1          % OF INITIAL MORTGAGE POOL BALANCE
-----------------------------------------------------------------------------------------------------------------------------------

TI/LC Reserves                     55                            560,594,043                             38.3
Real Estate Tax                    103                          1,295,105,704                            66.0
Insurance                          99                           1,094,845,362                            55.8
Replacement Reserves               94                           1,172,234,154                            59.8


LOCKBOX TYPES


-----------------------------------------------------------------------------------------------------------------------------------
                                                               AGGREGATE CUT-OFF
                                                                 DATE PRINCIPAL
LOCKBOX TYPE              NUMBER OF MORTGAGE LOANS           BALANCE OF LOAN GROUP 1          % OF INITIAL MORTGAGE POOL BALANCE
-----------------------------------------------------------------------------------------------------------------------------------

Hard                               49                           1,187,008,282                            60.5
Soft                               10                            255,432,435                             13.0


CASH MANAGEMENT TYPES


-----------------------------------------------------------------------------------------------------------------------------------
                                                               AGGREGATE CUT-OFF
                                                                 DATE PRINCIPAL
LOCKBOX TYPE              NUMBER OF MORTGAGE LOANS           BALANCE OF LOAN GROUP 1          % OF INITIAL MORTGAGE POOL BALANCE
-----------------------------------------------------------------------------------------------------------------------------------

In-Place                           13                            458,826,902                             23.4
Springing                          44                            974,913,815                             49.7


                            Annex A-2 (Loan Group 2)

LOAN SELLERS


----------------------------------------------------------------------------------------------------------------------------------
                                                            AGGREGATE CUT-OFF                                      WTD. AVG.
                                                              DATE PRINCIPAL     % OF INITIAL    WTD. AVG.     REMAINING TERM TO
                                              NUMBER OF      BALANCE OF LOAN    MORTGAGE POOL   MORTGAGE RATE    MATURITY/ARD
MORTGAGE LOAN SELLER                        MORTGAGE LOANS      GROUP 2            BALANCE          (%)             (MOS.)
----------------------------------------------------------------------------------------------------------------------------------

Countrywide Commercial Real Estate
 Finance, Inc.                                   12              64,638,369           57.2         5.1062              116
Merrill Lynch Mortgage Lending, Inc               5              39,122,057           34.6         5.1996              120
IXIS Real Estate Capital Inc.                     1               7,600,000            6.7         5.1463               58
PNC Bank, National Association                    1               1,650,000            1.5         6.0700              180
----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                           19           $113,010,426          100.0%        5.1553%             114
==================================================================================================================================

----------------------------------------------------------------------------------------------

                                         WTD. AVG.   WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                          DSCR        DATE LTV RATIO    DATE OR ARD LTV RATIO
MORTGAGE LOAN SELLER                        (X)            (%)                  (%)
----------------------------------------------------------------------------------------------

Countrywide Commercial Real Estate
 Finance, Inc.                              1.31             72.9                64.5
Merrill Lynch Mortgage Lending, Inc         1.34             76.5                63.9
IXIS Real Estate Capital Inc.               1.23             77.6                74.2
PNC Bank, National Association              1.36             84.6                62.0
----------------------------------------------------------------------------------------------
Total/Weighted Average:                     1.32x            74.6%               64.9%
==============================================================================================


PROPERTY TYPES


--------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE CUT-OFF                                       WTD. AVG.
                                                 DATE PRINCIPAL     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
                                 NUMBER OF      BALANCE OF LOAN    MORTGAGE POOL   MORTGAGE RATE    MATURITY/ARD
PROPERTY SUB TYPE              MORTGAGE LOANS      GROUP 2            BALANCE          (%)             (MOS.)
--------------------------------------------------------------------------------------------------------------------

Multifamily                          20          113,010,426          100.0           5.1553            114
--------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:              20          $113,010,426         100.0%        5.1553%             114
====================================================================================================================

-------------------------------------------------------------------------------------

                              WTD. AVG.   WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                DSCR       DATE LTV RATIO     DATE OR ARD LTV RATIO
PROPERTY SUB TYPE                (X)             (%)                   (%)
-------------------------------------------------------------------------------------

Multifamily                     1.32            74.6                  64.9
-------------------------------------------------------------------------------------
Total/Weighted Average:         1.32x           74.6%                 64.9%
=====================================================================================


                            Annex A-2 (Loan Group 2)

PROPERTY LOCATIONS


------------------------------------------------------------------------------------------------------------------
                                           AGGREGATE CUT-OFF                                     WTD. AVG.
                                             DATE PRINCIPAL   % OF INITIAL     WTD. AVG.     REMAINING TERM TO
                             NUMBER OF      BALANCE OF LOAN  MORTGAGE POOL   MORTGAGE RATE     MATURITY/ARD
      STATE                MORTGAGE LOANS      GROUP 2          BALANCE          (%)              (MOS.)
------------------------------------------------------------------------------------------------------------------

Texas                             7            29,751,550         26.3           4.9992              119
Arizona                           3            17,700,000         15.7           5.2146               93
Nevada                            1            16,200,000         14.3           5.0700              119
Florida                           1            13,985,297         12.4           5.0500              119
Missouri                          2             9,536,760          8.4           5.3431              120
Washington                        1             6,500,000          5.8           5.3000              118
Kentucky                          1             5,500,000          4.9           5.2095              120
California                        1             5,294,460          4.7           5.0700              119
      Southern                    1             5,294,460          4.7           5.0700              119
Oklahoma                          1             3,892,359          3.4           5.6900              118
Illinois                          1             3,000,000          2.7           5.2500               58
Tennessee                         1             1,650,000          1.5           6.0700              180
------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:           20         $113,010,426        100.0%          5.1553%             114
==================================================================================================================

--------------------------------------------------------------------------------

                          WTD. AVG.   WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                            DSCR        DATE LTV RATIO    DATE OR ARD LTV RATIO
      STATE                  (X)             (%)                   (%)
--------------------------------------------------------------------------------

Texas                       1.30             75.2                65.6
Arizona                     1.25             77.0                68.0
Nevada                      1.27             69.8                64.5
Florida                     1.45             77.7                64.1
Missouri                    1.24             76.9                63.9
Washington                  1.41             72.2                63.0
Kentucky                    1.39             72.4                64.3
California                  1.28             66.2                54.6
      Southern              1.28             66.2                54.6
Oklahoma                    1.32             76.3                64.3
Illinois                    1.51             75.0                75.0
Tennessee                   1.36             84.6                62.0
--------------------------------------------------------------------------------
Total/Weighted Average:     1.32x            74.6%               64.9%
================================================================================


CUT-OFF DATE PRINCIPAL BALANCES OF MORTGAGE LOANS


-------------------------------------------------------------------------------------------------------------------------------
                                                         AGGREGATE CUT-OFF                                      WTD. AVG.
                                                           DATE PRINCIPAL     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
                                           NUMBER OF      BALANCE OF LOAN    MORTGAGE POOL   MORTGAGE RATE    MATURITY/ARD
RANGE OF CUT-OFF DATE BALANCES ($)       MORTGAGE LOANS      GROUP 2            BALANCE          (%)             (MOS.)
-------------------------------------------------------------------------------------------------------------------------------

   908,598 -  2,999,999                        4               5,851,550          5.2            5.3017            136
 3,000,000 -  3,999,999                        3              10,189,119          9.0            5.4440            101
 4,000,000 -  4,999,999                        2               9,350,000          8.3            4.9974            120
 5,000,000 -  5,999,999                        2              10,794,460          9.6            5.1411            120
 6,000,000 -  6,999,999                        2              12,740,000         11.3            5.3245            119
 7,000,000 -  7,999,999                        2              15,300,000         13.5            5.0727             89
 8,000,000 -  9,999,999                        1               8,500,000          7.5            5.0000            119
10,000,000 - 12,999,999                        1              10,100,000          8.9            5.2660            120
13,000,000 - 16,200,000                        2              30,185,297         26.7            5.0607            119
-------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                       19            $113,010,426        100.0%           5.1553%           114
===============================================================================================================================

------------------------------------------------------------------------------------------------

                                       WTD. AVG.     WTD. AVG. CUT-OFF     WTD. AVG. MATURITY
                                         DSCR          DATE LTV RATIO     DATE OR ARD LTV RATIO
RANGE OF CUT-OFF DATE BALANCES ($)        (X)               (%)                    (%)
------------------------------------------------------------------------------------------------

   908,598 -  2,999,999                   1.35               70.9                  55.7
 3,000,000 -  3,999,999                   1.37               75.5                  66.8
 4,000,000 -  4,999,999                   1.27               74.2                  64.9
 5,000,000 -  5,999,999                   1.34               69.4                  59.5
 6,000,000 -  6,999,999                   1.31               75.0                  63.9
 7,000,000 -  7,999,999                   1.32               78.5                  72.2
 8,000,000 -  9,999,999                   1.21               77.3                  68.4
10,000,000 - 12,999,999                   1.26               76.5                  63.4
13,000,000 - 16,200,000                   1.35               73.5                  64.3
------------------------------------------------------------------------------------------------
Total/Weighted Average:                   1.32x              74.6%                64.9%
================================================================================================

Minimum: $908,598
Maximum: $16,200,000
Average: $5,947,917


                            Annex A-2 (Loan Group 2)

MORTGAGE RATES


------------------------------------------------------------------------------------------------------------------------
                                                   AGGREGATE CUT-OFF                                      WTD. AVG.
                                                     DATE PRINCIPAL     % OF INITIAL    WTD. AVG.     REMAINING TERM TO
                                     NUMBER OF      BALANCE OF LOAN    MORTGAGE POOL   MORTGAGE RATE     MATURITY/ARD
RANGE OF MORTGAGE RATES (%)        MORTGAGE LOANS     GROUP 2             BALANCE          (%)              (MOS.)
------------------------------------------------------------------------------------------------------------------------

4.9950 - 4.9999                           1              4,800,000            4.2         4.9950              120
5.0000 - 5.2499                          11             73,531,307           65.1         5.0608              113
5.2500 - 5.4999                           5             29,136,760           25.8         5.2972              113
5.5000 - 5.9999                           1              3,892,359            3.4         5.6900              118
6.0000 - 6.0700                           1              1,650,000            1.5         6.0700              180
------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                  19           $113,010,426         100.0%         5.1553%             114
========================================================================================================================

-------------------------------------------------------------------------------------------

                                   WTD. AVG.     WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                     DSCR          DATE LTV RATIO    DATE OR ARD LTV RATIO
RANGE OF MORTGAGE RATES (%)           (X)                (%)                   (%)
-------------------------------------------------------------------------------------------

4.9950 - 4.9999                       1.29               78.7                68.1
5.0000 - 5.2499                       1.32               73.6                64.9
5.2500 - 5.4999                       1.31               75.5                64.7
5.5000 - 5.9999                       1.32               76.3                64.3
6.0000 - 6.0700                       1.36               84.6                62.0
-------------------------------------------------------------------------------------------
Total/Weighted Average:               1.32x              74.6%               64.9%
===========================================================================================

Minimum: 4.9950%
Maximum: 6.0700%
Weighted Average: 5.1553%


DEBT SERVICE COVERAGE RATIOS


---------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE CUT-OFF                                      WTD. AVG.
                                                 DATE PRINCIPAL    % OF INITIAL     WTD. AVG.     REMAINING TERM TO
                                 NUMBER OF      BALANCE OF LOAN   MORTGAGE POOL   MORTGAGE RATE     MATURITY/ARD
RANGE OF DSCRS (X)             MORTGAGE LOANS     GROUP 2            BALANCE          (%)              (MOS.)
---------------------------------------------------------------------------------------------------------------------

1.21 - 1.24                          6              29,126,550         25.8           5.1132              103
1.25 - 1.29                          5              39,691,220         35.1           5.1324              119
1.30 - 1.34                          1               3,892,359          3.4           5.6900              118
1.35 - 1.39                          2               7,150,000          6.3           5.4081              134
1.40 - 1.44                          2              14,200,000         12.6           5.1373              119
1.45 - 1.51                          3              18,950,297         16.8           5.0765              109
---------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:             19            $113,010,426        100.0%          5.1553%             114
=====================================================================================================================

-------------------------------------------------------------------------------------

                              WTD. AVG.   WTD. AVG. CUT-OFF   WTD. AVG. MATURITY
                                DSCR        DATE LTV RATIO   DATE OR ARD LTV RATIO
RANGE OF DSCRS (X)               (X)             (%)                  (%)
-------------------------------------------------------------------------------------

1.21 - 1.24                      1.22             75.4                66.6
1.25 - 1.29                      1.27             72.5                63.2
1.30 - 1.34                      1.32             76.3                64.3
1.35 - 1.39                      1.38             75.2                63.8
1.40 - 1.44                      1.40             76.1                67.0
1.45 - 1.51                      1.46             76.0                65.2
-------------------------------------------------------------------------------------
Total/Weighted Average:          1.32x            74.6%              64.9%
=====================================================================================

Minimum: 1.21x
Maximum: 1.51x
Weighted Average: 1.32x


                            Annex A-2 (Loan Group 2)

CUT-OFF DATE LOAN-TO-VALUE RATIOS


-----------------------------------------------------------------------------------------------------------------------------------
                                                            AGGREGATE CUT-OFF                                       WTD. AVG.
                                                              DATE PRINCIPAL     % OF INITIAL     WTD. AVG.     REMAINING TERM TO
                                              NUMBER OF      BALANCE OF LOAN    MORTGAGE POOL   MORTGAGE RATE     MATURITY/ARD
RANGE OF CUT-OFF DATE LTV RATIOS (%)        MORTGAGE LOANS      GROUP 2            BALANCE          (%)              (MOS.)
-----------------------------------------------------------------------------------------------------------------------------------

56.1 - 64.9                                       1                 908,598            0.8          5.0000              119
65.0 - 69.9                                       4              28,009,460           24.8          5.0537              119
70.0 - 74.9                                       4              16,624,711           14.7          5.2520              119
75.0 - 80.0                                       9              65,817,657           58.2          5.1534              109
80.1 - 84.6                                       1               1,650,000            1.5          6.0700              180
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                          19            $113,010,426          100.0%         5.1553%             114
===================================================================================================================================

-------------------------------------------------------------------------------------------------

                                         WTD. AVG.     WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                           DSCR          DATE LTV RATIO    DATE OR ARD LTV RATIO
RANGE OF CUT-OFF DATE LTV RATIOS (%)        (X)                (%)                  (%)
-------------------------------------------------------------------------------------------------

56.1 - 64.9                                1.21               56.1                  42.0
65.0 - 69.9                                1.28               68.8                  61.7
70.0 - 74.9                                1.36               72.8                  62.6
75.0 - 80.0                                1.32               77.5                  67.3
80.1 - 84.6                                1.36               84.6                  62.0
-------------------------------------------------------------------------------------------------
Total/Weighted Average:                    1.32x              74.6%                 64.9%
=================================================================================================

Minimum: 56.1%
Maximum: 84.6%
Weighted Average: 74.6%


MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS


------------------------------------------------------------------------------------------------------------------------------------
                                                                AGGREGATE CUT-OFF                                     WTD. AVG.
                                                                  DATE PRINCIPAL    % OF INITIAL     WTD. AVG.    REMAINING TERM TO
                                                  NUMBER OF      BALANCE OF LOAN   MORTGAGE POOL   MORTGAGE RATE     MATURITY/ARD
RANGE OF MATURITY DATE OR ARD LTV RATIOS (%)    MORTGAGE LOANS        GROUP 2         BALANCE           (%)             (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

42.0 - 49.9                                           1                 908,598         0.8            5.0000             119
50.0 - 54.9                                           2               6,622,412         5.9            5.0560             119
55.0 - 59.9                                           1               1,965,000         1.7            5.0000             119
60.0 - 62.4                                           3               9,496,760         8.4            5.3005             130
62.5 - 67.4                                           7              62,417,657        55.2            5.2001             119
67.5 - 69.9                                           2              13,300,000        11.8            4.9982             119
70.0 - 75.0                                           3              18,300,000        16.2            5.1017              84
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                              19            $113,010,426       100.0%           5.1553%            114
====================================================================================================================================

--------------------------------------------------------------------------------------------------------

                                                  WTD. AVG.   WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                                    DSCR        DATE LTV RATIO    DATE OR ARD LTV RATIO
RANGE OF MATURITY DATE OR ARD LTV RATIOS (%)         (X)              (%)                  (%)
--------------------------------------------------------------------------------------------------------

42.0 - 49.9                                          1.21             56.1                  42.0
50.0 - 54.9                                          1.27             67.3                  54.4
55.0 - 59.9                                          1.49             65.5                  58.0
60.0 - 62.4                                          1.28             74.0                  61.9
62.5 - 67.4                                          1.33             74.4                  64.1
67.5 - 69.9                                          1.24             77.8                  68.3
70.0 - 75.0                                          1.35             77.9                  72.7
--------------------------------------------------------------------------------------------------------
Total/Weighted Average:                              1.32x            74.6%                 64.9%
========================================================================================================

Minimum: 42.0%
Maximum: 75.0%
Weighted Average: 64.9%


                            Annex A-2 (Loan Group 2)

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE


-----------------------------------------------------------------------------------------------------------------------------------
                                                              AGGREGATE CUT-OFF                                       WTD. AVG.
                                                                DATE PRINCIPAL     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
                                                NUMBER OF      BALANCE OF LOAN    MORTGAGE POOL   MORTGAGE RATE    MATURITY/ARD
RANGE OF REMAINING TERMS TO MATURITY (MOS.)   MORTGAGE LOANS      GROUP 2            BALANCE          (%)             (MOS.)
-----------------------------------------------------------------------------------------------------------------------------------

 58 -  84                                            2            10,600,000            9.4           5.1756              58
 85 - 119                                           12            74,120,426           65.6           5.1070             119
120 - 180                                            5            28,290,000           25.0           5.2745             123
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                             19          $113,010,426          100.0%          5.1553%            114
===================================================================================================================================

------------------------------------------------------------------------------------------------------

                                               WTD. AVG.   WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                                 DSCR        DATE LTV RATIO    DATE OR ARD LTV RATIO
RANGE OF REMAINING TERMS TO MATURITY (MOS.)       (X)             (%)                   (%)
------------------------------------------------------------------------------------------------------

 58 -  84                                         1.31             76.9                74.4
 85 - 119                                         1.33             73.4                63.7
120 - 180                                         1.29             76.9                64.6
------------------------------------------------------------------------------------------------------
Total/Weighted Average:                           1.32x            74.6%               64.9%
======================================================================================================

Minimum: 58 mos.
Maximum: 180 mos.
Weighted Average: 114 mos.


ORIGINAL AMORTIZATION TERMS


------------------------------------------------------------------------------------------------------------------------------------
                                                              AGGREGATE CUT-OFF                                       WTD. AVG.
                                                                DATE PRINCIPAL     % OF INITIAL     WTD. AVG.     REMAINING TERM TO
                                                NUMBER OF      BALANCE OF LOAN    MORTGAGE POOL   MORTGAGE RATE      MATURITY/ARD
RANGE OF ORIGINAL AMORTIZATION TERMS (MOS.)   MORTGAGE LOANS      GROUP 2            BALANCE          (%)               (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

 Interest Only                                       1              3,000,000            2.7          5.2500               58
300 - 329                                            2              2,236,550            2.0          5.0000              119
330 - 360                                           16            107,773,876           95.4          5.1559              116
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                             19           $113,010,426          100.0%         5.1553%             114
====================================================================================================================================

-----------------------------------------------------------------------------------------------------

                                              WTD. AVG.   WTD. AVG. CUT-OFF    WTD. AVG. MATURITY
                                                DSCR        DATE LTV RATIO    DATE OR ARD LTV RATIO
RANGE OF ORIGINAL AMORTIZATION TERMS (MOS.)      (X)              (%)                  (%)
-----------------------------------------------------------------------------------------------------

 Interest Only                                   1.51             75.0                  75.0
300 - 329                                        1.21             65.4                  49.0
330 - 360                                        1.31             74.8                  65.0
-----------------------------------------------------------------------------------------------------
Total/Weighted Average:                          1.32x            74.6%                 64.9%
=====================================================================================================

Minimum: 300 mos.
Maximum: 360 mos.
Weighted Average: 359 mos.


ESCROWS


----------------------------------------------------------------------------------------------------------------------------------
                                                                AGGREGATE CUT-OFF
                                                                 DATE PRINCIPAL
ESCROW TYPE                NUMBER OF MORTGAGE LOANS          BALANCE OF LOAN GROUP 2         % OF INITIAL MORTGAGE POOL BALANCE
----------------------------------------------------------------------------------------------------------------------------------

Real Estate Tax                     18                              111,360,426                            98.5
Insurance                           18                              111,360,426                            98.5
Replacement Reserves                17                              101,475,966                            89.8


                            Annex A-2 (Loan Group 2)

LOCKBOX TYPES


----------------------------------------------------------------------------------------------------------------------------------
                                                                AGGREGATE CUT-OFF
                                                                 DATE PRINCIPAL
LOCKBOX TYPE               NUMBER OF MORTGAGE LOANS          BALANCE OF LOAN GROUP 2         % OF INITIAL MORTGAGE POOL BALANCE
----------------------------------------------------------------------------------------------------------------------------------

Hard                                 1                               7,600,000                              6.7
Soft                                 1                               3,892,359                              3.4


CASH MANAGEMENT TYPES


----------------------------------------------------------------------------------------------------------------------------------
                                                                AGGREGATE CUT-OFF
                                                                 DATE PRINCIPAL
LOCKBOX TYPE               NUMBER OF MORTGAGE LOANS          BALANCE OF LOAN GROUP 2         % OF INITIAL MORTGAGE POOL BALANCE
----------------------------------------------------------------------------------------------------------------------------------

Springing                            2                             11,492,359                              10.2


                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ANNEX B-1
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS



   LOAN #               ORIGINATOR                                   PROPERTY NAME
   ------               ----------                                   -------------

     8       CRF                              Morgan RV Portfolio
    8.01     CRF                              Brennan Beach RV Resort
    8.02     CRF                              Alpine Lake RV Resort
    8.03     CRF                              Sandy Beach RV Resort
     26      PNC                              The Exchange at San Marcos
     32      CRF                              La Fiesta Apartments
     37      MLML                             Coconut Palms I
     48      MLML                             Tierra Rica and Rolling Greens  Multifamily Portfolio
   48.01     MLML                             Tierra Rica Apartments
   48.02     MLML                             Rolling Greens Apartments
     54      CRF                              Kern Canyon Estates
     60      CRF                              Dos Santos
     69      CRF                              Valley Ridge
     70      IXIS Real Estate Capital Inc.    La Quinta
     81      CRF                              Nobl Park Apartments
     83      MLML                             Golden Pond Apartments
     87      MLML                             Oxford Hill Apartments
     95      CRF                              Casa Real Apartments
    101      CRF                              Sherwood Forest
    108      CRF                              Santa Fe Village
    115      CRF                              Park Forest
    122      MLML                             Vintage Park
    124      CRF                              6565 North Lakewood Avenue Apartments
    125      PNC                              Texarkana Apartments Phase II
    128      PNC                              Willow Creek Estates
    130      MLML                             Hillside Village MHP
    132      CRF                              Trevino Place
    135      PNC                              Conway Apartments Phase II
    136      PNC                              Chapel Ridge of Ripley
    137      CRF                              Lakeside
    138      CRF                              Villas Del Valle
    139      PNC                              El Dorado Homes Phase III




   LOAN #                             STREET ADDRESS                                        CITY              STATE
   ------                             --------------                                        ----              -----

     8       Various                                                                     Various               Various
    8.01     80 Brennan Beach                                                            Pulaski               NY
    8.02     78 Heath Road                                                               Corinth               NY
    8.03     677 Clement Hill Road                                                       Contoocook            NH
     26      1610 North Interstate 35                                                    San Marcos            TX
     32      1492 North Lamb Boulevard                                                   Las Vegas             NV
     37      4618 Middlebrook Road                                                       Orlando               FL
     48      Various                                                                     Tucson                AZ
   48.01     3225 West Ina Road                                                          Tucson                AZ
   48.02     3201 West Ina Road                                                          Tucson                AZ
     54      8536 Kern Canyon Road                                                       Bakersfield           CA
     60      10561 Shannon Place                                                         El Paso               TX
     69      1650 George Dieter Drive                                                    El Paso               TX
     70      3409 South Rural Road                                                       Tempe                 AZ
     81      6001 NE 102nd Avenue                                                        Vancouver             WA
     83      4120 South Hillcrest Avenue                                                 Springfield           MO
     87      725 Rosewood Drive                                                          Taylor Mill           KY
     95      17400 Burbank Boulevard                                                     Encino                CA
    101      100 Lakeview Drive                                                          Clute                 TX
    108      4554 Hercules Avenue                                                        El Paso               TX
    115      4328 S.E. 46th Street                                                       Oklahoma City         OK
    122      418 Mockingbird Lane                                                        Nixa                  MO
    124      6565-6589 North Lakewood Avenue and 1275 West Albion Avenue                 Chicago               IL
    125      4717 County Road                                                            Texarkana             AR
    128      2072-2114 Verlin Road                                                       Village of Bellevue   WI
    130      2224 Highway 87 East                                                        Billings              MT
    132      10891 Edgemere Boulevard                                                    El Paso               TX
    135      401 Second Street                                                           Conway                AR
    136      449 Roberson Street                                                         Ripley                TN
    137      112 South Little Flower                                                     El Paso               TX
    138      9238 Betel                                                                  El Paso               TX
    139      301 Moorewood Road                                                          El Dorado             AR




                                             NUMBER OF               PROPERTY                    PROPERTY           CUT-OFF DATE
   LOAN #      ZIP CODE        COUNTY        PROPERTIES                TYPE                      SUBTYPE              BALANCE
   ------      --------        ------        ----------                ----                      -------              -------

     8          Various    Various               3         Manufactured Housing         RV Park                      41,464,994
    8.01         13142     Oswego                1         Manufactured Housing         RV Park                      21,553,973
    8.02         12822     Saratoga              1         Manufactured Housing         RV Park                      14,590,984
    8.03         03229     Merrimack             1         Manufactured Housing         RV Park                      5,320,037
     26          78666     Hays                  1         Multifamily                  Student Housing              19,950,000
     32          89110     Clark                 1         Multifamily                  Garden                       16,200,000
     37          32811     Orange                1         Multifamily                  Garden                       13,985,297
     48          85741     Pima                  2         Multifamily                  Garden                       10,100,000
   48.01         85741     Pima                  1         Multifamily                  Garden                       5,432,576
   48.02         85741     Pima                  1         Multifamily                  Garden                       4,667,424
     54          93306     Kern                  1         Manufactured Housing         Manufactured Housing         9,350,000
     60          79925     El Paso               1         Multifamily                  Garden                       8,500,000
     69          79936     El Paso               1         Multifamily                  Garden                       7,700,000
     70          85282     Maricopa              1         Multifamily                  Conventional                 7,600,000
     81          98662     Clark                 1         Multifamily                  Garden                       6,500,000
     83          65807     Greene                1         Multifamily                  Garden                       6,240,000
     87          41015     Kenton                1         Multifamily                  Garden                       5,500,000
     95          91316     Los Angeles           1         Multifamily                  Garden                       5,294,460
    101          77531     Brazoria              1         Multifamily                  Garden                       4,800,000
    108          79904     El Paso               1         Multifamily                  Garden                       4,550,000
    115          73135     Oklahoma              1         Multifamily                  Garden                       3,892,359
    122          65714     Christian             1         Multifamily                  Garden                       3,296,760
    124          60626     Cook                  1         Multifamily                  Garden                       3,000,000
    125          71854     Miller                1         Multifamily                  Section 42                   2,805,000
    128          54311     Brown                 1         Multifamily                  Garden                       2,648,000
    130          59101     Yellowstone           1         Manufactured Housing         Manufactured Housing         2,295,823
    132          79935     El Paso               1         Multifamily                  Garden                       1,965,000
    135          72032     Faulkner              1         Multifamily                  Student Housing              1,840,000
    136          38063     Lauderdale            1         Multifamily                  Section 42                   1,650,000
    137          79915     El Paso               1         Multifamily                  Garden                       1,327,951
    138          79907     El Paso               1         Multifamily                  Garden                        908,598
    139          71730     Union                 1         Multifamily                  Garden                        748,000




                LOAN
                GROUP                                    NO. OF             STUDIO/PAD        NO. OF        AVERAGE
   LOAN #      1 OR 2         TOTAL UNITS/PADS     STUDIOS/PADS/OTHER     OTHER RENT ($)    1-BR UNITS   1-BR RENT ($)
   ------      ------         -----------------    ------------------     --------------    ----------   -------------

     8              1                     2,087
    8.01            1                     1,400
    8.02            1                       500
    8.03            1                       187
     26             1                       288
     32             2                       256                                                   72              610
     37             2                       296                    48               605          108              704
     48             2                       288                                                  136              523
   48.01            2                       144                                                   40              520
   48.02            2                       144                                                   96              524
     54             1                       255
     60             2                       274                                                  110              391
     69             2                       240                                                  116              435
     70             2                       172                    12               590           70              660
     81             2                       144
     83             2                       122                                                   14              525
     87             2                       132                                                   36              578
     95             2                        67                     3               767           60              868
    101             2                       216                                                   56              399
    108             2                       209                                                   65              375
    115             2                       224                                                  100              367
    122             2                        70
    124             2                        40                     6               604           15              697
    125             1                        70
    128             1                        64
    130             1                       216
    132             2                        86                                                   16              448
    135             1                        32
    136             2                        64                                                   16              396
    137             2                        64
    138             2                        48
    139             1                        19




           NO. OF       AVERAGE       NO. OF       AVERAGE            NO. OF                 AVERAGE           UTILITIES    ELEVATOR
LOAN #   2-BR UNITS  2-BR RENT ($)  3-BR UNITS  3-BR RENT ($)  4 AND ABOVE-BR UNITS  4 AND ABOVE-BR RENT ($)   TENANT PAYS  PRESENT
------   ----------  -------------  ----------  -------------  --------------------  -----------------------   -----------  -------

  8
 8.01
 8.02
 8.03
  26                                                                                                                        No
  32           160             716          24            901                                                  E, S, W      No
  37           140             835                                                                             E, S, W      No
  48           144             606           8            845                                                  Various      No
48.01           96             610           8            845                                                  E            No
48.02           48             599                                                                             E, W         No
  54
  60           164             482                                                                             E, S, W      No
  69           124             548                                                                             E, S, W      No
  70            89             770           1            900                                                  E            No
  81           118             714          26            820                                                  E, S, W      No
  83            96             625          12            725                                                  E            No
  87            96             665                                                                             E, S, W      No
  95             4           1,167                                                                             E            No
 101            96             517          64            615                                                  E, G         No
 108           144             454                                                                             E, S, W      No
 115            68             454          56            529                                                  E            No
 122            68             615           2            650                                                  E, G, S, W   No
 124             6             888          10          1,075                    3                     1,423   E            No
 125                                                                                                           E            No
 128                                                                                                           E            No
 130                                                                                                           E,G,W
 132            54             517          16            633                                                  E, S, W      No
 135                                                                                                                        No
 136            31             522          17            552                                                               No
 137            64             425                                                                             E, S, W      No
 138            48             441                                                                             E, S, W      No
 139                                                                                                                        No



                                                                         ANNEX C

[MERRILL LYNCH LOGO]

[COUNTRYWIDE SECURITIES CORPORATION LOGO]

[IXIS REAL ESTATE CAPITAL INC. LOGO]

[PNCBANK LOGO]

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                          $1,900,725,000 (APPROXIMATE)

        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
 CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-SB, CLASS A-4, CLASS A-1A, CLASS AM,
                           CLASS AJ, CLASS B, CLASS C,
                              CLASS D AND CLASS XP
-------------------------------------------------------------------------------

                     MERRILL LYNCH MORTGAGE TRUST 2005-CIP1
                                     Issuer

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    Depositor

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                          IXIS REAL ESTATE CAPITAL INC.
                         PNC BANK, NATIONAL ASSOCIATION
                              Mortgage Loan Sellers

                           MIDLAND LOAN SERVICES, INC.
                                Master Servicer

                               LNR PARTNERS, INC.
                                Special Servicer

                        LASALLE BANK NATIONAL ASSOCIATION
                                     Trustee

                               ABN AMRO BANK N.V.
                                  Fiscal Agent

                                 AUGUST 1, 2005

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL
REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL
PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN
ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD
TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH & CO.                           COUNTRYWIDE SECURITIES CORPORATION

                          IXIS SECURITIES NORTH AMERICA

PNC CAPITAL MARKETS, INC.                                    WACHOVIA SECURITIES

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES



                                           INITIAL
                                         CERTIFICATE         APPROX.
              EXPECTED RATINGS        PRINCIPAL BALANCE   TOTAL INITIAL
        ----------------------------     OR NOTIONAL          CREDIT
 CLASS     DBRS     FITCH   MOODY'S       AMOUNT (1)         SUPPORT
------- ---------- ------- --------- ------------------- ---------------

    A1       AAA       AAA       Aaa     $ 76,000,000        30.000%
    A2       AAA       AAA       Aaa      523,400,000        30.000%
    A3       AAA       AAA       Aaa      208,000,000        30.000%
   ASB       AAA       AAA       Aaa      101,000,000        30.000%
    A4       AAA       AAA       Aaa      430,722,000        30.000%
   A1A       AAA       AAA       Aaa      113,000,000        30.000%
    AM       AAA       AAA       Aaa      207,447,000        20.000%
    AJ       AAA       AAA       Aaa      140,026,000        13.250%
    B         AA        AA       Aa2       44,082,000        11.125%
    C   AA (Low)       AA-       Aa3       18,151,000        10.250%
    D          A         A        A2       38,897,000         8.375%
    XP       AAA       AAA       Aaa                 (4)

            APPROX.
          PERCENTAGE
          OF INITIAL        WEIGHTED        PRINCIPAL    ASSUMED FINAL
           MORTGAGE         AVERAGE          WINDOW      DISTRIBUTION
 CLASS   POOL BALANCE   LIFE (YEARS)(2)   (MO./YR.)(2)      DATE(2)     RATE TYPE
------- -------------- ----------------- -------------- -------------- ----------

    A1      3.664%           2.876         09/05-05/10      5/2010         (3)
    A2     25.231%           4.895         05/10-08/10      8/2010         (3)
    A3     10.027%           6.915         07/12-08/12      8/2012         (3)
   ASB      4.869%           7.319         08/10-03/15      3/2015         (3)
    A4     20.763%           9.808         03/15-07/15      7/2015         (3)
   A1A      5.447%           8.908         09/05-07/15      7/2015         (3)
    AM     10.000%           9.883         07/15-07/15      7/2015         (3)
    AJ      6.750%           9.900         07/15-08/15      8/2015         (3)
    B       2.125%           9.967         08/15-08/15      8/2015         (3)
    C       0.875%           9.967         08/15-08/15      8/2015         (3)
    D       1.875%           9.967         08/15-08/15      8/2015         (3)
    XP                       N/A               NA             N/A       Variable


NON-OFFERED CERTIFICATES



                                               INITIAL
                                             CERTIFICATE            APPROX.
              EXPECTED RATINGS            PRINCIPAL BALANCE      TOTAL INITIAL
        -----------------------------        OR NOTIONAL             CREDIT
 CLASS     DBRS     FITCH    MOODY'S          AMOUNT(1)             SUPPORT
------- --------- --------- --------- ------------------------- ---------------

    E        (5)       (5)       (5)      $     25,930,000           7.125%
    F        (5)       (5)       (5)            33,710,000           5.500%
    G        (5)       (5)       (5)            20,745,000           4.500%
    H        (5)       (5)       (5)            25,931,000           3.250%
    J        (5)       (5)       (5)            10,372,000           2.750%
    K        (5)       (5)       (5)             5,186,000           2.500%
    L        (5)       (5)       (5)             7,779,000           2.125%
    M        (5)       (5)       (5)             7,780,000           1.750%
    N        (5)       (5)       (5)             5,186,000           1.500%
    P        (5)       (5)       (5)             5,186,000           1.250%
    Q        (5)       (5)       (5)            25,931,259
    XC       (5)       (5)       (5)      $  2,074,461,259 (4)

            APPROX.
          PERCENTAGE
          OF INITIAL        WEIGHTED        PRINCIPAL    ASSUMED FINAL
           MORTGAGE         AVERAGE          WINDOW      DISTRIBUTION
 CLASS   POOL BALANCE   LIFE (YEARS)(2)   (MO./YR.)(2)      DATE(2)     RATE TYPE
------- -------------- ----------------- -------------- -------------- ----------

    E       1.250%            (5)              (5)            (5)         (3)
    F       1.625%            (5)              (5)            (5)         (3)
    G       1.000%            (5)              (5)            (5)         (3)
    H       1.250%            (5)              (5)            (5)         (3)
    J       0.500%            (5)              (5)            (5)         (3)
    K       0.250%            (5)              (5)            (5)         (3)
    L       0.375%            (5)              (5)            (5)         (3)
    M       0.375%            (5)              (5)            (5)         (3)
    N       0.250%            (5)              (5)            (5)         (3)
    P       0.250%            (5)              (5)            (5)         (3)
    Q       1.250%            (5)              (5)            (5)         (3)
    XC                        (5)              (5)            (5)     Variable


(1)   In the case of each such class, subject to a permitted variance of plus or minus 5.0%.
(2)   As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates
      (except in the case of loans with anticipated repayment dates (ARD loans)
      which are assumed to prepay on their anticipated repayment dates) and the other Modeling Assumptions described in the prospectus supplement.
(3)   The pass-through rates on the class A-1, A-2, A-3, A-4, A-1A, AM, AJ, B,
      C, D, E, F, G, H, J, K, L, M, N, P and Q certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary , to accrue on the basis of a 360-day year consisting of twelve 30-day months) and (iv) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) less a specified percentage.
(4)   The class XC and class XP certificates will not have certificate principal balances and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XC and class XP certificates, as described in the prospectus supplement. The interest rate applicable to each component of the class XC and class XP certificates for each distribution date will equal the rate specified in the prospectus supplement.
(5)   Not offered pursuant to the prospectus and prospectus supplement. Any information provided herein regarding the characteristics of these certificates is provided only to enhance your understanding of the offered certificates.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       1

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------
TRANSACTION TERMS
--------------------------------------------------------------------------------
NOTE:  CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
       MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT.



ISSUE TYPE       Sequential pay REMIC. Class A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AJ, B, C, D and XP certificates are offered publicly. All other certificates will be privately placed with qualified institutional buyers or with institutional accredited investors.

CUT-OFF DATE     References in this term sheet to the "cut-off date" mean, with respect to each mortgage loan, except as provided below, the related due date of that mortgage loan in August 2005 or, with respect to those mortgage loans, if any, that were originated in July or August 2005 and have their respective first payment dates in September 2005, August 1, 2005 or, with respect to those mortgage loans, if any, that were originated in August 2005 and have their respective first payment dates in October 2005, their respective dates of origination. Any payments or collections that represent amounts due on or before that date will not belong to the trust fund.

MORTGAGE POOL    The mortgage pool consists of 139 mortgage loans with an aggregate initial mortgage pool balance of 2,074,461,260, subject to a variance of plus or minus 5.0%. The mortgage loans are secured by
                 256 mortgaged real properties located throughout 39 states.

LOAN GROUPS      For purposes of making distributions to the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group 2. Loan group 1 will consist of 120 mortgage loans, representing approximately 94.6% of the initial mortgage pool balance and that are secured by the various property types that make up the collateral for those mortgage loans, and loan group 2 will consist of 19 mortgage loans, representing approximately 5.4% of the initial mortgage pool balance and that are secured by multifamily and manufactured housing community properties (approximately 69.1% of all the mortgage loans secured by multifamily properties).

ISSUER           Merrill Lynch Mortgage Trust 2005-CIP1

DEPOSITOR        Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN    Merrill Lynch Mortgage Lending, Inc. (MLML)...............52.3% of the initial mortgage pool balance
SELLERS          Countrywide Commercial Real Estate Finance, Inc. (CRF)....19.4% of the initial mortgage pool balance
                 IXIS Real Estate Capital Inc. (IXIS)......................18.4% of the initial mortgage pool balance
                 PNC Bank, National Association (PNC)......................10.0% of the initial mortgage pool balance

UNDERWRITERS     Merrill Lynch, Pierce, Fenner & Smith Incorporated
                 Countrywide Securities Corporation
                 IXIS Securities North America Inc.
                 PNC Capital Markets, Inc.
                 Wachovia Capital Markets, LLC

TRUSTEE          LaSalle Bank National Association

FISCAL AGENT     ABN AMRO Bank N.V.

MASTER SERVICER  Midland Loan Services, Inc.

SPECIAL SERVICER LNR Partners, Inc.

RATING AGENCIES  Dominion Bond Rating Service, Inc.
                 Fitch, Inc.
                 Moody's Investors Service, Inc.


This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       2

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------


DENOMINATIONS    $25,000 minimum for the offered certificates with principal balances and $100,000 minimum in the case of the class XP certificates.

CLOSING DATE     On or about August 24, 2005.

SETTLEMENT TERMS Book-entry through DTC for all offered certificates.

DETERMINATION    For any distribution date, the fourth business day prior to the distribution date, except that in
DATE             the case of certain mortgage loans, the master servicer may, as described in the prospectus supplement make its determination as to the collections received as of a later date during each month.

DISTRIBUTION     The 12th day of each month or, if the 12th day is not a business day, the next succeeding business
DATE             day, beginning in September 2005.

INTEREST         Each class of offered certificates will be entitled on each distribution date to interest accrued
DISTRIBUTIONS    during the prior calendar month at its pass-through rate for such distribution date on the outstanding certificate balance of such class immediately prior to such distribution date.
                 Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a
                 360-day year. Interest on the offered certificates will be distributed on each distribution date, to the extent of available funds, in sequential order of class designation, except that the class
                 A-1, A-2, A-3, A-SB, A-4, A-1A, XC and XP are pro rata and pari passu in entitlement to interest.
                 In general, payments of interest in respect of the class A-1, A-2, A-3, A-SB and A-4 certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 1, payments of interest in respect of the class A-1A certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 2, and payments of interest in respect of the class XC and XP certificates will be made to the extent of available funds attributable to mortgage loans in both loan groups. However, if the application of available funds as described in the preceding sentence would result in an interest shortfall to any of those classes of certificates, then payments of interest will be made with respect to all of those classes on a pro rata (based on amount of interest accrued) and pari passu basis without regard to loan groups.

PRINCIPAL        Except as described below, principal will be distributed on each distribution date, to the extent
DISTRIBUTIONS    of available funds, to the most senior class of sequential pay certificates outstanding until its certificate balance is reduced to zero. Payments of principal will be generally made, to the extent of available funds, (i) to the class A-1, A-2, A-3, A-SB and A-4 certificates, in that order, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 1 and, after the principal balance of the class A-1A certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 2, in each case until the principal balance of the subject class of certificates is reduced to zero, and (ii) to the class A-1A certificates, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 2 and, after the principal balance of the class A-4 certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 1, until the principal balance of the class A-1A certificates is reduced to zero.



This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       3

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------



                    Notwithstanding the foregoing, on any distribution date as of which the principal balance of the class A-SB certificates is required to be paid down to its scheduled principal balance for that distribution date in accordance with a specified schedule that will be annexed to the prospectus supplement, distributions of principal will be made, to the extent of available funds, to reduce the principal balance of the class A-SB certificates to its scheduled principal balance for the subject distribution date, out of the funds received or advanced with respect to principal on mortgage loans in loan group 1 (prior to any distributions of principal from those loan group 1 funds to any other class of certificates on that distribution date)
                    and, after the principal balance of the class A-1A certificates has been reduced to zero, out of the funds received or advanced with respect to principal on mortgage loans in loan group 2
                    (prior to any distributions of principal to any other class of certificates on that distribution date).

                    If, due to losses, the certificate balances of the class AM through class Q certificates are reduced to zero, payments of principal to the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates (to the extent that any two or more of these classes are outstanding) will be made on a pro rata and pari passu basis without regard to loan groups.

                    Following retirement of the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates, amounts distributable as principal will be distributed (without regard to loan groups) on each distribution date, to the extent of available funds, to the class AM, AJ, B, C, D, E, F, G, H,
                    J, K, L, M, N, P and Q certificates, in that order, in each case until the related certificate balance of the subject class of certificates is reduced to zero.

LOSSES              Losses realized on the mortgage loans and certain default-related and other unanticipated expenses, if any, will be allocated to the class Q, P, N, M, L, K, J, H, G, F, E, D, C, B, AJ and AM certificates, in that order, and then, on a pro rata and pari passu basis to the class
                    A-1, A-2, A-3, A-SB, A-4 and A-1A certificates.

PREPAYMENT          Any prepayment premiums or yield maintenance charges collected will be distributed to
PREMIUMS AND        certificateholders on the distribution date following the collection period in which the
YIELD MAINTENANCE   prepayment premium was received. On each distribution date, the holders of each class of
CHARGES             offered certificates and of the class E, F, G and H certificates then entitled to principal distributions (to the extent such prepayment premium or yield maintenance charge is collected from mortgage loans in the loan group, if applicable, from which such class of certificates is receiving payments of principal) will be entitled to a portion of prepayment premiums or yield maintenance charges equal to the product of (a) the amount of such prepayment premiums or yield maintenance charges, net of workout fees and principal recovery fees payable from it, multiplied by (b) a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of the pass-through rate of such class of certificates over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such class of certificates on that distribution date, and the denominator of which is equal to the total principal distribution amount for that distribution date; provided that, if the A-4 and A-1A classes were both outstanding (prior to any distributions) on such distribution date, then the number in clause (c) will be a fraction, the numerator of which is equal to the amount of principal distributable on the subject class of certificates on such distribution date with respect to the loan group that includes the prepaid mortgage loan, and the denominator of which is equal to the portion of the total principal distribution amount for such distribution date that is attributable to the loan group that includes the prepaid mortgage loan.



This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       4

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------


                    The portion, if any, of the prepayment premiums or yield maintenance charges remaining after any payments described above will be distributed to the holders of the class XP and/or XC certificates as follows: (a) on each distribution date up to and including the distribution
                    date in      , (i) to the holders of the class XP certificates, an amount equal to   % of that
                    remaining portion of the prepayment premiums or yield maintenance charges, and (ii) to the
                    holders of the class XC certificates, an amount equal to   % of that remaining portion of the
                    prepayment premiums or yield maintenance charges; and (b) on each distribution date that occurs
                    subsequent to        , to the holders of the class XC certificates, an amount equal to 100% of that remaining portion of the prepayment premiums or yield maintenance charges.

                    All prepayment premiums and yield maintenance charges payable as described above will be reduced, with respect to specially serviced mortgage loans, by an amount equal to certain expenses of the trust fund and losses realized in respect of the mortgage loans previously allocated to any class of certificates.

ADVANCES            The master servicer and, if it fails to do so, the trustee (or the fiscal agent if the trustee fails to do so), will be obligated to make P&I advances and servicing advances, including advances of delinquent property taxes and insurance, but only to the extent that such advances are considered recoverable, and, in the case of P&I advances, subject to appraisal reductions that may occur.

                    Notwithstanding the foregoing, the master servicer will not be required to make servicing advances (but will remain obligated to make P&I advances) with respect to the mortgage loan referred to as the Westchester mortgage loan. The mortgage loan is part of a group of mortgage loans (referred to as a loan combination) that are secured by the same mortgaged real property.
                    One of those loans, which is pari passu in right of payment and in other respects with the
                    Westchester mortgage loan, has been included as an asset in the Merrill Lynch Mortgage Trust
                    Series 2005-MCP1 commercial mortgage securitization.

                    The servicing of the Westchester loan combination will be governed by the pooling and servicing agreement for the MLMT Series 2005-MCP1 securitization.

                    Servicing advances, the recoverability of those advances and the reimbursement of the advancing party with respect to the Westchester loan combination will be generally governed by the pooling and servicing agreement for the MLMT Series 2005-MCP1 securitization. See "Description of the Mortgage Pool--Westchester Loan Combination" in the prospectus supplement.

APPRAISAL           If any of certain adverse events or circumstances described in the prospectus supplement occur
REDUCTIONS          or exist with respect to any mortgage loan or the mortgaged real property for any mortgage loan, that mortgage loan will be considered a required appraisal loan. An appraisal reduction will generally be made in the amount, if any, by which the principal balance of the required appraisal loan (plus other amounts overdue or advanced in connection with such loan) exceeds
                    90% of the appraised value of the related mortgaged real property plus all escrows and reserves
                    (including letters of credit) held as additional collateral with respect to the mortgage loan.
                    As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates.

                    A required appraisal loan will cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist which would cause such mortgage loan to be a required appraisal loan.

                    Any determination as to whether the Westchester mortgage loan is a required appraisal loan will be made in accordance with the MLMT Series 2005-MCP1 pooling and servicing agreement. See
                    "Description of the Mortgage Pool--Westchester Loan Combination" in the prospectus supplement.


This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       5

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------


OPTIONAL            The master servicer, the special servicer and certain certificateholders will have the option
TERMINATION         to terminate the trust, in whole but not in part, and purchase the remaining assets of the trust on or after the distribution date on which the stated principal balance of the mortgage loans is less than approximately 1.0% of the initial mortgage pool balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans, plus accrued and unpaid interest and certain other additional trust fund expenses and the fair market value of any REO properties acquired by the trust following foreclosure.

                    In addition, if, following the date on which the total principal balances of the class A-1,
                    A-2, A-3, A-SB, A-4, A-1A, AM, AJ, B, C and D certificates are reduced to zero, all of the remaining certificates, except the class Z, R-I and R-II certificates, are held by the same certificateholder, the trust fund may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates for all the mortgage loans and REO properties remaining in the trust fund at the time of exchange.

CONTROLLING CLASS   The most subordinate class of sequential pay certificates that has a class certificate balance greater than 25% of its original certificate balance will be the controlling class of certificates; provided, however, that if no such class of sequential pay certificates satisfies such requirement, the controlling class of certificates will be the most subordinate class of sequential pay certificates with a class certificate balance greater than zero. The holder(s)
                    of certificates representing a majority interest in the controlling class will have the right, subject to the conditions described in the prospectus supplement, to replace the special servicer and select a representative that may direct and advise the special servicer on various servicing matters.

                    Notwithstanding the foregoing, the controlling class will not have the right to replace the special servicer under the MLMT Series 2005-MCP1 securitization or direct and advise the MLMT series 2005-MCP1 special servicer on servicing matters with respect to the Westchester mortgage loan, which is being serviced as part of a group of loans (referred to as a loan combination), that are secured by the same mortgaged property, under the MLMT Series 2005-MCP1 pooling and servicing agreement. The controlling class will, however, be able to discuss the servicing of the Westchester mortgage loan with the MLMT Series 2005-MCP1 master servicer and special servicer, as applicable.

                    However, in the case of the Westchester mortgage loan, the holder of the most junior
                    Westchester subordinate non-trust loan that has an unpaid principal balance, net of any existing related appraisal reduction amounts, equal to or greater than 25% of its original principal balance, will have the right to direct or advise the special servicer with respect to certain specified servicing actions with respect to the Westchester mortgage loan and the
                    Westchester non-trust loans.

                    Subsequent to the occurrence of (a) a payment delinquency with respect to the Westchester mortgage loan that continues for more than 60 days, (b) the acceleration of the Westchester mortgage loan, (c) a default at maturity of the Westchester mortgage loan, (d) a voluntary bankruptcy by the related borrower or (e) a non-monetary event of default that causes the loan to be specially serviced, the holders of the Westchester subordinate non-trust loans will have the right to purchase the Westchester mortgage loan from the trust at a purchase price described in the prospectus supplement.

                    In the event that certain events of default exist with respect to the Westchester mortgage loan after the expiration of any applicable grace periods, the holders of the Westchester subordinate non-trust loans will have the right, but not the obligation, to cure such default.


This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       6

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------


LOAN COMBINATION    One (1) mortgage loan (which is the Westchester mortgage loan discussed above) is part of a loan combination that includes multiple other loans, one (1) of which (which is referred to as the Westchester pari passu non-trust loan) is pari passu in right of payment and in other respects to the Westchester mortgage loan, and the others of which are subordinate in right of payment and in other respects to the Westchester mortgage loan and the Westchester pari passu non-trust loan. The Westchester subordinate non-trust loans are grouped into three (3) tiers of relative seniority--a "B note" tier, a "C note" tier and a "D note" tier, each of which consists of one or more subordinate non-trust loans.

                    See "Description of the Mortgage Pool--Westchester Loan Combination", in the prospectus supplement for more information regarding this loan combination.

ERISA               The offered certificates are expected to be ERISA eligible.

SMMEA               The offered certificates will not be "mortgage related securities" for the purposes of the
                    Secondary Mortgage Market Enhancement Act of 1984.


This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       7

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

CONTACTS

              MERRILL LYNCH & CO.    COUNTRYWIDE SECURITIES CORPORATION
                 John Mulligan                 Tom O' Hallaron
            (212) 449-3860 (Phone)         (818) 225-6353 (Phone)
            (212) 738-1491 (Fax)           (818) 225-4032 (Fax)

                   Max Baker                      Stew Ward
            (212) 449-3860 (Phone)         (818) 225-6353 (Phone)
            (212) 738-1491 (Fax)           (818) 225-4032 (Fax)

                   Rich Sigg                   Chris Tokarski
            (212) 449-3860 (Phone)         (818) 225-6331 (Phone)
            (212) 738-1491 (Fax)           (818) 225-4179 (Fax)

                David Rodgers
            (212) 449-3611 (Phone)
            (212) 449-3589 (Fax)

                 Malay Bansal
            (212) 449-1302 (Phone)
            (212) 449-3589 (Fax)



IXIS SECURITIES NORTH AMERICA INC.   PNC CAPITAL MARKETS, INC.   WACHOVIA CAPITAL MARKETS LLC
             Greg Murphy                 Scott Holmes                William Cohane
      (212) 891-6282 (Phone)         (704) 551-2847 (Phone)      (704) 374-6161 (Phone)
      (212) 891-3454 (Fax)           (704) 643-2088 (Fax)        (704) 715-0066 (Fax)

             Barry Funt                                               Scott Fuller
      (212) 891-1836 (Phone)                                     (704) 715-8440 (Phone)
      (212) 891-3411 (Fax)                                       (704) 715-1214 (Fax)

                                                                      Bill White
                                                                 (704) 715-8440 (Phone)
                                                                 (704) 715-1214 (Fax)

                                                                     Chris Campbell
                                                                 (704) 715-8440 (Phone)
                                                                 (704) 715-1214 (Fax)


This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       8

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)

All numerical information provided with respect to the mortgage loans is provided on an approximate basis. All weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances. When information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, initial loan group 1 balance or initial loan group 2 balance, as the case may be, the percentages are based upon the cut-off date principal balances of the related mortgage loans comprising the mortgage pool, loan group 1 or loan group 2, as the case may be.
If any of the mortgage loans is secured by multiple mortgaged real properties, the cut-off date principal balance has been allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents. Unless specifically indicated otherwise (for example, with respect to loan-to-value and debt service coverage ratios and cut-off date balances per unit of mortgaged real property), statistical information presented with respect to the Westchester mortgage loan excludes the related non-trust loans.

GENERAL CHARACTERISTICS

--------------------------------------------------------------------------------



                                                                          ALL MORTGAGE            LOAN               LOAN
                                                                             LOANS              GROUP 1            GROUP 2

Initial mortgage pool balance ......................................     2,074,461,260       1,961,450,834       113,010,426
Number of pooled mortgage loans ....................................               139                 120                19
Number of mortgaged properties .....................................               256                 236                20
Percentage of Investment Grade Loans(1).............................              14.8                15.7               0.0
Average cut-off date principal balance .............................        14,924,182          16,345,424         5,947,917
Largest cut-off date principal balance .............................       187,796,151         187,796,151        16,200,000
Smallest cut-off date principal balance ............................           748,000             748,000           908,598
Weighted average mortgage interest rate ............................            5.2488              5.2542            5.1553
Highest mortgage interest rate .....................................            7.4000              7.4000            6.0700
Lowest mortgage interest rate ......................................            4.6470              4.6470            4.9950
Number of Cross Collateralized Mortgage Loans ......................                 5                   5                 0
Cross Collateralized Mortgage Loans as a % of IPB ..................               5.5                 5.8               0.0
Number of Multi Property Mortgage Loans ............................                12                  11                 1
Multi Property Mortgage Loans as a % of IPB ........................              23.4                24.3               8.9
Weighted average underwritten debt service coverage ratio ..........              1.63                1.65              1.32
Maximum underwritten debt service coverage ratio ...................              2.85                2.85              1.51
Minimum underwritten debt service coverage ratio ...................              1.20                1.20              1.21
Weighted average cut-off date loan-to-value ratio ..................              68.9                68.6              74.6
Maximum cut-off date loan-to-value ratio ...........................              85.0                85.0              84.6
Minimum cut-off date loan-to-value ratio ...........................              35.8                35.8              56.1
Weighted average original term to maturity or anticipated
 repayment date (months) ...........................................               101                 100               115
Maximum original term to maturity or anticipated repayment date
 (months) ..........................................................               180                 180               180
Minimum original term to maturity or anticipated repayment date
 (months) ..........................................................                60                  60                60
Weighted average remaining amort term (months) .....................               345                 344               358
Maximum remaining amort term (months) ..............................               360                 360               360
Minimum remaining amort term (months) ..............................               298                 298               299


See "Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged
Real Properties--Additional Statistical Information" for a similar table with additional information regarding certain of the mortgage loans.

---------------------
(1)  It has been confirmed by DBRS, Fitch and Moody's, in accordance with their respective methodologies, that the Financial Square, The Westchester and E
     Walk on New 42nd Street loans have credit characteristics consistent with investment-grade rated obligations.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       9

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                 PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL
--------------------------------------------------------------------------------

               % OF INITIAL MORTGAGE POOL BALANCE BY PROPERTY TYPE



                        % OF INITAL
                      MORTGAGE POOL
         STATE           BALANCE       RETAIL    OFFICE    HOSPITALITY

New York ...........       20.1          8.8       6.6         0.8
California .........       16.9          7.8       1.9         2.2
 Northern1 .........        2.1          0.0       0.3         0.8
 Southern1 .........       14.7          7.8       1.7         1.5
Indiana ............        9.1          9.1       0.0         0.0
Florida ............        8.4          1.1       3.4         2.2
Texas ..............        7.8          2.6       1.1         0.9
North Carolina .....        4.4          0.0       4.3         0.0
Colorado ...........        4.0          2.3       0.5         0.0
Pennsylvania .......        3.5          0.2       0.0         2.0
Ohio ...............        2.2          1.2       0.0         0.9
Arizona ............        2.2          1.3       0.0         0.0
Nevada .............        2.0          0.8       0.5         0.0
Kansas .............        2.0          2.0       0.0         0.0
New Jersey .........        1.9          0.4       0.3         0.9
Connecticut ........        1.7          0.0       0.0         1.3
Maryland ...........        1.6          0.5       0.0         0.4
Washington .........        1.6          1.1       0.0         0.0
Missouri ...........        1.3          0.0       0.9         0.0
Vermont ............        1.3          0.0       0.0         0.0
Georgia ............        0.9          0.0       0.1         0.5
Delaware ...........        0.8          0.0       0.0         0.6
Massachusetts ......        0.8          0.0       0.3         0.5
South Carolina .....        0.7          0.0       0.0         0.0
Virginia ...........        0.7          0.0       0.2         0.0
Wisconsin ..........        0.4          0.0       0.3         0.0
Michigan ...........        0.4          0.0       0.0         0.4
Kentucky ...........        0.4          0.0       0.0         0.0
Rhode Island .......        0.4          0.0       0.0         0.4
New Hampshire.......        0.4          0.0       0.0         0.0
Arkansas ...........        0.3          0.0       0.0         0.0
Tennessee ..........        0.3          0.1       0.0         0.0
New Mexico .........        0.3          0.0       0.2         0.0
Illinois ...........        0.2          0.0       0.0         0.0
Oklahoma ...........        0.2          0.0       0.0         0.0
North Dakota .......        0.2          0.0       0.2         0.0
Alabama ............        0.2          0.1       0.0         0.0
Montana ............        0.1          0.0       0.0         0.0
Maine ..............        0.1          0.0       0.0         0.0
Mississippi ........        0.1          0.0       0.0         0.0
Louisiana ..........        0.1          0.0       0.0         0.0
--------------------      -----         ----      ----        ----
Total ..............      100.0%        39.3%     20.9%       13.9%
--------------------      -----         ----      ----        ----

                                      MIXED     SELF                   MANUFACTURED
         STATE         MULTIFAMILY     USE    STORAGE    INDUSTRIAL      HOUSING      OTHER

New York ...........       0.0         0.7      1.4         0.0            1.7        0.0
California .........       1.3         1.3      0.4         1.3            0.5        0.0
 Northern(1) .......       1.1         0.0      0.0         0.0            0.0        0.0
 Southern(1) .......       0.3         1.3      0.4         1.3            0.5        0.0
Indiana ............       0.0         0.0      0.0         0.0            0.0        0.0
Florida ............       0.7         0.4      0.2         0.4            0.0        0.0
Texas ..............       2.4         0.0      0.4         0.3            0.0        0.0
North Carolina .....       0.0         0.0      0.0         0.0            0.0        0.0
Colorado ...........       0.0         1.2      0.0         0.0            0.0        0.0
Pennsylvania .......       0.0         1.0      0.4         0.0            0.0        0.0
Ohio ...............       0.0         0.0      0.1         0.0            0.0        0.0
Arizona ............       0.9         0.0      0.0         0.0            0.0        0.0
Nevada .............       0.8         0.0      0.0         0.0            0.0        0.0
Kansas .............       0.0         0.0      0.0         0.0            0.0        0.0
New Jersey .........       0.0         0.0      0.0         0.3            0.0        0.0
Connecticut ........       0.0         0.0      0.4         0.0            0.0        0.0
Maryland ...........       0.0         0.0      0.0         0.6            0.0        0.0
Washington .........       0.3         0.0      0.2         0.0            0.0        0.0
Missouri ...........       0.5         0.0      0.0         0.0            0.0        0.0
Vermont ............       0.0         1.3      0.0         0.0            0.0        0.0
Georgia ............       0.0         0.2      0.1         0.0            0.0        0.0
Delaware ...........       0.0         0.0      0.3         0.0            0.0        0.0
Massachusetts ......       0.0         0.0      0.0         0.0            0.0        0.0
South Carolina .....       0.0         0.0      0.1         0.0            0.0        0.7
Virginia ...........       0.0         0.1      0.0         0.4            0.0        0.0
Wisconsin ..........       0.1         0.0      0.0         0.0            0.0        0.0
Michigan ...........       0.0         0.0      0.1         0.0            0.0        0.0
Kentucky ...........       0.3         0.0      0.1         0.0            0.0        0.0
Rhode Island .......       0.0         0.0      0.0         0.0            0.0        0.0
New Hampshire.......       0.0         0.0      0.0         0.1            0.3        0.0
Arkansas ...........       0.3         0.0      0.1         0.0            0.0        0.0
Tennessee ..........       0.1         0.0      0.1         0.0            0.0        0.0
New Mexico .........       0.0         0.0      0.1         0.0            0.0        0.0
Illinois ...........       0.1         0.0      0.1         0.0            0.0        0.0
Oklahoma ...........       0.2         0.0      0.0         0.0            0.0        0.0
North Dakota .......       0.0         0.0      0.0         0.0            0.0        0.0
Alabama ............       0.0         0.0      0.0         0.0            0.0        0.0
Montana ............       0.0         0.0      0.0         0.0            0.1        0.0
Maine ..............       0.0         0.0      0.1         0.0            0.0        0.0
Mississippi ........       0.0         0.0      0.1         0.0            0.0        0.0
Louisiana ..........       0.0         0.0      0.1         0.0            0.0        0.0
---------------------      ---         ---      ---         ---            ---        ---
Total ..............       7.9%        6.1%     5.1%        3.5%           2.6%       0.7%
---------------------      ---         ---      ---         ---            ---        ---


---------------------
(1)  For purposes of determining whether a mortgaged real property is located in
     Northern California or Southern California, Northern California includes areas with zip codes of 93600 and above and Southern California includes areas below 93600.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       10

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------



                                                                      CUT-OFF DATE    % OF INITIAL
                                                      NUMBER OF         PRINCIPAL     MORTGAGE POOL
                                                    MORTGAGE LOANS       BALANCE         BALANCE

Interest Only(1) .................................         15          597,200,000          28.8
Single Tenant ....................................         12           66,371,909           3.2
Loans  (greater than)  50% Single Tenant .........         24          165,113,378           8.0
Current Secondary Debt ...........................          7          346,600,000          16.7
Future Secondary Debt Permitted ..................         26          746,181,795          36.0
Lockbox ..........................................         61        1,453,933,076          70.1
Escrow Type(2)
 TI/LC Reserves(3) ...............................         55          560,594,043          38.3
 Real Estate Tax .................................        121        1,406,466,130          67.8
 Insurance .......................................        117        1,206,205,788          58.1
 Replacement Reserves ............................        111        1,273,710,120          61.4


SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------



                                                                      CUT-OFF DATE    % OF INITIAL
                                                      NUMBER OF         PRINCIPAL      LOAN GROUP 1
                                                    MORTGAGE LOANS       BALANCE         BALANCE

Interest Only(1) .................................         14          594,200,000          30.3
Single Tenant ....................................         12           66,371,909           3.4
Loans  (greater than)  50% Single Tenant .........         24          165,113,378           8.4
Current Secondary Debt ...........................          6          339,000,000          17.3
Future Secondary Debt Permitted ..................         18          712,043,426          36.3
Lockbox ..........................................         59        1,442,440,717          73.5
Escrow Type(2)
 TI/LC Reserves(3) ...............................         55          560,594,043          38.3
 Real Estate Tax .................................        103        1,295,105,704          66.0
 Insurance .......................................         99        1,094,845,362          55.8
 Replacement Reserves ............................         94        1,172,234,154          59.8


SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------



                                                                      CUT-OFF DATE    % OF INITIAL
                                                      NUMBER OF         PRINCIPAL      LOAN GROUP 2
                                                    MORTGAGE LOANS       BALANCE         BALANCE

Interest Only(1) .................................         1             3,000,000          2.7
Single Tenant ....................................         0                     0          0.0
Loans  (greater than)  50% Single Tenant .........         0                     0          0.0
Current Secondary Debt ...........................         1             7,600,000          6.7
Future Secondary Debt Permitted ..................         8            34,138,369         30.2
Lockbox ..........................................         2            11,492,359         10.2
Escrow Type(2)
 Real Estate Tax .................................        18           111,360,426         98.5
 Insurance .......................................        18           111,360,426         98.5
 Replacement Reserves ............................        17           101,475,966         89.8


---------------------
(1)  Includes 2 mortgage loans (1.3% of the initial mortgage pool balance and
     1.4% of the initial loan group 1 balance) which are ARD loans, and require the payment of interest only on each due date until the expiration of a designated period and the amortization of principal following this expiration.
(2)  Does not include mortgage loans with upfront reserves.
(3)  TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use, industrial and other properties.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       11

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------



CUT-OFF DATE BALANCE ($)
---------------------------------------------------------------------------------------
          RANGE OF           NUMBER OF      AGGREGATE
          CUT-OFF             MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
       DATE BALANCES           LOANS         BALANCE         POOL    GROUP 1    GROUP 2
---------------------------------------------------------------------------------------

  748,000 - 2,999,999            15      $   29,895,405     1.4%      1.2%      5.2%
  3,000,000 - 3,999,999          11          39,549,733     1.9       1.5       9.0
  4,000,000 - 4,999,999          16          72,954,976     3.5       3.2       8.3
  5,000,000 - 5,999,999          13          70,442,985     3.4       3.0       9.6
  6,000,000 - 6,999,999           8          51,783,287     2.5       2.0      11.3
  7,000,000 - 7,999,999          11          82,731,040     4.0       3.4      13.5
  8,000,000 - 9,999,999          15         131,034,817     6.3       6.2       7.5
  10,000,000 - 12,999,999        10         111,993,739     5.4       5.2       8.9
  13,000,000 - 19,999,999        15         242,421,179    11.7      10.8      26.7
  20,000,000 - 49,999,999        19         536,157,946    25.8      27.3       0.0
  50,000,000 - 99,999,999         2         127,700,000     6.2       6.5       0.0
  100,000,000 - 187,796,151       4         577,796,151    27.9      29.5       0.0
                                ---      --------------   -----     -----     -----
  Total:                        139      $2,074,461,260   100.0%    100.0%    100.0%
  ------                        ===      ==============   =====     =====     =====

  MIN: $748,000           MAX: $187,796,151       WTD. AVERAGE: $14,924,182

----------------------------------------------------------------------------------------


DEBT SERVICE COVERAGE RATIO (X)
----------------------------------------------------------------------------


   RANGE OF     NUMBER OF      AGGREGATE
 UNDERWRITTEN    MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
     DSCRS        LOANS         BALANCE         POOL     GROUP 1    GROUP 2
-------------- ----------- ----------------- ---------- --------- ----------

  1.20 - 1.24       21     $  385,941,876     18.6%      18.2%     25.8%
  1.25 - 1.29       22        227,456,724     11.0        9.6      35.1
  1.30 - 1.34       22        196,518,557      9.5        9.8       3.4
  1.35 - 1.39       12         66,761,437      3.2        3.0       6.3
  1.40 - 1.44       14        188,346,376      9.1        8.9      12.6
  1.45 - 1.49        7        131,819,544      6.4        5.9      14.1
  1.50 - 1.59       15        185,267,235      8.9        9.3       2.7
  1.60 - 1.99       20        369,299,510     17.8       18.8       0.0
  2.00 - 2.85        6        323,050,000     15.6       16.5       0.0
--------------     ---     --------------    -----      -----     -----
  Total:           139     $2,074,461,260    100.0%     100.0%    100.0%
--------           ===     ==============    =====      =====     =====

  MIN: 1.20X         MAX: 2.85X      WTD. AVERAGE: 1.63X
----------------------------------------------------------------------------



MORTGAGE RATE (%)
------------------------------------------------------------------------------


                   NUMBER OF      AGGREGATE
     RANGE OF       MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
  MORTGAGE RATES     LOANS         BALANCE         POOL    GROUP 1    GROUP 2
----------------- ----------- ----------------- --------- --------- ----------

  4.6470 - 4.7499       2     $  177,500,000      8.6%      9.0%      0.0%
  4.7500 - 4.9999       7        518,244,151     25.0      26.2       4.2
  5.0000 - 5.2499      42        446,827,915     21.5      19.0      65.1
  5.2500 - 5.4999      44        436,329,317     21.0      20.8      25.8
  5.5000 - 5.5999       9         79,821,588      3.8       4.1       0.0
  5.6000 - 5.6999      16        224,460,142     10.8      11.2       3.4
  5.7000 - 5.7499       3          9,362,276      0.5       0.5       0.0
  5.7500 - 5.9999       9        120,060,011      5.8       6.1       0.0
  6.0000 - 6.7499       5         37,998,813      1.8       1.9       1.5
  6.7500 - 7.4000       2         23,857,048      1.2       1.2       0.0
-----------------     ---     --------------    -----     -----     -----
  Total:              139     $2,074,461,260    100.0%    100.0%    100.0%
--------              ===     ==============    =====     =====     =====

  MIN: 4.6470%       MAX: 7.4000%      WTD. AVERAGE: 5.2488%
 -----------------------------------------------------------------------------



CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-------------------------------------------------------------------------


   RANGE OF
   CUT-OFF     NUMBER OF      AGGREGATE
     DATE       MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
  LTV RATIOS     LOANS         BALANCE         POOL    GROUP 1    GROUP 2
------------- ----------- ----------------- --------- --------- ---------

  35.8 - 49.9       6     $  189,693,823      9.1%      9.7%      0.0%
  50.0 - 59.9      11        192,354,648      9.3       9.8       0.8
  60.0 - 64.9       9        125,860,449      6.1       6.4       0.0
  65.0 - 69.9      22        226,809,638     10.9      10.1      24.8
  70.0 - 74.9      39        630,480,868     30.4      31.3      14.7
  75.0 - 80.0      49        691,006,834     33.3      31.9      58.2
  80.1 - 85.0       3         18,255,000      0.9       0.8       1.5
-------------     ---     --------------    -----     -----     -----
  Total:          139     $2,074,461,260    100.0%    100.0%    100.0%
--------          ===     ==============    =====     =====     =====

  MIN: 35.8%       MAX: 85.0%         WTD. AVERAGE: 68.9%
-------------------------------------------------------------------------





MATURITY DATE OR ARD LOAN-TO-VALUE RATIO (%)
------------------------------------------------------------------------------------
       RANGE OF         NUMBER OF      AGGREGATE
 MATURITY DATE OR ARD    MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
 LOAN-TO-VALUE RATIOS     LOANS         BALANCE         POOL     GROUP 1    GROUP 2
---------------------- ----------- ----------------- ---------- --------- ----------

  34.7 - 49.9               17     $  272,560,986     13.1%      13.8%      0.8%
  50.0 - 54.9               15        254,216,702     12.3       12.6       5.9
  55.0 - 59.9               20        220,102,912     10.6       11.1       1.7
  60.0 - 62.4               17        123,209,966      5.9        5.8       8.4
  62.5 - 64.9               19        196,390,771      9.5        6.8      55.2
  65.0 - 67.4               18        443,938,427     21.4       22.6       0.0
  67.5 - 69.9               17        209,725,000     10.1       10.0      11.8
  70.0 - 78.8               16        354,316,497     17.1       17.1      16.2
----------------------     ---     --------------    -----      -----     -----
  Total:                   139     $2,074,461,260    100.0%     100.0%    100.0%
--------                   ===     ==============    =====      =====     =====

  MIN: 34.7%              MAX: 78.8%          WTD. AVERAGE: 62.0%
------------------------------------------------------------------------------------



This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       12

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
-----------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
-----------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD (MOS)
-----------------------------------------------------------------------------


    RANGE OF
 ORIGINAL TERMS
   TO MATURITY    NUMBER OF      AGGREGATE
     OR ARD        MORTGAGE    CUT-OFF DATE      % OF       % OF      % OF
    (MONTHS)        LOANS         BALANCE        POOL     GROUP 1    GROUP 2
---------------- ----------- ---------------- ---------- --------- ----------

  60 - 60             14      $  553,551,167   26.7%      27.7%      9.4%
  61 - 84              3         212,910,000   10.3       10.9       0.0
  85 - 120           111       1,233,334,972   59.5       57.7      89.2
  121 - 180           11          74,665,121    3.6        3.7       1.5
----------------     ---      --------------  -----      -----     -----
  Total:             139      $2,074,461,260  100.0%     100.0%    100.0%
--------             ===      ==============  =====      =====     =====

  MIN: 60 MOS.        MAX: 180 MOS.      WTD. AVERAGE: 101 MOS.

-----------------------------------------------------------------------------


ORIGINAL AMORTIZATION TERM (MOS)
-----------------------------------------------------------------------------


    RANGE OF
    ORIGINAL
  AMORTIZATION   NUMBER OF      AGGREGATE
     TERMS        MORTGAGE    CUT-OFF DATE      % OF       % OF      % OF
    (MONTHS)       LOANS         BALANCE        POOL     GROUP 1    GROUP 2
--------------- ----------- ---------------- ---------- --------- ----------

  Interest Only      13      $  570,200,000   27.5%      28.9%      2.7%
  300 - 329          24         337,629,287   16.3       17.1       2.0
  330 - 360         102       1,166,631,973   56.2       54.0      95.4
---------------     ---      --------------  -----      -----     -----
  Total:            139      $2,074,461,260  100.0%     100.0%    100.0%
--------            ===      ==============  =====      =====     =====

  MIN: 300 MOS.    MAX: 360 MOS.       WTD. AVERAGE(1):  346 MOS.

-----------------------------------------------------------------------------


AMORTIZATION TYPES FOR ALL MORTGAGE LOANS
--------------------------------------------------------------------------------


                                                     % BY
                                                   CUT-OFF
                                     AGREGATE        DATE
                       NUMBER      CUT-OFF DATE      POOL      % OF      % OF
 AMORTIZATION TYPES   OF LOANS       BALANCE       BALANCE   GROUP 1    GROUP 2
-------------------- ---------- ----------------- --------- --------- ----------

  Balloon                 68     $  741,136,270    35.7%     35.4%     41.3%
  Interest Only           13        570,200,000    27.5      28.9       2.7
  IO-ARD                   2         27,000,000     1.3       1.4       0.0
  IO-Balloon              56        736,124,990    35.5      34.3      56.0
--------------------     ---     --------------   -----     -----     -----
  Total:                 139     $2,074,461,260   100.0%    100.0%    100.0%
--------                 ===     ==============   =====     =====     =====
 -------------------------------------------------------------------------------



REMAINING TERM TO MATURITY OR ARD (MOS)
--------------------------------------------------------------------------------


   RANGE OF
  REMAINING
    TERMS
 TO MATURITY   NUMBER OF      AGGREGATE
    OR ARD      MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
   (MONTHS)      LOANS         BALANCE         POOL     GROUP 1    GROUP 2
------------- ----------- ----------------- ---------- --------- ----------

  57 - 84          17      $  766,461,167    36.9%      38.5%      9.4%
  85 - 119         77         953,006,972    45.9       44.8      65.6
  120 - 180        45         354,993,121    17.1       16.7      25.0
-------------     ---      --------------   -----      -----     -----
  Total:          139      $2,074,461,260   100.0%     100.0%    100.0%
--------          ===      ==============   =====      =====     =====

  MIN: 57 MOS.    MAX: 180 MOS.         WTD. AVERAGE: 100 MOS.
--------------------------------------------------------------------------------



REMAINING STATED AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------


   RANGE OF
   REMAINING
 AMORTIZATION   NUMBER OF      AGGREGATE
     TERMS       MORTGAGE    CUT-OFF DATE      % OF       % OF      % OF
   (MONTHS)       LOANS         BALANCE        POOL     GROUP 1    GROUP 2
-------------- ----------- ---------------- ---------- --------- ----------

  0 - 120           13      $  570,200,000   27.5%      28.9%      2.7%
  121 - 360        126       1,504,261,260   72.5       71.1      97.3
--------------     ---      --------------  -----      -----     -----
  Total:           139      $2,074,461,260  100.0%     100.0%    100.0%
--------           ===      ==============  =====      =====     =====

  MIN: 298 MOS.     MAX: 360 MOS.   WTD. AVERAGE(1): 345 MOS.
--------------------------------------------------------------------------------



PARTIAL IO TERM (MOS)
----------------------------------------------------------------------------


                                                 % OF
                                               INITIAL
                                  AGGREGATE     MORT-
                    NUMBER OF   CUT-OFF DATE     GAGE
     RANGE OF        MORTGAGE     PRINCIPAL      POOL      % OF     % OF
 PARTIAL IO TERMS     LOANS        BALANCE     BALANCE   GROUP 1   GROUP 2
------------------ ----------- -------------- --------- --------- --------

  0 - 12                 4      $ 27,000,000   1.3%      1.4%      0.0%
  13 - 24               22       230,599,990  11.1      10.8      16.7
  25 - 36               16       214,875,000  10.4       9.5      25.0
  37 - 48                2        25,810,000   1.2       1.3       0.0
  49 - 60               12       237,840,000  11.5      11.3      14.3
  61 - 120               2        27,000,000   1.3       1.4       0.0
------------------      --      ------------  ----      ----      ----
  Total:                58      $763,124,990  36.8%     35.7%     56.0%
------------------      ==      ============  ====      ====      ====

  MIN: 12 MOS.       MAX: 120 MOS.         WTD. AVERAGE: 42 MOS.
----------------------------------------------------------------------------



---------------------
(1)   Does not include interest only loans.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       13

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

MORTGAGE POOL PREPAYMENT PROFILE
--------------------------------------------------------------------------------



                                                                    % OF
                                                                 REMAINING          % OF            % OF
               MONTHS                         AGGREGATE        MORTGAGE POOL      REMAINING       REMAINING
               SINCE                          REMAINING          BALANCE--      MORTGAGE POOL   MORTGAGE POOL
              CUT-OFF      NUMBER OF          PRINCIPAL           LOCKOUT/     BALANCE--YIELD     BALANCE--
    DATE        DATE    MORTGAGE LOANS        BALANCE(1)        DEFEASANCE(2)    MAINTENANCE         OPEN      TOTAL
------------ --------- ---------------- --------------------- --------------- ---------------- -------------- ------

  2/1/2006        6          139        2,069,225,350.81          94.95             5.05            0.00        100
  2/1/2007       18          139        2,057,686,493.41          94.93             5.07            0.00        100
  2/1/2008       30          139        2,043,489,787.83          97.93             2.07            0.00        100
  2/1/2009       42          139        2,025,955,370.84          96.48             3.52            0.00        100
  2/1/2010       54          139        2,005,762,529.69          82.43             3.55           14.02        100
  2/1/2011       66          125        1,449,361,999.25          94.29             5.71            0.00        100
  2/1/2012       78          125        1,427,598,986.55          84.83             5.70            9.47        100
  2/1/2013       90          122        1,192,185,712.64          93.29             6.71            0.00        100
  2/1/2014      102          122        1,167,995,730.58          93.28             6.72            0.00        100
  2/1/2015      114          122        1,142,436,291.18          75.88             6.74           17.38        100
  2/1/2016      126            6           37,668,421.29          82.79             0.00           17.21        100
  2/1/2017      138            5           30,731,428.79         100.00             0.00            0.00        100
  2/1/2018      150            5           30,246,176.08         100.00             0.00            0.00        100
  2/1/2019      162            5           29,732,047.57         100.00             0.00            0.00        100
  2/1/2020      174            5           29,187,322.70          13.29             0.00           86.71        100


---------------------
(1)  Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity (except that mortgage loans with anticipated repayment dates (ARD loans) are assumed to prepay on their anticipated repayment dates). Otherwise calculated based on Modeling
     Assumptions to be described in the prospectus supplement.
(2)  Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

TEN LARGEST MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS
--------------------------------------------------------------------------------
The following table and summaries describe the ten largest mortgage loans or groups of cross-collateralized mortgage loans in the mortgage pool as measured by cut-off date principal balance:



                                                           NUMBER OF
                                                           MORTGAGE
                                                            LOANS/
                                       MORTGAGE            MORTGAGED      CUT-OFF DATE
                                         LOAN      LOAN      REAL           PRINCIPAL
              LOAN NAME                 SELLER    GROUP   PROPERTIES         BALANCE
------------------------------------- ---------- ------- ------------ --------------------

 Glenbrook Square Mall ..............    MLML    1             1/1      $ 187,796,150.62
 Highwoods Portfolio ................    IXIS    1            1/33      $ 160,000,000.00
 Financial Square ...................    MLML    1             1/1      $ 130,000,000.00
 The Westchester ....................    MLML    1             1/1      $ 100,000,000.00
 U-Haul Self Storage
 Portfolios II, III and IV ..........    MLML    1            3/50      $  86,852,962.64
 E Walk on the New 42nd Street.......    MLML    1             1/1      $  77,500,000.00
 Residence Inn Hotel Portfolio 1.....    MLML    1             1/4      $  50,200,000.00
 Residence Inn Hotel Portfolio 2.....    MLML    1             1/4      $  43,490,000.00
 Morgan RV Portfolio ................     CRF    1             1/3      $  41,464,993.70
 San Antonio Portfolio ..............    MLML    1            1/10      $  39,800,000.00
                                                             -----      ----------------
 TOTAL ..............................                       12/108      $ 917,104,106.96

                                                         % OF
                                           SHADOW       INITIAL                                 LOAN              CUT-OFF
                                           RATING      MORTGAGE                               BALANCE               DATE
                                        DBRS/FITCH/      POOL       PROPERTY      PROPERTY      PER                 LTV
              LOAN NAME                  MOODY'S/(1)    BALANCE       TYPE         SIZE(2)     SF/UNIT   DSCR(X)   RATIO(%)
------------------------------------- --------------- ---------- -------------- ------------ --------- --------- ---------

 Glenbrook Square Mall ..............       NAP            9.1       Retail        868,987       216      1.22      70.9
 Highwoods Portfolio ................       NAP            7.7       Office      2,008,886        80      1.91      78.8
 Financial Square ...................    A/A+/Baa1         6.3       Office      1,030,531       126      2.85      51.4
 The Westchester ....................  A(high)/A+/A3       4.8       Retail        831,841       120      2.55      42.9
 U-Haul Self Storage
 Portfolios II, III and IV ..........       NAP            4.2    Self Storage   1,111,736        78      1.45      75.3
 E Walk on the New 42nd Street.......   BBB/A-/Baa2        3.7       Retail        177,394       437      2.41      45.6
 Residence Inn Hotel Portfolio 1.....       NAP            2.4     Hospitality         563    89,165      1.52      74.9
 Residence Inn Hotel Portfolio 2.....       NAP            2.1     Hospitality         506    85,949      1.49      75.0
 Morgan RV Portfolio ................       NAP            2.0    Manufactured       2,087    19,868      1.26      73.8
                                                                     Housing
 San Antonio Portfolio ..............       NAP            1.9      Mixed Use      498,919        80      1.42x     76.7
                                                          ----                                            ----      ----
 TOTAL ..............................                     44.2                                            1.88X     65.5%


---------------------
(1.) Dominion Bond Rating Service, Inc., Fitch, Inc. and Moody's Investors
     Service, Inc. have indicated that, in accordance with their respective methodologies, the credit characteristics of the related loan(s), are consistent with the characteristics of the applicable rated obligation.
(2)  Property size is indicated in rooms (for hospitality properties) and square feet (for office, industrial, retail and self storage properties).
(3)  Such ratios with respect to the Westchester loan combination are based on the aggregate indebtedness of the Westchester mortgage loan that will be included in the trust and the Westchester pari passu non-trust loan, but exclude the Westchester subordinate non-trust loans.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       14

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

GLENBROOK SQUARE MALL
---------------------

[GLENBROOK SQUARE MALL PHOTO OMITTED]

[GLENBROOK SQUARE MALL PHOTO OMITTED]

------------------------------------------------------------------
                        PROPERTY INFORMATION
------------------------------------------------------------------
 Number of Mortgaged Real Properties                           1
 Location (City/State)                       Fort Wayne, Indiana
 Property Type                                   Anchored Retail
 Size (Square Feet)                                      868,987
 Percentage Occupancy as of June 7, 2005                   93.6%
 Year Built                                                 1966
 Year Renovated                                             1998
 Appraisal Value                                    $265,000,000
 # of Tenants                                                128
 Average Rent Per Square Foot                             $15.20
 Underwritten Occupancy                                    95.1%
 Underwritten Revenues                               $23,165,713
 Underwritten Total Expenses                          $7,730,615
 Underwritten Net Cash Flow (NOI)                    $15,435,099
 Underwritten Net Cash Flow (NCF)                    $14,666,502

------------------------------------------------------------------

------------------------------------------------------------------
                    MORTGAGE LOAN INFORMATION
------------------------------------------------------------------
 Mortgage Loan Seller                                       MLML
 Loan Group                                                    1
 Origination Date                                  June 10, 2005
 Cut-off Date Principal Balance                     $187,796,151
 Cut-off Date Loan Balance Per SF/Unit                      $216
 Percentage of Initial Mortgage Pool Balance                9.1%
 Number of Mortgage Loans                                      1
 Type of Security (fee/leasehold)                            Fee
 Mortgage Rate                                           4.9139%
 Amortization Type                                       Balloon
 IO Period (Months)                                            0
 Original Term to Maturity/ARD (Months)                       60
 Original Amortization Term (Months)                         360
 Lockbox                                                    Hard
 Cut-off Date LTV Ratio                                    70.9%
 LTV Ratio at Maturity or ARD                              65.3%
 Underwritten DSCR on NOI                                  1.29x
 Underwritten DSCR on NCF                                  1.22x
------------------------------------------------------------------

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       15

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       16

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Glenbrook Square Loan") is evidenced by a promissory note and is secured by a first mortgage encumbering the fee interest in Glenbrook Square Mall, a two-story enclosed regional mall located in Fort
Wayne, Indiana that contains approximately 1,211,987 square feet, of which approximately 868,987 square feet are collateral (the "Glenbrook Square
Property"). The Glenbrook Square Loan represents approximately 9.1% of the initial mortgage pool balance and approximately 9.6% of the initial loan group
1 balance. The Glenbrook Square Loan was originated on June 10, 2005, and has a principal balance of $187,796,151 as of the cut-off date.

The Glenbrook Square Loan has a remaining term of 59 months to its maturity date of July 1, 2010. The Glenbrook Square Loan does not provide for any interest-only payments during its loan term. The Glenbrook Square Loan may be prepaid on or after January 1, 2010 and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrower, GGP-Glenbrook, L.L.C., (the "Glenbrook Square
Borrower"), a Delaware limited liability company, is a single purpose entity.
The Glenbrook Square Borrower, the fee owner of the Glenbrook Square Property, is indirectly owned by GGPLP, LLC, a Delaware limited liability company. GGPLP,
LLC is 100% owned by GGP Limited Partnership, the operating partnership of
General Growth Properties, Inc. ("GGP"). GGP is a public, Chicago-based real estate investment trust (a "REIT") primarily engaged in the ownership, operation, management, leasing, acquisition, development, and expansion of regional mall and community shopping centers in the United States. GGP is currently the second largest regional mall REIT in the United States. As of May
2, 2005, GGP has ownership interests in, or management responsibility for, 209 regional shopping malls totaling approximately 200 million square feet of retail space, as well as ownership in planned community developments and commercial office buildings. For the year ended December 31, 2004, GGP had total revenues of $1.8 billion and net income of $267.9 million. As of March
31, 2005, GGP reported cash liquidity of approximately $45.1 million and total assets of $25.6 billion. As of July 27, 2005, GGP has an equity market capitalization of $10.9 billion square feet.

LOCKBOX. The Glenbrook Square Borrower is required to notify and advise each tenant under each lease to send directly to the lockbox, all payments of rent or any other item payable under the related lease. Provided no "lockbox event"
has occurred and be continuing, any and all funds in the lockbox account are required to be transferred to an account designated by the Glenbrook Square
Borrower on each business day. Upon the occurrence of a "lockbox event", all amounts on deposit in the lockbox account will be automatically transferred daily to the cash management account and will be applied daily in the following order: (a) fund the tax and insurance reserve (provided that reserves for insurance will not be required as long as GGP maintains a blanket policy), (b)
pay the monthly debt service, (c) fund rollover reserve, (d) fund replacement reserve, (e) pay any other amounts due to the lender, and (f) provided no event of default has occurred and be continuing, pay any excess amounts to the
Glenbrook Square Borrower. A "lockbox event" shall occur upon (i) an event of default or (ii) the DSCR dropping below 1.10x. The DSCR trigger will be cured upon the DSCR reaching 1.10x or above on a trailing twelve month basis.

THE PROPERTY. The Glenbrook Square Property is a two-story enclosed regional mall located in Fort Wayne, Indiana that contains approximately 1,211,987 square feet, of which approximately 868,987 square feet are collateral. The property has approximately 6,035 parking spaces. Glenbrook Square was originally built in 1966, with expansions or renovations completed in 1976,
1981, 1990, 1994, and 1998. The mall is anchored by L.S. Ayres (242,199 square feet), Sears (221,000 square feet) and JCPenney (191,671 square feet). Sears owns its pad and improvements. Marshall Field's (122,000 square feet), which also owns its own pad and improvements, was closed in May 2005.

The following table presents certain information relating to the major tenants at the Glenbrook Square Property:



                                     TENANT(1)
                                     ---------

 TENANT NAME                            PARENT COMPANY           CREDIT RATINGS(2)
                                                                 (FITCH/MOODY'S)

 L.S. Ayres (GL) ......... The May Department Stores Company        BBB/Baa2
 JC Penney (GL) ..........     J.C. Penney Company, Inc.             BB+/Ba1
 H&M .....................        Hennes & Mauritz AB                 NR/NR
 Limited .................        Limited Brands Inc.                NR/Baa2
 Abercrombie & Fitch .....      Abercrombie & Fitch Co.               NR/NR
 Express Men .............        Limited Brands Inc.                NR/Baa2
 Finish Line .............          Finish Line Inc.                  NR/NR

                                                          BASE RENT        LEASE
 TENANT NAME                 SQUARE FEET    % OF GLA  PER SQUARE FOOT   EXPIRATION

 L.S. Ayres (GL) .........    242,199         27.9%      $  0.67        1/31/2012
 JC Penney (GL) ..........    191,671         22.1%      $  3.54        6/30/2018
 H&M .....................     18,000          2.1%      $ 26.00        1/31/2015
 Limited .................     15,840          1.8%      $ 18.00        1/31/2006
 Abercrombie & Fitch .....     14,874          1.7%      $ 23.00        6/30/2010
 Express Men .............     10,953          1.3%      $ 22.00        1/31/2006
 Finish Line .............     10,356          1.2%      $ 22.00        1/31/2008


---------------------
(1)  Information obtained from the Glenbrook Square Borrower's rent roll except credit ratings.
(2)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       17

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Glenbrook Square Property:



---------------------------------------------------------------------------
                        LEASE ROLLOVER SCHEDULE(1)
                        --------------------------

                            NUMBER     SQUARE     % OF
                          OF LEASES     FEET       GLA        BASE RENT
            YEAR           EXPIRING   EXPIRING   EXPIRING     EXPIRING

 Vacant ................     NAP       55,626        6.4%       NAP
 Month-to-Month ........      10       24,392        2.8%   $   578,940
 2005 ..................       1          176        0.0%   $    35,004
 2006 ..................      21       90,920       10.5%   $ 2,202,048
 2007 ..................      10       21,950        2.5%   $   629,448
 2008 ..................      21       29,870        3.4%   $ 1,305,516
 2009 ..................       9       25,916        3.0%   $   746,796
 2010 ..................      10       38,864        4.5%   $ 1,110,804
 2011 ..................      15       40,678        4.7%   $ 1,649,028
 2012 ..................      15      285,507       32.9%   $ 1,478,664
 2013 ..................       7       25,163        2.9%   $   743,544
 2014 ..................       2        6,403        0.7%   $   275,652
 2015 ..................       5       30,969        3.6%   $   787,272
 2016 ..................       0            0        0.0%   $         0
 2017 ..................       1          882        0.1%   $   140,004
 2018 ..................       1      191,671       22.1%   $   678,720
---------------------------------------------------------------------------
 TOTAL .................     128      868,987      100.0%   $12,361,440
---------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                              % OF     CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                          BASE RENT   SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
            YEAR           EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING

 Vacant ................     NAP         55,626          6.4%         NAP           NAP
 Month-to-Month ........      4.7%       80,018          9.2%     $   578,940         4.7%
 2005 ..................      0.3%       80,194          9.2%     $   613,944         5.0%
 2006 ..................     17.8%      171,114         19.7%     $ 2,815,992        22.8%
 2007 ..................      5.1%      193,064         22.2%     $ 3,445,440        27.9%
 2008 ..................     10.6%      222,934         25.7%     $ 4,750,956        38.4%
 2009 ..................      6.0%      248,850         28.6%     $ 5,497,752        44.5%
 2010 ..................      9.0%      287,714         33.1%     $ 6,608,556        53.5%
 2011 ..................     13.3%      328,392         37.8%     $ 8,257,584        66.8%
 2012 ..................     12.0%      613,899         70.6%     $ 9,736,248        78.8%
 2013 ..................      6.0%      639,062         73.5%     $10,479,792        84.8%
 2014 ..................      2.2%      645,465         74.3%     $10,755,444        87.0%
 2015 ..................      6.4%      676,434         77.8%     $11,542,716        93.4%
 2016 ..................      0.0%      676,434         77.8%     $11,542,716        93.4%
 2017 ..................      1.1%      677,316         77.9%     $11,682,720        94.5%
 2018 ..................      5.5%      868,987        100.0%     $12,361,440       100.0%
-----------------------------------------------------------------------------------------------
 TOTAL .................    100.0%      868,987        100.0%     $12,361,440       100.0%
-----------------------------------------------------------------------------------------------


THE MARKET(2). The Glenbrook Square Property is located in Allen County within
Fort Wayne, state of Indiana, which is part of the greater Fort Wayne metropolitan statistical area (MSA). The MSA encompasses a six-county region, including the Indiana counties of Adams, Allen, DeKalb, Huntington, Wells, and
Whitley. Allen County comprises the central portion of the MSA, containing the majority of residents and the city of Fort Wayne, Indiana's second largest city and county seat. The population in the Fort Wayne PMSA changed from 502,141 to
514,681, resulting in a growth of 2.5% between 2000 and 2004. Major economic drivers and employment sectors in the area are services, retail trade, finance, construction and manufacturing. Major employers in the city of Fort Wayne include General Motors Truck Group (auto), Parkview Health System (healthcare),
Lutheran Health Network (healthcare), Verizon Communications, Inc.,
(telecommunications), Lincoln National Corporation (insurance), Shambaugh &
Sons, Inc. (construction/engineering), Sirva-North American Van Lines
(distribution/logistics), ITT Industries, Inc. (technology), Uniroyal Goodrich
Tire Manufacturing (auto) and General Electric Industrial Systems (industrial).

The appraiser estimated that the primary trade area for the Glenbrook Square
Property spans approximately 40 miles. Within the 40-mile radius, there is an estimated total population of 758,711 as of 2004. The average household income of the 40-mile trade area is estimated at $55,919.

Based upon the appraiser's survey of competitive properties in the property's market, an overall weighted average vacancy rate of approximately 3.5% is estimated for the region. For in-line shop space, the weighted average vacancy rate is currently about 5.5%. Excluding the secondary competitors from the chart, an overall average vacancy level of 1.6% is indicated, with mall shops at about 4.7%.

---------------------
(1)   Information obtained from the Glenbrook Square Borrower's rent roll.
(2)   Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       18

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to Glenbrook Square Loan:

Tax Reserves Upon the occurrence of and during the continuance of a lockbox event, monthly escrows equal to one-twelfth of the annual taxes will be required.

Insurance Reserves Upon the occurrence of and during the continuance of a lockbox event, monthly escrows equal to one-twelfth of the insurance premiums will be required. Nothwithstanding the foregoing, insurance reserves are not required as long as GGP maintains a blanket policy.

Rollover Reserve Upon the occurrence of and during the continuance of a lockbox event, monthly escrows equal to $35,821.67 will be required, subject to a maximum of $429,860 at any given time.

Replacement Reserve Upon the occurrence of and during the continuance of a lockbox event, monthly escrows equal to $18,192.33 will be required, subject to a maximum of $218,308 at any given time.

PROPERTY MANAGEMENT. The Glenbrook Square Borrower self-manages the Glenbrook
Square Property.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       19

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

HIGHWOODS PORTFOLIO
-------------------

[HIGHWOODS PORTFOLIO PHOTO OMITTED]

[HIGHWOODS PORTFOLIO PHOTO OMITTED]

----------------------------------------------------------
                  PROPERTY INFORMATION
----------------------------------------------------------
 Number of Mortgaged Real Properties                    33
 Location (City/State)                             Various
 Property Type                                      Office
 Size (Square Feet)                              2,008,886
 Percentage Occupancy as of Various Occupancy Dates  79.9%
 Year Built                                        Various
 Year Renovated                                    Various
 Appraisal Value                              $203,030,000
 # of Tenants                                          219
 Average Rent Per Square Foot                       $15.60
 Underwritten Occupancy                              79.9%
 Underwritten Revenues                         $25,944,840
 Underwritten Total Expenses                    $9,907,785
 Underwritten Net Cash Flow (NOI)              $16,037,056
 Underwritten Net Cash Flow (NCF)              $15,398,916

----------------------------------------------------------

---------------------------------------------------------------
                  MORTGAGE LOAN INFORMATION
---------------------------------------------------------------
 Mortgage Loan Seller                                      IXIS
 Loan Group                                                   1
 Origination Date                                 July 22, 2005
 Cut-off Date Principal Balance                    $160,000,000
 Cut-off Date Loan Balance Per SF/Unit                      $80
 Percentage of Initial Mortgage Pool Balance               7.7%
 Number of Mortgage Loans                                     1
 Type of Security (fee/leasehold)                 Fee/Leasehold
 Mortgage Rate                                          4.9590%
 Amortization Type                                Interest Only
 IO Period (Months)                                          60
 Original Term to Maturity/ARD (Months)                      60
 Original Amortization Term (Months)                          0
 Lockbox                                                   Hard
 Cut-off Date LTV Ratio                                   78.8%
 LTV Ratio at Maturity or ARD                             78.8%
 Underwritten DSCR on NOI                                 1.99x
 Underwritten DSCR on NCF                                 1.91x
---------------------------------------------------------------

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       20

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       21

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Highwoods Portfolio Loan") as evidenced by the promissory note (the "Highwoods Note") is secured by a first priority trust, encumbering certain fee and leasehold interests in thirty-three office buildings containing 2,008,886 square feet of space located in Tampa, Florida and Charlotte, North Carolina (the "Highwoods Portfolio Properties").

The Highwoods Portfolio Loan was originated by IXIS Real Estate Capital Inc.
("IXIS") on July 22, 2005. The Highwoods Portfolio Loan represents approximately 7.7% of the initial mortgage pool balance and approximately 8.2%
of the initial loan group 1 balance, and has a principal balance as of the cut-off date of $160,000,000. The Highwoods Portfolio Loan has a remaining term of 60 months and a scheduled maturity date of August 5, 2010. The Highwoods
Portfolio Loan may be prepaid on or after April 5, 2010, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWERS. The borrowers are NC Owner LLC, a Delaware limited liability company and FLA Owner LLC, a Delaware limited liability company (each individually and collectively, the "Highwoods Portfolio Borrower") that own no material assets other than the Highwoods Property and related interests. Each
Highwoods Portfolio Borrower is a single purpose entity, with two independent non-member managers. Each Highwoods Portfolio Borrower is controlled by Capital
Partners, Inc ("Capital Partners") and their equity partners, GEB--AM, a wholly owned subsidiary of GE Capital Real Estate, Public Sector Pension Investment
Board and Lehman Brothers Real Estate Partners. The sponsor of the loan,
Capital Partners, is an Orlando-based real estate investment and management company formed in 1999. Capital Partners' three principals, Jim Heistand, Bill
Evans and Troy Cox are all formerly of Highwoods and have a combined 60 years of experience in the Florida real estate market. Capital Partners focuses on building value in under-priced, under-utilized and/or under-managed commercial properties. It owns, manages and leases over 2.4 million square feet of office space in the Jacksonville market.

LOCKBOX. The Highwoods Portfolio Loan requires a hard lockbox with in-place cash management. At origination, the Highwoods Portfolio Borrower was required to (i) deposit or cause to be deposited all rents and other income from the
Highwoods Portfolio Property and (ii) direct tenants to send their rental payments to a lockbox account maintained by Bank of America, N. A. Bank of
America, N. A. is required to sweep (on a daily basis) all funds on deposit in the lockbox account to a cash management account maintained by LaSalle Bank
National Association. The lockbox account, the cash management account and all subaccounts thereof are subject to the sole dominion, control and discretion of the lender.

THE PROPERTIES. The portfolio consists of thirty-three office buildings located in two distinct markets. Thirteen buildings, comprising 722,897 square feet are located in Tampa, FL and twenty buildings comprising 1,285,989 square feet are located in Charlotte, NC. The buildings are class A/B+ buildings between 15,000 square feet to 133,259 square feet in size. They were all built between 1971 and 1999 and have been well maintained through ongoing capital improvement programs. The business parks are surrounded by growth residential areas, retail and education centers.

The following table presents certain information relating to the major tenants at the Highwoods Portfolio Properties:



--------------------------------------------------------------------------------------
                                        TENANT
--------------------------------------------------------------------------------------
                                                                          PARENT
 PROPERTY                                    TENANT NAME                 COMPANY
------------------------------- --------------------------------- --------------------

 St. Paul Building              St. Paul Companies/USF&G           St. Paul Travelers
 Sabal Business Center Seven    Amerisourcebergen Corporation
 Atrium                         Corinthian Colleges, Inc.
 Sabal Business Center Four     Corinthian Colleges, Inc.
 4601 Park Square               General Electric Company (Dark)
 Sabal Park Plaza               Nova Southeastern University
 Parkway Plaza Building Eight   Greenpoint Financial Corp.
 Parkway Plaza Building 14      Ikon Office Solutions, Inc.
 Sabal Business Center Five     Lebhar Friedman, Inc.
 Sabal Lake Building            Time/Warner Retail Sales & Mar      Time Warner, Inc.
 Oak Hill Business Park Twin    Kraft General Foods, Inc.           Kraft Foods, Inc.
 Oak Hill Business Park Twin    Sunbelt Rentals, Inc.

                                      CREDIT                              BASE RENT
                                     RATINGS        SQUARE               PER SQUARE      LEASE
 PROPERTY                        (FITCH/MOODY'S)     FEET     % OF GLA      FOOT      EXPIRATION
------------------------------- ----------------- --------- ----------- ------------ -----------

 St. Paul Building                    A-/A3        80,559         4.0%     $ 15.30    4/30/2008
 Sabal Business Center Seven         BBB-/Ba2      71,054         3.5%     $ 16.44    6/30/2008
 Atrium                               NR/NR        53,990         2.7%     $ 18.54   10/31/2008
 Sabal Business Center Four           NR/NR        49,368         2.5%     $ 12.56    5/31/2011
 4601 Park Square                     NR/Aaa       41,790         2.1%     $ 16.00    6/30/2009
 Sabal Park Plaza                     NR/NR        41,179         2.0%     $ 17.50    1/31/2010
 Parkway Plaza Building Eight         NR/A2        40,615         2.0%     $ 14.50   12/31/2006
 Parkway Plaza Building 14            NR/Ba2       40,279         2.0%     $ 16.29   11/30/2006
 Sabal Business Center Five           NR/NR        39,945         2.0%     $ 17.31    4/30/2006
 Sabal Lake Building                BBB+/Baa1      34,151         1.7%     $ 18.62    7/31/2010
 Oak Hill Business Park Twin         BBB+/A3       30,077         1.5%     $ 15.80    2/28/2010
 Oak Hill Business Park Twin          NR/Ba3       29,039         1.4%     $ 10.23    8/31/2006


This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       22

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the Highwoods Portfolio Properties:



----------------------------------------------------------------------------------------
                                                             YEAR BUILT/
                 PROPERTY NAME                  LOCATION      RENOVATED     SQUARE FEET

 4601 Park Square ........................ Charlotte, NC     1971/2000        119,086
 Mallard Creek V ......................... Charlotte, NC       1999           117,456
 OakHill Business Park Twin Oak .......... Charlotte, NC       1985            96,933
 OakHill Business Park Water ............. Charlotte, NC       1985            95,367
 Parkway Plaza Building Fourteen ......... Charlotte, NC       1998            91,000
 Parkway Plaza Building Three ............ Charlotte, NC     1985/1999         82,421
 OakHill Business Park Live Oak .......... Charlotte, NC       1989            81,428
 OakHill Business Park Scarlet ........... Charlotte, NC       1981            77,179
 Mallard Creek I ......................... Charlotte, NC     1986/2003         67,352
 Mallard Creek III ....................... Charlotte, NC       1989            60,895
 Pinebrook ............................... Charlotte, NC       1985            60,871
 Parkway Plaza Building One .............. Charlotte, NC     1982/1997         57,917
 OakHill Business Park English ........... Charlotte, NC       1984            54,865
 Parkway Plaza Building Six .............. Charlotte, NC       1996            40,708
 Parkway Plaza Building Eight ............ Charlotte, NC     1986/1998         40,615
 OakHill Business Park Willow ............ Charlotte, NC       1982            36,824
 OakHill Business Park Laurel ............ Charlotte, NC       1983            34,536
 Parkway Plaza Building Eleven(1) ........ Charlotte, NC       1999            32,525
 Parkway Plaza Building Twelve(1) ........ Charlotte, NC       1998            23,011
 Mallard Creek IV ........................ Charlotte, NC       1993            15,000
 Atrium .................................. Tampa, FL           1989           133,259
 St. Paul Building ....................... Tampa, FL           1988            80,559
 Sabal Business Center Seven ............. Tampa, FL           1990            71,054
 Sabal Business Center Five .............. Tampa, FL           1988            60,578
 Registry Two ............................ Tampa, FL           1987            58,781
 Registry One ............................ Tampa, FL           1985            58,319
 Sabal Business Center Four .............. Tampa, FL           1984            49,368
 Sabal Lake Building ..................... Tampa, FL           1986            44,533
 Sabal Park Plaza ........................ Tampa, FL           1987            44,071
 Sabal Business Center One ............... Tampa, FL           1982            41,382
 Sabal Business Center Two ............... Tampa, FL           1984            33,125
 Registry Square ......................... Tampa, FL           1988            26,568
 Sabal Business Center Three ............. Tampa, FL           1984            21,300
----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                 % OF        AVG.                    APPRAISED
                 PROPERTY NAME              SQUARE FEET      RENT      OCCUPANCY       VALUE

 4601 Park Square ........................      5.9%     $ 16.38         80.1%     $10,780,000
 Mallard Creek V .........................      5.8%     $ 18.56         67.0%     $14,980,000
 OakHill Business Park Twin Oak ..........      4.8%     $ 12.80         95.6%     $ 9,200,000
 OakHill Business Park Water .............      4.7%     $ 16.53         68.4%     $ 9,270,000
 Parkway Plaza Building Fourteen .........      4.5%     $ 15.56         93.2%     $ 8,160,000
 Parkway Plaza Building Three ............      4.1%     $ 13.12         68.7%     $ 6,920,000
 OakHill Business Park Live Oak ..........      4.-%     $ 16.99         88.4%     $ 8,750,000
 OakHill Business Park Scarlet ...........      3.8%     $  7.32         72.1%     $ 5,720,000
 Mallard Creek I .........................      3.4%     $ 15.63         78.5%     $ 7,420,000
 Mallard Creek III .......................      3.0%     $ 14.87         36.5%     $ 6,180,000
 Pinebrook ...............................      3.0%     $ 16.83         61.7%     $ 5,810,000
 Parkway Plaza Building One ..............      2.9%     $ 16.07         75.3%     $ 5,490,000
 OakHill Business Park English ...........      2.7%     $ 10.20         35.0%     $ 3,790,000
 Parkway Plaza Building Six ..............      2.0%     $ 16.82         71.6%     $ 3,510,000
 Parkway Plaza Building Eight ............      2.0%     $ 14.50        100.0%     $ 2,600,000
 OakHill Business Park Willow ............      1.8%     $ 17.28         81.6%     $ 3,870,000
 OakHill Business Park Laurel ............      1.7%     $ 15.75         51.0%     $ 3,130,000
 Parkway Plaza Building Eleven(1) ........      1.6%                     35.0%
 Parkway Plaza Building Twelve(1) ........      1.1%                     26.3%
 Mallard Creek IV ........................      0.7%     $ 15.96        100.0%     $ 1,750,000
 Atrium ..................................      6.6%     $ 19.12         94.1%     $16,750,000
 St. Paul Building .......................      4.0%     $ 15.30        100.0%     $10,750,000
 Sabal Business Center Seven .............      3.5%     $ 16.44        100.0%     $ 8,000,000
 Sabal Business Center Five ..............      3.0%     $ 18.06        100.0%     $ 7,900,000
 Registry Two ............................      2.9%     $ 18.28         83.7%     $ 6,550,000
 Registry One ............................      2.9%     $ 18.84         89.6%     $ 6,800,000
 Sabal Business Center Four ..............      2.5%     $ 12.56        100.0%     $ 5,900,000
 Sabal Lake Building .....................      2.2%     $ 18.48        100.0%     $ 4,800,000
 Sabal Park Plaza ........................      2.2%     $ 17.29        100.0%     $ 5,750,000
 Sabal Business Center One ...............      2.1%     $ 10.55         79.9%     $ 4,200,000
 Sabal Business Center Two ...............      1.6%     $ 10.30         85.4%     $ 3,400,000
 Registry Square .........................      1.3%     $ 15.73         72.1%     $ 2,450,000
 Sabal Business Center Three .............      1.1%     $ 15.45        100.0%     $ 2,450,000
------------------------------------------------------------------------------------------------


---------------------
(1)   Properties have $0 allocated loan balances and the cashflow, rent and values have been excluded from the table.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       23

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Highwoods Properties:



--------------------------------------------------------------------------------
                       LEASE ROLLOVER SCHEDULE(1),(2)
                       ------------------------------

                            NUMBER      SQUARE     % OF
                          OF LEASES      FEET      GLA        BASE RENT
            YEAR           EXPIRING    EXPIRING   EXPIRING     EXPIRING

 Vacant ................    NAP       403,577     20.1%          NAP
 Month-to-Month ........     0           0         0.0%      $         0
 2005 ..................     17        99,269      4.9%      $ 1,135,664
 2006 ..................     42       292,492     14.6%      $ 4,491,808
 2007 ..................     38       156,239      7.8%      $ 2,561,333
 2008 ..................     40       376,687     18.8%      $ 6,089,628
 2009 ..................     35       275,829     13.7%      $ 4,448,289
 2010 ..................     26       296,059     14.7%      $ 5,087,233
 2011 ..................     3         61,486      3.1%      $   778,135
 2012 ..................     4         23,852      1.2%      $   442,961
 2013 ..................     0           0         0.0%      $         0
 2014 ..................     0           0         0.0%      $         0
 2015 ..................     0           0         0.0%      $         0
 Thereafter ............     14        23,396      1.2%      $         0
--------------------------------------------------------------------------------
 TOTAL .................    219      2,008,886   100.0%      $25,035,052
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                              % OF     CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                          BASE RENT   SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
            YEAR           EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING

 Vacant ................    NAP        403,577      20.1%            NAP            NAP
 Month-to-Month ........   0.0%        403,577      20.1%         $         0       0.0%
 2005 ..................   4.5%        502,846      25.0%         $ 1,135,664       4.5%
 2006 ..................  17.9%        795,338      39.6%         $ 5,627,472      22.5%
 2007 ..................  10.2%        951,577      47.4%         $ 8,188,805      32.7%
 2008 ..................  24.3%       1,328,264     66.1%         $14,278,433      57.0%
 2009 ..................  17.8%       1,604,093     79.8%         $18,726,723      74.8%
 2010 ..................  20.3%       1,900,152     94.6%         $23,813,956      95.1%
 2011 ..................   3.1%       1,961,638     97.6%         $24,592,091      98.2%
 2012 ..................   1.8%       1,985,490     98.8%         $25,035,052     100.0%
 2013 ..................   0.0%       1,985,490     98.8%         $25,035,052     100.0%
 2014 ..................   0.0%       1,985,490     98.8%         $25,035,052     100.0%
 2015 ..................   0.0%       1,985,490     98.8%         $25,035,052     100.0%
 Thereafter ............   0.0%       2,008,886    100.0%         $25,035,052     100.0%
---------------------------------------------------------------------------------------------
 TOTAL ................. 100.0%       2,008,886    100.0%         $25,035,052     100.0%
---------------------------------------------------------------------------------------------


THE MARKET(3). The Highwoods Portfolio Properties are located in two distinct markets: Tampa, Florida and Charlotte, North Carolina.

The Tampa metropolitan statistical area (MSA) is comprised of approximately 2.5 million people and population growth has registered 1.4% per year between 1990 and 2005. The Tampa Bay metropolitan area has an average employment growth rate of 12.1% over the past 5 year period, with office inventory growth of 7.7% over the same period. The resulting difference is a positive 4.4%, which is higher than the 10 largest markets in the United States. The Tampa properties are located in the I-75 Corridor submarket, a major East Hillsborough suburban office market which extends from Pasco County to the north through the city of
Brandon to the east, to the town of Rushkin to the south and west to the Tampa
CBD.

All of the Tampa properties are located within Sabal Park, a 1000+ acre mixed-used development located on Interstate 75, approximately, 6.5 miles east of downtown Tampa. Currently, Sabal Park has over four million square feet of existing space, with two million square feet of office space and a mix of office/service center, hotel, warehouse, and light industrial comprises the remaining space. The Sabal Park area is located between the employment center and port area of the city of Tampa to the west and the county's leading residential growth area of Brandon to the east and south.

The Charlotte MSA is comprised of 1.5 million people and the city of Charlotte is ranked as the 26th largest in the Unites States with over 614,330 residents.
The population of the Charlotte metropolitan region expanded by 74% over the past 20 years and by 25.5% throughout the 1990's. Approximately 56% of the U.S.
population is within a 650-mile radius of Charlotte, an area accessible by
24-hour truck delivery or two-hour flight. Charlotte serves as the corporate headquarters for two of the nation's largest banks, and ranks second only to
New York City as the country's leading financial center with $1.11 trillion in banking assets.

The Charlotte buildings are located in three distinct sub-markets: I-77
Corridor, Park Road and Northeast/University. The I-77 Corridor submarket contains 15 buildings with 906,200 square feet, the Park Road submarket contains one building with 119,086 square feet and the University submarket contains four buildings with 260,703 square feet. This totals 1,285,989 square feet across the Charlotte portion of the portfolio.

The I-77 Corridor is the largest suburban office submarket in Charlotte and is second only in size to downtown when comparing all submarkets in the city. The market has over 5.95 million square feet of multi-tenant office space representing 18.5% of the overall Charlotte office market. The area has

---------------------
(1)   Information obtained from borrowers rent roll.
(2)   The calculation of base rent expiring, % of base rent expiring, cumulative base rent expiring and cumulative % of base rent expiring excludes base rent from Parkway Plaza Building 11 and Parkway Plaza Building Twelve.
(3)   Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       24

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

a well-diversified economy and extensive tenant base. Major relocations to the area include Microsoft's East Coast Operations Centers (350,000 square feet),
Time Warner Cable (100,000 square feet) and Equifirst (200,000 square feet).
The submarket also includes Fortune 500 companies like USA Today, Kraft Foods,
Hormel Foods, Blue Cross, and Martin Marietta. The submarket has historically attracted tenants needing convenient access to Charlotte Douglas International
Airport.

The Park Road submarket is the 9th largest submarket in Charlotte with 737,000 square feet. The submarket is adjacent to the SouthPark submarket. In the 4th quarter 2004 the vacancy rate was 13.0% and average rents of $16.84/square foot. 119,086 square feet of office space within the Highwoods portfolio is located within the Park Road submarket, which is 5.9% of the total portfolio space.

The Northeast/University submarket of Charlotte is the fastest growing corridor of the city, anchored by the University of North Carolina at Charlotte. The
submarket and the business park (Mallard Creek) offer an excellent location between both I-85 and I-77 which in fact enables it to lure tenants from the
Northern submarket broadening its potential tenant base. The park caters well to smaller users seeking a professional office environment yet typically needing space below 10,000 square feet in size. This offers convenient space for the numerous supporting businesses of the large corporate users in the area.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Highwoods Portfolio Property:

        ----------------------------------------------------------
                            ESCROWS / RESERVES
                            ------------------

          TYPE:                             INITIAL      MONTHLY
          Taxes ........................  $1,147,439    $229,488
          Insurance ....................  $  121,400    $      0
          Immediate Repairs ............  $1,641,515    $      0
          Capital Expenditures .........  $4,758,485    $ 33,481
          Rollover Reserve .............  $9,112,000    $137,500
        ----------------------------------------------------------

Capital Expenditures Monthly Reserves: Commencing on the payment date occuring in July, 2008. The monthly reserve is equal to 1/12th the product of $0.20 and the aggregate rentable square feet.

Rollover Reserve: Commencing on the later to occur of the July 2008 payment date or when subaccount is less than $1,650,000.

Ground Rent Reserve: On or prior to each monthly payment date, the Highwoods
Portfolio Loan Borrower will fund into the ground reserve the aggregate rent, additional rent, and other sums payable under the ground lease.

ADDITIONAL DEBT.  In addition to the first mortgage collateral, the $40MM loan is secured by a guaranty of an affiliate of borrower which guaranty is secured by an upper tier pledge of 100% of the indirect equity interests in borrower as well as 100% of the cash flow distributions (after debt service) received from the properties securing the subject transaction.

RELEASE PROVISIONS. At any time after two (2) years from the closing date certain parcels may be (a) sold provided after giving effect to such release the Underwritten Debt Service Coverage Ratio shall not be less than 1.45:1 and the release price shall be 120% of the allocated loan amount for such property or (b) recapitalized provided the release price shall be the greater of (i)
120% of the allocated loan amount and (ii) the appraised fair market value for such property and provided further that the Highwoods Portfolio Borrower shall make a partial defeasance of principal in an amount equal to the release price for such property.

SUBSTITUTION PROVISIONS. Prior to the occurrence of the related maturity date and provided that no event of default shall have occurred and be continuing, a
Highwoods Borrower may obtain a release of the lien of the mortgage encumbering an individual property (a "Substituted Property") by substituting therefor another office property of like kind and quality acquired by such Highwoods
Borrower (individually, a "Substitute Property" and collectively, the
"Substitute Properties"), provided that the following conditions precedent among others are satisfied: (i) the fair market value of the Substitute
Property is not less than the fair market value of the Substituted Property as of the date immediately preceding the substitution; (ii) after giving effect to the substitution, the underwritten debt service coverage ratio for the
Highwoods Properties (excluding the Substituted Property and including the
Substituted Property) is not less than the underwritten debt service coverage ratio for the Highwoods Properties as of the date hereof and as of the date immediately preceding the substitution; and (iii) no event of default shall have occurred and be continuing.

SEVERANCE PROVISIONS. After September 5, 2006, the lender under the Highwoods
Portfolio Loan is not permitted to unreasonably withhold its consent to not more than one (1) sale on a Payment Date of such portion of the Highwoods
Properties as shall be designated by the Highwoods Borrower (the

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       25

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

"Severed Properties") to a buyer, and the Highwoods Borrower may obtain a release of the Severed Properties from the lien of the mortgage to permit the sale of the Severed Properties to such buyer and an assumption by such Buyer of a portion of the Highwoods Loan (the "Severed Loan"), upon satisfaction of certain conditions, including, without limitation, that: (i) the sale of the
Severed Properties is pursuant to an armslength agreement with an independent party (only in connection with a transaction that is not a recapitalization);
(ii) no default or event of default shall have occurred and be continuing;
(iii) the lender will have the right to approve or disapprove the proposed buyer in its reasonable discretion; (iv) after giving effect to the severance transaction, the underwritten debt service coverage ratio of each of the
Severed Loan and the Highwoods Portfolio Loan, as modified, shall be either (a)
not less than 1.60:1 or (b) not less than both the underwritten debt service coverage ratio on the date hereof and immediately prior to the severance transaction; (v) the gross purchase price for the Severed Properties shall be not less than the product of (a) the sum of the allocated loan amounts of all such Severed Properties and (b) 1.25; and(vi) after giving effect to the severance transaction, the outstanding principal balance of (a) the Highwoods
Portfolio Loan, as modified, and (b) the Severed Loan, shall not be less than
30% of the outstanding principal balance of the Highwoods Loan immediately prior to the severance transaction.

PROPERTY MANAGEMENT. The Highwoods Portfolio Property is managed by Capital
Partners pursuant to a property management agreement. The property manager is entitled to a management fee generally equal to 3% of the gross rental receipts for the Highwoods Portfolio Property, plus certain incentive fees. The property manager's rights pursuant to the property management agreement have been subordinated to all liens and security interests created or to be created for the benefit of the lender in connection with the Highwoods Portfolio Loan.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       26

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

FINANCIAL SQUARE
----------------

[FINANCIAL SQUARE PHOTO OMITTED]

[FINANCIAL SQUARE PHOTO OMITTED]

--------------------------------------------------------------
                    PROPERTY INFORMATION
--------------------------------------------------------------
 Number of Mortgaged Real Properties                       1
 Location (City/State)                          New York, NY
 Property Type                                        Office
 Size (Square Feet)                                1,030,531
 Percentage Occupancy as of June 6, 2005               86.0%
 Year Built                                             1987
 Year Renovated                                          NAP
 Appraisal Value                                $253,000,000
 # of Tenants                                             15
 Average Rent Per Square Foot                         $26.03
 Underwritten Occupancy                                86.0%
 Underwritten Revenues                           $40,776,176
 Underwritten Total Expenses                     $20,629,351
 Underwritten Net Cash Flow (NOI)                $20,146,825
 Underwritten Net Cash Flow (NCF)                $18,033,965

--------------------------------------------------------------

--------------------------------------------------------------
                    MORTGAGE LOAN INFORMATION
--------------------------------------------------------------
 Mortgage Loan Seller                                   MLML
 Loan Group                                                1
 Origination Date                               June 7, 2005
 Cut-off Date Principal Balance                 $130,000,000
 Cut-off Date Loan Balance Per SF/Unit                  $126
 Percentage of Initial Mortgage Pool Balance            6.3%
 Number of Mortgage Loans                                  1
 Type of Security (fee/leasehold)                        Fee
 Mortgage Rate                                       4.8060%
 Amortization Type                             Interest Only
 IO Period (Months)                                       84
 Original Term to Maturity/ARD (Months)                   84
 Original Amortization Term (Months)                       0
 Lockbox                                                Hard
 Cut-off Date LTV Ratio                                51.4%
 LTV Ratio at Maturity or ARD                          51.4%
 Underwritten DSCR on NOI                              3.18x
 Underwritten DSCR on NCF                              2.85x
 Shadow Rating (DBRS/Fitch/Moody's)             A/A+/Baa1(1)
--------------------------------------------------------------

(1)  It has been confirmed by DBRS, Fitch and Moody's, in accordance with their respective methodologies that the Financial Square mortgage loan has credit characteristics consistent with a A, A+ and Baa1 rated investment grade obligation, respectively.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       27

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       28

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Financial Square Loan") is evidenced by a single promissory note secured by a first mortgage encumbering an office building (the "Financial Square Property") located in New York, New York. The
Financial Square Loan represents approximately 6.3% of the initial mortgage pool balance and approximately 6.6% of the initial loan group 1 balance.

The Financial Square Loan was originated on June 7, 2005, and has a principal balance as of the cut-off date of $130,000,000. The Financial Square Loan has a remaining term of 83 months and a scheduled maturity date of July 1, 2012. The
Financial Square Loan may be prepaid on or after January 1, 2012, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrowing entity, FSQR, L.P. ("The Financial Square
Borrower"), is a newly formed single purpose limited partnership owned and controlled directly or indirectly by Paramount Group Real Estate Fund II, L.P., which is controlled by Paramount Group, Inc. Paramount Group, Inc. is a
privately owned real estate, acquisition, redevelopment and management firm based in New York City. It owns and manages office buildings in Manhattan totaling 8.3 million square feet. Paramount Group, Inc. was founded in 1968 in
Chicago and relocated to New York in 1976. The company is part of a multi-billion dollar international group of companies, founded by Werner Otto, comprising real estate, mail order and retail marketing and including such names as Otto Versand, ECE Projektmanagement and Park Property Management.
Paramount Group, Inc. provides a full range of asset management and property management services including on-site property management, leasing and marketing, financing, construction management, long-term asset management, and financial reporting.

LOCKBOX. The Financial Square loan requires a "Hard Lockbox with Springing Cash
Management". At origination, the Financial Square Borrower was required to establish a lockbox account, requiring the Financial Square Borrower to direct the tenants to pay their rents directly to the lockbox account. Each business day, all funds in the lockbox account are transferred to a cash management account. Upon the occurrence of and during continuance of a "trigger event,"
funds in the cash management account are applied to (a) if the trigger event is an event of default, to fund a tax and insurance reserve account, (b) pay monthly debt service, (c) fund a rollover reserve account as required under the loan documents, (d) fund a replacement reserve account as required under the loan documents, and lastly, (e) unless the trigger event is an event of default under the mortgage loan, pay any excess amount to the Financial Square
Borrower. A "trigger event" shall occur upon (i) an event of default under the loan documents or (ii) DSCR dropping below 1.20x. If a trigger event is caused by a DSCR less than 1.20x, it will be deemed cured in the event a DSCR of 1.30x is achieved as determined by Lender from Borrower's quarterly financial reports. DSCR shall be defined as the ratio of NOI divided by actual annual debt service due on the Financial Square Loan. NOI shall be calculated on a trailing 12 month basis for the purposes of determining whether a "trigger event" has occurred but on an annualized trailing 3 month period for the purposes of determining whether a "trigger event" has been cured.

THE PROPERTY. The Financial Square Property consists of a fee simple interest in a 36-story multi-tenant class A office building with 1,030,531 square feet of net rentable area on a 42,176 square foot parcel of land. The Financial
Square Property is located at 32 Old Slip, New York, NY, and occupies the entire block bounded by Front Street, Gouverneur Lane, Old Slip and South
Street. The building was constructed in 1987. The Financial Square Property contains a private, 108-space, multi-level parking garage beneath the building exclusively for tenant use.

The following table presents certain information relating to the major tenants at the Financial Square Property:



--------------------------------------------------------------------------------
                                  TENANT(1)
                                  ---------

 TENANT NAME                        PARENT COMPANY         CREDIT RATINGS(2)
                                                            (FITCH/MOODY'S)

 Goldman, Sachs & Co. ..   The Goldman Sachs Group, Inc.        AA-/Aa3
 Goldman, Sachs & Co. ..   The Goldman Sachs Group, Inc.        AA-/Aa3
 Daiwa Securities ......   Daiwa Securities Group, Inc.        BBB+/Baa3
 T.D. Waterhouse(3).....       Toronto-Dominion Bank            NR/Aa3
 Frank Crystal & Co.(4).                N/A                      NR/NR
 The Bank of New York ..  Bank of New York Company, Inc.        AA-/Aa3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       BASE RENT       LEASE
 TENANT NAME               SQUARE FEET    % OF GLA  PER SQUARE FOOT  EXPIRATION

 Goldman, Sachs & Co. ...   162,838         15.8%      $ 33.40      10/15/2010
 Goldman, Sachs & Co. ...    75,600          7.3%      $ 28.61       8/14/2012
 Daiwa Securities .......   147,016         14.3%      $ 27.30       8/31/2010
 T.D. Waterhouse(3) .....   135,066         13.1%      $ 36.44       2/28/2021
 Frank Crystal & Co.(4)..    71,084          6.9%      $ 26.16       9/30/2019
 The Bank of New York ...    66,472          6.5%      $ 32.00       1/13/2009
--------------------------------------------------------------------------------


---------------------
(1)  Information obtained from the Financial Square Borrower's rent roll except credit ratings.
(2)  Credit ratings are of the parent company, whether or not the parent guarantees the lease.
(3)  Tenant will begin occupancy in July 2006.
(4)  Tenant has free rent until April 1, 2006.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       29

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Financial Square Property:



--------------------------------------------------------------------------------
                       LEASE ROLLOVER SCHEDULE(1),(2)
                       ------------------------------

                            NUMBER      SQUARE       % OF
                          OF LEASES      FEET        GLA       BASE RENT
            YEAR           EXPIRING    EXPIRING   EXPIRING     EXPIRING

 Vacant ................    NAP        144,746       14.0%       NAP
 Month-to-Month ........     2             300        0.0%   $     8,910
 2005 ..................     0               0        0.0%   $         0
 2006 ..................     1          21,600        2.1%   $ 1,036,800
 2007 ..................     2          17,819        1.7%   $   423,651
 2008 ..................     2          89,207        8.7%   $ 2,578,816
 2009 ..................     1          66,472        6.5%   $ 2,127,104
 2010 ..................     2         309,854       30.1%   $ 9,452,702
 2011 ..................     0               0        0.0%   $         0
 2012 ..................     2          90,796        8.8%   $ 2,497,012
 2013 ..................     0               0        0.0%   $         0
 2014 ..................     1          17,791        1.7%   $   569,312
 2015 ..................     0               0        0.0%   $         0
 Thereafter ............     3         271,946       26.4%   $ 4,359,805
------------------------     --      ---------      -----    -----------
 TOTAL .................     16      1,030,531      100.0%   $23,054,112
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                              % OF     CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                          BASE RENT   SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
            YEAR           EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING

 Vacant ................     NAP         144,746        14.0%         NAP             NAP
 Month-to-Month ........      0.0%       145,046        14.1%     $     8,910         0.0%
 2005 ..................      0.0%       145,046        14.1%     $     8,910         0.0%
 2006 ..................      4.5%       166,646        16.2%     $ 1,045,710         4.5%
 2007 ..................      1.8%       184.465        17.9%     $ 1,469,361         6.4%
 2008 ..................     11.2%       273,672        26.6%     $ 4,048,177        17.6%
 2009 ..................      9.2%       340,144        33.0%     $ 6,175,281        26.8%
 2010 ..................     41.0%       649,998        63.1%     $15,627,983        67.8%
 2011 ..................      0.0%       649,998        63.1%     $15,627,983        67.8%
 2012 ..................     10.8%       740,794        71.9%     $18,124,995        78.6%
 2013 ..................      0.0%       740,794        71.9%     $18,124,995        78.6%
 2014 ..................      2.5%       758,585        73.6%     $18,694,307        81.1%
 2015 ..................      0.0%       758,585        73.6%     $18,694,307        81.1%
 Thereafter ............     18.9%     1,030,531       100.0%     $23,054,112       100.0%
-----------------------------------------------------------------------------------------------
 TOTAL .................    100.0%     1,030,531       100.0%     $23,054,112       100.0%
-----------------------------------------------------------------------------------------------


THE MARKET(3). The Financial Square Property is located in the downtown financial east office submarket, which has an estimated Class A inventory of
23,615,392 square feet. The direct weighted average rent for similar properties is $37.17 per square foot. The Financial East Submarket as of the first quarter of 2005, has a direct vacancy rate of 9.9%.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Financial Square Loan:

           --------------------------------------------------------
                               ESCROWS / RESERVES
                               ------------------
            TYPE:                             INITIAL     MONTHLY

            Replacement Reserve .........  $        0    $17,176
            Free Rent Reserve ...........  $3,325,000    $     0
            TI/LC Reserve ...............  $4,306,729    $     0
           --------------------------------------------------------

Taxes and Insurance: Springing on an event of default.

Replacement Reserve: A replacement reserve of $0.20 per-square-foot per annum
(up to a cap of $200,000) will be funded monthly into the Replacement Reserve
Account. Amounts on deposit in the Replacement Reserve Account will be available to the Financial Square Borrower for reimbursement of capital expenditures incurred.

Free Rent Reserve: At closing, the Financial Square Borrower deposited into a reserve account (the "Free Rent Reserve Account") an amount equal to $3,325,000 for the TD Waterhouse and Frank Crystal leases, which amount shall be reduced monthly on a straight line basis.

Rollover Reserves: No ongoing Rollover Reserve shall be required unless the
Financial Square Borrower fails to receive notice that Goldman Sachs and/or
Daiwa have renewed their leases on terms comparable to the existing leases by the earlier to occur of the notice date under the applicable lease or 18 months prior to the lease termination date (the "Rollover Reserve Start Date").
Commencing on the Rollover Reserve Start Date, if any, the Financial Square
Borrower shall be required to deposit on a monthly basis $180,000 up to a maximum of $3,240,000 if Goldman Sachs has not renewed and $163,000 up to a maximum of $2,934,000 if Daiwa has not renewed into a reserve account (the
"Rollover Reserve Account"). Amounts on deposit in the Rollover Reserve Account will be available to the Financial Square Borrower for reimbursement of actual costs of tenant improvements and leasing commissions related to the re-leasing of the Goldman Sachs and Daiwa space.

Landlord TI/LC Reserve: At closing the Financial Square Borrower escrowed
$4,306,729 for certain unfunded tenant improvements and leasing commissions.

---------------------
(1)    Information obtained from the Financial Square Borrower's rent roll.
(2)    TD Waterhouse will begin occupancy in July 2006.
(3)    Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       30

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

ADDITIONAL DEBT. Up to $10,000,000 in mezzanine financing may be permitted in the future, to be secured by partnership interests in the Financial Square
Borrower. Subordinate debt will be subject to a maximum loan-to-value of 60%
and a debt service coverage ratio of no less than 1.20x.

PROPERTY MANAGEMENT. The property manager for the Financial Square Property is the Paramount Group, Inc., which is an affiliate of the Financial Square
Borrower, L.P. Established in 1968, Paramount Group Inc.'s asset management skills include leasing, finance, and both acquisition and disposition. The company currently owns and manages ten office buildings in Manhattan, totaling
8.3 million square feet. Cushman and Wakefield has been retained for the leasing of the existing vacant space which totals approximately 145,000 square feet.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       31

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE WESTCHESTER
---------------

[THE WESTCHESTER PHOTO OMITTED]

[THE WESTCHESTER PHOTO OMITTED]

-------------------------------------------------------------
                     PROPERTY INFORMATION
-------------------------------------------------------------
 Number of Mortgaged Real Properties                       1
 Location (City/State)                      White Plains, NY
 Property Type                               Anchored Retail
 Size (Square Feet)                                  831,841
 Percentage Occupancy as of May 19, 2005               97.0%
 Year Built                                             1995
 Year Renovated                                          NAP
 Appraisal Value                                $700,000,000
 # of Tenants                                            140
 Average Rent Per Square Foot                         $32.46
 Underwritten Occupancy                             95.0%(1)
 Underwritten Revenues                           $54,731,010
 Underwritten Total Expenses                     $17,228,319
 Underwritten Net Cash Flow (NOI)                $37,502,691
 Underwritten Net Cash Flow (NCF)                $36,436,269

 -------------------------------------------------------------

---------------------------------------------------------------
                     MORTGAGE LOAN INFORMATION
---------------------------------------------------------------
 Mortgage Loan Seller                                   MLML
 Loan Group                                                1
 Origination Date                               June 1, 2005
 Cut-off Date Principal Balance                 $100,000,000
 Cut-off Date Loan Balance Per SF                       $120
 Percentage of Initial Mortgage Pool Balance            4.8%
 Number of Mortgage Loans                                  1
 Type of Security (fee/leasehold)              Fee/Leasehold
 Mortgage Rate                                       4.6901%
 Amortization Type                             Interest Only
 IO Period (Months)                                       60
 Original Term to Maturity/ARD (Months)                   60
 Original Amortization Term (Months)                       0
 Lockbox                                                Hard
 Cut-off Date LTV Ratio                         42.9%(2),(3)
 LTV Ratio at Maturity or ARD                   42.9%(2),(4)
 Underwritten DSCR on NOI                       2.63x(2),(5)
 Underwritten DSCR on NCF                       2.55x(2),(6)
 Shadow Rating (DBRS/Fitch/Moody's)         A(high)/A+/A3(7)
---------------------------------------------------------------

---------------------

(1) Represents in-line occupancy only. The anchors, Nordstrom and Neiman Marcus, were underwritten at 100% occupancy given their respective credit rating.
(2) Based on the aggregate principal balance of the Westchester mortgage loan and the ($200,000,000) Westchester pari passu non-trust loan evidencing the
    Westchester loan combination, but excluding the related $60 million, $50 million and $90 million subordinate non-trust loans.
(3) If the subordinate non-trust loans had been included in the calculation, the resulting Cut-off Date LTV Ratio would have been 71.4%.
(4) If the subordinate non-trust loans had been included in the calculation, the resulting LTV Ratio at maturity or ARD would have been 71.4%.
(5) If the subordinate non-trust loans had been included in the calculation, the resulting Underwritten DSCR on NOI would have been 1.52x.
(6) If the subordinate non-trust loans had been included in the calculation, the resulting Underwritten DSCR on NCF would have been 1.48x.
(7) It has been confirmed by DBRS, Fitch and Moody's in accordance with their respective methodologies that The Westchester mortgage loan has credit characteristics consistent with an A(high), A+ and A3 rated investment grade obligation, respectively.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       32

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       33

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan ("The Westchester Loan") is evidenced by one (1) of multiple promissory notes secured by a first mortgage encumbering a class A regional mall located in White Plains, New York (" The Westchester Property").
The Westchester Loan has a principal balance of $100,000,000 as of the cut-off date and represents approximately 4.8% of the initial mortgage pool balance and approximately 5.1% of the initial loan group 1 balance and is shadow-rated
A(high), A+ and A3, by DBRS, Fitch and Moody's respectively. The Westchester
Loan was originated on June 1, 2005, and has a remaining term of 58 months to its maturity date of June 1, 2010. The Westchester Loan provides for 58 months of interest only payments during its remaining loan term. The Westchester Loan may be prepaid on or after September 1, 2009 and permits defeasance with United
States government obligations beginning two years after the creation of the securitization trust.

One of the multiple promissory notes, which has a principal balance of
$200,000,000 as of the cut-off date, is pari passu in right of payment and in other respects to The Westchester Loan and has the same interest rate, maturity date and amortization term as The Westchester Loan and is held outside the trust. The other notes (which fall into three (3) tiers of priority -- a "B note" tier, a "C note" tier and a "D note" tier, which have principal balances of $60,000,000, $50,000,000 and $90,000,000, respectively, as of the cut-off date) are subordinate in right of payment and in other respects to The
Westchester Loan and The Westchester pari passu non-trust loan.

THE BORROWER. The borrower, Westchester Mall, LLC ("The Westchester Borrower"),
a Delaware limited liability company, is a single purpose entity and controlled indirectly by Simon Property Group, L.P. (NYSE: "SPG") (rated "BBB" by Fitch and "Baa2" by Moody's), which has an indirect 40% ownership interest in The
Westchester Borrower. Institutional Mall Investors, LLC ("IMI") also has an indirect 40% ownership interest in The Westchester Borrower. California Public
Employees' Retirement System ("CalPERS") has approximately 99% ownership interest in IMI.

SPG is an Indianapolis-based real estate investment trust primarily engaged in the ownership, operation, leasing, management, acquisition, expansion and development of primarily regional malls and community shopping centers. SPG is the largest publicly traded retail real estate company in North America with a total equity market capitalization of approximately $14 billion as of April 23,
2005. As of December 31, 2004, SPG owned or held an interest in 296 income-producing properties in the United States, which consisted of 171 regional malls, 71 community shopping centers, 31 premium outlet centers and 23 other properties in 40 states and Puerto Rico. In addition, SPG also own interests in twelve parcels of land held in the United States for future development and have ownership interests in 51 European shopping centers
(located in France, Italy, Poland and Portugal); five premium outlet centers in
Japan; one premium outlet center in Mexico; and one shopping center in Canada.
For the year ended December 31, 2004, SPG had total revenues of $2.7 billion and net income of $449.9 million.

CalPERS provides retirement and health benefits to more than 1.4 million public employees, retirees, and their families and more than 2,500 employers. With
$184.6 billion in assets under management, CalPERS is one of the world's largest financial services organizations. As of February 28, 2005, CalPERS'
total real estate investments have an estimated value of $11.4 billion.

LOCKBOX. The Westchester Loan requires a "Hard Lockbox with Springing Cash
Management". The Westchester Borrower is required to instruct all tenants to make their monthly rental payments directly into a bank account acceptable to and for the benefit of the lender (the "Lockbox Account"). The lender will receive a first priority pledge of the Lockbox Account as additional security for The Westchester Loan. All sums deposited in the Lockbox Account is transferred to the Westchester Borrower on each business day. Cash management is triggered upon the occurrence of either of the following events (each a
"Cash Management Trigger Event") (i) an event of default under the loan documents or (ii) net operating income for the trailing four calendar quarters as of the end of any two consecutive calendar quarters have decreased to less than $27,101,250.00 (an "NOI Trigger Event"). Following a Cash Management
Trigger Event, all amounts on deposit in the Lockbox Account will be transferred on a weekly basis to a lender-controlled account (the "Cash
Management Account") and will be disbursed by the lender in accordance with the payment priorities set forth in the related mortgage loan documents. A Cash
Management Trigger Event due to an NOI Trigger Event will be terminated: (i) if the net operating income from The Westchester Property certified by The
Westchester Borrower in its quarterly financial statements is such that the net operating income for the trailing four calendar quarters as of the end of any two consecutive calendar quarters have increased to an amount equal to or greater than $27,101,250.00, or (ii) if The Westchester Loan is paid in full or defeased in accordance with the loan documents.

THE PROPERTY. Constructed in 1995, The Westchester Property is a three-story upscale regional mall with approximately 831,000 square feet of net rentable space located in White Plains, Westchester County, New York. The Westchester
Property is anchored by Nordstrom and Neiman Marcus. Major tenants include
Crate & Barrel, Brooks Brothers, Restoration Hardware, Fye, Victoria's Secret,
Pottery Barn, Banana Republic, Abercrombie & Fitch and Anthropologie.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       34

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at The Westchester Property.



---------------------------------------------------------------------------------------------------------------------------------
                                                       TENANT INFORMATION(1)
                                                       ---------------------

                                                             CREDIT RATINGS      SQUARE    % OF        BASE RENT        LEASE
          TENANT NAME                  PARENT COMPANY      (FITCH/MOODY'S)(2)     FEET      GLA     PER SQUARE FOOT   EXPIRATION

 Nordstrom(3) .............         Nordstrom, Inc.               A-/Baa1      206,197     24.8%         NAP           3/31/ 2035
 Neiman Marcus ............  The Neiman Marcus Group, Inc.        NR/Baa2      143,196     17.2%        $  6.54         1/21/2017
 Crate & Barrel ...........     Euromarket Designs Inc.            NR/NR        32,591      3.9%        $ 27.00         1/31/2011
 Brooks Brothers ..........   Retail Brand Alliance, Inc.          NR/NR        12,363      1.5%        $ 48.81        3/31/ 2010
 Restoration Hardware .....    Restoration Hardware, Inc.          NR/NR        10,500      1.3%        $ 33.00         8/31/2010
 Victoria's Secret ........       Limited Brands, Inc.            NR/Baa2       10,000      1.2%        $ 55.00         1/31/2015
---------------------------------------------------------------------------------------------------------------------------------


The following table presents certain information relating to the lease rollover schedule at The Westchester Property.



--------------------------------------------------------------------------------
                      LEASE ROLLOVER SCHEDULE(4)
                      --------------------------

                        NUMBER     SQUARE       % OF
                      OF LEASES     FEET        GLA       BASE RENT
          YEAR         EXPIRING   EXPIRING   EXPIRING     EXPIRING

 Vacant ............     NAP       15,019     1.8%           NAP
 Month-to-Month.....       0            0     0.0%      $         0
 2005 ..............       8       10,026     1.2%      $   739,321
 2006 ..............      12       20,742     2.5%      $ 1,448,886
 2007 ..............      14       77,418     9.3%      $ 3,683,234
 2008 ..............       9       30,990     3.7%      $ 1,369,449
 2009 ..............       4       10,429     1.3%      $   494,250
 2010 ..............      19       75,763     9.1%      $ 3,798,822
 2011 ..............      12       68,776     8.3%      $ 2,812,186
 2012 ..............       8       27,225     3.3%      $ 1,367,686
 2013 ..............       6       14,055     1.7%      $   931,029
 2014 ..............       8       15,983     1.9%      $   974,595
 2015 ..............      33       93,625    11.3%      $ 6,536,481
 2016 ..............       7       15,097     1.8%      $ 1,139,443
 2017 ..............       1      143,196    17.2%      $   936,504
 Thereafter ........       2      213,497    25.7%      $   284,700
--------------------------------------------------------------------------------
 TOTAL .............     143      831,841   100.0%      $26,516,585
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                       % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                         RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
          YEAR         EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING

 Vacant ............        NAP       15,019          1.8%         NAP              NAP
 Month-to-Month.....       0.0%       15,019          1.8%     $         0         0.0%
 2005 ..............       2.8%       25,045          3.0%     $   739,321         2.8%
 2006 ..............       5.5%       45,787          5.5%     $ 2,188,207         8.3%
 2007 ..............      13.9%      123,205         14.8%     $ 5,871,441        22.1%
 2008 ..............       5.2%      154,195         18.5%     $ 7,240,890        27.3%
 2009 ..............       1.9%      164,624         19.8%     $ 7,735,140        29.2%
 2010 ..............      14.3%      240,387         28.9%     $11,533,962        43.5%
 2011 ..............      10.6%      309,163         37.2%     $14,346,148        54.1%
 2012 ..............       5.2%      336,388         40.4%     $15,713,834        59.3%
 2013 ..............       3.5%      350,443         42.1%     $16,644,863        62.8%
 2014 ..............       3.7%      366,426         44.1%     $17,619,458        66.4%
 2015 ..............      24.7%      460,051         55.3%     $24,155,939        91.1%
 2016 ..............       4.3%      475,148         57.1%     $25,295,381        95.4%
 2017 ..............       3.5%      618,344         74.3%     $26,231,885        98.9%
 Thereafter ........       1.1%      831,841        100.0%     $26,516,585       100.0%
-------------------------------------------------------------------------------------------
 TOTAL .............     100.0%      831,841        100.0%     $26,516,585       100.0%
-------------------------------------------------------------------------------------------


---------------------
(1) Information obtained from The Westchester Borrower's rent roll except credit ratings.
(2) Credit ratings are of the parent company whether or not the parent guarantees the lease.
(3) In lieu of base rent, Nordstrom pays a percentage of gross annual sales for rent.
(4) Information obtained from underwritten rent roll and makes certain leasing assumptions.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       35

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE MARKET(1). The Westchester Property is located in the city of White Plains,
Westchester County, New York. White Plains is situated in lower-central
Westchester County and comprises a total of 9.6 square miles and is the fourth largest city, by population, within the county. It is bordered to the west by the Town of Greenburgh, to the north by the towns of North Castle and Harrison, to the east by the town of Harrison, and to the south by the Village of
Scarsdale. White Plains is the county seat for Westchester County and the central business district contains over 4.5 million square feet of class "A"
office space. Westchester County is home to numerous major corporations including the headquarters offices of International Business Machines, PepsiCo,
ITT Industries and Starwood Hotels & Resorts.

The 2004 estimated population within a 5, 10, and 15 mile radius is 203,271,
765,164, and 2,329,045, respectively. The 2004 estimated average household income within a 5, 10, 15 mile radius is $135,315, $114,786 and $86,638, respectively.

ESCROWS. The following escrow/reserve accounts have been established with respect to The Westchester Loan:

Replacement, Tax and Insurance Reserves. Replacement, tax and insurance are required upon the occurrence of a NOI Trigger Event until the termination thereof. The Westchester Borrower is permitted pursuant to the loan documents to provide a guaranty by SPG or IMI in lieu of making the deposits.

ADDITIONAL DEBT. The Westchester Borrower is also the borrower under additional loans which are part of a non-serviced loan combination. The unpaid principal balance of the Westchester pari passu non-trust loan is $200,000,000 and the unpaid principal balances of the other loans, which fall into three (3) tiers of priority -- a "B note" tier, a "C Note" tier and a "D note" tier, are aggregated by tier $60,000,000, $50,000,000 and $90,000,000, respectively.

PROPERTY MANAGEMENT. Simon Management Associates, LLC, a Delaware limited liability company ("SMA"), an affiliate of The Westchester Borrower, manages
The Westchester Property. Headquartered in Indianapolis, Indiana. SMA is a
wholly owned subsidiary of SPG. SMA provides day-to-day property management functions including leasing, management and development services to most of the
SPG properties.

---------------------
(1) Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       36

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

U-HAUL (Copyright)  SELF STORAGE PORTFOLIOS II, III AND IV
----------------------------------------------------------

[U-HAUL (Copyright)  SELF STORAGE PORTFOLIOS II, III AND IV PHOTO OMITTED]

[U-HAUL (Copyright) SELF STORAGE PORTFOLIOS II, III AND IV PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties                      50
 Location (City/State)                             See Table
 Property Type                                  Self Storage
 Size (Square Feet)                                1,111,736
 Percentage Occupancy as of March 31, 2005          83.1%(1)
 Year Built                                        See Table
 Year Renovated                                    See Table
 Appraisal Value                                $115,333,000
 Average Monthly Rent Per Unit                        $76.07
 Underwritten Occupancy                                83.4%
 Underwritten Revenues                           $14,057,832
 Underwritten Total Expenses                     $ 4,492,349
 Underwritten Net Cash Flow (NOI)                $ 9,565,478
 Underwritten Net Cash Flow (NCF)                $ 9,454,305

 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller                                   MLML
 Loan Group                                                1
 Origination Date                               June 8, 2005
 Cut-off Date Principal Balance                  $86,852,963
 Cut-off Date Loan Balance Per SF/Unit                   $78
 Percentage of Initial Mortgage Pool Balance            4.2%
 Number of Mortgage Loans                                  3
 Type of Security (fee/leasehold)                        Fee
 Mortgage Rate                                       5.6820%
 Amortization Type                                   Balloon
 IO Period (Months)                                        0
 Original Term to Maturity/ARD (Months)                  120
 Original Amortization Term (Months)                     300
 Lockbox                                                Soft
 Cut-off Date LTV Ratio                                75.3%
 LTV Ratio at Maturity or ARD                          57.8%
 Underwritten DSCR on NOI                              1.47x
 Underwritten DSCR on NCF                              1.45x
--------------------------------------------------------------------------------

---------------------
(1) Occupancy reflects the weighted average for the U-Haul (Copyright) Self
    Storage Portfolio II, III and IV Properties (hereafter defined) by square footage.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       37

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAP OMITTED]

[UHAUL SELF STORAGE PORTFOLIOS II, III AND IV CHART OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       38

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOANS. The mortgage loans (collectively, the "U-Haul (Copyright)  Self
Storage Portfolio II, III and IV Loans") are evidenced by three cross-collateralized and cross-defaulted promissory notes secured by first mortgages encumbering 50 U-Haul (Copyright)  self storage properties (the
"U-Haul (Copyright)  Self Storage Portfolio II, III and IV Properties"). The
table below provides specific information about the U-Haul (Copyright)  Self
Storage Portfolio II, III and IV Properties. The U-Haul (Copyright)  Self
Storage Portfolio II, III and IV Loans represent approximately 4.2% of the initial mortgage pool balance and 4.4% of the initial group 1 balance.

The U-Haul (Copyright)  Self Storage Portfolio II, III and IV Loans were originated on June 8, 2005 and have an aggregate principal balance as of the cut-off date of $86,852,963. The U-Haul (Copyright)  Self Storage Portfolio II,
III and IV Loans have a remaining term of 119 months to its maturity date of
July 1, 2015. The U-Haul (Copyright)  Self Storage Portfolio II, III and IV
Loans may be prepaid on or after January 1, 2015, and permit defeasance with
United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWERS.  One set of co-borrowers is associated with each of the three promissory notes comprising the U-Haul (Copyright)  Self Storage Portfolio II,
III and IV Loans: AREC 3, LLC and UHIL 3, LLC, AREC 5, LLC and UHIL 5, LLC and
AREC 6, LLC and UHIL 6, LLC (collectively, the "U-Haul (Copyright)  Self
Storage Portfolio II, III and IV Borrowers"). Each of these entities is a single-purpose Delaware limited liability company. AREC Holdings, LLC owns 100%
of the beneficial interests in AREC 3, LLC, AREC 5, LLC, and AREC 6, LLC. AREC
Holdings, LLC is wholly owned by AMERCO Real Estate Company, which, in turn, is a wholly-owned subsidiary of AMERCO, Inc. (NasdaqNM: UHAL / NYSE: AO+PA). The
properties are net leased to UHIL 3, LLC, UHIL 5, LLC, and UHIL 6, LLC (the
"Lessees"), and the Lessees are co-borrowers under the U-Haul (Copyright)  Self
Storage Portfolio II, III and IV Loan. UHI Lease Holdings, LLC owns 100% of the beneficial interest in Lessees. UHI Lease Holdings, LLC is wholly owned by
U-Haul (Copyright)  International, Inc., which in turn is a wholly owned subsidiary of AMERCO, Inc. An employee of CSC Entity Services, LLC serves as the independent director for the U-Haul (Copyright)  Self Storage Portfolio II,
III and IV Borrowers and Lessees.

AMERCO Real Estate Company, U-Haul (Copyright)  Company of Florida, and AMERCO
Real Estate Company of Texas serve as the indemnitors for the U-Haul
(Copyright)  Self Storage Portfolio II, III and IV Loans. As stated above,
AMERCO Real Estate Company is a wholly owned subsidiary of AMERCO, Inc. AMERCO
Real Estate Company reported total assets of $508 million as of December 31,
2004. Total liabilities were reported at $260 million, resulting in shareholder's equity of $249 million. AMERCO Real Estate Company reported cash and cash equivalents of $4 million. AMERCO Real Estate Company generated total revenues of $52 million for the nine months ended December 31, 2004, and net earnings of $10 million.

AMERCO and its wholly owned subsidiary AMERCO Real Estate Company filed petitions for relief under Chapter 11 on June 20, 2003 and August 13, 2003, respectively. The Chapter 11 filings resulted from an accounting reclassification, which adversely affected AMERCO's ability to renegotiate a
$400 million credit facility in June 2002. Consequently, AMERCO was unable to complete a $275 million bond offering, and therefore defaulted on a $100 million debt. A Plan of Reorganization was confirmed on February 25, 2004 calling for the full restoration of AMERCO's equity. On March 14, 2004, AMERCO emerged from Chapter 11 protection and entered into a $550 million exit financing credit facility. AMERCO's largest subsidiary, U-Haul (Copyright)
International, Inc. (an additional indemnitor for the U-Haul (Copyright)  Self
Storage Portfolio II, III and IV Loans as discussed below), did not file for
Chapter 11 protection.

U-Haul (Copyright)  International, Inc. serves as an additional indemnitor for the U-Haul (Copyright)  Self Storage Portfolio II, III and IV Loans with respect to environmental matters only. U-Haul (Copyright)  International, Inc.
is also a wholly owned subsidiary of AMERCO, Inc. U-Haul (Copyright)
International, Inc. reported total assets of $1.545 billion, total liabilities of $824 million, and shareholder's equity of $720 million as of December 31,
2004. The subsidiary reported cash and cash equivalents of $54 million. For the nine months ended December 31, 2004, U-Haul (Copyright)  International, Inc.
generated total revenues of $1.385 billion and net earnings of $104 million.

LOCKBOX. A cash management account was established at closing in the joint names of the Lessees and the lender wherein all income from the properties is deposited. Prior to a trigger event, the U-Haul (Copyright)  Self Storage
Portfolio II, III and IV Borrowers will have access to funds in the cash management account after payment of debt service. After a trigger event, funds in the cash management account will be swept to a central account maintained and controlled by the lender. A trigger event will occur upon an event of default or if the debt service coverage ratio falls below 1.15x on an actual trailing 12-month basis.

The U-Haul (Copyright)  Self Storage Portfolio II, III and IV Properties
produce significant income from business lines other than self storage rental.
These business lines include U-Haul (Copyright)  truck / trailer rentals, trailer hitch installation, propane sales, and sales of moving and storage products including boxes, tape, and padlocks. For purposes of determining the net cash flow and debt service coverage ratio of the U-Haul (Copyright)  Self
Storage Portfolio II, III and IV Loans, the majority of this ancillary non-storage income was excluded. However, this ancillary income flows through the cash management account and is available for debt service. The actual trailing 12-month net cash flow from the U-Haul (Copyright)  Self Storage
Portfolio II, III and IV Properties totals $12,871,800, which translates to a
1.97x debt service coverage ratio for the U-Haul (Copyright)  Self Storage
Portfolio II, III and IV Loans.

THE PROPERTIES. The U-Haul (Copyright)  Self Storage Portfolio II, III and IV
Loans are secured by 50 U-Haul (Copyright)  self storage properties totaling
14,725 self storage units and 1,111,736 net rentable square feet. The U-Haul
(Copyright)  Self Storage Portfolio II, III and IV Properties are located in 26 states across the U.S. The U-Haul (Copyright)  Self Storage Portfolio II, III
and IV Properties average 295 self storage units per location (ranging from 61 to 2,649 units) with an average unit size of 75 rentable square feet. The largest state concentrations are represented by New York, with two properties totaling 2,992 units (20.3% of total units); Texas, with seven properties totaling 1,630 units (11.1% of total units); and Pennsylvania, with six properties totaling 1,170 units (7.9% of total units). No other state represents more than 7.5% of the portfolio by unit count or square footage.
Typical construction consists of either metal or concrete block framing on concrete slab foundations, with pitched, corrugated metal roofs.
Exterior-access storage units generally have roll-up aluminum or metal doors.
Interior-access storage units, some of which are climate-controlled, are either located within the main retail / office building, or in separate buildings built or converted specifically for interior-access storage. Approximately
14.2% of the units in the U-Haul (Copyright)  Self Storage Portfolio II, III
and IV Properties are climate-controlled. Some U-Haul (Copyright)  Self Storage
Portfolio II, III and IV Properties also have an apartment for an on-site manager. As of March 31, 2005, the U-Haul (Copyright)  Self Storage Portfolio
II, III and IV Properties were 83.1% occupied.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       39

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

The following table presents certain information regarding the U-Haul
(Copyright)  Self Storage Portfolio II, III and IV Properties:



------------------------------------------------------------------------------------------------------
               U-HAUL (Copyright)  SELF STORAGE PORTFOLIO II, III AND IV PROPERTIES
               --------------------------------------------------------------------

                                                         SELF
                                         APPROXIMATE   STORAGE    % OF TOTAL SELF
                                        YEAR BUILT /    SQUARE    STORAGE SQUARE     SELF STORAGE
  U-HAUL (Copyright)  CENTER LOCATION     RENOVATED      FEET          FEET             UNITS

 Brooklyn, New York                        1931        147,520          13.3%          2,649
 Houston, Texas                            1999         44,138           4.0%           537
 Springdale, Arkansas                      1970         42,650           3.8%           553
 Jacksonville, Florida                   1958/1984      42,019           3.8%           530
 Tacoma, Washington                        1982         40,473           3.6%           557
 Utica, New York                         1970/1992      36,500           3.3%           343
 Jackson, Mississippi                      1980         32,350           2.9%           375
 Longview, Washington                      1978         32,213           2.9%           542
 Columbia, South Carolina                  1990         30,800           2.8%           272
 Tampa, Florida                          1959/1994      27,669           2.5%           312
 Lexington, Kentucky                     1978/2005      26,650           2.4%           323
 New Orleans, Louisiana                  1984/1993      25,960           2.3%           236
 Las Cruces, New Mexico                    2001         24,178           2.2%           234
 Stamford, Connecticut                     1912         23,033           2.1%           396
 Smyrna, Georgia                           1980         22,926           2.1%           315
 Carrollton, Texas                         1989         21,600           1.9%           188
 Malvern, Pennsylvania                     1992         20,900           1.9%           204
 Glenshaw, Pennsylvania                    1953         20,495           1.8%           224
 Houston, Texas                          1982/1990      20,225           1.8%           189
 Jeffersonville, Indiana                   1982         19,040           1.7%           198
 Knoxville, Tennessee                    1982/1991      19,000           1.7%           167
 York, Pennsylvania                      1959/1990      18,867           1.7%           246
 Danville, Virginia                        1948         18,418           1.7%           270
 Cincinnati, Ohio                          1970         18,325           1.7%           187
 Youngstown, Ohio                          1930         18,046           1.6%           269
 Auburn, Maine                             1990         17,700           1.6%           152
 Horsham, Pennsylvania                   1950/1997      16,851           1.5%           264
 Gadsden, Alabama                          1970         15,990           1.4%           166
 Durham, North Carolina                    1972         15,850           1.4%           169
 Johnson City, Tennessee                   1951         15,736           1.4%           185
 Waterbury, Connecticut                  1953/1980      15,570           1.4%           242
 Grand Rapids, Michigan                    1950         15,505           1.4%           221
 Tulsa, Oklahoma                         1965/1992      14,375           1.3%           228
 Killeen, Texas                            1969         14,230           1.3%           250
 Dallas, Texas                             1969         14,050           1.3%           148
 East Alton, Illinois                    1983/1993      13,200           1.2%           148
 Snellville, Georgia                       1984         13,122           1.2%           150
 Chicago, Illinois                       1960/1976      12,420           1.1%           300
 Elsmere, Kentucky                         1978         12,264           1.1%           212
 Amarillo, Texas                           1935         12,039           1.1%           176
 Knoxville, Tennessee                    1950/1993      11,975           1.1%           174
 Houston, Texas                            1982         10,875           1.0%           142
 Lakeland, Florida                       1957/1993      10,765           1.0%           146
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                          % OF TOTAL
                                            SELF        AVERAGE RENT /                  APPRAISED
  U-HAUL (Copyright)  CENTER LOCATION   STORAGE UNITS        UNIT       OCCUPANCY(1)       VALUE

 Brooklyn, New York                          18.0%        $ 124.71           84.3%    $35,900,000
 Houston, Texas                               3.7%        $  76.80           70.4%    $ 3,370,000
 Springdale, Arkansas                         3.8%        $  41.39           79.9%    $ 2,350,000
 Jacksonville, Florida                        3.6%        $  58.90           87.8%    $ 3,250,000
 Tacoma, Washington                           3.8%        $  48.16           87.1%    $ 2,800,000
 Utica, New York                              2.3%        $  83.00           79.0%    $ 2,450,000
 Jackson, Mississippi                         2.6%        $  54.37           85.8%    $ 1,680,000
 Longview, Washington                         3.7%        $  40.73           78.8%    $ 2,410,000
 Columbia, South Carolina                     1.9%        $  77.55           68.0%    $ 1,950,000
 Tampa, Florida                               2.1%        $  78.23           90.9%    $ 2,100,000
 Lexington, Kentucky                          2.2%        $  58.97           80.4%    $ 2,660,000
 New Orleans, Louisiana                       1.6%        $  77.65           88.5%    $ 1,600,000
 Las Cruces, New Mexico                       1.6%        $  70.17           94.3%    $ 1,890,000
 Stamford, Connecticut                        2.7%        $ 115.71           66.0%    $ 4,430,000
 Smyrna, Georgia                              2.1%        $  64.52           91.6%    $ 2,275,000
 Carrollton, Texas                            1.3%        $  74.36           93.2%    $ 1,670,000
 Malvern, Pennsylvania                        1.4%        $ 113.99           63.5%    $ 1,825,000
 Glenshaw, Pennsylvania                       1.5%        $  85.36           87.7%    $ 2,140,000
 Houston, Texas                               1.3%        $  66.91           76.0%    $ 1,210,000
 Jeffersonville, Indiana                      1.3%        $  58.00           83.9%    $   960,000
 Knoxville, Tennessee                         1.1%        $  84.30           87.5%    $ 1,625,000
 York, Pennsylvania                           1.7%        $  51.29           93.1%    $ 1,300,000
 Danville, Virginia                           1.8%        $  47.87           85.4%    $ 1,250,000
 Cincinnati, Ohio                             1.3%        $  60.82           72.1%    $   870,000
 Youngstown, Ohio                             1.8%        $  52.13           80.3%    $ 1,150,000
 Auburn, Maine                                1.0%        $  86.33           88.0%    $ 1,480,000
 Horsham, Pennsylvania                        1.8%        $  89.12           91.6%    $ 2,800,000
 Gadsden, Alabama                             1.1%        $  56.22           93.1%    $ 1,000,000
 Durham, North Carolina                       1.2%        $  89.02           85.8%    $ 1,325,000
 Johnson City, Tennessee                      1.3%        $  48.51           73.8%    $   680,000
 Waterbury, Connecticut                       1.6%        $  69.98           73.5%    $ 1,510,000
 Grand Rapids, Michigan                       1.5%        $  51.33           82.3%    $ 1,630,000
 Tulsa, Oklahoma                              1.6%        $  49.02           81.9%    $   825,000
 Killeen, Texas                               1.7%        $  41.07           92.8%    $ 1,250,000
 Dallas, Texas                                1.0%        $  83.76           87.6%    $ 1,300,000
 East Alton, Illinois                         1.0%        $  59.48           84.5%    $   775,000
 Snellville, Georgia                          1.0%        $  75.70           93.0%    $ 1,300,000
 Chicago, Illinois                            2.0%        $  70.74           90.1%    $ 2,000,000
 Elsmere, Kentucky                            1.4%        $  41.96           67.5%    $ 1,440,000
 Amarillo, Texas                              1.2%        $  47.82           87.8%    $   800,000
 Knoxville, Tennessee                         1.2%        $  60.90           81.1%    $ 1,150,000
 Houston, Texas                               1.0%        $  64.83           87.5%    $   940,000
 Lakeland, Florida                            1.0%        $  62.44           91.9%    $ 1,000,000
------------------------------------------------------------------------------------------------------


---------------------
(1)   Occupancy reflects the weighted average for each property by square footage.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       40

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------
         U-HAUL (Copyright)  SELF STORAGE PORTFOLIO II, III AND IV PROPERTIES
         --------------------------------------------------------------------

                                                            SELF
                                          APPROXIMATE     STORAGE     % OF TOTAL SELF
                                         YEAR BUILT /     SQUARE      STORAGE SQUARE
   U-HAUL (Copyright)  CENTER LOCATION     RENOVATED       FEET            FEET

 New Bedford, Massachusetts                 1967           10,525            1.0%
 Colmar, Pennsylvania                     1969/1996        10,457            0.9%
 Columbus, Ohio                             1979           10,344            0.9%
 Bangor, Maine                            1948/1984         9,740            0.9%
 Rutland, Vermont                           1950            8,760            0.8%
 Pomona, California                         1959            8,598            0.8%
 Scranton, Pennsylvania                     1975            6,800            0.6%
----------------------------------------------------------------------------------------
 TOTAL                                                  1,111,736          100.0%
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                           % OF TOTAL
                                          SELF STORAGE       SELF        AVERAGE RENT /                   APPRAISED
   U-HAUL (Copyright)  CENTER LOCATION       UNITS       STORAGE UNITS        UNIT       OCCUPANCY(1)        VALUE

 New Bedford, Massachusetts                     107            0.7%        $ 112.26           78.3%    $    998,000
 Colmar, Pennsylvania                           171            1.2%        $  67.55           85.1%    $  1,100,000
 Columbus, Ohio                                 153            1.0%        $  58.46           81.7%    $  1,010,000
 Bangor, Maine                                  179            1.2%        $  53.01           86.4%    $  1,280,000
 Rutland, Vermont                               137            0.9%        $  73.35           83.3%    $  1,260,000
 Pomona, California                             128            0.9%        $  62.65           91.0%    $    790,000
 Scranton, Pennsylvania                          61            0.4%        $  98.35           96.7%    $    575,000
--------------------------------------------------------------------------------------------------------------------
 TOTAL                                       14,725          100.0%        $  76.07           83.1%    $115,333,000
--------------------------------------------------------------------------------------------------------------------


ESCROWS. The following escrow / reserve accounts have been established with respect to the U-Haul (Copyright)  Self Storage Portfolio II, III and IV Loans:

      -----------------------------------------------------------------
                             ESCROWS / RESERVES
                             ------------------

      TYPE:                                     INITIAL        MONTHLY
      Taxes .............................   $  319,138      $106,379
      Insurance .........................   $   24,498      $      0
      Capital Expenditures ..............   $        0      $ 13,897
      Immediate Repair Reserves .........   $  959,663      $      0
      Environmental Reserves ............   $1,299,075      $      0
      -----------------------------------------------------------------

Tax Escrows. Provided that no trigger event has occurred and is continuing, that a sum equal to not less than six times the monthly installment amount (as may be adjusted by lender from time to time) is on deposit, and that the U-Haul
(Copyright)  Self Storage Portfolio II, III and IV Borrowers have delivered to the lender evidence of payment of all taxes within 15 days of the date such sums were due and payable, then the U-Haul (Copyright)  Self Storage Portfolio
II, III and IV Borrowers may cease making monthly tax escrow deposits.

Insurance Escrows. Provided that no trigger event has occurred and is continuing, that a sum equal to not less than three times the monthly installment amount (as may be adjusted by lender from time to time) is on deposit, and that the U-Haul (Copyright)  Self Storage Portfolio II, III and IV
Borrowers have delivered to lender evidence of payment of all insurance premiums within 15 days of the date such sums were due and payable, then the
U-Haul (Copyright)  Self Storage Portfolio II, III and IV Borrowers may cease making monthly insurance escrow deposits. The required three months of estimated premiums were collected at closing.

Capital Expenditure Reserves. Provided that no trigger event has occurred and is continuing and that a sum equal to not less than 12 times the monthly installment amount is on deposit, then the U-Haul (Copyright)  Self Storage
Portfolio II, III and IV Borrowers may cease making monthly capital expenditures escrow deposits.

Immediate Repair and Environmental Reserves. Up-front reserves were collected for all identified immediate repairs and environmental conditions identified in the property condition reports and environmental site assessments, respectively.

PARTIAL DEFEASANCE.  The U-Haul (Copyright)  Self Storage Portfolio II, III and
IV Borrowers may elect to defease the U-Haul (Copyright)  Self Storage
Portfolio II, III and IV Loans in whole or in part provided that the conditions set forth in the loan documents are satisfied, including no defeasance will be permitted until after the second anniversary of the creation of the securitization trust or if any event of default under the mortgage loan documents has occurred and is continuing.

ADDITIONAL DEBT. Up to approximately $50,000,000 in mezzanine financing may be permitted in the future, to be secured by partnership interests in the U-Haul
(Copyright)  Self Storage Portfolio II, III and IV Borrowers and in other
AMERCO subsidiaries that are borrowers on similar first mortgage loans in the aggregate amount of $480,000,000, secured by 321 properties. Subordinate debt will be subject to a maximum aggregate loan-to-value of 85% and a debt service coverage ratio (in combination with the U-Haul (Copyright)  Self Storage
Portfolio II, III and IV Loans) of no less than 1.15x.

PROPERTY MANAGEMENT. The U-Haul (Copyright)  Self Storage Portfolio II, III and
IV Properties are managed by the Lessees, which are wholly owned subsidiaries of U-Haul (Copyright)  International, Inc.

---------------------
(1)   Occupancy reflects the weighted average for each property by square footage.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       41

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

E WALK (REGISTERED TRADEMARK)  ON THE NEW 42ND STREET
-----------------------------------------------------

[E WALK (REGISTERED TRADEMARK)  ON THE NEW 42ND STREET PHOTO OMITTED]

------------------------------------------------------------
                     PROPERTY INFORMATION
------------------------------------------------------------
 Number of Mortgaged Real Properties                       1
 Location (City/State)                          New York, NY
 Property Type                               Anchored Retail
 Size (Square Feet)                                  177,394
 Percentage Occupancy as of July 8, 2005               96.2%
 Year Built                                             1999
 Year Renovated                                          NAP
 Appraisal Value                                $170,000,000
 # of Tenants                                             16
 Average Rent Per Square Foot                         $71.22
 Underwritten Occupancy                                96.1%
 Underwritten Revenues                           $14,920,538
 Underwritten Total Expenses                     $ 5,724,897
 Underwritten Net Cash Flow (NOI)                $ 9,195,641
 Underwritten Net Cash Flow (NCF)                $ 8,794,112

 -----------------------------------------------------------

------------------------------------------------------------------
                     MORTGAGE LOAN INFORMATION
------------------------------------------------------------------
 Mortgage Loan Seller                                     MLML
 Loan Group                                                  1
 Origination Date                                 July 8, 2005
 Cut-off Date Principal Balance                    $77,500,000
 Cut-off Date Loan Balance Per SF/Unit                    $437
 Percentage of Initial Mortgage Pool Balance              3.7%
 Number of Mortgage Loans                                    1
 Type of Security (fee/leasehold)                    Leasehold
 Mortgage Rate                                         4.6470%
 Amortization Type                               Interest Only
 IO Period (Months)                                         84
 Original Term to Maturity/ARD (Months)                     84
 Original Amortization Term (Months)                         0
 Lockbox                                                  Hard
 Cut-off Date LTV Ratio                                  45.6%
 LTV Ratio at Maturity or ARD                            45.6%
 Underwritten DSCR on NOI                                2.52x
 Underwritten DSCR on NCF                                2.41x
 Shadow Rating (DBRS/Fitch/Moody's)             BBB/A-/Baa2(1)
------------------------------------------------------------------

---------------------
(1) It has been confirmed by DBRS, Fitch and Moody's in accordance with their respective methodologies that E Walk on the New 42 Street mortgage loan has credit characteristics consistent with a BBB, A-, and Baa2 rated investment grade obligation, respectively.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       42

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       43

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "E Walk Loan") is evidenced by a single promissory note and is secured by a first priority mortgage on the leasehold interest in E Walk (Registered Trademark)  on the New 42nd Street located in the Times Square neighborhood at 243 West 42nd Street, New York, New York (the
"E Walk Property"). The E Walk Loan represents approximately 3.7% of the initial mortgage pool balance and 4.0% of the initial loan group 1 balance.

The E Walk Loan was originated on July 8, 2005, and has a principal balance as of the cut-off date of $77,500,000. The E Walk Loan has a remaining term of 84 months and a scheduled maturity of August 1, 2012. The E Walk Loan may be prepaid on or after July 1, 2012, and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWER. The borrower, Dream Team Associates, LLC (the "E Walk Borrower"),
a New York limited liability company, is a single purpose entity which is approximately 49% indirectly owned by Tishman Holdings Corporation ("Tishman").
Affiliates of Lehman Brothers indirectly own approximately 16% of the E Walk
Borrower and affiliates of Lend Lease indirectly own approximately 35% of the E
Walk Borrower.

Founded in 1898, Tishman Realty & Construction Co., Inc. is one of the world's largest owners, developers, builders and managers of real estate (over 400 million square feet). In 1997, Tishman formed Tishman Hotel & Realty LP
("THR"), consolidating substantially all of Tishman's real estate interests and all of its non-construction operating companies. THR is an experienced hotel developer, owner, and operator. As of year end 2004, Tishman owns 10 hotels totaling 7,343 rooms and manages 5 hotels totaling 1,225 rooms for third parties across a wide variety of product types: convention, corporate, resort and airport.

LOCKBOX. The E Walk Borrower is instructed to send direction letters to tenants under leases at the E Walk Property requiring them to pay all rents directly to the depository institution approved by the lender to accept rents. The rents are applied to pay debt service and any other payments required by the lender
(including, without limitation, escrows for taxes, insurance premiums and the other escrows or reserves required under the loan documents) due in connection with the E Walk Property and, provided no event of default then exists, the balance, if any, will be returned (or made available) to the E Walk Borrower.
Notwithstanding the foregoing, while an event of default exists but prior to the date the lender accelerates the E Walk Loan, Lender will make available to the E Walk Borrower all excess cash flow remaining after payment of debt service and funding of required reserves.

THE PROPERTY. Built in 1999, the E Walk Property is a retail and entertainment center consisting of four floors and one below grade concourse level containing
177,394 square feet of net rentable area located in the Times Square district at the northeast corner of West 42nd Street and Eighth Avenue, adjacent to the
Westin New York at Times Square. Tenants include a 13 screen state of the art
Loews Theater with stadium seating, Starbucks and Chevy's. The second floor includes restaurant seating areas and 6,562 square feet of meeting area leased by the Westin New York at Times Square.

GROUND LEASE. The E Walk Property was developed under a 99 year ground lease from the Empire State Development Corporation that commenced in July 1997 between 42nd St. Development Project, Inc., a wholly owned subsidiary of New
York State Urban Development Corporation d/b/a Empire State Development
Corporation (Ground Lessor), and Dream Team Associates, LLC (Ground Lessee).
The current ground lease payments are approximately $1.045 million per annum.
In addition, percentage rent is payable based upon 2.5% of the first $8.5 million ($212,500 annual payments) of total minimum rent plus 3.5% in excess of
$8.5 million.

The following table presents certain information relating to the major tenants at the E Walk Property:



----------------------------------------------------------------------------------------
                                  TENANT INFORMATION(1)
                                  ---------------------

                   TENANT NAME                                 PARENT COMPANY

 Forty-Second Street Cinemas, Inc. .......... Loews Cineplex Entertainment Corporation
 TSE Group, LLC .............................        BB King Blues Club & Grill
 Transportation Displays Incorporated .......       Transportation Displays, Inc.
 Dallas BBQ .................................                Dallas BBQ
 Chevy's New York Inc. ......................               Chevy's Inc.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                        BASE RENT
                                                 CREDIT RATINGS     SQUARE      % OF    PER SQUARE      LEASE
                   TENANT NAME                 (FITCH/MOODY'S)(2)     FEET       GLA       FOOT       EXPIRATION

 Forty-Second Street Cinemas, Inc. ..........        NR/NR           78,562     44.3%   $  40.63      11/30/2019
 TSE Group, LLC .............................        NR/NR           17,720     10.0%   $  58.42      04/01/2020
 Transportation Displays Incorporated .......        NR/NR           17,700     10.0%   $  60.11      06/15/2019
 Dallas BBQ .................................        NR/NR           17,105      9.6%   $  70.15      09/03/2025
 Chevy's New York Inc. ......................        NR/NR           13,552      7.6%   $ 118.66      11/10/2014
----------------------------------------------------------------------------------------------------------------


---------------------
(1) Information obtained from the E Walk Borrower's certified rent roll except credit ratings.
(2) Credit ratings are of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       44

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--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the E Walk Property:



--------------------------------------------------------------------------------
                        LEASE ROLLOVER SCHEDULE(1)
                        --------------------------

                            NUMBER     SQUARE       % OF
                          OF LEASES     FEET        GLA       BASE RENT
            YEAR           EXPIRING   EXPIRING   EXPIRING     EXPIRING

 Vacant ................       NAP      6,820     3.8%           NAP
 Month-to-Month ........         0          0     0.0%      $         0
 2005 ..................         0          0     0.0%      $         0
 2006 ..................         0          0     0.0%      $         0
 2007 ..................         0          0     0.0%      $         0
 2008 ..................         0          0     0.0%      $         0
 2009 ..................         1          1     0.0%      $     3,600
 2010 ..................         2      4,213     2.4%      $   957,991
 2011 ..................         0          0     0.0%      $         0
 2012 ..................         1      2,509     1.4%      $   628,750
 2013 ..................         2      4,244     2.4%      $   657,684
 2014 ..................         1     13,552     7.6%      $ 1,608,091
 2015 ..................         0          0     0.0%      $         0
 Thereafter ............         9    146,055    82.3%      $ 8,292,034
--------------------------------------------------------------------------------
 TOTAL .................        16    177,394   100.0%      $12,148,151
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                           % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                             RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
            YEAR           EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING

 Vacant ................      NAP           6,820        3.8%                NAP      NAP
 Month-to-Month ........      0.0%          6,820        3.8%        $         0      0.0%
 2005 ..................      0.0%          6,820        3.8%        $         0      0.0%
 2006 ..................      0.0%          6,820        3.8%        $         0      0.0%
 2007 ..................      0.0%          6,820        3.8%        $         0      0.0%
 2008 ..................      0.0%          6,820        3.8%        $         0      0.0%
 2009 ..................      0.0%          6,821        3.8%        $     3,600      0.0%
 2010 ..................      7.9%         11,034        6.2%        $   961,591      7.9%
 2011 ..................      0.0%         11,034        6.2%        $   961,591      7.9%
 2012 ..................      5.2%         13,543        7.6%        $ 1,590,341     13.1%
 2013 ..................      5.4%         17,787       10.0%        $ 2,248,025     18.5%
 2014 ..................     13.2%         31,339       17.7%        $ 3,856,116     31.7%
 2015 ..................      0.0%         31,339       17.7%        $ 3,856,116     31.7%
 Thereafter ............     68.3%        177,394      100.0%        $12,148,151    100.0%
-----------------------------------------------------------------------------------------------
 TOTAL .................    100.0%        177,394      100.0%        $12,148,151    100.0%
-----------------------------------------------------------------------------------------------


THE MARKET.(2) The E-walk Property is located at the northeast corner of West
42nd Street and Eighth Avenue in the Times Square area of Midtown Manhattan, in
New York, New York. New York City's estimated median household income in 2004 was $41,803 with an expected average annual growth of 3.0% in median household income through 2009.

With over 39 million visitors in 2004, tourism remains a primary driver of New
York City employment growth in several industries, including hospitality, food and beverage, and retail trade. This has been further enhanced by the revitalization of the Times Square area as an entertainment and retail destination. Over 27 million tourists visit Times Square annually, and over 12 million people per year view Broadway shows at the 40 landmarked theaters in
Times Square. The area is served by the largest transportation network concentration in New York City, which includes the largest subway station, the
Port Authority Bus Terminal and one-stop access to Grand Central Station and
Pennsylvania Station. An estimated 1.7 million people pass through Times Square daily.

The Times Square submarket has 2.7 million square feet of office space occupied by entertainment, publishing and media firms, 1.7 million square feet occupied by financial firms, and 1.6 million square feet occupied by law firms.
Companies headquartered in the area include Ernst & Young, O'Melveny & Myers
LLP, Skadden, Arps LLP, Morgan Stanley, Lehman Brothers, Viacom International,
The New York Times, Conde Nast, Reuters, ABC/Disney/ESPN, Panasonic, Virgin
Records, Clear Channel Entertainment, MTV, AMC Entertainment, and BMG
Entertainment, as well as retail flagship stores such as ESPN Zone, Toys R' Us,
ABC Studios, MTV Studios, and the world's largest McDonald's with new wave digital technology and Internet access for its customers.

According to the Real Estate Board of New York's Retail Report for Fall 2004,
New York City's average asking rents rose 5.4% to $97 per square foot
(including ground floor, lower level, upper level and mezzanine). Availability held even at approximately 13.4% from the third quarter 2003 to the third quarter 2004. When examining ground floor retail space, the 42nd Street corridor between Sixth and Eighth Avenues achieved a 53.8% increase in average asking rents to $243 per square foot from $158 per square foot for 2004.

---------------------
(1) Information obtained from the E Walk Borrower's rent roll.
(2) Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       45

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the E Walk Loan:

-------------------------------------------------------------------------
                           ESCROWS / RESERVES
                           ------------------

 TYPE:                                          INITIAL       MONTHLY
 Property Taxes ............................   $382,545      $191,273
 Insurance .................................   $ 91,005      $ 18,437
 Base Ground Rent Reserve ..................   $177,500      $ 88,750
 Percentage Ground Rent Reserve ............   $202,703      $ 25,338
 Replacement Reserve .......................   $      0      $  3,678
 Tenant Security Deposit Reserve ...........   $ 61,200      $      0
 Sanrio Security Deposit Reserve ...........   $470,000      $      0
-------------------------------------------------------------------------

Property Taxes. Consists of Payments In Lieu of Taxes ("PILOT") and Business
Improvement District ("BID") tax. PILOT payments are partially abated through the tax year ending June 30, 2015. PILOT payments were abated 50% through
December 31, 2004, then 33.33% from calendar year 2005 through 2009, and 16.67%
from calendar year 2010 through 2014. Tenants generally pay a pro rata share of increases in PILOT payments over their initial lease years. BID taxes were estimated to be $76,640 as of May 2005.

Base Ground Rent Reserve. Calculated based on an annual ground rent of
$1,045,000 plus a $20,000 annual administrative fee. Two months worth of the
Base Ground Rent Reserve amount were deposited at closing to cover August and
September rental payments.

Percentage Ground Rent Reserve. Calculated based on the formula of $212,500 plus 3.5% of gross revenues in excess of $8,500,000. Gross revenues were approximately $19,615,843 as of May 2005. Eight months worth of the Percentage
Ground Rent Reserve amount were deposited at closing.

PROPERTY MANAGEMENT. The E Walk Property is currently being managed by TREMCO,
LP, an affiliate of Tishman.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       46

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

RESIDENCE INN HOTEL PORTFOLIO 1
-------------------------------

[RESIDENCE INN HOTEL PORTFOLIO 1 PHOTO OMITTED]

[RESIDENCE INN HOTEL PORTFOLIO 1 PHOTO OMITTED]

-----------------------------------------------------------------------
                           PROPERTY INFORMATION
-----------------------------------------------------------------------
 Number of Mortgaged Properties                                    4
 Location (City/State)                                     See Table
 Property Type                                           Hospitality
 Size (Rooms)                                                    563
 Percentage Occupancy as of April 30, 2005                     78.4%
 Year Built                                                See Table
 Year Renovated                                            See Table
 Appraised Value                                         $67,000,000
 Underwritten Occupancy                                        80.5%
 Underwritten Revenues                                   $16,708,710
 Underwritten Total Expenses                             $10,499,781
 Underwritten Net Operating Income (NOI)                  $6,208,928
 Underwritten Net Cash Flow (NCF)                         $5,540,580

-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                LOAN INFORMATION
-----------------------------------------------------------------------
 Mortgage Loan Seller                                           MLML
 Loan Group                                                        1
 Origination Date                                      June 17, 2005
 Cut-off Date Principal Balance                          $50,200,000
 Cut-off Date Loan Balance Per Room                          $89,165
 Percentage of Initial Mortgage Pool Balance                    2.4%
 Number of Mortgage Loans                                          1
 Type of Security (fee/leasehold)                                Fee
 Mortgage Rate                                               5.3175%
 Amortization Type                                        IO-Balloon
 IO Period (Months)                                               60
 Original Term to Maturity/ARD (Months)                          120
 Original Amortization Term (Months)                             300
 Lockbox                                                        Hard
 Cut-off Date LTV Ratio                                        74.9%
 LTV Ratio at Maturity or ARD                                  67.0%
 Underwritten DSCR on NOI                                      1.71x
 Underwritten DSCR on NCF                                      1.52x
-----------------------------------------------------------------------

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       47

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAPS OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       48

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Residence Inn Hotel Portfolio 1 Loan") is secured by a first mortgage loan on the fee interest in four limited service
Marriott branded (Residence Inn) hotels (each, a "Residence Inn Hotel Portfolio
1 Property" and collectively the "Residence Inn Hotel Portfolio 1 Properties")
totaling 563 rooms. The Residence Inn Hotel Portfolio 1 Loan represents approximately 2.4% of the initial mortgage pool balance and approximately 2.6%
of the initial loan group 1 balance.

The Residence Inn Hotel Portfolio 1 Loan was originated on June 17, 2005 and has a principal balance as of the cut-off date of $50,200,000. The Residence
Inn Hotel Portfolio 1 Loan has a remaining term of 119 months and a scheduled maturity date of July 1, 2015. Beginning June 17, 2005 and ending the day that is two years after its securitization, the Residence Inn Hotel Portfolio 1 Loan permits prepayment subject to a prepayment premium equal to the greater of yield maintenance with United States government obligations and one percent of principal balance. Additionally, the Residence Inn Hotel Portfolio 1 Loan
permits defeasance with United States governmental obligations beginning two years after its securitization. The Residence Inn Hotel Portfolio 1 Loan may be
prepaid without premium on or after June 1, 2015.

THE BORROWER. The borrowers (the "Residence Inn Hotel Portfolio 1 Borrowers")
are each a single purpose entity owned and controlled indirectly by Ashford
Hospitality Limited Partnership, which is the operating partnership of Ashford
Hospitality Trust, Inc. Ashford Hospitality Trust, Inc. is a publicly traded real estate investment trust (REIT) headquartered in Dallas, TX. The company commenced operation and became a public REIT on August 29, 2003 and is listed on the NYSE under the ticker "AHT". Ashford Hospitality Trust, Inc. invests in both debt and equity investments, secured exclusively by hotel assets. As of
July 25, 2005, the company had an equity market capitalization of $488 million.
As of July 27, 2005, the company currently has equity investments in 77 hotels totaling 12,671 rooms, mezzanine loans secured by 18 hotels totaling 5,842 rooms and a first mortgage secured by 1 hotel totaling 1,225 rooms.

THE LOCKBOX. Each of the properties is managed by an affiliate of Marriott
International, Inc. ("Marriott"). At origination, the Residence Inn Hotel
Portfolio 1 Borrowers and managers are required to deposit all rents and other gross revenue (including credit card receivables) from the properties into a related manager-controlled account (the "Manager Account"). Pursuant to the applicable management agreements and related documents, the manager will apply the funds in the Manager Account to its base management fee, applicable taxes, insurance premiums and a capital improvements/FF&E reserve before transferring the remaining funds to a lender-controlled account. Funds in the lender-controlled account will be applied to payment of reserves for taxes and insurance premiums (unless Marriott is manager of the properties and such amounts are otherwise paid or reserved for by the manager), debt service, a reserve for capital improvements (unless Marriott is manager of the properties and otherwise paid or reserved for by the manager), fees of the cash management bank, operating expenses of the applicable property (unless Marriott is manager of the properties and otherwise paid or reserved for by the manager) and debt service on a permitted mezzanine loan (if any).

THE PROPERTIES. The Residence Inn Hotel Portfolio 1 Loan is collateralized by 4 properties containing a total of 563 rooms. The properties are located in 3 states and will be managed by affiliates of Marriott.

The following tables present certain information relating to the Residence Inn
Hotel Portfolio 1 Properties:



--------------------------------------------------------------------------------
                             PORTFOLIO PROPERTIES
                             --------------------
                                                                 CUT-OFF DATE
                                                                  ALLOCATED
            PROPERTY NAME          PROPERTY LOCATION    ROOMS      BALANCE

 Residence Inn Fishkill ........     Fishkill, NY       139    $17,382,687
 Residence Inn Orlando .........      Orlando, FL       176    $14,685,373
 Residence Inn River Plaza .....    Fort Worth, TX      120    $11,388,657
 Residence Inn Tyler ...........       Tyler, TX        128    $ 6,743,283
--------------------------------------------------------------------------------
 TOTAL .........................                        563    $50,200,000
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                   YEAR BUILT/
                                      YEAR
            PROPERTY NAME          RENOVATED(1)                       BORROWER

 Residence Inn Fishkill ........     1985             Ruby Fishkill Limited Partnership
 Residence Inn Orlando .........   1983/2005    Ruby Orlando International Limited Partnership
 Residence Inn River Plaza .....   1983/1997    Ruby Ft. Worth River Plaza Limited Partnership
 Residence Inn Tyler ...........   1985/1999         Ruby Tyler Hotel Limited Partnership
-------------------------------------------------------------------------------------------------
 TOTAL .........................
-------------------------------------------------------------------------------------------------


--------------
(1) The Residence Inn Hotel Portfolio 1 Borrowers are obligated under the loan documents to spend the following on capital improvements by December 31,
    2006: (i) $493,648 for Residence Inn Fishkill; (ii) $92,180 for Residence
    Inn Orlando; (iii) $2,031,875 for Residence Inn River Plaza and; (iv)
    $2,739,880 for Residence Inn Tyler. Ashford Hospitality Limited Partnership
    provided a guaranty for the required capital expenditures.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       49

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--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
                                           OPERATIONAL STATISTICS(1)
                                           -------------------------

                                                                               TRAILING 12-MONTH
                                                      2003          2004          APRIL 2005             UW

 Average Daily Rate (ADR) ....................   $ 93.88       $ 96.02       $ 98.91               $ 99.63
 Occupancy % .................................      78.4%         79.0%         78.4%                 80.5%
 Revenue per Available Room (RevPAR) .........   $ 73.65       $ 75.89       $ 77.56               $ 80.24
---------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------
                                  PENETRATION INDICES(2)
                                  ----------------------
            PROPERTY NAME                ADR INDEX      OCCUPANCY INDEX      REVPAR INDEX

 Residence Inn Fishkill ............   118.2%         108.5%               128.2%
 Residence Inn Orlando .............   110.5%          90.6%               100.1%
 Residence Inn River Plaza .........   142.0%         132.8%               188.5%
 Residence Inn Tyler ...............   108.1%         133.0%               143.9%
--------------------------------------------------------------------------------------------
 TOTAL .............................   118.6%         113.7%               135.8%
--------------------------------------------------------------------------------------------


THE MARKET(2),(3),(4).The Residence Inn Fishkill property is located at 14
Schuyler Boulevard in the city of Fishkill, in Dutchess County, New York in the
Poughkeepsie/Newburg/Middletown Metropolitan Statistical Area (MSA). The
property is approximately one mile south of downtown Fishkill and twelve miles
South of Poughkeepsie. Hotel demand in the area is dominated by commercial entities, particularly by International Business Machines (IBM) and Gap, Inc.
According to a report by a lodging industry data provider (the "Third Party
Report"), the March 2005 trailing twelve-month average for the competitive set in occupancy, average daily room rate and RevPAR was 74.3%, $99.52 and $73.99 respectively.

The Residence Inn Orlando property is located at 7975 Canada Avenue in the city of Orlando, in Orange County, Florida in the Orlando, FL MSA. The property is approximately 8 miles northeast of Walt Disney World Resort. According to the
Third Party Report, the March 2005 trailing twelve-month average for the competitive set in occupancy, average daily room rate and RevPAR was 82.0%,
$89.00 and $72.95 respectively.

The Residence Inn River Plaza is located at 1701 South University Drive in the city of Fort Worth, in Tarrant County, Texas in the Dallas-Ft. Worth-Arlington,
TX MSA. The property is located in the northeast quadrant formed by the intersection of South University Drive and the Trinity River. According to the
Third Party Report, the March 2005 trailing twelve-month average for the competitive set in occupancy, average daily room rate and RevPAR was 62.8%,
$72.35 and $45.47 respectively.

The Residence Inn Tyler is located at 3303 Troup Highway in the city of Tyler, in Smith County, Texas in the Tyler, TX Metropolitan Statistical Area (MSA).
The property is approximately 1.7 miles west of the University of Texas at
Tyler and 5.5 miles southeast of Caldwell Zoo. According to the Third Party
Report, the March 2005 trailing twelve-month average for the competitive set in occupancy, average daily room rate and RevPAR was 60.6%, $67.30 and $40.75 respectively.

--------------
(1) As provided by the Residence Inn Hotel Portfolio 1 Borrowers.
(2) Residence Inn Hotel Portfolio 1 Properties ADR, Occupancy and RevPAR
    statistics as compared to Competitive Set ADR, Occupancy and RevPAR information obtained from a lodging industry data provider as of March 2005.
(3) Certain information obtained from third party appraisals. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.
(4) Competitive set ADR, Occupancy and RevPAR statistics were obtained from a lodging industry data provider as of March 2005.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       50

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrows/reserves have been established with respect to the Residence Inn Hotel Portfolio 1 Loan:

             --------------------------------------------------------
                                ESCROWS/RESERVES
                                ----------------

                        TYPE:                  INITIAL       MONTHLY

              Immediate Repairs .........     $448,021            $0
             --------------------------------------------------------

Monthly Taxes and Insurance Reserves   Monthly escrows for taxes, insurance
premiums and replacement reserves will be held by the property managers, affiliates of Marriott International, Inc.

Capital Improvement Guaranty   The Residence Inn Hotel Portfolio 1 Borrowers are
obligated under the loan documents to spend an amount equal to $5,357,583 on capital improvements by December 31, 2006. Ashford Hospitality Limited
Partnership provided a guaranty for the required capital expenditures. Ashford
Hospitality Limited Partnership is obligated under the guaranty to maintain (i)
a tangible net worth equal to or not less than $100 million and (ii) liquid assets in excess of its guaranteed obligations.

PARTIAL DEFEASANCE. The Residence Inn Hotel Portfolio 1 Borrowers may elect to defease the Residence Inn Hotel Portfolio 1 Loan in whole or in part provided that the conditions set forth in the loan documents are satisfied, including no defeasance will be permitted until after the second anniversary of the creation of the securitization trust or if any event of default under the mortgage loan documents has occurred and is continuing.

ADDITIONAL DEBT. The Residence Inn Hotel Portfolio 1 Borrowers will not be permitted to further encumber the property or incur additional indebtedness while the Residence Inn Hotel Portfolio 1 Loan is outstanding, except, if the
DSCR is greater than 1.50x and the LTV based on new appraisals is not more than
70%, then the Residence Inn Hotel Portfolio 1 Borrowers may incur mezzanine indebtedness such that the loan-to-value ratio of total indebtedness (i.e.,
Residence Inn Hotel Portfolio 1 Loan plus mezzanine loan) does not exceed 75%
and the all-in DSCR does not fall below 1.35x. In addition, in connection with the sale of the Residence Inn Hotel Portfolio 1 Properties where the purchaser assumes the Residence Inn Hotel Portfolio 1 Loan in accordance with the permitted transfers provision of the loan documents, a transferring Residence
Inn Hotel Portfolio 1 Borrower or sponsor may provide mezzanine financing to the purchaser in an amount which, when taken together with any other financing obtained by such purchaser, does not exceed 90% of the sale price, subject to receipt of a rating agency confirmation letter.

SUBSTITUTION PROVISIONS. Subject to the terms and conditions set forth in the loan agreement, Residence Inn Portfolio 1 Borrower(s) may, from time to time, replace an individual property with a qualified substitute property (a
"Property Substitution"), provided certain conditions, including the following, are met: (a) the aggregate of (i) the allocated loan amount with respect to the individual property to be replaced (the "Original Property"), plus (ii) the allocated loan amounts with respect to all individual properties previously or simultaneously replaced by Property Substitutions, shall be less than 50% of the then-current principal balance of the loan; (b) no event of default shall have occurred and be continuing on such date either before or after the
Property Substitution; (c) the then-current market value of any proposed qualified substitute property ("Substitute Property"), as determined by an appraisal acceptable to a reasonable commercial mortgage lender, shall equal or exceed the then-current market value of the Original Property immediately prior to the Property Substitution; (d) the net operating income of any Substitute
Property for the twelve-month period trailing the date of determination ("TTM
Period") shall equal or exceed the net operating income  of the Original
Property; (e) after giving effect to the Property Substitution, the DSCR for the aggregate portfolio shall be no less than the greater of (i) 1.39x, and
(ii) the DSCR with respect to the Residence Inn Portfolio 1 Loan for the TTM
Period; (f) each Substitute Property shall be (i) fully constructed and operating for a minimum of 12 months,  and (ii) a limited service hotel property or full service hotel property, in each case operating under a
Marriott franchise or any other brand affiliated with the foregoing; and (g)
Residence Inn Portfolio 1 Borrower(s) shall have delivered to the lender confirmation of each of the rating agencies assigning a rating to securities issued in connection with the Residence Inn Portfolio 1 Loan, that the Property
Substitution will not result in the qualification, withdrawal or downgrading of any such rating.

PROPERTY MANAGEMENT. Affiliates of Marriott are the property managers for all the Residence Inn Hotel Portfolio 1 Properties. Marriott is a leading worldwide hospitality company. Lodging activities, which include full-service, select-service, extended-stay and timeshare segments, develop, operate and franchise hotels and corporate housing properties under 13 separate brand names in 66 countries. As of December 31, 2004, Marriott International, Inc. operates or franchises approximately 2,632 lodging properties with 482,186 rooms.

Each management agreement shall be terminated by the applicable Borrower, at the lender's request, following any default (beyond applicable notice and cure periods) by the manager which permits termination of the management agreement.
In the event that the property manager elects not to renew the term of any management agreement at the end of the initial term or any renewal term thereof, or if any management agreement is otherwise terminated by the manager, then the applicable borrower shall appoint a replacement manager and a replacement hotel franchise to occupy and operate the property, each of which shall be acceptable to the lender and the rating agencies; provided, that
Remington Lodging and Hospitality, L.P. shall be deemed an acceptable replacement manager, and Starwood Hotels & Resorts Worldwide, Inc., Hilton
Hotels Corporation, Marriott International, Inc. or any brand of any of them shall be deemed an acceptable replacement hotel franchise, and the approval of any of the foregoing as manager or hotel franchise, as applicable, by lender and the rating agencies will not be required.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       51

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

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--------------------------------------------------------------------------------

RESIDENCE INN HOTEL PORTFOLIO 2
-------------------------------

[RESIDENCE INN HOTEL PORTFOLIO 2 PHOTO OMITTED]

[RESIDENCE INN HOTEL PORTFOLIO 2 PHOTO OMITTED]

-----------------------------------------------------------------------
                       PROPERTY INFORMATION
-----------------------------------------------------------------------
 Number of Mortgaged Properties                                    4
 Location (City/State)                                     See Table
 Property Type                                           Hospitality
 Size (Rooms)                                                    506
 Percentage Occupancy as of April 30, 2005                     79.3%
 Year Built                                                See Table
 Year Renovated                                            See Table
 Appraised Value                                         $58,000,000
 Underwritten Occupancy                                        80.5%
 Underwritten Revenues                                   $15,352,160
 Underwritten Total Expenses                             $10,034,532
 Underwritten Net Operating Income (NOI)                 $ 5,317,628
 Underwritten Net Cash Flow (NCF)                        $ 4,703,542

 ----------------------------------------------------------------------

-----------------------------------------------------------------------
                              LOAN INFORMATION
-----------------------------------------------------------------------
 Mortgage Loan Seller                                           MLML
 Loan Group                                                        1
 Origination Date                                      June 17, 2005
 Cut-off Date Principal Balance                          $43,490,000
 Cut-off Date Loan Balance Per Room                          $85,949
 Percentage of Initial Mortgage Pool Balance                    2.1%
 Number of Mortgage Loans                                          1
 Type of Security (fee/leasehold)                      Fee/Leasehold
 Mortgage Rate                                               5.3175%
 Amortization Type                                        IO-Balloon
 IO Period (Months)                                               60
 Original Term to Maturity/ARD (Months)                          120
 Original Amortization Term (Months)                             300
 Lockbox                                                        Hard
 Cut-off Date LTV Ratio                                        75.0%
 LTV Ratio at Maturity or ARD                                  67.1%
 Underwritten DSCR on NOI                                      1.69x
 Underwritten DSCR on NCF                                      1.49x
-----------------------------------------------------------------------

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       52

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAPS OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       53

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--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Residence Inn Hotel Portfolio 2 Loan") is secured by a first mortgage loan on the fee interest in three and leasehold interest in one limited service Marriott branded (Residence Inn) hotels (each, a "Residence Inn Hotel Portfolio 2 Property" and collectively the "Residence
Inn Hotel Portfolio 2 Properties") totaling 506 rooms. The Residence Inn Hotel
Portfolio 2 Loan represents approximately 2.1% of the initial mortgage pool balance and approximately 2.2% of the initial loan group 1 balance.

The Residence Inn Hotel Portfolio 2 Loan was originated on June 17, 2005 and has a principal balance as of the cut-off date of $43,490,000. The Residence
Inn Portfolio 2 Loan has a remaining term of 119 months and a scheduled maturity date of July 1, 2015. Beginning June 17, 2005 and ending the day that is two years after its securitization, the Residence Inn Hotel Portfolio 2 Loan permits prepayment subject to a prepayment premium equal to the greater of yield maintenance with United States government obligations and one percent of principal balance. Additionally, the Residence Inn Hotel Portfolio 2 Loan
permits defeasance with United States governmental obligations beginning two years after its securitization. The Residence Inn Hotel Portfolio 2 Loan may be
prepaid without premium on or after June 1, 2015.

THE BORROWER. The borrowers (the "Residence Inn Hotel Portfolio 2 Borrowers")
are each a single purpose entity owned and controlled indirectly by Ashford
Hospitality Limited Partnership, which is the operating partnership of Ashford
Hospitality Trust, Inc. Ashford Hospitality Trust, Inc. is a publicly traded real estate investment trust (REIT) headquartered in Dallas, TX. The company commenced operation and became a public REIT on August 29, 2003 and is listed on the NYSE under the ticker "AHT". Ashford Hospitality Trust, Inc. invests in both debt and equity investments, secured exclusively by hotel assets. As of
July 25, 2005, the company had an equity market capitalization of $488 million.
As of July 27, 2005, the company currently has equity investments in 77 hotels totaling 12,671 rooms, mezzanine loans secured by 18 hotels totaling 5,842 rooms and a first mortgage secured by 1 hotel totaling 1,225 rooms.

THE LOCKBOX. Each of the properties is managed by an affiliate of Marriott
International, Inc. ("Marriott"). At origination, the Residence Inn Hotel
Portfolio 2 Borrowers and managers are required to deposit all rents and other gross revenue (including credit card receivables) from the properties into a related manager-controlled account (the "Manager Account"). Pursuant to the applicable management agreements and related documents, the manager will apply the funds in the Manager Account to its base management fee, applicable taxes, insurance premiums and a capital improvements/FF&E reserve before transferring the remaining funds to a lender-controlled account. Funds in the lender-controlled account will be applied to payment of reserves for taxes and insurance premiums (unless Marriott is manager of the properties and such amounts are otherwise paid or reserved for by the manager), debt service, a reserve for capital improvements (unless Marriott is manager of the properties and otherwise paid or reserved for by the manager), fees of the cash management bank, operating expenses of the applicable property (unless Marriott is manager of the properties and otherwise paid or reserved for by the manager) and debt service on a permitted mezzanine loan (if any).

THE PROPERTIES. The Residence Inn Hotel Portfolio 2 Loan is collateralized by 4 properties containing a total of 506 rooms. The properties are located in 4 states and will be managed by affiliates of Marriott.

The following tables present certain information relating to the Residence Inn
Hotel Portfolio 2 Properties:



--------------------------------------------------------------------------------
                            PORTFOLIO PROPERTIES
                            --------------------

                                                                CUT-OFF DATE
                                        PROPERTY                 ALLOCATED
             PROPERTY NAME              LOCATION       ROOMS      BALANCE

 Residence Inn Sacramento .........  Sacramento, CA     176   $15,596,414
 Residence Inn Wilmington .........    Newark, DE       120   $11,622,328
 Residence Inn Providence .........    Warwick, RI       96   $ 8,548,034
 Residence Inn Ann Arbor ..........   Ann Arbor, MI     114   $ 7,723,224
--------------------------------------------------------------------------------
 TOTAL ............................                     506   $43,490,000
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                     YEAR BUILT/
                                        YEAR
             PROPERTY NAME           RENOVATED(1)                      BORROWER

 Residence Inn Sacramento .........   1986/2002   Ruby Sacramento Cal Expo Limited Partnership
 Residence Inn Wilmington .........     1989      Ruby Wilmington Newark Limited Partnership
 Residence Inn Providence .........   1989/2000   Ruby Providence Warwick Limited Partnership
 Residence Inn Ann Arbor ..........   1985/2004   Ruby Ann Arbor Limited Partnership
------------------------------------------------------------------------------------------------
 TOTAL ............................
------------------------------------------------------------------------------------------------


--------------
(1) The Residence Inn Hotel Portfolio 2 Borrowers are obligated under the loan documents to spend the following on capital improvements by December 31,
    2006: (i) $289,540 for Residence Inn Sacramento; (ii) $2,715,245 for
    Residence Inn Wilmington; (iii) $814,241 for Residence Inn Providence and
    (iv) $825,000 for Residence Inn Ann Arbor. Ashford Hospitality Limited
    Partnership provided a guaranty for the required capital expenditures.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       54

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                             OPERATIONAL STATISTICS(1)
                                             ------------------------

                                                                                 TRAILING 12-MONTH
                                                      2003           2004           APRIL 2005             UW

 Average Daily Rate (ADR) ....................   $ 100.30       $ 100.78       $ 101.62              $ 101.72
 Occupancy % .................................       76.6%          78.5%          79.3%                 80.5%
 Revenue per Available Room (RevPAR) .........   $  76.79       $  79.15       $  80.61              $  81.86
-----------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
                                      PENETRATION INDICES(2)
                                      ----------------------

                PROPERTY NAME                    ADR INDEX      OCCUPANCY INDEX      REVPAR INDEX

 Residence Inn Sacramento Cal Expo .........       114.9%            120.4%             138.4%
 Residence Inn Wilmington Newark ...........       107.8%            102.2%             110.1%
 Residence Inn Providence Warwick ..........       105.1%            107.3%             112.7%
 Residence Inn Ann Arbor ...................       131.7%            109.1%             143.6%
----------------------------------------------------------------------------------------------------
 TOTAL .....................................       115.1%            111.1%             128.0%
----------------------------------------------------------------------------------------------------


THE MARKET(2),(3),(4). The Residence Inn Sacramento property is located at 1530
Howe Avenue in the city of Sacramento, in Sacramento County, California in the
Sacramento--Arden-Arcade--Roseville, CA from the Metropolitan Statistical Area
(MSA). The property is approximately five miles from downtown Sacramento and is less than one mile from the California Exposition & State Fair grounds.
According to a report by a lodging industry data provider (the "Third Party
Report"), the March 2005 trailing twelve-month average for the competitive set in occupancy, average daily room rate and RevPAR was 65.8%, $85.22, and $56.03 respectively.

The Residence Inn Wilmington Newark property is located at 240 Chapman Road in the city of Newark, in New Castle County, Delaware in the Philadelphia-Camden-
Wilmington, PA-NJ-DE-MD MSA. The property is located in the Newark/Christiana sub-market, roughly ten miles west of Wilmington, Delaware. Additionally, it is located two miles from the Christina Mall, four miles from the Delaware Race
Track and Slots and four miles from the University of Delaware. According to the
Third Party Report, the March 2005 trailing twelve-month average for the competitive set in occupancy, average daily room rate and RevPAR was 71.6%,
$100.75, and $72.16 respectively.

The Residence Inn Providence property is located at 500 Kilvert Street in the city of Warwick, in Kent County, Rhode Island in the Providence-Warwick-
Pawtucket, RI MSA. The property is approximately one mile northeast on the
Warwick and Rhode Island Malls, seven miles south of Providence and one mile west of Providence airport. According to the Third Party Report, the March 2005 trailing twelve-month average for the competitive set in occupancy, average daily room rate and RevPAR was 79.4%, $96.33, and $76.49 respectively.

The Residence Inn Ann Arbor property is located at 800 Victors Way in the city of Ann Arbor, in Washtenaw County, Michigan in the Ann Arbor, MI MSA. The
property is approximately two miles south of downtown Ann Arbor and the
University of Michigan and is located 1 mile from Briarwood Mall. According to the Third Party Report, the March 2005 trailing twelve-month average for the competitive set in occupancy, average daily room rate and RevPAR was 73.8%,
$74.84, and $55.23 respectively.

--------------
(1) As provided by the Residence Inn Hotel Portfolio 2 Borrowers.
(2) Residence Inn Hotel Portfolio 2 Properties ADR, Occupancy and RevPAR
    statistics as compared to Competitive Set ADR, Occupancy and RevPAR information obtained from a lodging industry data provider as of March 2005.
(3) Certain information obtained from a third party appraisals. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.
(4) Competitive set ADR, Occupancy and RevPAR statistics were obtained from a lodging industry data provider as of March 2005.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       55

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrows/reserves have been established with respect to the Residence Inn Hotel Portfolio 2 Loan:

           --------------------------------------------------------
                                ESCROWS/RESERVES
                                ----------------

                     TYPE:                  INITIAL       MONTHLY

           Ground Rent ...............     $ 13,333       $13,333
           Immediate Repairs .........     $419,968       $     0
           --------------------------------------------------------

Monthly Taxes, Insurance and Replacement Reserves   Monthly escrows for taxes,
insurance premiums and replacement reserves will be held by the property managers, affiliates of Marriott International, Inc.

Capital Improvement Guaranty   The Residence Inn Hotel Portfolio 2 Borrowers are
obligated under the loan documents to spend a total of $4,644,026 on capital improvements by December 31, 2006. Ashford Hospitality Limited Partnership
provided a guaranty for the required capital expenditures. Ashford Hospitality
Limited Partnership is obligated under the guaranty to maintain (i) a tangible net worth equal to or not less than $100 million and (ii) liquid assets in excess of its guaranteed obligations.

PARTIAL DEFEASANCE. The Residence Inn Hotel Portfolio 2 Borrowers may elect to defease the Residence Inn Hotel Portfolio 2 Loan in whole or in part provided that the conditions set forth in the loan documents are satisfied, including no defeasance will be permitted until after the second anniversary of the creation of the securitization trust or if any event of default under the mortgage loan documents has occurred and is continuing.

ADDITIONAL DEBT. The Residence Inn Hotel Portfolio 2 Borrowers will not be permitted to further encumber the property or incur additional indebtedness while the Residence Inn Hotel Portfolio 2 Loan is outstanding, except, if the
DSCR is greater than 1.50x and the LTV based on new appraisals is not more than
70%, then the Residence Inn Hotel Portfolio 2 Borrowers may incur mezzanine indebtedness such that the loan-to-value ratio of total indebtedness (i.e.,
Residence Inn Hotel Portfolio 2 Loan plus mezzanine loan) does not exceed 75%
and the all-in DSCR does not fall below 1.35x. In addition, in connection with the sale of the Residence Inn Hotel Portfolio 2 Properties where the purchaser assumes the Residence Inn Hotel Portfolio 2 Loan in accordance with the permitted transfers provision of the loan documents, a transferring Residence
Inn Hotel Portfolio 2 Borrower or sponsor may provide mezzanine financing to the purchaser in an amount which, when taken together with any other financing obtained by such purchaser, does not exceed 90% of the sale price, subject to receipt of a rating agency confirmation letter.

SUBSTITUTION PROVISIONS. Subject to the terms and conditions set forth in the loan agreement, Residence Inn Portfolio 2 Borrower(s) may, from time to time, replace an individual property with a qualified substitute property (a
"Property Substitution"), provided certain conditions, including the following, are met: (a) the aggregate of (i) the allocated loan amount with respect to the individual property to be replaced (the "Original Property"), plus (ii) the allocated loan amounts with respect to all individual properties previously or simultaneously replaced by Property Substitutions, shall be less than 50% of the then-current principal balance of the loan; (b) no event of default shall have occurred and be continuing on such date either before or after the
Property Substitution; (c) the then-current market value of any proposed qualified substitute property ("Substitute Property"), as determined by an appraisal acceptable to a reasonable commercial mortgage lender, shall equal or exceed the then-current market value of the Original Property immediately prior to the Property Substitution; (d) the net operating income of any Substitute
Property for the twelve-month period trailing the date of determination ("TTM
Period") shall equal or exceed the net operating income  of the Original
Property; (e) after giving effect to the Property Substitution, the DSCR for the aggregate portfolio shall be no less than the greater of (i) 1.39x, and
(ii) the DSCR with respect to the Residence Inn Portfolio 1 Loan for the TTM
Period; (f) each Substitute Property shall be (i) fully constructed and operating for a minimum of 12 months,  and (ii) a limited service hotel property or full service hotel property, in each case operating under a
Marriott franchise or any other brand affiliated with the foregoing; and (g)
Residence Inn Portfolio 2 Borrower(s) shall have delivered to the lender confirmation of each of the rating agencies assigning a rating to securities issued in connection with the Residence Inn Portfolio 2 Loan, that the Property
Substitution will not result in the qualification, withdrawal or downgrading of any such rating.

PROPERTY MANAGEMENT. Affiliates of Marriott are the property managers for all the Residence Inn Hotel Portfolio 2 Properties. Marriott is a leading worldwide hospitality company. Lodging activities, which include full-service, select-service, extended-stay and timeshare segments, develop, operate and franchise hotels and corporate housing properties under 13 separate brand names in 66 countries. As of December 31, 2004, Marriott International Inc. operates or franchises approximately 2,632 lodging properties with 482,186 rooms.

Each management agreement shall be terminated by the applicable Residence Inn
Hotel Portfolio 2 Borrower, at the lender's request, following any default
(beyond applicable notice and cure periods) by the manager which permits termination of the management agreement. In the event that Marriott
International, Inc. elects not to renew the term of any management agreement at the end of the initial term or any renewal term thereof, or if any management agreement is otherwise terminated by the manager, then the applicable borrower shall appoint a replacement manager and a replacement hotel franchise to occupy and operate the property, each of which shall be acceptable to lender and the rating agencies; provided, that Remington Lodging and Hospitality, L.P. shall be deemed an acceptable replacement manager, and Starwood Hotels & Resorts
Worldwide, Inc., Hilton Hotels Corporation, Marriott International, Inc. or any
brand of any of them shall be deemed an acceptable replacement hotel franchise, and the approval of any of the foregoing as manager or hotel franchise, as applicable, by lender and the rating agencies will not be required.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       56

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

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--------------------------------------------------------------------------------

MORGAN RV PORTFOLIO
-------------------

[MORGAN RV PORTFOLIO PHOTO OMITTED]

[MORGAN RV PORTFOLIO PHOTO OMITTED]

-----------------------------------------------------------------------
                        PROPERTY INFORMATION
-----------------------------------------------------------------------
 Number of Mortgaged Real Properties                               3
 Location (City/State)                                     See Table
 Property Type                                  Manufactured Housing
 Size (Pads)                                                   2,087
 Percentage Occupancy as of May 1, 2005                    100.0%(1)
 Year Built                                               See Table
 Year Renovated                                           See Table
 Appraisal Value                                         $56,200,000
 # of Tenants                                                    NAP
 Average Rent Per Pad                                   $1,923.05(2)
 Underwritten Occupancy                                     93.1%(3)
 Underwritten Revenues                                    $5,595,312
 Underwritten Total Expenses                              $1,750,938
 Underwritten Net Cash Flow (NOI)                         $3,844,374
 Underwritten Net Cash Flow (NCF)                         $3,740,024

 ----------------------------------------------------------------------

-----------------------------------------------------------------------
                            LOAN INFORMATION
-----------------------------------------------------------------------
 Mortgage Loan Seller                                            CRF
 Loan Group                                                        1
 Origination Date                                      June 10, 2005
 Cut-off Date Principal Balance                          $41,464,994
 Cut-off Date Loan Balance Per Pad                           $19,868
 Percentage of Initial Mortgage Pool Balance                    2.0%
 Number of Mortgage Loans                                          1
 Type of Security (fee/leasehold)                                Fee
 Mortgage Rate                                               5.9330%
 Amortization Type                                           Balloon
 IO Period (Months)                                                0
 Original Term to Maturity/ARD (Months)                          120
 Original Amortization Term (Months)                             360
 Lockbox                                                        Soft
 Cut-off Date LTV Ratio                                        73.8%
 LTV Ratio at Maturity or ARD                                  62.5%
 Underwritten DSCR on NOI                                      1.30x
 Underwritten DSCR on NCF                                      1.26x

-----------------------------------------------------------------------

(1) The percentage occupancy is based on the number of seasonal pads rented for the season at each property and represents 204 pads for Alpine Lake; 1,105 pads for Brennan Beach; and 161 pads for Sandy Beach. The season generally runs from May 1st to October 15th.
(2) Average Rent per pad for the Morgan RV Portfolio is based on the number of seasonal pads rented for the season at each property and represents 204 pads for Alpine Lake; 1,105 pads for Brennan Beach; and 161 pads for Sandy Beach.
    Seasonal units account for 27% of Alpine Lake revenue, 62% of Brennan Beach revenue and 68% of Sandy Beach revenue.
(3) Underwritten Occupancy is based on the Underwritten Economic Occupancy.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       57

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAPS OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       58

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Morgan RV Portfolio Loan") is evidenced by a single promissory note secured by a first mortgage encumbering three mobile home parks located in Contoocook, New Hampshire, Corinth, New York and Pulaski,
New York (collectively, the "Morgan RV Portfolio Properties"). The Morgan RV
Portfolio Loan represents approximately 2.0% of the initial mortgage pool balance and approximately 2.1% of the initial loan group 1 balance.

The Morgan RV Portfolio Loan was originated on June 10, 2005, and has a principal balance as of the cut-off date of $41,464,994. The Morgan RV
Portfolio Loan has a remaining term of 119 months and a scheduled maturity date of July 8, 2015. The Morgan RV Portfolio Loan permits defeasance (i) in whole or (ii) in part in connection with a release of an individual property, in each case with non-callable government securities beginning two years after the creation of the series 2005-CIP1 securitization trust. The Morgan RV Portfolio may be prepaid with a prepayment premium on or after April 8, 2015.

THE BORROWERS. The "Borrowers" are (i) Alpine Lake RV Resort, LLC, (ii) Brennan
RV Resort, LLC and (iii) Sandy Beach RV Resort, LLC, each a Delaware limited liability company and a special purpose entity. The sponsor of the Borrowers is
Robert Morgan, the founder of Morgan Management, LLC ("Morgan Management").
Robert Morgan is a real estate developer who owns and manages 70 manufactured housing communities with over 9,500 sites. In addition, he owns and operates several RV resorts, consisting of approximately 7,000 RV sites and is the owner/manager of over 1,000 RV sites in the Northeast

LOCKBOX. The mortgage loan requires a soft lockbox and in-place cash management. At origination, the Borrowers were required to establish a lockbox account. On each business day, all funds in the lockbox account are transferred to an account specified by the Borrowers unless a "cash management period" is continuing, in which event all funds in the lockbox account are required to be transferred on a daily basis to a cash management account. A "cash management period" means (i) any "seasonality reserve period," (ii) any period commencing upon the maturity date of the Morgan RV Portfolio Loan, (iii) any period during which an event of default under the loan documents is continuing or (iv) any
"cash sweep period." A "seasonality reserve period" means, in each calendar year during the loan term, December 15 through the date upon which an amount of funds equal to the aggregate tax and insurance monthly installments, required debt service payments and capital expenditures reserve monthly installments for the twelve successive months commencing on the next succeeding June 1 have been deposited into the seasonality reserve sub-account. During the twelve successive months commencing each June 1 during the loan term, payments due under the loan will be applied by Lender from the seasonality reserve sub-account of the cash management to satisfy monthly tax and insurance, debt service and capital expenditures reserve payments. A "cash sweep period" will occur if, as of May 30 of any year, the adjusted debt service coverage ratio for the Morgan RV Portfolio Loan is not greater than 1.20:1, and will continue until, as of May 30 of any year thereafter, the adjusted debt service coverage ratio is 1.35:1 or greater. Cash swept funds are deposited into a Debt Service
Payment Reserve.

THE PROPERTIES(1). The Morgan RV Portfolio Properties consist of three recreational vehicle ("RV") resort and camping communities located in
Contoocook, NH, Saratoga, NY, and Corinth, NY.  The Morgan RV Portfolio
Properties in the aggregate contain approximately 2,087 RV sites located on a total of 424 acres.

The following table presents certain information relating to the Morgan RV
Portfolio Properties:



-----------------------------------------------------------------------------------------
                                 PORTFOLIO PROPERTIES
                                 --------------------

                                                                YEAR BUILT/    NUMBER
            PROPERTY                        LOCATION             RENOVATED    OF PADS

 Alpine Lake ................   78 Heath Road, Corinth, NY      1978/2003        500
 Brennan Beach .............. 80 Brennan Beach, Pulaski, NY       1965         1,400
 Sandy Beach ................     677 Clement Hill Road,
                                      Contoocook, NH            1960/2003        187
-----------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE .....                                                  2,087
-----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                               % OF                       AVERAGE
                               TOTAL        AVERAGE        MARKET                       APPRAISED
            PROPERTY           PADS       RENT/PAD(2)     RENT/PAD(3)   OCCUPANCY(4)       VALUE

 Alpine Lake ................  24.0%       $2,477.16       $3,487.50       100.0%      $20,110,000
 Brennan Beach ..............  67.1%       $1,692.75       $3,037.50       100.0%      $29,420,000
 Sandy Beach ................

                                9.0%       $2,801.55       $3,087.50       100.0%       $6,670,000
------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE ..... 100.0%       $1,923.05       $3,204.17       100.0%      $56,200,000
------------------------------------------------------------------------------------------------------


SANDY BEACH RV RESORT COMMUNITY. The Sandy Beach RV Resort Community is a
seasonal resort community located at 677 Clement Hill Road, Contoocook, NH. The community was originally developed in the 1960s and underwent a utility upgrade and modernization in 2000 to allow for full hookups at each site, including
50-amp electrical service, telephone jack, high-speed Internet and cable lines, and new water and wastewater lines to each pad site.  Typical pad sites are approximately 2,500-3,000 square feet in size.

---------------------
(1) Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.
(2) Average Rent per pad for the Morgan RV Portfolio is based on the number of seasonal pads rented for the season at each property and represents 204 pads for Alpine Lake; 1,105 pads for Brennan Beach; and 161 pads for Sandy Beach.
    The season generally runs from May 1st to October 15th.
(3) Market Rent per pad is based on seasonal rents at competitive properties.
(4) The percentage occupancy is based on the number of seasonal pads rented for the season at each property and represents 204 pads for Alpine Lake; 1,105 pads for Brennan Beach; and 161 pads for Sandy Beach. Seasonal units account for 27% of Alpine Lake revenue, 62% of Brennan Beach revenue and 68% of
    Sandy Beach revenue.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       59

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

The community is situated on 39 acres and contains 187 sites, of which 182 are
RV sites, three are rental cabins and two are residential dwellings. Of the 182
RV sites, there are 161 (seasonal sites, meaning they are rented out by the season rather than by the night or week. These sites are 100% occupied for the
2005 season (which runs from May 1 to October 15).According to the management company there is a waiting list of 30-40 families who have requested seasonal sites and that the seasonal occupancy has been 100% since 2002. The seasonal sites are occupied by either a tenant- or park- owned model or travel trailer that typically is improved with landscaping and decks. The remaining 21 sites are transient. These sites accommodate daily, weekly or monthly renters.

The Sandy Beach RV Resort Community has lake frontage and a beach along Rolfe
Pond. Resort amenities include a large gazebo, a tennis court, recreational equipment/playground on the beach, a community store, and an on-site manager.
Two bathhouses are located in the community, one of which was recently constructed. A laundry facility was also recently constructed.

ALPINE LAKE RV RESORT COMMUNITY. The Alpine Lake RV Resort Community is a
seasonal resort community located at 78 Heath Road, Corinth, NY. The community was originally developed in 1978 and recently underwent a utilities update to provide state-of-the-art, full hookup services at each of the sites. Typical sites are pull-throughs, and all include full hookups with 30- or 50-amp electrical service, modem and cable lines, as well as water and wastewater lines to each site.  Typical sites range in size from 2,000 square feet to
4,000 square feet.

The community is situated on 185 acres and contains 500 sites, of which 204 are seasonal RV sites, 286 are transient RV sites, and 10 are rental cabins. The seasonal RV sites are 100% occupied for the 2005 season (May 1 to October 15).
According to the management company there is a 150-person waiting list for the seasonal sites2. The seasonal sites are occupied by either a tenant-or park-
owned model or travel trailer that typically is improved with landscaping and decks. The transient sites accommodate daily, weekly or monthly renters.

The Alpine Lake RV Resort Community has a waterfront location on Alpine Lake and encompasses a pond.  Resort amenities include two in-ground pools, two tennis court areas, a sports field, a picnic area, a community store, a recreation building, a teen recreation center and a community clubhouse that features a game room/arcade, bingo hall, shuffleboard court, and horseshoe pits.  There is a full-service restaurant located on the shore of the pond.
The resort offers recreational activities including rental paddle boats and off-road motorbikes.  There are several bathhouses located throughout the community, one of which includes a laundry room. There is also a trolley that transports visitors from the resort to Lake George. The Alpine Lake RV Resort
Community has received a five-star recreation rating from Woodall's.

BRENNAN BEACH RV RESORT COMMUNITY. The Brennan Beach RV Resort Community is a
seasonal resort community located at 80 Brennan Beach, Pulaski, NY. The community was originally developed in the 1960's and recently underwent an infrastructure upgrade.  All sites are equipped for full hookup with 30- or
50-amp electrical service and cable lines, as well as water and wastewater lines.  Seasonal sites are approximately 2,500 square feet and transient sites are approximately 4,000 square feet.

The community is situated on 200 acres and contains 1,400 sites, of which approximately 1,105 are seasonal RV sites, 271 are transient RV sites and 24 rental cabins. The seasonal RV sites are 100% occupied for the 2005 season (May
1 to October 15). According to the management company there is a 200-person waiting list for the seasonal sites. The seasonal sites are occupied by either a tenant- or park- owned model or travel trailer that typically is improved with landscaping and decks. The transient sites accommodate daily, weekly or monthly renters.

The Brennan Beach RV Resort Community has a waterfront location. Amenities include three in-ground pools, two tennis court areas, a sports field, a picnic area, a community store and restaurant, a recreation building, a community clubhouse featuring indoor miniature golf and game room, a shuffle board court, and several bathhouses. The resort offers a series of shower and bathroom buildings dispersed throughout the community as well as a laundry facility. The
Brennan Beach RV Resort Community has received a five-star recreation rating from Woodall's.

---------------------
(2)   CRF was not able to verify this information.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       60

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE MARKET.(1) The Sandy Beach RV Resort Community is located approximately 14.8 miles North of the state capitol of New Hampshire, Concord, and approximately over 78 miles from the Boston, MA area. Nearby attractions include the White
Mountains and the New Hampshire seacoast.  The resort is approximately 30 miles from the New Hampshire International Speedway in Louden (NASCAR) and
approximately 20 miles away from retail centers in Manchester.

The Alpine Lake RV Resort Community is located between Saratoga Springs and
Lake George, New York, in the Adirondack vacation area.  Lake George offers recreational activities and vacation venues including Water Slide World, Fort
William Henry, Great Escape & Splashwater Kingdom, Lake George Steamboat
Company, and Lake George Opera.Additionally, Saratoga has the oldest horse racetrack in the U.S.  Additional attractions include Saratoga's Performing
Arts Center (SPAC), Saratoga Equine Sports Center and the Albany-Saratoga
Speedway.  Local attractions include health resorts, historical attractions, a rodeo and white water rafting.

The Brennan Beach RV Resort Community is located in the village of Pulaski, NY which is located approximately 43 miles north of Syracuse.  The community overlooks a sandy beach on the eastern shores of Lake Ontario. Local attractions include fishing either on Lake Ontario or in nearby rivers.

ESCROWS/RESERVES. The following escrows/reserves have been established with respect to the Morgan RV Portfolio Loan:

       ------------------------------------------------------------
                                    ESCROWS/RESERVES
                                    ----------------

                     TYPE:                  INITIAL     MONTHLY

         Taxes ........................     $210,682      $0
         Insurance ....................      $62,389      $0
         Immediate Repairs ............   $1,405,471      $0
         Capital Expenditures .........     $104,350      $0
         Seasonality Reserve ..........   $2,964,344      $0
         Debt Service Reserve .........   $1,482,172      $0
       ------------------------------------------------------------

DEBT SERVICE RESERVE. The initial deposit represents six month of debt service.
Amounts in this reserve are held as additional collateral for the Morgan RV
Portfolio Loan and will be released to the borrower under the following terms:
(a) in the even that the DSCR for the loan exceeds 1.50:1 for three succeeding annual determinations and no event of default has occurred and is continuing,
50% of the then current balance will be released; and (b) in the event that the
DSCR for the loan exceeds 1.70:1 for any subsequent annual determination and no event of default has occurred and is continuing, the balance of the reserve will be released.

SEASONALITY RESERVE. The initial deposit represents 12 months of debt service.
This reserve has been established to account for the seasonal nature of revenues at the Morgan RV Portfolio Properties. Amounts in this reserve will be transferred monthly to the lender in an amount equal to the debt service then due. Additionally, this reserve will be funded throughout the life of the
Morgan RV Portfolio Loan by a cash flow sweep commencing on December 15 and continuing until amounts on deposit are sufficient to pay the debt service, taxes, insurance, and capital expenditure reserve amount for the twelve months commencing on the following June 15. See "Lockbox" above.

TAXES, INSURANCE AND CAPITAL EXPENDITURE RESERVE. The initial deposits represent twelve months of escrows for these amounts. Future escrows for taxes, insurance, and capital expenditures will be funded through the seasonality reserve described above.

MONTHLY RESERVES/ESCROWS. Amounts for taxes, insurance, and capital expenditures are escrowed/reserved on an ongoing basis through the seasonality reserve described above.

RELEASE PROVISIONS. So long as no event of default under the mortgage loan is continuing, the Morgan RV Portfolio Loan permits partial defeasance of the loan in connection with a release of individual properties with non-callable government securities beginning two years after the creation of the series
2005-CIP1 securitization trust, in an amount equal to the greater of (i) 125%
of the allocated loan amount of the property to be defeased, (ii) in the event that such partial defeasance is in connection with the sale of the property to be defeased to a third party unaffiliated with the Borrowers or its sponsor, in an arm's-length transaction pursuant to the permitted transfer provisions of the loan documents, an amount equal to 85% of the gross sales price to be paid by or on behalf of such transferee for purchase of such property, and (iii) an amount which causes the adjusted debt service coverage ratio with respect to the undefeased portion of the Morgan RV Portfolio Loan to be at least 1.35:1.
The conditions for partial defeasance include payment by the Borrowers of all reasonable fees and expenses associated with the partial defeasance, and written confirmation from the relevant rating agencies that such partial defeasance will not result in any withdrawal, qualification or downgrade the then-applicable rating on any security issued in connection with the Morgan RV
Portfolio Loan.
---------------------
(1)   Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       61

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

TRANSFER. The Borrowers are currently seeking to transfer their interests in and to the Morgan RV Portfolio Properties to a third party transferee comprised of affiliates of Equity Lifestyle Properties, Inc. In connection with such transfer, the transferee will assume the Borrowers' rights and obligations in connection with the Morgan RV Portfolio Loan. The transfer is structured as a
"reverse 1031 exchange" whereby the original Borrowers will transfer title to the Morgan RV Portfolio Properties to a new borrower (comprised of three entities satisfying the special-purpose entity requirements of the loan documents) of which 100% is owned by a third party 1031 exchange accommodator.
The new borrow will simultaneously lease the Morgan RV Portfolio Properties to another entity satisfying the special-purpose entity requirements and affiliated with Equity Lifestyle Properties, Inc. to operate and manage the
Morgan RV Portfolio Properties. The new borrower and the operating lessee will provide a fee and leasehold mortgage of their interests in the property as security for the Morgan RV Portfolio Loan. In addition, MHC Operating Limited
Partnership ("MHC"), an Illinois limited partnership, an affiliate of Equity
Lifestyle Properties, Inc., will provide a recourse guaranty and environmental indemnity in connection with the Morgan RV Portfolio Loan. At or prior to the expiration of a time period to accommodate the tax-deferred exchange, 100% of the membership interest in the new borrower will be transferred to MHC, and upon such transfer the operating lease, by its terms, will terminate. In connection with the foregoing transaction, MHC has made a loan to the new borrower (owned by the third party accommodator) in an amount equal to sufficient to enable the new borrower to purchase the Mortgage RV Properties.
Such loan is evidenced by a promissory note, which is unsecured and by its terms is subject and subordinate to the Morgan RV Portfolio Loan. The new borrower's obligations under the promissory note shall be fully discharged upon conveyance of the membership interests in the new borrower to MHC.

According to Equity Lifestyle Properties, Inc.'s December 31, 2004 10-K (filed on March 31, 2005), Sam Zell is chairman of the board of four publicly traded real estate companies: Equity Office Properties Trust (NYSE:EOP), Equity
Residential (NYSE:EQR), Equity Lifestyle Properties, Inc. (NYSE:ELS), and
Capital Trust (NYSE:CT). Equity Lifestyle Properties, Inc. (NYSE:ELS), a
publicly traded REIT since 1993, has been in business for over 25 years. As of
December 31, 2004, the company owned or had an ownership interest in a portfolio of 275 properties located in 25 states and British Columbia containing 101,231 residential sites. The company employs approximately 1,500 employees with 2004 revenue of $353.0M (up 30.2%. from 2003).

PROPERTY MANAGEMENT. Morgan Management, LLC is the property manager for the
Morgan RV Properties. Morgan Management has developed manufactured housing communities in Maine, Massachusetts, Florida, New York, Ohio and Pennsylvania.
Morgan Management's investment portfolio includes 200,000 square feet of retail space, 600,000 square feet of office/industrial complexes and several apartment buildings. Robert Morgan has more than 25 years of experience in the housing and development industry.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       62

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

SAN ANTONIO PORTFOLIO
---------------------

[SAN ANTONIO PORTFOLIO PHOTO OMITTED]

[SAN ANTONIO PORTFOLIO PHOTO OMITTED]

----------------------------------------------------------------------
                            PROPERTY INFORMATION
----------------------------------------------------------------------
 Number of Mortgaged Real Properties                              10
 Location (City/State)                                Various, Texas
 Property Type                                             Mixed Use
 Size (Square Feet)                                          498,919
 Percentage Occupancy as of various Occupancy Dates            94.0%
 Year Built                                                See Table
 Year Renovated                                            See Table
 Appraisal Value                                         $51,910,000
 # of Tenants                                                    132
 Average Rent Per Square Foot                                 $11.21
 Underwritten Occupancy                                        90.5%
 Underwritten Revenues                                    $6,717,022
 Underwritten Total Expenses                              $2,423,397
 Underwritten Net Cash Flow (NOI)                         $4,293,625
 Underwritten Net Cash Flow (NCF)                         $3,927,275

 ---------------------------------------------------------------------

----------------------------------------------------------------------
                         MORTGAGE LOAN INFORMATION
----------------------------------------------------------------------
 Mortgage Loan Seller                                           MLML
 Loan Group                                                        1
 Origination Date                                      June 23, 2005
 Cut-off Date Principal Balance                          $39,800,000
 Cut-off Date Loan Balance Per SF/Unit                           $80
 Percentage of Initial Mortgage Pool Balance                    1.9%
 Number of Mortgage Loans                                          1
 Type of Security (fee/leasehold)                                Fee
 Mortgage Rate                                               5.6780%
 Amortization Type                                        IO-Balloon
 IO Period (Months)                                               36
 Original Term to Maturity/ARD (Months)                          120
 Original Amortization Term (Months)                             360
 Lockbox                                                        Hard
 Cut-off Date LTV Ratio                                        76.7%
 LTV Ratio at Maturity or ARD                                  68.8%
 Underwritten DSCR on NOI                                      1.55x
 Underwritten DSCR on NCF                                      1.42x
----------------------------------------------------------------------

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       63

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       64

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "San Antonio Portfolio Loan") is evidenced by a single promissory note secured by a first mortgage encumbering 9 retail properties and 1 self storage property (the San Antonio Portfolio Properties")
located in the state of Texas. The San Antonio Portfolio Loan represents approximately 1.9% of the initial mortgage pool balance and approximately 2.0%
of the initial loan group 1 balance.

The San Antonio Portfolio Loan was originated on June 23, 2005 and has a principal balance as of the cut-off date of $39,800,000. The San Antonio
Portfolio Loan has a remaining term of 119 months and a scheduled maturity date of July 1, 2015. The San Antonio Portfolio Loan may be prepaid on or after May
1, 2015 and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

THE BORROWERS. The borrowers, Countryside Plaza, Ltd., Southwest Junction,
Ltd., and B&M Real Estate, Ltd., (the "San Antonio Portfolio Borrowers") are
each a Texas limited partnership. The general partner of Countryside Plaza,
Ltd. is KLMR-LRB Countryside, L.L.C., a Delaware limited liability company which owns a 1.08% general partnership interest in Countryside Plaza, Ltd.
Larry R. Baumgardner and KLMR, Inc. each own a 50% membership interest in
KLMR-LRB Countryside, L.L.C. KLMR, Inc. is wholly owned by Maychild, Ltd.
Maychild, Ltd. is wholly owned by various members of the Mays family. The
98.92% limited partnership interests in Countryside Plaza Ltd. are owned indirectly by Larry R. Baumgardner (14.013%) and Carole Baumgardner (13.197%)
and directly by Maychild, Ltd. (71.71%). The general partner of Southwest
Junction, Ltd. is KLMR-LRB Southwest, L.L.C., a Delaware limited liability company which owns a 1.08% general partnership interest in Southwest Junction,
Ltd. Larry R. Baumgardner and KLMR, Inc. each own a 50% membership interest in
KLMR-LRB Southwest, L.L.C. The 98.92% limited partnership interests in
Southwest Junction, Ltd. are owned indirectly by Larry R. Baumgardner (14.013%)
and Carole Baumgardner (13.197) and directly by Maychild, Ltd. (71.71%). The general partner of B&M Real Estate, Ltd. is B&M Delaware, L.L.C., a Delaware
limited liability company which owns a 1.08% general partnership interest in
B&M Real Estate, Ltd. LRB Properties, Inc. and KLMR, Inc. each own a 50%
membership interest in B&M Delaware, L.L.C. The 98.92% limited partnership interests in B&M Real Estate, Ltd. are directly owned by Larry R. Baumgardner
(27.21%) and Maychild, Ltd. (71.71%).

Larry R. Baumgardner and Randall T. Mays, serve as the indemnitors for the San
Antonio Portfolio Loan. Randall T. Mays is Executive Vice President and Chief
Financial Officer of Clear Channel Worldwide. Clear Channel Worldwide currently owns over 1200 radio stations, 36 television stations, over 770,000 outdoor advertising displays and the LIVE entertainment company. Mr. Baumgardner is the principal of Dominion Advisory Group a diversified, full service, corporate real estate services firm based in San Antonio, Texas, formed in 1993, as well as an integrated group of related companies.

LOCKBOX. The San Antonio Portfolio Loan requires a hard lockbox and cash management. The loan documents require the San Antonio Portfolio Borrowers to direct the tenants (with the exception of the Bulverde Mini Storage Property)
to deposit all rents and other revenue from the San Antonio Portfolio
Properties directly into the clearing account. With respect to the Bulverde
Mini-Storage Property only, the San Antonio Portfolio Borrowers (i) shall not be required to send tenant direction letters to the tenants at the Bulverde
Mini -Storage Property and (ii) shall collect or cause the manager to collect all of the rents for the Bulverde Mini-Storage Property and deposit them into the clearing account within one (1) business day of receipt. Each business day, all funds in the clearing account are transferred to a cash management account.
Provided no event of default is continuing, funds in the cash management account are applied to fund tax and insurance reserve accounts, pay monthly debt service, fund replacement reserves, tenant improvement and leasing commission reserves, and pay all costs and expenses incurred by the cash management bank in connection with administering the cash management account and, following a Cash Management Period (defined below), operating expenses and extraordinary expenses for the applicable month. Prior to the occurrence of a
Cash Management Period, all funds remaining in the cash management account
(after deposits for the items referred to in the immediately preceding sentence) shall be disbursed to an account specified by the San Antonio
Portfolio Borrowers and upon the occurrence and during the continuance of a
Cash Management Period, all funds remaining in the cash management account
(after deposits for the items referred to in the immediately preceding sentence) shall be deposited into the excess cash reserve account and held by the lender as additional collateral for the San Antonio Portfolio Loan

"Cash Management Period" shall mean the period (a) commencing on the date upon which the debt service coverage ratio for the San Antonio Portfolio Properties, as reasonably determined by the lender, for the immediately preceding three month period is less than 1.15 to 1.00, and ending on the date the debt service coverage ratio equals or exceeds 1.15 to 1.00 for the immediately preceding three month period or (b) commencing on the date upon which an event of default occurs and ending on the date that such event of default is cured.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       65

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

THE PROPERTIES.

The following table presents certain information regarding the San Antonio
Portfolio Properties:



--------------------------------------------------------------------------------
                           PORTFOLIO PROPERTIES
                           --------------------

                                                     YEAR BUILT/    SQUARE
              PROPERTY                 LOCATION       RENOVATED      FEET

 1310 SW Military Drive ........  San Antonio, TX      1983        13,732
 Bulverde Market Center ........    Bulverde, TX       1997        11,400
 Countryside Plaza .............  San Antonio, TX    1981/1991     88,169
 Ingram Place ..................  San Antonio, TX      1978        55,773
 Sonterra Place ................  San Antonio, TX      2004        12,000
 SW Junction I & II ............  San Antonio, TX    1984/2001    163,908
 Village at Ingram Park ........  San Antonio, TX    1975/2001     58,979
 West Plaza ....................  San Antonio, TX      1984        10,964
 Windcrest Shopping Center .....  San Antonio, TX      1971        42,869
 Bulverde Mini-Storage .........    Bulverde, TX       1997        41,125
--------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE ........                                  498,919
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                   % OF TOTAL                                               APPRAISED
              PROPERTY               UNITS       OCCUPANCY        PRIMARY TENANT             VALUE

 1310 SW Military Drive ........      2.8%        100.0%     Diversions Game Room, Inc.    $ 1,600,000
 Bulverde Market Center ........      2.3%         89.5%            Dr. Sykes DDS          $ 1,110,000
 Countryside Plaza .............     17.7%         96.4%            Office Depot           $12,100,000
 Ingram Place ..................     11.2%         79.6%      US Army, Navy, Air Force     $ 5,500,000
 Sonterra Place ................      2.4%        100.0%             Buffet King           $ 3,850,000
 SW Junction I & II ............     32.9%         99.2%               Academy             $13,800,000
 Village at Ingram Park ........     11.8%         95.4%             Schoolocker           $ 7,200,000
 West Plaza ....................      2.2%         89.5%       Bridgeway Bible Church      $ 1,100,000
 Windcrest Shopping Center .....      8.6%         95.3%            China Harbor           $ 3,900,000
 Bulverde Mini-Storage .........      8.2%         83.1%                                   $ 1,750,000
------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE ........    100.0%         94.0%                                   $51,910,000
------------------------------------------------------------------------------------------------------


The following table presents certain information relating to the major tenants at the San Antonio Portfolio Properties:



---------------------------------------------------------------------------------------------------------------------------------
                                                            TENANT(1)
                                                            ---------

                                                              CREDIT RATINGS    SQUARE      % OF        BASE RENT        LEASE
                TENANT NAME                 PARENT COMPANY   (FITCH/MOODY'S)     FEET       GLA     PER SQUARE FOOT   EXPIRATION

 Academy .............................                            NR/NR        59,418      13.0%        $ 5.00         8/31/2017
 Office Depot of Texas, L.P. .........  Office Depot, Inc.       NR/Baa3       27,910       6.1%        $ 7.62         3/31/2009
 Fallas Paredes.. ....................                            NR/NR        22,500       4.9%        $ 5.00         5/31/2008
---------------------------------------------------------------------------------------------------------------------------------


---------------------
(1)   Information obtained from the San Antonio Portfolio Borrowers' rent roll except credit ratings.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       66

MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the San Antonio Portfolio Properties:



--------------------------------------------------------------------------------
                      LEASE ROLLOVER SCHEDULE(1),(2)
                      ------------------------------

                           NUMBER     SQUARE       % OF
                         OF LEASES     FEET        GLA      BASE RENT
            YEAR          EXPIRING   EXPIRING   EXPIRING    EXPIRING

 Vacant ...............       NAP     22,994     5.0%             NAP
 Month-to-Month .......         8     16,638     3.6%      $  120,202
 2005 .................         5     18,742     4.1%      $  189,324
 2006 .................        18     32,081     7.0%      $  478,975
 2007 .................        28     52,071    11.4%      $  714,333
 2008 .................        37     89,986    19.7%      $  953,895
 2009 .................        12     49,757    10.9%      $  455,957
 2010 .................         8     21,859     4.8%      $  251,589
 2011 .................         1       5000     1.1%      $  118,750
 2012 .................         5     24,022     5.2%      $  378,224
 2013 .................         2     15,244     3.3%      $  200,573
 2014 .................         1      1,845     0.4%      $    9,299
 2015 .................         1     14,000     3.1%      $  100,800
 Thereafter ...........         6     93,555    20.4%      $  901,989
--------------------------------------------------------------------------------
 TOTAL ................       132    457,794   100.0%      $4,873,909
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                          % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                            RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
            YEAR          EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING

 Vacant ...............        NAP        22,994        5.0%          NAP                NAP
 Month-to-Month .......       2.5%        39,632        8.7%      $  120,202             2.5%
 2005 .................       3.9%        58,374       12.8%      $  309,526             6.4%
 2006 .................       9.8%        90,455       19.8%      $  788,501            16.2%
 2007 .................      14.7%       142,526       31.1%      $1,502,835            30.8%
 2008 .................      19.6%       232,512       50.8%      $2,456,729            50.4%
 2009 .................       9.4%       282,269       61.7%      $2,912,686            59.8%
 2010 .................       5.2%       304,128       66.4%      $3,164,275            64.9%
 2011 .................       2.4%       309,128       67.5%      $3,283,025            67.4%
 2012 .................       7.8%       333,150       72.8%      $3,661,248            75.1%
 2013 .................       4.1%       348,394       76.1%      $3,861,821            79.2%
 2014 .................       0.2%       350,239       76.5%      $3,871,120            79.4%
 2015 .................       2.1%       364,239       79.6%      $3,971,920            81.5%
 Thereafter ...........      18.5%       457,794      100.0%      $4,873,909           100.0%
------------------------------------------------------------------------------------------------
 TOTAL ................     100.0%       457,794      100.0%      $4,873,909           100.0%
------------------------------------------------------------------------------------------------


THE MARKET.(3) The San Antonio Portfolio Properties are located in and around
San Antonio, Texas. The San Antonio metropolitan statistical area (MSA) consists of Bexar, Comal, Guadalupe, and Wilson Counties, which cover more than 3,338 square miles in South Central Texas. The city of San Antonio, which is located in Bexar County, is the dominant regional influence (the County seat is in the city and it contains most of the MSA's residents). The estimated population of the city of San Antonio grew from 941,700 in 1990 to 1,720,900 in November 2004.

ESCROWS. The following escrow/reserve accounts have been established with respect to the San Antonio Portfolio Loan:

     ----------------------------------------------------------------
                                ESCROWS / RESERVES
                                ------------------

      TYPE:                                   INITIAL      MONTHLY
      Taxes .............................    $428,835      $71,473
      Insurance .........................    $ 48,048      $13,155
      Engineering .......................    $ 30,860      $     0
      Capital Expenditures ..............    $      0      $ 6,236
      Rollover Reserve ..................    $      0      $12,500
      Tenant Estoppel Reserve ...........    $ 25,000      $     0
     ----------------------------------------------------------------

Monthly Rollover Reserve. The monthly deposits will be suspended once the account balance reaches $150,000.00.

PARTIAL DEFEASANCE. The San Antonio Portfolio Borrowers may elect to defease the San Antonio Portfolio Loan in whole or in part provided that the conditions set forth in the loan documents are satisfied, including no defeasance will be permitted until after the second anniversary of the creation of the securitization trust or if any event of default under the mortgage loan documents has occurred and is continuing.

ADDITIONAL DEBT: The San Antonio Portfolio Loan permits future mezzanine debt up to $3,000,000 to be secured by partnership interests in the San Antonio
Portfolio Borrowers. This subordinate debt will be subject to a maximum loan-to-value of 85% and a debt service coverage ratio of no less than 1.20x.

PROPERTY MANAGEMENT. The properties will be managed by Dominion Advisory Group,
Inc., an affiliate of the San Antonio Portfolio Borrowers. Mr. Larry
Baumgardner is the principal of Dominion Advisory Group a diversified, full service, corporate real estate services firm based in San Antonio, Texas formed in 1993, as well as an integrated group of related companies. Dominion Advisory
Group, Inc. has represented clients including Office Depot, Bank of America,
Dollar General, Home Depot, Petco, Clear Channel Communication, Wells Fargo
Bank, Target Stores, as well as many others. The firm's inventory is generally in excess of one million square feet of space.

---------------------
(1) Information obtained from the San Antonio Portfolio Borrowers' rent roll.
(2) The Lease Rollover Schedule for San Antonio Portfolio Loan does not include
    Bulverde Mini-Storage square footage.
(3) Certain information obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS
Securities North America Inc., PNC Capital Markets, Inc. or Wachovia Capital
Markets, LLC (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       67

                  ANNEX D -- CLASS XP REFERENCE RATE SCHEDULE

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]



                                                                                                                             ANNEX E
ABN AMRO
LaSalle Bank N.A.                                   MERRILL LYNCH MORTGAGE TRUST                        Statement Date:    9/12/2005
135 S. LaSalle Street Suite 1625           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:      9/12/2005
Chicago, IL 60603                                       SERIES 2005-CIP1                                Prior Payment:           N/A
                                                                                                        Next Payment:     10/12/2005
                                                                                                        Record Date:       8/31/2005
                                                     ABN AMRO ACCT: XX-XXXX-XX-X
Administrator:                                                                                          Analyst:
                                                 REPORTING PACKAGE TABLE OF CONTENTS

====================================================================================================================================

================================      ====================================================    ======================================
                                      Statements to Certificateholders             Page(s)
Issue Id:         MLMT05CIP1          REMIC Certificate Report                                Closing Date:                8/24/2005
Monthly Data File Name:               Bond Interest Reconciliation                            First Payment Date:          9/12/2005
         MLMT05CIP1_YYYYMM_3.zip      Cash Reconciliation Summary                             Assumed Final Payment Date:  7/12/2038
                                      15 Month Historical Loan Status Summary
                                      15 Month Historical Payoff/Loss Summary
                                      Historical Collateral Level Prepayment Report
                                      Delinquent Loan Detail
                                      Mortgage Loan Characteristics
                                      Loan Level Detail
                                      Specially Serviced Report
                                      Modified Loan Detail
                                      Realized Loss Detail
                                      Appraisal Reduction Detail
================================      ====================================================    ======================================

               ======================================================================================================
                                                     PARTIES TO THE TRANSACTION
               ------------------------------------------------------------------------------------------------------
                                          DEPOSITOR: Merrill Lynch Mortgage Investors, Inc.
                    UNDERWRITER: Merrill Lynch; Pierce, Fenner & Smith Inc.; Countrywide Securities Corporation;
                  IXIS Securities North America Inc.; PNC Capital Markets, Inc. and Wachovia Capital Markets, LLC.
                                            MASTER SERVICER: Midland Loan Services, Inc.
                                                SPECIAL SERVICER: LNR Partners, Inc.
                  RATING AGENCY: Dominion Bond Rating Services, Inc.; Fitch, Inc.; Moody's Investors Services, Inc.
               ======================================================================================================

                             ==========================================================================
                                 INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
                             --------------------------------------------------------------------------
                                      LaSalle Web Site                       www.etrustee.net
                                      Servicer Website
                                      LaSalle Factor Line                      (800) 246-5761
                             ==========================================================================

====================================================================================================================================

07/28/2005 - 10:14 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.




ABN AMRO
LaSalle Bank N.A.                                   MERRILL LYNCH MORTGAGE TRUST                        Statement Date:    9/12/2005
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:      9/12/2005
                                                        SERIES 2005-CIP1                                Prior Payment:           N/A
WAC:                                                                                                    Next Payment:     10/12/2005
WA Life Term:                                                                                           Record Date:       8/31/2005
WA Amort Term:                                    ABN AMRO ACCT: XX-XXXX-XX-X
Current Index:
Next Index:                                        REMIC CERTIFICATE REPORT
====================================================================================================================================
            ORIGINAL       OPENING    PRINCIPAL     PRINCIPAL      NEGATIVE      CLOSING     INTEREST      INTEREST    PASS-THROUGH
 CLASS   FACE VALUE (1)    BALANCE     PAYMENT    ADJ. OR LOSS   AMORTIZATION    BALANCE    PAYMENT (2)   ADJUSTMENT       RATE
 CUSIP      Per 1,000     Per 1,000   Per 1,000     Per 1,000      Per 1,000    Per 1,000    Per 1,000     Per 1,000   Next Rate (3)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              0.00           0.00       0.00           0.00           0.00           0.00           0.00         0.00
====================================================================================================================================
                                                                                Total P&I Payment     0.00
                                                                                ===========================

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest plus/minus Interest Adjustment minus Deferred
       Interest equals Interest Payment (3) Estimated

07/28/2005 - 10:14 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.




ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                        Statement Date:    9/12/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:      9/12/2005
                                                        SERIES 2005-CIP1                                Prior Payment:           N/A
                                                                                                        Next Payment:     10/12/2005
                                                                                                        Record Date:       8/31/2005
                                                    ABN AMRO ACCT: XX-XXXX-XX-X

                                                   BOND INTEREST RECONCILIATION
====================================================================================================================================
                                                        Deductions                                      Additions
                                            ---------------------------------   ----------------------------------------------------
          Accrual      Pass     Accrued                 Deferred &                 Prior       Int Accrual    Prepay-      Other
       -------------   Thru   Certificate   Allocable   Accretion    Interest   Int. Short-     on prior       ment       Interest
Class  Method   Days   Rate    Interest       PPIS       Interest    Loss/Exp    falls Due    Shortfall (3)  Penalties  Proceeds (1)
====================================================================================================================================

                              ------------------------------------------------------------------------------------------------------
                                0.00          0.00        0.00         0.00         0.00                         0.00        0.00
====================================================================================================================================

========================================================   ======================

                                              Remaining
Distributable    Interest   Current Period   Outstanding       Credit Support
 Certificate     Payment     (Shortfall)/      Interest    ----------------------
Interest (2)      Amount       Recovery       Shortfalls   Original   Current (4)
========================================================   ======================

--------------------------------------------------------
    0.00          0.00                          0.00
========================================================   ======================

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the
    Distributable Interest of the bonds.
(2) Accrued - Deductions + Additional Interest.
(3) Where applicable.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and
(ii) the ending balance of all classes which are not subordinate to the class divided by (A).

07/28/2005 - 10:14 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.




ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                        Statement Date:    9/12/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:      9/12/2005
                                                        SERIES 2005-CIP1                                Prior Payment:           N/A
                                                                                                        Next Payment:     10/12/2005
                                                                                                        Record Date:       8/31/2005
                                                   ABN AMRO ACCT: XX-XXXX-XX-X

                                                   CASH RECONCILIATION SUMMARY

====================================================================================================================================

-------------------------------------------  -------------------------------------------  ------------------------------------------
             INTEREST SUMMARY                              PRINCIPAL SUMMARY                         SERVICING FEE SUMMARY
-------------------------------------------  -------------------------------------------  ------------------------------------------
Current Scheduled Interest                   SCHEDULED PRINCIPAL:                         Current Servicing Fees
Less Deferred Interest                       Current Scheduled Principal                  Plus Fees Advanced for PPIS
Less PPIS Reducing Scheduled Int             Advanced Scheduled Principal                 Less Reduction for PPIS
Plus Gross Advance Interest                  -------------------------------------------  Plus Delinquent Servicing Fees
Less ASER Interest Adv Reduction             Scheduled Principal                          ------------------------------------------
Less Other Interest Not Advanced             -------------------------------------------  Total Servicing Fees
Less Other Adjustment                        UNSCHEDULED PRINCIPAL:                       ------------------------------------------
-------------------------------------------  Curtailments
Total                                        Advanced Scheduled Principal
-------------------------------------------  Liquidation Proceeds
UNSCHEDULED INTEREST:                        Repurchase Proceeds
-------------------------------------------  Other Principal Proceeds
Prepayment Penalties                         -------------------------------------------
Yield Maintenance Penalties                  Total Unscheduled Principal
Other Interest Proceeds                      -------------------------------------------
-------------------------------------------  Remittance Principal
Total                                        -------------------------------------------
-------------------------------------------  Remittance P&I Due Trust
Less Fees Paid to Servicer                   -------------------------------------------
Less Fee Strips Paid by Servicer             Remittance P&I Due Certs
-------------------------------------------  -------------------------------------------
LESS FEES & EXPENSES PAID BY/TO SERVICER
-------------------------------------------  -------------------------------------------  ------------------------------------------
Special Servicing Fees                                   POOL BALANCE SUMMARY                             PPIS SUMMARY
Workout Fees                                 -------------------------------------------  ------------------------------------------
Liquidation Fees                                                     Balance     Count    Gross PPIS
Interest Due Serv on Advances                -------------------------------------------  Reduced by PPIE
Non Recoverable Advances                     Beginning Pool                               Reduced by Shortfalls in Fees
Misc. Fees & Expenses                        Scheduled Principal                          Reduced by Other Amounts
-------------------------------------------  Unscheduled Principal                        ------------------------------------------
Plus Trustee Fees Paid by Servicer           Deferred Interest                            PPIS Reducing Scheduled Interest
-------------------------------------------  Liquidations                                 ------------------------------------------
Total Unscheduled Fees & Expenses            Repurchases                                  PPIS Reducing Servicing Fee
-------------------------------------------  -------------------------------------------  ------------------------------------------
Total Interest Due Trust                     Ending Pool                                  PPIS Due Certificate
-------------------------------------------  -------------------------------------------  ------------------------------------------
LESS FEES & EXPENSES PAID BY/TO TRUST
-------------------------------------------                                               ------------------------------------------
Trustee Fee                                                                               ADVANCE SUMMARY (ADVANCE MADE BY SERVICER)
Fee Strips                                                                                ------------------------------------------
Misc. Fees                                                                                                       Principal  Interest
Interest Reserve Withholding                                                              ------------------------------------------
Plus Interest Reserve Deposit                                                             Prior Outstanding
-------------------------------------------                                               Plus Current Period
Total                                                                                     Less Recovered
-------------------------------------------                                               Less Non Recovered
Total Interest Due Certs                                                                  ------------------------------------------
-------------------------------------------                                               Ending Outstanding
                                                                                          ------------------------------------------

====================================================================================================================================

07/28/2005 - 10:14 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.




ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                        Statement Date:    9/12/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:      9/12/2005
                                                         SERIES 2005-CIP1                               Prior Payment:           N/A
                                                                                                        Next Payment:     10/12/2005
                                                                                                        Record Date:       8/31/2005
                                                   ABN AMRO ACCT: XX-XXXX-XX-X

                                   ASSET BACKED FACTS ~ 15 MONTH HISTORICAL LOAN STATUS SUMMARY

============   ==================================================================   ================================================
                                Delinquency Aging Categories                                   Special Event Categories (1)
               ------------------------------------------------------------------   ------------------------------------------------
                 Delinq        Delinq        Delinq
Distribution     1 Month       2 Months     3+ Months    Foreclosure      REO       Modifications   Specially Serviced   Bankruptcy
               ---------------------------------------------------------------------------------------------------------------------
    Date       #   Balance   #   Balance   #   Balance   #   Balance   #   Balance    #   Balance       #   Balance      #   Balance
============   ==================================================================   ================================================

09/12/05
------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

------------   ------------------------------------------------------------------   ------------------------------------------------

============   ==================================================================   ================================================

(1) Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category.

07/28/2005 - 10:14 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.




ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                        Statement Date:    9/12/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:      9/12/2005
                                                         SERIES 2005-CIP1                               Prior Payment:           N/A
                                                                                                        Next Payment:     10/12/2005
                                                                                                        Record Date:       8/31/2005
                                                   ABN AMRO ACCT: XX-XXXX-XX-X

                                    ASSET BACKED FACTS ~ 15 MONTH HISTORICAL PAYOFF/LOSS SUMMARY

====================================================================================================================================
                                                         Appraisal                       Realized                         Curr
              Ending Pool (1)  Payoffs(2)   Penalties   Reduct. (2)   Liquidations (2)   Losses (2)   Remaining Term   Weighted Avg.
Distribution  ----------------------------------------------------------------------------------------------------------------------
    Date       #   Balance     #  Balance   #  Amount   #   Balance     #   Balance      #   Amount    Life   Amort.   Coupon  Remit
====================================================================================================================================

09/12/05
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

(1) Percentage based on pool as of cutoff.
(2) Percentage based on pool as of beginning of period.

07/28/2005 - 10:14 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.




ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                        Statement Date:    9/12/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:      9/12/2005
                                                         SERIES 2005-CIP1                               Prior Payment:           N/A
                                                                                                        Next Payment:     10/12/2005
                                                                                                        Record Date:       8/31/2005
                                                   ABN AMRO ACCT: XX-XXXX-XX-X

                                          HISTORICAL COLLATERAL LEVEL PREPAYMENT REPORT

======================== ================================================== ============================= ==========================
Disclosure      Payoff      Initial                  Payoff      Penalty      Prepayment      Maturity      Property     Geographic
Control #       Period      Balance       Type       Amount      Amount          Date           Date          Type        Location
------------------------ -------------------------------------------------- ----------------------------- --------------------------

======================== ================================================== ============================= ==========================
                          CURRENT                          0          0
                         CUMULATIVE
                                                     ======================

07/28/2005 - 10:14 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.




ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                        Statement Date:    9/12/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:      9/12/2005
                                                         SERIES 2005-CIP1                               Prior Payment:           N/A
                                                                                                        Next Payment:     10/12/2005
                                                                                                        Record Date:       8/31/2005
                                                   ABN AMRO ACCT: XX-XXXX-XX-X

                                                     DELINQUENT LOAN DETAIL

====================================================================================================================================

              Paid                   Outstanding   Out. Property                      Special
Disclosure    Thru    Current P&I        P&I         Protection        Advance        Servicer    Foreclosure   Bankruptcy    REO
Control #     Date      Advance       Advances**      Advances     Description (1) Transfer Date      Date         Date       Date
====================================================================================================================================

====================================================================================================================================
A. P&I Advance - Loan in Grace Period                           1. P&I Advance - Loan delinquent 1 month
B. P&I Advance - Late Payment but (less than) 1 month delinq    2. P&I Advance - Loan delinquent 2 months
                                                                3. P&I Advance - Loan delinquent 3 months or More
                                                                4. Matured Balloon/Assumed Scheduled Payment
                                                                5. Prepaid in Full
                                                                6. Specially Serviced
                                                                7. P&I Advance (Foreclosure)
                                                                9. P&I Advance (REO)
                                                                9. REO
                                                               10. DPO
                                                               11. Modification
====================================================================================================================================

** Outstanding P&I Advances include the current period P&I Advance

07/28/2005 - 10:14 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.




ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                        Statement Date:    9/12/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:      9/12/2005
                                                         SERIES 2005-CIP1                               Prior Payment:           N/A
                                                                                                        Next Payment:     10/12/2005
                                                                                                        Record Date:       8/31/2005
                                                   ABN AMRO ACCT: XX-XXXX-XX-X

                                                  MORTGAGE LOAN CHARACTERISTICS

====================================================================================================================================

              DISTRIBUTION OF PRINCIPAL BALANCES                                  DISTRIBUTION OF MORTGAGE INTEREST RATES
=================================================================  =================================================================
                                                Weighted Average                                                  Weighted Average
Current Scheduled   # of   Scheduled   % of    ------------------  Current Mortgage   # of   Scheduled   % of    ------------------
    Balances        Loans   Balance   Balance  Term  Coupon  DSCR   Interest Rate     Loans   Balance   Balance  Term  Coupon  DSCR
=================================================================  =================================================================

                                                                   =================================================================
                                                                                        0         0        0.00%
                                                                   =================================================================
                                                                   Minimum Mortgage Interest Rate             10.0000%
                                                                   Maximum Mortgage Interest Rate             10.0000%

=================================================================
                     0         0        0.00%
=================================================================
Average Scheduled Balance                                                        DISTRIBUTION OF REMAINING TERM (BALLOON)
Maximum Scheduled Balance                                          =================================================================
Minimum Scheduled Balance                                                                                         Weighted Average
-------------------------                                              Balloon      # of   Scheduled   % of     --------------------
                                                                   Mortgage Loans  Loans    Balance   Balance   Term   Coupon   DSCR
       DISTRIBUTION OF REMAINING TERM (FULLY AMORTIZING)           =================================================================
=================================================================      0 to 60
                                               Weighted Average
Fully Amortizing   # of   Scheduled   % of    ------------------      61 to 120
 Mortgage Loans   Loans    Balance   Balance  Term  Coupon  DSCR
=================================================================    121 to 180

                                                                     181 to 240

                                                                     241 to 360
=================================================================  =================================================================
                     0         0        0.00%                                        0         0        0.00%
=================================================================  =================================================================
                                   Minimum Remaining Term          Minimum Remaining Term      0
                                   Maximum Remaining Term          Maximum Remaining Term      0

07/28/2005 - 10:14 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.




ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                        Statement Date:    9/12/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:      9/12/2005
                                                         SERIES 2005-CIP1                               Prior Payment:           N/A
                                                                                                        Next Payment:     10/12/2005
                                                                                                        Record Date:       8/31/2005
                                                   ABN AMRO ACCT: XX-XXXX-XX-X

                                                  MORTGAGE LOAN CHARACTERISTICS

====================================================================================================================================

                 DISTRIBUTION OF DSCR (CURRENT)                                          GEOGRAPHIC DISTRIBUTION
 ===========================================================       ================================================================
 Debt Service     # of   Scheduled    % of                                               # of   Scheduled   % of
 Coverage Ratio   Loans   Balance   Balance  WAMM  WAC  DSCR       Geographic Location   Loans   Balance   Balance  WAMM  WAC  DSCR
 ===========================================================       ================================================================

 ===========================================================
                   0       0        0.00%
 ===========================================================
 Maximum DSCR       0.000
 Minimum DSCR       0.000

                 DISTRIBUTION OF DSCR (CUTOFF)
 ===========================================================
 Debt Service     # of   Scheduled    % of
 Coverage Ratio   Loans   Balance   Balance  WAMM  WAC  DSCR
 ===========================================================

 ===========================================================       ================================================================
                   0       0        0.00%                                                   0                0.00%
 ===========================================================       ================================================================
 Maximum DSCR       0.00
 Minimum DSCR       0.00

07/28/2005 - 10:14 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.




ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                        Statement Date:    9/12/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:      9/12/2005
                                                         SERIES 2005-CIP1                               Prior Payment:           N/A
                                                                                                        Next Payment:     10/12/2005
                                                                                                        Record Date:       8/31/2005
                                                   ABN AMRO ACCT: XX-XXXX-XX-X

                                                  MORTGAGE LOAN CHARACTERISTICS

====================================================================================================================================

                 DISTRIBUTION OF PROPERTY TYPES                                    DISTRIBUTION OF LOAN SEASONING
     ===========================================================    ===========================================================
                      # of   Scheduled   % of                                        # of   Scheduled   % of
     Property Types   Loans   Balance   Balance  WAMM  WAC  DSCR    Number of Years  Loans   Balance   Balance  WAMM  WAC  DSCR
     ===========================================================    ===========================================================

     ===========================================================    ===========================================================
                       0        0       0.00%                                          0         0       0.00%
     ===========================================================    ===========================================================

                DISTRIBUTION OF AMORTIZATION TYPE                               DISTRIBUTION OF YEAR LOANS MATURING
     ===========================================================    ===========================================================
     Amortization     # of   Scheduled   % of                                        # of   Scheduled   % of
     Type             Loans   Balance   Balance  WAMM  WAC  DSCR          Year       Loans   Balance   Balance  WAMM  WAC  DSCR
     ===========================================================    ===========================================================
                                                                          2003
                                                                          2004
                                                                          2005
                                                                          2006
                                                                          2007
                                                                          2008
                                                                          2009
                                                                          2010
                                                                          2011
                                                                          2012
                                                                          2013
                                                                     2014 & Longer
     ===========================================================    ===========================================================
                                                                                       0         0       0.00%
     ===========================================================    ===========================================================

07/28/2005 - 10:14 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.




ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                        Statement Date:    9/12/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:      9/12/2005
                                                         SERIES 2005-CIP1                               Prior Payment:           N/A
                                                                                                        Next Payment:     10/12/2005
                                                                                                        Record Date:       8/31/2005
                                                   ABN AMRO ACCT: XX-XXXX-XX-X

                                                        LOAN LEVEL DETAIL

=================================================================================================================================
                                                       Operating                 Ending                                   Spec.
Disclosure          Property                           Statement    Maturity    Principal    Note    Scheduled    Mod.    Serv
Control #     Grp     Type      State    DSCR    NOI      Date        Date       Balance     Rate       P&I       Flag    Flag
=================================================================================================================================

=================================================================================================================================
                                W/Avg   0.00      0                                0                     0
=================================================================================================================================

===========================================
         Loan              Prepayment
 ASER    Status   -------------------------
 Flag    Code(1)   Amount   Penalty   Date
===========================================

===========================================
                      0        0
===========================================

* NOI and DSCR, if available and reportable under the terms of the Pooling and Servicing Agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.

------------------------------------------------------------------------------------------------------------------------------------
(1) Legend:   A. P&I Adv - in Grace Period                 1. P&I Adv - delinquent 1 month       7. Foreclosure
              B. P&I Adv - (less than) one month delinq    2. P&I Adv - delinquent 2 months      8. Bankruptcy
                                                           3. P&I Adv - delinquent 3+ months     9. REO
                                                           4. Mat. Balloon/Assumed P&I           10. DPO
                                                           5. Prepaid in Full                    11. Modification
                                                           6. Specially Serviced
====================================================================================================================================

07/28/2005 - 10:14 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.




ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                        Statement Date:    9/12/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:      9/12/2005
                                                         SERIES 2005-CIP1                               Prior Payment:           N/A
                                                                                                        Next Payment:     10/12/2005
                                                                                                        Record Date:       8/31/2005
                                                   ABN AMRO ACCT: XX-XXXX-XX-X

                                             SPECIALLY SERVICED (PART I) ~ LOAN DETAIL

======================= ============= ===================== ================================== ================= ===================
                                             Balance                           Remaining Term
Disclosure   Transfer    Loan Status   -------------------   Note   Maturity   --------------   Property                        NOI
Control #      Date        Code (1)    Scheduled    Actual   Rate    Date       Life  Amort.      Type    State   NOI   DSCR    Date
======================= ============= ===================== ================================== ================= ===================

======================= ============= ===================== ================================== ================= ===================
(1) Legend:     A. P&I Adv - in Grace Period               1. P&I Adv - delinquent 1 month
                B. P&I Adv - (less than) 1 month delinq.   2. P&I Adv - delinquent 2 months
                                                           3. P&I Adv - delinquent 3+ months
                                                           4. Mat. Balloon/Assumed P&I
                                                           5. Prepaid in Full
                                                           6. Specially Serviced
                                                           7. Foreclosure
                                                           8. Bankruptcy
                                                           9. REO
                                                          10. DPO
                                                          11. Modification

07/28/2005 - 10:14 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.




ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                        Statement Date:    9/12/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:      9/12/2005
                                                         SERIES 2005-CIP1                               Prior Payment:           N/A
                                                                                                        Next Payment:     10/12/2005
                                                                                                        Record Date:       8/31/2005
                                                   ABN AMRO ACCT: XX-XXXX-XX-X

                                   SPECIALLY SERVICED LOAN DETAIL (PART II) ~ SERVICER COMMENTS

====================================================================================================================================
    Disclosure                  Resolution
    Control #                    Strategy                                                Comments
====================================================================================================================================

====================================================================================================================================

07/28/2005 - 10:14 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.




ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                        Statement Date:    9/12/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:      9/12/2005
                                                         SERIES 2005-CIP1                               Prior Payment:           N/A
                                                                                                        Next Payment:     10/12/2005
                                                                                                        Record Date:       8/31/2005
                                                    ABN AMRO ACCT: XX-XXXX-XX-X

                                                       MODIFIED LOAN DETAIL

====================================================================================================================================
                                Cutoff    Modified
Disclosure    Modification     Maturity   Maturity                                   Modification
Control #        Date            Date       Date                                     Description
====================================================================================================================================

====================================================================================================================================

07/28/2005 - 10:14 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.




ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                        Statement Date:    9/12/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:      9/12/2005
                                                         SERIES 2005-CIP1                               Prior Payment:           N/A
                                                                                                        Next Payment:     10/12/2005
                                                                                                        Record Date:       8/31/2005
                                                    ABN AMRO ACCT: XX-XXXX-XX-X

                                                       REALIZED LOSS DETAIL

====================================================================================================================================
                                            Beginning            Gross Proceeds    Aggregate        Net      Net Proceeds
         Disclosure  Appraisal   Appraisal  Scheduled    Gross      as a % of     Liquidation   Liquidation    as a % of    Realized
Period   Control #     Date        Value     Balance   Proceeds  Sched Principal   Expenses *     Proceeds  Sched. Balance    Loss
====================================================================================================================================

====================================================================================================================================
CURRENT TOTAL                                 0.00        0.00                         0.00          0.00                     0.00
CUMULATIVE                                    0.00        0.00                         0.00          0.00                     0.00
====================================================================================================================================
* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc.

07/28/2005 - 10:14 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.




ABN AMRO                                            MERRILL LYNCH MORTGAGE TRUST                        Statement Date:    9/12/2005
LaSalle Bank N.A.                          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                Payment Date:      9/12/2005
                                                         SERIES 2005-CIP1                               Prior Payment:           N/A
                                                                                                        Next Payment:     10/12/2005
                                                                                                        Record Date:       8/31/2005
                                                    ABN AMRO ACCT: XX-XXXX-XX-X

                                                    APPRAISAL REDUCTION DETAIL

====================== ================================== ================================ ================ ===== ==================
                                                                           Remaining Term                           Appraisal
Disclosure  Appraisal  Scheduled   ARA  Current P&I        Note  Maturity  --------------  Property                ------------
Control #   Red. Date   Balance   Amount  Advance    ASER  Rate    Date     Life   Amort.    Type    State  DSCR   Value   Date
====================== ================================== ================================ ================ ===== ==================

====================== ================================== ================================ ================ ===== ==================

07/28/2005 - 10:14 (MXXX-MXXX) (c) 2000 LaSalle Bank N.A.


                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                                                         ANNEX F

                 CLASS A-SB PLANNED PRINCIPAL BALANCE SCHEDULE

                            Date        Principal Balance
                         ----------     -----------------
                           8/1/2005      101,000,000.00
                          9/12/2005      101,000,000.00
                         10/12/2005      101,000,000.00
                         11/12/2005      101,000,000.00
                         12/12/2005      101,000,000.00
                          1/12/2006      101,000,000.00
                          2/12/2006      101,000,000.00
                          3/12/2006      101,000,000.00
                          4/12/2006      101,000,000.00
                          5/12/2006      101,000,000.00
                          6/12/2006      101,000,000.00
                          7/12/2006      101,000,000.00
                          8/12/2006      101,000,000.00
                          9/12/2006      101,000,000.00
                         10/12/2006      101,000,000.00
                         11/12/2006      101,000,000.00
                         12/12/2006      101,000,000.00
                          1/12/2007      101,000,000.00
                          2/12/2007      101,000,000.00
                          3/12/2007      101,000,000.00
                          4/12/2007      101,000,000.00
                          5/12/2007      101,000,000.00
                          6/12/2007      101,000,000.00
                          7/12/2007      101,000,000.00
                          8/12/2007      101,000,000.00
                          9/12/2007      101,000,000.00
                         10/12/2007      101,000,000.00
                         11/12/2007      101,000,000.00
                         12/12/2007      101,000,000.00
                          1/12/2008      101,000,000.00
                          2/12/2008      101,000,000.00
                          3/12/2008      101,000,000.00
                          4/12/2008      101,000,000.00
                          5/12/2008      101,000,000.00
                          6/12/2008      101,000,000.00
                          7/12/2008      101,000,000.00
                          8/12/2008      101,000,000.00
                          9/12/2008      101,000,000.00
                         10/12/2008      101,000,000.00
                         11/12/2008      101,000,000.00
                         12/12/2008      101,000,000.00
                          1/12/2009      101,000,000.00
                          2/12/2009      101,000,000.00
                          3/12/2009      101,000,000.00
                          4/12/2009      101,000,000.00
                          5/12/2009      101,000,000.00
                          6/12/2009      101,000,000.00
                          7/12/2009      101,000,000.00
                          8/12/2009      101,000,000.00
                          9/12/2009      101,000,000.00
                         10/12/2009      101,000,000.00
                         11/12/2009      101,000,000.00
                         12/12/2009      101,000,000.00
                          1/12/2010      101,000,000.00
                          2/12/2010      101,000,000.00
                          3/12/2010      101,000,000.00
                          4/12/2010      101,000,000.00

                            Date        Principal Balance
                        ------------   -------------------
                          5/12/2010      101,000,000.00
                          6/12/2010      101,000,000.00
                          7/12/2010      101,000,000.00
                          8/12/2010      100,988,729.99
                          9/12/2010       99,498,625.15
                         10/12/2010       97,841,514.43
                         11/12/2010       96,336,599.27
                         12/12/2010       94,665,088.26
                          1/12/2011       93,145,224.76
                          2/12/2011       91,618,210.12
                          3/12/2011       89,607,613.29
                          4/12/2011       88,063,943.35
                          5/12/2011       86,354,750.46
                          6/12/2011       84,795,770.92
                          7/12/2011       83,071,692.28
                          8/12/2011       81,497,260.45
                          9/12/2011       79,915,419.58
                         10/12/2011       78,169,112.53
                         11/12/2011       76,571,606.30
                         12/12/2011       74,810,067.57
                          1/12/2012       73,196,749.94
                          2/12/2012       71,575,839.50
                          3/12/2012       69,635,788.62
                          4/12/2012       67,998,112.51
                          5/12/2012       61,033,856.72
                          6/12/2012       59,387,009.84
                          7/12/2012       57,740,162.96
                          8/12/2012       56,415,416.21
                          9/12/2012       54,744,476.90
                         10/12/2012       52,912,569.67
                         11/12/2012       51,225,140.80
                         12/12/2012       49,377,200.50
                          1/12/2013       47,673,128.34
                          2/12/2013       45,961,035.11
                          3/12/2013       43,785,573.94
                          4/12/2013       42,055,173.07
                          5/12/2013       40,165,450.35
                          6/12/2013       38,418,005.46
                          7/12/2013       36,511,710.55
                          8/12/2013       34,747,062.72
                          9/12/2013       32,974,107.41
                         10/12/2013       31,043,008.27
                         11/12/2013       29,252,612.14
                         12/12/2013       27,304,554.99
                          1/12/2014       25,496,555.39
                          2/12/2014       23,680,043.34
                          3/12/2014       21,409,822.46
                          4/12/2014       19,574,061.00
                          5/12/2014       17,581,894.29
                          6/12/2014       15,728,106.21
                          7/12/2014       13,718,411.89
                          8/12/2014       11,846,429.05
                          9/12/2014        9,965,631.16
                         10/12/2014        7,929,674.71
                         11/12/2014        6,030,430.14
                         12/12/2014        3,976,537.63
                          1/12/2015                   -

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

PROSPECTUS

              MERRILL LYNCH MORTGAGE INVESTORS, INC., THE DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, ISSUABLE IN SERIES

     Our name is Merrill Lynch Mortgage Investors, Inc. We intend to offer from time to time mortgage pass-through certificates. These offers may be made through one or more different methods, including offerings through underwriters.
We do not currently intend to list the offered certificates of any series on any national securities exchange or the NASDAQ stock market. See "METHOD OF
DISTRIBUTION".

--------------------------------------------------------------------------------
                            THE OFFERED CERTIFICATES:

The offered certificates will be issuable in series. Each series of offered certificates will--

o    have its own series designation,

o    consist of one or more classes with various payment characteristics,

o    evidence beneficial ownership interests in a trust established by us, and

o    be payable solely out of the related trust.

No governmental agency or instrumentality will insure or guarantee payment on the offered certificates. Neither we nor any of our affiliates are responsible for making payments on the offered certificates if collections on the related trust assets are insufficient.

                                THE TRUST ASSETS:

The assets of each of our trusts will include--

o    mortgage loans secured by first and junior liens on, or security interests in, various interests in commercial and multifamily real properties,

o    mortgage-backed securities that directly or indirectly evidence interests in, or are directly or indirectly secured by, those types of mortgage loans, or

o    some combination of those types of mortgage loans and mortgage-backed securities.

Trust assets may also include letters of credit, surety bonds, insurance policies, guarantees, reserve funds, guaranteed investment contracts, interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements, or other similar instruments and agreements.
--------------------------------------------------------------------------------

     In connection with each offering, we will prepare a supplement to this prospectus in order to describe in more detail the particular certificates being offered and the related trust assets. In that document, we will also state the price to the public for each class of offered certificates or explain the method for determining that price. In that document, we will also identify the applicable lead or managing underwriter(s), if any, and provide information regarding the relevant underwriting arrangements and the underwriters'
compensation. You may not purchase the offered certificates of any series unless you have also received the prospectus supplement for that series.

--------------------------------------------------------------------------------
YOU SHOULD CAREFULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE 14 IN THIS
PROSPECTUS, AS WELL AS THOSE SET FORTH IN THE RELATED PROSPECTUS SUPPLEMENT,
PRIOR TO INVESTING.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR PASSED
UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                  The date of this prospectus is June 10, 2005.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

       IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS PROSPECTUS

     When deciding whether to invest in any of the offered certificates, you should only rely on the information contained in this prospectus and the related prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation that is different.
In addition, information in this prospectus or any related prospectus supplement is current only as of the date on its cover. By delivery of this prospectus and any related prospectus supplement, we are not offering to sell any securities, and are not soliciting an offer to buy any securities, in any state where the offer and sale is not permitted.

                AVAILABLE INFORMATION; INCORPORATION BY REFERENCE

     We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the certificates offered by this prospectus. This prospectus is part of that registration statement, but the registration statement contains additional information. Our registration statement and the exhibits to it may be read and copied at prescribed rates at the SEC's Public Reference Room at 100 F Street,
N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet website that contains reports and other information regarding issuers that file electronically with the SEC, in addition to copies of these materials, and that internet website is located at http://www.sec.gov.

     All documents that are subsequently filed for the related trust pursuant to
Section 13(a), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of an offering of certificates by this

                                      -2-

prospectus, shall be deemed incorporated by reference into this prospectus. Upon written or oral request, we will provide, at no charge, to each person receiving this prospectus in connection with an offering, a copy of any or all documents or reports that are so incorporated by reference and that have not been delivered with the prospectus. All requests should be directed to Merrill Lynch
Mortgage Investors, Inc., 4 World Financial Center, 10th Floor, 250 Vesey
Street, New York, New York 10080, Attention: Secretary, or by telephone at
212-449-1000.

                                      -3-

                              SUMMARY OF PROSPECTUS

     This summary contains selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF A PARTICULAR OFFERING OF
CERTIFICATES, YOU SHOULD READ CAREFULLY THIS PROSPECTUS AND THE RELATED
PROSPECTUS SUPPLEMENT IN FULL.

WHO WE ARE...............................  Merrill Lynch Mortgage Investors,
                                           Inc. We are a Delaware corporation.
                                           Our principal offices are located at
                                           4 World Financial Center, 10th Floor,
                                           250 Vesey Street, New York, New York
                                           10080. Our main telephone number is
                                           212-449-1000. See "MERRILL LYNCH
                                           MORTGAGE INVESTORS, INC."

THE SECURITIES BEING OFFERED.............  The securities that will be offered by this prospectus and the related
                                           prospectus supplements consist of
                                           mortgage pass-through certificates.
                                           These certificates will be issued in
                                           series, and each series will, in
                                           turn, consist of one or more classes.
                                           Each class of offered certificates
                                           must, at the time of issuance, be
                                           assigned an investment grade rating
                                           by at least one nationally recognized
                                           statistical rating organization.
                                           Typically, the four highest rating
                                           categories, within which there may be
                                           sub-categories or gradations to
                                           indicate relative standing, signify
                                           investment grade. See "RATING".

                                           Each series of offered certificates
                                           will evidence beneficial ownership
                                           interests in a trust established by
                                           us and containing the assets
                                           described in this prospectus and the
                                           related prospectus supplement.

THE OFFERED CERTIFICATES
  MAY BE ISSUED WITH OTHER
  CERTIFICATES...........................  We may not publicly offer all the mortgage pass-through certificates
                                           evidencing interests in one of our
                                           trusts. We may elect to retain some
                                           of those certificates, to place some
                                           privately with institutional
                                           investors or to deliver some to the
                                           applicable seller as partial
                                           consideration for the related
                                           mortgage assets. In addition, some of
                                           those certificates may not satisfy
                                           the rating requirement for offered
                                           certificates described under "--The
                                           Securities Being Offered" above.

THE GOVERNING DOCUMENTS..................  In general, a pooling and servicing agreement or other similar agreement
                                           or collection of agreements will
                                           govern, among other things--

                                           o    the issuance of each series of
                                                offered certificates,

                                           o    the creation of and transfer of
                                                assets to the related trust, and

                                           o    the servicing and administration
                                                of those assets.

                                           The parties to the governing
                                           document(s) for a series of offered
                                           certificates will always include us
                                           and a trustee. We will be

                                       -4-

                                           responsible for establishing the
                                           trust relating to each series of
                                           offered certificates. In addition, we
                                           will transfer or arrange for the
                                           transfer of the initial trust assets
                                           to that trust. In general, the
                                           trustee for a series of offered
                                           certificates will be responsible for,
                                           among other things, making payments
                                           and preparing and disseminating
                                           various reports to the holders of
                                           those offered certificates.

                                           If the trust assets for a series of
                                           offered certificates include mortgage
                                           loans, the parties to the governing
                                           document(s) will also include--

                                           o    a master servicer that will
                                                generally be responsible for
                                                performing customary servicing
                                                duties with respect to those
                                                mortgage loans that are not
                                                defaulted, nonperforming or
                                                otherwise problematic in any
                                                material respect, and

                                           o    a special servicer that will
                                                generally be responsible for
                                                servicing and administering
                                                those mortgage loans that are
                                                defaulted, nonperforming or
                                                otherwise problematic in any
                                                material respect and real estate
                                                assets acquired as part of the
                                                related trust with respect to
                                                defaulted mortgage loans.

                                           The same person or entity, or
                                           affiliated entities, may act as both
                                           master servicer and special servicer
                                           for any trust.

                                           If the trust assets for a series of
                                           offered certificates include
                                           mortgage-backed securities, the
                                           parties to the governing document(s)
                                           may also include a manager that will
                                           be responsible for performing various
                                           administrative duties with respect to
                                           those mortgage-backed securities. If
                                           the related trustee assumes those
                                           duties, however, there will be no
                                           manager.

                                           In the related prospectus supplement,
                                           we will identify the trustee and any
                                           master servicer, special servicer or
                                           manager for each series of offered
                                           certificates and will describe their
                                           respective duties in further detail.
                                           See "DESCRIPTION OF THE GOVERNING
                                           DOCUMENTS".

CHARACTERISTICS OF THE
  MORTGAGE ASSETS.......................   The trust assets with respect to any
                                           series of offered certificates will,
                                           in general, include mortgage loans.
                                           Each of those mortgage loans will
                                           constitute the obligation of one or
                                           more persons to repay a debt. The
                                           performance of that obligation will
                                           be secured by a first or junior lien
                                           on, or security interest in, the
                                           ownership, leasehold or other
                                           interest(s) of the related borrower
                                           or another person in or with respect
                                           to one or more commercial or
                                           multifamily real properties. In
                                           particular, those properties may
                                           include:

                                           o    rental or cooperatively-owned
                                                buildings with multiple dwelling
                                                units;

                                       -5-

                                           o    retail properties related to the
                                                sale of consumer goods and other
                                                products, or related to
                                                providing entertainment,
                                                recreational or personal
                                                services, to the general public;

                                           o    office buildings;

                                           o    hospitality properties;

                                           o    casino properties;

                                           o    health care related facilities;

                                           o    industrial facilities;

                                           o    warehouse facilities,
                                                mini-warehouse facilities and
                                                self-storage facilities;

                                           o    restaurants, taverns and other
                                                establishments involved in the
                                                food and beverage industry;

                                           o    manufactured housing
                                                communities, mobile home parks
                                                and recreational vehicle parks;

                                           o    recreational and resort
                                                properties;

                                           o    arenas and stadiums;

                                           o    churches and other religious
                                                facilities;

                                           o    parking lots and garages;

                                           o    mixed use properties;

                                           o    other income-producing
                                                properties; and/or

                                           o    unimproved land.

                                           The mortgage loans underlying a
                                           series of offered certificates may
                                           have a variety of payment terms. For
                                           example, any of those mortgage
                                           loans--

                                           o    may provide for the accrual of
                                                interest at a mortgage interest
                                                rate that is fixed over its
                                                term, that resets on one or more
                                                specified dates or that
                                                otherwise adjusts from time to
                                                time;

                                           o    may provide for the accrual of
                                                interest at a mortgage interest
                                                rate that may be converted at
                                                the borrower's election from an
                                                adjustable to a fixed interest
                                                rate or from a fixed to an
                                                adjustable interest rate;

                                           o    may provide for no accrual of
                                                interest;

                                      -6-

                                           o    may provide for level payments
                                                to stated maturity, for payments
                                                that reset in amount on one or
                                                more specified dates or for
                                                payments that otherwise adjust
                                                from time to time to accommodate
                                                changes in the mortgage interest
                                                rate or to reflect the
                                                occurrence of specified events;

                                           o    may be fully amortizing or,
                                                alternatively, may be partially
                                                amortizing or nonamortizing,
                                                with a substantial payment of
                                                principal due on its stated
                                                maturity date;

                                           o    may permit the negative
                                                amortization or deferral of
                                                accrued interest;

                                           o    may prohibit some or all
                                                voluntary prepayments or require
                                                payment of a premium, fee or
                                                charge in connection with those
                                                prepayments;

                                           o    may permit defeasance and the
                                                release of real property
                                                collateral in connection with
                                                that defeasance;

                                           o    may provide for payments of
                                                principal, interest or both, on
                                                due dates that occur monthly,
                                                bi-monthly, quarterly,
                                                semi-annually, annually or at
                                                some other interval; and/or

                                           o    may have two or more component
                                                parts, each having
                                                characteristics that are
                                                otherwise described in this
                                                prospectus as being attributable
                                                to separate and distinct
                                                mortgage loans.

                                           Most, if not all, of the mortgage
                                           loans underlying a series of offered
                                           certificates will be secured by liens
                                           on real properties located in the
                                           United States, its territories and
                                           possessions. However, some of those
                                           mortgage loans may be secured by
                                           liens on real properties located
                                           outside the United States, its
                                           territories and possessions, provided
                                           that foreign mortgage loans do not
                                           represent more than 10% of the
                                           related mortgage asset pool, by
                                           balance.

                                           We do not originate mortgage loans.
                                           However, some or all of the mortgage
                                           loans included in one of our trusts
                                           may be originated by our affiliates.

                                           Neither we nor any of our affiliates
                                           will guarantee or insure repayment of
                                           any of the mortgage loans underlying
                                           a series of offered certificates.
                                           Unless we expressly state otherwise
                                           in the related prospectus supplement,
                                           no governmental agency or
                                           instrumentality will guarantee or
                                           insure repayment of any of the
                                           mortgage loans underlying a series of
                                           offered certificates. See
                                           "DESCRIPTION OF THE TRUST ASSETS--
                                           Mortgage Loans".

                                      -7-

                                           The trust assets with respect to any
                                           series of offered certificates may
                                           also include mortgage participations,
                                           mortgage pass-through certificates,
                                           collateralized mortgage obligations
                                           and other mortgage-backed securities,
                                           that evidence an interest in, or are
                                           secured by a pledge of, one or more
                                           mortgage loans of the type described
                                           above. We will not include a
                                           mortgage-backed security among the
                                           trust assets with respect to any
                                           series of offered certificates
                                           unless--

                                           o    the security has been registered
                                                under the Securities Act of
                                                1933, as amended, or

                                           o    we would be free to publicly
                                                resell the security without
                                                registration.

                                           See "DESCRIPTION OF THE TRUST ASSETS
                                           --Mortgage-Backed Securities".

                                           We will describe the specific
                                           characteristics of the mortgage
                                           assets underlying a series of offered
                                           certificates in the related
                                           prospectus supplement.

                                           In general, the total outstanding
                                           principal balance of the mortgage
                                           assets transferred by us to any
                                           particular trust will equal or exceed
                                           the initial total outstanding
                                           principal balance of the related
                                           series of certificates. In the event
                                           that the total outstanding principal
                                           balance of the related mortgage
                                           assets initially delivered by us to
                                           the related trustee is less than the
                                           initial total outstanding principal
                                           balance of any series of
                                           certificates, we may deposit or
                                           arrange for the deposit of cash or
                                           liquid investments on an interim
                                           basis with the related trustee to
                                           cover the shortfall. For 90 days
                                           following the date of initial
                                           issuance of that series of
                                           certificates, we will be entitled to
                                           obtain a release of the deposited
                                           cash or investments if we deliver or
                                           arrange for delivery of a
                                           corresponding amount of mortgage
                                           assets. If we fail, however, to
                                           deliver mortgage assets sufficient to
                                           make up the entire shortfall within
                                           that 90-day period, any of the cash
                                           or, following liquidation,
                                           investments remaining on deposit with
                                           the related trustee will be used by
                                           the related trustee to pay down the
                                           total principal balance of the
                                           related series of certificates, as
                                           described in the related prospectus
                                           supplement.

SUBSTITUTION, ACQUISITION AND
   REMOVAL OF MORTGAGE ASSETS...........   If so specified in the related
                                           prospectus supplement, we or another
                                           specified person or entity may be
                                           permitted, at our or its option, but
                                           subject to the conditions specified
                                           in that prospectus supplement, to
                                           acquire from the related trust
                                           particular mortgage assets underlying
                                           a series of certificates in exchange
                                           for:

                                           o    cash that would be applied to
                                                pay down the principal balances
                                                of certificates of that series;
                                                and/or

                                      -8-

                                           o    other mortgage loans or
                                                mortgage-backed securities
                                                that--

                                                1.  conform to the description
                                                    of mortgage assets in this
                                                    prospectus, and

                                                2.  satisfy the criteria set
                                                    forth in the related
                                                    prospectus supplement.

                                           If so specified in the related
                                           prospectus supplement, the related
                                           trustee may be authorized or
                                           required, to apply collections on the
                                           mortgage assets underlying a series
                                           of offered certificates to acquire
                                           new mortgage loans or mortgage-backed
                                           securities that--

                                           o    conform to the description of
                                                mortgage assets in this
                                                prospectus, and

                                           o    satisfy the criteria set forth
                                                in the related prospectus
                                                supplement.

                                           No replacement of mortgage assets or
                                           acquisition of new mortgage assets
                                           will be permitted if it would result
                                           in a qualification, downgrade or
                                           withdrawal of the then-current rating
                                           assigned by any rating agency to any
                                           class of affected offered
                                           certificates.

                                           Further, if so specified under
                                           circumstances described in the
                                           related prospectus supplement, a
                                           certificateholder of a series of
                                           certificates that includes offered
                                           certificates may exchange the
                                           certificates it holds for one or more
                                           of the mortgage loans or
                                           mortgage-backed securities
                                           constituting part of the mortgage
                                           pool underlying those certificates.

CHARACTERISTICS OF THE OFFERED
   CERTIFICATES..........................  An offered certificate may entitle the holder to receive:

                                           o    a stated principal amount;

                                           o    interest on a principal balance
                                                or notional amount, at a fixed,
                                                variable or adjustable
                                                pass-through rate;

                                           o    specified, fixed or variable
                                                portions of the interest,
                                                principal or other amounts
                                                received on the related mortgage
                                                assets;

                                           o    payments of principal, with
                                                disproportionate, nominal or no
                                                payments of interest;

                                           o    payments of interest, with
                                                disproportionate, nominal or no
                                                payments of principal;

                                      -9-

                                           o    payments of interest or
                                                principal that commence only as
                                                of a specified date or only
                                                after the occurrence of
                                                specified events, such as the
                                                payment in full of the interest
                                                and principal outstanding on one
                                                or more other classes of
                                                certificates of the same series;

                                           o    payments of principal to be
                                                made, from time to time or for
                                                designated periods, at a rate
                                                that is--

                                                1.  faster and, in some cases,
                                                    substantially faster, or

                                                2.  slower and, in some cases,
                                                    substantially slower,

                                                than the rate at which payments
                                                or other collections of
                                                principal are received on the
                                                related mortgage assets;

                                           o    payments of principal to be
                                                made, subject to available
                                                funds, based on a specified
                                                principal payment schedule or
                                                other methodology; or

                                           o    payments of all or part of the
                                                prepayment or repayment
                                                premiums, fees and charges,
                                                equity participations payments
                                                or other similar items received
                                                on the related mortgage assets.

                                           Any class of offered certificates may
                                           be senior or subordinate to one or
                                           more other classes of certificates of
                                           the same series, including a
                                           non-offered class of certificates of
                                           that series, for purposes of some or
                                           all payments and/or allocations of
                                           losses.

                                           A class of offered certificates may
                                           have two or more component parts,
                                           each having characteristics that are
                                           otherwise described in this
                                           prospectus as being attributable to
                                           separate and distinct classes.

                                           We will describe the specific
                                           characteristics of each class of
                                           offered certificates in the related
                                           prospectus supplement. See
                                           "DESCRIPTION OF THE CERTIFICATES".

CREDIT SUPPORT AND REINVESTMENT,
   INTEREST RATE AND CURRENCY-RELATED
   PROTECTION FOR THE OFFERED
   CERTIFICATES.........................   Some classes of offered certificates
                                           may be protected in full or in part
                                           against defaults and losses, or
                                           select types of defaults and losses,
                                           on the related mortgage assets
                                           through the subordination of one or
                                           more other classes of certificates of
                                           the same series or by other types of
                                           credit support. The other types of
                                           credit support may include a letter
                                           of credit, a surety bond, an
                                           insurance policy, a guarantee or a
                                           reserve fund. We will describe the
                                           credit support, if any, for each
                                           class of offered certificates in the
                                           related prospectus supplement.

                                      -10-

                                           The trust assets with respect to any
                                           series of offered certificates may
                                           also include any of the following
                                           agreements:

                                           o    guaranteed investment contracts
                                                in accordance with which moneys
                                                held in the funds and accounts
                                                established with respect to
                                                those offered certificates will
                                                be invested at a specified rate;

                                           o    interest rate exchange
                                                agreements, interest rate cap or
                                                floor agreements, or other
                                                agreements and arrangements
                                                designed to reduce the effects
                                                of interest rate fluctuations on
                                                the related mortgage assets or
                                                on one or more classes of those
                                                offered certificates; or

                                           o    currency exchange agreements or
                                                other agreements and
                                                arrangements designed to reduce
                                                the effects of currency exchange
                                                rate fluctuations with respect
                                                to the related mortgage assets
                                                and one or more classes of those
                                                offered certificates.

                                           We will describe the types of
                                           reinvestment, interest rate and
                                           currency related protection, if any,
                                           for each class of offered
                                           certificates in the related
                                           prospectus supplement.

                                           See "RISK FACTORS", "DESCRIPTION OF
                                           THE TRUST ASSETS" and "DESCRIPTION OF
                                           CREDIT SUPPORT".

ADVANCES WITH RESPECT TO THE
   MORTGAGE ASSETS.......................  If the trust assets for a series of offered certificates include mortgage
                                           loans, then, as and to the extent
                                           described in the related prospectus
                                           supplement, the related master
                                           servicer, the related special
                                           servicer, the related trustee, any
                                           related provider of credit support
                                           and/or any other specified person may
                                           be obligated to make, or may have the
                                           option of making, advances with
                                           respect to those mortgage loans to
                                           cover--

                                           o    delinquent scheduled payments of
                                                principal and/or interest, other
                                                than balloon payments,

                                           o    property protection expenses,

                                           o    other servicing expenses, or

                                           o    any other items specified in the
                                                related prospectus supplement.

                                           Any party making advances will be
                                           entitled to reimbursement from
                                           subsequent recoveries on the related
                                           mortgage loan and as otherwise
                                           described in this prospectus or the
                                           related prospectus supplement. That
                                           party may also be entitled to receive
                                           interest

                                      -11-

                                           on its advances for a specified
                                           period. See "DESCRIPTION OF THE
                                           CERTIFICATES--Advances".

                                           If the trust assets for a series of
                                           offered certificates include
                                           mortgage-backed securities, we will
                                           describe in the related prospectus
                                           supplement any comparable advancing
                                           obligations with respect to those
                                           mortgage-backed securities or the
                                           underlying mortgage loans.

OPTIONAL TERMINATION.....................  We will describe in the related prospectus supplement any
                                           circumstances in which a specified
                                           party is permitted or obligated to
                                           purchase or sell any of the mortgage
                                           assets underlying a series of offered
                                           certificates. In particular, a master
                                           servicer, special servicer or other
                                           designated party may be permitted or
                                           obligated to purchase or sell--

                                           o    all the mortgage assets in any
                                                particular trust, thereby
                                                resulting in a termination of
                                                the trust, or

                                           o    that portion of the mortgage
                                                assets in any particular trust
                                                as is necessary or sufficient to
                                                retire one or more classes of
                                                offered certificates of the
                                                related series.

                                           See "DESCRIPTION OF THE CERTIFICATES
                                           --Termination".

FEDERAL INCOME TAX CONSEQUENCES..........  Any class of offered certificates will constitute or evidence ownership
                                           of:

                                           o    regular interests or residual
                                                interests in a real estate
                                                mortgage investment conduit
                                                under Sections 860A through 860G
                                                of the Internal Revenue Code of
                                                1986; or

                                           o    interests in a grantor trust
                                                under Subpart E of Part I of
                                                Subchapter J of the Internal
                                                Revenue Code of 1986.

                                           See "FEDERAL INCOME TAX
                                           CONSEQUENCES".

ERISA CONSIDERATIONS.....................  If you are a fiduciary of an employee benefit plan or other retirement plan
                                           or arrangement, you should review
                                           with your legal advisor whether the
                                           purchase or holding of offered
                                           certificates could give rise to a
                                           transaction that is prohibited or is
                                           not otherwise permissible under
                                           applicable law. See "ERISA
                                           CONSIDERATIONS".

LEGAL INVESTMENT.........................  If your investment authority is subject to legal investment laws and
                                           regulations, regulatory capital
                                           requirements or review by regulatory
                                           authorities, then you may be subject
                                           to restrictions on investment in the
                                           offered certificates. You should
                                           consult your legal advisor to
                                           determine whether and to what extent
                                           the offered certificates constitute a
                                           legal investment for you. We will

                                      -12-

                                           specify in the related prospectus
                                           supplement which classes of the
                                           offered certificates, if any, will
                                           constitute mortgage related
                                           securities for purposes of the
                                           Secondary Mortgage Market Enhancement
                                           Act of 1984, as amended. See "LEGAL
                                           INVESTMENT".

                                      -13-

                                  RISK FACTORS

     YOU SHOULD CONSIDER THE FOLLOWING FACTORS, AS WELL AS THE FACTORS SET FORTH
UNDER "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT, IN DECIDING WHETHER
TO PURCHASE OFFERED CERTIFICATES.

LACK OF LIQUIDITY WILL IMPAIR YOUR ABILITY TO SELL YOUR OFFERED CERTIFICATES AND
MAY HAVE AN ADVERSE EFFECT ON THE MARKET VALUE OF YOUR OFFERED CERTIFICATES

     The offered certificates may have limited or no liquidity. We cannot assure you that a secondary market for your offered certificates will develop. There will be no obligation on the part of anyone to establish a secondary market.
Even if a secondary market does develop for your offered certificates, it may provide you with less liquidity than you anticipated and it may not continue for the life of your offered certificates.

     WE WILL DESCRIBE IN THE RELATED PROSPECTUS SUPPLEMENT THE INFORMATION THAT
WILL BE AVAILABLE TO YOU WITH RESPECT TO YOUR OFFERED CERTIFICATES. THE LIMITED
NATURE OF THE INFORMATION MAY ADVERSELY AFFECT THE LIQUIDITY OF YOUR OFFERED
CERTIFICATES.

     We do not currently intend to list the offered certificates on any national securities exchange or the NASDAQ stock market.

     Lack of liquidity will impair your ability to sell your offered certificates and may prevent you from doing so at a time when you may want or need to. Lack of liquidity could adversely affect the market value of your offered certificates. We do not expect that you will have any redemption rights with respect to your offered certificates.

     If you decide to sell your offered certificates, you may have to sell them at a discount from the price you paid for reasons unrelated to the performance of your offered certificates or the related mortgage assets. Pricing information regarding your offered certificates may not be generally available on an ongoing basis.

THE MARKET VALUE OF YOUR OFFERED CERTIFICATES MAY BE ADVERSELY AFFECTED BY
FACTORS UNRELATED TO THE PERFORMANCE OF YOUR OFFERED CERTIFICATES AND THE
UNDERLYING MORTGAGE ASSETS, SUCH AS FLUCTUATIONS IN INTEREST RATES AND THE
SUPPLY AND DEMAND OF COMMERCIAL MORTGAGE-BACKED SECURITIES GENERALLY

     The market value of your offered certificates can decline even if those certificates and the underlying mortgage assets are performing at or above your expectations.

     The market value of your offered certificates will be sensitive to fluctuations in current interest rates. However, a change in the market value of your offered certificates as a result of an upward or downward movement in current interest rates may not equal the change in the market value of your offered certificates as a result of an equal but opposite movement in interest rates.

     The market value of your offered certificates will also be influenced by the supply of and demand for commercial mortgage-backed securities generally.
The supply of commercial mortgage-backed securities will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolio, that are available for securitization. A number of factors will affect investors' demand for commercial mortgage-backed securities, including--

     o   the availability of alternative investments that offer higher yields or are perceived as being a better credit risk, having a less volatile market value or being more liquid,

                                      -14-

     o   legal and other restrictions that prohibit a particular entity from investing in commercial mortgage-backed securities or limit the amount or types of commercial mortgage-backed securities that it may acquire,

     o   investors' perceptions regarding the commercial and multifamily real estate markets, which may be adversely affected by, among other things, a decline in real estate values or an increase in defaults and foreclosures on mortgage loans secured by income-producing properties,
         and

     o   investors' perceptions regarding the capital markets in general, which may be adversely affected by political, social and economic events completely unrelated to the commercial and multifamily real estate markets.

     If you decide to sell your offered certificates, you may have to sell at discount from the price you paid for reasons unrelated to the performance of your offered certificates or the related mortgage assets. Pricing information regarding your offered certificates may not be generally available on an ongoing basis.

PAYMENTS ON THE OFFERED CERTIFICATES WILL BE MADE SOLELY FROM THE LIMITED ASSETS
OF THE RELATED TRUST, AND THOSE ASSETS MAY BE INSUFFICIENT TO MAKE ALL REQUIRED
PAYMENTS ON THOSE CERTIFICATES

     The offered certificates do not represent obligations of any person or entity and do not represent a claim against any assets other than those of the related trust. No governmental agency or instrumentality will guarantee or insure payment on the offered certificates. In addition, neither we nor our affiliates are responsible for making payments on the offered certificates if collections on the related trust assets are insufficient. If the related trust assets are insufficient to make payments on your offered certificates, no other assets will be available to you for payment of the deficiency, and you will bear the resulting loss. Any advances made by a master servicer or other party with respect to the mortgage assets underlying your offered certificates are intended solely to provide liquidity and not credit support. The party making those advances will have a right to reimbursement, probably with interest, which will be senior to your right to receive payment on your offered certificates.

ANY CREDIT SUPPORT FOR YOUR OFFERED CERTIFICATES MAY BE INSUFFICIENT TO PROTECT
YOU AGAINST ALL POTENTIAL LOSSES

     The Amount of Credit Support Will Be Limited. The rating agencies that assign ratings to your offered certificates will establish the amount of credit support, if any, for your offered certificates based on, among other things, an assumed level of defaults, delinquencies and losses with respect to the related mortgage assets. Actual losses may, however, exceed the assumed levels. See
"DESCRIPTION OF THE CERTIFICATES--Allocation of Losses and Shortfalls" and
"DESCRIPTION OF CREDIT SUPPORT". If actual losses on the related mortgage assets exceed the assumed levels, you may be required to bear the additional losses.

     Credit Support May Not Cover All Types of Losses. The credit support, if any, for your offered certificates may not cover all of your potential losses.
For example, some forms of credit support may not cover or may provide limited protection against losses that you may suffer by reason of fraud or negligence or as a result of uninsured casualties at the real properties securing the underlying mortgage loans. You may be required to bear any losses which are not covered by the credit support.

     Disproportionate Benefits May Be Given to Some Classes and Series to the
Detriment of Others. If a form of credit support covers multiple classes or series and losses exceed the amount of that credit support, it is possible that the holders of offered certificates of another series or class will be disproportionately benefited by that credit support to your detriment.

                                      -15-

THE INVESTMENT PERFORMANCE OF YOUR OFFERED CERTIFICATES WILL DEPEND UPON
PAYMENTS, DEFAULTS AND LOSSES ON THE UNDERLYING MORTGAGE LOANS; AND THOSE
PAYMENTS, DEFAULTS AND LOSSES MAY BE HIGHLY UNPREDICTABLE

     The Terms of the Underlying Mortgage Loans Will Affect Payments on Your
Offered Certificates. Each of the mortgage loans underlying the offered certificates will specify the terms on which the related borrower must repay the outstanding principal amount of the loan. The rate, timing and amount of scheduled payments of principal may vary, and may vary significantly, from mortgage loan to mortgage loan. The rate at which the underlying mortgage loans amortize will directly affect the rate at which the principal balance or notional amount of your offered certificates is paid down or otherwise reduced.

     In addition, any mortgage loan underlying the offered certificates may permit the related borrower during some or all of the loan term to prepay the loan. In general, a borrower will be more likely to prepay its mortgage loan when it has an economic incentive to do so, such as obtaining a larger loan on the same underlying real property or a lower or otherwise more advantageous interest rate through refinancing. If a mortgage loan includes some form of prepayment restriction, the likelihood of prepayment should decline. These restrictions may include--

     o   an absolute or partial prohibition against voluntary prepayments during some or all of the loan term, or

     o   a requirement that voluntary prepayments be accompanied by some form of prepayment premium, fee or charge during some or all of the loan term.

In many cases, however, there will be no restriction associated with the application of insurance proceeds or condemnation proceeds as a prepayment of principal.

     The Terms of the Underlying Mortgage Loans Do Not Provide Absolute
Certainty as to the Rate, Timing and Amount of Payments on Your Offered
Certificates. Notwithstanding the terms of the mortgage loans backing your offered certificates, the amount, rate and timing of payments and other collections on those mortgage loans will, to some degree, be unpredictable because of borrower defaults and because of casualties and condemnations with respect to the underlying real properties.

     The investment performance of your offered certificates may vary materially and adversely from your expectations due to--

     o   the rate of prepayments and other unscheduled collections of principal on the underlying mortgage loans being faster or slower than you anticipated, or

     o   the rate of defaults on the underlying mortgage loans being faster, or the severity of losses on the underlying mortgage loans being greater, than you anticipated.

     The actual yield to you, as a holder of an offered certificate, may not equal the yield you anticipated at the time of your purchase, and the total return on investment that you expected may not be realized. In deciding whether to purchase any offered certificates, you should make an independent decision as to the appropriate prepayment, default and loss assumptions to be used. If the trust assets underlying your offered certificates include mortgage-backed securities, the terms of those securities may soften or enhance the effects to you that may result from prepayments, defaults and losses on the mortgage loans that ultimately back those securities.

     Prepayments on the Underlying Mortgage Loans Will Affect the Average Life
of Your Offered Certificates; and the Rate and Timing of Those Prepayments May
Be Highly Unpredictable. Payments of

                                      -16-

principal and/or interest on your offered certificates will depend upon, among other things, the rate and timing of payments on the related mortgage assets.
Prepayments on the underlying mortgage loans may result in a faster rate of principal payments on your offered certificates, thereby resulting in a shorter average life for your offered certificates than if those prepayments had not occurred. The rate and timing of principal prepayments on pools of mortgage loans varies among pools and is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. Accordingly, neither you nor we can predict the rate and timing of principal prepayments on the mortgage loans underlying your offered certificates. As a result, repayment of your offered certificates could occur significantly earlier or later, and the average life of your offered certificates could be significantly shorter or longer, than you expected.

     The extent to which prepayments on the underlying mortgage loans ultimately affect the average life of your offered certificates depends on the terms and provisions of your offered certificates. A class of offered certificates may entitle the holders to a pro rata share of any prepayments on the underlying mortgage loans, to all or a disproportionately large share of those prepayments, or to none or a disproportionately small share of those prepayments. If you are entitled to a disproportionately large share of any prepayments on the underlying mortgage loans, your offered certificates may be retired at an earlier date. If, however, you are only entitled to a small share of the prepayments on the underlying mortgage loans, the average life of your offered certificates may be extended. Your entitlement to receive payments, including prepayments, of principal of the underlying mortgage loans may--

     o    vary based on the occurrence of specified events, such as the retirement of one or more other classes of certificates of the same series, or

     o    be subject to various contingencies, such as prepayment and default rates with respect to the underlying mortgage loans.

     We will describe the terms and provisions of your offered certificates more fully in the related prospectus supplement.

     Prepayments on the Underlying Mortgage Loans Will Affect the Yield on Your
Offered Certificates; and the Rate and Timing of Those Prepayments May Be Highly
Unpredictable. If you purchase your offered certificates at a discount or premium, the yield on your offered certificates will be sensitive to prepayments on the underlying mortgage loans. If you purchase your offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in your actual yield being lower than your anticipated yield. Alternatively, if you purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in your actual yield being lower than your anticipated yield.
The potential effect that prepayments may have on the yield of your offered certificates will increase as the discount deepens or the premium increases. If the amount of interest payable on your offered certificates is disproportionately large, as compared to the amount of principal payable on your offered certificates, you may fail to recover your original investment under some prepayment scenarios. The rate and timing of principal prepayments on pools of mortgage loans varies among pools and is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. Accordingly, neither you nor we can predict the rate and timing of principal prepayments on the mortgage loans underlying your offered certificates.

     Delinquencies, Defaults and Losses on the Underlying Mortgage Loans May
Affect the Amount and Timing of Payments on Your Offered Certificates; and the
Rate and Timing of Those Delinquencies and Defaults, and the Severity of Those
Losses, are Highly Unpredictable. The rate and timing of delinquencies and defaults, and the severity of losses, on the underlying mortgage loans will impact the amount and timing of payments on a series of offered certificates to the extent that their effects are not offset by delinquency advances or some form of credit support.

                                      -17-

     Unless otherwise covered by delinquency advances or some form of credit support, defaults on the underlying mortgage loans may delay payments on a series of offered certificates while the defaulted mortgage loans are worked-out or liquidated. However, liquidations of defaulted mortgage loans prior to maturity could affect the yield and average life of an offered certificate in a manner similar to a voluntary prepayment.

     If you calculate your anticipated yield to maturity based on an assumed rate of default and amount of losses on the underlying mortgage loans that is lower than the default rate and amount of losses actually experienced, then, to the extent that you are required to bear the additional losses, your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative. Furthermore, the timing of losses on the underlying mortgage loans can affect your yield. In general, the earlier you bear any loss on an underlying mortgage loan, the greater the negative effect on your yield.

     See "--Repayment of a Commercial or Multifamily Mortgage Loan Depends on
the Performance and Value of the Underlying Real Property, Which May Decline
Over Time, and the Related Borrower's Ability to Refinance the Property, of
Which There Is No Assurance" below.

     There Is an Increased Risk of Default Associated with Balloon Payments. Any of the mortgage loans underlying your offered certificates may be nonamortizing or only partially amortizing. The borrower under a mortgage loan of that type is required to make substantial payments of principal and interest, which are commonly called balloon payments, on the maturity date of the loan. The ability of the borrower to make a balloon payment depends upon the borrower's ability to refinance or sell the real property securing the loan. The ability of the borrower to refinance or sell the property will be affected by a number of factors, including:

     o    the fair market value and condition of the underlying real property;

     o    the level of interest rates;

     o    the borrower's equity in the underlying real property;

     o    the borrower's financial condition;

     o    occupancy levels at or near the time of refinancing;

     o    the operating history of the underlying real property;

     o    changes in zoning and tax laws;

     o    changes in competition in the relevant geographic area;

     o    changes in rental rates in the relevant geographic area;

     o    changes in governmental regulation and fiscal policy;

     o    prevailing general and regional economic conditions;

     o    the state of the fixed income and mortgage markets; and

     o    the availability of credit for multifamily rental or commercial properties.

                                      -18-

     See "--Repayment of a Commercial or Multifamily Mortgage Loan Depends on
the Performance and Value of the Underlying Real Property, Which May Decline
Over Time, and the Related Borrower's Ability to Refinance the Property, of
Which There is No Assurance" below.

     Neither we nor any of our affiliates will be obligated to refinance any mortgage loan underlying your offered certificates.

     The related master servicer or special servicer may, within prescribed limits, extend and modify mortgage loans underlying your offered certificates that are in default or as to which a payment default is imminent in order to maximize recoveries on the defaulted loans. The related master servicer or special servicer is only required to determine that any extension or modification is reasonably likely to produce a greater recovery than a liquidation of the real property securing the defaulted loan. There is a risk that the decision of the master servicer or special servicer to extend or modify a mortgage loan may not in fact produce a greater recovery.

REPAYMENT OF A COMMERCIAL OR MULTIFAMILY MORTGAGE LOAN DEPENDS ON THE
PERFORMANCE AND VALUE OF THE UNDERLYING REAL PROPERTY, WHICH MAY DECLINE OVER
TIME, AND THE RELATED BORROWER'S ABILITY TO REFINANCE THE PROPERTY, OF WHICH
THERE IS NO ASSURANCE

     Most of the Mortgage Loans Underlying Your Offered Certificates Will Be
Nonrecourse. You should consider all of the mortgage loans underlying your offered certificates to be nonrecourse loans. This means that, in the event of a default, recourse will be limited to the related real property or properties securing the defaulted mortgage loan. In the event that the income generated by a real property were to decline as a result of the poor economic performance of that real property with the result that the real property is not able to support debt service payments on the related mortgage loan, neither the related borrower nor any other person would be obligated to remedy the situation by making payments out of their own funds. In such a situation, the borrower could choose instead to surrender the related mortgaged property to the lender or let it be foreclosed upon.

     In those cases where recourse to a borrower or guarantor is permitted by the loan documents, we generally will not undertake any evaluation of the financial condition of that borrower or guarantor. Consequently, full and timely payment on each mortgage loan underlying your offered certificates will depend on one or more of the following:

     o    the sufficiency of the net operating income of the applicable real property;

     o    the market value of the applicable real property at or prior to maturity; and

     o    the ability of the related borrower to refinance or sell the applicable real property.

     In general, the value of a multifamily or commercial property will depend on its ability to generate net operating income. The ability of an owner to finance a multifamily or commercial property will depend, in large part, on the property's value and ability to generate net operating income.

     Unless we state otherwise in the related prospectus supplement, none of the mortgage loans underlying your offered certificates will be insured or guaranteed by any governmental entity or private mortgage insurer.

     The risks associated with lending on multifamily and commercial properties are inherently different from those associated with lending on the security of single-family residential properties. This is because multifamily rental and commercial real estate lending generally involves larger loans and, as described above, repayment is dependent upon the successful operation and value of the related real estate project.

                                      -19-

     Many Risk Factors Are Common to Most or All Multifamily and Commercial
Properties. The following factors, among others, will affect the ability of a multifamily or commercial property to generate net operating income and, accordingly, its value:

     o    the age, design and construction quality of the property;

     o    perceptions regarding the safety, convenience and attractiveness of the property;

     o    the characteristics of the neighborhood where the property is located;

     o    the proximity and attractiveness of competing properties;

     o    the existence and construction of competing properties;

     o    the adequacy of the property's management and maintenance;

     o    national, regional or local economic conditions, including plant closings, industry slowdowns and unemployment rates;

     o    local real estate conditions, including an increase in or oversupply of comparable commercial or residential space;

     o    demographic factors;

     o    customer tastes and preferences;

     o    retroactive changes in building codes; and

     o    changes in governmental rules, regulations and fiscal policies, including environmental legislation.

     Particular factors that may adversely affect the ability of a multifamily or commercial property to generate net operating income include:

     o    an increase in interest rates, real estate taxes and other operating expenses;

     o    an increase in the capital expenditures needed to maintain the property or make improvements;

     o    a decline in the financial condition of a major tenant and, in particular, a sole tenant or anchor tenant;

     o    an increase in vacancy rates;

     o    a decline in rental rates as leases are renewed or replaced; and

     o    natural disasters and civil disturbances such as earthquakes, hurricanes, floods, eruptions, terrorist attacks or riots.

                                      -20-

     The volatility of net operating income generated by a multifamily or commercial property over time will be influenced by many of the foregoing factors, as well as by:

     o    the length of tenant leases;

     o    the creditworthiness of tenants;

     o    the rental rates at which leases are renewed or replaced;

     o    the percentage of total property expenses in relation to revenue;

     o    the ratio of fixed operating expenses to those that vary with revenues; and

     o    the level of capital expenditures required to maintain the property and to maintain or replace tenants.

Therefore, commercial and multifamily properties with short-term or less creditworthy sources of revenue and/or relatively high operating costs, such as those operated as hospitality and self-storage properties, can be expected to have more volatile cash flows than commercial and multifamily properties with medium- to long-term leases from creditworthy tenants and/or relatively low operating costs. A decline in the real estate market will tend to have a more immediate effect on the net operating income of commercial and multifamily properties with short-term revenue sources and may lead to higher rates of delinquency or defaults on the mortgage loans secured by those properties.

     The Successful Operation of a Multifamily or Commercial Property Depends on
Tenants. Generally, multifamily and commercial properties are subject to leases.
The owner of a multifamily or commercial property typically uses lease or rental payments for the following purposes:

     o    to pay for maintenance and other operating expenses associated with the property;

     o    to fund repairs, replacements and capital improvements at the property; and

     o    to service mortgage loans secured by, and any other debt obligations associated with operating, the property.

     Factors that may adversely affect the ability of a multifamily or commercial property to generate net operating income from lease and rental payments include:

     o    an increase in vacancy rates, which may result from tenants deciding not to renew an existing lease or discontinuing operations;

     o    an increase in tenant payment defaults;

     o    a decline in rental rates as leases are entered into, renewed or extended at lower rates;

     o    an increase in the capital expenditures needed to maintain the property or to make improvements; and

     o    a decline in the financial condition of a major or sole tenant.

                                      -21-

     Various factors that will affect the operation and value of a commercial property include:

     o    the business operated by the tenants;

     o    the creditworthiness of the tenants; and

     o    the number of tenants.

     Dependence on a Single Tenant or a Small Number of Tenants Makes a Property
Riskier Collateral. In those cases where an income-producing property is leased to a single tenant or is primarily leased to one or a small number of major tenants, a deterioration in the financial condition or a change in the plan of operations of any of those tenants can have particularly significant effects on the net operating income generated by the property. If any of those tenants defaults under or fails to renew its lease, the resulting adverse financial effect on the operation of the property will be substantially more severe than would be the case with respect to a property occupied by a large number of less significant tenants.

     An income-producing property operated for retail, office or industrial purposes also may be adversely affected by a decline in a particular business or industry if a concentration of tenants at the property is engaged in that business or industry.

     Tenant Bankruptcy Adversely Affects Property Performance. The bankruptcy or insolvency of a major tenant, or a number of smaller tenants, at a commercial property may adversely affect the income produced by the property. Under the
U.S. Bankruptcy Code, a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant unless there is collateral securing the claim. The claim would be limited to:

     o    the unpaid rent reserved under the lease for the periods prior to the bankruptcy petition or any earlier surrender of the leased premises, plus

     o    an amount, not to exceed three years' rent, equal to the greater of one year's rent and 15% of the remaining reserved rent.

     The Success of an Income-Producing Property Depends on Reletting Vacant
Spaces. The operations at an income-producing property will be adversely affected if the owner or property manager is unable to renew leases or relet space on comparable terms when existing leases expire and/or become defaulted.
Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions in the case of income-producing properties operated for retail, office or industrial purposes, can be substantial and could reduce cash flow from the income-producing properties. Moreover, if a tenant at a income-producing property defaults in its lease obligations, the landlord may incur substantial costs and experience significant delays associated with enforcing its rights and protecting its investment, including costs incurred in renovating and reletting the property.

     If an income-producing property has multiple tenants, re-leasing expenditures may be more frequent than in the case of a property with fewer tenants, thereby reducing the cash flow generated by the multi-tenanted property. Multi-tenanted properties may also experience higher continuing vacancy rates and greater volatility in rental income and expenses.

                                      -22-

     Property Value May Be Adversely Affected Even When Current Operating Income
is Not. Various factors may affect the value of multifamily and commercial properties without affecting their current net operating income, including:

     o    changes in interest rates;

     o    the availability of refinancing sources;

     o    changes in governmental regulations, licensing or fiscal policy;

     o    changes in zoning or tax laws; and

     o    potential environmental or other legal liabilities.

     Property Management May Affect Property Operations and Value. The operation of an income-producing property will depend upon the property manager's performance and viability. The property manager generally is responsible for:

     o    responding to changes in the local market;

     o    planning and implementing the rental structure, including staggering durations of leases and establishing levels of rent payments;

     o    operating the property and providing building services;

     o    managing operating expenses; and

     o    ensuring that maintenance and capital improvements are carried out in a timely fashion.

     Income-producing properties that derive revenues primarily from short-term rental commitments, such as hospitality or self-storage properties, generally require more intensive management than properties leased to tenants under long-term leases.

     By controlling costs, providing appropriate and efficient services to tenants and maintaining improvements in good condition, a property manager can--

     o    maintain or improve occupancy rates, business and cash flow,

     o    reduce operating and repair costs, and

     o    preserve building value.

On the other hand, management errors can, in some cases, impair the long term viability of an income-producing property.

     Maintaining a Property in Good Condition is Expensive. The owner may be required to expend a substantial amount to maintain, renovate or refurbish a commercial or multifamily property. Failure to do so may materially impair the property's ability to generate cash flow. The effects of poor construction quality will increase over time in the form of increased maintenance and capital improvements. Even superior construction will deteriorate over time if management does not schedule and perform adequate maintenance in a timely fashion. There can be no assurance that an income-producing property will generate sufficient cash flow to cover

                                      -23-

the increased costs of maintenance and capital improvements in addition to paying debt service on the mortgage loan(s) that may encumber that property.

     Competition Will Adversely Affect the Profitability and Value of an
Income-Producing Property. Some income-producing properties are located in highly competitive areas. Comparable income-producing properties located in the same area compete on the basis of a number of factors including:

     o    rental rates;

     o    location;

     o    type of business or services and amenities offered; and

     o    nature and condition of the particular property.

     The profitability and value of an income-producing property may be adversely affected by a comparable property that:

     o    offers lower rents;

     o    has lower operating costs;

     o    offers a more favorable location; or

     o    offers better facilities.

Costs of renovating, refurbishing or expanding an income-producing property in order to remain competitive can be substantial.

     Various Types of Income-Producing Properties May Present Special Risks. The
relative importance of any factor affecting the value or operation of an income-producing property will depend on the type and use of the property. In addition, the type and use of a particular income-producing property may present special risks. For example--

     o    Health care related facilities and casinos are subject to significant governmental regulation of the ownership, operation, maintenance and/or financing of those properties.

     o    Multifamily rental properties, manufactured housing communities and mobile home parks may be subject to rent control or rent stabilization laws and laws governing landlord/tenant relationships.

     o    Hospitality and restaurant properties are often operated under franchise, management or operating agreements, which may be terminable by the franchisor or operator. Moreover, the transferability of a hotel's or restaurant's operating, liquor and other licenses upon a transfer of the hotel or restaurant is subject to local law requirements.

     o    Depending on their location, recreational and resort properties, properties that provide entertainment services, hospitality properties, restaurants and taverns, mini-warehouses and self-storage facilities tend to be adversely affected more quickly by a general economic downturn than other types of commercial properties.

                                      -24-

     o    Marinas will be affected by various statutes and government regulations that govern the use of, and construction on, rivers, lakes and other waterways.

     o    Some recreational and hospitality properties may have seasonal fluctuations and/or may be adversely affected by prolonged unfavorable weather conditions.

     o    Churches and other religious facilities may be highly dependent on donations which are likely to decline as economic conditions decline.

     o    Properties used as gas stations, automotive sales and service centers, dry cleaners, warehouses and industrial facilities may be more likely to have environmental issues.

     Additionally, many types of commercial properties are not readily convertible to alternative uses if the original use is not successful or may require significant capital expenditures to effect any conversion to an alternative use. As a result, the liquidation value of any of those types of property would be substantially less than would otherwise be the case. See
"DESCRIPTION OF THE TRUST ASSETS--Mortgage Loans--A Discussion of the Various
Types of Multifamily and Commercial Properties that May Secure Mortgage Loans
Underlying a Series of Offered Certificates".

BORROWER CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF
DEFAULT AND LOSS

     A particular borrower or group of related borrowers may be associated with multiple real properties securing the mortgage loans underlying a series of offered certificates. The bankruptcy or insolvency of, or other financial problems with respect to, that borrower or group of borrowers could have an adverse effect on--

     o    the operation of all of the related real properties, and

     o    the ability of those properties to produce sufficient cash flow to make required payments on the related mortgage loans.

For example, if a borrower or group of related borrowers that owns or controls several real properties experiences financial difficulty at one of those properties, it could defer maintenance at another of those properties in order to satisfy current expenses with respect to the first property. That borrower or group of related borrowers could also attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting debt service payments on all the related mortgage loans for an indefinite period. In addition, multiple real properties owned by the same borrower or related borrowers are likely to have common management. This would increase the risk that financial or other difficulties experienced by the property manager could have a greater impact on the owner of the related loans.

LOAN CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF DEFAULT
AND LOSS

     Any of the mortgage assets in one of our trusts may be substantially larger than the other assets in that trust. In general, the inclusion in a trust of one or more mortgage assets that have outstanding principal balances that are substantially larger than the other mortgage assets in the trust can result in losses that are more severe, relative to the size of the related mortgage asset pool, than would be the case if the total principal balance of that pool were distributed more evenly.

                                      -25-

GEOGRAPHIC CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF
DEFAULT AND LOSS

     If a material concentration of mortgage loans underlying a series of offered certificates is secured by real properties in a particular locale, state or region, then the holders of those certificates will have a greater exposure to:

     o    any adverse economic developments that occur in the locale, state or region where the properties are located;

     o    changes in the real estate market where the properties are located;

     o    changes in governmental rules and fiscal policies in the governmental jurisdiction where the properties are located; and

     o    acts of nature, including floods, tornadoes and earthquakes, in the areas where properties are located.

CHANGES IN POOL COMPOSITION WILL CHANGE THE NATURE OF YOUR INVESTMENT

     The mortgage loans underlying any series of offered certificates will amortize at different rates and mature on different dates. In addition, some of those mortgage loans may be prepaid or liquidated. As a result, the relative composition of the related mortgage asset pool will change over time.

     If you purchase certificates with a pass-through rate that is equal to or calculated based upon a weighted average of interest rates on the underlying mortgage loans, your pass-through rate will be affected, and may decline, as the relative composition of the mortgage pool changes.

     In addition, as payments and other collections of principal are received with respect to the underlying mortgage loans, the remaining mortgage pool backing your offered certificates may exhibit an increased concentration with respect to property type, number and affiliation of borrowers and geographic location.

ADJUSTABLE RATE MORTGAGE LOANS MAY ENTAIL GREATER RISKS OF DEFAULT TO LENDERS
THAN FIXED RATE MORTGAGE LOANS

     Some or all of the mortgage loans underlying a series of offered certificates may provide for adjustments to their respective mortgage interest rates and corresponding adjustments to their respective periodic debt service payments. As the periodic debt service payment for any of those mortgage loans increases, the likelihood that cash flow from the underlying real property will be insufficient to make that periodic debt service payment and pay operating expenses also increases.

SUBORDINATE DEBT INCREASES THE LIKELIHOOD THAT A BORROWER WILL DEFAULT ON A
MORTGAGE LOAN UNDERLYING YOUR OFFERED CERTIFICATES

     Some or all of the mortgage loans included in one of our trusts may permit the related borrower to encumber the related real property with additional secured debt.

     Even if a mortgage loan prohibits further encumbrance of the related real property, a violation of this prohibition may not become evident until the affected mortgage loan otherwise defaults. Accordingly, a lender, such as one of our trusts, may not realistically be able to prevent a borrower from incurring subordinate debt.

                                      -26-

     The existence of any secured subordinated indebtedness increases the difficulty of refinancing a mortgage loan at the loan's maturity. In addition, the related borrower may have difficulty repaying multiple loans. Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose out the junior lien.
See "LEGAL ASPECTS OF MORTGAGE LOANS--Subordinate Financing".

BORROWER BANKRUPTCY PROCEEDINGS CAN DELAY AND IMPAIR RECOVERY ON A MORTGAGE LOAN
UNDERLYING YOUR OFFERED CERTIFICATES

     Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or against a borrower will stay the sale of a real property owned by that borrower, as well as the commencement or continuation of a foreclosure action.

     In addition, if a court determines that the value of a real property is less than the principal balance of the mortgage loan it secures, the court may reduce the amount of secured indebtedness to the then-value of the property.
This would make the lender a general unsecured creditor for the difference between the then-value of the property and the amount of its outstanding mortgage indebtedness.

     A bankruptcy court also may:

     o    grant a debtor a reasonable time to cure a payment default on a mortgage loan;

     o    reduce monthly payments due under a mortgage loan;

     o    change the rate of interest due on a mortgage loan; or

     o    otherwise alter a mortgage loan's repayment schedule.

     Furthermore, the borrower, as debtor-in-possession, or its bankruptcy trustee has special powers to avoid, subordinate or disallow debts. In some circumstances, the claims of a secured lender, such as one of our trusts, may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy.

     Under the U.S. Bankruptcy Code, a lender will be stayed from enforcing a borrower's assignment of rents and leases. The U.S. Bankruptcy Code also may interfere with a lender's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and may significantly delay the receipt of rents. Rents also may escape an assignment to the extent they are used by borrower to maintain its property or for other court authorized expenses.

     As a result of the foregoing, the related trust's recovery with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the total amount ultimately collected may be substantially less than the amount owed.

                                      -27-

TAXES ON FORECLOSURE PROPERTY WILL REDUCE AMOUNTS AVAILABLE TO MAKE PAYMENTS ON
THE OFFERED CERTIFICATES

     One of our trusts may be designated, in whole or in part, as a real estate mortgage investment conduit for federal income tax purposes. If that trust acquires a real property through a foreclosure or deed in lieu of foreclosure, then the related special servicer may be required to retain an independent contractor to operate and manage the property. Receipt of the following types of income on that property will subject the trust to federal, and possibly state or local, tax on that income at the highest marginal corporate tax rate:

     o    any net income from that operation and management that does not consist of qualifying rents from real property within the meaning of
          Section 856(d) of the Internal Revenue Code of 1986, and

     o    any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of building involved.

These taxes would reduce the net proceeds available for payment with respect to the related offered certificates.

ENVIRONMENTAL LIABILITIES WILL ADVERSELY AFFECT THE VALUE AND OPERATION OF THE
CONTAMINATED PROPERTY AND MAY DETER A LENDER FROM FORECLOSING

     There can be no assurance--

     o    as to the degree of environmental testing conducted at any of the real properties securing the mortgage loans that back your offered certificates;

     o    that the environmental testing conducted by or on behalf of the applicable originators or any other parties in connection with the origination of those mortgage loans or otherwise identified all adverse environmental conditions and risks at the related real properties;

     o    that the results of the environmental testing were accurately evaluated in all cases;

     o    that the related borrowers have implemented or will implement all operations and maintenance plans and other remedial actions recommended by any environmental consultant that may have conducted testing at the related real properties; or

     o    that the recommended action will fully remediate or otherwise address all the identified adverse environmental conditions and risks.

     Environmental site assessments vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

     In addition, the current environmental condition of a real property securing a mortgage loan underlying your offered certificates could be adversely affected by--

     o    tenants at the property, such as gasoline stations or dry cleaners, or

     o    conditions or operations in the vicinity of the property, such as leaking underground storage tanks at another property nearby.

                                      -28-

     Various environmental laws may make a current or previous owner or operator of real property liable for the costs of removal or remediation of hazardous or toxic substances on, under or adjacent to the property. Those laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of the hazardous or toxic substances. For example, there are laws that impose liability for release of asbestos containing materials into the air or require the removal or containment of the materials. The owner's liability for any required remediation generally is unlimited and could exceed the value of the property and/or the total assets of the owner. In addition, the presence of hazardous or toxic substances, or the failure to remediate the adverse environmental condition, may adversely affect the owner's or operator's ability to use the affected property. In some states, contamination of a property may give rise to a lien on the property to ensure the costs of cleanup. Depending on the state, this lien may have priority over the lien of an existing mortgage, deed of trust or other security instrument. In addition, third parties may seek recovery from owners or operators of real property for personal injury associated with exposure to hazardous substances, including asbestos and lead-based paint. Persons who arrange for the disposal or treatment of hazardous or toxic substances may be liable for the costs of removal or remediation of the substances at the disposal or treatment facility.

     The federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended, as well as other federal and state laws, provide that a secured lender, such as one of our trusts, may be liable as an
"owner" or "operator" of the real property, regardless of whether the borrower or a previous owner caused the environmental damage, if--

     o    agents or employees of the lender are deemed to have participated in the management of the borrower, or

     o    the lender actually takes possession of a borrower's property or control of its day-to-day operations, including through the appointment of a receiver or foreclosure.

     Although recently enacted legislation clarifies the activities in which a lender may engage without becoming subject to liability under the federal
Comprehensive Environmental Response, Compensation and Liability Act of 1980, as
amended, and similar federal laws, that legislation has no applicability to state environmental laws. Moreover, future laws, ordinances or regulations could impose material environmental liability.

     Federal law requires owners of residential housing constructed prior to
1978--

     o    to disclose to potential residents or purchasers information in their possession regarding the presence of known lead-based paint or lead-based paint-related hazards in such housing, and

     o    to deliver to potential residents or purchasers a United States
          Environmental Protection Agency approved information pamphlet describing the potential hazards to pregnant women and young children, including that the ingestion of lead-based paint chips and/or the inhalation of dust particles from lead-based paint by children can cause permanent injury, even at low levels of exposure.

     Property owners may be liable for injuries to their tenants resulting from exposure under various laws that impose affirmative obligations on property owners of residential housing containing lead-based paint.

                                      -29-

SOME PROVISIONS IN THE MORTGAGE LOANS UNDERLYING YOUR OFFERED CERTIFICATES MAY
BE CHALLENGED AS BEING UNENFORCEABLE

     Cross-Collateralization Arrangements. It may be possible to challenge cross-collateralization arrangements involving more than one borrower as a fraudulent conveyance, even if the borrowers are related. If one of those borrowers were to become a debtor in a bankruptcy case, creditors of the bankrupt party or the representative of the bankruptcy estate of the bankrupt party could seek to have the bankruptcy court avoid any lien granted by the bankrupt party to secure repayment of another borrower's loan. In order to do so, the court would have to determine that--

     o    the bankrupt party--

          1.   was insolvent at the time of granting the lien,

          2.   was rendered insolvent by the granting of the lien,

          3.   was left with inadequate capital, or

          4.   was not able to pay its debts as they matured; and

     o    the bankrupt party did not, when it allowed its property to be encumbered by a lien securing the other borrower's loan, receive fair consideration or reasonably equivalent value for pledging its property for the equal benefit of the other borrower.

If the court were to conclude that the granting of the lien was an avoidable fraudulent conveyance, it could nullify the lien or security instrument effecting the cross-collateralization. The court could also allow the bankrupt party to recover payments it made under the avoided cross-collateralization.

     Prepayment Premiums, Fees and Charges. Under the laws of a number of states, the enforceability of any mortgage loan provisions that require payment of a prepayment premium, fee or charge upon an involuntary prepayment, is unclear. If those provisions were unenforceable, borrowers would have an incentive to default in order to prepay their loans.

     Due-on-Sale and Debt Acceleration Clauses. Some or all of the mortgage loans included in one of our trusts may contain a due-on-sale clause, which permits the lender, with some exceptions, to accelerate the maturity of the mortgage loan upon the sale, transfer or conveyance of--

     o    the related real property, or

     o    a majority ownership interest in the related borrower.

     We anticipate that all of the mortgage loans included in one of our trusts will contain some form of debt-acceleration clause, which permits the lender to accelerate the debt upon specified monetary or non-monetary defaults by the related borrower.

     The courts of all states will enforce acceleration clauses in the event of a material payment default. The equity courts of any state, however, may refuse to allow the foreclosure of a mortgage, deed of trust or other security instrument or to permit the acceleration of the indebtedness if:

     o    the default is deemed to be immaterial,

                                      -30-

     o    the exercise of those remedies would be inequitable or unjust, or

     o    the circumstances would render the acceleration unconscionable.

     Assignments of Leases. Some or all of the mortgage loans included in one of our trusts may be secured by, among other things, an assignment of leases and rents. Under that document, the related borrower will assign its right, title and interest as landlord under the leases on the related real property and the income derived from those leases to the lender as further security for the related mortgage loan, while retaining a license to collect rents for so long as there is no default. In the event the borrower defaults, the license terminates and the lender is entitled to collect rents. In some cases, those assignments may not be perfected as security interests prior to actual possession of the cash flow. Accordingly, state law may require that the lender take possession of the property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, the commencement of bankruptcy or similar proceedings by or with respect to the borrower will adversely affect the lender's ability to collect the rents. See "LEGAL ASPECTS OF MORTGAGE
LOANS--Bankruptcy Laws".

     Defeasance. A mortgage loan underlying a series of offered certificates may permit the related borrower, during the periods specified and subject to the conditions set forth in the loan, to pledge to the holder of the mortgage loan a specified amount of U.S. Treasury obligations or other government securities and thereby obtain a release of the related mortgaged property. The cash amount which a borrower must expend to purchase, or must deliver to a master servicer in order for the master servicer to purchase, the required United States government securities may be in excess of the principal balance of the mortgage loan. A court could interpret that excess amount as a form of prepayment premium or could take it into account for usury purposes. In some states, some forms of prepayment premiums are unenforceable. If the payment of that excess amount were held to be unenforceable, the remaining portion of the cash amount to be delivered may be insufficient to purchase the requisite amount of United States government securities.

LACK OF INSURANCE COVERAGE EXPOSES A TRUST TO RISK FOR PARTICULAR SPECIAL HAZARD
LOSSES

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of a property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in the related policy. Most insurance policies typically do not cover any physical damage resulting from, among other things:

     o    war,

     o    revolution,

     o    governmental actions,

     o    floods and other water-related causes,

     o    earth movement, including earthquakes, landslides and mudflows,

     o    wet or dry rot,

     o    mold,

     o    vermin, and

     o    domestic animals.

                                      -31-

     Not all of the mortgaged real properties that secure mortgage loans included in one of our trusts will be insured against acts of terrorism. Some of those mortgage loans may not require terrorism insurance coverage. In other cases, because of heightened concern over future terrorist activities in the
United States, it may be difficult for borrowers to obtain or renew terrorism insurance coverage at commercially reasonable rates.

     Unless the related mortgage loan documents specifically require the borrower to insure against physical damage arising from these causes, then the resulting losses may be borne by you as a holder of offered certificates.

GROUND LEASES CREATE RISKS FOR LENDERS THAT ARE NOT PRESENT WHEN LENDING ON AN
ACTUAL OWNERSHIP INTEREST IN A REAL PROPERTY

     In order to secure a mortgage loan, a borrower may grant a lien on its leasehold interest in a real property as tenant under a ground lease. If the ground lease does not provide for notice to a lender of a default under the ground lease on the part of the borrower, together with a reasonable opportunity for the lender to cure the default, the lender may be unable to prevent termination of the lease and may lose its collateral.

     In addition, upon the bankruptcy of a landlord or a tenant under a ground lease, the debtor entity has the right to assume or reject the ground lease. If a debtor landlord rejects the lease, the tenant has the right to remain in possession of its leased premises at the rent reserved in the lease for the term, including renewals. If a debtor tenant rejects any or all of its leases, the tenant's lender may not be able to succeed to the tenant's position under the lease unless the landlord has specifically granted the lender that right. If both the landlord and the tenant are involved in bankruptcy proceedings, the trustee for your offered certificates may be unable to enforce the bankrupt tenant's obligation to refuse to treat as terminated a ground lease rejected by a bankrupt landlord. In those circumstances, it is possible that the trustee could be deprived of its security interest in the leasehold estate, notwithstanding lender protection provisions contained in the lease or mortgage loan documents.

     Further, in a recent decision by the United States Court of Appeals for the
Seventh Circuit (Precision Indus. v. Qualitech Steel SBQ, LLC, 2003 U.S. App.
LEXIS 7612 (7th Cir. Apr. 23, 2003)), the court ruled that where a statutory sale of the leased property occurs under Section 363(f) of the U.S. Bankruptcy
Code upon the bankruptcy of a landlord, the sale terminates a lessee's possessory interest in the property, and the purchaser assumes title free and clear of any interest, including any leasehold estates. Pursuant to Section
363(e) of the U.S. Bankruptcy Code, a lessee may request the bankruptcy court to prohibit or condition the statutory sale of the property so as to provide adequate protection of the leasehold interest; however, the court ruled that this provision does not ensure continued possession of the property, but rather entitles the lessee to compensation for the value of its leasehold interest, typically from the sale proceeds. As a result, there can be no assurance that, in the event of a statutory sale of leased property pursuant to Section 363(f)
of the Bankruptcy Code, the lessee may be able to maintain possession of the property under the ground lease. In addition, there can be no assurance that the lessee and/or the lender (to the extent it can obtain standing to intervene)
will be able to recuperate the full value of the leasehold interest in bankruptcy court.

CHANGES IN ZONING LAWS MAY ADVERSELY AFFECT THE USE OR VALUE OF A REAL PROPERTY

     Due to changes in zoning requirements since construction, an income-producing property may not comply with current zoning laws, including density, use, parking and set back requirements. Accordingly, the property may be a permitted non-conforming structure or the operation of the property may be a permitted non-conforming use. This means that the owner is not required to alter the property's structure or use to comply with the new law, but the owner may be limited in its ability to rebuild the premises "as is" in the event of a substantial casualty loss. This may adversely affect the cash flow available following the casualty. If a substantial casualty were to occur, insurance proceeds may not be sufficient to pay a mortgage loan secured by the property in full. In

                                      -32-

addition, if the property were repaired or restored in conformity with the current law, its value or revenue-producing potential may be less than that which existed before the casualty.

COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT OF 1990 MAY BE EXPENSIVE

     Under the Americans with Disabilities Act of 1990, all public accommodations are required to meet federal requirements related to access and use by disabled persons. If a property does not currently comply with that Act, the property owner may be required to incur significant costs in order to effect that compliance. This will reduce the amount of cash flow available to cover other required maintenance and capital improvements and to pay debt service on the mortgage loan(s) that may encumber that property. There can be no assurance that the owner will have sufficient funds to cover the costs necessary to comply with that Act. In addition, noncompliance could result in the imposition of fines by the federal government or an award or damages to private litigants.

LITIGATION MAY ADVERSELY AFFECT A BORROWER'S ABILITY TO REPAY ITS MORTGAGE LOAN

     The owner of a multifamily or commercial property may be a defendant in a litigation arising out of, among other things, the following:

     o    breach of contract involving a tenant, a supplier or other party;

     o    negligence resulting in a personal injury, or

     o    responsibility for an environmental problem.

     Litigation will divert the owner's attention from operating its property.
If the litigation were decided adversely to the owner, the award to the plaintiff may adversely affect the owner's ability to repay a mortgage loan secured by the property.

RESIDUAL INTERESTS IN A REAL ESTATE MORTGAGE INVESTMENT CONDUIT HAVE ADVERSE TAX
CONSEQUENCES

     Inclusion of Taxable Income in Excess of Cash Received. If you own a
certificate that is a residual interest in a real estate mortgage investment conduit, or REMIC, for federal income tax purposes, you will have to report on your income tax return as ordinary income your pro rata share of the taxable income of that REMIC, regardless of the amount or timing of your possible receipt of any cash on the certificate. As a result, your offered certificate may have phantom income early in the term of the REMIC because the taxable income from the certificate may exceed the amount of economic income, if any, attributable to the certificate. While you will have a corresponding amount of tax losses later in the term of the REMIC, the present value of the phantom income may significantly exceed the present value of the tax losses. Therefore, the after-tax yield on any REMIC residual certificate may be significantly less than that of a corporate bond or other instrument having similar cash flow characteristics. In fact, some offered certificates that are residual interests, may have a negative value.

     You will have to report your share of the taxable income and net loss of the REMIC until all the certificates in the related series have a principal balance of zero. See "FEDERAL INCOME TAX CONSEQUENCES--REMICs".

     Some Taxable Income of a Residual Interest Cannot Be Offset Under the
Internal Revenue Code of 1986. A portion of the taxable income from a REMIC residual certificate may be treated as excess inclusions under the Internal
Revenue Code of 1986. You will have to pay tax on the excess inclusions regardless of whether you have other credits, deductions or losses. In particular, the tax on excess inclusion:

     o    generally will not be reduced by losses from other activities,

                                      -33-

     o    for a tax-exempt holder, will be treated as unrelated business taxable income, and

     o    for a foreign holder, will not qualify for any exemption from withholding tax.

     Individuals and Some Entities Should Not Invest in REMIC Residual
Certificates. The fees and non-interest expenses of a REMIC will be allocated pro rata to certificates that are residual interests in the REMIC. However, individuals will only be able to deduct these expenses as miscellaneous itemized deductions, which are subject to numerous restrictions and limitations under the
Internal Revenue Code of 1986. Therefore, the certificates that are residual interests generally are not appropriate investments for:

     o    individuals,

     o    estates,

     o    trusts beneficially owned by any individual or estate, and

     o    pass-through entities having any individual, estate or trust as a shareholder, member or partner.

     In addition, the REMIC residual certificates will be subject to numerous transfer restrictions. These restrictions will reduce your ability to liquidate a REMIC residual certificate. For example, unless we indicate otherwise in the related prospectus supplement, you will not be able to transfer a REMIC residual certificate to:

     o    a foreign person under the Internal Revenue Code of 1986, or

     o    a U.S. Person that is classified as a partnership under the Internal
          Revenue Code of 1986, unless all of its beneficial owners are U.S.
          Persons, or

     o    a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. Person.

     See "FEDERAL INCOME TAX CONSEQUENCES--REMICs--Taxation of Owners of REMIC
Residual Certificates".

PROBLEMS WITH BOOK-ENTRY REGISTRATION

     Your offered certificates may be issued in book-entry form through the facilities of the Depository Trust Company. As a result--

     o    you will be able to exercise your rights as a certificateholder only indirectly through the Depository Trust Company and its participating organizations;

     o    you may have only limited access to information regarding your offered certificates;

     o    you may suffer delays in the receipt of payments on your offered certificates; and

     o    your ability to pledge or otherwise take action with respect to your offered certificates may be limited due to the lack of a physical certificate evidencing your ownership of those certificates.

     See "DESCRIPTION OF THE CERTIFICATES--Book-Entry Registration and
Definitive Certificates".

                                      -34-

POTENTIAL CONFLICTS OF INTEREST CAN AFFECT A PERSON'S PERFORMANCE

     The master servicer or special servicer for one of our trusts, or any of their respective affiliates, may purchase certificates evidencing interests in that trust.

     In addition, the master servicer or special servicer for one of our trusts, or any of their respective affiliates, may have interests in, or other financial relationships with, borrowers under the related mortgage loans.

     In servicing the mortgage loans in any of our trusts, the related master servicer and special servicer will each be required to observe the terms of the governing document(s) for the related series of offered certificates and, in particular, to act in accordance with the servicing standard described in the related prospectus supplement. You should consider, however, that either of these parties, if it or an affiliate owns certificates, or has financial interests in or other financial dealings with any of the related borrowers, may have interests when dealing with the mortgage loans underlying your offered certificates that are in conflict with your interests. For example, if the related special servicer owns any certificates, it could seek to mitigate the potential loss on its certificates from a troubled mortgage loan by delaying enforcement in the hope of realizing greater proceeds in the future. However, this action by a special servicer could result a lower recovery to the related trust than would have been the case if the special servicer had not delayed in taking enforcement action.

     Furthermore, the master servicer or special servicer for any of our trusts may service existing and new loans for third parties, including portfolios of loans similar to the mortgage loans included in that trust. The properties securing these other loans may be in the same markets as and compete with the properties securing mortgage loans in our trust. Accordingly, that master servicer or special servicer may be acting on behalf of parties with conflicting interests.

THE RISK OF TERRORISM IN THE UNITED STATES AND MILITARY ACTION MAY ADVERSELY
AFFECT THE VALUE OF THE OFFERED CERTIFICATES AND PAYMENTS ON THE MORTGAGE ASSETS

     It is impossible to predict the extent to which terrorist activities may occur in the United States. Furthermore, it is uncertain what effects any past or future terrorist activities and/or consequent actions on the part of the
United States Government and others, including military action, will have on
U.S. and world financial markets; local, regional and national economies; real estate markets across the U.S.; and/or particular business segments, including those that are important to the performance of the real properties that secure the mortgage loans underlying any series of offered certificates. Among other things, reduced investor confidence could result in substantial volatility in securities markets and a decline in real estate-related investments. In addition, reduced consumer confidence, as well as a heightened concern for personal safety, could result in a material decline in personal spending and travel.

     As a result of the foregoing, defaults on commercial real estate loans could increase; and, regardless of the performance of the mortgage loans underlying any series of offered certificates, the liquidity and market value of those offered certificates may be impaired.

                    CAPITALIZED TERMS USED IN THIS PROSPECTUS

     From time to time we use capitalized terms in this prospectus. Each of those capitalized terms will have the meaning assigned to it in the glossary attached to this prospectus.

                                      -35-

                         DESCRIPTION OF THE TRUST ASSETS

GENERAL

     We will be responsible for establishing the trust underlying each series of offered certificates. The assets of the trust will primarily consist of:

     o    various types of multifamily and/or commercial mortgage loans;

     o    mortgage participations, pass-through certificates, collateralized mortgage obligations or other mortgage-backed securities that directly or indirectly evidence interests in, or are secured by pledges of, one or more of various types of multifamily and/or commercial mortgage loans; or

     o    a combination of mortgage loans and mortgage-backed securities of the types described above.

     We do not originate mortgage loans. Accordingly, we must acquire each of the mortgage loans to be included in one of our trusts from the originator or a subsequent assignee. In some cases, that originator or subsequent assignee will be one of our affiliates.

     Unless we indicate otherwise in the related prospectus supplement, we will acquire, directly or through one of our affiliates, in the secondary market, any mortgage-backed security to be included in one of our trusts.

     Neither we nor any of our affiliates will guarantee any of the mortgage assets included in one of our trusts. Furthermore, unless we indicate otherwise in the related prospectus supplement, no governmental agency or instrumentality will guarantee or insure any of those mortgage assets.

MORTGAGE LOANS

     General. Each mortgage loan underlying the offered certificates will constitute the obligation of one or more persons to repay a debt. That obligation will be evidenced by a promissory note or bond. In addition, that obligation will be secured by a mortgage, deed of trust or other security instrument that creates a first or junior lien on, or security interest in, an interest in one or more of the following types of real property:

     o    rental or cooperatively-owned buildings with multiple dwelling units;

     o    retail properties related to the sale of consumer goods and other products to the general public, such as shopping centers, malls, factory outlet centers, automotive sales centers, department stores and other retail stores, grocery stores, specialty shops, convenience stores and gas stations;

     o    retail properties related to providing entertainment, recreational and personal services to the general public, such as movie theaters, fitness centers, bowling alleys, salons, dry cleaners and automotive service centers;

     o    office properties;

     o    hospitality properties, such as hotels, motels and other lodging facilities;

     o    casino properties;

     o    health care related properties, such as hospitals, skilled nursing facilities, nursing homes, congregate care facilities and, in some cases, assisted living centers and senior housing;

                                      -36-

     o    industrial properties;

     o    warehouse facilities, mini-warehouse facilities and self-storage facilities;

     o    restaurants, taverns and other establishments involved in the food and beverage industry;

     o    manufactured housing communities, mobile home parks and recreational vehicle parks;

     o    recreational and resort properties, such as golf courses, marinas, ski resorts and amusement parks;

     o    arenas and stadiums;

     o    churches and other religious facilities;

     o    parking lots and garages;

     o    mixed use properties;

     o    other income-producing properties; and

     o    unimproved land.

     The real property interests that may be encumbered in order to secure a mortgage loan underlying your offered certificates, include--

     o    a fee interest or estate, which consists of ownership of the property for an indefinite period,

     o    an estate for years, which consists of ownership of the property for a specified period of years,

     o    a leasehold interest or estate, which consists of a right to occupy and use the property for a specified period of years, subject to the terms and conditions of a lease,

     o    shares in a cooperative corporation which owns the property, or

     o    any other real estate interest under applicable local law.

Any of these real property interests may be subject to deed restrictions, easements, rights of way and other matters of public record with respect to the related property. In addition, the use of, and improvements that may be constructed on, any particular real property will, in most cases, be subject to zoning laws and other legal restrictions.

     Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by liens on real properties located in the United
States, its territories and possessions. However, some of those mortgage loans may be secured by liens on real properties located outside the United States, its territories and possessions, provided that foreign mortgage loans do not represent more than 10% of the related mortgage asset pool, by balance.

                                      -37-

     If we so indicate in the related prospectus supplement, one or more of the mortgage loans underlying a series of offered certificates may be secured by a junior lien on the related real property. However, the loan or loans secured by the more senior liens on that property may not be included in the related trust.
The primary risk to the holder of a mortgage loan secured by a junior lien on a real property is the possibility that the foreclosure proceeds remaining after payment of the loans secured by more senior liens on that property will be insufficient to pay the junior loan in full. In a foreclosure proceeding, the sale proceeds are generally applied--

     o    first, to the payment of court costs and fees in connection with the foreclosure,

     o    second, to the payment of real estate taxes, and

     o    third, to the payment of any and all principal, interest, prepayment or acceleration penalties, and other amounts owing to the holder of the senior loans.

The claims of the holders of the senior loans must be satisfied in full before the holder of the junior loan receives any payments with respect to the junior loan. If a lender forecloses on a junior loan, it does so subject to any related senior loans.

     If we so indicate in the related prospectus supplement, the mortgage loans underlying a series of offered certificates may be delinquent as of the date the certificates are initially issued. In those cases, we will describe in the related prospectus supplement--

     o    the period of the delinquency,

     o    any forbearance arrangement then in effect,

     o    the condition of the related real property, and

     o    the ability of the related real property to generate income to service the mortgage debt.

We will not, however, transfer any mortgage loan to a trust if we know that the mortgage loan is, at the time of transfer, more than 90 days delinquent with respect to any scheduled payment of principal or interest or in foreclosure.

     A Discussion of the Various Types of Multifamily and Commercial Properties
that May Secure Mortgage Loans Underlying a Series of Offered Certificates. The
mortgage loans underlying a series of offered certificates may be secured by numerous types of multifamily and commercial properties. As we discuss below under "--Mortgage Loans--Default and Loss Considerations with Respect to
Commercial and Multifamily Mortgage Loans", the adequacy of an income-producing property as security for a mortgage loan depends in large part on its value and ability to generate net operating income. Set forth below is a discussion of some of the various factors that may affect the value and operations of the indicated types of multifamily and commercial properties.

     Multifamily Rental Properties. Factors affecting the value and operation of a multifamily rental property include:

     o    the physical attributes of the property, such as its age, appearance, amenities and construction quality;

     o    the types of services or amenities offered at the property;

     o    the location of the property;

                                      -38-

     o    the characteristics of the surrounding neighborhood, which may change over time;

     o    the rents charged for dwelling units at the property relative to the rents charged for comparable units at competing properties;

     o    the ability of management to provide adequate maintenance and insurance;

     o    the property's reputation;

     o    the level of mortgage interest rates, which may encourage tenants to purchase rather than lease housing;

     o    the existence or construction of competing or alternative residential properties, including other apartment buildings and complexes, manufactured housing communities, mobile home parks and single-family housing;

     o    the ability of management to respond to competition;

     o    the tenant mix and whether the property is primarily occupied by workers from a particular company or type of business, or personnel from a local military base;

     o    in the case of student housing facilities, the reliance on the financial well-being of the college or university to which it relates, competition from on-campus housing units, and the relatively higher turnover rate compared to other types of multifamily tenants;

     o    adverse local, regional or national economic conditions, which may limit the amount that may be charged for rents and may result in a reduction in timely rent payments or a reduction in occupancy levels;

     o    state and local regulations, which may affect the property owner's ability to increase rent to the market rent for an equivalent apartment;

     o    the extent to which the property is subject to land use restrictive covenants or contractual covenants that require that units be rented to low income tenants;

     o    the extent to which the cost of operating the property, including the cost of utilities and the cost of required capital expenditures, may increase; and

     o    the extent to which increases in operating costs may be passed through to tenants.

     Because units in a multifamily rental property are leased to individuals, usually for no more than a year, the property is likely to respond relatively quickly to a downturn in the local economy or to the closing of a major employer in the area.

     Some states regulate the relationship of an owner and its tenants at a multifamily rental property. Among other things, these states may--

     o    require written leases;

     o    require good cause for eviction;

                                      -39-

     o    require disclosure of fees;

     o    prohibit unreasonable rules;

     o    prohibit retaliatory evictions;

     o    prohibit restrictions on a resident's choice of unit vendors;

     o    limit the bases on which a landlord may increase rent; or

     o    prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's building.

     Apartment building owners have been the subject of suits under state Unfair and Deceptive Practices Acts and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices.

     Some counties and municipalities also impose rent control regulations on apartment buildings. These regulations may limit rent increases to--

     o    fixed percentages,

     o    percentages of increases in the consumer price index,

     o    increases set or approved by a governmental agency, or

     o    increases determined through mediation or binding arbitration.

     In many cases, the rent control laws do not provide for decontrol of rental rates upon vacancy of individual units. Any limitations on a landlord's ability to raise rents at a multifamily rental property may impair the landlord's ability to repay a mortgage loan secured by the property or to meet operating costs.

     Some multifamily rental properties are subject to land use restrictive covenants or contractual covenants in favor of federal or state housing agencies. These covenants generally require that a minimum number or percentage of units be rented to tenants who have incomes that are substantially lower than median incomes in the area or region. These covenants may limit the potential rental rates that may be charged at a multifamily rental property, the potential tenant base for the property or both. An owner may subject a multifamily rental property to these covenants in exchange for tax credits or rent subsidies. When the credits or subsidies cease, net operating income will decline. The differences in rents between subsidized or supported properties and other multifamily rental properties in the same area may not be a sufficient economic incentive for some eligible tenants to reside at a subsidized or supported property that may have fewer amenities or be less attractive as a residence. As a result, occupancy levels at a subsidized or supported property may decline, which may adversely affect the value and successful operation of the property.

     Some mortgage loans underlying the offered certificates will be secured by--

     o    the related borrower's interest in multiple units in a residential condominium project, and

     o    the related voting rights in the owners' association for the project.

     Due to the nature of condominiums, a default on any of those mortgage loans will not allow the related special servicer the same flexibility in realizing on the real property collateral as is generally available with

                                      -40-

respect to multifamily rental properties that are not condominiums. The rights of other unit owners, the governing documents of the owners' association and the state and local laws applicable to condominiums must be considered and respected. Consequently, servicing and realizing upon the collateral for those mortgage loans could subject the related trust to greater delay, expense and risk than a loan secured by a multifamily rental property that is not a condominium.

     Cooperatively-Owned Apartment Buildings. Some multifamily properties are owned or leased by cooperative corporations. In general, each shareholder in the corporation is entitled to occupy a particular apartment unit under a long-term proprietary lease or occupancy agreement.

     A tenant/shareholder of a cooperative corporation must make a monthly maintenance payment to the corporation. The monthly maintenance payment represents a tenant/shareholder's pro rata share of the corporation's--

     o    mortgage loan payments,

     o    real property taxes,

     o    maintenance expenses, and

     o    other capital and ordinary expenses of the property.

These monthly maintenance payments are in addition to any payments of principal and interest the tenant/shareholder must make on any loans of the tenant/shareholder secured by its shares in the corporation.

     A cooperative corporation is directly responsible for building maintenance and payment of real estate taxes and hazard and liability insurance premiums. A cooperative corporation's ability to meet debt service obligations on a mortgage loan secured by, and to pay all other operating expenses of, the cooperatively owned property depends primarily upon the receipt of--

     o    maintenance payments from the tenant/shareholders, and

     o    any rental income from units or commercial space that the cooperative corporation might control.

     A cooperative corporation may have to impose special assessments on the tenant/shareholders in order to pay unanticipated expenditures. Accordingly, a cooperative corporation is highly dependent on the financial well being of its tenant/shareholders. A cooperative corporation's ability to pay the amount of any balloon payment due at the maturity of a mortgage loan secured by the cooperatively owned property depends primarily on its ability to refinance the property. Additional factors likely to affect the economic performance of a cooperative corporation include--

     o    the failure of the corporation to qualify for favorable tax treatment as a "cooperative housing corporation" each year, which may reduce the cash flow available to make debt service payments on a mortgage loan secured by cooperatively owned property; and

     o    the possibility that, upon foreclosure, if the cooperatively-owned property becomes a rental property, certain units could be subject to rent control, stabilization and tenants' rights laws, at below market rents, which may affect rental income levels and the marketability and sale proceeds of the ensuing rental property as a whole.

                                      -41-

     In a typical cooperative conversion plan, the owner of a rental apartment building contracts to sell the building to a newly formed cooperative corporation. Shares are allocated to each apartment unit by the owner or sponsor. The current tenants have a specified period to subscribe at prices discounted from the prices to be offered to the public after that period. As part of the consideration for the sale, the owner or sponsor receives all the unsold shares of the cooperative corporation. In general the sponsor controls the corporation's board of directors and management for a limited period of time. If the sponsor holds the shares allocated to a large number of apartment units, the lender on a mortgage loan secured by a cooperatively owned property may be adversely affected by a decline in the creditworthiness of the sponsor.

     Many cooperative conversion plans are non-eviction plans. Under a non-eviction plan, a tenant at the time of conversion who chooses not to purchase shares is entitled to reside in its apartment unit as a subtenant from the owner of the shares allocated to that unit. Any applicable rent control or rent stabilization laws would continue to be applicable to the subtenancy. In addition, the subtenant may be entitled to renew its lease for an indefinite number of years with continued protection from rent increases above those permitted by any applicable rent control and rent stabilization laws. The owner/shareholder is responsible for the maintenance payments to the cooperative corporation without regard to whether it receives rent from the subtenant or whether the rent payments are lower than maintenance payments on the unit.
Newly-formed cooperative corporations typically have the greatest concentration of non-tenant/shareholders.

     Retail Properties. The term "retail property" encompasses a broad range of properties at which businesses sell consumer goods and other products and provide various entertainment, recreational or personal services to the general public. Some examples of retail properties include--

     o    shopping centers,

     o    factory outlet centers,

     o    malls,

     o    automotive sales and service centers,

     o    consumer oriented businesses,

     o    department stores,

     o    grocery stores,

     o    convenience stores,

     o    specialty shops,

     o    gas stations,

     o    movie theaters,

     o    fitness centers,

     o    bowling alleys,

     o    salons, and

                                      -42-

     o    dry cleaners.

     Unless owner occupied, retail properties generally derive all or a substantial percentage of their income from lease payments from commercial tenants. Therefore, it is important for the owner of a retail property to attract and keep tenants, particularly significant tenants, that are able to meet their lease obligations. In order to attract tenants, the owner of a retail property may be required to--

     o    lower rents,

     o    grant a potential tenant a free rent or reduced rent period,

     o    improve the condition of the property generally, or

     o    make at its own expense, or grant a rent abatement to cover, tenant improvements for a potential tenant.

     A prospective tenant will also be interested in the number and type of customers that it will be able to attract at a particular retail property. The ability of a tenant at a particular retail property to attract customers will be affected by a number of factors related to the property and the surrounding area, including:

     o    competition from other retail properties;

     o    perceptions regarding the safety, convenience and attractiveness of the property;

     o    perceptions regarding the safety of the surrounding area;

     o    demographics of the surrounding area;

     o    the strength and stability of the local, regional and national economies;

     o    traffic patterns and access to major thoroughfares;

     o    the visibility of the property;

     o    availability of parking;

     o    the particular mixture of the goods and services offered at the property;

     o    customer tastes, preferences and spending patterns; and

     o    the drawing power of other tenants.

     The success of a retail property is often dependent on the success of its tenants' businesses. A significant component of the total rent paid by tenants of retail properties is often tied to a percentage of gross sales or revenues.
Declines in sales or revenues of the tenants will likely cause a corresponding decline in percentage rents and/or impair the tenants' ability to pay their rent or other occupancy costs. A default by a tenant under its lease could result in delays and costs in enforcing the landlord's rights. Retail properties would be directly and adversely affected by a decline in the local economy and reduced consumer spending.

     Repayment of a mortgage loan secured by a retail property will be affected by the expiration of space leases at the property and the ability of the borrower to renew or relet the space on comparable terms. Even if

                                      -43-

vacant space is successfully relet, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, may be substantial and could reduce cash flow from a retail property.

     The presence or absence of an anchor tenant or a shadow anchor in a multi-tenanted retail property can be important. Anchor tenants play a key role in generating customer traffic and making the center desirable for other tenants. An anchor tenant is, in general, a retail tenant whose space is substantially larger in size than that of other tenants at the same retail property and whose operation is vital in attracting customers to the property. A shadow anchor is usually significantly larger in size than most tenants in the property, is important in attracting customers to a retail property and is located sufficiently close and conveniently to the property, but not on the property, so as to influence and attract potential customers. At some retail properties, the anchor tenant owns the space it occupies. In those cases where the property owner does not control the space occupied by the anchor tenant, the property owner may not be able to take actions with respect to the space that it otherwise typically would, such as granting concessions to retain an anchor tenant or removing an ineffective anchor tenant. In some cases, an anchor tenant may cease to operate at the property, thereby leaving its space unoccupied even though it continues to own or pay rent on the vacant or dark space. If an anchor tenant ceases operations at a retail property, other tenants at the property may be entitled to terminate their leases prior to the scheduled termination date or to pay rent at a reduced rate for the remaining term of the lease. Additionally, if an anchor store that was part of the mortgaged property were to close, the related borrower may be unable to replace the anchor in a timely manner or without suffering adverse economic consequences. In addition, in the event that a shadow anchor fails to renew its lease, terminates its lease or otherwise ceases to conduct business within a close proximity to a mortgaged property, customer traffic at the mortgaged property may be substantially reduced.

     Various factors will adversely affect the economic performance of an anchored retail property, including:

     o    an anchor tenant's failure to renew its lease;

     o    termination of an anchor tenant's lease;

     o    the bankruptcy or economic decline of an anchor tenant or a self-owned anchor;

     o    the cessation of the business of a self-owned anchor or of an anchor tenant, notwithstanding its continued ownership of the previously occupied space or its continued payment of rent, as the case may be;
          or

     o    a loss of an anchor tenant's ability to attract shoppers.

     Retail properties may also face competition from sources outside a given real estate market or with lower operating costs. For example, all of the following compete with more traditional department stores and specialty shops for consumer dollars:

     o    factory outlet centers;

     o    discount shopping centers and clubs;

     o    catalogue retailers;

     o    television shopping networks and programs;

     o    internet web sites; and

     o    telemarketing.

                                      -44-

     Similarly, home movie rentals and pay-per-view movies provide alternate sources of entertainment to movie theaters. Continued growth of these alternative retail outlets and entertainment sources, which are often characterized by lower operating costs, could adversely affect the rents collectible at retail properties.

     Gas stations, automotive sales and service centers and dry cleaners also pose unique environmental risks because of the nature of their businesses and the types of products used or sold in those businesses.

     Office Properties. Factors affecting the value and operation of an office property include:

     o    the number and quality of the tenants, particularly significant tenants, at the property;

     o    the physical attributes of the building in relation to competing buildings;

     o    the location of the property with respect to the central business district or population centers;

     o    demographic trends within the metropolitan area to move away from or towards the central business district;

     o    social trends combined with space management trends, which may change towards options such as telecommuting or hoteling to satisfy space needs;

     o    tax incentives offered to businesses or property owners by cities or suburbs adjacent to or near where the building is located;

     o    local competitive conditions, such as the supply of office space or the existence or construction of new competitive office buildings;

     o    the quality and philosophy of building management;

     o    access to mass transportation; and

     o    changes in zoning laws.

     Office properties may be adversely affected by an economic decline in the business operated by their tenants. The risk associated with that economic decline is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Office properties are also subject to competition with other office properties in the same market. Competitive factors affecting an office property include:

     o    rental rates;

     o    the building's age, condition and design, including floor sizes and layout;

     o    access to public transportation and availability of parking; and

     o    amenities offered to its tenants, including sophisticated building systems, such as fiber optic cables, satellite communications or other base building technological features.

     The cost of refitting office space for a new tenant is often higher than for other property types.

                                      -45-

     The success of an office property also depends on the local economy.
Factors influencing a company's decision to locate in a given area include:

     o    the cost and quality of labor;

     o    tax incentives; and

     o    quality of life considerations, such as schools and cultural amenities.

     The strength and stability of the local or regional economy will affect an office property's ability to attract stable tenants on a consistent basis. A central business district may have a substantially different economy from that of a suburb.

     Hospitality Properties. Hospitality properties may involve different types of hotels and motels, including:

     o    full service hotels;

     o    resort hotels with many amenities;

     o    limited service hotels;

     o    hotels and motels associated with national or regional franchise chains;

     o    hotels that are not affiliated with any franchise chain but may have their own brand identity; and

     o    other lodging facilities.

     Factors affecting the economic performance of a hospitality property include:

     o    the location of the property and its proximity to major population centers or attractions;

     o    the seasonal nature of business at the property;

     o    the level of room rates relative to those charged by competitors;

     o    quality and perception of the franchise affiliation, if any;

     o    economic conditions, either local, regional or national, which may limit the amount that can be charged for a room and may result in a reduction in occupancy levels;

     o    the existence or construction of competing hospitality properties;

     o    nature and quality of the services and facilities;

     o    financial strength and capabilities of the owner and operator;

     o    the need for continuing expenditures for modernizing, refurbishing and maintaining existing facilities;

     o    increases in operating costs, which may not be offset by increased room rates;

                                      -46-

     o    the property's dependence on business and commercial travelers and tourism;

     o    changes in travel patterns caused by changes in access, energy prices, labor strikes, relocation of highways, the reconstruction of additional highways or other factors; and

     o    changes in travel patterns caused by perceptions of travel safety, which perceptions can be significantly and adversely influenced by terrorist acts and foreign conflict as well as apprehension regarding the possibility of such acts or conflicts.

     Because limited service hotels and motels are relatively quick and inexpensive to construct and may quickly reflect a positive value, an over-building of these hotels and motels could occur in any given region, which would likely adversely affect occupancy and daily room rates. Further, because rooms at hospitality properties are generally rented for short periods of time, hospitality properties tend to be more sensitive to adverse economic conditions and competition than many other types of commercial properties. Additionally, the revenues of some hospitality properties, particularly those located in regions whose economies depend upon tourism, may be highly seasonal in nature.

     Hospitality properties may be operated under franchise agreements. The continuation of a franchise is typically subject to specified operating standards and other terms and conditions. The franchisor periodically inspects its licensed properties to confirm adherence to its operating standards. The failure of the hospitality property to maintain those standards or adhere to those other terms and conditions could result in the loss or cancellation of the franchise license. It is possible that the franchisor could condition the continuation of a franchise license on the completion of capital improvements or the making of capital expenditures that the owner of the hospitality property determines are too expensive or are otherwise unwarranted in light of the operating results or prospects of the property. In that event, the owner of the hospitality property may elect to allow the franchise license to lapse. In any case, if the franchise is terminated, the owner of the hospitality property may seek to obtain a suitable replacement franchise, which may be at significantly higher fees than the previous franchise, or to operate property independently of a franchise license. The loss of a franchise license could have a material adverse effect upon the operations or value of the hospitality property because of the loss of associated name recognition, marketing support and centralized reservation systems provided by the franchisor.

     The viability of any hospitality property that is a franchise of a national or a regional hotel or motel chain is dependent upon:

     o    the continued existence and financial strength of the franchisor;

     o    the public perception of the franchise service mark; and

     o    the duration of the franchise licensing agreement.

     The transferability of franchise license agreements may be restricted. The consent of the franchisor would be required for the continued use of the franchise license by the hospitality property following a foreclosure.
Conversely, a lender may be unable to remove a franchisor that it desires to replace following a foreclosure. Additionally, any provision in a franchise agreement or management agreement providing for termination because of a bankruptcy of a franchisor or manager will generally not be enforceable. In the event of a foreclosure on a hospitality property, the lender or other purchaser of the hospitality property may not be entitled to the rights under any associated liquor license. That party would be required to apply in its own right for a new liquor license. There can be no assurance that a new license could be obtained or that it could be obtained promptly. The lack of a liquor license in a hospitality property could have an adverse impact on the revenue from that property or on its occupancy rate.

                                      -47-

     Casino Properties. Factors affecting the economic performance of a casino property include:

     o    location, including proximity to or easy access from major population centers;

     o    appearance;

     o    economic conditions, either local, regional or national, which may limit the amount of disposable income that potential patrons may have for gambling;

     o    the existence or construction of competing casinos;

     o    dependence on tourism; and

     o    local or state governmental regulation.

     Competition among major casinos may involve attracting patrons by--

     o    providing alternate forms of entertainment, such as performers and sporting events, and

     o    offering low-priced or free food and lodging.

     Casino owners may expend substantial sums to modernize, refurbish and maintain existing facilities.

     Because of their dependence on disposable income of patrons, casino properties are likely to respond quickly to a downturn in the economy.

     The ownership and operation of casino properties is often subject to local or state governmental regulation. A government agency or authority may have jurisdiction over or influence with respect to the foreclosure of a casino property or the bankruptcy of its owner or operator. In some jurisdictions, it may be necessary to receive governmental approval before foreclosing, thereby resulting in substantial delays to a lender. Gaming licenses are not transferable, including in connection with a foreclosure. There can be no assurance that a lender or another purchaser in foreclosure or otherwise will be able to obtain the requisite approvals to continue operating the foreclosed property as a casino.

     Any given state or municipality that currently allows legalized gambling could pass legislation banning it.

     The loss of a gaming license for any reason would have a material adverse effect on the value of a casino property.

     Health Care Related Properties. Health care related properties include:

     o    hospitals;

     o    medical offices;

     o    skilled nursing facilities;

     o    nursing homes;

     o    congregate care facilities; and

                                      -48-

     o    in some cases, assisted living centers and housing for seniors.

     Health care related facilities, particularly nursing homes, may receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to:

     o    statutory and regulatory changes;

     o    retroactive rate adjustments;

     o    administrative rulings;

     o    policy interpretations;

     o    delays by fiscal intermediaries; and

     o    government funding restrictions.

All of the foregoing can adversely affect revenues from the operation a health care related facility. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers. In addition, there are currently under consideration various proposals for national health care relief that could further limit these payments.

     Providers of long-term nursing care and other medical services are highly regulated by federal, state and local law. They are subject to numerous factors which can increase the cost of operation, limit growth and, in extreme cases, require or result in suspension or cessation of operations, including:

     o    federal and state licensing requirements;

     o    facility inspections;

     o    rate setting;

     o    reimbursement policies; and

     o    laws relating to the adequacy of medical care, distribution of pharmaceuticals, use of equipment, personnel operating policies and maintenance of and additions to facilities and services.

     Under applicable federal and state laws and regulations, Medicare and
Medicaid reimbursements generally may not be made to any person other than the provider who actually furnished the related material goods and services.
Accordingly, in the event of foreclosure on a health care related facility, neither a lender nor other subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the property prior to foreclosure. Furthermore, in the event of foreclosure, there can be no assurance that a lender or other purchaser in a foreclosure sale would be entitled to the rights under any required licenses and regulatory approvals.
The lender or other purchaser may have to apply in its own right for those licenses and approvals. There can be no assurance that a new license could be obtained or that a new approval would be granted.

                                      -49-

     Health care related facilities are generally special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect their liquidation value. Furthermore, transfers of health care related facilities are subject to regulatory approvals under state, and in some cases federal, law not required for transfers of most other types of commercial properties.

     Industrial Properties. Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment and/or by a general slowdown in the economy. In addition, an industrial property that suited the particular needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties. Also, lease terms with respect to industrial properties are generally for shorter periods of time and may result in a substantial percentage of leases expiring in the same year at any particular industrial property.

     The value and operation of an industrial property depends on:

     o    location of the property, the desirability of which in a particular instance may depend on--

          1.   availability of labor services,

          2.   proximity to supply sources and customers, and

          3.   accessibility to various modes of transportation and shipping, including railways, roadways, airline terminals and ports;

     o    building design of the property, the desirability of which in a particular instance may depend on--

          1.   ceiling heights,

          2.   column spacing,

          3.   number and depth of loading bays,

          4.   divisibility,

          5.   floor loading capacities,

          6.   truck turning radius,

          7.   overall functionality, and

          8.   adaptability of the property, because industrial tenants often need space that is acceptable for highly specialized activities;
               and

     o    the quality and creditworthiness of individual tenants, because industrial properties frequently have higher tenant concentrations.

     Industrial properties are generally special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect their liquidation value. In addition, properties used for many industrial purposes are more prone to environmental concerns than other property types.

     Warehouse, Mini-Warehouse and Self-Storage Facilities. Warehouse,
mini-warehouse and self-storage properties are considered vulnerable to competition because both acquisition costs and break-even occupancy are relatively low. In addition, it would require substantial capital expenditures to convert a warehouse, mini-

                                      -50-

warehouse or self-storage property to an alternative use. This will materially impair the liquidation value of the property if its operation for storage purposes becomes unprofitable due to decreased demand, competition, age of improvements or other factors.

     Successful operation of a warehouse, mini-warehouse or self-storage property depends on--

     o    building design,

     o    location and visibility,

     o    tenant privacy,

     o    efficient access to the property,

     o    proximity to potential users, including apartment complexes or commercial users,

     o    services provided at the property, such as security,

     o    age and appearance of the improvements, and

     o    quality of management.

     In addition, it is difficult to assess the environmental risks posed by warehouse, mini-warehouse and self-storage properties due to tenant privacy restrictions, tenant anonymity and unsupervised access to these facilities.
Therefore, these facilities may pose additional environmental risks to investors. Environmental site assessments performed with respect to warehouse, mini-warehouse and self-storage properties would not include an inspection of the contents of the facilities. Therefore, it would not be possible to provide assurance that any of the units included in these kinds of facilities are free from hazardous substances or other pollutants or contaminants.

     Restaurants and Taverns. Factors affecting the economic viability of individual restaurants, taverns and other establishments that are part of the food and beverage service industry include:

     o    competition from facilities having businesses similar to a particular restaurant or tavern;

     o    perceptions by prospective customers of safety, convenience, services and attractiveness;

     o    the cost, quality and availability of food and beverage products;

     o    negative publicity, resulting from instances of food contamination, food-borne illness and similar events;

     o    changes in demographics, consumer habits and traffic patterns;

     o    the ability to provide or contract for capable management; and

     o    retroactive changes to building codes, similar ordinances and other legal requirements.

     Adverse economic conditions, whether local, regional or national, may limit the amount that may be charged for food and beverages and the extent to which potential customers dine out. Because of the nature of the business, restaurants and taverns tend to respond to adverse economic conditions more quickly than do many other types of commercial properties. Furthermore, the transferability of any operating, liquor and other licenses

                                      -51-

to an entity acquiring a bar or restaurant, either through purchase or foreclosure, is subject to local law requirements.

     The food and beverage service industry is highly competitive. The principal means of competition are--

     o    market segment,

     o    product,

     o    price,

     o    value,

     o    quality,

     o    service,

     o    convenience,

     o    location, and

     o    the nature and condition of the restaurant facility.

     A restaurant or tavern operator competes with the operators of comparable establishments in the area in which its restaurant or tavern is located. Other restaurants could have--

     o    lower operating costs,

     o    more favorable locations,

     o    more effective marketing,

     o    more efficient operations, or

     o    better facilities.

     The location and condition of a particular restaurant or tavern will affect the number of customers and, to an extent, the prices that may be charged. The characteristics of an area or neighborhood in which a restaurant or tavern is located may change over time or in relation to competing facilities. Also, the cleanliness and maintenance at a restaurant or tavern will affect its appeal to customers. In the case of a regionally- or nationally-known chain restaurant, there may be costly expenditures for renovation, refurbishment or expansion, regardless of its condition.

     Factors affecting the success of a regionally- or nationally-known chain restaurant include:

     o    actions and omissions of any franchisor, including management practices that--

          1.   adversely affect the nature of the business, or

          2.   require renovation, refurbishment, expansion or other
               expenditures;

                                      -52-

     o    the degree of support provided or arranged by the franchisor, including its franchisee organizations and third-party providers of products or services; and

     o    the bankruptcy or business discontinuation of the franchisor or any of its franchisee organizations or third-party providers.

     Chain restaurants may be operated under franchise agreements. Those agreements typically do not contain provisions protective of lenders. A borrower's rights as franchisee typically may be terminated without informing the lender, and the borrower may be precluded from competing with the franchisor upon termination. In addition, a lender that acquires title to a restaurant site through foreclosure or similar proceedings may be restricted in the use of the site or may be unable to succeed to the rights of the franchisee under the related franchise agreement. The transferability of a franchise may be subject to other restrictions. Also, federal and state franchise regulations may impose additional risk, including the risk that the transfer of a franchise acquired through foreclosure or similar proceedings may require registration with governmental authorities or disclosure to prospective transferees.

     Manufactured Housing Communities, Mobile Home Parks and Recreational
Vehicle Parks. Manufactured housing communities and mobile home parks consist of land that is divided into "spaces" or "home sites" that are primarily leased to owners of the individual mobile homes or other housing units. The home owner often invests in site-specific improvements such as carports, steps, fencing, skirts around the base of the home, and landscaping. The land owner typically provides private roads within the park, common facilities and, in many cases, utilities. Due to relocation costs and, in some cases, demand for homesites, the value of a mobile home or other housing unit in place in a manufactured housing community or mobile home park is generally higher, and can be significantly higher, than the value of the same unit not placed in a manufactured housing community or mobile home park. As a result, a well-operated manufactured housing community or mobile home park that has achieved stabilized occupancy is typically able to maintain occupancy at or near that level. For the same reason, a lender that provided financing for the home of a tenant who defaulted in his or her space rent generally has an incentive to keep rental payments current until the home can be resold in place, rather than to allow the unit to be removed from the park. In general, the individual mobile homes and other housing units will not constitute collateral for a mortgage loan underlying a series of offered certificates.

     Recreational vehicle parks lease spaces primarily or exclusively for motor homes, travel trailers and portable truck campers, primarily designed for recreational, camping or travel use. In general, parks that lease recreational vehicle spaces can be viewed as having a less stable tenant population than parks occupied predominantly by mobile homes. However, it is not unusual for the owner of a recreational vehicle to leave the vehicle at the park on a year-round basis or to use the vehicle as low cost housing and reside in the park indefinitely.

     Factors affecting the successful operation of a manufactured housing community, mobile home park or recreational vehicle park include:

     o    location of the manufactured housing property;

     o    the ability of management to provide adequate maintenance and insurance;

     o    the number of comparable competing properties in the local market;

     o    the age, appearance and reputation of the property;

     o    the quality of management; and

                                      -53-

     o    the types of facilities and services it provides.

     Manufactured housing communities and mobile home parks also compete against alternative forms of residential housing, including--

     o    multifamily rental properties,

     o    cooperatively-owned apartment buildings,

     o    condominium complexes, and

     o    single-family residential developments.

     Recreational vehicle parks also compete against alternative forms of recreation and short-term lodging, such as staying at a hotel at the beach.

     Manufactured housing communities, mobile home parks and recreational vehicle parks are special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect the liquidation value of the property if its operation as a manufactured housing community, mobile home park or recreational vehicle park, as the case may be, becomes unprofitable due to competition, age of the improvements or other factors.

     Some states regulate the relationship of an owner of a manufactured housing community or mobile home park and its tenants in a manner similar to the way they regulate the relationship between a landlord and tenant at a multifamily rental property. In addition, some states also regulate changes in the use of a manufactured housing community or mobile home park and require that the owner give written notice to its tenants a substantial period of time prior to the projected change.

     In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control on manufactured housing communities and mobile home parks. These ordinances may limit rent increases to--

     o    fixed percentages,

     o    percentages of increases in the consumer price index,

     o    increases set or approved by a governmental agency, or

     o    increases determined through mediation or binding arbitration.

     In many cases, the rent control laws either do not permit vacancy decontrol or permit vacancy decontrol only in the relatively rare event that the mobile home or manufactured housing unit is removed from the homesite. Local authority to impose rent control on manufactured housing communities and mobile home parks is pre-empted by state law in some states and rent control is not imposed at the state level in those states. In some states, however, local rent control ordinances are not pre-empted for tenants having short-term or month-to-month leases, and properties there may be subject to various forms of rent control with respect to those tenants.

                                      -54-

     Recreational and Resort Properties. Any mortgage loan underlying a series of offered certificates may be secured by a golf course, marina, ski resort, amusement park or other property used for recreational purposes or as a resort.
Factors affecting the economic performance of a property of this type include:

     o    the location and appearance of the property;

     o    the appeal of the recreational activities offered;

     o    the existence or construction of competing properties, whether are not they offer the same activities;

     o    the need to make capital expenditures to maintain, refurbish, improve and/or expand facilities in order to attract potential patrons;

     o    geographic location and dependence on tourism;

     o    changes in travel patterns caused by changes in energy prices, strikes, location of highways, construction of additional highways and similar factors;

     o    seasonality of the business, which may cause periodic fluctuations in operating revenues and expenses;

     o    sensitivity to weather and climate changes; and

     o    local, regional and national economic conditions.

     A marina or other recreational or resort property located next to water will also be affected by various statutes and government regulations that govern the use of, and construction on, rivers, lakes and other waterways.

     Because of the nature of the business, recreational and resort properties tend to respond to adverse economic conditions more quickly than do many other types of commercial properties.

     Recreational and resort properties are generally special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

     Arenas and Stadiums. The success of an arena or stadium generally depends on its ability to attract patrons to a variety of events, including:

     o    sporting events;

     o    musical events;

     o    theatrical events;

     o    animal shows; and/or

     o    circuses.

     The ability to attract patrons is dependent on, among others, the following factors:

                                      -55-

     o    the appeal of the particular event;

     o    the cost of admission;

     o    perceptions by prospective patrons of the safety, convenience, services and attractiveness of the arena or stadium;

     o    perceptions by prospective patrons of the safety of the surrounding area; and

     o    the alternative forms of entertainment available in the particular locale.

     In some cases, an arena's or stadium's success will depend on its ability to attract and keep a sporting team as a tenant. An arena or stadium may become unprofitable, or unacceptable to a tenant of that type, due to decreased attendance, competition and age of improvements. Often, substantial expenditures must be made to modernize, refurbish and/or maintain existing facilities.

     Arenas and stadiums are special purpose properties which cannot be readily convertible to alternative uses. This will adversely affect their liquidation value.

     Churches and Other Religious Facilities. Churches and other religious facilities generally depend on charitable donations to meet expenses and pay for maintenance and capital expenditures. The extent of those donations is dependent on the attendance at any particular religious facility and the extent to which attendees are prepared to make donations, which is influenced by a variety of social, political and economic factors. Donations may be adversely affected by economic conditions, whether local, regional or national. Religious facilities are special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

     Parking Lots and Garages. The primary source of income for parking lots and garages is the rental fees charged for parking spaces. Factors affecting the success of a parking lot or garage include:

     o    the number of rentable parking spaces and rates charged;

     o    the location of the lot or garage and, in particular, its proximity to places where large numbers of people work, shop or live;

     o    the amount of alternative parking spaces in the area;

     o    the availability of mass transit; and

     o    the perceptions of the safety, convenience and services of the lot or garage.

     Unimproved Land. The value of unimproved land is largely a function of its potential use. This may depend on--

     o    its location,

     o    its size,

     o    the surrounding neighborhood, and

     o    local zoning laws.

                                      -56-

     Default and Loss Considerations with Respect to Commercial and Multifamily
Mortgage Loans. Mortgage loans secured by liens on income-producing properties are substantially different from mortgage loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon--

     o    the successful operation of the property, and

     o    its ability to generate income sufficient to make payments on the loan.

This is particularly true because most or all of the mortgage loans underlying the offered certificates will be nonrecourse loans.

     The debt service coverage ratio of a multifamily or commercial mortgage loan is an important measure of the likelihood of default on the loan. In general, the debt service coverage ratio of a multifamily or commercial mortgage loan at any given time is the ratio of--

     o    the amount of income derived or expected to be derived from the related real property for a twelve-month period that is available to pay debt service, to

     o    the annualized scheduled payments of principal and/or interest on the mortgage loan and any other senior loans that are secured by the related real property.

The amount described in the first bullet point of the preceding sentence is often a highly subjective number based on a variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property. We will provide a more detailed discussion of its calculation in the related prospectus supplement.

     The cash flow generated by a multifamily or commercial property will generally fluctuate over time and may or may not be sufficient to--

     o    make the loan payments on the related mortgage loan,

     o    cover operating expenses, and

     o    fund capital improvements at any given time.

     Operating revenues of a nonowner occupied, income-producing property may be affected by the condition of the applicable real estate market and/or area economy. Properties leased, occupied or used on a short-term basis, such as--

     o    some health care related facilities,

     o    hotels and motels,

     o    recreational vehicle parks, and

     o    mini-warehouse and self-storage facilities,

tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as--

     o    warehouses,

                                      -57-

     o    retail stores,

     o    office buildings, and

     o    industrial facilities.

     Some commercial properties may be owner-occupied or leased to a small number of tenants. Accordingly, the operating revenues may depend substantially on the financial condition of the borrower or one or a few tenants. Mortgage loans secured by liens on owner-occupied and single tenant properties may pose a greater likelihood of default and loss than loans secured by liens on multifamily properties or on multi-tenant commercial properties.

     Increases in property operating expenses can increase the likelihood of a borrower default on a multifamily or commercial mortgage loan secured by the property. Increases in property operating expenses may result from:

     o    increases in energy costs and labor costs;

     o    increases in interest rates and real estate tax rates; and

     o    changes in governmental rules, regulations and fiscal policies.

     Some net leases of commercial properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses. However, a net lease will result in stable net operating income to the borrower/landlord only if the lessee is able to pay the increased operating expense while also continuing to make rent payments.

     Lenders also look to the loan-to-value ratio of a mortgage loan as a factor in evaluating the likelihood of loss if a property is liquidated following a default. In general, the loan-to-value ratio of a multifamily or commercial mortgage loan at any given time is the ratio, expressed as a percentage, of--

     o    the then outstanding principal balance of the mortgage loan and any other senior loans that are secured by the related real property, to

     o    the estimated value of the related real property based on an appraisal, a cash flow analysis, a recent sales price or another method or benchmark of valuation.

     A low loan-to-value ratio means the borrower has a large amount of its own equity in the multifamily or commercial property that secures its loan. In these circumstances--

     o    the borrower has a greater incentive to perform under the terms of the related mortgage loan in order to protect that equity, and

     o    the lender has greater protection against loss on liquidation following a borrower default.

                                      -58-

     Loan-to-value ratios are not necessarily an accurate measure of the likelihood of liquidation loss in a pool of multifamily and commercial mortgage loans. For example, the value of a multifamily or commercial property as of the date of initial issuance of a series of offered certificates may be less than the estimated value determined at loan origination. The value of any real property, in particular a multifamily or commercial property, will likely fluctuate from time to time. Moreover, even a current appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on--

     o    the market comparison method, which takes into account the recent resale value of comparable properties at the date of the appraisal;

     o    the cost replacement method, which takes into account the cost of replacing the property at the date of the appraisal;

     o    the income capitalization method, which takes into account the property's projected net cash flow; or

     o    a selection from the values derived from the foregoing methods.

     Each of these appraisal methods presents analytical difficulties. For example--

     o    it is often difficult to find truly comparable properties that have recently been sold;

     o    the replacement cost of a property may have little to do with its current market value; and

     o    income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate and discount rate.

     If more than one appraisal method is used and significantly different results are produced, an accurate determination of value and, correspondingly, a reliable analysis of the likelihood of default and loss, is even more difficult.

     The value of a multifamily or commercial property will be affected by property performance. As a result, if a multifamily or commercial mortgage loan defaults because the income generated by the related property is insufficient to pay operating costs and expenses as well as debt service, then the value of the property will decline and a liquidation loss may occur.

     We believe that the foregoing considerations are important factors that generally distinguish mortgage loans secured by liens on income-producing real estate from single-family mortgage loans. However, the originators of the mortgage loans underlying your offered certificates may not have considered all of those factors for all or any of those loans.

     See "RISK FACTORS--Repayment of a Commercial or Multifamily Mortgage Loan
Depends on the Performance and Value of the Underlying Real Property, Which May
Decline Over Time, and the Related Borrower's Ability to Refinance the Property,
of Which There is No Assurance".

     Payment Provisions of the Mortgage Loans. Each of the mortgage loans included in one of our trusts will have the following features:

     o    an original term to maturity of not more than approximately 40 years;
          and

                                      -59-

     o    scheduled payments of principal, interest or both, to be made on specified dates, that occur monthly, bi-monthly, quarterly, semi-annually, annually or at some other interval.

     A mortgage loan included in one of our trusts may also include terms that:

     o    provide for the accrual of interest at a mortgage interest rate that is fixed over its term, that resets on one or more specified dates or that otherwise adjusts from time to time;

     o    provide for the accrual of interest at a mortgage interest rate that may be converted at the borrower's election from an adjustable to a fixed interest rate or from a fixed to an adjustable interest rate;

     o    provide for no accrual of interest;

     o    provide for level payments to stated maturity, for payments that reset in amount on one or more specified dates or for payments that otherwise adjust from time to time to accommodate changes in the coupon rate or to reflect the occurrence of specified events;

     o    be fully amortizing or, alternatively, may be partially amortizing or nonamortizing, with a substantial payment of principal due on its stated maturity date;

     o    permit the negative amortization or deferral of accrued interest;

     o    permit defeasance and the release of the real property collateral in connection with that defeasance; and/or

     o    prohibit some or all voluntary prepayments or require payment of a premium, fee or charge in connection with those prepayments.

     Mortgage Loan Information in Prospectus Supplements. We will describe in the related prospectus supplement the characteristics of the mortgage loans that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage loans in one of our trusts:

     o    the total outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans;

     o    the type or types of property that provide security for repayment of the mortgage loans;

     o    the earliest and latest origination date and maturity date of the mortgage loans;

     o    the original and remaining terms to maturity of the mortgage loans, or the range of each of those terms to maturity, and the weighted average original and remaining terms to maturity of the mortgage loans;

     o    loan-to-value ratios of the mortgage loans either at origination or as of a more recent date, or the range of those loan-to-value ratios, and the weighted average of those loan-to-value ratios;

     o    the mortgage interest rates of the mortgage loans, or the range of those mortgage interest rates, and the weighted average mortgage interest rate of the mortgage loans;

                                      -60-

     o    if any mortgage loans have adjustable mortgage interest rates, the index or indices upon which the adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on mortgage interest rate adjustments at the time of any adjustment and over the life of the loan;

     o    information on the payment characteristics of the mortgage loans, including applicable prepayment restrictions;

     o    debt service coverage ratios of the mortgage loans either at origination or as of a more recent date, or the range of those debt service coverage ratios, and the weighted average of those debt service coverage ratios; and

     o    the geographic distribution of the properties securing the mortgage loans on a state-by-state basis.

     If we are unable to provide the specific information described above at the time a series of offered certificates is initially offered, we will provide--

     o    more general information in the related prospectus supplement, and

     o    specific information in a report which will be filed with the SEC as part of a Current Report on Form 8-K within 15 days following the issuance of those certificates.

     If any mortgage loan, or group of related mortgage loans, included in one of our trusts represents a material concentration of credit risk, we will include in the related prospectus supplement financial statements or other financial information on the related real property or properties.

MORTGAGE-BACKED SECURITIES

     The mortgage-backed securities underlying a series of offered certificates may include:

     o    mortgage participations, mortgage pass-through certificates, collateralized mortgage obligations or other mortgage-backed securities that are not insured or guaranteed by any governmental agency or instrumentality, or

     o    certificates issued and/or insured or guaranteed by Freddie Mac,
          Fannie Mae, Ginnie Mae, Farmer Mac, or another federal or state governmental agency or instrumentality.

     In addition, each of those mortgage-backed securities will directly or indirectly evidence an interest in, or be secured by a pledge of, multifamily and/or commercial mortgage loans.

     Each mortgage-backed security included in one of our trusts--

     o    will have been registered under the Securities Act of 1933, as amended, or

     o    will be exempt from the registration requirements of that Act, or will have been held for at least the holding period specified in Rule
          144(k) under that Act, or

     o    may otherwise be resold by us publicly without registration under that
          Act.

                                      -61-

     We will describe in the related prospectus supplement the characteristics of the mortgage-backed securities that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage-backed securities included in one of our trusts:

     o    the initial and outstanding principal amount(s) and type of the securities;

     o    the original and remaining term(s) to stated maturity of the securities;

     o    the pass-through or bond rate(s) of the securities or the formula for determining those rate(s);

     o    the payment characteristics of the securities;

     o    the identity of the issuer(s), servicer(s) and trustee(s) for the securities;

     o    a description of the related credit support, if any;

     o    the type of mortgage loans underlying the securities;

     o    the circumstances under which the related underlying mortgage loans, or the securities themselves, may be purchased prior to maturity;

     o    the terms and conditions for substituting mortgage loans backing the securities; and

     o    the characteristics of any agreements or instruments providing interest rate protection to the securities.

     With respect to any mortgage-backed security included in one of our trusts, we will provide in our reports filed under the Securities Exchange Act of 1934, as amended, the same information regarding the security as is provided by the issuer of the security in its own reports filed under that Act, if the security was publicly offered, or in the reports the issuer of the security provides to the related trustee, if the security was privately issued.

SUBSTITUTION, ACQUISITION AND REMOVAL OF MORTGAGE ASSETS

     If so specified in the related prospectus supplement, we or another specified person or entity may be permitted, at our or its option, but subject to the conditions specified in that prospectus supplement, to acquire from the related trust particular mortgage assets underlying a series of offered certificates in exchange for:

     o    cash that would be applied to pay down the principal balances of the certificates of that series; and/or

     o    other mortgage loans or mortgage-backed securities that--

          1.   conform to the description of mortgage assets in this prospectus,
               and

          2.   satisfy the criteria set forth in the related prospectus
               supplement.

     If so specified in the related prospectus supplement, the trustee may be authorized or required to apply collections on the related mortgage assets to acquire new mortgage loans or mortgage-backed securities that--

          1.   conform to the description of mortgage assets in this prospectus,
               and

                                      -62-

          2.   satisfy the criteria set forth in the related prospectus
               supplement.

     No replacement of mortgage assets or acquisition of new mortgage assets will be permitted if it would result in a qualification, downgrade or withdrawal of the then-current rating assigned by any rating agency to any class of affected offered certificates.

     Further, if so specified in the related prospectus supplement, a certificateholder of a series of certificates that includes offered certificates may exchange the certificates it holds for one or more of the mortgage loans or mortgage-backed securities constituting part of the mortgage pool underlying those certificates. We will describe in the related prospectus supplement the circumstances under which the exchange may occur.

UNDELIVERED MORTGAGE ASSETS

     In general, the total outstanding principal balance of the mortgage assets transferred by us to any particular trust will equal or exceed the initial total outstanding principal balance of the related series of certificates. In the event that the total outstanding principal balance of the related mortgage assets initially delivered by us to the related trustee is less than the initial total outstanding principal balance of any series of certificates, we may deposit or arrange for the deposit of cash or liquid investments on an interim basis with the related trustee to cover the shortfall. For 90 days following the date of initial issuance of that series of certificates, we will be entitled to obtain a release of the deposited cash or investments if we deliver or arrange for delivery of a corresponding amount of mortgage assets. If we fail, however, to deliver mortgage assets sufficient to make up the entire shortfall within that 90-day period, any of the cash or, following liquidation, investments remaining on deposit with the related trustee will be used by the related trustee to pay down the total principal balance of the related series of certificates, as described in the related prospectus supplement.

ACCOUNTS

     The trust assets underlying a series of offered certificates will include one or more accounts established and maintained on behalf of the holders. All payments and collections received or advanced on the mortgage assets and other trust assets will be deposited and held in those accounts. We will identify and describe those accounts, and will further describe the deposits to and withdrawals from those accounts, in the related prospectus supplement.

CREDIT SUPPORT

     The holders of any class of offered certificates may be the beneficiaries of credit support designed to protect them partially or fully against all or particular defaults and losses on the related mortgage assets. The types of credit support that may benefit the holders of a class of offered certificates include:

     o    the subordination or one or more other classes of certificates of the same series;

     o    a letter of credit;

     o    a surety bond;

     o    an insurance policy;

     o    a guarantee;

     o    a credit derivative; and/or

                                      -63-

     o    a reserve fund.

     In the related prospectus supplement, we will describe the amount and types of any credit support benefiting the holders of a class of offered certificates.

ARRANGEMENTS PROVIDING REINVESTMENT, INTEREST RATE AND CURRENCY RELATED
PROTECTION

     The trust assets for a series of offered certificates may include guaranteed investment contracts in accordance with which moneys held in the funds and accounts established for that series will be invested at a specified rate. Those trust assets may also include:

     o    interest rate exchange agreements;

     o    interest rate cap agreements;

     o    interest rate floor agreements;

     o    currency exchange agreements; or

     o    other agreements or arrangements designed to reduce the effects of interest rate or currency exchange rate fluctuations with respect to the related mortgage assets and one or more classes of offered certificates.

     In the related prospectus supplement, we will describe any agreements or other arrangements designed to protect the holders of a class of offered certificates against shortfalls resulting from movements or fluctuations in interest rates or currency exchange rates. If applicable, we will also identify any obligor under the agreement or other arrangement.

                        YIELD AND MATURITY CONSIDERATIONS

GENERAL

     The yield on your offered certificates will depend on--

     o    the price you paid for your offered certificates,

     o    the pass-through rate on your offered certificates, and

     o    the amount and timing of payments on your offered certificates.

     The following discussion contemplates a trust established by us that consists only of mortgage loans. If one of our trusts also includes a mortgage-backed security, the payment terms of that security will soften or enhance the effects that the characteristics and behavior of mortgage loans backing that security can have on the yield to maturity and/or weighted average life of a class of offered certificates. If one of our trusts includes a mortgage-backed security, we will discuss in the related prospectus supplement the effect, if any, that the security may have on the yield to maturity and weighted average lives of the related offered certificates.

PASS-THROUGH RATE

     A class of interest-bearing offered certificates may have a fixed, variable or adjustable pass-through rate. We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing

                                      -64-

offered certificates or, if the pass-through rate is variable or adjustable, the method of determining the pass-through rate.

PAYMENT DELAYS

     There will be a delay between the date on which payments on the underlying mortgage loans are due and the date on which those payments are passed through to you and other investors. That delay will reduce the yield that would otherwise be produced if those payments were passed through on your offered certificates on the same date that they were due.

YIELD AND PREPAYMENT CONSIDERATIONS

     The yield to maturity on your offered certificates will be affected by the rate of principal payments on the underlying mortgage loans and the allocation of those principal payments to reduce the principal balance or notional amount of your offered certificates. The rate of principal payments on those mortgage loans will be affected by the following:

     o    the amortization schedules of the mortgage loans, which may change from time to time to reflect, among other things, changes in mortgage interest rates or partial prepayments of principal;

     o    the dates on which any balloon payments are due; and

     o    the rate of principal prepayments on the mortgage loans, including voluntary prepayments by borrowers and involuntary prepayments resulting from liquidations, casualties or purchases of mortgage loans.

     Because the rate of principal prepayments on the mortgage loans underlying your offered certificates will depend on future events and a variety of factors, we cannot give you any assurance as to that rate.

     The extent to which the yield to maturity of your offered certificates may vary from your anticipated yield will depend upon--

     o    whether you purchased your offered certificates at a discount or premium and, if so, the extent of that discount or premium, and

     o    when, and to what degree, payments of principal on the underlying mortgage loans are applied or otherwise result in the reduction of the principal balance or notional amount of your offered certificates.

     If you purchase your offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield. If you purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield.

     If your offered certificates entitle you to payments of interest, with disproportionate, nominal or no payments of principal, you should consider that your yield will be extremely sensitive to prepayments on the underlying mortgage loans and, under some prepayment scenarios, may be negative.

                                      -65-

     If a class of offered certificates accrues interest on a notional amount, that notional amount will, in general, either--

     o    be based on the principal balances of some or all of the mortgage assets in the related trust, or

     o    equal the total principal balance of one or more of the other classes of certificates of the same series.

     Accordingly, the yield on that class of certificates will be inversely related to, as applicable, the rate at which--

     o    payments and other collections of principal are received on the mortgage assets referred to in the first bullet point of the prior sentence, or

     o    payments are made in reduction of the total principal balance of the class or classes of certificates referred to in the second bullet point of the prior sentence.

     The extent of prepayments of principal of the mortgage loans underlying your offered certificates may be affected by a number of factors, including:

     o    the availability of mortgage credit;

     o    the relative economic vitality of the area in which the related real properties are located;

     o    the quality of management of the related real properties;

     o    the servicing of the mortgage loans;

     o    possible changes in tax laws; and

     o    other opportunities for investment.

     In general, those factors that increase--

     o    the attractiveness of selling or refinancing a commercial or multifamily property, or

     o    the likelihood of default under a commercial or multifamily mortgage loan,

would be expected to cause the rate of prepayment to accelerate. In contrast, those factors having an opposite effect would be expected to cause the rate of prepayment to slow.

     The rate of principal payments on the mortgage loans underlying your offered certificates may also be affected by the existence and enforceability of prepayment restrictions, such as--

     o    prepayment lock-out periods, and

     o    requirements that voluntary principal prepayments be accompanied by prepayment premiums, fees or charges.

                                      -66-

If enforceable, those provisions could constitute either an absolute prohibition, in the case of a prepayment lock-out period, or a disincentive, in the case of a prepayment premium, fee or charge, to a borrower's voluntarily prepaying its mortgage loan, thereby slowing the rate of prepayments.

     The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. As prevailing market interest rates decline, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of adjustable rate mortgage loans, as prevailing market interest rates decline, the related borrowers may have an increased incentive to refinance for the following purposes:

     o    to convert to a fixed rate loan and thereby lock in that rate, or

     o    to take advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan.

     Subject to prevailing market interest rates and economic conditions generally, a borrower may sell a real property in order to--

     o    realize its equity in the property,

     o    meet cash flow needs or

     o    make other investments.

     Additionally, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their properties prior to the exhaustion of tax depreciation benefits.

     We make no representation as to--

     o    the particular factors that will affect the prepayment of the mortgage loans underlying any series of offered certificates,

     o    the relative importance of those factors,

     o    the percentage of the principal balance of those mortgage loans that will be paid as of any date, or

     o    the overall rate of prepayment on those mortgage loans.

WEIGHTED AVERAGE LIFE AND MATURITY

     The rate at which principal payments are received on the mortgage loans underlying any series of offered certificates will affect the ultimate maturity and the weighted average life of one or more classes of those certificates. In general, weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of that instrument is repaid to the investor.

     The weighted average life and maturity of a class of offered certificates will be influenced by the rate at which principal on the underlying mortgage loans is paid to that class, whether in the form of--

     o    scheduled amortization, or

                                      -67-

     o    prepayments, including--

          1.   voluntary prepayments by borrowers, and

          2.   involuntary prepayments resulting from liquidations, casualties or condemnations and purchases of mortgage loans out of the related trust.

     Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the CPR prepayment model or the SPA prepayment model.
CPR represents an assumed constant rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans. SPA represents an assumed variable rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2%
per annum of the then outstanding principal balance of those loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the 30th month. Beginning in the 30th month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption is a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of mortgage loans.
Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family mortgage loans. It is unlikely that the prepayment experience of the mortgage loans underlying your offered certificates will conform to any particular level of CPR or SPA.

     In the prospectus supplement for a series of offered certificates, we will include tables, if applicable, setting forth--

     o    the projected weighted average life of each class of those offered certificates with principal balances, and

     o    the percentage of the initial total principal balance of each class of those offered certificates that would be outstanding on specified dates, based on the assumptions stated in that prospectus supplement, including assumptions regarding prepayments on the underlying mortgage loans. Those tables and assumptions illustrate the sensitivity of the weighted average lives of those offered certificates to various assumed prepayment rates and are not intended to predict, or to provide information that will enable you to predict, the actual weighted average lives of your offered certificates.

OTHER FACTORS AFFECTING YIELD, WEIGHTED AVERAGE LIFE AND MATURITY

     Balloon Payments; Extensions of Maturity. Some or all of the mortgage loans underlying a series of offered certificates may require that balloon payments be made at maturity. The ability of a borrower to make a balloon payment typically will depend upon its ability either--

     o    to refinance the loan, or

     o    to sell the related real property.

If a borrower is unable to refinance or sell the related real property, there is a possibility that the borrower may default on the mortgage loan or that the maturity of the mortgage loan may be extended in connection with a workout. If a borrower defaults, recovery of proceeds may be delayed by--

                                      -68-

     o    the bankruptcy of the borrower, or

     o    adverse economic conditions in the market where the related real property is located.

     In order to minimize losses on defaulted mortgage loans, the related master servicer or special servicer may be authorized within prescribed limits to modify mortgage loans that are in default or as to which a payment default is reasonably foreseeable. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan may delay payments of principal on your offered certificates and extend the weighted average life of your offered certificates.

     Negative Amortization. The weighted average life of a class of offered certificates can be affected by mortgage loans that permit negative amortization to occur. Those are the mortgage loans that provide for the current payment of interest calculated at a rate lower than the rate at which interest accrues on the mortgage loan, with the unpaid portion of that interest being added to the related principal balance. Negative amortization most commonly occurs with respect to an adjustable rate mortgage loan that:

     o    limits the amount by which its scheduled payment may adjust in response to a change in its mortgage interest rate;

     o    provides that its scheduled payment will adjust less frequently than its mortgage interest rate; or

     o    provides for constant scheduled payments regardless of adjustments to its mortgage interest rate.

     Negative amortization on one or more mortgage loans in any of our trusts may result in negative amortization on a related class of offered certificates.
We will describe in the related prospectus supplement, if applicable, the manner in which negative amortization with respect to the underlying mortgage loans is allocated among the respective classes of a series of offered certificates.

     The portion of any mortgage loan negative amortization allocated to a class of offered certificates may result in a deferral of some or all of the interest payable on those certificates. Deferred interest may be added to the total principal balance of a class of offered certificates. In addition, an adjustable rate mortgage loan that permits negative amortization would be expected during a period of increasing interest rates to amortize, if at all, at a slower rate than if interest rates were declining or were remaining constant. This slower rate of mortgage loan amortization would be reflected in a slower rate of amortization for one or more classes of certificates of the related series.
Accordingly, there may be an increase in the weighted average lives of those classes of certificates to which any mortgage loan negative amortization would be allocated or that would bear the effects of a slower rate of amortization of the underlying mortgage loans.

     The extent to which the yield on your offered certificates may be affected by any negative amortization on the underlying mortgage loans will depend, in part, upon whether you purchase your offered certificates at a premium or a discount.

     During a period of declining interest rates, the scheduled payment on an adjustable rate mortgage loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable mortgage interest rate. The result is the accelerated amortization of the mortgage loan. The acceleration in amortization of a mortgage loan will shorten the weighted average lives of those classes of certificates that entitle their holders to a portion of the principal payments on the mortgage loan.

                                      -69-

     Foreclosures and Payment Plans. The weighted average life of and yield on your offered certificates will be affected by--

     o    the number of foreclosures with respect to the underlying mortgage loans; and

     o    the principal amount of the foreclosed mortgage loans in relation to the principal amount of those mortgage loans that are repaid in accordance with their terms.

     Servicing decisions made with respect to the underlying mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings or otherwise, may also affect the payment patterns of particular mortgage loans and, as a result, the weighted average life of and yield on your offered certificates.

     Losses and Shortfalls on the Mortgage Assets. The yield on your offered certificates will directly depend on the extent to which you are required to bear the effects of any losses or shortfalls in collections on the underlying mortgage loans and the timing of those losses and shortfalls. In general, the earlier that you bear any loss or shortfall, the greater will be the negative effect on the yield of your offered certificates.

     The amount of any losses or shortfalls in collections on the mortgage assets in any of our trusts will, to the extent not covered or offset by draws on any reserve fund or under any instrument of credit support, be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, that we specify in the related prospectus supplement. As described in the related prospectus supplement, those allocations may be effected by the following:

     o    a reduction in the entitlements to interest and/or the total principal balances of one or more classes of certificates; and/or

     o    the establishment of a priority of payments among classes of certificates.

     If you purchase subordinated certificates, the yield to maturity on those certificates may be extremely sensitive to losses and shortfalls in collections on the underlying mortgage loans.

     Additional Certificate Amortization. If your offered certificates have a principal balance, then they entitle you to a specified portion of the principal payments received on the underlying mortgage loans. They may also entitle you to payments of principal from the following sources:

     o    amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

     o    interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

     o    prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

     o    any other amounts described in the related prospectus supplement.

     The amortization of your offered certificates out of the sources described in the prior paragraph would shorten their weighted average life and, if your offered certificates were purchased at a premium, reduce their yield to maturity.

                                      -70-

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

     We were incorporated in Delaware on June 13, 1986. We were organized, among other things, for the purposes of:

     o    issuing and selling one or more series of bonds secured primarily by mortgage collateral and manufactured housing conditional sales contracts and loan agreements, investing in certain mortgage collateral and manufactured housing conditional sales contracts and loan agreements to be purchased with the proceeds of bonds secured thereby and taking certain other actions with respect thereto;

     o    selling interests in mortgage loans, mortgage collateral and manufactured housing conditional sales contracts and loan agreements, evidencing those interests with pass-through certificates, using the proceeds of the sale of the pass-through certificates to acquire the mortgage loans, mortgage collateral and manufactured housing conditional sales contracts and loan agreements, retaining an interest, including a subordinated interest, in the mortgage loans, mortgage collateral or manufactured housing conditional sales contracts and loan agreements acquired and sold and taking certain other actions with respect thereto; and

     o    acting as settlor or depositor of trusts formed to issue series of bonds secured by mortgage obligations, pass-through certificates in mortgage loans or other mortgage collateral and manufactured housing conditional sales contracts and loan agreements and investing in or selling beneficial interests in the same.

Our principal executive offices are located at 4 World Financial Center, 10th
Floor, 250 Vesey Street, New York, New York 10080. Our telephone number is
212-449-1000. There can be no assurance that at any particular time we will have any significant assets.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     Each series of offered certificates, together with any non-offered certificates of the same series, will represent the entire beneficial ownership interest in a trust established by us. Each series of offered certificates will consist of one or more classes. Any non-offered certificates of that series will likewise consist of one or more classes.

     A series of certificates consists of all those certificates that--

     o    have the same series designation;

     o    were issued under the same Governing Document; and

     o    represent beneficial ownership interests in the same trust.

     A class of certificates consists of all those certificates of a particular series that--

     o    have the same class designation; and

     o    have the same payment terms.

                                      -71-

     The respective classes of offered and non-offered certificates of any series may have a variety of payment terms. An offered certificate may entitle the holder to receive:

     o    a stated principal amount, which will be represented by its principal balance;

     o    interest on a principal balance or notional amount, at a fixed, variable or adjustable pass-through rate;

     o    specified, fixed or variable portions of the interest, principal or other amounts received on the related mortgage assets;

     o    payments of principal, with disproportionate, nominal or no payments of interest;

     o    payments of interest, with disproportionate, nominal or no payments of principal;

     o    payments of interest or principal that commence only as of a specified date or only after the occurrence of specified events, such as the payment in full of the interest and principal outstanding on one or more other classes of certificates of the same series;

     o    payments of principal to be made, from time to time or for designated periods, at a rate that is--

          1.   faster and, in some cases, substantially faster, or

          2.   slower and, in some cases, substantially slower, than the rate at which payments or other collections of principal are received on the related mortgage assets;

     o    payments of principal to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or

     o    payments of all or part of the prepayment or repayment premiums, fees and charges, equity participations payments or other similar items received on the related mortgage assets.

     Any class of offered certificates may be senior or subordinate to one or more other classes of certificates of the same series, including a non-offered class of certificates of that series, for purposes of some or all payments and/or allocations of losses or other shortfalls.

     A class of offered certificates may have two or more component parts, each having characteristics that are described in this prospectus as being attributable to separate and distinct classes. For example, a class of offered certificates may have a total principal balance on which it accrues interest at a fixed, variable or adjustable rate. That class of offered certificates may also accrue interest on a total notional amount at a different fixed, variable or adjustable rate. In addition, a class of offered certificates may accrue interest on one portion of its total principal balance or notional amount at one fixed, variable or adjustable rate and on another portion of its total principal balance or notional amount at a different fixed, variable or adjustable rate.

     Each class of offered certificates will be issued in minimum denominations corresponding to specified principal balances, notional amounts or percentage interests, as described in the related prospectus supplement. A class of offered certificates may be issued in fully registered, definitive form and evidenced by physical certificates or may be issued in book-entry form through the facilities of The Depository Trust Company. Offered certificates held in fully registered, definitive form may be transferred or exchanged, subject to any restrictions on transfer described in the related prospectus supplement, at the location specified in the related prospectus supplement, without the payment of any service charges, except for any tax or other governmental charge payable

                                      -72-

in connection with the transfer or exchange. Interests in offered certificates held in book-entry form will be transferred on the book-entry records of DTC and its participating organizations. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through Clearstream
Banking, societe anonyme or the Euroclear System, for so long as they are participants in DTC.

PAYMENTS ON THE CERTIFICATES

     General. Payments on a series of offered certificates may occur monthly, bi-monthly, quarterly, semi-annually, annually or at any other specified interval. In the prospectus supplement for each series of offered certificates, we will identify:

     o    the periodic payment date for that series, and

     o    the record date as of which certificateholders entitled to payments on any particular payment date will be established.

     All payments with respect to a class of offered certificates on any payment date will be allocated pro rata among the outstanding certificates of that class in proportion to the respective principal balances, notional amounts or percentage interests, as the case may be, of those certificates. Payments on an offered certificate will be made to the holder entitled thereto either--

     o    by wire transfer of immediately available funds to the account of that holder at a bank or similar entity, provided that the holder has furnished the party making the payments with wiring instructions no later than the applicable record date and has satisfied any other conditions specified in the related prospectus supplement, or

     o    by check mailed to the address of that holder as it appears in the certificate register, in all other cases.

     In general, the final payment on any offered certificate will be made only upon presentation and surrender of that certificate at the location specified to the holder in notice of final payment.

     Payments of Interest. In the case of each class of interest-bearing offered certificates, interest will accrue from time to time, at the applicable pass-through rate and in accordance with the applicable interest accrual method, on the total outstanding principal balance or notional amount of that class.

     The pass-through rate for a class of interest-bearing offered certificates may be fixed, variable or adjustable. We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing offered certificates or, in the case of a variable or adjustable pass-through rate, the method for determining that pass-through rate.

     Interest may accrue with respect to any offered certificate on the basis of:

     o    a 360-day year consisting of 12 30-day months,

     o    the actual number of days elapsed during each relevant period in a year assumed to consist of 360 days,

     o    the actual number of days elapsed during each relevant period in a normal calendar year, or

     o    any other method identified in the related prospectus supplement.

                                      -73-

     We will identify the interest accrual method for each class of offered certificates in the related prospectus supplement.

     Subject to available funds and any adjustments to interest entitlements described in the related prospectus supplement, accrued interest with respect to each class of interest-bearing offered certificates will normally be payable on each payment date. However, in the case of some classes of interest-bearing offered certificates, payments of accrued interest will only begin on a particular payment date or under the circumstances described in the related prospectus supplement. Prior to that time, the amount of accrued interest otherwise payable on that class will be added to its total principal balance on each date or otherwise deferred as described in the related prospectus supplement.

     If a class of offered certificates accrues interest on a total notional amount, that total notional amount, in general, will be either:

     o    based on the principal balances of some or all of the related mortgage assets; or

     o    equal to the total principal balances of one or more other classes of certificates of the same series.

     Reference to the notional amount of any certificate is solely for convenience in making calculations of interest and does not represent the right to receive any payments of principal.

     We will describe in the related prospectus supplement the extent to which the amount of accrued interest that is payable on, or that may be added to the total principal balance of, a class of interest-bearing offered certificates may be reduced as a result of any contingencies, including shortfalls in interest collections due to prepayments, delinquencies, losses and deferred interest on the related mortgage assets.

     Payments of Principal. An offered certificate may or may not have a principal balance. If it does, that principal balance outstanding from time to time will represent the maximum amount that the holder of that certificate will be entitled to receive as principal out of the future cash flow on the related mortgage assets and the other related trust assets.

     The total outstanding principal balance of any class of offered certificates will be reduced by--

     o    payments of principal actually made to the holders of that class, and

     o    if and to the extent that we so specify in the related prospectus supplement, losses of principal on the related mortgage assets that are allocated to or are required to be borne by that class.

     A class of interest-bearing offered certificates may provide that payments of accrued interest will only begin on a particular payment date or under the circumstances described in the related prospectus supplement. If so, the total outstanding principal balance of that class may be increased by the amount of any interest accrued, but not currently payable, on that class.

     We will describe in the related prospectus supplement any other adjustments to the total outstanding principal balance of a class of offered certificates.

     Unless we so state in the related prospectus supplement, the initial total principal balance of all classes of a series will not be greater than the total outstanding principal balance of the related mortgage assets transferred by us to the related trust. We will specify the expected initial total principal balance of each class of offered certificates in the related prospectus supplement.

                                      -74-

     The payments of principal to be made on a series of offered certificates from time to time will, in general, be a function of the payments, other collections and advances received or made with respect to the related prospectus supplement. Payments of principal on a series of offered certificates may also be made from the following sources:

     o    amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

     o    interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

     o    prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

     o    any other amounts described in the related prospectus supplement.

     We will describe in the related prospectus supplement the principal entitlement of each class of offered certificates on each payment date.

ALLOCATION OF LOSSES AND SHORTFALLS

     If and to the extent that any losses or shortfalls in collections on the mortgage assets in any of our trusts are not covered or offset by delinquency advances or draws on any reserve fund or under any instrument of credit support, they will be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, the allocations may be effected as follows:

     o    by reducing the entitlements to interest and/or the total principal balances of one or more of those classes; and/or

     o    by establishing a priority of payments among those classes.

     See "DESCRIPTION OF CREDIT SUPPORT".

ADVANCES

     If any trust established by us includes mortgage loans, then as and to the extent described in the related prospectus supplement, the related master servicer, the related special servicer, the related trustee, any related provider of credit support and/or any other specified person may be obligated to make, or may have the option of making, advances with respect to those mortgage loans to cover--

     o    delinquent payments of principal and/or interest, other than balloon payments,

     o    property protection expenses,

     o    other servicing expenses, or

     o    any other items specified in the related prospectus supplement.

     If there are any limitations with respect to a party's advancing obligations, we will discuss those limitations in the related prospectus supplement.

                                      -75-

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to certificateholders. Advances are not a guarantee against losses. The advancing party will be entitled to recover all of its advances out of--

     o    subsequent recoveries on the related mortgage loans, including amounts drawn under any fund or instrument constituting credit support, and

     o    any other specific sources identified in the related prospectus supplement.

     If and to the extent that we so specify in the related prospectus supplement, any entity making advances will be entitled to receive interest on some or all of those advances for a specified period during which they are outstanding at the rate specified in that prospectus supplement. That entity may be entitled to payment of interest on its outstanding advances--

     o    periodically from general collections on the mortgage assets in the related trust, prior to any payment to the related series of certificateholders, or

     o    at any other times and from any sources as we may describe in the related prospectus supplement.

     If any trust established by us includes mortgage-backed securities, we will discuss in the related prospectus supplement any comparable advancing obligations with respect to those securities or the mortgage loans that back them.

REPORTS TO CERTIFICATEHOLDERS

     On or about each payment date, the related master servicer, manager or trustee will forward to each offered certificateholder a statement substantially in the form, or specifying the information, set forth in the related prospectus supplement. In general, that statement will include information regarding--

     o    the payments made on that payment date with respect to the applicable class of offered certificates, and

     o    the recent performance of the mortgage assets.

     Within a reasonable period of time after the end of each calendar year, the related master servicer, manager or trustee, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an offered certificate a statement containing information regarding the principal, interest and other amounts paid on the applicable class of offered certificates, aggregated for--

     o    that calendar year, or

     o    the applicable portion of that calendar year during which the person was a certificateholder.

The obligation to provide that annual statement will be deemed to have been satisfied by the related master servicer, manager or trustee, as the case may be, to the extent that substantially comparable information is provided in accordance with any requirements of the Internal Revenue Code.

     If one of our trusts includes mortgage-backed securities, the ability of the related master servicer, manager or trustee, as the case may be, to include in any payment date statement information regarding the mortgage loans that back those securities will depend on comparable reports being received with respect to them.

                                      -76-

VOTING RIGHTS

     Voting rights will be allocated among the respective classes of offered and non-offered certificates of each series in the manner described in the related prospectus supplement. Certificateholders will generally not have a right to vote, except--

     o    with respect to those amendments to the governing documents described under "DESCRIPTION OF THE GOVERNING DOCUMENTS--Amendment", or

     o    as otherwise specified in this prospectus or in the related prospectus supplement.

     As and to the extent described in the related prospectus supplement, the certificateholders entitled to a specified amount of the voting rights for a particular series will have the right to act as a group to remove or replace the related trustee, master servicer, special servicer or manager. In general, that removal or replacement must be for cause. We will identify exceptions in the related prospectus supplement.

TERMINATION

     The trust for each series of offered certificates will terminate and cease to exist following:

     o    the final payment or other liquidation of the last mortgage asset in that trust; and

     o    the payment, or provision for payment, to the certificateholders of that series of all amounts required to be paid to them.

     Written notice of termination of a trust will be given to each affected certificateholder. The final payment will be made only upon presentation and surrender of the certificates of the related series at the location to be specified in the notice of termination.

     If we so specify in the related prospectus supplement, one or more designated parties will be entitled to purchase all of the mortgage assets underlying a series of offered certificates, thereby effecting early retirement of the certificates and early termination of the related trust. We will describe in the related prospectus supplement the circumstances under which that purchase may occur.

     If we so specify in the related prospectus supplement, one or more certificateholders will be entitled to exchange all of the certificates of a particular series for all of the mortgage assets underlying that series, thereby effecting early termination of the related trust. We will describe in the related prospectus supplement the circumstances under which that exchange may occur.

     In addition, if we so specify in the related prospectus supplement, on a specified date or upon the reduction of the total principal balance of a specified class or classes of certificates by a specified percentage or amount, a party designated in the related prospectus supplement may be authorized or required to solicit bids for the purchase of all the mortgage assets of the related trust or of a sufficient portion of the mortgage assets to retire that class or those classes of certificates. The solicitation of bids must be conducted in a commercially reasonable manner, and assets will, in general, be sold at their fair market value. If the fair market value of the mortgage assets being sold is less than their unpaid balance, then the certificateholders of one or more classes of certificates may receive an amount less than the total principal balance of, and accrued and unpaid interest on, their certificates.

                                      -77-

BOOK-ENTRY REGISTRATION

     General. Any class of offered certificates may be issued in book-entry form through the facilities of DTC. If so, that class will be represented by one or more global certificates registered in the name of DTC or its nominee. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through the Euroclear System or Clearstream Banking Luxembourg for so
long as they are participants in DTC.

     DTC, Euroclear and Clearstream. DTC is:

     o    a limited-purpose trust company organized under the New York Banking
          Law,

     o    a "banking corporation" within the meaning of the New York Banking
          Law,

     o    a member of the Federal Reserve System,

     o    a "clearing corporation" within the meaning of the New York Uniform
          Commercial Code, and

     o    a "clearing agency" registered under the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

     DTC was created to hold securities for participants in the DTC system and to facilitate the clearance and settlement of securities transactions between those participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. Organizations that maintain accounts with DTC include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. DTC is owned by a number of its participating organizations and by the New York Stock Exchange, Inc., the American Stock
Exchange, Inc. and the National Association of Securities Dealers, Inc. Access
to the DTC system is also available to others such as banks, brokers, dealers and trust companies that directly or indirectly clear through or maintain a custodial relationship with one of the organizations that maintains an account with DTC. The rules applicable to DTC and its participating organizations are on file with the SEC.

     It is our understanding that Clearstream Banking Luxembourg holds securities for its member organizations and facilitates the clearance and settlement of securities transactions between its member organizations through electronic book-entry changes in accounts of those organizations, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream in any of 31 currencies, including United States dollars.
Clearstream provides to its member organizations, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic securities markets in over 39 countries through established depository and custodial relationships. As a professional depositary,
Clearstream is subject to regulation by the Luxembourg Monetary Institute.
Clearstream is registered as a bank in Luxembourg. It is subject to regulation by the Commission de Surveillance du Secteur Financier, which supervises
Luxembourg banks. Clearstream's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream has approximately 2,500 customers located in over 94 countries, including all major
European countries, Canada and the United States. Indirect access to Clearstream is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream. Clearstream and Euroclear have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

                                      -78-

     It is our understanding that Euroclear holds securities for its member organizations and facilitates clearance and settlement of securities transactions between its member organizations through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Over 150,000 different securities are accepted for settlement through Euroclear, the majority of which are domestic securities from over 32 markets. Transactions may be settled in Euroclear in any of over 30 currencies, including United States dollars. The Euroclear system includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described below in this
"--Book-Entry Registration" section. Euroclear is operated by Euroclear Bank
S.A./N.V., as Euroclear Operator, under a license agreement with Euroclear
Clearance System Public Limited Company. The Euroclear Operator is regulated and examined by the Belgian Banking and Finance Commission and the National Bank of
Belgium. All operations are conducted by the Euroclear Operator, and all
Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not Euroclear Clearance System. Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with a member organization of Euroclear, either directly or indirectly. Euroclear and Clearstream have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Euroclear Terms and Conditions. The Euroclear Terms and
Conditions govern transfers of securities and cash within the Euroclear system, withdrawal of securities and cash from the Euroclear system, and receipts of payments with respect to securities in the Euroclear system. All securities in the Euroclear system are held on a fungible basis without attribution of specific securities to specific securities clearance accounts. The Euroclear
Operator acts under the Euroclear Terms and Conditions only on behalf of member organizations of Euroclear and has no record of or relationship with persons holding through those member organizations.

     The information in this prospectus concerning DTC, Euroclear and
Clearstream, and their book-entry systems, has been obtained from sources believed to be reliable, but we do not take any responsibility for the accuracy or completeness of that information.

     Holding and Transferring Book-Entry Certificates. Purchases of book-entry certificates under the DTC system must be made by or through, and will be recorded on the records of, the Financial Intermediary that maintains the beneficial owner's account for that purpose. In turn, the Financial
Intermediary's ownership of those certificates will be recorded on the records of DTC or, alternatively, if the Financial Intermediary does not maintain an account with DTC, on the records of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC. A beneficial owner of book-entry certificates must rely on the foregoing procedures to evidence its beneficial ownership of those certificates.
DTC has no knowledge of the actual beneficial owners of the book-entry certificates. DTC's records reflect only the identity of the direct participants to whose accounts those certificates are credited, which may or may not be the actual beneficial owners. The participants in the DTC system will remain responsible for keeping account of their holdings on behalf of their customers.

     Transfers between participants in the DTC system will be effected in the ordinary manner in accordance with DTC's rules and will be settled in same-day funds. Transfers between direct account holders at Euroclear and Clearstream, or between persons or entities participating indirectly in Euroclear or
Clearstream, will be effected in the ordinary manner in accordance with their respective procedures and in accordance with DTC's rules.

     Cross-market transfers between direct participants in DTC, on the one hand, and member organizations at Euroclear or Clearstream, on the other, will be effected through DTC in accordance with DTC's rules and the rules of Euroclear or Clearstream, as applicable. These cross-market transactions will require, among other

                                      -79-

things, delivery of instructions by the applicable member
organization to Euroclear or Clearstream, as the case may be, in accordance with the rules and procedures and within deadlines, Brussels time, established in
Euroclear or Clearstream, as the case may be. If the transaction complies with all relevant requirements, Euroclear or Clearstream, as the case may be, will then deliver instructions to its depositary to take action to effect final settlement on its behalf.

     Because of time-zone differences, the securities account of a member organization of Euroclear or Clearstream purchasing an interest in a global certificate from a DTC participant that is not a member organization, will be credited during the securities settlement processing day, which must be a business day for Euroclear or Clearstream, as the case may be, immediately following the DTC settlement date. Transactions in interests in a book-entry certificate settled during any securities settlement processing day will be reported to the relevant member organization of Euroclear or Clearstream on the same day. Cash received in Euroclear or Clearstream as a result of sales of interests in a book-entry certificate by or through a member organization of
Euroclear or Clearstream, as the case may be, to a DTC participant that is not a member organization will be received with value on the DTC settlement date, but will not be available in the relevant Euroclear or Clearstream cash account until the business day following settlement in DTC. The related prospectus supplement will contain additional information regarding clearance and settlement procedures for the book-entry certificates and with respect to tax documentation procedures relating to the book-entry certificates.

     Conveyance of notices and other communications by DTC to DTC participants, and by DTC participants to Financial Intermediaries and beneficial owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Payments on the book-entry certificates will be made to DTC. DTC's practice is to credit DTC participants' accounts on the related payment date in accordance with their respective holdings shown on DTC's records, unless DTC has reason to believe that it will not receive payment on that date. Disbursement of those payments by DTC participants to Financial Intermediaries and beneficial owners will be--

     o    governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in street name, and

     o    the sole responsibility of each of those DTC participants, subject to any statutory or regulatory requirements in effect from time to time.

         Under a book-entry system, beneficial owners may receive payments after the related payment date.

         The only "certificateholder" of book-entry certificates will be DTC or its nominee. Parties to the governing documents for any series of offered certificates need not recognize beneficial owners of book-entry certificates as
"certificateholders". The beneficial owners of book-entry certificates will be permitted to exercise the rights of "certificateholders" only indirectly through the DTC participants, who in turn will exercise their rights through DTC. We have been informed that DTC will take action permitted to be taken by a
"certificateholder" only at the direction of one or more DTC participants. DTC may take conflicting actions with respect to the book-entry certificates to the extent that those actions are taken on behalf of Financial Intermediaries whose holdings include those certificates.

         Because DTC can act only on behalf of DTC participants, who in turn act on behalf of Financial Intermediaries and beneficial owners of the applicable book-entry securities, the ability of a beneficial owner to pledge its interest in a class of book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise to take actions with respect to its interest in a class of book-entry certificates, may be limited due to the lack of a physical certificate evidencing that interest.

                                      -80-

     Issuance of Definitive Certificates. Unless we specify otherwise in the related prospectus supplement, beneficial owners of affected offered certificates initially issued in book-entry form will not be able to obtain physical certificates that represent those offered certificates, unless:

     o    we advise the related trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to those offered certificates and we are unable to locate a qualified successor; or

     o    we notify DTC of our intent to terminate the book-entry system through
          DTC with respect to those offered certificates and, in the event applicable law and/or DTC's procedures require that the DTC participants holding beneficial interests in those offered certificates submit a withdrawal request to DTC in order to so terminate the book-entry system, we additionally notify those DTC participants and they submit a withdrawal request with respect to such termination.

     Upon the occurrence of either of the two events described in the prior paragraph, the trustee or other designated party will be required to notify all
DTC participants, through DTC, of the availability of physical certificates with respect to the affected offered certificates. Upon surrender by DTC of the certificate or certificates representing a class of book-entry offered certificates, together with instructions for registration, the related trustee or other designated party will be required to issue to the beneficial owners identified in those instructions physical certificates representing those offered certificates.

                     DESCRIPTION OF THE GOVERNING DOCUMENTS

GENERAL

     The "Governing Document" for purposes of issuing the offered certificates of each series will be a pooling and servicing agreement or other similar agreement or collection of agreements. In general, the parties to the Governing
Document for a series of offered certificates will include us, a trustee, a master servicer and a special servicer. However, if the related trust assets include mortgage-backed securities, the Governing Document may include a manager as a party, but may not include a master servicer, special servicer or other servicer as a party. We will identify in the related prospectus supplement the parties to the Governing Document for a series of offered certificates.

     If we so specify in the related prospectus supplement, a party from whom we acquire mortgage assets or one of its affiliates may perform the functions of master servicer, special servicer or manager for the trust to which we transfer those assets. If we so specify in the related prospectus supplement, the same person or entity may act as both master servicer and special servicer for one of our trusts.

     Any party to the Governing Document for a series of offered certificates, or any of its affiliates, may own certificates issued under the Governing
Document. However, except in limited circumstances, including with respect to required consents to amendments to the Governing Document for a series of offered certificates, certificates that are held by the related master servicer, special servicer or manager will not be allocated voting rights.

     A form of a pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus is a part. However, the provisions of the Governing Document for each series of offered certificates will vary depending upon the nature of the certificates to be issued under that
Governing Document and the nature of the related trust assets. The following summaries describe select provisions that may appear in the Governing Document for each series of offered certificates. The prospectus supplement for each series of offered certificates will provide material additional information regarding the Governing Document for that series. The summaries in this prospectus do not purport to be complete, and you should refer to the provisions of the

                                      -81-

Governing Document for your offered certificates and, further, to the description of those provisions in the related prospectus supplement. We will provide a copy of the Governing Document, exclusive of exhibits, that relates to your offered certificates, without charge, upon written request addressed to our principal executive offices specified under "MERRILL LYNCH MORTGAGE INVESTORS,
INC."

ASSIGNMENT OF MORTGAGE ASSETS

     At the time of initial issuance of any series of offered certificates, we will assign or cause to be assigned to the designated trustee the mortgage assets and any other assets to be included in the related trust. We will specify in the related prospectus supplement all material documents to be delivered, and all other material actions to be taken, by us or any prior holder of the related mortgage assets in connection with that assignment. We will also specify in the related prospectus supplement any remedies available to the related certificateholders, or the related trustee on their behalf, in the event that any of those material documents are not delivered or any of those other material actions are not taken as required. Concurrently with that assignment, the related trustee will deliver to us or our designee the certificates of that series in exchange for the mortgage assets and the other assets to be included in the related trust.

     Each mortgage asset included in one of our trusts will be identified in a schedule appearing as an exhibit to the related Governing Document. That schedule generally will include detailed information about each mortgage asset transferred to the related trust, including:

     o    in the case of a mortgage loan--

          1.   the address of the related real property,

          2.   the mortgage interest rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap
               information,

          3.   the remaining term to maturity,

          4.   if the mortgage loan is a balloon loan, the remaining
               amortization term, and

          5.   the outstanding principal balance; and

     o    in the case of a mortgage-backed security--

          1.   the outstanding principal balance, and

          2.   the pass-through rate or coupon rate.

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO MORTGAGE ASSETS

     Unless we state otherwise in the prospectus supplement for any series of offered certificates, we will, with respect to each mortgage asset in the related trust, make or assign, or cause to be made or assigned, a limited set of representations and warranties covering, by way of example:

     o    the accuracy of the information set forth for each mortgage asset on the schedule of mortgage assets appearing as an exhibit to the
          Governing Document for that series;

     o    the warranting party's title to each mortgage asset and the authority of the warranting party to sell that mortgage asset; and

                                      -82-

     o    in the case of a mortgage loan--

          1.   the enforceability of the related mortgage note and mortgage,

          2.   the existence of title insurance insuring the lien priority of the related mortgage, and

          3.   the payment status of the mortgage loan.

     We will identify the warranting party, and give a more complete sampling of the representations and warranties made thereby, in the related prospectus supplement. We will also specify in the related prospectus supplement any remedies against the warranting party available to the related certificateholders, or the related trustee on their behalf, in the event of a breach of any of those representations and warranties. In most cases, the warranting party will be a prior holder of the particular mortgage assets.

COLLECTION AND OTHER SERVICING PROCEDURES WITH RESPECT TO MORTGAGE LOANS

     The Governing Document for each series of offered certificates will govern the servicing and administration of any mortgage loans included in the related trust.

     In general, the related master servicer and special servicer, directly or through sub-servicers, will be obligated to service and administer for the benefit of the related certificateholders the mortgage loans in any of our trusts. The master servicer and the special servicer will be required to service and administer those mortgage loans in accordance with applicable law and, further, in accordance with the terms of the related Governing Document, the mortgage loans themselves and any instrument of credit support included in that trust. Subject to the foregoing, the master servicer and the special servicer will each have full power and authority to do any and all things in connection with that servicing and administration that it may deem necessary and desirable.

     As part of its servicing duties, each of the master servicer and the special servicer for one of our trusts will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the related mortgage loans that it services. In general, each of the master servicer and the special servicer for one of our trusts will be obligated to follow those collection procedures as are consistent with the servicing standard set forth in the related Governing Document. Consistent with the foregoing, the master servicer and the special servicer will each be permitted, in its discretion, to waive any default interest or late payment charge in connection with collecting a late payment on any defaulted mortgage loan that it is responsible for servicing.

     The master servicer and/or the special servicer for one or our trusts, directly or through sub-servicers, will also be required to perform various other customary functions of a servicer of comparable loans, including:

     o    maintaining escrow or impound accounts for the payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items;

     o    ensuring that the related properties are properly insured;

     o    attempting to collect delinquent payments;

     o    supervising foreclosures;

     o    negotiating modifications;

     o    responding to borrower requests for partial releases of the encumbered property, easements, consents to alteration or demolition and similar matters;

                                      -83-

     o    protecting the interests of certificateholders with respect to senior lienholders;

     o    conducting inspections of the related real properties on a periodic or other basis;

     o    collecting and evaluating financial statements for the related real properties;

     o    managing or overseeing the management of real properties acquired on behalf of the trust through foreclosure, deed-in-lieu of foreclosure or otherwise; and

     o    maintaining servicing records relating to mortgage loans in the trust.

     We will specify in the related prospectus supplement when, and the extent to which, servicing of a mortgage loan is to be transferred from a master servicer to a special servicer. In general, a special servicer for any of our trusts will be responsible for the servicing and administration of:

     o    mortgage loans that are delinquent with respect to a specified number of scheduled payments;

     o    mortgage loans as to which there is a material non-monetary default;

     o    mortgage loans as to which the related borrower has--

          1.   entered into or consented to bankruptcy, appointment of a
               receiver or conservator or similar insolvency proceeding, or

          2.   become the subject of a decree or order for such a proceeding which has remained in force undischarged or unstayed for a specified number of days; and

     o    real properties acquired as part of the trust with respect to defaulted mortgage loans.

     The related Governing Document may also may provide that if a default on a mortgage loan in the related trust has occurred or, in the judgment of the related master servicer, a payment default is reasonably foreseeable, the related master servicer may elect to transfer the servicing of that mortgage loan, in whole or in part, to the related special servicer. When the circumstances no longer warrant a special servicer's continuing to service a particular mortgage loan, such as when the related borrower is paying in accordance with the forbearance arrangement entered into between the special servicer and that borrower, the master servicer will generally resume the servicing duties with respect to the particular mortgage loan.

     A borrower's failure to make required mortgage loan payments may mean that operating income from the related real property is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make mortgage loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related real property. In general, with respect to each series of offered certificates, the related special servicer will be required to monitor any mortgage loan in the related trust that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related real property, initiate corrective action in cooperation with the mortgagor if cure is likely, inspect the related real property and take any other actions as it deems necessary and appropriate. A significant period of time may elapse before a special servicer is able to assess the success of any corrective action or the need for additional initiatives. The time within which a special servicer can--

     o    make the initial determination of appropriate action,

                                      -84-

     o    evaluate the success of corrective action,

     o    develop additional initiatives,

     o    institute foreclosure proceedings and actually foreclose, or

     o    accept a deed to a real property in lieu of foreclosure, on behalf of the certificateholders of the related series,

may vary considerably depending on the particular mortgage loan, the related real property, the borrower, the presence of an acceptable party to assume the mortgage loan and the laws of the jurisdiction in which the related real property is located. If a borrower files a bankruptcy petition, the special servicer may not be permitted to accelerate the maturity of the defaulted loan or to foreclose on the related real property for a considerable period of time.
See "LEGAL ASPECTS OF MORTGAGE LOANS--Bankruptcy Laws".

     A special servicer for one of our trusts may also perform limited duties with respect to mortgage loans in that trust for which the related master servicer is primarily responsible, such as--

     o    performing property inspections and collecting, and

     o    evaluating financial statements.

     A master servicer for one of our trusts may perform limited duties with respect to any mortgage loan in that trust for which the related special servicer is primarily responsible, such as--

     o    continuing to receive payments on the mortgage loan,

     o    making calculations with respect to the mortgage loan, and

     o    making remittances and preparing reports to the related trustee and/or certificateholders with respect to the mortgage loan.

     The duties of the master servicer and special servicer for your series will be more fully described in the related prospectus supplement.

     Unless we state otherwise in the related prospectus supplement, the master servicer for your series will be responsible for filing and settling claims with respect to particular mortgage loans for your series under any applicable instrument of credit support. See "DESCRIPTION OF CREDIT SUPPORT" in this prospectus.

SUB-SERVICERS

     A master servicer or special servicer may delegate its servicing obligations to one or more third-party servicers or sub-servicers. However, unless we specify otherwise in the related prospectus supplement, the master servicer or special servicer will remain obligated under the related Governing
Document. Each sub-servicing agreement between a master servicer or special servicer, as applicable, and a sub-servicer must provide for servicing of the applicable mortgage loans consistent with the related Governing Document. Any master servicer and special servicer for one of our trusts will each be required to monitor the performance of sub-servicers retained by it.

     Unless we specify otherwise in the related prospectus supplement, any master servicer or special servicer for one of our trusts will be solely liable for all fees owed by it to any sub-servicer, regardless of whether the

                                      -85-

master servicer's or special servicer's compensation under the related Governing
Document is sufficient to pay those fees. Each sub-servicer will be entitled to reimbursement from the master servicer or special servicer, as the case may be, that retained it, for expenditures which it makes, generally to the same extent the master servicer or special servicer would be reimbursed under the related
Governing Document.

COLLECTION OF PAYMENTS ON MORTGAGE-BACKED SECURITIES

     Unless we specify otherwise in the related prospectus supplement, if a mortgage-backed security is included among the trust assets underlying any series of offered certificates, then--

     o    that mortgage-backed security will be registered in the name of the related trustee or its designee;

     o    the related trustee will receive payments on that mortgage-backed security; and

     o    subject to any conditions described in the related prospectus supplement, the related trustee or a designated manager will, on behalf and at the expense of the trust, exercise all rights and remedies with respect to that mortgaged-backed security, including the prosecution of any legal action necessary in connection with any payment default.

MATTERS REGARDING THE MASTER SERVICER, THE SPECIAL SERVICER, THE MANAGER AND US

     Unless we specify otherwise in the related prospectus supplement, no master servicer, special servicer or manager for any of our trusts may resign from its obligations in that capacity, except upon--

     o    the appointment of, and the acceptance of that appointment by, a successor to the resigning party and receipt by the related trustee of written confirmation from each applicable rating agency that the resignation and appointment will not result in a withdrawal or downgrade of any rating assigned by that rating agency to any class of certificates of the related series, or

     o    a determination that those obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by the resigning party.

     In general, no resignation will become effective until the related trustee or other successor has assumed the obligations and duties of the resigning master servicer, special servicer or manager, as the case may be.

     With respect to each series of offered certificates, we and the related master servicer, special servicer and/or manager, if any, will, in each case, be obligated to perform only those duties specifically required under the related
Governing Document.

     In no event will we, any master servicer, special servicer or manager for one of our trusts, or any of our or their respective affiliates, shareholders, partners, members, managers, directors, officers, employees or agents, be under any liability to that trust or the related certificateholders for any action taken, or not taken, in good faith under the related Governing Document or for errors in judgment. Neither we nor any of those other persons or entities will be protected, however, against any liability that would otherwise be imposed by reason of--

     o    willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under the Governing Document for any series of offered certificates, or

     o    reckless disregard of those obligations and duties.

                                      -86-

     Furthermore, the Governing Document for each series of offered certificates will entitle us, the master servicer, special servicer and/or manager for the related trust, and our and their respective affiliates, shareholders, partners, members, managers, directors, officers, employees and agents, to indemnification out of the related trust assets for any loss, liability or expense incurred in connection with any legal action or claim that relates to that Governing
Document or series of offered certificates or to the related trust. The indemnification will not extend, however, to any loss, liability or expense:

     o    specifically required to be borne by the relevant party, without right of reimbursement, under the terms of that Governing Document;

     o    incurred in connection with any legal action or claim against the relevant party resulting from any breach of a representation or warranty made in that Governing Document; or

     o    incurred in connection with any legal action or claim against the relevant party resulting from any willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under that Governing Document or reckless disregard of those obligations and duties.

     Neither we nor any master servicer, special servicer or manager for the related trust will be under any obligation to appear in, prosecute or defend any legal action unless:

     o    the action is related to the respective responsibilities of that party under the Governing Document for the affected series of offered certificates; and

     o    either--

          1.   that party is specifically required to bear the expense of the action, or

          2.   the action will not, in its opinion, involve that party in any ultimate expense or liability for which it would not be
               reimbursed under the Governing Document for the affected series of offered certificates.

However, we and each of those other parties may undertake any legal action that may be necessary or desirable with respect to the enforcement or protection of the rights and duties of the parties to the Governing Document for any series of offered certificates and the interests of the certificateholders of that series under that Governing Document. In that event, the legal expenses and costs of the action, and any liability resulting from the action, will be expenses, costs and liabilities of the related trust and payable out of related trust assets.

     With limited exception, any person or entity--

     o    into which we or any related master servicer, special servicer or manager may be merged or consolidated, or

     o    resulting from any merger or consolidation to which we or any related master servicer, special servicer or manager is a party, or

     o    succeeding to our business or the business of any related master servicer, special servicer or manager,

will be the successor of us or that master servicer, special servicer or manager, as the case may be, under the Governing Document for a series of offered certificates.

                                      -87-

     The compensation arrangements with respect to any master servicer, special servicer or manager for any of our trusts will be set forth in the related prospectus supplement. In general, that compensation will be payable out of the related trust assets.

EVENTS OF DEFAULT

     We will identify in the related prospectus supplement the various events of default under the Governing Document for each series of offered certificates for which any related master servicer, special servicer or manager may be terminated in that capacity.

     No holder of the offered certificates of any series, and no holder of any non-offered certificates of that series, will have any right to institute any suit, action or proceeding in equity or at law upon or under or with respect to a default under the Governing Document for that series, unless--

     o    the certificateholder previously has given to the trustee for that series a written notice of default under the Governing Document for that series, and of the continuance thereof,

     o    the holders of offered and non-offered certificates of that series entitled to at least 25% of all the voting rights allocated to the certificateholders of that series have made written request upon the trustee for that series to institute an action, suit or proceeding in its own name as trustee and have offered to that trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred by that trustee in connection therewith,
          and

     o    the trustee for that series, for 60 days after its receipt of such notice, request and offer of indemnity, has neglected or refused to institute any such action, suit or proceeding.

AMENDMENT

     The Governing Document for each series of offered certificates may be amended by the parties thereto, without the consent of any of the holders of those certificates, or of any non-offered certificates of the same series, for the following reasons:

          1.   to cure any ambiguity;

          2.   to correct, modify or supplement any provision in the Governing
               Document which may be inconsistent with any other provision in that document or with the description of that document set forth in this prospectus or the related prospectus supplement;

          3.   to add any other provisions with respect to matters or questions arising under the Governing Document that are not inconsistent with the existing provisions of that document;

          4.   to the extent applicable, to relax or eliminate any requirement under the Governing Document imposed by the provisions of the
               Internal Revenue Code relating to REMICs or grantor trusts if the provisions of the Internal Revenue Code are amended or clarified so as to allow for the relaxation or elimination of that
               requirement;

          5.   to relax or eliminate any requirement under the Governing
               Document imposed by the Securities Act of 1933, as amended, or the rules under that Act if that Act or those rules are amended or clarified so as to allow for the relaxation or elimination of that requirement;

                                      -88-

          6.   to comply with any requirements imposed by the Internal Revenue
               Code or any final, temporary or, in some cases, proposed
               regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws, or to avoid a prohibited transaction or reduce the incidence of any tax that would arise from any actions taken with respect to the operation of any REMIC or grantor trust created under the Governing Document;

          7.   to the extent applicable, to modify, add to or eliminate the transfer restrictions relating to the certificates which are residual interests in a REMIC; or

          8.   to otherwise modify or delete existing provisions of the
               Governing Document.

     However, no amendment of the Governing Document for any series of offered certificates that is covered solely by clauses 3. or 8. above may adversely affect in any material respect the interests of any holders of offered or non-offered certificates of that series. In addition, no amendment of the
Governing Document for any series of offered certificates that is covered by any of clauses 1. through 8. above may significantly change the activities of the related trust.

     In general, the Governing Document for a series of offered certificates may also be amended by the parties to that document, with the consent of the holders of offered and non-offered certificates representing, in total, not less than 66
2/3%, or any other percentage specified in the related prospectus supplement, of all the voting rights allocated to the certificateholders of that series.
However, the Governing Document for a series of offered certificates may not be amended to--

     o    reduce in any manner the amount of, or delay the timing of, payments received or advanced on the related mortgage assets which are required to be distributed on any offered or non-offered certificate of that series without the consent of the holder of that certificate; or

     o    adversely affect in any material respect the interests of the holders of any class of offered or non-offered certificates of that series in any other manner without the consent of the holders of all certificates of that class; or

     o    modify the provisions of the Governing Document relating to amendments of that document without the consent of the holders of all offered and non-offered certificates of that series then outstanding; or

     o    modify the specified percentage of voting rights which is required to be held by certificateholders to consent, approve or object to any particular action under the Governing Document without the consent of the holders of all offered and non-offered certificates of that series then outstanding; or

     o    significantly change the activities of the related trust without the consent of the holders of offered and non-offered certificates of that series representing at least a majority of all the voting rights allocated to the certificateholders of that series, without regard to any of those certificates held by us or one of our affiliates and/or agents.

                                      -89-

     Notwithstanding the foregoing, the Governing Document for any series of offered certificates may provide that we need not be a party to any amendment to that Governing Document, but rather may provide that any such amendment may not adversely affect our rights and/or interests without our consent.

LIST OF CERTIFICATEHOLDERS

     Upon written request of three or more certificateholders of record of any series made for purposes of communicating with other holders of certificates of the same series with respect to their rights under the related Governing
Document, the related trustee or other certificate registrar of that series will afford the requesting certificateholders access during normal business hours to the most recent list of certificateholders of that series. However, the trustee may first require a copy of the communication that the requesting certificateholders propose to send.

THE TRUSTEE

     The trustee for each series of offered certificates will be named in the related prospectus supplement. The commercial bank, banking association, banking corporation or trust company that serves as trustee for any series of offered certificates may have typical banking relationships with the us and our affiliates and with any of the other parties to the related Governing Document and its affiliates.

DUTIES OF THE TRUSTEE

     The trustee for each series of offered certificates will not--

     o    make any representation as to the validity or sufficiency of those certificates, the related Governing Document or any underlying mortgage asset or related document, or

     o    be accountable for the use or application by or on behalf of any other party to the related Governing Document of any funds paid to that party with respect to those certificates or the underlying mortgage assets.

     If no event of default has occurred and is continuing under the related
Governing Document, the trustee for each series of offered certificates will be required to perform only those duties specifically required under the related
Governing Document. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it under the related
Governing Document, the trustee must examine those documents and determine whether they conform to the requirements of that Governing Document.

MATTERS REGARDING THE TRUSTEE

     As and to the extent described in the related prospectus supplement, the fees and normal disbursements of the trustee for any series of offered certificates may be the expense of the related master servicer or other specified person or may be required to be paid by the related trust assets.

     The trustee for each series of offered certificates and each of its directors, officers, employees, affiliates, agents and "control" persons within the meaning of the Securities Act of 1933, as amended, will be entitled to indemnification, out of related trust assets, for any loss, liability or expense incurred by that trustee or any of those other persons in connection with that trustee's acceptance or administration of its trusts under the related Governing
Document. However, the indemnification of a trustee or any of its directors, officers, employees and agents will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the trustee in the performance of its obligations and duties under the related Governing Document.

                                      -90-

     No trustee for any series of offered certificates will be liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized by the related Governing Document.

     No trustee for any series of offered certificates will have any obligation to exercise any of the trusts or powers vested in it by the Governing Document for that series or to make any investigation of matters arising under the
Governing Document or to institute, conduct or defend any litigation under or in relation to the Governing Document at the request, order or direction of any of the certificateholders of that series, pursuant to the provisions of the
Governing Document for that series, unless those certificateholders have offered to that trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by that trustee.

     No trustee for any series of offered certificates will be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the related Governing Document, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of those funds or adequate indemnity against that risk or liability is not reasonably assured to it.

     The trustee for each series of offered certificates will be entitled to execute any of its trusts or powers and perform any of its duties under the related Governing Document, either directly or by or through agents or attorneys. The trustee will not be responsible for any willful misconduct or gross negligence on the part of any agent or attorney appointed by it with due care.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The trustee for any series of offered certificates may resign at any time.
We will be obligated to appoint a successor to a resigning trustee. We may also remove the trustee for any series of offered certificates if that trustee ceases to be eligible to continue as such under the related Governing Document or if that trustee becomes insolvent. Unless we indicate otherwise in the related prospectus supplement, the trustee for any series of offered certificates may also be removed at any time by the holders of the offered and non-offered certificates of that series evidencing not less than 51%, or any other percentage specified in the related prospectus supplement, of the voting rights for that series. However, if the removal was without cause, the certificateholders effecting the removal may be responsible for any costs and expenses incurred by the terminated trustee in connection with its removal. Any resignation or removal of a trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

     Credit support may be provided with respect to one or more classes of the offered certificates of any series or with respect to the related mortgage assets. That credit support may be in the form of any of the following:

     o    the subordination of one or more other classes of certificates of the same series;

     o    the use of a letter of credit, a surety bond, an insurance policy, a guarantee or a credit derivative;

     o    the establishment of one or more reserve funds; or any combination of the foregoing.

     If and to the extent described in the related prospectus supplement, any of the above forms of credit support may provide credit enhancement for non-offered certificates, as well as offered certificates, or for more than one series of certificates.

                                      -91-

     If you are the beneficiary of any particular form of credit support, that credit support may not protect you against all risks of loss and will not guarantee payment to you of all amounts to which you are entitled under your offered certificates. If losses or shortfalls occur that exceed the amount covered by that credit support or that are of a type not covered by that credit support, you will bear your allocable share of deficiencies. Moreover, if that credit support covers the offered certificates of more than one class or series and total losses on the related mortgage assets exceed the amount of that credit support, it is possible that the holders of offered certificates of other classes and/or series will be disproportionately benefited by that credit support to your detriment.

     If you are the beneficiary of any particular form of credit support, we will include in the related prospectus supplement a description of the following:

     o    the nature and amount of coverage under that credit support;

     o    any conditions to payment not otherwise described in this prospectus;

     o    any conditions under which the amount of coverage under that credit support may be reduced and under which that credit support may be terminated or replaced; and

     o    the material provisions relating to that credit support.

     Additionally, we will set forth in the related prospectus supplement information with respect to the obligor, if any, under any instrument of credit support.

SUBORDINATE CERTIFICATES

     If and to the extent described in the related prospectus supplement, one or more classes of certificates of any series may be subordinate to one or more other classes of certificates of that series. If you purchase subordinate certificates, your right to receive payments out of collections and advances on the related trust assets on any payment date will be subordinated to the corresponding rights of the holders of the more senior classes of certificates.
If and to the extent described in the related prospectus supplement, the subordination of a class of certificates may not cover all types of losses or shortfalls. In the related prospectus supplement, we will set forth information concerning the method and amount of subordination provided by a class or classes of subordinate certificates in a series and the circumstances under which that subordination will be available.

     If the mortgage assets in any trust established by us are divided into separate groups, each supporting a separate class or classes of certificates of the related series, credit support may be provided by cross-support provisions requiring that payments be made on senior certificates evidencing interests in one group of those mortgage assets prior to payments on subordinate certificates evidencing interests in a different group of those mortgage assets. We will describe in the related prospectus supplement the manner and conditions for applying any cross-support provisions.

INSURANCE OR GUARANTEES WITH RESPECT TO MORTGAGE LOANS

     The mortgage loans included in any trust established by us may be covered for some default risks by insurance policies or guarantees. If so, we will describe in the related prospectus supplement the nature of those default risks and the extent of that coverage.

LETTERS OF CREDIT

     If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by one or more

                                      -92-

letters of credit, issued by a bank or other financial institution specified in the related prospectus supplement. The issuer of a letter of credit will be obligated to honor draws under that letter of credit in a total fixed dollar amount, net of unreimbursed payments under the letter of credit, generally equal to a percentage specified in the related prospectus supplement of the total principal balance of some or all of the related mortgage assets as of the date the related trust was formed or of the initial total principal balance of one or more classes of certificates of the applicable series. The letter of credit may permit draws only in the event of select types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments under it and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit issuer under the letter of credit for any series of offered certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the related trust.

CERTIFICATE INSURANCE AND SURETY BONDS

     If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. Those instruments may cover, with respect to one or more classes of the offered certificates of the related series, timely payments of interest and principal or timely payments of interest and payments of principal on the basis of a schedule of principal payments set forth in or determined in the manner specified in the related prospectus supplement. We will describe in the related prospectus supplement any limitations on the draws that may be made under any of those instruments.

RESERVE FUNDS

     If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered, to the extent of available funds, by one or more reserve funds in which cash, a letter of credit, permitted investments, a demand note or a combination of the foregoing, will be deposited, in the amounts specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, the reserve fund for the related series of offered certificates may also be funded over time.

     Amounts on deposit in any reserve fund for a series of offered certificates will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, reserve funds may be established to provide protection only against select types of losses and shortfalls. Following each payment date for the related series of offered certificates, amounts in a reserve fund in excess of any required balance may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement.

CREDIT SUPPORT WITH RESPECT TO MORTGAGE-BACKED SECURITIES

     If and to the extent described in the related prospectus supplement, any mortgage-backed security included in one of our trusts and/or the mortgage loans that back that security may be covered by one or more of the types of credit support described in this prospectus. We will specify in the related prospectus supplement, as to each of those forms of credit support, the information indicated above with respect to that mortgage-backed security, to the extent that the information is material and available.

                         LEGAL ASPECTS OF MORTGAGE LOANS

     Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by multifamily and commercial properties in the
United States, its territories and possessions. However, some of

                                      -93-

those mortgage loans may be secured by multifamily and commercial properties outside the United States, its territories and possessions.

     The following discussion contains general summaries of select legal aspects of mortgage loans secured by multifamily and commercial properties in the United
States. Because these legal aspects are governed by applicable state law, which may differ substantially from state to state, the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all jurisdictions in which the security for the mortgage loans underlying the offered certificates is situated. Accordingly, you should be aware that the summaries are qualified in their entirety by reference to the applicable laws of those states. See "DESCRIPTION OF THE TRUST ASSETS--Mortgage Loans".

     If a significant percentage of mortgage loans underlying a series of offered certificates, are secured by properties in a particular state, we will discuss the relevant state laws, to the extent they vary materially from this discussion, in the related prospectus supplement.

GENERAL

     Each mortgage loan underlying a series of offered certificates will be evidenced by a note or bond and secured by an instrument granting a security interest in real property. The instrument granting a security interest in real property may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which that real property is located. Mortgages, deeds of trust and deeds to secure debt are often collectively referred to in this prospectus as "mortgages". A mortgage creates a lien upon, or grants a title interest in, the real property covered by the mortgage, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on--

     o    the terms of the mortgage,

     o    the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property,

     o    the knowledge of the parties to the mortgage, and

     o    in general, the order of recordation of the mortgage in the appropriate public recording office.

     However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     There are two parties to a mortgage--

     o    a mortgagor, who is the owner of the encumbered interest in the real property, and

     o    a mortgagee, who is the lender.

     In general, the mortgagor is also the borrower.

     In contrast, a deed of trust is a three-party instrument. The parties to a deed of trust are--

     o    the trustor, who is the equivalent of a mortgagor,

                                      -94-

     o    the trustee to whom the real property is conveyed, and

     o    the beneficiary for whose benefit the conveyance is made, who is the lender.

     Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note.

     A deed to secure debt typically has two parties. Under a deed to secure debt, the grantor, who is the equivalent of a mortgagor, conveys title to the real property to the grantee, who is the lender, generally with a power of sale, until the debt is repaid.

     Where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation.

     The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by:

     o    the express provisions of the related instrument,

     o    the law of the state in which the real property is located,

     o    various federal laws, and

     o    in some deed of trust transactions, the directions of the beneficiary.

INSTALLMENT CONTRACTS

     The mortgage loans underlying your offered certificates may consist of installment contracts. Under an installment contract the seller retains legal title to the property and enters into an agreement with the purchaser for payment of the purchase price, plus interest, over the term of the installment contract. Only after full performance by the borrower of the contract is the seller obligated to convey title to the real estate to the purchaser. During the period that the installment contract is in effect, the purchaser is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

     The seller's enforcement of an installment contract varies from state to state. Generally, installment contracts provide that upon a default by the purchaser, the purchaser loses his or her right to occupy the property, the entire indebtedness is accelerated, and the purchaser's equitable interest in the property is forfeited. The seller in this situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the purchaser has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of purchaser default during the early years of an installment contract, the courts will permit ejectment of the purchaser and a forfeiture of his or her interest in the property.

     However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under those statutes, a judicial or nonjudicial foreclosure may be required, the seller may be required to give notice of default and the borrower may be granted some grace period during which the contract may be reinstated upon full payment of the default

                                      -95-

amount and the purchaser may have a post-foreclosure statutory redemption right.
In other states, courts in equity may permit a purchaser with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause.
Nevertheless, generally speaking, the seller's procedures for obtaining possession and clear title under an installment contract for the sale of real estate in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a mortgaged property.

LEASES AND RENTS

     A mortgage that encumbers an income-producing property often contains an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases. Under an assignment of rents and leases, the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived from each lease. However, the borrower retains a revocable license to collect the rents, provided there is no default and the rents are not directly paid to the lender. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

     In most states, hotel and motel room rates are considered accounts receivable under the UCC. Room rates are generally pledged by the borrower as additional security for the loan when a mortgage loan is secured by a hotel or motel. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured by hotels or motels may be included in one of our trusts even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. A lender will generally be required to commence a foreclosure action or otherwise take possession of the property in order to enforce its rights to collect the room rates following a default, even if the lender's security interest in room rates is perfected under applicable nonbankruptcy law.

     In the bankruptcy setting, the lender will be stayed from enforcing its rights to collect hotel and motel room rates. However, the room rates will constitute cash collateral and cannot be used by the bankrupt borrower--

     o    without a hearing or the lender's consent, or

     o    unless the lender's interest in the room rates is given adequate protection.

For purposes of the foregoing, the adequate protection may include a cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the bankrupt borrower proposes to use. See "--Bankruptcy Laws" below.

PERSONALTY

     Some types of income-producing real properties, such as hotels, motels and nursing homes, may include personal property, which may, to the extent it is owned by the borrower and not previously pledged, constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest in the personal property and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured in part by personal property may be included in one of our trusts even if the security interest in the personal property was not perfected or the requisite UCC filings were allowed to lapse.

                                      -96-

FORECLOSURE

     General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property security at public auction to satisfy the indebtedness.

     Foreclosure Procedures Vary From State to State. The two primary methods of foreclosing a mortgage are--

     o    judicial foreclosure, involving court proceedings, and

     o    nonjudicial foreclosure under a power of sale granted in the mortgage instrument.

     Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed. A foreclosure action sometimes requires several years to complete.

     Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, a lender initiates the action by the service of legal pleadings upon--

     o    all parties having a subordinate interest of record in the real property, and

     o    all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage.

     Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. The court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property upon successful completion of a judicial foreclosure proceeding. The proceeds of that public sale are used to satisfy the judgment. The procedures that govern these public sales vary from state to state.

     Equitable and Other Limitations on Enforceability of Particular Provisions.
United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on these principles, a court may:

     o    alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching;

     o    require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan;

     o    require the lender to reinstate a loan or recast a payment schedule in order to accommodate a borrower that is suffering from a temporary financial disability; or

     o    limit the right of the lender to foreclose in the case of a nonmonetary default, such as--

          1.   a failure to adequately maintain the mortgaged property, or

                                      -97-

          2.   an impermissible further encumbrance of the mortgaged property.

     Some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have--

     o    upheld the reasonableness of the notice provisions, or

     o    found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger
          constitutional protections.

     In addition, some states may have statutory protection such as the right of the borrower to reinstate its mortgage loan after commencement of foreclosure proceedings but prior to a foreclosure sale.

     Nonjudicial Foreclosure/Power of Sale. In states permitting nonjudicial foreclosure proceedings, foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale under a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a nonjudicial public sale to be conducted generally following--

     o    a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower, and

     o    notice of sale is given in accordance with the terms of the deed of trust and applicable state law.

     In some states, prior to a nonjudicial public sale, the trustee under the deed of trust must--

     o    record a notice of default and notice of sale, and

     o    send a copy of those notices to the borrower and to any other party who has recorded a request for a copy of them.

         In addition, in some states, the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. Some states require a reinstatement period during which the borrower or junior lienholder may have the right to cure the default by paying the entire actual amount in arrears, without regard to the acceleration of the indebtedness, plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

     Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of--

     o    the difficulty in determining the exact status of title to the property due to, among other things, redemption rights that may exist,
          and

     o    the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings.

                                      -98-

     As a result of the foregoing, it is common for the lender to purchase the mortgaged property and become its owner, subject to the borrower's right in some states to remain in possession during a redemption period. In that case, the lender will have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make repairs necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Whether, the ultimate proceeds of the sale of the property equal the lender's investment in the property depends upon market conditions. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on the related mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

     The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens. In addition, it may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. Furthermore, if the foreclosure of a junior mortgage triggers the enforcement of a due-on-sale clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

     Rights of Redemption. The purposes of a foreclosure action are--

     o    to enable the lender to realize upon its security, and

     o    to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercising their equity of redemption.

     The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties to the foreclosure proceeding in order for their equity of redemption to be terminated.

     The equity of redemption is a common-law, nonstatutory right which should be distinguished from post-sale statutory rights of redemption. In some states, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property after sale under a deed of trust or foreclosure of a mortgage. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. A statutory right of redemption will diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     One Action and Security First Rules. Some states (including California)
have laws that prohibit more than one "judicial action" to enforce a mortgage obligation secured by a mortgage on real property or an interest therein, and some courts have construed the term "judicial action" broadly. In addition, some states (including California) require that the lender proceed first against any real property security for such mortgage obligation before proceeding directly upon the secured obligation itself. In the case where either a cross-collateralized, cross-defaulted or a multi-property mortgage loan is secured by real properties located in multiple states, the special servicer may be required to foreclose first on properties located in states where such "one action" and/or "security first" rules apply (and where non-judicial foreclosure is permitted) before foreclosing on properties

                                      -99-

located in the states where judicial foreclosure is the only permitted method of foreclosure. Otherwise, a second action in a state with "one action" rules might be precluded because of a prior first action, even if such first action occurred in a state without "one action" rules. Moreover, while the consequences of breaching these rules will vary from jurisdiction to jurisdiction, as a general matter, a lender who proceeds in violation of these rules may run the risk of forfeiting collateral and/or even the right to enforce the underlying obligation. In addition, under certain circumstances, a lender with respect to a real property located in a "one action" or "security first" jurisdiction may be precluded from obtaining a deficiency judgment against the borrower following foreclosure or sale under a deed of trust (unless there has been a judicial foreclosure). Finally, in some jurisdictions, the benefits of such laws may be available not just to the underlying obligor, but also to any guarantor of the underlying obligation, thereby limiting the ability of the lender to recover against a guarantor without first complying with the applicable anti-deficiency statutes.

     Anti-Deficiency Legislation. Some or all of the mortgage loans underlying a series of offered certificates may be nonrecourse loans. Recourse in the case of a default on a non-recourse mortgage loan will be limited to the mortgaged property and any other assets that were pledged to secure the mortgage loan.
However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states, a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security, but in doing so, the lender may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders will usually proceed first against the security in states where an election of remedy provision exists. Finally, other statutory provisions limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale. These other statutory provisions are intended to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale.

     Leasehold Considerations. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a mortgage on the borrower's leasehold interest under a ground lease. Leasehold mortgage loans are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease:

     o    requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them,

     o    permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a o foreclosure sale, and

     o    contains other protective provisions typically required by prudent lenders to be included in a ground lease.

     Some mortgage loans underlying a series of offered certificates, however, may be secured by ground leases which do not contain these provisions.

     Cooperative Shares. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases belonging to those shares, allocable to cooperative dwelling units that may be vacant or occupied by nonowner tenants. Loans secured in this manner are subject to some risks not associated with mortgage loans secured by a lien on

                                     -100-

the fee estate of a borrower in real property. Loans secured in this manner typically are subordinate to the mortgage, if any, on the cooperative's building. That mortgage, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the cooperative. Further, transfer of shares in a cooperative is subject to various regulations as well as to restrictions under the governing documents of the cooperative. The shares may be canceled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the cooperative provides, among other things, that the lender may cure a default under a proprietary lease.

     Under the laws applicable in many states, "foreclosure" on cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the
UCC requires that a sale be conducted in a commercially reasonable manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary leases.

BANKRUPTCY LAWS

     Operation of the U.S. Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral or to enforce a deficiency judgment. For example, under the U.S. Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, to collect a debt are automatically stayed upon the filing of the bankruptcy petition. Often, no interest or principal payments are made during the course of the bankruptcy case. The delay caused by an automatic stay and its consequences can be significant. Also, under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

     Under the U.S. Bankruptcy Code, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified provided that substantive and procedural safeguards protective of the lender are met. A bankruptcy court may, among other things--

     o    reduce the secured portion of the outstanding amount of the loan to the then-current value of the property, thereby leaving the lender a general unsecured creditor for the difference between the then-current value of the property and the outstanding balance of the loan;

     o    reduce the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule, with or without affecting the unpaid principal balance of the loan;

     o    extend or shorten the term to maturity of the loan;

     o    permit the bankrupt borrower to cure of the subject loan default by paying the arrearage over a number of years; or

     o    permit the bankrupt borrower, through its rehabilitative plan, to reinstate the loan payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

     Federal bankruptcy law may also interfere with or affect the ability of a secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. A lender may be stayed from

                                     -101-

enforcing the assignment under the U.S. Bankruptcy Code. In addition, the legal proceedings necessary to resolve the issue could be time-consuming, and result in delays in the lender's receipt of the rents. However, recent amendments to the U.S. Bankruptcy Code may minimize the impairment of the lender's ability to enforce the borrower's assignment of rents and leases. In addition to the inclusion of hotel revenues within the definition of cash collateral as noted
above, the amendments provide that a pre-petition security interest in rents or hotel revenues is designed to overcome those cases holding that a security interest in rents is unperfected under the laws of some states until the lender has taken some further action, such as commencing foreclosure or obtaining a receiver prior to activation of the assignment of rents.

     A borrower's ability to make payment on a mortgage loan may be impaired by the commencement of a bankruptcy case relating to the tenant under a lease of the related property. Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a tenant results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for--

     o    past due rent,

     o    accelerated rent,

     o    damages, or

     o    a summary eviction order with respect to a default under the lease that occurred prior to the filing of the tenant's bankruptcy petition.

     In addition, the U.S. Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court:

     o    assume the lease and either retain it or assign it to a third party,
          or

     o    reject the lease.

     If the lease is assumed, the trustee, debtor-in-possession or assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with adequate assurance of future performance.
These remedies may be insufficient, and any assurances provided to the lessor may be inadequate. If the lease is rejected, the lessor will be treated, except potentially to the extent of any security deposit, as an unsecured creditor with respect to its claim for damages for termination of the lease. The U.S.
Bankruptcy Code also limits a lessor's damages for lease rejection to:

     o    the rent reserved by the lease without regard to acceleration for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease, plus

     o    unpaid rent to the earlier of the surrender of the property or the lessee's bankruptcy filing.

ENVIRONMENTAL CONSIDERATIONS

     General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Those environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In some circumstances, a lender may decide to abandon a contaminated real property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

                                     -102-

     Superlien Laws. Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, that lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to that superlien.

     CERCLA. The federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended, imposes strict liability on present and past
"owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have participated in the management of the property or the operations of the borrower. Liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of the contaminated mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or
"operator", however, is a person who, without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest. This is the so called "secured creditor exemption".

     The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996
amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Lender Liability Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Lender Liability Act provides that
"merely having the capacity to influence, or unexercised right to control"
operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if--

     o    it exercises decision-making control over a borrower's environmental compliance and hazardous substance handling and disposal practices, or

     o    assumes day-to-day management of operational functions of a mortgaged property.

     The Lender Liability Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure, provided that the lender seeks to sell that property at the earliest practicable commercially reasonable time on commercially reasonable terms.

     Other Federal and State Laws. Many states have statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and
Recovery Act.

     Some federal, state and local laws, regulations and ordinances govern the management, removal, encapsulation or disturbance of asbestos-containing materials. These laws, as well as common law standards, may--

     o    impose liability for releases of or exposure to asbestos-containing materials, and

     o    provide for third parties to seek recovery from owners or operators of real properties for personal injuries associated with those releases.

     Federal legislation requires owners of residential housing constructed prior to 1978 to disclose to potential residents or purchasers any known lead-based paint hazards and will impose treble damages for any failure to disclose. In addition, the ingestion of lead-based paint chips or dust particles by children can result in

                                     -103-

lead poisoning. If lead-based paint hazards exist at a property, then the owner of that property may be held liable for injuries and for the costs of removal or encapsulation of the lead-based paint.

     In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action related to hazardous environmental conditions on a property, such as actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property. While it may be more difficult to hold a lender liable under common law causes of action, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     Federal, state and local environmental regulatory requirements change often. It is possible that compliance with a new regulatory requirement could impose significant compliance costs on a borrower. These costs may jeopardize the borrower's ability to meet its loan obligations.

     Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard. However, that individual or entity may be without substantial assets. Accordingly, it is possible that the costs could become a liability of the related trust and occasion a loss to the related certificateholders.

     If the operations on a foreclosed property are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. This compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

     In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers, including prospective buyers at a foreclosure sale or following foreclosure. This disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Some or all of the mortgage loans underlying a series of offered certificates may contain due-on-sale and due-on-encumbrance clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the mortgaged property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce these clauses in many states. However, the Garn-St Germain Depository
Institutions Act of 1982 generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to the limitations prescribed in that act and the regulations promulgated under that act.

JUNIOR LIENS; RIGHTS OF HOLDERS OF SENIOR LIENS

     Any of our trusts may include mortgage loans secured by junior liens, while the loans secured by the related senior liens may not be included in that trust.
The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior liens to satisfy fully both the senior loans and the junior loan.

                                      -104-

     In the event that a holder of a senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied as follows:

     o    first, to the payment of court costs and fees in connection with the foreclosure;

     o    second, to real estate taxes;

     o    third, in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior liens; and

     o    last, in satisfaction of all principal, interest, prepayment and acceleration penalties, if any, and any other sums due and owing to the holder of the junior mortgage loan.

SUBORDINATE FINANCING

     Some mortgage loans underlying a series of offered certificates may not restrict the ability of the borrower to use the mortgaged property as security for one or more additional loans, or the restrictions may be unenforceable.
Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to the following additional risks:

     o    the borrower may have difficulty servicing and repaying multiple loans;

     o    if the subordinate financing permits recourse to the borrower, as is frequently the case, and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan;

     o    acts of the senior lender that prejudice the junior lender or impair the junior lender's security, such as the senior lender's agreeing to an increase in the principal amount of or the interest rate payable on the senior loan, may create a superior equity in favor of the junior lender;

     o    if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

     o    the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST AND LIMITATIONS ON PREPAYMENTS

     Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made. They may also contain provisions that prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment premium, fee or charge. In some states, there are or may be specific limitations upon the late charges that a lender may collect from a borrower for delinquent payments.
Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment premiums, fees and charges upon an involuntary prepayment is unclear under the laws of many states.

                                     -105-

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control
Act of 1980 provides that state usury limitations shall not apply to various types of residential, including multifamily, first mortgage loans originated by particular lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law.
In addition, even where Title V is not rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated under that act, in order to protect individuals with disabilities, owners of public accommodations, such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments, must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable". In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals.
The "readily achievable" standard takes into account, among other factors, the financial resources of the affected property owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, because the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender that is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

SERVICEMEMBERS CIVIL RELIEF ACT

     Under the terms of the Servicemembers Civil Relief Act, as amended, a borrower who enters military service after the origination of the borrower's mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the
Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and
officers of the U.S. Public Health Service assigned to duty with the military.
Because the Relief Act applies to individuals who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act.

     Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a master servicer or special servicer to collect full amounts of interest on an affected mortgage loan. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts payable to the holders of certificates of the related series, and would not be covered by advances or, unless otherwise specified in the related prospectus supplement, any form of credit support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of a master servicer or special servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status and, under some circumstances, during an additional three month period after the active duty status ceases.

                                     -106-

FORFEITURES IN DRUG, RICO AND MONEY LAUNDERING PROCEEDINGS

     Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses can be seized by and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt
Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the Uniting and Strengthening America by Providing
Appropriate Tools Required to Intercept and Obstruct Terrorism Act (commonly referred to as the Patriot Act) and the regulations issued pursuant to that Act, as well as the narcotic drug laws. Under procedures contained in the
Comprehensive Crime Control Act of 1984, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that--

     o    its mortgage was executed and recorded before commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before any other crime upon which the forfeiture is based, or

     o    the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was subject to forfeiture.

     However, there is no assurance that such defense will be successful.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     This is a general discussion of the material federal income tax consequences of owning the offered certificates. This discussion is directed to certificateholders that hold the offered certificates as capital assets within the meaning of Section 1221 of the Internal Revenue Code. This section does not discuss all federal income tax consequences that may be relevant to owners of offered certificates, particularly as to investors subject to special treatment under the Internal Revenue Code, including:

     o    banks,

     o    insurance companies,

     o    foreign investors,

     o    tax exempt investors,

     o    holders whose "functional currency" is not the United States dollar,

     o    United States expatriates, and

     o    holders holding the offered certificates as part of a hedge, straddle or conversion transaction.

     Further, this discussion does not address investors who treat items of income, expense, gain or loss with respect to the offered certificates differently for book and tax purposes.

                                     -107-

     This discussion and any legal opinions referred to in this discussion are based on authorities that can change, or be differently interpreted, with possible retroactive effect. No rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences discussed below.
Accordingly, the IRS may take contrary positions.

     Investors and preparers of tax returns should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice is--

     o    given with respect to events that have occurred at the time the advice is rendered, and

     o    is directly relevant to the determination of an entry on a tax return.

     Accordingly, even if this discussion addresses an issue regarding the tax treatment of the owner of the offered certificates, investors should consult their own tax advisors regarding that issue. Investors should do so not only as to federal taxes, but also as to state and local taxes. See "STATE AND OTHER TAX
CONSEQUENCES."

     The following discussion addresses securities of two general types:

     o    REMIC certificates, representing interests in a trust, or a portion of the assets of that trust, as to which a specified person or entity will make a real estate mortgage investment conduit, or REMIC, election under Sections 860A through 860G of the Internal Revenue
          Code; and

     o    grantor trust certificates, representing interests in a trust, or a portion of the assets of that trust, as to which no REMIC election will be made.

     We will indicate in the prospectus supplement for each series of offered certificates whether the related trustee, another party to the related Governing
Document or an agent appointed by that trustee or other party will make a REMIC election and/or act as tax administrator for the related trust. If the related tax administrator is required to make a REMIC election, we also will identify in the related prospectus supplement all regular interests and residual interests in the resulting REMIC.

     The following discussion is limited to certificates offered under this prospectus. In addition, this discussion applies only to the extent that the related trust holds only mortgage loans. If a trust holds assets other than mortgage loans, such as mortgage-backed securities, we will disclose in the related prospectus supplement the tax consequences associated with those other assets being included. In addition, if agreements other than guaranteed investment contracts are included in a trust to provide interest rate protection for the related offered certificates, the anticipated material tax consequences associated with those agreements also will be discussed in the related prospectus supplement. See "DESCRIPTION OF THE TRUST ASSETS--Arrangements
Providing Reinvestment, Interest Rate and Currency Related Protection."

     The following discussion is based in part on the rules governing original issue discount in Sections 1271-1273 and 1275 of the Internal Revenue Code and
in the Treasury regulations issued under those sections. It is also based in part on the rules governing REMICs in Sections 860A-860G of the Internal Revenue
Code and in the Treasury regulations issued or proposed under those sections.
The regulations relating to original issue discount do not adequately address all issues relevant to, and in some instances provide that they are not applicable to, securities such as the offered certificates.

                                     -108-

REMICS

     General. With respect to each series of offered certificates as to which the related tax administrator will make a REMIC election, our counsel will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Governing Document, and subject to any other assumptions set forth in the opinion:

     o    the related trust, or the relevant designated portion of the trust, will qualify as a REMIC, and

     o    those offered certificates will represent--

          1.   regular interests in the REMIC, or

          2.   residual interests in the REMIC.

     Any and all offered certificates representing interests in a REMIC will be either--

     o    REMIC regular certificates, representing regular interests in the
          REMIC, or

     o    REMIC residual certificates, representing residual interests in the
          REMIC.

     If an entity electing to be treated as a REMIC fails to comply with the ongoing requirements of the Internal Revenue Code for REMIC status, it may lose its REMIC status. If so, the entity may become taxable as a corporation.
Therefore, the related certificates may not be given the tax treatment summarized below. Although the Internal Revenue Code authorizes the Treasury
Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, the Treasury Department has not done so. Any relief mentioned above, moreover, may be accompanied by sanctions. These sanctions could include the imposition of a corporate tax on all or a portion of a trust's income for the period in which the requirements for REMIC status are not satisfied. The Governing Document with respect to each REMIC will include provisions designed to maintain its status as a REMIC under the Internal Revenue
Code.

     Characterization of Investments in REMIC Certificates. Unless we state otherwise in the related prospectus supplement, the offered certificates that are REMIC certificates will be treated as--

     o    "real estate assets" within the meaning of Section 856(c)(5)(B) of the
          Internal Revenue Code in the hands of a real estate investment trust,
          and

     o    "loans secured by an interest in real property" or other assets described in Section 7701(a)(19)(C) of the Internal Revenue Code in
          the hands of a thrift institution,

in the same proportion that the assets of the related REMIC are so treated.

     However, to the extent that the REMIC assets constitute mortgage loans on property not used for residential or other prescribed purposes, the related offered certificates will not be treated as assets qualifying under Section
7701(a)(19)(C). If 95% or more of the assets of the REMIC qualify for any of the foregoing characterizations at all times during a calendar year, the related offered certificates will qualify for the corresponding status in their entirety for that calendar year.

                                     -109-

     In addition, unless we state otherwise in the related prospectus supplement, offered certificates that are REMIC regular certificates will be
"qualified mortgages" within the meaning of Section 860G(a)(3) of the Internal
Revenue Code in the hands of another REMIC.

     Finally, interest, including original issue discount, on offered certificates that are REMIC regular certificates, and income allocated to offered certificates that are REMIC residual certificates, will be interest described in Section 856(c)(3)(B) of the Internal Revenue Code if received by a real estate investment trust, to the extent that these certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(B) of the
Internal Revenue Code.

     The related tax administrator will determine the percentage of the REMIC's assets that constitute assets described in the above-referenced sections of the
Internal Revenue Code with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during that calendar quarter. The related tax administrator will report those determinations to certificateholders in the manner and at the times required by applicable
Treasury regulations.

     The assets of the REMIC will include, in addition to mortgage loans--

     o    collections on mortgage loans held pending payment on the related offered certificates, and

     o    any property acquired by foreclosure held pending sale, and may include amounts in reserve accounts.

     It is unclear whether property acquired by foreclosure held pending sale, and amounts in reserve accounts, would be considered to be part of the mortgage loans, or whether these assets otherwise would receive the same treatment as the mortgage loans for purposes of the above-referenced sections of the Internal
Revenue Code. In addition, in some instances, the mortgage loans may not be treated entirely as assets described in those sections of the Internal Revenue
Code. If so, we will describe in the related prospectus supplement those mortgage loans that are characterized differently. The Treasury regulations do provide, however, that cash received from collections on mortgage loans held pending payment is considered part of the mortgage loans for purposes of Section
856(c)(5)(B) of the Internal Revenue Code, relating to real estate investment trusts.

     To the extent a REMIC certificate represents ownership of an interest in a mortgage loan that is secured in part by the related borrower's interest in a bank account, that mortgage loan is not secured solely by real estate.
Accordingly:

     o    a portion of that certificate may not represent ownership of "loans secured by an interest in real property" or other assets described in
          Section 7701(a)(19)(C) of the Internal Revenue Code;

     o    a portion of that certificate may not represent ownership of "real estate assets" under Section 856(c)(5)(B) of the Internal Revenue
          Code; and

     o    the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Internal Revenue Code.

                                     -110-

     Tiered REMIC Structures. For certain series of REMIC certificates, the related tax administrator may make two or more REMIC elections as to the related trust for federal income tax purposes. As to each of these series of REMIC certificates, our counsel will opine that each portion of the related trust as to which a REMIC election is to be made will qualify as a REMIC. Each of these series will be treated as interests in one REMIC solely for purposes of determining:

     o    whether the related REMIC certificates will be "real estate assets"
          within the meaning of Section 856(c)(5)(B) of the Internal Revenue
          Code,

     o    whether the related REMIC certificates will be "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the
          Internal Revenue Code, and

     o    whether the interest/income on the related REMIC certificates is interest described in Section 856(c)(3)(B) of the Internal Revenue
          Code.

     Taxation of Owners of REMIC Regular Certificates.

     General. Except as otherwise stated in this discussion, the Internal
Revenue Code treats REMIC regular certificates as debt instruments issued by the
REMIC and not as ownership interests in the REMIC or its assets. Holders of
REMIC regular certificates that otherwise report income under the cash method of accounting must nevertheless report income with respect to REMIC regular certificates under the accrual method.

     Original Issue Discount. Some REMIC regular certificates may be issued with original issue discount within the meaning of Section 1273(a) of the Internal
Revenue Code. Any holders of REMIC regular certificates issued with original issue discount generally will have to include original issue discount in income as it accrues, in accordance with a constant yield method described below, prior to the receipt of the cash attributable to that income. The Treasury Department has issued regulations under Sections 1271 to 1275 of the Internal Revenue Code generally addressing the treatment of debt instruments issued with original issue discount. Section 1272(a)(6) of the Internal Revenue Code provides special rules applicable to the accrual of original issue discount on, among other things, REMIC regular certificates. The Treasury Department has not issued regulations under that section. You should be aware, however, that Section
1272(a)(6) and the regulations under Sections 1271 to 1275 of the Internal
Revenue Code do not adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your offered certificates.

     The Internal Revenue Code requires, in computing the accrual of original issue discount on REMIC regular certificates, that a reasonable assumption be used concerning the rate at which borrowers will prepay the mortgage loans held by the related REMIC. Further, adjustments must be made in the accrual of that original issue discount to reflect differences between the prepayment rate actually experienced and the assumed prepayment rate. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations that the
Treasury Department has not yet issued. The Committee Report indicates that the regulations should provide that the prepayment assumption used with respect to a
REMIC regular certificate is determined once, at initial issuance, and must be the same as that used in pricing. The prepayment assumption used in reporting original issue discount for each series of REMIC regular certificates will be consistent with this standard and will be disclosed in the related prospectus supplement. However, neither we nor any other person will make any representation that the mortgage loans underlying any series of REMIC regular certificates will in fact prepay at a rate conforming to the prepayment assumption or at any other rate or that the IRS will not challenge on audit the prepayment assumption used.

     The original issue discount, if any, on a REMIC regular certificate will be the excess of its stated redemption price at maturity over its issue price.

                                     -111-

     The issue price of a particular class of REMIC regular certificates will be the first cash price at which a substantial amount of those certificates are sold, excluding sales to bond houses, brokers and underwriters. If less than a substantial amount of a particular class of REMIC regular certificates is sold for cash on or prior to the related date of initial issuance of those certificates, the issue price for that class will be the fair market value of that class on the date of initial issuance.

     Under the Treasury regulations, the stated redemption price of a REMIC regular certificate is equal to the total of all payments to be made on that certificate other than qualified stated interest. Qualified stated interest is interest that is unconditionally payable at least annually, during the entire term of the instrument, at:

     o    a single fixed rate,

     o    a "qualified floating rate,"

     o    an "objective rate,"

     o    a combination of a single fixed rate and one or more "qualified floating rates,"

     o    a combination of a single fixed rate and one "qualified inverse floating rate," or

     o    a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on the REMIC regular certificate.

     In the case of REMIC regular certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion of that discount will vary according to the characteristics of those certificates. If the original issue discount rules apply to those certificates, we will describe in the related prospectus supplement the manner in which those rules will be applied with respect to those certificates in preparing information returns to the certificateholders and the
IRS.

     Some classes of REMIC regular certificates may provide that the first interest payment with respect to those certificates be made more than one month after the date of initial issuance, a period that is longer than the subsequent monthly intervals between interest payments. Assuming the accrual period for original issue discount is the monthly period that ends on each payment date, then, as a result of this long first accrual period, some or all interest payments may be required to be included in the stated redemption price of the
REMIC regular certificate and accounted for as original issue discount. Because interest on REMIC regular certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC regular certificates.

     In addition, if the accrued interest to be paid on the first payment date is computed with respect to a period that begins prior to the date of initial issuance, a portion of the purchase price paid for a REMIC regular certificate will reflect that accrued interest. In those cases, information returns provided to the certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued prior to the date of initial issuance is treated as part of the overall cost of the REMIC regular certificate. Therefore, the portion of the interest paid on the first payment date in excess of interest accrued from the date of initial issuance to the first payment date is included in the stated redemption price of the REMIC regular certificate. However, the Treasury regulations state that all or some portion of this accrued interest may be treated as a separate asset, the cost of which is recovered entirely out of interest paid on the first payment date. It is unclear how an election to do so would be made under these regulations and whether this election could be made unilaterally by a certificateholder.

                                     -112-

     Notwithstanding the general definition of original issue discount, original issue discount on a REMIC regular certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of a REMIC regular certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of the certificate, by multiplying:

     o    the number of complete years, rounding down for partial years, from the date of initial issuance, until that payment is expected to be made, presumably taking into account the prepayment assumption, by

     o    a fraction--

          1.   the numerator of which is the amount of the payment, and

          2.   the denominator of which is the stated redemption price at maturity of the certificate.

     Under the Treasury regulations, original issue discount of only a de minimis amount, other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday, will be included in income as each payment of stated principal is made, based on the product of:

     o    the total amount of the de minimis original issue discount, and

     o    a fraction--

          1.   the numerator of which is the amount of the principal payment,
               and

          2.   the denominator of which is the outstanding stated principal amount of the subject REMIC regular certificate.

     The Treasury regulations also would permit you to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market
Discount" below for a description of that election under the applicable Treasury regulations.

     If original issue discount on a REMIC regular certificate is in excess of a de minimis amount, the holder of the certificate must include in ordinary gross income the sum of the daily portions of original issue discount for each day during its taxable year on which it held the certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a
REMIC regular certificate, the daily portions of original issue discount will be determined as described below in this "--Original Issue Discount" subsection.

     As to each accrual period, the related tax administrator will calculate the original issue discount that accrued during that accrual period. For these purposes, an accrual period is, unless we otherwise state in the related prospectus supplement, the period that begins on a date that corresponds to a payment date, or in the case of the first accrual period, begins on the date of initial issuance, and ends on the day preceding the next following payment date.
The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of:

     o    the sum of:

          1.   the present value, as of the end of the accrual period, of all of the payments remaining to be made on the subject REMIC regular certificate, if any, in future periods, presumably taking into account the prepayment assumption, and

                                     -113-

          2.   the payments made on that certificate during the accrual period of amounts included in the stated redemption price, over

     o    the adjusted issue price of the subject REMIC regular certificate at the beginning of the accrual period.

     The adjusted issue price of a REMIC regular certificate is:

     o    the issue price of the certificate, increased by

     o    the total amount of original issue discount previously accrued on the certificate, reduced by

     o    the amount of all prior payments of amounts included in its stated
          redemption price.

The present value of the remaining payments referred to in item 1. of the second preceding sentence will be calculated:

     o    assuming that payments on the REMIC regular certificate will be received in future periods based on the related mortgage loans being prepaid at a rate equal to the prepayment assumption;

     o    using a discount rate equal to the original yield to maturity of the certificate, based on its issue price and the assumption that the related mortgage loans will be prepaid at a rate equal to the prepayment assumption; and

     o    taking into account events, including actual prepayments, that have occurred before the close of the accrual period.

     The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

     A subsequent purchaser of a REMIC regular certificate that purchases the certificate at a cost, excluding any portion of that cost attributable to accrued qualified stated interest, that is less than its remaining stated
redemption price, will also be required to include in gross income the daily portions of any original issue discount with respect to the certificate.
However, the daily portion will be reduced, if the cost is in excess of its adjusted issue price, in proportion to the ratio that the excess bears to the total original issue discount remaining to be accrued on the certificate. The adjusted issue price of a REMIC regular certificate, as of any date of determination, equals the sum of:

     o    the adjusted issue price or, in the case of the first accrual period, the issue price, of the certificate at the beginning of the accrual period which includes that date of determination, and

     o    the daily portions of original issue discount for all days during that accrual period prior to that date of determination.

     If the foregoing method for computing original issue discount results in a negative amount of original issue discount as to any accrual period with respect to a REMIC regular certificate held by you, the amount of original issue discount accrued for that accrual period will be zero. You may not deduct the negative amount currently. Instead, you will only be permitted to offset the negative amount against future positive original issue discount, if any, attributable to the certificate. Although not free from doubt, it is possible that you may be permitted to recognize a loss to the extent your basis in the certificate exceeds the maximum amount of payments

                                     -114-

that you could ever receive with respect to the certificate. However, the loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to certificates that have no, or a disproportionately small, amount of principal because they can have negative yields if the mortgage loans held by the related REMIC prepay more quickly than anticipated. See "RISK FACTORS--The Investment Performance of Your Offered
Certificate Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable."

     The Treasury regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that you may be able to select a method for recognizing original issue discount that differs from that used by the trust in preparing reports to you and the IRS. Prospective purchasers of the REMIC regular certificates should consult their tax advisors concerning the tax treatment of these certificates in this regard.

     The Treasury Department proposed regulations on August 24, 2004 concerning the accrual of interest income by the holders of REMIC regular interests. The proposed regulations would create a special rule for accruing original issue discount on REMIC regular certificates that provide for a delay between record and payment dates, such that the period over which original issue discount accrues coincides with the period over which the certificate holder's right to interest payment accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, certificate holders would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date. The proposed regulations are limited to REMIC regular certificates with delayed payment periods of fewer than 32 days. The proposed regulations are proposed to apply to any REMIC regular certificate issued after the date the final regulations are published in the Federal Register. The proposed regulations provide automatic consent for the holder of a REMIC regular certificate to change its method of accounting for original issue discount under the final regulations. The change is proposed to be made on a cut-off basis and, thus, does not affect REMIC regular interests certificates before the date the final regulations are published in the Federal
Register.

     The Treasury Department issued a notice of proposed rulemaking on the timing of income and deductions attributable to interest-only regular interests in a REMIC on August 24, 2004. In this notice, the Treasury Department and the
IRS requested comments on whether to adopt special rules for taxing regular interests in a REMIC that are entitled only to a specified portion of the interest in respect of one or more mortgage loans held by the REMIC, high-yield
REMIC regular interests, and apparent negative-yield instruments. The Treasury
Department and the IRS also requested comments on different methods for taxing the foregoing instruments, including the possible recognition of negative amounts of original issue discount, the formulation of special guidelines for the application of Internal Revenue Code Section 166 to REMIC IOs and similar instruments, and the adoption of a new alternative method applicable to REMIC
IOs and similar instruments. It is uncertain whether IRS actually will propose any regulations as a consequence of the solicitation of comments and when any resulting new rules would be effective.

     Market Discount. You will be considered to have purchased a REMIC regular certificate at a market discount if

     o    in the case of a certificate issued without original issue discount, you purchased the certificate at a price less than its remaining stated principal amount, or

     o    in the case of a certificate issued with original issue discount, you purchased the certificate at a price less than its adjusted issue price.

     If you purchase a REMIC regular certificate with more than a de minimis amount of market discount, you will recognize gain upon receipt of each payment representing stated redemption price. Under Section 1276 of

                                     -115-

the Internal Revenue Code, you generally will be required to allocate the portion of each payment representing some or all of the stated redemption price first to accrued market discount not previously included in income. You must recognize ordinary income to that extent. You may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, this election will apply to all market discount bonds acquired by you on or after the first day of the first taxable year to which this election applies.

     The Treasury regulations also permit you to elect to accrue all interest and discount, including de minimis market or original issue discount, in income as interest, and to amortize premium, based on a constant yield method. Your making this election with respect to a REMIC regular certificate with market discount would be deemed to be an election to include currently market discount in income with respect to all other debt instruments with market discount that you acquire during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, your making this election as to a certificate acquired at a premium would be deemed to be an election to amortize bond premium, with respect to all debt instruments having amortizable bond premium that you own or acquire. See "--REMICs --Taxation of Owners of REMIC
Regular Certificates--Premium" below.

     Each of the elections described above to accrue interest and discount, and to amortize premium, with respect to a certificate on a constant yield method or as interest would be irrevocable except with the approval of the IRS.

     However, market discount with respect to a REMIC regular certificate will be considered to be de minimis for purposes of Section 1276 of the Internal
Revenue Code if the market discount is less than 0.25% of the remaining stated
redemption price of the certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the Treasury regulations refer to the weighted average maturity of obligations. It is likely that the same rule will be applied with respect to market discount, presumably taking into account the prepayment assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above. This treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

     Section 1276(b)(3) of the Internal Revenue Code specifically authorizes the
Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, the relevant rules described in the Committee Report apply. The Committee Report indicates that in each accrual period, you may accrue market discount on a REMIC regular certificate held by you, at your option:

     o    on the basis of a constant yield method,

     o    in the case of a certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the certificate as of the beginning of the accrual period, or

     o    in the case of a certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total amount of original issue discount remaining on the certificate at the beginning of the accrual period.

                                     -116-

     The prepayment assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount.

     To the extent that REMIC regular certificates provide for monthly or other periodic payments throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which the discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC regular certificate generally will be required to treat a portion of any gain on the sale or exchange of the certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     Further, Section 1277 of the Internal Revenue Code may require you to defer a portion of your interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC regular certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any deferred interest expense would not exceed the market discount that accrues during the related taxable year and is, in general, allowed as a deduction not later than the year in which the related market discount is includible in income. If you have elected, however, to include market discount in income currently as it accrues, the interest deferral rule described above would not apply.

     Premium. A REMIC regular certificate purchased at a cost, excluding any portion of the cost attributable to accrued qualified stated interest, that is greater than its remaining stated redemption price will be considered to be purchased at a premium. You may elect under Section 171 of the Internal Revenue
Code to amortize the premium over the life of the certificate as an offset against qualified stated interest. If made, this election will apply to all debt instruments having amortizable bond premium that you own or subsequently acquire. The IRS has issued regulations on the amortization of bond premium, but they specifically do not apply to holders of REMIC regular certificates.

     The Treasury regulations also permit you to elect to include all interest, discount and premium in income based on a constant yield method, further treating you as having made the election to amortize premium generally. See
"--Taxation of Owners of REMIC Regular Certificates--Market Discount" above. The
Committee Report states that the same rules that apply to accrual of market discount and require the use of a prepayment assumption in accruing market discount with respect to REMIC regular certificates without regard to whether those certificates have original issue discount, will also apply in amortizing bond premium under Section 171 of the Internal Revenue Code.

     Whether you will be treated as holding a REMIC regular certificate with amortizable bond premium will depend on

     o    the purchase price paid for your offered certificate, and

     o    the payments remaining to be made on your offered certificate at the time of its acquisition by you.

     If you acquire an interest in any class of REMIC regular certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium.

         Realized Losses. Under Section 166 of the Internal Revenue Code, if you
are either a corporate holder of a REMIC regular certificate or a noncorporate holder of a REMIC regular certificate that acquires the certificate in connection with a trade or business, you should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which your offered certificate becomes wholly or partially worthless as the result of one

                                     -117-

or more realized losses on the related mortgage loans. However, if you are a noncorporate holder that does not acquire a REMIC regular certificate in connection with a trade or business, it appears that--

     o    you will not be entitled to deduct a loss under Section 166 of the
          Internal Revenue Code until your offered certificate becomes wholly worthless, which is when its principal balance has been reduced to zero, and

     o    the loss will be characterized as a short-term capital loss.

     You will also have to accrue interest and original issue discount with respect to your REMIC regular certificate, without giving effect to any reductions in payments attributable to defaults or delinquencies on the related mortgage loans, until it can be established that those payment reductions are not recoverable. As a result, your taxable income in a period could exceed your economic income in that period. If any of those amounts previously included in taxable income are not ultimately received due to a loss on the related mortgage loans, you should be able to recognize a loss or reduction in income. However, the law is unclear with respect to the timing and character of this loss or reduction in income.

     Taxation of Owners of REMIC Residual Certificates.

     General. Although a REMIC is a separate entity for federal income tax purposes, the Internal Revenue Code does not subject a REMIC to entity-level taxation, except with regard to prohibited transactions and the other transactions described under "--REMICs--Prohibited Transactions Tax and Other
Taxes" below. Rather, a holder of REMIC residual certificates must generally include in income the taxable income or net loss of the related REMIC.
Accordingly, the Internal Revenue Code treats the REMIC residual certificates much differently than it would if they were direct ownership interests in the related mortgage loans or as debt instruments issued by the related REMIC.

     Holders of REMIC residual certificates generally will be required to report their daily portion of the taxable income or, subject to the limitations noted
in this discussion, the net loss of the related REMIC for each day during a calendar quarter that they own those certificates. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless we otherwise disclose in the related prospectus supplement. These daily amounts then will be allocated among the holders of the
REMIC residual certificates in proportion to their respective ownership interests on that day. Any amount included in the residual certificateholders'
gross income or allowed as a loss to them by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--REMICs--Taxation of Owners of
REMIC Residual Certificates--Taxable Income of the REMIC." Holders of REMIC
residual certificates must report the taxable income of the related REMIC without regard to the timing or amount of cash payments by the REMIC until the
REMIC's termination. Income derived from the REMIC residual certificates will be
"portfolio income" for the purposes of the limitations under Section 469 of the
Internal Revenue Code on the deductibility of "passive losses."

     A holder of a REMIC residual certificate that purchased the certificate from a prior holder also will be required to report on its federal income tax return amounts representing its daily share of the taxable income, or net loss, of the related REMIC for each day that it holds the REMIC residual certificate.
These daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that modifications of the general rules may be made, by regulations, legislation or otherwise to reduce, or increase, the income of a holder of a REMIC residual certificate. These modifications would occur when a holder purchases the REMIC residual certificate from a prior holder at a price other than the adjusted basis that the REMIC residual certificate would have had in the hands of an original holder of that certificate. The Treasury regulations, however, do not provide for these modifications.

                                     -118-

     Any payments that you receive from the seller of a REMIC residual certificate in connection with the acquisition of that certificate will be income to you.

     The Treasury Department has issued final regulations, effective May 11,
2004, which address the federal income tax treatment of "inducement fees"
received by transferees of noneconomic REMIC residual interests. The final regulations require inducement fees to be included in income over a period reasonably related to the period in which the related REMIC residual interest is expected to generate taxable income or net loss to its holder. The final regulations provide two safe harbor methods which permit transferees to include inducement fees in income, either (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the prepayment assumption. If the holder of a REMIC residual interest sells or otherwise disposes of the residual certificate, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. The final regulations also provide that an inducement fee shall be treated as income from sources within the United States.
In addition, the IRS has issued administrative guidance addressing the procedures by which transferees of noneconomic REMIC residual interests may obtain automatic consent from the IRS to change the method of accounting for
REMIC inducement fee income to one of the safe harbor methods provided in these final regulations (including a change from one safe harbor method to the other safe harbor method). Prospective purchasers of the REMIC residual certificates should consult with their tax advisors regarding the effect of these final regulations and the related guidance regarding the procedures for obtaining automatic consent to change the method of accounting.

     Tax liability with respect to the amount of income that holders of REMIC residual certificates will be required to report, will often exceed the amount of cash payments received from the related REMIC for the corresponding period.
Consequently, you should have--

     o    other sources of funds sufficient to pay any federal income taxes due as a result of your ownership of REMIC residual certificates, or

     o    unrelated deductions against which income may be offset.

See, however, the rules discussed below relating to:

     o    excess inclusions,

     o    residual interests without significant value, and

     o    noneconomic residual interests.

     The fact that the tax liability associated with this income allocated to you may exceed the cash payments received by you for the corresponding period may significantly and adversely affect their after-tax rate of return. This disparity between income and payments may not be offset by corresponding losses or reductions of income attributable to your REMIC residual certificates until subsequent tax years. Even then, the extra income may not be completely offset due to changes in the Internal Revenue Code, tax rates or character of the income or loss. Therefore, REMIC residual certificates will ordinarily have a negative value at the time of issuance. See "RISK FACTORS--Residual Interests in a Real Estate Mortgage Investment Conduit Have Adverse Tax Consequences."

                                     -119-

     Taxable Income of the REMIC. The taxable income of a REMIC will equal:

     o    the income from the mortgage loans and other assets of the REMIC; plus

     o    any cancellation of indebtedness income due to the allocation of realized losses to those REMIC certificates constituting regular interests in the REMIC; less the following items--

          1.   the deductions allowed to the REMIC for interest, including original issue discount but reduced by any premium on issuance, on any class of REMIC certificates constituting regular interests in the REMIC, whether offered or not,

          2.   amortization of any premium on the mortgage loans held by the
               REMIC,

          3.   bad debt losses with respect to the mortgage loans held by the
               REMIC, and

          4.   except as described below in this "--Taxable Income of the REMIC"
               subsection, servicing, administrative and other expenses.

     For purposes of determining its taxable income, a REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC certificates, or in the case of REMIC certificates not sold initially, their fair market values. The aggregate basis will be allocated among the mortgage loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC certificates offered hereby will be determined in the manner described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount." The issue price of a REMIC certificate received in exchange for an interest in mortgage loans or other property will equal the fair market value of the interests in the mortgage loans or other property. Accordingly, if one or more classes of REMIC certificates are retained initially rather than sold, the related tax administrator may be required to estimate the fair market value of these interests in order to determine the basis of the REMIC in the mortgage loans and other property held by the REMIC.

     Subject to possible application of the de minimis rules, the method of accrual by a REMIC of original issue discount income and market discount income with respect to mortgage loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC regular certificates. That method is a constant yield method taking into account the prepayment assumption. However, a REMIC that acquires loans at a market discount must include that market discount in income currently, as it accrues, on a constant yield basis. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates" above, which describes a method for accruing the discount income that is analogous to that required to be used by a REMIC as to mortgage loans with market discount that it holds.

     A REMIC will acquire a mortgage loan with discount, or premium, to the extent that the REMIC's basis, determined as described in the preceding paragraph, is different from its stated redemption price. Discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to that income, under a method similar to the method described above for accruing original issue discount on the REMIC regular certificates. A REMIC probably will elect under Section 171 of the Internal
Revenue Code to amortize any premium on the mortgage loans that it holds.
Premium on any mortgage loan to which this election applies may be amortized under a constant yield method, presumably taking into account the prepayment assumption.

     A REMIC will be allowed deductions for interest, including original issue discount, on all of the certificates that constitute regular interests in the
REMIC, whether or not offered hereby, as if those certificates were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as

                                     -120-

described above under "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount." However, the de minimis rule described in that section will not apply in determining deductions.

     If a class of REMIC regular certificates is issued at a price in excess of the stated redemption price of that class, the net amount of interest deductions that are allowed to the REMIC in each taxable year with respect to those certificates will be reduced by an amount equal to the portion of that excess that is considered to be amortized in that year. It appears that this excess should be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount."

     As a general rule, the taxable income of a REMIC will be determined as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account.
See "--REMICs--Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by
Section 67 of the Internal Revenue Code will not be applied at the REMIC level so that the REMIC will be allowed full deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All those expenses will be allocated as a separate item to the holders of the related
REMIC certificates, subject to the limitation of Section 67 of the Internal
Revenue Code. See "--REMICs--Taxation of Owners of REMIC Residual
Certificates--Possible Pass-Through of Miscellaneous Itemized Deductions" below.
If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, the excess will be the net loss for the REMIC for that calendar quarter.

     Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC residual certificate will be equal to:

     o    the amount paid for that REMIC residual certificate,

     o    increased by amounts included in the income of the holder of that
          REMIC residual certificate, and

     o    decreased, but not below zero, by payments made, and by net losses allocated, to the holder of that REMIC residual certificate.

     A holder of a REMIC residual certificate is not allowed to take into account any net loss for any calendar quarter to the extent that the net loss exceeds the adjusted basis to that holder as of the close of that calendar quarter, determined without regard to that net loss. Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual certificate.

     Any distribution on a REMIC residual certificate will be treated as a nontaxable return of capital to the extent it does not exceed the holder's adjusted basis in the REMIC residual certificate. To the extent a distribution on a REMIC residual certificate exceeds the holder's adjusted basis, it will be treated as gain from the sale of that REMIC residual certificate.

     A holder's basis in a REMIC residual certificate will initially equal the amount paid for the certificate and will be increased by that holder's allocable share of taxable income of the related REMIC. However, these increases in basis may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which the related REMIC's taxable income is allocated to that holder. To the extent the initial basis of the holder of a
REMIC residual certificate is less than the distributions to that holder, and increases in the initial basis either occur after these distributions or, together with the initial basis, are less than the amount of these payments, gain will be recognized to that holder on these distributions. This gain will be treated as gain from the sale of its REMIC residual certificate.

                                     -121-

     The effect of these rules is that a holder of a REMIC residual certificate may not amortize its basis in a REMIC residual certificate, but may only recover its basis:

     o    through distributions,

     o    through the deduction of any net losses of the REMIC, or

     o    upon the sale of its REMIC residual certificate.

See "--REMICs--Sales of REMIC Certificates" below.

     For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC residual certificate other than an original holder see "--REMICs--Taxation of Owners of REMIC Residual
Certificates--General" above. These adjustments could require a holder of a
REMIC residual certificate to account for any difference between the cost of the certificate to the holder and the adjusted basis of the certificate would have been in the hands of an original holder.

     Excess Inclusions. Any excess inclusions with respect to a REMIC residual certificate will be subject to federal income tax in all events. In general, the excess inclusions with respect to a REMIC residual certificate for any calendar quarter will be the excess, if any, of:

     o    the daily portions of REMIC taxable income allocable to that certificate, over

     o    the sum of the daily accruals for each day during the quarter that the certificate was held by that holder.

     The daily accruals of a holder of a REMIC residual certificate will be determined by allocating to each day during a calendar quarter its ratable portion of a numerical calculation. That calculation is the product of the adjusted issue price of the REMIC residual certificate at the beginning of the calendar quarter and 120% of the long-term Federal rate in effect on the date of initial issuance. For this purpose, the adjusted issue price of a REMIC residual certificate as of the beginning of any calendar quarter will be equal to:

     o    the issue price of the certificate, increased by

     o    the sum of the daily accruals for all prior quarters, and decreased, but not below zero, by

     o    any payments made with respect to the certificate before the beginning of that quarter.

     The issue price of a REMIC residual certificate is the initial offering price to the public at which a substantial amount of the REMIC residual certificates were sold, but excluding sales to bond houses, brokers and underwriters or, if no sales have been made, their initial value. The long-term
Federal rate is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the
IRS.

     Although it has not done so, the Treasury Department has authority to issue regulations that would treat the entire amount of income accruing on a REMIC residual certificate as excess inclusions if the REMIC residual interest evidenced by that certificate is considered not to have significant value.

     For holders of REMIC residual certificates, excess inclusions:

     o    will not be permitted to be offset by deductions, losses or loss carryovers from other activities,

                                     -122-

     o    will be treated as unrelated business taxable income to an otherwise tax-exempt organization, and

     o    will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on payments to holders of REMIC residual certificates that are foreign investors.

See, however, "--REMICs--Foreign Investors in REMIC Certificates" below.

     Furthermore, for purposes of the alternative minimum tax:

     o    excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction, and

     o    alternative minimum taxable income may not be less than the taxpayer's excess inclusions.

     This last rule has the effect of preventing non-refundable tax credits from reducing the taxpayer's income tax to an amount lower than the alternative minimum tax on excess inclusions.

     In the case of any REMIC residual certificates held by a real estate investment trust, or REIT, the total excess inclusions with respect to these
REMIC residual certificates will be allocated among the shareholders of the REIT in proportion to the dividends received by the shareholders from the REIT. Any amount so allocated will be treated as an excess inclusion with respect to a
REMIC residual certificate as if held directly by the shareholder. The total excess inclusions referred to in the previous sentence will be reduced, but not below zero, by any REIT taxable income, within the meaning of Section 857(b)(2)
of the Internal Revenue Code, other than any net capital gain. Treasury regulations yet to be issued could apply a similar rule to:

     o    regulated investment companies,

     o    common trusts, and

     o    some cooperatives.

The Treasury regulations, however, currently do not address this subject.

     Noneconomic REMIC Residual Certificates. Under the Treasury regulations, transfers of noneconomic REMIC residual certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If a transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on the noneconomic REMIC residual certificate. The Treasury regulations provide that a REMIC residual certificate is noneconomic unless, based on the prepayment assumption and on any required or permitted clean up calls, or required liquidation provided for in the related
Governing Document:

     o    the present value of the expected future payments on the REMIC residual certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and

     o    the transferor reasonably expects that the transferee will receive payments with respect to the REMIC residual certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

                                     -123-

     The present value calculation referred to above is calculated using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the
REMIC residual certificate. This rate is computed and published monthly by the
IRS.

     Accordingly, all transfers of REMIC residual certificates that may constitute noneconomic residual interests will be subject to restrictions under the terms of the related Governing Document that are intended to reduce the possibility of any transfer being disregarded. These restrictions will require an affidavit:

     o    from each party to the transfer, stating that no purpose of the transfer is to impede the assessment or collection of tax,

     o    from the prospective transferee, providing representations as to its financial condition and that it understands that, as the holder of a non-economic REMIC residual certificate, it may incur tax liabilities in excess of any cash flows generated by the REMIC residual certificate and that such transferee intends to pay its taxes associated with holding such REMIC residual certificate as they become due, and

     o    from the prospective transferor, stating that it has made a reasonable investigation to determine the transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future.

     Final Treasury regulations issued on July 18, 2002 (the "Safe Harbor
Regulations"), provide that transfers of noneconomic residual interests must meet two additional requirements to qualify for the safe harbor: (i) the transferee must represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty, hereafter a
"foreign branch") of the transferee or another U.S. taxpayer, and (ii) the transfer must satisfy either an "asset test" or a "formula test" provided under the REMIC Regulations. A transfer to an "eligible corporation," generally a domestic corporation, will satisfy the asset test if: at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the transferee's fiscal year of transfer, the transferee's gross and net assets for financial reporting purposes exceed $100 million and $10 million, respectively, in each case, exclusive of any obligations of certain related persons, the transferee agrees in writing that any subsequent transfer of the interest will be to another eligible corporation in a transaction that satisfies the asset test, and the transferor does not know or have reason to know, that the transferee will not honor these restrictions on subsequent transfers, and a reasonable person would not conclude, based on the facts and circumstances known to the transferor on or before the date of the transfer (specifically including the amount of consideration paid in connection with the transfer of the noneconomic residual interest) that the taxes associated with the residual interest will not be paid. In addition, the direct or indirect transfer of the residual interest to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the asset test. The "formula test" makes the safe harbor unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest did not exceed the sum of:

     o    the present value of any consideration given to the transferee to acquire the interest,

     o    the present value of the expected future distributions on the interest, and

     o    the present value (computed using a discount rate equal to the applicable Federal short-term rate) of the anticipated tax savings associated with the holding of the interest as the REMIC generates losses.

     If the transferee has been subject to the alternative minimum tax in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, then it may use the

                                     -124-

alternative minimum tax rate in lieu of the corporate tax rate. In addition, the direct or indirect transfer of the residual interest to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the formula test.

     The Governing Document will require that all transferees of residual certificates furnish an affidavit as to the applicability of one of the safe harbors of the Safe Harbor Regulations, unless the transferor has waived the requirement that the transferee do so.

     Prospective investors should consult their own tax advisors as to the applicability and effect of these alternative safe harbor tests.

     Prior to purchasing a REMIC residual certificate, prospective purchasers should consider the possibility that a purported transfer of a REMIC residual certificate to another party at some future date may be disregarded in accordance with the above-described rules. This would result in the retention of tax liability by the transferor with respect to that purported transfer.

     We will disclose in the related prospectus supplement whether the offered
REMIC residual certificates may be considered noneconomic residual interests under the Treasury regulations. However, we will base any disclosure that a
REMIC residual certificate will not be considered noneconomic upon various assumptions. Further, we will make no representation that a REMIC residual certificate will not be considered noneconomic for purposes of the above-described rules.

     See "--REMICs--Foreign Investors in REMIC Certificates" below for additional restrictions applicable to transfers of REMIC residual certificates to foreign persons.

     Mark-to-Market Rules. Regulations under Section 475 of the Internal Revenue
Code require that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. These regulations provide that for purposes of this mark-to-market requirement, a REMIC residual certificate is not treated as a security for purposes of Section 475 of the Internal Revenue Code. Thus, a
REMIC residual certificate is not subject to the mark-to-market rules. We recommend that prospective purchasers of a REMIC residual certificate consult their tax advisors regarding these regulations.

     Transfers of REMIC Residual Certificates to Investors That Are Foreign
Persons. Unless we otherwise state in the related prospectus supplement, transfers of REMIC residual certificates to investors that are foreign persons under the Internal Revenue Code will be prohibited under the related Governing
Documents.

     Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a
REMIC generally will be allocated to the holders of the related REMIC residual certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of these fees and expenses should be allocated to the holders of the related REMIC regular certificates. Unless we state otherwise in the related prospectus supplement, however, these fees and expenses will be allocated to holders of the related REMIC residual certificates in their entirety and not to the holders of the related REMIC regular certificates.

     If the holder of a REMIC certificate receives an allocation of fees and expenses in accordance with the preceding discussion, and if that holder is:

     o    an individual,

     o    an estate or trust, or

                                     -125-

     o    a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts,

     then--

     o    an amount equal to this individual's, estate's or trust's share of these fees and expenses will be added to the gross income of this holder, and

     o    the individual's, estate's or trust's share of these fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Internal Revenue Code, which permits the deduction of these fees and expenses only to the extent they exceed, in total, 2% of a taxpayer's adjusted gross income.

     In addition, Section 68 of the Internal Revenue Code currently provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced (such reduction is scheduled to be phased out between 2006 and 2010) by the lesser of:

     o    3% of the excess, if any, of such taxpayer's adjusted gross income, or

     o    80% of the amount of itemized deductions otherwise allowable for such tax year.

     Furthermore, in determining the alternative minimum taxable income of a holder of a REMIC certificate that is--

     o    an individual,

     o    an estate or trust, or

     o    a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts,

no deduction will be allowed for the holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of these fees and other deductions will be included in the holder's gross income.

     The amount of additional taxable income reportable by holders of REMIC certificates that are subject to the limitations of either Section 67 or Section
68 of the Internal Revenue Code, or the complete disallowance of the related expenses for alternative minimum tax purposes, may be substantial.

     Accordingly, REMIC certificates to which these expenses are allocated will generally not be appropriate investments for:

     o    an individual,

     o    an estate or trust, or

     o    a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts.

     We recommend that those prospective investors consult with their tax advisors prior to making an investment in a REMIC certificate to which these expenses are allocated.

                                     -126-

     Sales of REMIC Certificates. If a REMIC certificate is sold, the selling certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC certificate.
The adjusted basis of a REMIC regular certificate generally will equal:

     o    the cost of the certificate to that certificateholder, increased by

     o    income reported by that certificateholder with respect to the certificate, including original issue discount and market discount income, and reduced, but not below zero, by

     o    payments on the certificate received by that certificateholder, amortized premium and realized losses allocated to the certificate and previously deducted by the certificateholder.

     The adjusted basis of a REMIC residual certificate will be determined as described above under "--REMICs--Taxation of Owners of REMIC Residual
Certificates--Basis Rules, Net Losses and Distributions." Except as described below in this "--Sales of REMIC Certificates" subsection, any gain or loss from your sale of a REMIC certificate will be capital gain or loss, provided that you hold the certificate as a capital asset within the meaning of Section 1221 of the Internal Revenue Code, which is generally property held for investment.

     In addition to the recognition of gain or loss on actual sales, the
Internal Revenue Code requires the recognition of gain, but not loss, upon the constructive sale of an appreciated financial position. A constructive sale of an appreciated financial position occurs if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

     o    entitle the holder to a specified principal amount,

     o    pay interest at a fixed or variable rate, and

     o    are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Because most
REMIC regular certificates meet this exception, Section 1259 will not apply to most REMIC regular certificates. However, REMIC regular certificates that have no, or a disproportionately small, amount of principal, can be the subject of a constructive sale.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the taxable year. A taxpayer would do so because of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     As of the date of this prospectus, the Internal Revenue Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income recognized or received by individuals. No similar rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss is relevant for other purposes to both individuals and corporations.

     Gain from the sale of a REMIC regular certificate that might otherwise be a capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of:

     o    the amount that would have been includible in the seller's income with respect to that REMIC regular certificate assuming that income had accrued on the certificate at a rate equal to 110% of the applicable
          Federal rate determined as of the date of purchase of the certificate, which is a rate

                                     -127-

          based on an average of current yields on Treasury securities having a maturity comparable to that of the certificate based on the application of the prepayment assumption to the certificate, over

     o    the amount of ordinary income actually includible in the seller's income prior to that sale.

     In addition, gain recognized on the sale of a REMIC regular certificate by a seller who purchased the certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of that discount that accrued during the period the certificate was held by the seller, reduced by any market discount included in income under the rules described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount"
and "--Premium."

     REMIC certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Internal Revenue Code, so that gain or loss recognized from the sale of a REMIC certificate by a bank or thrift institution to which that section of the Internal Revenue Code applies will be ordinary income or loss.

     A portion of any gain from the sale of a REMIC regular certificate that might otherwise be capital gain may be treated as ordinary income to the extent that a holder holds the certificate as part of a "conversion transaction" within the meaning of Section 1258 of the Internal Revenue Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in that transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Except as may be provided in Treasury regulations yet to be issued, a loss realized on the sale of a REMIC residual certificate will be subject to the
"wash sale" rules of Section 1091 of the Internal Revenue Code, if during the period beginning six months before, and ending six months after, the date of that sale the seller of that certificate:

     o    reacquires that same REMIC residual certificate,

     o    acquires any other residual interest in a REMIC, or

     o    acquires any similar interest in a taxable mortgage pool, as defined in Section 7701(i) of the Internal Revenue Code.

In that event, any loss realized by the holder of a REMIC residual certificate on the sale will not be recognized or deductible currently, but instead will be added to that holder's adjusted basis in the newly-acquired asset.

     Prohibited Transactions Tax and Other Taxes. The Internal Revenue Code
imposes a tax on REMICs equal to 100% of the net income derived from prohibited transactions. In general, subject to specified exceptions, a prohibited transaction includes:

     o    the disposition of a non-defaulted mortgage loan,

     o    the receipt of income from a source other than a mortgage loan or other permitted investments,

     o    the receipt of compensation for services, or

                                     -128-

     o    the gain from the disposition of an asset purchased with collections on the mortgage loans for temporary investment pending payment on the
          REMIC certificates.

     It is not anticipated that any REMIC will engage in any prohibited transactions as to which it would be subject to this tax.

     In addition, some contributions to a REMIC made after the day on which the
REMIC issues all of its interests could result in the imposition of a tax on the
REMIC equal to 100% of the value of the contributed property. The related
Governing Document will include provisions designed to prevent the acceptance of any contributions that would be subject to this tax.

     REMICs also are subject to federal income tax at the highest corporate rate on Net Income From Foreclosure Property, determined by reference to the rules applicable to REITs. The related Governing Documents may permit the special servicer to conduct activities with respect to a mortgaged property acquired by one of our trusts in a manner that causes the trust to incur this tax, if doing so would, in the reasonable discretion of the special servicer, maximize the net after-tax proceeds to certificateholders. However, under no circumstance may the special servicer allow the acquired mortgaged property to cease to be a
"permitted investment" under Section 860G(a)(5) of the Internal Revenue Code.

     Unless we state otherwise in the related prospectus supplement, and to the extent permitted by then applicable laws, any tax on prohibited transactions, particular contributions or Net Income From Foreclosure Property, and any state or local income or franchise tax, that may be imposed on the REMIC will be borne by the related trustee, tax administrator, master servicer, special servicer or manager, in any case out of its own funds, provided that--

     o    the person has sufficient assets to do so, and

     o    the tax arises out of a breach of that person's obligations under select provisions of the related Governing Document.

     Any tax not borne by one of these persons would be charged against the related trust resulting in a reduction in amounts payable to holders of the related REMIC certificates.

     Tax and Restrictions on Transfers of REMIC Residual Certificates to
Particular Organizations. If a REMIC residual certificate is transferred to a
Disqualified Organization, a tax will be imposed in an amount equal to the product of:

     o    the present value of the total anticipated excess inclusions with respect to the REMIC residual certificate for periods after the transfer, and

     o    the highest marginal federal income tax rate applicable to corporations.

     The value of the anticipated excess inclusions is discounted using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the
REMIC residual certificate.

     The anticipated excess inclusions must be determined as of the date that the REMIC residual certificate is transferred and must be based on:

     o    events that have occurred up to the time of the transfer,

                                     -129-

     o    the prepayment assumption, and

     o    any required or permitted clean up calls or required liquidation provided for in the related Governing Document.

     The tax on transfers to Disqualified Organizations generally would be imposed on the transferor of the REMIC residual certificate, except when the transfer is through an agent for a Disqualified Organization. In that case, the tax would instead be imposed on the agent. However, a transferor of a REMIC residual certificate would in no event be liable for the tax with respect to a transfer if:

     o    the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization, and

     o    as of the time of the transfer, the transferor does not have actual knowledge that the affidavit is false.

     In addition, if a Pass-Through Entity includes in income excess inclusions with respect to a REMIC residual certificate, and a Disqualified Organization is the record holder of an interest in that entity, then a tax will be imposed on that entity equal to the product of:

     o    the amount of excess inclusions on the certificate that are allocable to the interest in the Pass-Through Entity held by the Disqualified
          Organization, and

     o    the highest marginal federal income tax rate imposed on corporations.

     A Pass-Through Entity will not be subject to this tax for any period, however, if each record holder of an interest in that Pass-Through Entity furnishes to that Pass-Through Entity:

     o    the holder's social security number and a statement under penalties of perjury that the social security number is that of the record holder,
          or

     o    a statement under penalties of perjury that the record holder is not a
          Disqualified Organization.

     If an Electing Large Partnership holds a REMIC residual certificate, all interests in the Electing Large Partnership are treated as held by Disqualified
Organizations for purposes of the tax imposed on pass-through entities described in the second preceding paragraph. This tax on Electing Large Partnerships must be paid even if each record holder of an interest in that partnership provides a statement mentioned in the prior paragraph.

     In addition, a person holding an interest in a Pass-Through Entity as a nominee for another person will, with respect to that interest, be treated as a
Pass-Through Entity.

     Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that:

     o    the residual interests in the entity are not held by Disqualified
          Organizations, and

     o    the information necessary for the application of the tax described in this prospectus will be made available.

                                     -130-

     We will include in the related Governing Document restrictions on the transfer of REMIC residual certificates and other provisions that are intended to meet this requirement, and we will discuss those restrictions and provisions in any prospectus supplement relating to the offering of any REMIC residual certificate.

     Termination. A REMIC will terminate immediately after the payment date following receipt by the REMIC of the final payment with respect to the related mortgage loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last payment on a REMIC regular certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC residual certificate, if the last payment on that certificate is less than the REMIC residual certificateholder's adjusted basis in the certificate, that holder should, but may not, be treated as realizing a capital loss equal to the amount of that difference.

     Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Internal Revenue Code, a REMIC will be treated as a partnership and holders of the related REMIC residual certificates will be treated as partners. Unless we otherwise state in the related prospectus supplement, the related tax administrator will file REMIC federal income tax returns on behalf of the REMIC, and will be designated as and will act as or on behalf of the tax matters person with respect to the REMIC in all respects.

     As, or as agent for, the tax matters person, the related tax administrator, subject to applicable notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the holders of the REMIC residual certificates in connection with the administrative and judicial review of the REMIC's--

     o    income,

     o    deductions,

     o    gains,

     o    losses, and

     o    classification as a REMIC.

     Holders of REMIC residual certificates generally will be required to report these REMIC items consistently with their treatment on the related REMIC's tax return. In addition, these holders may in some circumstances be bound by a settlement agreement between the related tax administrator, as, or as agent for, the tax matters person, and the IRS concerning any REMIC item. Adjustments made to the REMIC's tax return may require these holders to make corresponding adjustments on their returns. An audit of the REMIC's tax return, or the adjustments resulting from that audit, could result in an audit of a holder's return.

     Any person that holds a REMIC residual certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of that other person, as well as other information.

     Reporting of interest income, including any original issue discount, with respect to REMIC regular certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent or made readily available through electronic means to individual holders of REMIC regular certificates and the IRS. Holders of REMIC regular certificates that are--

     o    corporations,

                                     -131-

     o    trusts,

     o    securities dealers, and

     o    various other non-individuals,

will be provided interest and original issue discount income information and the information set forth in the following paragraphs. This information will be provided upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of:

     o    30 days after the end of the quarter for which the information was requested, or

     o    two weeks after the receipt of the request.

     Reporting with respect to REMIC residual certificates, including--

     o    income,

     o    excess inclusions,

     o    investment expenses, and

     o    relevant information regarding qualification of the REMIC's assets,

will be made as required under the Treasury regulations, generally on a quarterly basis.

     As applicable, the REMIC regular certificate information reports will include a statement of the adjusted issue price of the REMIC regular certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, the regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Market Discount."

     Unless we otherwise specify in the related prospectus supplement, the responsibility for complying with the foregoing reporting rules will be borne by the related tax administrator for the subject REMIC.

     Backup Withholding with Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC certificates, may be subject to the backup withholding tax under Section 3406 of the Internal Revenue Code if recipients of these payments:

     o    fail to furnish to the payor information regarding, among other things, their taxpayer identification numbers, or

     o    otherwise fail to establish an exemption from this tax.

     Any amounts deducted and withheld from a payment to a recipient would be allowed as a credit against the recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

                                     -132-

     Foreign Investors in REMIC Certificates. Unless we otherwise disclose in the related prospectus supplement, a holder of a REMIC regular certificate that is--

     o    a foreign person, and

     o    not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of that certificate,

will normally not be subject to United States federal income or withholding tax with respect to a payment on a REMIC regular certificate. To avoid withholding or tax, that holder must comply with applicable identification requirements.
These requirements include delivery of a statement, signed by the certificateholder under penalties of perjury, certifying that the certificateholder is a foreign person and providing the name, address and any other information with respect to the certificateholder as may be required by regulations issued by the Treasury Department. Special rules apply to partnerships, estates and trusts, and in certain circumstances certifications as to foreign status and other matters may be required to be provided by partners and beneficiaries thereof.

     For these purposes, a foreign person is anyone other than a U.S. Person.

     It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC regular certificate held by a person or entity that owns directly or indirectly a 10% or greater interest in the related
REMIC residual certificates. If the holder does not qualify for exemption, payments of interest, including payments in respect of accrued original issue discount, to that holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

     It is possible, under regulations promulgated under Section 881 of the
Internal Revenue Code concerning conduit financing transactions, that the exemption from withholding taxes described above may also not be available to a holder who is a foreign person and either--

     o    owns 10% or more of one or more underlying mortgagors, or

     o    if the holder is a controlled foreign corporation, is related to one or more mortgagors in the applicable trust.

     Further, it appears that a REMIC regular certificate would not be included in the estate of a nonresident alien individual and would not be subject to
United States estate taxes. However, it is recommended that certificateholders who are nonresident alien individuals consult their tax advisors concerning this question.

     Unless we otherwise state in the related prospectus supplement, the related
Governing Document will prohibit transfers of REMIC residual certificates to investors that are:

     o    foreign persons, or

     o    U.S. Persons, if classified as a partnership under the Internal
          Revenue Code, unless all of their beneficial owners are U.S. Persons.

GRANTOR TRUSTS

     Classification of Grantor Trusts. With respect to each series of grantor trust certificates, our counsel will deliver its opinion to the effect that, assuming compliance with all provisions of the related Governing Document, the related trust, or relevant portion of that trust, will be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue
Code and not as a partnership or an association taxable as a corporation.

                                     -133-

     A grantor trust certificate may be classified as either of the following types of certificate:

     o    a grantor trust fractional interest certificate representing an undivided equitable ownership interest in the principal of the mortgage loans constituting the related grantor trust, together with interest, if any, on those loans at a pass-through rate; or

     o    a grantor trust strip certificate representing ownership of all or a portion of the difference between--

          1.   interest paid on the mortgage loans constituting the related grantor trust, minus

          2.   the sum of:

               o    normal administration fees, and

               o    interest paid to the holders of grantor trust fractional
                    interest certificates issued with respect to that grantor
                    trust

     A grantor trust strip certificate may also evidence a nominal ownership interest in the principal of the mortgage loans constituting the related grantor trust.

     Characterization of Investments in Grantor Trust Certificates.

     Grantor Trust Fractional Interest Certificates. Unless we otherwise disclose in the related prospectus supplement, any offered certificates that are grantor trust fractional interest certificates will generally represent interests in:

     o    "loans...secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Internal Revenue Code, but only to the extent that the underlying mortgage loans have been made with respect to property that is used for residential or other prescribed purposes;

     o    "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)
          of the Internal Revenue Code; and

     o    "real estate assets" within the meaning of Section 856(c)(5)(B) of the
          Internal Revenue Code.

     In addition, interest on offered certificates that are grantor trust fractional interest certificates will, to the same extent, be considered
"interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Internal
Revenue Code.

     Grantor Trust Strip Certificates. Even if grantor trust strip certificates evidence an interest in a grantor trust--

     o    consisting of mortgage loans that are "loans . . . secured by an interest in real property" within the meaning of Section
          7701(a)(19)(C)(v) of the Internal Revenue Code,

     o    consisting of mortgage loans that are "real estate assets" within the meaning of Section 856(c)(5)(B) of the Internal Revenue Code, and

                                     -134-

     o    the interest on which is "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the
          Internal Revenue Code,

it is unclear whether the grantor trust strip certificates, and the income from those certificates, will be so characterized. We recommend that prospective purchasers to which the characterization of an investment in grantor trust strip certificates is material consult their tax advisors regarding whether the grantor trust strip certificates, and the income from those certificates, will be so characterized.

     o    The grantor trust strip certificates will be "obligation[s] (including any participation or certificate of beneficial ownership therein)
          which...[are] principally secured by an interest in real property"
          within the meaning of Section 860G(a)(3)(A) of the Internal Revenue
          Code.

     Taxation of Owners of Grantor Trust Fractional Interest Certificates.

     General. Holders of a particular series of grantor trust fractional interest certificates generally:

     o    will be required to report on their federal income tax returns their shares of the entire income from the underlying mortgage loans, including amounts used to pay reasonable servicing fees and other expenses, and

     o    will be entitled to deduct their shares of any reasonable servicing fees and other expenses.

     Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a grantor trust fractional interest certificate may differ significantly from interest paid or accrued on the underlying mortgage loans.

     Section 67 of the Internal Revenue Code allows an individual, estate or trust holding a grantor trust fractional interest certificate directly or through some types of pass-through entities a deduction for any reasonable servicing fees and expenses only to the extent that the total of the holder's miscellaneous itemized deductions exceeds two percent of the holder's adjusted gross income.

     Section 68 of the Internal Revenue Code currently reduces the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount. Such reduction is scheduled to be phased out between 2006 and 2010.

     The amount of additional taxable income reportable by holders of grantor trust fractional interest certificates who are subject to the limitations of either Section 67 or Section 68 of the Internal Revenue Code may be substantial.
Further, certificateholders, other than corporations, subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining their alternative minimum taxable income.

     Although it is not entirely clear, it appears that in transactions in which multiple classes of grantor trust certificates, including grantor trust strip certificates, are issued, any fees and expenses should be allocated among those classes of grantor trust certificates. The method of this allocation should recognize that each class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, we currently expect that information returns or reports to the IRS and certificateholders will be based on a method that allocates these fees and expenses among classes of grantor trust certificates with respect to each period based on the payments made to each class during that period.

                                     -135-

     The federal income tax treatment of grantor trust fractional interest certificates of any series will depend on whether they are subject to the stripped bond rules of Section 1286 of the Internal Revenue Code. Grantor trust fractional interest certificates may be subject to those rules if:

     o    a class of grantor trust strip certificates is issued as part of the same series, or

     o    we or any of our affiliates retain, for our or its own account or for purposes of resale, a right to receive a specified portion of the interest payable on an underlying mortgage loan.

     Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgage loans that constitutes a stripped coupon. We will include in the related prospectus supplement information regarding servicing fees paid out of the assets of the related trust to:

     o    a master servicer,

     o    a special servicer,

     o    any sub-servicer, or

     o    their respective affiliates.

     With respect to certain categories of debt instruments, Section 1272(a)(6)
of the Internal Revenue Code requires the use of a reasonable prepayment assumption in accruing original issue discount, and adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption.

     Legislation enacted in 1997 extended the scope of that section to cover investments in any pool of debt instruments the yield on which may be affected by reason of prepayments. The precise application of Section 1272(a)(6) of the
Internal Revenue Code to pools of debt instruments is unclear in certain respects. For example, it is uncertain whether a prepayment assumption will be applied collectively to all of a taxpayer's investments in these pools of debt instruments, or on an investment-by-investment basis. Similarly, it is not clear whether the assumed prepayment rate as to investments in grantor trust fractional interest certificates is to be determined based on conditions at the time of the first sale of the certificate or, with respect to any holder, at the time of purchase of the certificate by that holder.

     We recommend that certificateholders consult their tax advisors concerning reporting original issue discount, market discount and premium with respect to grantor trust fractional interest certificates.

     In light of the application of Section 1286 of the Internal Revenue Code, a beneficial owner of a stripped bond generally will be required to compute accruals of original issue discount based on its yield, possibly taking into account its own prepayment assumption. The information necessary to perform the related calculations for information reporting purposes, however, generally will not be available to the trustee. Accordingly, any information reporting provided by the trustee with respect to these stripped bonds, which information will be based on pricing information as of the closing date, will largely fail to reflect the accurate accruals of original issue discount for these certificates.
Prospective investors therefore should be aware that the timing of accruals of original issue discount applicable to a stripped bond generally will be different than that reported to holders and the IRS. Prospective investors should consult their own tax advisors regarding their obligation to compute and include in income the correct amount of original issue discount accruals and any possible tax consequences to them if they should fail to do so.

                                     -136-

     If Stripped Bond Rules Apply. If the stripped bond rules apply, each grantor trust fractional interest certificate will be treated as having been issued with original issue discount within the meaning of Section 1273(a) of the
Internal Revenue Code. This is subject, however, to the discussion below regarding:

     o    the treatment of some stripped bonds as market discount bonds, and

     o    de minimis market discount.

     See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional
Interest Certificates-- Market Discount" below.

     The holder of a grantor trust fractional interest certificate will report interest income from its grantor trust fractional interest certificate for each month to the extent it constitutes "qualified stated interest" in accordance with its normal method of accounting. See "REMICs--Taxation of Owners of REMIC
Regular Certificates--Original Issue Discount" in this prospectus for a description of qualified stated interest.

     The original issue discount on a grantor trust fractional interest certificate will be the excess of the certificate's stated redemption price over its issue price. The issue price of a grantor trust fractional interest certificate as to any purchaser will be equal to the price paid by that purchaser of the grantor trust fractional interest certificate. The stated
redemption price of a grantor trust fractional interest certificate will be the sum of all payments to be made on that certificate, other than qualified stated
interest, if any, and the certificate's share of reasonable servicing fees and other expenses.

     See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional
Interest Certificates--If Stripped Bond Rules Do Not Apply" for a definition of
"qualified stated interest." In general, the amount of that income that accrues in any month would equal the product of:

     o    the holder's adjusted basis in the grantor trust fractional interest certificate at the beginning of the related month, as defined in
          "--Grantor Trusts--Sales of Grantor Trust Certificates," and

     o    the yield of that grantor trust fractional interest certificate to the holder.

     The yield would be computed at the rate, that, if used to discount the holder's share of future payments on the related mortgage loans, would cause the present value of those future payments to equal the price at which the holder purchased the certificate. This rate is compounded based on the regular interval between payment dates. In computing yield under the stripped bond rules, a certificateholder's share of future payments on the related mortgage loans will not include any payments made with respect to any ownership interest in those mortgage loans retained by us, a master servicer, a special servicer, a sub-servicer or our or their respective affiliates, but will include the certificateholder's share of any reasonable servicing fees and other expenses and is based generally on the method described in Section 1272(a)(6) of the
Internal Revenue Code. The precise means of applying that method is uncertain in various respects. See "--Grantor Trusts--Taxation of Owners of Grantor Trust
Fractional Interest Certificates--General."

     In the case of a grantor trust fractional interest certificate acquired at a price equal to the principal amount of the related mortgage loans allocable to that certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a grantor trust fractional interest certificate acquired at a price less than or greater than the principal amount, respectively, the use of a reasonable prepayment assumption would increase or decrease the yield. Therefore, the use of this prepayment assumption would accelerate or decelerate, respectively, the reporting of income.

                                     -137-

     In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on:

     o    a prepayment assumption determined when certificates are offered and sold under this prospectus, which we will disclose in the related prospectus supplement, and

     o    a constant yield computed using a representative initial offering price for each class of certificates.

     However, neither we nor any other person will make any representation that--

     o    the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption used or any other rate, or

     o    the prepayment assumption will not be challenged by the IRS on audit.

     Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports that we send, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

     Under Treasury regulation section 1.1286-1, some stripped bonds are to be treated as market discount bonds. Accordingly, any purchaser of that bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon:

     o    there is no original issue discount or only a de minimis amount of original issue discount, or

     o    the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the related mortgage loans, before subtracting any servicing fee or any stripped coupon.

     If interest payable on a grantor trust fractional interest certificate is more than one percentage point lower than the gross interest rate payable on the related mortgage loans, we will disclose that fact in the related prospectus supplement. If the original issue discount or market discount on a grantor trust fractional interest certificate determined under the stripped bond rules is less than the product of:

     o    0.25% of the stated redemption price, and

     o    the weighted average maturity of the related mortgage loans,

then the original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue discount and market discount described in "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not
Apply" and "--Market Discount" below.

     If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a grantor trust fractional interest certificate, the certificateholder will be required to report its share of the interest income on the related mortgage loans in accordance with the certificateholder's normal method of accounting. In that case, the original issue discount rules will apply, even if

                                     -138-

the stripped bond rules do not apply, to a grantor trust fractional interest certificate to the extent it evidences an interest in mortgage loans issued with original issue discount.

     The original issue discount, if any, on mortgage loans will equal the difference between:

     o    the stated redemption price of the mortgage loans, and

     o    their issue price.

     For a definition of "stated redemption price," see "--REMICs--Taxation of
Owners of REMIC Regular Certificates--Original Issue Discount" above. In general, the issue price of a mortgage loan will be the amount received by the borrower from the lender under the terms of the mortgage loan. If the borrower separately pays points to the lender that are not paid for services provided by the lender, such as commitment fees or loan processing costs, the amount of those points paid reduces the issue price.

     The stated redemption price of a mortgage loan will generally equal its principal amount. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test as in the
REMIC discussion. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above.

     In the case of mortgage loans bearing adjustable or variable interest rates, we will describe in the related prospectus supplement the manner in which these rules will be applied with respect to the mortgage loans by the related trustee or master servicer, as applicable, in preparing information returns to certificateholders and the IRS.

     If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a mortgage loan will be required to be accrued and reported in income each month, based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See
"--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

     A purchaser of a grantor trust fractional interest certificate may purchase the grantor trust fractional interest certificate at a cost less than the certificate's allocable portion of the total remaining stated redemption price of the underlying mortgage loans. In that case, the purchaser will also be required to include in gross income the certificate's daily portions of any original issue discount with respect to those mortgage loans. However, each daily portion will be reduced, if the cost of the grantor trust fractional interest certificate to the purchaser is in excess of the certificate's allocable portion of the aggregate adjusted issue prices of the underlying mortgage loans. The reduction will be approximately in proportion to the ratio that the excess bears to the certificate's allocable portion of the total original issue discount remaining to be accrued on those mortgage loans.

     The adjusted issue price of a mortgage loan on any given day equals the sum of:

     o    the adjusted issue price or the issue price, in the case of the first accrual period, of the mortgage loan at the beginning of the accrual period that includes that day, and

     o    the daily portions of original issue discount for all days during the accrual period prior to that day.

     The adjusted issue price of a mortgage loan at the beginning of any accrual period will equal:

     o    the issue price of the mortgage loan, increased by

                                     -139-

     o    the total amount of original issue discount with respect to the mortgage loan that accrued in prior accrual periods, and reduced by

     o    the amount of any payments made on the mortgage loan in prior accrual periods of amounts included in its stated redemption price.

     In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on:

     o    a prepayment assumption determined when the certificates are offered and sold under this prospectus and disclosed in the related prospectus supplement, and

     o    a constant yield computed using a representative initial offering price for each class of certificates.

     However, neither we nor any other person will make any representation that--

     o    the mortgage loans will in fact prepay at a rate conforming to the prepayment assumption or any other rate, or

     o    the prepayment assumption will not be challenged by the IRS on audit.

     Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

     Market Discount. If the stripped bond rules do not apply to a grantor trust fractional interest certificate, a certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Internal Revenue Code to the extent an interest in a mortgage loan is considered to have been purchased at a market discount. A mortgage loan is considered to have been purchased at a market discount if--

     o    in the case of a mortgage loan issued without original issue discount, it is purchased at a price less than its remaining stated redemption price, or

     o    in the case of a mortgage loan issued with original issue discount, it is purchased at a price less than its adjusted issue price.

     If market discount is in excess of a de minimis amount, the holder generally must include in income in each month the amount of the discount that has accrued, under the rules described below, through that month that has not previously been included in income. However, the inclusion will be limited, in the case of the portion of the discount that is allocable to any mortgage loan, to the payment of stated redemption price on the mortgage loan that is received by or, for accrual method certificateholders, due to the trust in that month. A certificateholder may elect to include market discount in income currently as it accrues, under a constant yield method based on the yield of the certificate to the holder, rather than including it on a deferred basis in accordance with the foregoing. Such market discount will be accrued based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

     We recommend that certificateholders consult their own tax advisors concerning accrual of market discount with respect to grantor trust fractional interest certificates. Certificateholders should also refer to the

                                     -140-

related prospectus supplement to determine whether and in what manner the market discount will apply to the underlying mortgage loans purchased at a market discount.

     To the extent that the underlying mortgage loans provide for periodic payments of stated redemption price, you may be required to include market discount in income at a rate that is not significantly slower than the rate at which that discount would be included in income if it were original issue discount.

     Market discount with respect to mortgage loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described under "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above.

     Further, under the rules described under "--REMICs--Taxation of Owners of
REMIC Regular Certificates--Market Discount" above, any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the underlying mortgage loans.

     Premium. If a certificateholder is treated as acquiring the underlying mortgage loans at a premium, which is a price in excess of their remaining stated redemption price, the certificateholder may elect under Section 171 of the Internal Revenue Code to amortize the portion of that premium allocable to mortgage loans originated after September 27, 1985 using a constant yield method. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to mortgage loans originated before September 28, 1985 or to mortgage loans for which an amortization election is not made, should:

     o    be allocated among the payments of stated redemption price on the mortgage loan, and

     o    be allowed as a deduction as those payments are made or, for an accrual method certificateholder, due.

     It appears that a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Internal Revenue Code similar to that described for calculating the accrual of market discount of grantor trust fractional interest certificates based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

     Taxation of Owners of Grantor Trust Strip Certificates. The stripped coupon rules of section 1286 of the Internal Revenue Code will apply to the grantor trust strip certificates. Except as described above under "--Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If
Stripped Bond Rules Apply," no regulations or published rulings under Section
1286 of the Internal Revenue Code have been issued and some uncertainty exists as to how it will be applied to securities, such as the grantor trust strip certificates. Accordingly, we recommend that you consult your tax advisors concerning the method to be used in reporting income or loss with respect to those certificates.

     The Treasury regulations promulgated under the original discount rules do not apply to stripped coupons, although they provide general guidance as to how the original issue discount sections of the Internal Revenue Code will be applied.

     Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the grantor trust strip certificates based on a constant yield method. In effect, you would include

                                     -141-

as interest income in each month an amount equal to the product of your adjusted basis in the grantor trust strip certificate at the beginning of that month and the yield of the grantor trust strip certificate to you. This yield would be calculated based on:

     o    the price paid for that grantor trust strip certificate by you, and

     o    the projected payments remaining to be made on that grantor trust strip certificate at the time of the purchase, plus

     o    an allocable portion of the projected servicing fees and expenses to be paid with respect to the underlying mortgage loans.

     Such yield will accrue based generally on the method described in Section
1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--General."

     If the method for computing original issue discount under Section
1272(a)(6) results in a negative amount of original issue discount as to any accrual period with respect to a grantor trust strip certificate, the amount of original issue discount allocable to that accrual period will be zero. That is, no current deduction of the negative amount will be allowed to you. You will instead only be permitted to offset that negative amount against future positive original issue discount, if any, attributable to that certificate. Although not free from doubt, it is possible that you may be permitted to deduct a loss to the extent his or her basis in the certificate exceeds the maximum amount of payments you could ever receive with respect to that certificate. However, the loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to grantor trust certificates with no, or disproportionately small, amounts of principal, which can have negative yields under circumstances that are not default related. See "RISK FACTORS--The
Investment Performance of Your Offered Certificates Will Depend Upon Payments,
Defaults and Losses on the Underlying Mortgage Loans; and Those Payments,
Defaults and Losses May Be Highly Unpredictable" above.

     The accrual of income on the grantor trust strip certificates will be significantly slower using a prepayment assumption than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, we currently expect that information returns or reports to the
IRS and certificateholders will be based on:

     o    the prepayment assumption we will disclose in the related prospectus supplement, and

     o    a constant yield computed using a representative initial offering price for each class of certificates.

     However, neither we nor any other person will make any representation that--

     o    the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption or at any other rate or

     o    the prepayment assumption will not be challenged by the IRS on audit.

     We recommend that prospective purchasers of the grantor trust strip certificates consult their tax advisors regarding the use of the prepayment assumption.

                                     -142-

     Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

     Sales of Grantor Trust Certificates. Any gain or loss recognized on the sale or exchange of a grantor trust certificate by an investor who holds that certificate as a capital asset, will be capital gain or loss, except as described below in this "--Sales of Grantor Trust Certificates" subsection. The amount recognized equals the difference between:

     o    the amount realized on the sale or exchange of a grantor trust certificate, and

     o    its adjusted basis.

     The adjusted basis of a grantor trust certificate generally will equal:

     o    its cost, increased by

     o    any income reported by the seller, including original issue discount and market discount income, and reduced, but not below zero, by

     o    any and all previously reported losses, amortized premium, and payments with respect to that grantor trust certificate.

     As of the date of this prospectus, the Internal Revenue Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income realized or received by individuals. No similar rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain or loss from the sale of a grantor trust certificate may be partially or wholly ordinary and not capital in some circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income.
Gain or loss recognized by banks and other financial institutions subject to
Section 582(c) of the Internal Revenue Code will be treated as ordinary income.

     Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the grantor trust certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Internal Revenue Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     The Internal Revenue Code requires the recognition of gain upon the constructive sale of an appreciated financial position. A constructive sale of an appreciated financial position occurs if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

     o    entitle the holder to a specified principal amount,

     o    pay interest at a fixed or variable rate, and

                                     -143-

     o    are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Because most grantor trust certificates meet this exception, this Section will not apply to most grantor trust certificates. However, some grantor trust certificates have no, or a disproportionately small amount of, principal and these certificates can be the subject of a constructive sale.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the relevant taxable year. This election would be done for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Grantor Trust Reporting. Unless otherwise provided in the related prospectus supplement, the related tax administrator will furnish or make readily available through electronic means to each holder of a grantor trust certificate with each payment a statement setting forth the amount of the payment allocable to principal on the underlying mortgage loans and to interest on those loans at the related pass-through rate. In addition, the related tax administrator will furnish, within a reasonable time after the end of each calendar year, to each person or entity that was the holder of a grantor trust certificate at any time during that year, information regarding:

     o    the amount of servicing compensation received by a master servicer or special servicer, and

     o    all other customary factual information the reporting party deems necessary or desirable to enable holders of the related grantor trust certificates to prepare their tax returns.

     The reporting party will furnish comparable information to the IRS as and when required by law to do so.

     Because the rules for accruing discount and amortizing premium with respect to grantor trust certificates are uncertain in various respects, there is no assurance the IRS will agree with the information reports of those items of income and expense. Moreover, those information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders that bought their certificates at the representative initial offering price used in preparing the reports.

     On June 20, 2002, the Treasury Department published proposed regulations, which will, when effective, establish a reporting framework for interests in
"widely held fixed investment trusts" that will place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held fixed investment trust is defined as any entity classified as a "trust" under Treasury regulation Section 301.7701-4(c) in which any interest is held by a middleman, which includes, but is not limited to:

     o    a custodian of a person's account,

     o    a nominee, and

     o    a broker holding an interest for a customer in street name.

     These regulations are proposed to be effective on January 1, 2004.

     Backup Withholding. In general, the rules described under "--REMICs--Backup
Withholding with Respect to REMIC Certificates" above will also apply to grantor trust certificates.

     Foreign Investors. In general, the discussion with respect to REMIC regular certificates under "--REMICs--Foreign Investors in REMIC Certificates" above applies to grantor trust certificates. However, unless

                                     -144-

we otherwise specify in the related prospectus supplement, grantor trust certificates will be eligible for exemption from U.S. withholding tax, subject to the conditions described in the discussion above, only to the extent the related mortgage loans were originated after July 18, 1984.

     To the extent that interest on a grantor trust certificate would be exempt under Sections 871(h)(1) and 881(c) of the Internal Revenue Code from United
States withholding tax, and the certificate is not held in connection with a certificateholder's trade or business in the United States, the certificate will not be subject to United States estate taxes in the estate of a nonresident alien individual.

                        STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "FEDERAL
INCOME TAX CONSEQUENCES," potential investors should consider the state and local tax consequences concerning the offered certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, we recommend that prospective investors consult their tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

GENERAL

     The following description is general in nature, is not intended to be all-inclusive, is based on the law and practice existing at the date of this document and is subject to any subsequent changes therein. In view of the individual nature of ERISA and Internal Revenue Code consequences, each potential investor that is a Plan is advised to consult its own legal advisor with respect to the specific ERISA and Internal Revenue Code consequences of investing in the offered certificates and to make its own independent decision.
The following is merely a summary and should not be construed as legal advice.

     ERISA imposes various requirements on--

     o    ERISA Plans, and

     o    persons that are fiduciaries with respect to ERISA Plans,

in connection with the investment of the assets of an ERISA Plan. For purposes of this discussion, ERISA Plans include corporate pension and profit sharing plans as well as separate accounts and collective investment funds, including as applicable, insurance company general accounts, in which other ERISA Plans are invested.

     Governmental plans and, if they have not made an election under Section
410(d) of the Internal Revenue Code, church plans are not subject to ERISA requirements. However, those plans may be subject to provisions of other applicable federal or state law that are materially similar to the provisions of
ERISA or the Internal Revenue Code discussed in this section. Any of those plans which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Internal Revenue Code, moreover, is subject to the prohibited transaction rules in Section 503 of the Internal Revenue Code.

     ERISA imposes general fiduciary requirements on a fiduciary that is investing the assets of an ERISA Plan, including--

     o    investment prudence and diversification, and

                                     -145-

     o    compliance with the investing ERISA Plan's governing documents.

     Section 406 of ERISA also prohibits a broad range of transactions involving the assets of an ERISA Plan and a Party in Interest with respect to that ERISA
Plan, unless a statutory, regulatory or administrative exemption exists. Section
4975 of the Internal Revenue Code contains similar prohibitions applicable to the assets of an I.R.C. Plan.

     The types of transactions between Plans and Parties in Interest that are prohibited include:

     o    sales, exchanges or leases of property;

     o    loans or other extensions of credit; and

     o    the furnishing of goods and services.

     Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed under Section 4975 of the Internal Revenue Code or a penalty imposed under Section 502(i) of ERISA, unless a statutory, regulatory or administrative exemption is available. In addition, the persons involved in the prohibited transaction may have to cancel the transaction and pay an amount to the affected Plan for any losses realized by that Plan or profits realized by those persons. In addition, individual retirement accounts involved in the prohibited transaction may be disqualified, resulting in adverse tax consequences to the owner of the account.

PLAN ASSET REGULATIONS

     A Plan's investment in offered certificates may cause the underlying mortgage assets and other assets of the related trust to be deemed assets of that Plan. The Plan Asset Regulation provides that when a Plan acquires an equity interest in an entity, the assets of the Plan include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless an exception applies. One exception is that the equity participation in the entity by benefit plan investors, which include both Plans and employee benefit plans not subject to ERISA or Section 4975 of the Internal
Revenue Code, is not significant. The equity participation by benefit plan investors will be significant on any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. The percentage owned by benefit plan investors is determined by excluding the investments of the following persons:

     1.   those with discretionary authority or control over the assets of the entity,

     2.   those who provide investment advice directly or indirectly for a fee with respect to the assets of the entity, and

     3.   those who are affiliates of the persons described in the preceding clauses 1. and 2.

     In the case of one of our trusts, investments by us, by the related trustee, the related master servicer, the related special servicer or any other party with discretionary authority over the related trust assets, or by the affiliates of these persons, will be excluded.

     A fiduciary of an investing Plan is any person who--

     o    has discretionary authority or control over the management or disposition of the assets of the Plan, or

     o    provides investment advice with respect to the assets of the Plan for a fee.

                                     -146-

     If the mortgage and other assets included in one of our trusts are Plan assets, then any party exercising management or discretionary control regarding those assets, such as the related trustee, master servicer or special servicer, or affiliates of any of these parties, may be--

     o    deemed to be a fiduciary with respect to the investing Plan, and

     o    subject to the fiduciary responsibility provisions of ERISA.

In addition, if the mortgage and other assets included in one of our trusts are
Plan assets, then the operation of that trust may involve prohibited transactions under ERISA or Section 4975 of the Internal Revenue Code. For
example, if a borrower with respect to a mortgage loan in that trust is a Party in Interest to an investing Plan, then the purchase by that Plan of offered certificates evidencing interests in that trust could be a prohibited loan between that Plan and the Party in Interest.

     The Plan Asset Regulation provides that when a Plan purchases a "guaranteed governmental mortgage pool certificate", the assets of the Plan include the certificate but do not include any of the mortgages underlying the certificate.
The Plan Asset Regulation includes in the definition of a "guaranteed governmental mortgage pool certificate" some certificates issued and/or guaranteed by Freddie Mac, Ginnie Mae or Fannie Mae. Accordingly, even if these types of mortgaged-backed securities were deemed to be assets of a Plan, the underlying mortgages would not be treated as assets of that Plan. Private label mortgage participations, mortgage pass-through certificates or other mortgage-backed securities are not "guaranteed governmental mortgage pool certificates" within the meaning of the Plan Asset Regulation.

     In addition, the acquisition or holding of offered certificates by or on behalf of a Plan could give rise to a prohibited transaction if we or the related trustee, master servicer or special servicer or any related underwriter, sub-servicer, tax administrator, manager, borrower or obligor under any credit enhancement mechanism, or one of their affiliates, is or becomes a Party in
Interest with respect to an investing Plan.

     If you are the fiduciary of a Plan, you should consult your counsel and review the ERISA discussion in the related prospectus supplement before purchasing any offered certificates on behalf of or with assets of the Plan.

PROHIBITED TRANSACTION EXEMPTIONS

     If you are a Plan fiduciary, then, in connection with your deciding whether to purchase any of the offered certificates on behalf of, or with assets of, a
Plan, you should consider the availability of one of the following prohibited transaction class exemptions issued by the U.S. Department of Labor:

     o    Prohibited Transaction Class Exemption 75-1, which exempts particular transactions involving Plans and broker-dealers, reporting dealers and banks;

     o    Prohibited Transaction Class Exemption 90-1, which exempts particular transactions between insurance company separate accounts and Parties in Interest;

     o    Prohibited Transaction Class Exemption 91-38, which exempts particular transactions between bank collective investment funds and Parties in
          Interest;

     o    Prohibited Transaction Class Exemption 84-14, which exempts particular transactions effected on behalf of an ERISA Plan by a "qualified professional asset manager";

                                     -147-

     o    Prohibited Transaction Class Exemption 95-60, which exempts particular transactions between insurance company general accounts and Parties in
          Interest; and

     o    Prohibited Transaction Class Exemption 96-23, which exempts particular transactions effected on behalf of an ERISA Plan by an "in-house asset manager".

     We cannot provide any assurance that any of these class exemptions will apply with respect to any particular investment by or on behalf of a Plan in any class of offered certificates. Furthermore, even if any of them were deemed to apply, that particular class exemption may not apply to all transactions that could occur in connection with the investment. The prospectus supplement with respect to the offered certificates of any series may contain additional information regarding the availability of other exemptions with respect to those certificates.

UNDERWRITER'S EXEMPTION

     It is expected that Merrill Lynch, Pierce, Fenner & Smith Incorporated will be the sole underwriter or the lead or co-lead managing underwriter in each underwritten offering of certificates made by this prospectus. The U.S.
Department of Labor issued PTE 90-29 to Merrill Lynch, Pierce, Fenner & Smith
Incorporated. Subject to the satisfaction of the conditions specified in that exemption, PTE 90-29, as most recently amended by PTE 2002-41, generally exempts from the application of the prohibited transaction provisions of ERISA and
Section 4975 of the Internal Revenue Code, various transactions relating to, among other things--

     o    the servicing and operation of some mortgage asset pools, such as the types of mortgage asset pools that will be included in our trusts, and

     o    the purchase, sale and holding of some certificates such as particular classes of the offered certificates that evidence interests in those pools and are underwritten by Merrill Lynch, Pierce, Fenner & Smith
          Incorporated or any person affiliated with Merrill Lynch, Pierce,
          Fenner & Smith Incorporated.

     The related prospectus supplement will state whether PTE 90-29 is or may be available with respect to any offered certificates underwritten by Merrill
Lynch, Pierce, Fenner & Smith Incorporated.

INSURANCE COMPANY GENERAL ACCOUNTS

     Section 401(c) of ERISA provides that the fiduciary and prohibited transaction provisions of ERISA and the Internal Revenue Code do not apply to transactions involving an insurance company general account where the assets of the general account are not Plan assets. A Department of Labor regulation issued under Section 401(c) of ERISA provides guidance for determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets are Plan assets. That regulation generally provides that, if the specified requirements are satisfied with respect to insurance policies issued on or before December 31, 1998, the assets of an insurance company general account will not be Plan assets.

     Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998, or issued to a Plan on or before December 31, 1998 for which the insurance company does not comply with the requirements set forth in the Department of Labor regulation under Section
401(c) of ERISA, may be treated as Plan assets. In addition, because Section
401(c) of ERISA and the regulation issued under Section 401(c) of ERISA do not relate to insurance company separate accounts, separate account assets are still treated as Plan assets of Plans invested in the separate account. If you are an insurance company and you are

                                     -148-

contemplating the investment of general account assets in offered certificates, you should consult your legal counsel as to the applicability of Section 401(c)
of ERISA.

CONSULTATION WITH COUNSEL

     If you are a fiduciary of a Plan and you intend to purchase offered certificates on behalf of or with assets of that Plan, you should:

     o    consider your general fiduciary obligations under ERISA, and

     o    consult with your legal counsel as to--

          1.   the potential applicability of ERISA and Section 4975 of the
               Internal Revenue Code to that investment, and

          2.   the availability of any prohibited transaction exemption in connection with that investment.

TAX EXEMPT INVESTORS

     A Plan that is exempt from federal income taxation under Section 501 of the
Internal Revenue Code will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" within the meaning of
Section 512 of the Internal Revenue Code. All excess inclusions of a REMIC allocated to a REMIC residual certificate held by a tax-exempt Plan will be considered unrelated business taxable income and will be subject to federal income tax.

     See "FEDERAL INCOME TAX CONSEQUENCES--REMICs--Taxation of Owners of REMIC
Residual Certificates--Excess Inclusions" in this prospectus.

                                LEGAL INVESTMENT

     If and to the extent specified in the related prospectus supplement, certain classes of the offered certificates of any series will constitute mortgage related securities for purposes of the Secondary Mortgage Market
Enhancement Act of 1984, as amended.

     Generally, the only classes of offered certificates that will qualify as
"mortgage related securities" will be those that: (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a trust fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of offered certificates not qualifying as "mortgage related securities" for purposes of SMMEA under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such certificates, may be subject to significant interpretive uncertainties. All investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates constitute legal investments for them.

     Mortgage related securities are legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities, including depository institutions, insurance companies, trustees and pension funds--

     o    that are created or existing under the laws of the United States or any state, including the District of Columbia and Puerto Rico, and

                                     -149-

     o    whose authorized investments are subject to state regulations,

to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities are legal investments for those entities.

     Under SMMEA, a number of states enacted legislation, on or prior to the
October 3, 1991 cut-off for those enactments, limiting to various extents the ability of some entities (in particular, insurance companies) to invest in
"mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to
Section 347 of the Riegle Community Development and Regulatory Improvement Act
of 1994, which amended the definition of "mortgage related security" to include, in relevant part, certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a trust fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in those types of certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in offered certificates qualifying as "mortgage related securities" only to the extent provided in that legislation.

     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows:

     o    federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in mortgage related securities without limitation as to the percentage of their assets represented by those securities; and

     o    federal credit unions may invest in mortgage related securities and national banks may purchase mortgage related securities for their own account without regard to the limitations generally applicable to investment securities prescribed in 12 U.S.C. ss. 24 (Seventh),

subject in each case to the regulations that the applicable federal regulatory authority may prescribe.

     Effective December 31, 1996, the OCC amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus, but subject to compliance with certain general standards concerning "safety and soundness" and retention of credit information in 12 C.F.R. ss. 1.5, some Type IV securities, which are defined in 12 C.F.R. ss. 1.2(m) to include certain commercial mortgage-related securities and residential mortgage-related securities. As defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, a mortgage related security within the meaning of SMMEA, provided that, in the case of a commercial mortgage-related security, it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," we make no representation as to whether any class of offered certificates will qualify as commercial mortgage-related securities, and thus as
Type IV securities, for investment by national banks.

     The NCUA has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in mortgage related securities (other than stripped mortgage related securities, residual interests in mortgage related securities and commercial mortgage related securities) under limited circumstances, subject to compliance with general rules governing investment policies and practices; however, credit unions approved for the NCUA's
"investment pilot program" under 12 C.F.R. ss. 703.19 may be able to invest in those prohibited forms of

                                     -150-

securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. ss.
742.4(b)(2).

     The OTS has issued Thrift Bulletin 13a (December 1, 1998), "Management of
Interest Rate Risk, Investment Securities, and Derivatives Activities," and
Thrift Bulletin 73a (December 18, 2001), "Investing in Complex Securities,"
which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the offered certificates.

     All depository institutions considering an investment in the offered certificates should review the "Supervisory Policy Statement on Investment
Securities and End-User Derivatives Activities" of the Federal Financial
Institutions Examination Council, which has been adopted by the Board of
Governors of the Federal Reserve System, the FDIC, the OCC and the OTS effective
May 26, 1998, and by the NCUA effective October 1, 1998. That statement sets forth general guidelines which depository institutions must follow in managing risks, including market, credit, liquidity, operational (transaction), and legal risks, applicable to all securities, including mortgage pass-through securities and mortgage-derivative products used for investment purposes.

     Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any offered certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of SMMEA).

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines, or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions that may restrict or prohibit investment in securities that are not
"interest-bearing" or "income-paying," and, with regard to any offered certificates issued in book-entry form, provisions that may restrict or prohibit investments in securities that are issued in book-entry form.

     Except as to the status of some classes as "mortgage related securities,"
we make no representations as to the proper characterization of any class of offered certificates for legal investment, financial institution regulatory or other purposes. Also, we make no representations as to the ability of particular investors to purchase any class of offered certificates under applicable legal investment restrictions. These uncertainties (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the certificates) may adversely affect the liquidity of any class of offered certificates. Accordingly, if your investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities, you should consult with your legal advisor in determining whether and to what extent--

     o the offered certificates of any class and series constitute legal investments or are subject to investment, capital or other restrictions; and

     o if applicable, SMMEA has been overridden in your state.

                                 USE OF PROCEEDS

     Unless otherwise specified in the related prospectus supplement, the net proceeds to be received from the sale of the offered certificates of any series will be applied by us to the purchase of assets for the related trust or will be used by us to cover expenses related to that purchase and the issuance of those certificates. We expect to sell the offered certificates from time to time, but the timing and amount of offerings of those certificates will depend on a number of factors, including the volume of mortgage assets acquired by us, prevailing interest rates, availability of funds and general market conditions.

                                     -151-

                             METHOD OF DISTRIBUTION

     The certificates offered by this prospectus and the related prospectus supplements will be offered in series through one or more of the methods described in the next paragraph. The prospectus supplement prepared for the offered certificates of each series will describe the method of offering being utilized for those certificates and will state the net proceeds to us from the sale of those certificates.

     We intend that offered certificates will be offered through the following methods from time to time. We further intend that offerings may be made concurrently through more than one of these methods or that an offering of the offered certificates of a particular series may be made through a combination of two or more of these methods. The methods are as follows:

     1.   by negotiated firm commitment or best efforts underwriting and public offering by one or more underwriters specified in the related prospectus supplement;

     2.   by placements by us with institutional investors through dealers; and

     3.   by direct placements by us with institutional investors.

     In addition, if specified in the related prospectus supplement, the offered certificates of a series may be offered in whole or in part to the seller of the mortgage assets that would back those certificates. Furthermore, the related trust assets for any series of offered certificates may include other securities, the offering of which was registered under the registration statement of which this prospectus is a part.

     If underwriters are used in a sale of any offered certificates, other than in connection with an underwriting on a best efforts basis, the offered certificates will be acquired by the underwriters for their own account. These certificates may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter or underwriters with respect to the offer and sale of offered certificates of a particular series will be described on the cover of the prospectus supplement relating to the series and the members of the underwriting syndicate, if any, will be named in the relevant prospectus supplement.

     Underwriters may receive compensation from us or from purchasers of the offered certificates in the form of discounts, concessions or commissions.
Underwriters and dealers participating in the payment of the offered certificates may be deemed to be underwriters in connection with those certificates. In addition, any discounts or commissions received by them from us and any profit on the resale of those offered certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     It is anticipated that the underwriting agreement pertaining to the sale of the offered certificates of any series will provide that--

     o    the obligations of the underwriters will be subject to various conditions precedent,

     o    the underwriters will be obligated to purchase all the certificates if any are purchased, other than in connection with an underwriting on a best efforts basis, and

     o    in limited circumstances, we will indemnify the several underwriters and the underwriters will indemnify us against civil liabilities relating to disclosure in our registration statement, this prospectus or any of the related prospectus supplements, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made with respect to any liabilities.

                                     -152-

     The prospectus supplement with respect to any series offered by placements through dealers will contain information regarding the nature of the offering and any agreements to be entered into between us and purchasers of offered certificates of that series.

     We anticipate that the offered certificates will be sold primarily to institutional investors. Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be
"underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of offered certificates. Holders of offered certificates should consult with their legal advisors in this regard prior to any reoffer or sale.

     It is expected that Merrill Lynch, Pierce, Fenner & Smith Incorporated will be the sole underwriter or the lead or co-lead managing underwriter in each underwritten offering of certificates made by this prospectus. Merrill Lynch,
Pierce, Fenner & Smith Incorporated is an affiliate of Merrill Lynch Mortgage
Investors, Inc.

                                  LEGAL MATTERS

     Unless otherwise specified in the related prospectus supplement, particular legal matters in connection with the certificates of each series, including some federal income tax consequences, will be passed upon for us by--

     o    Sidley Austin Brown & Wood LLP;

     o    Latham & Watkins LLP; or

     o    Cadwalader, Wickersham & Taft LLP.

                              FINANCIAL INFORMATION

     A new trust will be formed with respect to each series of offered certificates. None of those trusts will engage in any business activities or have any assets or obligations prior to the issuance of the related series of offered certificates. Accordingly, no financial statements with respect to any trust will be included in this prospectus or in the related prospectus supplement. We have determined that our financial statements will not be material to the offering of any offered certificates.

                                     RATING

     It is a condition to the issuance of any class of offered certificates that, at the time of issuance, at least one nationally recognized statistical rating organization has rated those certificates in one of its generic rating categories which signifies investment grade. Typically, the four highest rating categories, within which there may be sub-categories or gradations indicating relative standing, signify investment grade.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders of all payments of interest and/or principal to which they are entitled. These ratings address the structural, legal and issuer-related aspects associated with the certificates, the nature of the underlying mortgage assets and the credit quality of any third-party credit enhancer. The rating(s) on a class of offered certificates will not represent any assessment of--

     o    whether the price paid for those certificates is fair;

     o    whether those certificates are a suitable investment for any particular investor;

                                     -153-

     o    the tax attributes of those certificates or of the related trust;

     o    the yield to maturity or, if they have principal balances, the average life of those certificates;

     o    the likelihood or frequency of prepayments of principal on the underlying mortgage loans;

     o    the degree to which the amount or frequency of prepayments on the underlying mortgage loans might differ from those originally anticipated;

     o    whether or to what extent the interest payable on those certificates may be reduced in connection with interest shortfalls resulting from the timing of voluntary prepayments;

     o    the likelihood that any amounts other than interest at the related mortgage interest rates and principal will be received with respect to the underlying mortgage loans; or

     o    if those certificates provide solely or primarily for payments of interest, whether the holders, despite receiving all payments of interest to which they are entitled, would ultimately recover their initial investments in those certificates.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                     -154-

                                    GLOSSARY

     The following capitalized terms will have the respective meanings assigned to them in this glossary whenever they are used in this prospectus.

     "ADA" means the Americans with Disabilities Act of 1990, as amended.

     "CERCLA" means the federal Comprehensive Environmental Response,
Compensation and Liability Act of 1980, as amended.

     "Committee Report" means the Conference Committee Report accompanying the
Tax Reform Act of 1986.

     "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans.

     "Disqualified Organization" means:

     o    the United States,

     o    any State or political subdivision of the United States,

     o    any foreign government,

     o    any international organization,

     o    any agency or instrumentality of the foregoing, except for instrumentalities described in Section 168(h)(2)(D) of the Internal
          Revenue Code or the Freddie Mac,

     o    any organization, other than a cooperative described in Section 521 of the Internal Revenue Code, that is exempt from federal income tax, except if it is subject to the tax imposed by Section 511 of the
          Internal Revenue Code, or

     o    any organization described in Section 1381(a)(2)(C) of the Internal
          Revenue Code.

     "Electing Large Partnership" means any partnership having more than 100 members during the preceding tax year which elects to apply simplified reporting provisions under the Internal Revenue Code, except for some service partnerships and commodity pools.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "ERISA Plan" means any employee benefit plan that is subject to the fiduciary responsibility provisions of ERISA.

     "Euroclear Operator" means Euroclear Bank, S.A./N.V., as operator of the
Euroclear System, or any successor entity.

     "Euroclear Terms and Conditions" means the Terms and Conditions Governing
Use of Euroclear and the related Operating Procedures of the Euroclear System and, to the extent that it applies to the operation of the Euroclear System,
Belgian law.

                                     -155-

     "Fannie Mae" means the Federal National Mortgage Association.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "Financial Intermediary" means a brokerage firm, bank, thrift institution or other financial intermediary that maintains an account of a beneficial owner of securities.

     "Freddie Mac" means the Federal Home Loan Mortgage Corporation.

     "Ginnie Mae" means the Government National Mortgage Association.

     "Governing Document" means the pooling and servicing agreement or other similar agreement or collection of agreements, which governs the issuance of a series of offered certificates.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

     "I.R.C. Plan" means a plan, arrangement or account that is subject to
Section 4975 of the Internal Revenue Code, including individual retirement accounts and certain Keogh plans.

     "IRS" means the Internal Revenue Service.

     "Lender Liability Act" means the Asset Conservation Lender Liability and
Deposit Insurance Act of 1996, as amended.

     "Net Income From Foreclosure Property" means income from foreclosure property other than qualifying rents and other qualifying income for a REIT.

     "NCUA" means the National Credit Union Administration.

     "OCC" means the Office of the Comptroller of the Currency.

     "OTS" means the Office of Thrift Supervision.

     "Party In Interest" means any person that is a "party in interest" within the meaning of Section 3(14) of ERISA or a "disqualified person" within the meaning of Section 4975(e)(2) of the Internal Revenue Code.

     "Pass-Through Entity" means any:

     o    regulated investment company,

     o    real estate investment trust,

     o    trust,

     o    partnership, or

     o    other entities described in Section 860E(e)(6) of the Internal Revenue
          Code.

     "Plan" means an ERISA Plan or an I.R.C. Plan.

     "Plan Asset Regulation" means U.S. Department of Labor Regulation Section
2510.3-101 promulgated under ERISA.

                                     -156-

     "PTE" means a Prohibited Transaction Exemption issued by the U.S.
Department of Labor, as it may be amended from time to time, or any successor thereto.

     "REIT" means a real estate investment trust within the meaning of Section
856(a) of the Internal Revenue Code.

     "Relief Act" means the Servicemembers Civil Relief Act, as amended.

     "REMIC" means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the Tax Reform Act of 1986 and Sections 860A through 860G of the Internal Revenue Code.

     "REMIC IO" means a REMIC that is entitled to only a specified portion of the interest in respect of one or more mortgage loans held by the REMIC.

     "Safe Harbor Regulations" means the final Treasury regulations issued on
July 18, 2002.

     "SEC" means the Securities and Exchange Commission.

     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

     "SPA" means standard prepayment assumption.

     "UCC" means, for any jurisdiction, the Uniform Commercial Code as in effect in that jurisdiction.

     "U.S. Person" means:

     o    a citizen or resident of the United States;

     o    a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state or the District of
          Columbia;

     o    an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business in the United States; or

     o    a trust as to which--

          1.   a court in the United States is able to exercise primary
               supervision over the administration of the trust, and

          2.   one or more United States persons have the authority to control all substantial decisions of the trust.

     In addition, to the extent provided in the Treasury regulations, a trust will be a U.S. Person if it was in existence on August 20, 1996 and it elected to be treated as a U.S. Person.

                                     -157-

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

The attached diskette contains one spreadsheet file that can be put on a user-specified hard drive or network drive. This spreadsheet file is "MLMT
2005-CIP1.xls". The spreadsheet file "MLMT 2005-CIP1.xls" is a Microsoft
Excel(1), Version 5.0 spreadsheet. The file provides, in electronic format, some of the statistical information that appears under the caption "Description of the Mortgage Pool" in this prospectus supplement and on Annexes A-1, A-2 and B to this prospectus supplement. Defined terms used, but not otherwise defined, in the spreadsheet file will have the respective meanings assigned to them in the glossary to this prospectus supplement. All the information contained in the spreadsheet file is subject to the same limitations and qualifications contained in this prospectus supplement. Prospective investors are strongly urged to read this prospectus supplement and the accompanying prospectus in their respective entireties prior to accessing the spreadsheet file.

----------------

(1) Microsoft Excel is a registered trademark of Microsoft Corporation.

================================================================================

     Until        , 2005, all dealers that effect transactions in the offered certificates, whether or not participating in this distribution, may be required to deliver a prospectus supplement and the accompanying prospectus.
This is in addition to the obligation of dealers acting as underwriters to deliver a prospectus supplement and the accompanying prospectus with respect to their unsold allotments and subscriptions.

                                 $1,900,725,000
                                  (Approximate)

                     MERRILL LYNCH MORTGAGE TRUST 2005-CIP1
                                    as Issuer

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-CIP1

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                  as Depositor

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                          IXIS REAL ESTATE CAPITAL INC.
                         PNC BANK, NATIONAL ASSOCIATION
                            as Mortgage Loan Sellers

                           --------------------------

                              PROSPECTUS SUPPLEMENT

                           --------------------------

                              MERRILL LYNCH & CO.

                      COUNTRYWIDE SECURITIES CORPORATION

                         IXIS SECURITIES NORTH AMERICA

                           PNC CAPITAL MARKETS, INC.

                              WACHOVIA SECURITIES

                                       , 2005

================================================================================

                     MERRILL LYNCH MORTGAGE TRUST 2005-CIP1